UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10027

STATE FARM MUTUAL FUND TRUST

(Exact name of registrant as specified in charter)

One State Farm Plaza Bloomington, IL	61710-0001
(Address of principal executive offices)	(Zip code)

Alan Goldberg
Paul J. Smith One State Farm Plaza Bloomington, Illinois 61710-0001	K&L Gates LLP 70 West Madison St., Suite 3100 Chicago, Illinois 60602

(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-800-447-4930

Date of fiscal year end: 12/31/2013

Date of reporting period: 12/31/2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

December 31, 2013

State Farm Mutual Fund Trust

ANNUAL REPORT

To enroll in electronic delivery of mutual funds documents, go to **statefarm.com**®, log into your account, scroll down to *State Farm Mutual Funds*®, and then click on *Go Paperless.*

Management Information (unaudited)	229

Master Investment Portfolio
LifePath Retirement, LifePath 2020, LifePath 2030, LifePath 2040, and LifePath 2050
Master Portfolio Information	231
Schedules of Investments	233
Statements of Assets and Liabilities	243
Statements of Operations	244
Statements of Changes in Net Assets	245
Financial Highlights	247
Notes to Financial Statements	252
Report of Independent Registered Public Accounting Firm	257
Active Stock Master Portfolio
Master Portfolio Information	258
Schedule of Investments	259
Statement of Assets and Liabilities	265
Statement of Operations	266
Statement of Changes in Net Assets	267
Financial Highlights	268
Notes to Financial Statements	269
Report of Independent Registered Public
Accounting Firm	275
CoreAlpha Bond Master Portfolio
Master Portfolio Information	276
Schedule of Investments	277
Statement of Assets and Liabilities	294
Statement of Operations	295
Statement of Changes in Net Assets	296
Financial Highlights	297
Notes to Financial Statements	298
Report of Independent Registered Public Accounting Firm	309
Officers and Trustees	310

Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown in this report. Obtain total returns for the Funds current to the most recent month-end at statefarm.com® under the Mutual Funds tab or by calling our Mutual Funds Response Center at 1-800-447-4930.

Before investing, consider the Funds’ investment objectives, risks, charges and expenses. Contact State Farm VP Management Corp. (1-800-447-4930) for a prospectus or summary prospectus containing this and other information. Read it carefully.

Investing involves risk, including potential for loss.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-4930 and at http://www.sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q.The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov.The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-4930.

Any website referenced in this report is an inactive textual reference only, and information contained in or otherwise accessible through that website does not form a part of, and is not incorporated by reference into, this report.

The Funds may send one copy of each annual report, semi-annual report, prospectus, and proxy statement to an address shared by more than one shareholder, a practice commonly referred to as “householding” delivery of these documents. If the Fund documents you receive are being householded but you would like to receive individual copies of these documents, contact us to request individual delivery by writing to State Farm Investment Management Corp., P.O. Box 219548, Kansas City, Missouri 64121-9548 or by calling us at 1-800-447-4930.We will begin sending individual copies within 30 days after we receive notice that you have revoked your consent.

State Farm LifePath Funds are target-date portfolios that provide a diversified exposure to equities, fixed income, and/or cash for those investors who have a specific date in mind (in this case years 2020, 2030, 2040, or 2050) for retirement or another goal.The target date is the approximate date when investors plan to start withdrawing assets.The investment objectives of each LifePath Fund are adjusted over time to become more conservative as the target date approaches.The principal value of the LifePath Fund(s) is not guaranteed at any time, including at the target date.

Electronic Delivery

As a State Farm Mutual Funds shareholder, we wish to remind you that you can elect to have future Annual Reports, Semi-Annual Reports, Prospectuses, statements, and tax forms delivered electronically rather than receiving large, bulky paper reports through the mail.This is a great way to help reduce internal fund costs related to printing and mailing these materials as well as a way to be environmentally friendly. Please consider signing up for electronic delivery today by going on statefarm.com or contacting the Mutual Funds Response Center at 1-800-447-4930 for assistance.

Automatic Investment Plan (AIP)1

State Farm Mutual Funds allow you to make regular investments in a Fund with an Automatic Investment Plan through an electronic transfer of funds from your bank/credit union account. If you wish to begin an Automatic Investment Plan, the minimum amount required for both initial and subsequent investments is $50. Please consider signing up today for AIP by contacting the State Farm Mutual Funds Response Center at 1-800-447-4930 for assistance.

Service is only a phone call away

Contact your local Registered State Farm Agent or call our Mutual Funds Department toll free, at 1-800-447-4930.

Fund prices are available to you 24 hours a day, 7 days a week.

Mutual Funds Response Center Representatives are available 8 a.m.–6 p.m. Central Time Monday through Friday (except holidays)

1-800-447-4930

Visit our website at statefarm.com

1	Automatic investment plans do not assure a profit or protect against loss.

Message to Shareholders of State Farm Mutual Fund Trust

Dear Shareholders,

Thank you for investing with State Farm Mutual Funds. Enclosed is the Annual Report for the 12-month period ended December 31, 2013, for the State Farm Mutual Fund Trust (“the Trust”). We encourage your review and consideration of this entire report.

Market Review

During 2013, the U.S. and international equity markets experienced positive returns while fixed income markets were mixed, with some fixed income indices achieving negative single-digit total returns, due primarily to higher interest rates.

In the U.S., equity markets (as represented by the S&P 500® Index1) achieved positive total returns in ten of the past twelve months ended December 31, 2013. Throughout the period, equity markets were influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP) – all factors that contributed to improved investor confidence and an increase in equity market price-to-earnings (P/E) valuations. In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2013.

However, the market environment was not without its challenges. In January, equity markets had to evaluate the U.S. congressional budget vote on what was known as the “fiscal cliff” and the impacts of the resulting fiscal decisions. During February and March, several international equity markets turned negative and became increasingly volatile as unresolved concerns about sovereign debt issues in several European countries as well as a banking crisis in the small island nation of Cyprus weighed on investor sentiment.

Major Market Indices	1-year Total Return as of 12/31/2013
S&P 500 Index	32.39%
Russell MidCap Index	34.76%
Russell 2000 Index	38.82%
MSCI EAFE Free Index	22.78%
MSCI All Country World Index ex-U.S. Index	15.29%
MSCI Emerging Markets Index	-2.60%
Barclays U.S. Aggregate Bond Index	-2.02%
Barclays Municipal Bond Index	-2.55%

Throughout the second half of the fiscal year, the markets were focused on commentary from the Federal Reserve about its intentions and timing of potentially reducing its asset-purchase programs known as “quantitative easing.” In addition, the markets digested renewed fears of the fiscal cliff and a two week U.S. government shutdown in October 2013. In mid-December, the Federal Reserve announced that it would begin to reduce (“taper”) its asset-purchase program beginning in January 2014.

For the year ended December 31, 2013, large cap stocks (as represented by the S&P 500 Index) posted total returns of 32.39%, while mid-cap stocks (as represented by the Russell Midcap Index2) and small cap stocks (as represented by the Russell 2000® Index3) posted total returns of 34.76% and 38.82%, respectively.

1	Source: Standard & Poor’s. The S&P 500 Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

2	Source: Bloomberg. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities of the Russell 1000 Index based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

3	Source: Bloomberg. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities of the Russell 3000 Index based on a combination of their market cap and current index membership. The stocks of small companies are more volatile than the stocks of larger, more established companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

Message to Shareholders of State Farm Mutual Fund Trust (continued)

International equities markets, as represented by the MSCI EAFE Free® Index and the MSCI All Country World Index (ACWI) ex-U.S. Index, posted positive total returns of 22.78% and 15.29%, respectively, for the year in U.S. dollar terms. Within the MSCI EAFE Free Index, developed European markets like Finland and Ireland were among the strongest performing markets, rising 46.04% and 41.15%, respectively, in U.S. dollar terms. Meanwhile, the United Kingdom – the largest country weighting in the MSCI EAFE Free Index at 22.0%, increased 20.67% in U.S. dollar terms. Stock market performance in emerging market countries, however, was negative during the period, with the MSCI Emerging Markets Index posting a total return of –2.60% in U.S. dollar terms4.

Within the bond markets, prices of U.S.Treasuries declined as concerns grew that the Federal Reserve might start reducing the amount of its asset-purchase programs sooner than expected by the markets. Over the entire 12-months, the yield on 10-year U.S.Treasuries rose from 1.78% at the beginning of the period to a high of 3.04% on December 31, 2013. Short-term yields remained low, with 3-month U.S. Treasury yields increasing 2 basis points from 0.05% at the beginning of the period to 0.07% on December 31, 20135.

Source: www.treasury.gov

4	Source: Bloomberg. The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. The MSCI All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2013, the MSCI ACWI ex-U.S. Index consisted of 43 developed and emerging market country indices. The Morgan Stanley Capital International Emerging Markets Index is a float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. Foreign securities involve risks not normally associated with investing in the U.S. including higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange and exchange rates, all of which are magnified in emerging markets. It is not possible to invest directly in an index. Past performance does not guarantee future results.

5	Source: The U.S. Department of Treasury. A 10-year U.S. Treasury Bond is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years. A 3-month U.S. Treasury Bill is a debt obligation issued by the U.S. Treasury that has a term of 92 days or less. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

Message to Shareholders of State Farm Mutual Fund Trust (continued)

Among major fixed income indices, the Barclays U.S. Aggregate Bond Index provided a total return of –2.02% for the year ended December 31, 2013, while the Barclays Municipal Bond Index posted a total return of –2.55% for the same time period, as bond price declines, due primarily to higher interest rates, offset bond coupon income6.

With negative total returns for some bond-oriented indices, it is important to remember the risk that is present when investing, even in bond funds. Investing involves risk, including a potential for loss.

While changes in the markets, either positive or negative, are part of investing, State Farm Investment Management Corp. has consistently maintained a long-term, disciplined approach to managing investment risk7.

We believe individuals increase their chance for investment success by remaining focused on their long-term goals and maintaining an appropriate asset allocation mix8. As always, your registered State Farm agent is available to discuss your financial needs and risk tolerance.

On behalf of the entire State Farm Mutual Funds team, thank you for your continued business and allowing us to serve your investment needs.

Sincerely,

Joe R. Monk Jr.
Senior Vice President
State Farm Investment Management Corp.

6	The Barclays U.S. Aggregate Bond Index and Barclays Municipal Bond Index returns provided by Barclays Inc. The Barclays U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year. The Barclays Municipal Bond Index is representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. It is not possible to invest directly in an index. Past performance does not guarantee future results.

7	Investing involves risk, including potential for loss.

8	Asset allocation cannot guarantee a profit or protect against a loss in a declining market.

State Farm Equity Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”). Bridgeway and Westwood each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the S&P 500 Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in large capitalization stock issued by U.S. companies. Bridgeway defines “large stocks” as the largest 1,000 U.S. companies as measured by market capitalization (stock market worth).Westwood defines large capitalization companies as those companies with market capitalizations greater than $5 billion at the time of purchase.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify stocks within the large-cap growth category for the Fund. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines seasoned companies as those that generally have been operating for at least three years.

Describe the relevant market environment as it related to the Fund for the reporting period.

In the U.S., equity markets (as represented by the S&P 500 Index) achieved positive total returns in ten of the past twelve months ended December 31, 2013.Throughout the period, equity markets were influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP) – all factors that contributed to improved investor confidence and an increase in equity market price-to-earnings (P/E) valuations. In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2013.

However, the market environment was not without its challenges. In January, equity markets had to evaluate the U.S. congressional budget vote on what was known as the “fiscal cliff” and the impacts of the resulting fiscal decisions. During February and March, several international equity markets turned negative and became increasingly volatile as unresolved concerns about sovereign debt issues in several European countries as well as a banking crisis in the small island nation of Cyprus weighed on investor sentiment.

Throughout the second half of the fiscal year, the markets were focused on commentary from the Federal Reserve about its intentions and timing of potentially reducing its asset-purchase programs known as “quantitative easing.” In addition, in the fall of 2013, the markets digested renewed fears of the fiscal cliff and a two week U.S. government shutdown in October 2013. In mid-December, the Federal Reserve announced that it would begin to reduce (“taper”) its asset-purchase program beginning in January 2014.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $92/barrel and ranged between approximately $87 and $111/barrel during the period, before ending the period December 2013 around $98/barrel, an increase of 7% for the 12-month period. Gold prices began the period at around $1,675 per troy ounce and ranged between approximately $1,182 and $1,695 per troy ounce during the period, before ending the period December 2013 around $1,202/oz., a decrease of –28% for the 12-month period.

The U.S. dollar declined against both the euro and British pound during the period. For the period January 2013 through December 2013, the U.S. dollar decreased by approximately –4% to $1.37/euro. Versus the British pound, the U.S. dollar decreased by approximately –2% during the period to $1.66/ £.

The 12-month total return for the S&P 500 Index was 32.39% for the period ended December 31, 2013.The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 8%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 20%, and a dividend return of approximately 2.3% .

Growth stocks, as represented by the Russell 1000 Growth Index, produced a total return of 33.48%, which outperformed value stocks, as represented by the Russell 1000 Value Index, which experienced a total return of 32.53%1 .

1	The Russell 1000 Growth Index is an unmanaged market capitalization-weighted index of growth-oriented stocks of the largest U.S. domiciled companies. It includes those Russell 1000 companies with higher price-to-book ratios and higher expected growth values. The Russell 1000 Value Index is an unmanaged market capitalization-weighted index of value-oriented stocks of the largest U.S. domiciled companies. It includes those Russell 1000 companies with lower price-to book ratios and lower expected growth values.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Sector and based on total net assets as of December 31, 2013. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2013, Legacy Class A shares of the State Farm Equity Fund had a total return of 32.50% without sales charges compared to a 32.39% total return for the S&P 500 Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2013
	1 YEAR	5 YEAR	Life of Class*	Ending Value of a $10,000 Investment**
Class A	26.07%	14.58%	2.20%	$11,819
Class B	26.55%	14.70%	2.15%	$11,769

*	From 05/01/2006.

**	For a Life of Class period.

The performance data quoted represents past performance and does not guarantee future results. Class A shares value and performance on the line graph reflects a maximum sales charge of 5% at initial investment. Performance for Class B shares, and for the Fund’s other classes shown on the next page, may be greater than or less than the line shown above for Class A shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The S&P 500 Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2013
	1 YEAR	5 YEAR	10 YEAR or Life of Class (if shorter)*		Ending Value of a $10,000 Investment**
Legacy Class A	28.52%	15.06%	3.93%		$14,707
Legacy Class B	28.91%	15.06%	3.83%		$14,561
Institutional	32.74%	16.02%	4.54%		$15,592
Class R-1	32.16%	15.39%	4.10	%*	$14,531
Class R-2	32.35%	15.63%	4.30	%*	$14,790
Class R-3	32.55%	15.93%	4.61	%*	$15,210

*	Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

**	For a 10 YEAR or Life of Class (if shorter) period.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares value and performance on the line graph reflects a maximum sales charge of 3% at initial investment. Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the line shown for Legacy Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares value and performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

1	The S&P 500 Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2013, Bridgeway and Westwood generated portfolio returns (before fees and expenses) of 37.40% and 30.49%, respectively, compared to a 32.39% return for the S&P 500 Index over the same time period. Below are discussions concerning the individual investments made by Bridgeway and Westwood during the course of the reporting period.

Bridgeway Capital Management, Inc. (51.71% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Bridgeway’s performance during the year as well as a recap of the top ten holdings within Bridgeway’s portion of the Fund.

Among the largest contributors to Bridgeway’s performance during the year were the following five holdings, with all posting double-digit gains during the period.

Bridgeway - Top 5 Contributors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2013
Regeneron Pharmaceuticals Inc.	Health Care	1.8%
Western Digital Corp.	Information Technology	1.2%
Alliance Data Systems Corp.	Information Technology	2.1%
Seagate Technology PLC	Information Technology	1.5%
Celgene Corp.*	Health Care	sold

* Sold prior to 12/31/2013. Price change referenced is from 1/1/2013 to date sold.

Among the largest detractors to Bridgeway’s performance during the year were the following five holdings, with all posting double-digit losses during the period except Exelon Corp., which posted a single-digit loss during the period.

Bridgeway - Top 5 Detractors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2013
Rackspace Hosting Inc.	Information Technology	0.6%
Cliffs Natural Resources Inc.*	Materials	sold
Tenet Healthcare Corp.*	Health Care	sold
Pioneer Natural Resources Co.	Energy	1.1%
Exelon Corp.	Utilities	1.0%

* Sold prior to 12/31/2013. Price change referenced is from 1/1/2013 to date sold.

Among the top ten largest holdings within Bridgeway’s portion of the Fund, all posted double-digit gains during the period except Apple Inc. and Goodyear Tire & Rubber Co., which each posted single-digit gains during the year.

Bridgeway - Top 10 Holdings

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2013
Apple Inc.	Information Technology	2.6%
Goodyear Tire & Rubber Co., The	Consumer Discretionary	2.1%
Alliance Data Systems Corp.	Information Technology	2.1%
Sherwin-Williams Co., The	Materials	1.9%
Regeneron Pharmaceuticals Inc.	Health Care	1.8%
Seagate Technology PLC	Information Technology	1.5%
Delta Air Lines Inc.	Industrials	1.4%
Delphi Automotive PLC	Consumer Discretionary	1.4%
Marathon Petroleum Corp.	Energy	1.4%
Safeway Inc.	Consumer Staples	1.3%

Westwood Management Corp. (48.29% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Westwood’s performance during the year as well as a recap of the top ten holdings within Westwood’s portion of the Fund.

Among the largest contributors to Westwood’s performance during the year were the following five holdings, with all posting double-digit gains during the period.

Westwood - Top 5 Contributors

Security	Sector	% of Westwood’s Total Investments as of 12/31/2013
American International Group Inc.	Financials	2.0%
Hartford Financial Services Group Inc., The	Financials	2.1%
Boeing Co., The	Industrials	1.3%
Advance Auto Parts Inc.	Consumer Discretionary	2.0%
Viacom Inc. Class B	Consumer Discretionary	2.1%

Among the largest detractors to Westwood’s performance during the year were the following five holdings, with all posting single-digit losses during the period except Ventas Inc., which posted a double-digit loss during the period.

Westwood - Top 5 Detractors

Security	Sector	% of Westwood’s Total Investments as of 12/31/2013
Ventas Inc.	Financials	1.0%
Aflac Inc.*	Financials	sold
DaVita HealthCare Partners Inc.*	Health Care	sold
EOG Resources Inc.	Energy	0.9%
EMC Corp.*	Information Technology	sold

* Sold prior to 12/31/2013. Price change referenced is from 1/1/2013 to date sold.

Among the top ten largest holdings within Westwood’s portion of the Fund, all posted double-digit gains during the period except Target Corp., which posted a single-digit gain during the period.

Westwood - Top 10 Holdings

Security	Sector	% of Westwood’s Total Investments as of 12/31/2013
JPMorgan Chase & Co.	Financials	2.9%
Target Corp.	Consumer Discretionary	2.9%
Johnson & Johnson	Health Care	2.8%
Bank of America Corp.	Financials	2.5%
Capital One Financial Corp.	Financials	2.3%
United Technologies Corp.	Industrials	2.2%
Comcast Corp. Class A	Consumer Discretionary	2.1%
Hartford Financial Services Group Inc., The	Financials	2.1%
ACE Limited	Financials	2.1%
Honeywell International Inc.	Industrials	2.1%

Financial highlights for this Fund can be found on pages 196-197.

State Farm Small/Mid Cap Equity Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Small/Mid Cap Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, LLC (“Rainier”). Bridgeway and Rainier each manage approximately one half of the Fund’s assets.

State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers.The benchmark for the Fund is the Russell 2500 Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in small- and mid-capitalization stocks issued by U.S. companies. An allocation to small- and mid-cap stocks allows for investment exposure to some companies in the earlier stages of development relative to more mature, larger capitalization companies. Bridgeway primarily invests in stocks whose market capitalization (stock market value) falls within the range of the Russell 2000 Index, an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. Rainier primarily invests in U.S. companies with market capitalizations within the range of companies included in the Russell Midcap Index.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify small- and mid-cap “value” stocks. Bridgeway defines a “value” stock as one that it believes is priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. In selecting common stock for purchase by the Fund, Rainier emphasizes companies that it believes are likely to demonstrate superior business growth relative to their peers and whose equities are selling at attractive relative valuations.

Describe the relevant market environment as it related to the Fund for the reporting period.

In the U.S., equity markets (as represented by the S&P 500 Index) achieved positive total returns in ten of the past twelve months ended December 31, 2013.Throughout the period, equity markets were influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP) – all factors that contributed to improved investor confidence and an increase in equity market price-to-earnings (P/E) valuations . In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2013.

However, the market environment was not without its challenges. In January, equity markets had to evaluate the U.S. congressional budget vote on what was known as the “fiscal cliff” and the impacts of the resulting fiscal decisions. During February and March, several international equity markets turned negative and became increasingly volatile as unresolved concerns about sovereign debt issues in several European countries as well as a banking crisis in the small island nation of Cyprus weighed on investor sentiment.

Throughout the second half of the fiscal year, the markets were focused on commentary from the Federal Reserve about its intentions and timing of potentially reducing its asset-purchase programs known as “quantitative easing.” In addition, in the fall of 2013, the markets digested renewed fears of the fiscal cliff and a two week U.S. government shutdown in October 2013. In mid-December, the Federal Reserve announced that it would begin to reduce (“taper”) its asset-purchase program beginning in January 2014.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $92/barrel and ranged between approximately $87 and $111/barrel during the period, before ending the period December 2013 around $98/barrel, an increase of 7% for the 12-month period. Gold prices began the period at around $1,675 per troy ounce and ranged between approximately $1,182 and $1,695 per troy ounce during the period, before ending the period December 2013 around $1,202/oz., a decrease of –28% for the 12-month period.

The U.S. dollar declined against both the euro and British pound during the period. For the period January 2013 through December 2013, the U.S. dollar decreased by approximately –4% to $1.37/euro. Versus the British pound, the U.S. dollar decreased by approximately –2% during the period to $1.66/ £.

For the year ended December 31, 2013, the Index posted a total return of 36.80% . Growth stocks, as represented by the Russell 2500 Growth Index, produced a total return of 40.65%, which outperformed value stocks, as represented by the Russell 2500 Value Index, which experienced a total return of 33.32% 1.

1	The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Value Index measures the performance of the small to midcap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Sector and based on total net assets as of December 31, 2013. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

Legacy Class A shares of the State Farm Small/Mid Cap Equity Fund had a total return of 33.92% without sales charges for the 1-year period ended December 31, 2013, compared to a 36.80% total return of the Russell 2500 Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2013
	1 YEAR	5 YEAR	Life of Class*	Ending Value of a $10,000 Investment**
Class A	27.36%	17.98%	5.32%	$14,885
Class B	28.33%	18.24%	5.35%	$14,919

*	From 05/01/2006.

**	For a Life of Class period.

The performance data quoted represents past performance and does not guarantee future results. Class A shares value and performance on the line graph reflects a maximum sales charge of 5% at initial investment. Performance for Class B shares, and for the Fund’s other classes shown on the next page, may be greater than or less than the line shown above for Class A shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The Russell 2500 Index measures the performance of the 2,500 smallest securities in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2013
	1 YEAR	5 YEAR	10 YEAR or Life of Class (if shorter)*		Ending Value of a $10, 000 Investment**
Legacy Class A	29.89%	18.46%	6.03%		$17,964
Legacy Class B	30.42%	18.50%	5.92%		$17,780
Institutional	34.25%	19.47%	6.63%		$19,009
Class R-1	33.53%	18.82%	7.44	%*	$19,492
Class R-2	33.78%	19.04%	7.65	%*	$19,844
Class R-3	34.19%	19.38%	7.99	%*	$20,431

*	Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

**	For a 10 YEAR or Life of Class (if shorter) period.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares value and performance on the line graph reflects a maximum sales charge of 3% at initial investment. Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the line shown for Legacy Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares value and performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

1	The Russell 2500 Index measures the performance of the 2,500 smallest securities in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2013, Bridgeway and Rainier generated portfolio returns (before fees and expenses) of 39.69% and 32.08%, respectively, compared to a 36.80% return for the Index over the same time period. Below are discussions concerning the performance and individual investments made by Bridgeway and Rainier during the course of the reporting period.

Bridgeway Capital Management, Inc. (52.30% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Bridgeway’s performance during the year as well as a recap of the top ten holdings within Bridgeway’s portion of the Fund.

Among the largest contributors to Bridgeway’s performance during the year were the following five holdings, with Sinclair Broadcast Group Inc. Class A, Nexstar Broadcasting Group Inc. Class A, and Saia Inc. each posting triple-digit gains and Conn’s Inc. and LIN Media LLC Class A each posting double-digit gains during the period.

Bridgeway - Top 5 Contributors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2013
Sinclair Broadcast Group Inc. Class A*	Consumer Discretionary	sold
Conn’s Inc.*	Consumer Discretionary	sold
Nexstar Broadcasting Group Inc. Class A*	Consumer Discretionary	sold
Saia Inc.	Industrials	1.0%
LIN Media LLC Class A*	Consumer Discretionary	sold

* Sold prior to 12/31/2013. Price change referenced is from 1/1/2013 to date sold.

Among the largest detractors to Bridgeway’s performance during the year were the following five holdings, with all posting double-digit losses during the period.

Bridgeway - Top 5 Detractors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2013
Hovnanian Enterprises Inc. Class A*	Consumer Discretionary	sold
American Vanguard Corp.*	Materials	sold
Piper Jaffray Companies Inc.*	Financials	sold
EarthLink Inc.	Information Technology	0.7%
Silicon Graphics International Corp.*	Information Technology	sold

* Sold prior to 12/31/2013. Price change referenced is from 1/1/2013 to date sold.

Among the top ten largest holdings within Bridgeway’s portion of the Fund, all posted double-digit gains during the period.

Bridgeway - Top 10 Holdings

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2013
AMERCO	Industrials	1.7%
Kindred Healthcare Inc.	Health Care	1.5%
Unisys Corp.	Information Technology	1.5%
Consolidated Graphics Inc.	Industrials	1.5%
Men’s Wearhouse Inc., The	Consumer Discretionary	1.4%
Stone Energy Corp.	Energy	1.4%
Plexus Corp.	Information Technology	1.4%
Cumulus Media Inc. Class A	Consumer Discretionary	1.3%
Andersons Inc., The	Consumer Staples	1.3%
Select Medical Holdings Corp.	Health Care	1.3%

Rainier Investment Management, LLC (47.70% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Rainier’s performance during the year as well as a recap of the top ten holdings within Rainier’s portion of the Fund.

Among the largest contributors to Rainier’s performance during the year were the following five holdings, with all posting double-digit gains during the period.

Rainier - Top 5 Contributors

Security	Sector	% of Rainier’s Total Investments as of 12/31/2013
United Rentals Inc.	Industrials	2.0%
B/E Aerospace Inc.	Industrials	2.0%
Actavis Inc.	Health Care	1.3%
Illumina Inc.	Health Care	0.6%
Fortune Brands Home & Security Inc.	Industrials	2.2%

Among the largest detractors to Rainier’s performance during the year were the following five holdings, with all posting double-digit losses during the period.

Rainier - Top 5 Detractors

Security	Sector	% of Rainier’s Total Investments as of 12/31/2013
ARIAD Pharmaceuticals Inc.*	Health Care	sold
Equinix Inc.*	Information Technology	sold
Mid-America Apartment Communities Inc.	Financials	1.0%
Expedia Inc.*	Consumer Discretionary	sold
Citrix Systems Inc.*	Information Technology	sold

* Sold prior to 12/31/2013. Price change referenced is from 1/1/2013 to date sold.

Among the top ten largest holdings within Rainier’s portion of the Fund, all posted double-digit gains during the period.

Rainier - Top 10 Holdings

Security	Sector	% of Rainier’s Total Investments as of 12/31/2013
Oasis Petroleum Inc.	Energy	2.2%
Fortune Brands Home & Security Inc.	Industrials	2.2%
SM Energy Co.	Energy	2.1%
Mohawk Industries Inc.	Consumer Discretionary	2.1%
United Rentals Inc.	Industrials	2.0%
B/E Aerospace Inc.	Industrials	2.0%
Perrigo Co. PLC	Health Care	1.9%
NXP Semiconductors NV	Information Technology	1.7%
BorgWarner Inc.	Consumer Discretionary	1.7%
Hexcel Corp.	Industrials	1.6%

Financial highlights for this Fund can be found on pages 198-199.

State Farm International Equity Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm International Equity Fund (the “Fund”) is sub-advised by Marsico Capital Management, LLC. (“Marsico”) and Northern Cross, LLC (“Northern Cross”). Marsico and Northern Cross each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers.The benchmark for the Fund is the MSCI All Country World Index (ACWI) ex-U.S. (the “Index”).

The Fund seeks long-term growth of capital and invests primarily in large cap stocks in developed international markets. Marsico invests its portion of the Fund primarily in foreign equity securities issued by companies that it selects for their long-term growth potential. Northern Cross invests its portion of the Fund primarily in foreign equity securities issued by companies that it believes have the potential for long-term margin expansion.

Marsico may invest its portion of the Fund in an unlimited number of companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to at least four different foreign countries. In selecting investments for the Fund, Marsico uses an approach that combines ‘top-down’ macroeconomic analysis with ‘bottom-up’ stock selection. Northern Cross focuses on equities priced cheaply relative to some financial measure of worth, such as ratios of price to earnings, price to sales or price to cash flow. Under normal market conditions Northern Cross will invest its portion of the Fund in 60-80 companies with a diversified representation of sectors. In selecting securities for the Fund, Northern Cross gives careful consideration to currency, political stability and other effects of international investing.The Fund allows investments in emerging or developing markets.As of December 31, 2013, the Fund had 10.00% of total net assets invested in emerging markets.

Describe the relevant market environment as it relates to the Fund for the reporting period.

International equity markets, as represented by the Index, had a total return of 15.29% for the reporting period, underperforming U.S. equity markets. Despite several challenging factors, including a sovereign debt crisis in parts of Europe and slowing economic growth in China, Brazil, and India, an improvement in equity valuations helped to provide positive returns of overseas markets.All performance information included in this discussion is quoted in U.S. dollars.

Throughout the period, equity markets were influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in global Gross Domestic Product (GDP) – all factors that contributed to improved investor confidence and an increase in equity market price-to-earnings (P/E) valuations.

However, the market environment was not without its challenges. In January, equity markets had to evaluate the U.S. congressional budget vote on what was known as the “fiscal cliff” and the impacts of the resulting fiscal decisions. During February and March, several international equity markets turned negative and became increasingly volatile as unresolved concerns about sovereign debt issues in several European countries as well as a banking crisis in the small island nation of Cyprus weighed on investor sentiment.

Throughout the second half of the fiscal year, the markets were focused on commentary from the Federal Reserve about its intentions and timing of potentially reducing its asset-purchase programs known as “quantitative easing.” In addition, in the fall of 2013, the markets digested renewed fears of the fiscal cliff and a two week U.S. government shutdown in October 2013. In mid-December, the Federal Reserve announced that it would begin to reduce (“taper”) its asset-purchase program beginning in January 2014.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $92/barrel and ranged between approximately $87 and $111/barrel during the period, before ending the period December 2013 around $98/barrel, an increase of 7% for the 12-month period. Gold prices began the period at around $1,675 per troy ounce and ranged between approximately $1,182 and $1,695 per troy ounce during the period, before ending the period December 2013 around $1,202/oz., a decrease of –28% for the 12-month period.

The U.S. dollar declined against both the euro and British pound during the period. For the period January 2013 through December 2013, the U.S. dollar decreased by approximately –4% to $1.37/euro. Versus the British pound, the U.S. dollar decreased by approximately –2% during the period to $1.66/ £.

From an individual country perspective, developed European markets like Finland and Ireland were among the strongest performing markets, increasing 46.04% and 41.15%, respectively, in U.S. dollar terms. Meanwhile, Singapore was the weakest performing country in the developed markets, experiencing a gain of 1.7% in U.S. dollar terms. Stock market performance in emerging market countries was weaker than the major developed markets during the period with the MSCI Emerging Markets Index posting a total return of –2.60% in U.S. dollar terms. Emerging market countries such as India and Brazil declined –3.83% and –16.04%, respectively, while China gained 3.64% in U.S. dollar terms during the period.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Country and based on total net assets as of December 31, 2013. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.
**	Represents 14 other countries, each of which represents less than 2% of net assets.

How did the Fund perform during the reporting period?

For the 1-year ended December 31, 2013, Legacy Class A shares of the State Farm International Equity Fund had a total return of 17.53% without sales charges compared to a 15.29% total return for the MSCI ACWI ex-U.S. Index.The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2013
	1 YEAR	5 YEAR	Life of Class*	Ending Value of a $10,000 Investment**
Class A	11.62%	11.57%	1.02%	$10,811
Class B	12.16%	11.83%	1.09%	$10,865

*	From 05/01/2006.

**	For a Life of Class period.

The performance data quoted represents past performance and does not guarantee future results. Class A shares value and performance on the line graph reflects a maximum sales charge of 5% at initial investment. Performance for Class B shares, and for the Fund’s other classes shown on the next page, may be greater than or less than the line shown above for Class A shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The MSCI All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2013, the MSCI AWCI ex-U.S. Index consisted of 43 developed and emerging market country indices. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2013
	1 YEAR	5 YEAR	10 YEAR or Life of Class (if shorter)*		Ending Value of a $10,000 Investment**
Legacy Class A	13.97%	12.10%	4.86%		16,067
Legacy Class B	13.99%	12.04%	4.75%		15,907
Institutional	17.81%	13.06%	5.47%		17,025
Class R-1	17.14%	12.38%	5.27	%*	16,127
Class R-2	17.40%	12.59%	5.49	%*	16,439
Class R-3	17.74%	12.97%	5.79	%*	16,879

*	Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

**	For a 10 YEAR or Life of Class (if shorter) period.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares value and performance on the line graph reflects a maximum sales charge of 3% at initial investment. Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the line shown for Legacy Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares value and performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

1	The MSCI All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2013, the MSCI AWCI ex-U.S. Index consisted of 43 developed and emerging market country indices. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2013, Marsico and Northern Cross each individually generated double-digit total returns, with Marsico’s portion of the Fund outperforming Northern Cross’ portion of the Fund. Below are discussions concerning individual investments made by Marsico and Northern Cross during the course of the reporting period.

Marsico Capital Management, LLC (50.61% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Marsico’s performance during the year as well as a recap of the top ten holdings within Marsico’s portion of the Fund.

Among the largest contributors to Marsico’s performance during the year were the following five holdings, with Yandex NV Class A and Rakuten Inc. each posting triple-digit gains, while the remainder posted double-digit gains during the period.

Marsico - Top 5 Contributors

Security	Sector	% of Marsico’s Total Investments as of 12/31/2013
Yandex NV Class A	Information Technology	2.8%
Rakuten Inc.	Consumer Discretionary	3.0%
MasterCard Inc. Class A	Information Technology	3.0%
Roche Holding AG	Health Care	4.0%
Naspers Ltd. Class N	Consumer Discretionary	2.9%

Among the largest detractors to Marsico’s performance during the year were the following five holdings, with all posting double-digit losses during the period.

Marsico - Top 5 Detractors

Security	Sector	% of Marsico’s Total Investments as of 12/31/2013
DeNA Co. Ltd.*	Information Technology	sold
BR Malls Participacoes SA	Financials	1.1%
Tullow Oil PLC*	Energy	sold
Lululemon Athletica Inc.	Consumer Discretionary	3.2%
Remy Cointreau SA	Consumer Staples	1.5%

* Sold prior to 12/31/2013. Price change referenced is from 1/1/2013 to date sold.

Among the top ten largest holdings within Marsico’s portion of the Fund, Liberty Global PLC Series C,ASML Holding NV, Canadian Pacific Railway Ltd., Roche Holding AG, Rolls-Royce Holdings PLC, and The Swatch Group AG all posted double-digit gains during the period. Suncor Energy Inc. posted a single-digit gain while Schlumberger Ltd. and Telecity Group PLC each posted single-digit declines and Lululemon Athletica Inc. posted a double-digit decline during the period.

Marsico - Top 10 Holdings

Security	Sector	% of Marsico’s Total Investment as of 12/31/2013
Liberty Global PLC Series C	Consumer Discretionary	4.2%
Schlumberger Ltd.	Energy	4.2%
ASML Holding NV	Information Technology	4.1%
Canadian Pacific Railway Ltd.	Industrials	4.1%
Roche Holding AG	Health Care	4.0%
Telecity Group PLC	Information Technology	3.8%
Rolls-Royce Holdings PLC	Industrials	3.5%
Lululemon Athletica Inc.	Consumer Discretionary	3.2%
Swatch Group AG, The	Consumer Discretionary	3.1%
Suncor Energy Inc.	Energy	3.1%

Northern Cross, LLC (49.39% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Northern Cross’ performance during the year as well as a recap of the top ten holdings within Northern Cross’ portion of the Fund.

Among the largest contributors to Northern Cross’ performance during the year were the following five holdings, with all posting double-digit gains during the period.

Northern Cross - Top 5 Contributors

Security	Sector	% of Northern Cross’ Total Investments as of 12/31/2013
AXA SA	Financials	3.1%
Lloyds Banking Group PLC	Financials	2.4%
Roche Holding AG	Health Care	2.8%
Daimler AG Registered Shares	Consumer Discretionary	1.8%
Rolls-Royce Holdings PLC	Industrials	2.3%

Among the largest detractors to Northern Cross’ performance during the year were the following five holdings, with all posting double-digit losses during the period except Fanuc Corp., which posted a single-digit loss during the period.

Northern Cross - Top 5 Detractors

Security	Sector	% of Northern Cross’ Total Investments as of 12/31/2013
Anglo American PLC	Materials	0.7%
Fanuc Corp.	Industrials	2.5%
Banco Bradesco SA	Financials	1.0%
PetroChina Company Ltd. H	Energy	0.6%
BHP Billiton PLC*	Materials	sold

* Sold prior to 12/31/2013. Price change referenced is from 1/1/2013 to date sold.

Among the top ten largest holdings within Northern Cross’ portion of the Fund, all posted double-digit gains during the period except SAP AG, which posted a single-digit gain and Fanuc Corp., which posted a single-digit loss during the period.

Northern Cross - Top 10 Holdings

Security	Sector	% of Northern Cross’ Total Investments as of 12/31/2013
AXA SA	Financials	3.1%
Banco Bilbao Vizcaya Argentaria SA	Financials	2.9%
Roche Holding AG	Health Care	2.8%
Fanuc Corp	Industrials	2.5%
Lloyds Banking Group PLC	Financials	2.4%
Rolls-Royce Holdings PLC	Industrials	2.3%
Anheuser-Busch InBev NV	Consumer Staples	2.3%
SAP AG	Information Technology	2.3%
Linde AG	Materials	2.2%
Nestle SA Reg.	Consumer Staples	2.2%

Financial highlights for this Fund can be found on pages 200-201.

State Farm S&P 500 Index Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm S&P 500 Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Standard & Poor’s 500 Stock Index1 (the “Index”).The Index tracks the common stock performance of 500 selected large U.S. companies in leading industries, and most of the common stocks in the Index are listed on the New York Stock Exchange.The weightings of stocks in the Index are based on each stock’s relative total float-adjusted market capitalization (stock price multiplied by the number of investable shares outstanding).The percentage of the Fund’s assets invested in a given stock is approximately the same as the percentage such stock represents in the Index.

BlackRock Fund Advisors (BlackRock) serves as the investment sub-adviser to the Fund. State Farm Investment Management Corp. monitors the performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

In the U.S., equity markets (as represented by the S&P 500 Index) achieved positive total returns in ten of the past twelve months ended December 31, 2013.Throughout the period, equity markets were influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP) – all factors that contributed to improved investor confidence and an increase in equity market price-to-earnings (P/E) valuations. In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2013.

However, the market environment was not without its challenges. In January, equity markets had to evaluate the U.S. congressional budget vote on what was known as the “fiscal cliff” and the impacts of the resulting fiscal decisions. During February and March, several international equity markets turned negative and became increasingly volatile as unresolved concerns about sovereign debt issues in several European countries as well as a banking crisis in the small island nation of Cyprus weighed on investor sentiment.

Throughout the second half of the fiscal year, the markets were focused on commentary from the Federal Reserve about its intentions and timing of potentially reducing its asset-purchase programs known as “quantitative easing.” In addition, in the fall of 2013, the markets digested renewed fears of the fiscal cliff and a two week U.S. government shutdown in October 2013. In mid-December, the Federal Reserve announced that it would begin to reduce (“taper”) its asset-purchase program beginning in January 2014.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $92/barrel and ranged between approximately $87 and $111/barrel during the period, before ending the period December 2013 around $98/barrel, an increase of 7% for the 12-month period. Gold prices began the period at around $1,675 per troy ounce and ranged between approximately $1,182 and $1,695 per troy ounce during the period, before ending the period December 2013 around $1,202/oz., a decrease of –28% for the 12-month period.

The 12-month total return for the S&P 500 Index was 32.39% for the period ended December 31, 2013.The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 8%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 20%, and a dividend return of approximately 2.3% .

1

The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by State Farm Mutual Fund Trust (“Licensee”). Standard & Poor’s® , S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. The Licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Sector and based on total net assets as of December 31, 2013. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2013, Legacy Class A shares of the State Farm S&P 500 Index Fund had a total return of 31.42% without sales charges compared to a 32.39% total return for the S&P 500 Index.The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2013
	1 YEAR	5 YEAR	Life of Class*	Ending Value of a $10,000 Investment**
Class A	24.93%	15.93%	5.44%	$15,007
Class B	25.41%	16.07%	5.40%	$14,972

*	From 05/01/2006.

**	For a Life of Class period.

The performance data quoted represents past performance and does not guarantee future results. Class A shares value and performance on the line graph reflects a maximum sales charge of 5% at initial investment. Performance for Class B shares, and for the Fund’s other classes shown on the next page, may be greater than or less than the line shown above for Class A shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The S&P 500 Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the S&P 500 Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2013
	1 YEAR	5 YEAR	10 YEAR or Life of Class (if shorter)*		Ending Value of a $10,000 Investment**
Legacy Class A	27.51%	16.38%	6.30%		$18,424
Legacy Class B	27.97%	16.43%	6.20%		$18,252
Institutional	31.73%	17.44%	6.92%		$19,529
Class R-1	31.01%	16.76%	6.58	%*	$18,087
Class R-2	31.22%	16.98%	6.78	%*	$18,403
Class R-3	31.61%	17.32%	7.12	%*	$18,949

*	Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

**	For a 10 YEAR or Life of Class (if shorter) period.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares value and performance on the line graph reflects a maximum sales charge of 3% at initial investment. Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the line shown for Legacy Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares value and performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

1	The S&P 500 Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the S&P 500 Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund satisfactorily tracked the total return of the Index in 2013, before fees and expenses that are not found within the Index. The Index finished the year with a total return of 32.39%. All of the Index’s sectors posted gains greater than 10%.

Index Sector Performance

Sector	Index Weighting as of 12/31/2013	2013 Gain
Information Technology	18.6%	28%
Financials	16.2%	36%
Health Care	13.0%	41%
Consumer Discretionary	12.5%	43%
Industrials	10.9%	41%
Energy	10.3%	25%
Consumer Staples	9.8%	26%
Materials	3.5%	26%
Utilities	2.9%	13%
Telecommunication Services	2.3%	11%

The Fund’s top ten holdings had a positive year, with 9 holdings posting double-digit gains and 1 holding (Apple Inc.) posting a single-digit gain.

Top 10 Holdings

Security	Sector	% of Net Assets as of 12/31/2013
Apple Inc.	Information Technology	3.0%
Exxon Mobil Corp.	Energy	2.6%
Google Inc. Class A	Information Technology	1.8%
Microsoft Corp.	Information Technology	1.7%
General Electric Co.	Industrials	1.7%
Johnson & Johnson	Health Care	1.5%
Chevron Corp.	Energy	1.4%
Procter & Gamble Co., The	Consumer Staples	1.3%
JPMorgan Chase & Co.	Financials	1.3%
Wells Fargo & Co.	Financials	1.3%

Financial highlights for this Fund can be found on pages 202-203.

State Farm Small Cap Index Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Small Cap Equity Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Russell 2000 Index1 (the “Index”). The Index measures the performance of the small-capitalization sector of the U.S. equity market and consists of the smallest 2,000 companies in the Russell 3000 Index2. The weightings of stocks in the Index are based on each stock’s relative total market capitalization (stock price multiplied by the number of shares outstanding).

The Fund is sub-advised by Northern Trust Investments, N.A. (“Northern Trust”). State Farm Investment Management Corp. monitors the investment performance of Northern Trust in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

Major U.S. equity market indexes were positive during 2013 as small capitalization stocks, as represented by the Index, finished the reporting period with a total return of 38.82%. Similarly, large capitalization stocks, as represented by the Russell 1000 Index3, had a total return of 33.11% for the year.

Throughout the period, equity markets were influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP) – all factors that contributed to improved investor confidence and an increase in equity market price-to-earnings (P/E) valuations. In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2013.

However, the market environment was not without its challenges. In January, equity markets had to evaluate the U.S. congressional budget vote on what was known as the “fiscal cliff” and the impacts of the resulting fiscal decisions. During February and March, several international equity markets turned negative and became increasingly volatile as unresolved concerns about sovereign debt issues in several European countries as well as a banking crisis in the small island nation of Cyprus weighed on investor sentiment.

Throughout the second half of the fiscal year, the markets were focused on commentary from the Federal Reserve about its intentions and timing of potentially reducing its asset-purchase programs known as “quantitative easing.” In addition, in the fall of 2013, the markets digested renewed fears of the fiscal cliff and a two week U.S. government shutdown in October 2013. In mid-December, the Federal Reserve announced that it would begin to reduce (“taper”) its asset-purchase program beginning in January 2014.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $92/barrel and ranged between approximately $87 and $111/barrel during the period, before ending the period December 2013 around $98/barrel, an increase of 7% for the 12-month period. Gold prices began the period at around $1,675 per troy ounce and ranged between approximately $1,182 and $1,695 per troy ounce during the period, before ending the period December 2013 around $1,202/oz., a decrease of –28% for the 12-month period.

1

Russell Investment Group (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell 2000® Index. Russell® is a trademark of Russell. The State Farm Small Cap Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with Russell. Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

2	The Russell 3000 Index is composed of 3000 large U.S. Companies, as determined by market capitalization. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The Russell 3000 Index is comprised of stocks within the Russell 1000 and the Russell 2000 Indices.

3	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Sector and based on total net assets as of December 31, 2013. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2013, Legacy Class A shares of the State Farm Small Cap Index Fund had a total return of 37.63% without sales charges compared to a 38.82% total return for the Russell 2000 Index.The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2013
	1 YEAR	5 YEAR	Life of Class*	Ending Value of a $10,000 Investment**
Class A	30.65%	17.82%	5.43%	$14,995
Class B	31.84%	18.02%	5.41%	$14,977

*	From 05/01/2006.

**	For a Life of Class period.

The performance data quoted represents past performance and does not guarantee future results. Class A shares value and performance on the line graph reflects a maximum sales charge of 5% at initial investment. Performance for Class B shares, and for the Fund’s other classes shown on the next page, may be greater than or less than the line shown above for Class A shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The Russell 2000 Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000 Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2013
	1 YEAR	5 YEAR	10 YEAR or Life of Class (if shorter)*		Ending Value of a $10,000 Investment**
Legacy Class A	33.48%	18.28%	7.72%		$21,045
Legacy Class B	34.14%	18.34%	7.62%		$20,844
Institutional	37.96%	19.33%	8.35%		$22,303
Class R-1	37.25%	18.67%	7.99	%*	$20,443
Class R-2	37.44%	18.88%	8.19	%*	$20,800
Class R-3	37.86%	19.22%	8.53	%*	$21,406

*	Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

**	For a 10 YEAR or Life of Class (if shorter) period.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares value and performance on the line graph reflects a maximum sales charge of 3% at initial investment. Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the line shown for Legacy Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares value and performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The Russell 2000 Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000 Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s return satisfactorily tracked the return of the Index in 2013, before fees and expenses that are not found within the Index.

Within the Index, all of the ten industry sectors produced double-digit gains as illustrated below.

Index Sector Performance

Sector	Index Weighting as of 12/31/2013	2013 Gain
Financials	22.77%	30%
Information Technology	17.81%	44%
Industrials	14.50%	44%
Consumer Discretionary	13.75%	45%
Health Care	13.24%	51%
Energy	5.46%	30%
Materials	4.91%	24%
Consumer Staples	3.80%	46%
Utilities	3.01%	18%
Telecommunication Services	0.75%	28%

The Fund’s top ten holdings had a positive year, with 3 holdings - Costar Group Inc.,Align Technology Inc. and ISIS Pharmaceuticals Inc. - posting triple-digit gains and the remaining 7 holdings posting gains greater than 50%.

Top 10 Holdings

Security	Sector	% of Net Assets as of 12/31/2013
Costar Group Inc.	Information Technology	0.3%
athenahealth Inc.	Healthcare	0.3%
Acuity Brands Inc.	Industrials	0.3%
Middleby Corp	Industrials	0.3%
ISIS Pharmaceuticals Inc.	Healthcare	0.3%
PTC Inc.	Information Technology	0.3%
Ultimate Software Group Inc.	Information Technology	0.2%
Brunswick Corp.	Consumer Discretionary	0.2%
Align Technology Inc.	Healthcare	0.2%
CNO Financial Group Inc.	Financials	0.2%

The annual reconstitution of holdings within the Russell indices occurred on June 28, 2013. For the Index, the one-time 2013 reconstitution resulted in 170 companies being added to the Index while 119 companies were removed from the Index, a turnover of 14.15%.

Financial highlights for this Fund can be found on pages 204-205.

State Farm International Index Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm International Index Fund (the “Fund”) seeks investment results that approximate as closely as possible the price and yield performance, before fees and expenses, of the Morgan Stanley Capital International EAFE Free Index1 (the “Index”).The Index is a capitalization-weighted index that currently includes stocks of companies located in 15 European countries,Australia, New Zealand, Israel, Hong Kong, Japan and Singapore.

The Fund is sub-advised by Northern Trust Investments, N.A. (“Northern Trust”). State Farm Investment Management Corp. monitors the investment performance of Northern Trust in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

International equity markets, as represented by the Index, had a total return of 22.78% for the reporting period, underperforming U.S. equity markets. Despite several challenging factors, including a sovereign debt crisis in parts of Europe and slowing economic growth in China, Brazil, and India, an improvement in equity valuations helped to provide positive returns of overseas markets.All performance information included in this discussion is quoted in U.S. dollars.

Throughout the period, equity markets were influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in global Gross Domestic Product (GDP) – all factors that contributed to improved investor confidence and an increase in equity market price-to-earnings (P/E) valuations.

However, the market environment was not without its challenges. In January, equity markets had to evaluate the U.S. congressional budget vote on what was known as the “fiscal cliff” and the impacts of the resulting fiscal decisions. During February and March, several international equity markets turned negative and became increasingly volatile as unresolved concerns about sovereign debt issues in several European countries as well as a banking crisis in the small island nation of Cyprus weighed on investor sentiment.

Throughout the second half of the fiscal year, the markets were focused on commentary from the Federal Reserve about its intentions and timing of potentially reducing its asset-purchase programs known as “quantitative easing.” In addition, in the fall of 2013, the markets digested renewed fears of the fiscal cliff and a two week U.S. government shutdown in October 2013. In mid-December, the Federal Reserve announced that it would begin to reduce (“taper”) its asset-purchase program beginning in January 2014.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $92/barrel and ranged between approximately $87 and $111/barrel during the period, before ending the period December 2013 around $98/barrel, an increase of 7% for the 12-month period. Gold prices began the period at around $1,675 per troy ounce and ranged between approximately $1,182 and $1,695 per troy ounce during the period, before ending the period December 2013 around $1,202/oz., a decrease of –28% for the 12-month period.

The U.S. dollar declined against both the euro and British pound during the period. For the period January 2013 through December 2013, the U.S. dollar decreased by approximately –4% to $1.37/euro. Versus the British pound, the U.S. dollar decreased by approximately –2% during the period to $1.66/ £.

Within the Index, developed European markets like Finland and Ireland were among the strongest performing markets, rising 46.04% and 41.15%, respectively, in U.S. dollar terms. Meanwhile, the United Kingdom – the largest country weighting in the MSCI EAFE Free Index at 22.0%, increased 20.67% in U.S. dollar terms.

1

The EAFE® Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and its affiliates and has been licensed for use by the State Farm Mutual Fund Trust (the “Trust”). The State Farm International Index Fund (the “Fund”), based on the EAFE Free Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The Trust’s Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Country and based on total net assets as of December 31, 2013. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 11 other countries, each of which represents less than 2% of net assets.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2013, Legacy Class A shares of the State Farm International Index Fund had a total return of 20.43% without sales charges compared to a 22.78% total return for the MSCI EAFE Free Index.The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2013
	1 YEAR	5 YEAR	Life of Class*	Ending Value of a $10,000 Investment**
Class A	14.37%	9.77%	1.25%	$11,000
Class B	14.71%	9.90%	1.22%	$10,972

*	From 05/01/2006.

**	For a Life of Class period.

The performance data quoted represents past performance and does not guarantee future results. Class A shares value and performance on the line graph reflects a maximum sales charge of 5% at initial investment. Performance for Class B shares, and for the Fund’s other classes shown on the next page, may be greater than or less than the line shown above for Class A shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE Free) Index currently measures the performance of stock marketsof Europe, Australia, New Zealand, and the Far East. Historically, the EAFE Free took into account local market restrictions on share ownership by foreigners. Unlike an investment in the International Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2013
	1 YEAR	5 YEAR	10 YEAR or Life of Class (if shorter)*		Ending Value of a $10,000 Investment**
Legacy Class A	16.77%	10.25%	5.56%		$17,173
Legacy Class B	16.92%	10.18%	5.47%		$17,026
Institutional	20.63%	11.19%	6.18%		$18,220
Class R-1	19.97%	10.56%	5.61%	*	$16,610
Class R-2	20.23%	10.77%	5.81%	*	$16,900
Class R-3	20.53%	11.08%	6.12%	*	$17,377

*	Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

**	For a 10 YEAR or Life of Class (if shorter) period.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares value and performance on the line graph reflects a maximum sales charge of 3% at initial investment. Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the line shown for Legacy Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares value and performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

1	The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE Free) Index currently measures the performance of stock marketsof Europe, Australia, New Zealand, and the Far East. Historically, the EAFE Free took into account local market restrictions on share ownership by foreigners. Unlike an investment in the International Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s return satisfactorily tracked the return of the Index in 2013,before fees and expenses that are not found within the Index. Within the Index, all of the industry sectors produced gains as illustrated below.

Index Sector Performance

Sector	Index Weighting as of 12/31/2013	2013 Gain
Financials	25.63%	24%
Industrials	12.92%	25%
Consumer Discretionary	11.93%	35%
Consumer Staples	10.93%	17%
Health Care	10.03%	28%
Materials	8.02%	3%
Energy	6.84%	12%
Telecommunication Services	5.69%	46%
Information Technology	4.52%	27%
Utilities	3.51%	14%

Of the top ten countries in the Index, all posted gains in 2013 as illustrated below.

Top 10 Countries

Country	Index Weighting as of 12/31/2013	2013 Gain
United Kingdom	21.95%	20.7%
Japan	20.92%	27.2%
France	10.03%	26.3%
Germany	9.49%	31.4%
Switzerland	8.91%	26.6%
Australia	7.45%	4.2%
Spain	3.36%	31.3%
Sweden	3.24%	24.5%
Hong Kong	2.84%	11.1%
Netherlands	2.72%	31.3%

Among the Fund’s ten largest holdings as of December 31, 2013, performance was positive for the reporting period.All ten holdings posted positive returns, eight of which were double-digit gains.Two holdings (Royal Dutch Shell PLC Class A and HSBC Holdings PLC) posted single-digit gains.

Top 10 Holdings

Security	Sector	% of Net Assets as of 12/31/2013
Nestle SA Reg.	Consumer Staples	1.8%
HSBC Holdings PLC	Financials	1.5%
Roche Holding AG	Health Care	1.5%
Vodafone Group PLC	Telecommunication Services	1.4%
Novartis AG	Health Care	1.4%
Toyota Motor Corp.	Consumer Discretionary	1.3%
BP PLC	Energy	1.1%
Royal Dutch Shell PLC Class A	Energy	1.0%
Total SA	Energy	1.0%
GlaxoSmithKline PLC	Health Care	1.0%

Financial highlights for this Fund can be found on pages 206-207.

State Farm Equity and Bond Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Equity and Bond Fund (the “Fund”) is managed with a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income.

The Fund invests all of its assets in shares of the State Farm Equity Fund (the “Equity Fund”) and the State Farm Bond Fund (the “Bond Fund”, and together with the Equity Fund, an “Underlying Fund”). Effort is made to maintain an investment mix of approximately 60% of assets in the Equity Fund and 40% of assets in the Bond Fund. The Fund never invests more than 75% of its net assets in either Underlying Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

Because the Fund does not invest directly in individual stocks and bonds, the merits of the individual investments are evaluated separately by each Underlying Fund’s managers.You may wish to refer to the Management’s Discussion of Fund Performance for the Equity Fund and the Bond Fund in addition to the commentary provided here.

In the U.S., equity markets (as represented by the S&P 500 Index) achieved positive total returns in ten of the past twelve months ended December 31, 2013.Throughout the period, equity markets were influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP) – all factors that contributed to improved investor confidence and an increase in equity market price-to-earnings (P/E) valuations. In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2013.

However, the market environment was not without its challenges. In January, equity markets had to evaluate the U.S. congressional budget vote on what was known as the “fiscal cliff” and the impacts of the resulting fiscal decisions. During February and March, several international equity markets turned negative and became increasingly volatile as unresolved concerns about sovereign debt issues in several European countries as well as a banking crisis in the small island nation of Cyprus weighed on investor sentiment.

Throughout the second half of the fiscal year, the markets were focused on commentary from the Federal Reserve about its intentions and timing of potentially reducing its asset-purchase programs known as “quantitative easing.” In addition, in the fall of 2013, the markets digested renewed fears of the fiscal cliff and a two week U.S. government shutdown in October 2013. In mid-December, the Federal Reserve announced that it would begin to reduce (“taper”) its asset-purchase program beginning in January 2014.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $92/barrel and ranged between approximately $87 and $111/barrel during the period, before ending the period December 2013 around $98/barrel, an increase of 7% for the 12-month period. Gold prices began the period at around $1,675 per troy ounce and ranged between approximately $1,182 and $1,695 per troy ounce during the period, before ending the period December 2013 around $1,202/oz., a decrease of –28% for the 12-month period.

The U.S. dollar declined against both the euro and British pound during the period. For the period January 2013 through December 2013, the U.S. dollar decreased by approximately –4% to $1.37/euro. Versus the British pound, the U.S. dollar decreased by approximately –2% during the period to $1.66/ £.

The 12-month total return for the S&P 500 Index was 32.39% for the period ended December 31, 2013.The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 8%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 20%, and a dividend return of approximately 2.3%.

Growth stocks, as represented by the Russell 1000 Growth Index, produced a total return of 33.48%, which outperformed value stocks, as represented by the Russell 1000 Value Index, which experienced a total return of 32.53%.

Within the bond markets, prices of U.S.Treasuries declined as concerns grew that the Federal Reserve might start reducing the amount of its asset-purchase programs sooner than expected by the markets. Over the entire 12-months, the yield on 10-year U.S. Treasuries rose from 1.78% at the beginning of the period to a high of 3.04% on December 31, 2013. Short-term yields remained low, with 3-month U.S.Treasury yields increasing 2 basis points from 0.05% at the beginning of the period to 0.07% on December 31, 2013.

Overall, for the year ended December 31, 2013, while all major components posted negative total returns, securitized credit generally outperformed corporate bonds and U.S.Treasuries in the Barclays U.S.Aggregate Bond Index (the “Aggregate Bond Index”). For the 1-year period, the total return on securitized credit in the Aggregate Bond Index was –1.31%, compared to total returns of –1.53% and –2.75%, respectively, on corporate bonds and U.S.Treasuries in the Aggregate Bond Index.Among corporate bond sectors within the Aggregate Bond Index, financial institution bonds had a total return of 0.93%, while industrial bonds and utility bonds generated total returns of –2.62% and –3.19%, respectively for the year.

From a maturity perspective, short-maturity corporate bonds outperformed both intermediate and longer-maturity bonds in the Aggregate Bond Index during the year.The total return on 1-3 year corporate bonds in the Aggregate Bond Index was 1.71% compared to a total return of 0.36% and –6.45% on 5-7 year corporate bonds in the Aggregate Bond Index and 20+ year corporate bonds in the Aggregate Bond Index, respectively.Among U.S.Treasuries within the Aggregate Bond Index, short-maturity U.S.Treasuries outperformed both intermediate- and longer-maturity U.S.Treasuries. For the 1-year period, the total return on 1-3 year U.S.Treasuries in the Aggregate Bond Index was 0.36% compared to a total return of –3.60% and –13.88% on 5-7 year U.S. Treasuries in the Aggregate Bond Index and 20+ year U.S.Treasuries in the Aggregate Bond Index, respectively.

From a credit quality standpoint, in the Aggregate Bond Index the range of total returns for the year was narrow with Aaa-rated, Aa-rated,A-rated, and Baa-rated securities in the Aggregate Bond Index generating total returns of –2.06%, –2.02%, –1.86%, and –1.96%, respectively, for the year.Among corporate bonds within the Aggregate Bond Index, Baa-rated securities were the best performing credit sector within the Aggregate Bond Index on a relative basis, generating a total return of –0.93% compared to Aaa-rated,Aa-rated, and A-rated securities, which had total returns of –4.69%, –2.42%, and –1.86%, respectively, for the year1.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Type of Security and based on total net assets as of December 31, 2013. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

1	Source: Barclays Live

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2013, Legacy Class A shares of the State Farm Equity and Bond Fund had a total return of 17.46% without sales charges. Because of the nature of the Fund (invests solely in the Institutional share class of two Underlying Funds), a blended benchmark is used for comparison purposes.The benchmark used is a combination of 60% S&P 500 Index and 40% Barclays U.S.Aggregate Bond Index (rebalanced on a monthly basis).The total return of the blended benchmark was 17.56% for the 1-year period ended December 31, 2013.The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2013
	1 YEAR	5 YEAR	Life of Class*	Ending Value of a $10,000 Investment**
Class A	11.61%	10.34%	3.39%	$12,915
Class B	11.74%	10.48%	3.42%	$12,944

*	From 05/01/2006.

**	For a Life of Class period.

The performance data quoted represents past performance and does not guarantee future results. Class A shares value and performance on the line graph reflects a maximum sales charge of 5% at initial investment. Performance for Class B shares, and for the Fund’s other classes shown on the next page, may be greater than or less than the line shown above for Class A shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	See footnotes for the Equity Fund and the Bond Fund for a description of their underlying Indices.

[2]

State Farm Investment Management Corp. computes the Blended Benchmark using 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index. Unlike an investment in the Equity and Bond Fund, a theoretical investment in the Indices or Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2013
	1 YEAR	5 YEAR	10 YEAR or Life of Class (if shorter)*		Ending Value of a $10,000 Investment**
Legacy Class A	13.94%	10.76%	4.24%		$15,150
Legacy Class B	14.06%	10.75%	4.14%		$15,007
Institutional	17.78%	11.74%	4.85%		$16,065
Class R-1	17.07%	11.13%	4.36	%*	$14,868
Class R-2	17.33%	11.34%	4.56	%*	$15,139
Class R-3	17.76%	11.67%	4.88	%*	$15,581

*	Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

**	For a 10 YEAR or Life of Class (if shorter) period.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares value and performance on the line graph reflects a maximum sales charge of 3% at initial investment. Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the line shown for Legacy Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares value and performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

1	See footnotes for the Equity Fund and the Bond Fund for a description of their underlying Indices.

2	State Farm Investment Management Corp. computes the Blended Benchmark using 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index. Unlike an investment in the Equity and Bond Fund, a theoretical investment in the Indices or Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance during the reporting period?

As discussed above, the Equity and Bond Fund invests solely in the Institutional share class of the Underlying Funds – the Equity Fund and the Bond Fund. Generally, the Equity and Bond Fund attempts to maintain approximately 60% of its net assets in shares of the Equity Fund and approximately 40% of its net assets in shares of the Bond Fund. For the 1-year period ended December 31, 2013, Institutional shares of the Equity Fund and the Bond Fund returned 32.74% and –3.45% after expenses, respectively.

Equity portion of the Fund (approximately 60% throughout the period)

The Equity Fund is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp.

(“Westwood”). Bridgeway and Westwood each manage approximately one-half of the Equity Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Equity Fund’s portfolio between the sub-advisers.The benchmark for the Equity Fund is the S&P 500 Index.

The Equity Fund seeks long-term growth of capital. In doing so, the Equity Fund invests primarily in large capitalization stock issued by U.S. companies. Bridgeway defines “large stocks” as the largest 1,000 U.S. companies as measured by market capitalization (stock market worth).Westwood defines large capitalization companies as those companies with market capitalizations greater than $5 billion at the time of purchase. Bridgeway selects stocks using its proprietary, quantitative investment models to identify stocks within the large-cap growth category for the Equity Fund. Growth stocks are those that Bridgeway believes have above average prospects for economic growth.Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth, such as the ratio of price to earnings, price to sales or price to cash flow.Westwood defines seasoned companies as those that generally have been operating for at least three years.

During the 1-year period ended December 31, 2013, Bridgeway and Westwood generated portfolio returns (before fees and expenses) of 37.40% and 30.49%, respectively, compared to a 32.39% return for the S&P 500 Index over the same time period. Below are discussions concerning the individual investments made by Bridgeway and Westwood during the course of the reporting period.

Bridgeway Capital Management, Inc. (51.71% of the Equity Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Bridgeway’s performance during the year as well as a recap of the top ten holdings within Bridgeway’s portion of the Equity Fund.

Among the largest contributors to Bridgeway’s performance during the year were the following five holdings, with all posting double-digit gains during the period.

Bridgeway - Top 5 Contributiors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2013
Regeneron Pharmaceuticals Inc.	Health Care	1.8%
Western Digital Corp.	Information Technology	1.2%
Alliance Data Systems Corp.	Information Technology	2.1%
Seagate Technology PLC	Information Technology	1.5%
Celgene Corp.*	Health Care	sold

* Sold prior to 12/31/2013. Price change referenced is from 1/1/2013 to date sold.

Among the largest detractors to Bridgeway’s performance during the year were the following five holdings, with all posting double-digit losses during the period except Exelon Corp., which posted a single-digit loss during the period.

Bridgeway - Top 5 Detractors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2013
Rackspace Hosting Inc.	Information Technology	0.6%
Cliffs Natural Resources Inc.*	Materials	sold
Tenet Healthcare Corp.*	Health Care	sold
Pioneer Natural Resources Co.	Energy	1.1%
Exelon Corp.	Utilities	1.0%

* Sold prior to 12/31/2013. Price change referenced is from 1/1/2013 to date sold.

Among the top ten largest holdings within Bridgeway’s portion of the Equity Fund, all posted double-digit gains during the period except Applee Inc. and Goodyear Tire & Rubber Co., which each posted single-digit gains during the year.

Bridgeway - Top 10 Holdings

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2013
Apple Inc.	Information Technology	2.6%
Goodyear Tire & Rubber Co., The	Consumer Discretionary	2.1%
Alliance Data Systems Corp.	Information Technology	2.1%
Sherwin-Williams Co., The	Materials	1.9%
Regeneron Pharmaceuticals Inc.	Health Care	1.8%
Seagate Technology PLC	Information Technology	1.5%
Delta Air Lines Inc.	Industrials	1.4%
Delphi Automotive PLC	Consumer Discretionary	1.4%
Marathon Petroleum Corp.	Energy	1.4%
Safeway Inc.	Consumer Staples	1.3%

Westwood Management Corp. (48.29% of the Equity Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Westwood’s performance during the year as well as a recap of the top ten holdings within Westwood’s portion of the Equity Fund.

Among the largest contributors to Westwood’s performance during the year were the following five holdings, with all posting double-digit gains during the period.

Westwood - Top 5 Contributors

Security	Sector	% of Westwood’s Total Investments as of 12/31/2013
American International Group Inc.	Financials	2.0%
Hartford Financial Services Group Inc., The	Financials	2.1%
Boeing Co., The	Industrials	1.3%
Advance Auto Parts Inc.	Consumer Discretionary	2.0%
Viacom Inc. Class B	Consumer Discretionary	2.1%

Among the largest detractors to Westwood’s performance during the year were the following five holdings, with all posting single-digit losses during the period except Ventas Inc., which posted a double-digit loss during the period.

Westwood - Top 5 Detractors

Security	Sector	% of Westwood’s Total Investment as of 12/31/2013
Ventas Inc	Financials	1.0%
Aflac Inc.*	Financials	sold
DaVita HealthCare Partners Inc.*	Health Care	sold
EOG Resources Inc.	Energy	0.9%
EMC Corp.*	Information Technology	sold

* Sold prior to 12/31/2013. Price change referenced is from 1/1/2013 to date sold.

Among the top ten largest holdings within Westwood’s portion of the Equity Fund, all posted double-digit gains during the period except Target Corp., which posted a single-digit gain during the period.

Westwood - Top 10 Holdings

Security	Sector	% of Westwood’s Total Investment as of 12/31/2013
JPMorgan Chase & Co.	Financials	2.9%
Target Corp.	Consumer Discretionary	2.9%
Johnson & Johnson	Health Care	2.8%
Bank of America Corp.	Financials	2.5%
Capital One Financial Corp.	Financials	2.3%
United Technologies Corp.	Industrials	2.2%
Comcast Corp. Class A	Consumer Discretionary	2.1%
Hartford Financial Services Group Inc., The	Financials	2.1%
ACE Limited	Financials	2.1%
Honeywell International Inc.	Industrials	2.1%

Fixed Income portion of the Fund (approximately 40% throughout the period)

SFIMC manages the Bond Fund in a manner that seeks to achieve over a period of years the highest yield possible that is consistent with investing in high quality, investment grade bonds. In managing the Bond Fund, we generally are buy-and-hold investors who focus primarily on U.S. Government obligations, government agency securities, and high quality corporate bonds.

As an asset class, while all components generated negative total returns, mortgage-backed securities in the Bond Fund outperformed U.S.Treasuries in the Bond Fund, while U.S.Treasuries outperformed corporate bonds in the Bond Fund. On an absolute return basis, the greatest detractor to the Bond Fund’s performance during the year came from the Bond Fund’s allocation to corporate bonds, which experienced a negative low-single digit total return for the period. In addition, the Bond Fund’s allocation to Agency Commercial Mortgage-Backed Securities, which experienced a negative mid-single digit total return for the period, contributed to the Bond Fund’s negative performance.

When comparing the Bond Fund’s total return to the Aggregate Bond Index, the Bond Fund’s higher weighting to corporate bonds relative to the Aggregate Bond Index and an underperformance of corporate bonds in the Bond Fund relative to the corporate bonds within the Aggregate Bond Index hindered relative performance versus the Aggregate Bond Index for the 1-year reporting period. In addition, the Agency Commercial Mortgage-Backed Securities in the Bond Fund hindered the relative performance of the Bond Fund versus the Aggregate Bond Index for the 1-year reporting period.

The option-adjusted duration of the Bond Fund stood at approximately 5.83 years at the end of 2013, up from 5.33 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic.As interest rates rise, prepayments typically decrease as borrowers typically do not refinance their bonds at higher rates.

Financial highlights for this Fund can be found on pages 208-209.

State Farm Bond Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

SFIMC manages the State Farm Bond Fund (the “Fund”) in a manner that seeks to achieve over a period of years the highest yield possible that is consistent with investing in high quality, investment grade bonds. In managing the Fund, we generally are buy-and-hold investors who focus primarily on U.S. Government obligations, government agency securities, and high quality corporate bonds.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by many positive factors in the U.S., including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP). In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2013.

However, the market environment was not without its challenges. In January, equity markets had to evaluate the U.S. congressional budget vote on what was known as the “fiscal cliff” and the impacts of the resulting fiscal decisions. During February and March, several international equity markets turned negative and became increasingly volatile as unresolved concerns about sovereign debt issues in several European countries as well as a banking crisis in the small island nation of Cyprus weighed on investor sentiment.

Throughout the second half of the fiscal year, the markets were focused on commentary from the Federal Reserve about its intentions and timing of potentially reducing its asset-purchase programs known as “quantitative easing.” In addition, in the fall of 2013, the markets digested renewed fears of the fiscal cliff and a two week U.S. government shutdown in October 2013. In mid-December, the Federal Reserve announced that it would begin to reduce (“taper”) its asset-purchase program beginning in January 2014.

Within the bond markets, prices of U.S.Treasuries declined as concerns grew that the Federal Reserve might start reducing the amount of its asset-purchase programs sooner than expected by the markets. Over the entire 12-months, the yield on 10-year U.S. Treasuries rose from 1.78% at the beginning of the period to a high of 3.04% on December 31, 2013. Short-term yields remained low, with 3-month U.S.Treasury yields increasing 2 basis points from 0.05% at the beginning of the period to 0.07% on December 31, 2013.

Overall, for the year ended December 31, 2013, while all major components posted negative total returns, securitized credit generally outperformed corporate bonds and U.S.Treasuries in the Barclays U.S.Aggregate Bond Index (the “Index”). For the 1-year period, the total return on securitized credit in the Index was –1.31%, compared to total returns of –1.53% and –2.75%, respectively, on corporate bonds and U.S.Treasuries in the Index.Among corporate bond sectors within the Index, financial institution bonds had a total return of 0.93%, while industrial bonds and utility bonds generated total returns of –2.62% and –3.19%, respectively for the year.

From a maturity perspective, short-maturity corporate bonds outperformed both intermediate and longer-maturity bonds in the Index during the year.The total return on 1-3 year corporate bonds in the Index was 1.71% compared to a total return of 0.36% and –6.45% on 5-7 year corporate bonds in the Index and 20+ year corporate bonds in the Index, respectively.Among U.S. Treasuries within the Index, short-maturity U.S.Treasuries outperformed both intermediate- and longer-maturity U.S.Treasuries. For the 1-year period, the total return on 1-3 year U.S.Treasuries in the Index was 0.36% compared to a total return of –3.60% and –13.88% on 5-7 year U.S.Treasuries in the Index and 20+ year U.S.Treasuries in the Index, respectively.

From a credit quality standpoint, in the Index the range of total returns for the year was narrow with Aaa-rated,Aa-rated,A-rated, and Baa-rated securities in the Index generating total returns of –2.06%, –2.02%, –1.86%, and –1.96%, respectively, for the year. Among corporate bonds within the Index, Baa-rated securities were the best performing credit sector within the Index on a relative basis, generating a total return of –0.93% compared to Aaa-rated,Aa-rated, and A-rated securities, which had total returns of –4.69%, –2.42%, and –1.86%, respectively, for the year1.

1	Source: Barclays Live

Provide an illustration of the Fund’s investments.

Provided below is the security type allocation of the State Farm Bond Fund as of December 31, 2013, along with the security type allocation of the Barclays U.S.Aggregate Bond Index for comparison.

Security Type Allocation: State Farm Bond Fund

compared to the Barclays U.S. Aggregate Bond Index

(unaudited)*

Security Type	State Farm Bond Fund Allocation	Barclays U.S. Aggregate Bond Index Allocation
Corporate Bonds	64.26%	22.32%
U.S. Treasury Obligations	13.57%	35.69%
Agency Mortgage-Backed Securities	9.05%	29.78%
Agency Commercial Mortgage-Backed Securities	10.71%	0.00%
Agency Notes & Bonds	1.13%	4.03%
Other Bonds & Foreign non-Corporate Bonds	0.06%	8.18%
Short-term Investments and Other Assets, Net of Liabilities	1.22%	0.00%

Totals	100.00%	100.00%

*	Illustrated by Type of Security and based on total net assets for the Fund and total securities for the Index as of December 31, 2013. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2013, Legacy Class A shares of the State Farm Bond Fund had a total return of –3.60% without sales charges compared to a total return of –2.02% for the Barclays U.S.Aggregate Bond Index.The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2013
	1 YEAR	5 YEAR	10 YEAR or Life of Class (if shorter)*		Ending Value of a $10,000 Investment**
Class A	-6.46%	4.01%	4.42	%*	$13,936
Class B	-6.87%	3.90%	4.41	%*	$13,919
Legacy Class A	-6.46%	4.01%	3.77%		$14,473
Legacy Class B	-6.87%	3.89%	3.67%		$14,341
Institutional	-3.45%	4.89%	4.37%		$15,336
Class R-1	-3.91%	4.32%	3.75	%*	$14,085
Class R-2	-3.73%	4.53%	3.95	%*	$14,334
Class R-3	-3.51%	4.84%	4.27	%*	$14,750

*	Class A and Class B Shares from 05/01/2006. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

**	For a 10 YEAR or Life of Class (if shorter) period.

The performance data quoted represents past performance and does not guarantee future results. Class A and Legacy Class A shares values and Legacy Class A shares performance on the line graph reflect a maximum sales charge of 3% at initial investment. Class A, Class B, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the line shown for Legacy Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Class A and Legacy Class A shares and for Class B and Legacy Class B shares at one year; and 2% for Class B and Legacy Class B shares at five years. Legacy Class B shares value and performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The Barclays U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year. Unlike an investment in the Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

As an asset class, while all components generated negative total returns, mortgage-backed securities in the Fund outperformed U.S.Treasuries in the Fund, while U.S.Treasuries outperformed corporate bonds in the Fund. On an absolute return basis, the greatest detractor to Fund performance during the year came from the Fund’s allocation to corporate bonds, which experienced a negative low-single digit total return for the period. In addition, the Fund’s allocation to Agency Commercial Mortgage-Backed Securities, which experienced a negative mid-single digit total return for the period, contributed to the Fund’s negative performance.

When comparing the Fund’s total return to the Index, the Fund’s higher weighting to corporate bonds relative to the Index and an underperformance of corporate bonds in the Fund relative to the corporate bonds within the Index hindered relative performance versus the Index for the 1-year reporting period. In addition, the Agency Commercial Mortgage-Backed Securities in the Fund hindered the relative performance of the Fund versus the Index for the 1-year reporting period.

The option-adjusted duration of the Fund stood at approximately 5.83 years at the end of 2013, up from 5.33 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic.As interest rates rise, prepayments typically decrease as borrowers typically do not refinance their bonds at higher rates.

Financial highlights for this Fund can be found on pages 210-211.

State Farm Tax Advantaged Bond Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Tax Advantaged Bond Fund (the “Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. Income may be subject to state and local taxes and (if applicable) the Alternative Minimum Tax. In managing the Fund, we focus on high credit quality bonds with an investment philosophy that seeks to provide competitive total returns, while managing for federal income tax efficiency within the municipal bond asset class over the long run.

The municipal bond market, while relatively small in total assets compared to the taxable bond market, is very broad by number of issuers. As a result, we believe that fundamental research and professional management is critical to success in this asset class. While we diversify the maturity spectrum of the bonds within the portfolio, we tend to favor the intermediate maturity range (currently maturities of 10-17 years) for the bulk of the Fund’s assets. The Fund also seeks to remain invested mainly in assets of high credit quality in an attempt to reduce the risk of loss to investment principal as a result of credit losses.

While we are conscious of how the Fund’s portfolio differs from its broad-based benchmark, the Barclays Municipal Bond Index, we do not make decisions based upon the Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

Throughout the 1-year period ended December 31, 2013, fixed income markets were influenced by many factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP). In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2013.

During the second half of the fiscal year, the markets were focused on commentary from the Federal Reserve about its intentions and timing of potentially reducing its asset-purchase programs known as “quantitative easing.” In addition, in the fall of 2013, the markets digested renewed fears of the fiscal cliff and a two week U.S. government shutdown in October 2013. In mid-December, the Federal Reserve announced that it would begin to reduce (“taper”) its asset-purchase program beginning in January 2014.

As illustrated in Table 1 below, the municipal bond yield curve steepened as intermediate- and longer-maturity yields increased more than short-maturity yields over the 1-year period ended December 31, 2013.

Table 1: Municipal Market Data (MMD) Yields (%) – AAA-Rated General Obligation Municipal Bonds1

Date	1-Year	5-Year	10-Year	20-Year
January 1, 2013	0.21%	0.81%	1.72%	2.43%
December 31, 2013	0.17%	1.24%	2.77%	3.83%

Increase (Decrease) in Yield	-0.04%	0.43%	1.05%	1.40%

1

The Municipal Market Data AAA yield curve is indicative of AAA tax-exempt offered-side, institutional yield levels and may vary from actual yields attained. Source: © 2013 Lipper, a Thomson Reuters Company. Information provided by Lipper is not intended for trading purposes, nor do they provide any form of advice (investment, tax, legal) amounting to investment advice, or make any recommendations regarding particular financial instruments, investments or products. Neither Lipper nor its third party content providers shall be liable for any errors, inaccuracies, or for any actions taken in reliance thereon. LIPPER EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESSED OR IMPLIED, AS TO THE ACCURACY OF THE INFORMATION, OR AS TO THE FITNESS OF THE INFORMATION FOR ANY PURPOSE.

As illustrated in Table 2 below, annual total returns (as of December 31, 2013) on various components of the Barclays Municipal Bond Index were mixed along the maturity yield curve, with positive returns produced at the shorter-end of the curve and negative returns produced at the longer-end of the curve. The Barclays Municipal Bond Index had a total return of –2.55% for the 1-year period ended December 31, 2013.

Table 2: Barclays Municipal Bond Index – Component Returns by Maturity2

Maturity	Annual Total Return (as of December 31, 2013)
1-Year Municipal Bonds	0.80%
3-Year Municipal Bonds	1.33%
5-Year Municipal Bonds	0.81%
7-Year Municipal Bonds	-0.97%
10-Year Municipal Bonds	-2.17%
15-Year Municipal Bonds	-3.32%
20-Year Municipal Bonds	-4.42%
Long-Bond (22+ Year) Municipal Bonds	-6.01%

2	Source: Barclays Live. Past performance does not guarantee future results. The data illustrated provides component annual total returns by municipal bond maturities of the Barclays Municipal Bond Index.

From a total return standpoint, the higher end of investment-grade quality municipal bonds (Aaa and Aa rated bonds) outperformed relative to lower investment-grade quality municipal bonds (A and Baa rated bonds) within the Barclays Municipal Bond Index over the reporting period as illustrated by those credit quality component returns in Table 3 below:

Table 3: Barclays Municipal Bond Index - Annual Total Returns by Credit Quality Ratings3

Credit Quality	Annual Total Return (as of December 31, 2013)
Aaa Rated Bonds	-1.61%
Aa Rated Bonds	-2.12%
A Rated Bonds	-2.56%
Baa Rated Bonds	-7.17%

3	Source: Barclays Live. Past performance does not guarantee future results. The data illustrated provides component annual total returns by credit quality ratings of the Barclays Municipal Bond Index.

As of December 31, 2013, the 3.83% yield on 20-year Aaa-rated municipal bonds exceeded the 3.72% yield offered on comparable 20-year taxable U.S. Treasuries by 11 basis points, which is not a normal yield spread relationship. Typically, long-term municipal bonds offer approximately 75% to 90% of the yields available on comparable U.S. Treasuries because of the income tax benefits associated with municipal bonds. This yield comparison has been typically used as a general gauge within the industry to determine the relative attractiveness of municipal securities.

Provide an illustration of the Fund’s investments.

Provided below is the maturity allocation of the Tax Advantaged Bond Fund as of December 31, 2013, along with the maturity allocation of the Barclays Municipal Bond Index for comparison.

Maturity Allocation: State Farm Tax Advantaged Bond Fund

compared to the Barclays Municipal Bond Index (unaudited)*

Maturity Range	State Farm Tax Advantaged Bond Fund Allocation	Barclays Municipal Bond Index Allocation
0-6 Years	7.32%**	25.94%
6-12 Years	41.14%	24.41%
12-22 Years	50.99%	29.10%
22+ Years	0.55%	20.55%

Totals	100.00%	100.00%

*	Illustrated by Maturity and based on total investments for the Fund and total securities for the Index as of December 31, 2013. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Includes a 2.47% allocation to the JPMorgan Tax Free Money Market Fund.

How did the Fund perform during the reporting period?

Legacy Class A shares for the State Farm Tax Advantaged Bond Fund had a total return of –3.46% without sales charges for the 12-month period ended December 31, 2013. This is compared to a –2.55% return for the Barclays Municipal Bond Index over the same timeframe. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2013
	1 YEAR	5 YEAR	10 YEAR or Life of Class (if shorter)*		Ending Value of a $10,000 Investment**
Class A	-6.35%	3.97%	3.86	%*	$13,373
Class B	-6.74%	3.86%	3.85	%*	$13,357
Legacy Class A	-6.37%	4.00%	3.53%		$14,141
Legacy Class B	-6.67%	3.87%	3.42%		$14,003

*	Class A and Class B shares from 05/01/2006.

**	For a 10 YEAR or Life of Class (if shorter) period.

The performance data quoted represents past performance and does not guarantee future results. Class A and Legacy Class A shares values and Legacy Class A shares performance on the line graph reflect a maximum sales charge of 3% at initial investment. Class A, Class B and Legacy Class B shares performance may be greater than or less than the line shown for Legacy Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Class A and Legacy Class A shares and for Class B and Legacy Class B shares at one year; and 2% for Class B and Legacy Class B shares at five years. Legacy Class B shares value and performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Barclays Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. Unlike an investment in the Tax Advantaged Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund provided a negative total return over the 1-year period. However, as illustrated in Table 2 above, longer-maturity bonds underperformed intermediate maturities which in turn underperformed short maturities over the 1-year period. Consistent with the Fund’s intermediate-maturity orientation, 0.55% of the Fund’s total investments were in bonds having maturities over 22 years as compared to 20.55% for the Barclays Municipal Bond Index as of December 31, 2013. In addition, relative to the benchmark, the Fund had a higher concentration in bonds having maturities between 6-12 years and 12-22 years which underperformed relative to shorter-maturity bonds during the year. These factors played a role in the Fund underperforming relative to the Barclays Municipal Bond Index during the reporting period.

We seek to maintain the risk profile of the Fund with respect to volatility (duration), interest rate risk and capital (credit risk). Throughout the reporting period, the Fund’s modified duration increased from 5.69 years as of January 1, 2013 to 5.86 years as of December 31, 2013. Modified duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. The Fund maintained a high quality credit orientation consistent with the Fund’s historical investment philosophy throughout the reporting period ended December 31, 2013.

Table 4 below provides an illustration of the Fund’s credit quality orientation compared to the Barclays Municipal Bond Index as of December 31, 2013. Over the reporting period, the higher end of investment-grade quality municipal bonds (Aaa and Aa rated bonds) outperformed relative to lower end investment-grade quality municipal bonds (A and Baa rated bonds) as previously illustrated in Table 3 above.

Table 4: Credit Ratings Comparison (as of December 31, 2013)4

Credit Ratings	State Farm Tax Advantaged Bond Fund Allocation	Barclays Municipal Bond Index Allocation
Aaa/AAA	16.84%	11.21%
Aa/AA	67.02%	47.82%
A	12.56%	31.50%
Baa/BBB or Lower	0.00%	8.82%
NR (Not Rated)	3.58%*	0.65%

Totals	100.00%	100.00%

4	Illustrated by Credit Quality and based on total investments for the Fund and total securities for the Index as of December 31, 2013. Reflects the lower of Moody’s or Standard and Poor’s issuer specific ratings. The issuer specific ratings do not reflect any bond insurer ratings.

*	Includes a 2.47% allocation to the JPMorgan Tax Free Money Market Fund.

The difference in maturity structure between the Fund and benchmark along with the Fund’s higher credit quality orientation than the benchmark both played a role in the Fund’s relative performance versus the benchmark during the reporting period. As highlighted earlier, the objective of the Fund is to seek as high a rate of income exempt from income taxes as is consistent with prudent investment management. The Fund has been invested with a bias towards high credit quality, intermediate maturity bonds. Adopting additional risk by increasing duration significantly and/or increasing the weighting in lower credit quality bonds would not have been consistent with the Fund’s historical investment philosophy.

The number of individual bonds held in the portfolio decreased over the reporting period from 337 to 315 bonds. Turnover for the reporting period was 14.24%. Investments within the State of Arizona represented the largest single allocation in any state representing 8.46% of total net assets, which is up slightly from 7.53% from the beginning of the reporting period. The largest additions to the portfolio included net acquisitions of bonds in South Carolina and Michigan. Bonds secured by a general obligation pledge accounted for approximately 57% of all new acquisitions with revenue bond purchases representing 43% of the total. The average ratings quality of new bond purchases was approximately Aa/AA. The largest net reduction of holdings occurred through sales of bonds in Colorado and Minnesota.

Financial highlights for this Fund can be found on pages 212-213.

State Farm Money Market Fund Management’s Discussion (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Money Market Fund (the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in high quality commercial paper and other short-term debt securities. It is managed by State Farm Investment Management Corp. (SFIMC). An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Type of Security and based on total net assets as of December 31, 2013. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

Financial highlights for this Fund can be found on pages 214-215.

State Farm LifePath Funds Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the State Farm LifePath Funds investment objective and philosophy.

The State Farm LifePath Funds are organized as “feeder funds” in a “master-feeder” structure. Instead of investing directly in individual securities, the feeder fund, which is offered to the public, invests all its assets in a corresponding LifePath Master Portfolio. References to “the LifePath Funds” are to the feeder funds or the LifePath Master Portfolios, as the context requires, unless otherwise stated. The LifePath Funds, through their investment in the LifePath Master Portfolios, allocate their assets among broad types of asset classes by investing in a combination of equity, fixed income, and money market funds (the “Underlying Funds”) seeking to produce competitive returns consistent with a Fund’s investment objective. BlackRock Fund Advisors (“BlackRock”) is the investment adviser for the LifePath Master Portfolios.

Each LifePath Fund seeks a combination of income and growth of capital consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. A LifePath Fund’s time horizon marks the point when the investors plan to start making net withdrawals. Each LifePath Fund has its own time horizon, which affects the acceptable risk level of the LifePath Fund and, in turn, its asset allocation.

With the exceptions of the LifePath Retirement Master Portfolio not containing an allocation to the iShares Cohen& Steers Realty Majors Index Fund and iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund and the LifePath 2050 Master Portfolio not containing an allocation to the iShares Barclays TIPS Bond Fund during 2013, each LifePath Master Portfolio invested in the same Underlying Funds but in differing proportions, depending upon the time horizon and acceptable risk level of the LifePath Master Portfolio.

Several changes were made to the Underlying Funds within the LifePath Master Portfolios during 2013. On November 1, 2013, exposure to the Russell 1000 Index Master Portfolio, International Tilts Master Portfolio, and BlackRock Emerging Markets Fund, Inc. were added to the LifePath Master Portfolios. The intent of these changes is to shift the equity risk of the actively managed portion of the LifePath Master Portfolios from the U.S. large cap stocks component to the international equity and emerging markets actively managed equity components in an effort to improve the diversification and risk-adjusted returns of the portfolios over time. Specifically, allocation to the actively-managed Active Stock Master Portfolio was reduced to allow for an allocation to the passively-managed Russell 1000 Index Master Portfolio. In addition, allocation to the passively-managed ACWI ex-U.S. Master Portfolio was reduced to allow for an allocation to the actively-managed International Tilts Master Portfolio. Furthermore, allocation to the passively-managed iShares MSCI Emerging Markets Index Fund was reduced to allow for an allocation to the actively-managed BlackRock Emerging Markets Fund, Inc.

Describe the relevant market environment as it related to the State Farm LifePath Funds for the reporting period.

In the U.S., equity markets (as represented by the S&P 500 Index) achieved positive total returns in ten of the past twelve months ended December 31, 2013. Throughout the period, equity markets were influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP) – all factors that contributed to improved investor confidence and an increase in equity market price-to-earnings (P/E) valuations. In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2013.

However, the market environment was not without its challenges. In January, equity markets had to evaluate the U.S. congressional budget vote on what was known as the “fiscal cliff” and the impacts of the resulting fiscal decisions. During February and March, several international equity markets turned negative and became increasingly volatile as unresolved concerns about sovereign debt issues in several European countries as well as a banking crisis in the small island nation of Cyprus weighed on investor sentiment.

Throughout the second half of the fiscal year, the markets were focused on commentary from the Federal Reserve about its intentions and timing of potentially reducing its asset-purchase programs known as “quantitative easing.” In addition, in the fall of 2013, the markets digested renewed fears of the fiscal cliff and a two week U.S. government shutdown in October 2013. In mid-December, the Federal Reserve announced that it would begin to reduce (“taper”) its asset-purchase program beginning in January 2014.

The 12-month total return for the S&P 500 Index was 32.39% for the period ended December 31, 2013. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 8%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 20%, and a dividend return of approximately 2.3%.

iShares, LifePath, and LifePath followed by 2020, 2030, 2040 and 2050 are all registered trademarks of BlackRock Institutional Trust Company, N.A.

Within the S&P 500 Index, the Information Technology sector held the largest weighting of 18.6% and produced a total return of 28.4% for the reporting period. All ten of the Index’s sectors posted double-digit gains for the year. The Telecommunications Services sector was the smallest weighting at 2.3% and produced the lowest total return of 11.5%.

Mid-cap stocks (as represented by the Russell Midcap Index) and small cap stocks (as represented by the Russell 2000 Index) posted total returns of 34.76% and 38.82%, respectively, for the year ended December 31, 2013. Mid- and small-cap stocks outperformed large cap stocks (as represented by the S&P 500 Index) in 2013.

International equity markets, as represented by the MSCI ACWI ex-U.S. IMI Index1, posted a total return of 15.82%. Developed European markets like Finland and Ireland were among the strongest performing markets, increasing 46.04% and 41.15%, respectively, in U.S. dollar terms. Meanwhile, Singapore was the weakest performing country in the developed markets, experiencing a gain of 1.7% in U.S. dollar terms. Stock market performance in emerging market countries was weaker than the major developed markets during the period with the MSCI Emerging Markets Index posting a total return of –2.60% in U.S. dollar terms. Emerging market countries such as India and Brazil declined –3.83% and –16.04%, respectively, while China gained 3.64% in U.S. dollar terms during the period.

Within the real estate market, the Cohen & Steers Realty Majors Index2 decreased –1.45% due to rising interest rates and lower housing sales. Consistent with the international equity markets, foreign real estate investments produced gains as the FTSE EPRA/ NAREIT Developed Real Estate ex-U.S. Index3 returned 5.79% for the one-year period ending December 31, 2013.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $92/barrel and ranged between approximately $87 and $111/barrel during the period, before ending the period December 2013 around $98/barrel, an increase of 7% for the 12-month period. Gold prices began the period at around $1,675 per troy ounce and ranged between approximately $1,182 and $1,695 per troy ounce during the period, before ending the period December 2013 around $1,202/oz., a decrease of –28% for the 12-month period. The Dow Jones-UBS Commodity Index4 generated a total return of –9.52% during the one-year period ending December 31, 2013, due in part to economic slowdown in many developing countries.

Within the bond markets, prices of U.S. Treasuries declined as concerns grew that the Federal Reserve might start reducing the amount of its asset-purchase programs sooner than expected by the markets. Over the entire 12-months, the yield on 10-year U.S. Treasuries rose from 1.78% at the beginning of the period to a high of 3.04% on December 31, 2013. With the rise in interest rates occurring during the period without signs of underlying inflation growth, the demand for inflation-protected U.S. Treasury TIPS declined, which helped cause the Barclays U.S. TIPS Index5 to post a –8.61% total return for the period ending December 31, 2013. Meanwhile, short-term yields remained low, with 3-month U.S. Treasury yields increasing 2 basis points from 0.05% at the beginning of the period to 0.07% on December 31, 2013. As such, cash holdings, as represented by the Citigroup 3-Month U.S. Treasury Bill Index6 returned 0.05%, highlighting the continued low short-term interest rate environment.

Relevant Market Indices	1-year Total Return as of 12/31/2013
U.S. Equity:
S&P 500 Index	32.39%
Russell 1000 Index	33.11%
Russell MidCap Index	34.76%
Russell 2000 Index	38.82%
Non-U.S. Equity:
MSCI ACWI ex-U.S. IMI Index	15.82%
MCSI Emerging Markets Index	-2.60%
Fixed Income:
Barclays U.S. Aggregate Bond Index	-2.02%
Barclays High-Yield Bond Index	7.44%
Barclays U.S. TIPS Index	-8.61%
Citigroup 3-Month Treasury Bill Index	0.05%
Specialty:
Cohen & Steers Realty Majors Index	-1.45%
Dow Jones-UBS Commodity Index	-9.52%
FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index	5.79%
FTSE EPRA/NAREIT Developed Real Estate Index	3.67%

It is not possible to invest directly in an index. Past performance does not guarantee future results.

1	The MSCI ACWI ex-U.S. IMI Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

2	The Cohen & Steers Realty Majors Portfolio Index is a modified capitalization weighted total return index of selected United States Equity Real Estate Investment Trusts (REITs).

3	The FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index is designed to measure the stock performance of companies engaged in specific real estate activities of the real estate markets outside of the United States. Relevant real estate activities are defined as the ownership, trading and development of income producing real estate.

4	The Dow Jones-UBS Commodity Index is a broadly diversified index that allows investors to track commodity futures through a single, simple measure. The index currently represents 20 commodities, which are weighted to account for economic significance and market liquidity.

5	The Barclays U.S. TIPS Index is an unmanaged index composed of inflation protected securities issued by the U.S. Treasury.

6	The Citigroup 3-Month Treasury Bill Index is an unmanaged index of three-month Treasury bills.

Within the Barclays U.S. Aggregate Bond Index (the “Aggregate Bond Index”), all major components posted negative total returns, with securitized credit generally outperforming corporate bonds and U.S. Treasuries in the Aggregate Bond Index. For the 1-year period, the total return on securitized credit in the Aggregate Bond Index was –1.31%, compared to total returns of –1.53% and –2.75%, respectively, on corporate bonds and U.S. Treasuries in the Aggregate Bond Index. Among corporate bond sectors within the Aggregate Bond Index, financial institution bonds had a total return of 0.93%, while industrial bonds and utility bonds generated total returns of –2.62% and –3.19%, respectively for the year.

From a maturity perspective, short-maturity corporate bonds outperformed both intermediate and longer-maturity bonds in the Aggregate Bond Index during the year. The total return on 1-3 year corporate bonds in the Aggregate Bond Index was 1.71% compared to a total return of 0.36% and –6.45% on 5-7 year corporate bonds in the Aggregate Bond Index and 20+ year corporate bonds in the Aggregate Bond Index, respectively. Among U.S. Treasuries within the Aggregate Bond Index, short-maturity U.S. Treasuries outperformed both intermediate- and longer-maturity U.S. Treasuries. For the 1-year period, the total return on 1-3 year U.S. Treasuries in the Aggregate Bond Index was 0.36% compared to a total return of –3.60% and –13.88% on 5-7 year U.S. Treasuries in the Aggregate Bond Index and 20+ year U.S. Treasuries in the Aggregate Bond Index, respectively.

From a credit quality standpoint, in the Aggregate Bond Index the range of total returns for the year was narrow with Aaa-rated, Aa-rated, A-rated, and Baa-rated securities in the Aggregate Bond Index generating total returns of –2.06%, –2.02%, –1.86%, and –1.96%, respectively, for the year. Among corporate bonds within the Aggregate Bond Index, Baa-rated securities were the best performing credit sector within the Aggregate Bond Index on a relative basis, generating a total return of –0.93% compared to Aaa-rated, Aa-rated, and A-rated securities, which had total returns of –4.69%, –2.42%, and –1.86%, respectively, for the year7.

Comparably, high-yield bonds outperformed investment grade bonds as represented by the 7.44% total return for the Barclays High-Yield Bond Index8 versus the –2.02% total return of the Aggregate Bond Index for the period ending December 31, 2013.

What factors helped and hindered performance of the LifePath Funds during the reporting period?

The LifePath Funds are invested in a combination of the Underlying Funds. With the exceptions of the LifePath Retirement Fund not containing an allocation to the iShares Cohen & Steers Realty Majors Index Fund and iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund and the LifePath 2050 Fund not containing an allocation to the iShares Barclays TIPS Bond Fund during 2013, each LifePath Fund invested in the same Underlying Funds but in differing proportions, depending upon the time horizon and acceptable risk level of the LifePath Fund.

The LifePath Funds with longer time horizons, such as the LifePath 2050 Fund, invested a greater share of their assets in equity oriented Underlying Funds, such as the Active Stock Master Portfolio, the ACWI ex-U.S. Index Master Portfolio and International Tilts Master Portfolio. The more conservative LifePath Funds, such as the LifePath Retirement Fund, allocated more of their assets to fixed income-oriented investments, such as the CoreAlpha Bond Master Portfolio and the iShares Barclays TIPS Bond Fund. Ultimately the performance of any given LifePath Fund is a reflection of its asset allocation.

During 2013, each LifePath Fund (with the exception of the LifePath Retirement and LifePath 2050 Funds as noted previously) invested a portion of their assets in six different Master Portfolios: the Active Stock Master Portfolio, the Russell 1000 Index Master Portfolio (beginning November 1, 2013), the Master Small Cap Index Series, the ACWI ex-U.S. Index Master Portfolio, the International Tilts Master Portfolio (beginning November 1, 2013), and the CoreAlpha Bond Master Portfolio and seven different exchange-traded funds (iShares) managed by BlackRock: the iShares MSCI EAFE Index Fund, the iShares MSCI EAFE Small Cap Index Fund, the iShares MSCI Emerging Markets Index Fund, the iShares MSCI Canada Index Fund, the iShares Cohen & Steers Realty Majors Index Fund, the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund, the iShares Barclays TIPS Bond Fund. In addition, each LifePath Fund invested a portion of their assets in the BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. (beginning November 1, 2013).

7	Source: Barclays Live.

8	The Barclays High-Yield Bond Index covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

The returns of the Underlying Funds for the period of time they were included in the LifePath Master Portfolios contributed to theoverall returns of the LifePath Funds as shown below.

Underlying Funds	1-Year Return
Active Stock Master Portfolio	34.02%
Master Small Cap Index Series	39.11%
iShares MSCI EAFE Index Fund	22.62%
ACWI ex-U.S. Index Master Portfolio	13.96%
iShares MSCI EAFE Small Cap Index Fund	29.22%
iShares MSCI Emerging Markets Index Fund	-3.14%
iShares MSCI Canada Index Fund	5.41%
iShares Cohen & Steers Realty Majors Index Fund	-1.80%
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	5.29%
BlackRock Commodity Strategies Fund	-7.09%
CoreAlpha Bond Master Portfolio	-2.39%
iShares Barclays TIPS Bond Fund	-8.65%

New Underlying Fund	2-Month Return (Nov. 1, 2013-Dec. 31, 2013)
Russell 1000 Index Master Portfolio	5.53%
International Tilts Master Portfolio	1.50%
BlackRock Emerging Markets Fund, Inc.	-0.29%

The LifePath Funds invested a significant amount of their assets in the Active Stock and CoreAlpha Bond Master Portfolios. Both of these Master Portfolios seek to outperform their respective benchmark indices while maintaining similar risk profiles as those benchmarks.

The Active Stock Master Portfolio outperformed its benchmark, the Russell 1000 Index, by 0.91% (34.02% vs. 33.11%, respectively) for the reporting period. At the end of 2013, the Active Stock Master Portfolio invested in 334 stocks of which 91% were from its benchmark Russell 1000 Index. The number of holdings decreased from 688 at the start of the year (which in turn increased the average individual security weightings). Overall, the Active Stock Master Portfolio generally maintained sector weights and a risk profile that was similar to its benchmark during the year.

The CoreAlpha Bond Master Portfolio underperformed the return for its respective benchmark, the Barclays U.S. Aggregate Bond Index during 2013 by 0.37% (–2.39% vs. –2.02%, respectively). As of December 31, 2013, there were 317 issuers and 1,151 securities comprising the CoreAlpha Bond Master Portfolio. During 2013, lower credit quality bonds in the Barclays U.S. Aggregate Bond Index generally outperformed relative to higher credit quality bonds in the Index during the year. In addition, high-yield bonds outperformed investment grade bonds as represented by the 7.44% return for the Barclays High-Yield Bond Index versus the –2.02% return of the Barclays U.S. Aggregate Bond Index for the year ended December 31, 2013.

State Farm LifePath Retirement Fund

Provide an illustration of the Fund’s investments.

LifePath Retirement Master Portfolio Composition*

*	Illustrated by Security Type and based on the Master Portfolio’s investments in Affiliated Investment Companies of the Master Portfolio as of December 31, 2013. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Master Portfolio holdings and the Master Portfolio Information, both found later in this report.

How did the State Farm LifePath Retirement Fund perform during the reporting period?

For the 1-year period ended December 31, 2013, Legacy Class A shares of the State Farm LifePath Retirement Fund had a total return without sales charges of 5.81%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 32.39% and the Barclays U.S. Aggregate Bond Index –2.02%.

Because of the multi-asset structure of the LifePath Retirement Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath Retirement Fund’s investments for the upcoming quarter. As of December 31, 2013, the total return of the LifePath Retirement Fund’s blended benchmark was 6.70% for the 1-year period and had the following composition:

Index	LifePath Retirement Fund’s Blended Benchmark Weighting
Barclays U.S. Aggregate Bond Index	52.94%
Russell 1000 Index	19.63%
MSCI ACWI ex-U.S. IMI Index	9.95%
Barclays U.S. TIPS Index	9.06%
Russell 2000 Index	4.61%
Dow Jones-UBS Commodity Index	3.81%

The line graphs and tables below provide additional perspective for the State Farm LifePath Retirement Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2013
	1 YEAR	5 YEAR	Life of Class*	Ending Value of a $10,000 Investment**
Class A	0.53%	7.61%	3.98%	$13,487
Class B	0.51%	7.82%	4.02%	$13,532

*	From 05/01/2006

**	For a Life of Class period.

The performance data quoted represents past performance and does not guarantee future results. Class A shares value and performance on the line graph reflects a maximum sales charge of 5% at initial investment. Performance for Class B shares, and for the Fund’s other classes shown on the next page, may be greater than or less than the line shown above for Class A shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	See footnotes for LifePath 2050 Fund on page 74 for a description of the Indices.

2	On December 31, 2013, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 52.94% Barclays U.S. Aggregate Bond Index, 19.63% Russell 1000 Index, 4.61% Russell 2000 Index, 9.95% MSCI ACWI ex-U.S. IMI Index, 3.81% Dow Jones-UBS Commodity Index, and 9.06% Barclays U.S. TIPS Index. Unlike an investment in the LifePath Retirement Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2013
	1 YEAR	5 YEAR	10 YEAR or Life of Class (if shorter)*		Ending Value of a $10,000 Investment**
Legacy Class A	2.60%	8.07%	4.47%		$15,485
Legacy Class B	2.39%	8.02%	4.35%		$15,309
Institutional	6.15%	9.01%	5.06%		$16,386
Class R-1	5.50%	8.41%	4.64	%*	$15,253
Class R-2	5.64%	8.62%	4.85	%*	$15,532
Class R-3	6.09%	8.94%	5.16	%*	$15,969

*	Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

**	For a 10 YEAR or Life of Class (if shorter) period.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares value and performance on the line graph reflects a maximum sales charge of 3% at initial investment. Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the line shown for Legacy Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares value and performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for LifePath 2050 Fund on page 74 for a description of the Indices.

[2]

On December 31, 2013, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 52.94% Barclays U.S. Aggregate Bond Index, 19.63% Russell 1000 Index, 4.61% Russell 2000 Index, 9.95% MSCI ACWI ex-U.S. IMI Index, 3.81% Dow Jones-UBS Commodity Index, and 9.06% Barclays U.S. TIPS Index. Unlike an investment in the LifePath Retirement Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath Retirement Fund during the reporting period?

The main driver to performance for the LifePath Retirement Fund was its allocation to the CoreAlpha Bond Master Portfolio – which made up the majority of the bond allocation of the LifePath Retirement Fund’s total net assets in 2013. At the end of December 2013, this weighting stood at 52.28% which was up slightly from 52.20% at the beginning of the year. The CoreAlpha Bond Master Portfolio underperformed the return for its respective benchmark, the Barclays U.S. Aggregate Bond Index by 0.37% (–2.39% vs. –2.02% respectively).

As of December 31, 2013, there were 317 issuers and 1,151 securities comprising the CoreAlpha Bond Master Portfolio. During 2013, lower credit quality bonds in the Barclays U.S. Aggregate Bond Index generally outperformed relative to higher credit quality bonds in the Index during the year. In addition, high-yield bonds outperformed investment grade bonds as represented by the 7.44% return for the Barclays High-Yield Bond Index versus the –2.02% return of the Barclays U.S. Aggregate Bond Index for the year ended December 31, 2013.

The LifePath Retirement Fund also included an allocation to the iShares Barclays TIPS Bond Fund during 2013. This allocation increased from 8.74% of the LifePath Retirement Fund’s total net assets at the beginning of the year to 9.48% of total net assets by December 31, 2013. It’s important to note the LifePath Retirement Fund maintained an exposure to equity investments of approximately 34% of total net assets. The largest equity allocation was to the Active Stock Master Portfolio at 18.98% of the LifePath Retirement Fund’s total net assets. For the year, the Active Stock Master Portfolio outperformed its benchmark, the Russell 1000 Index, by 0.91% (34.02% vs. 33.11%, respectively). Overall, the Active Stock Master Portfolio generally maintained sector weights and a risk profile that was similar to its benchmark during the year.

Exposure to small-cap U.S. equity securities through investment in the Master Small Cap Index Series within the LifePath Retirement Fund at the end of December 2013 was 4.68% of total net assets. Small-cap stocks outperformed relative to large-and mid-cap stocks (as represented by the S&P 500 Index and Russell MidCap Index) for the reporting period. The LifePath Retirement Fund’s exposure to foreign equity securities was 10.16% of total net assets as of December 31, 2013, comprised of the ACWI ex-U.S. Index Master Portfolio, International Tilts Master Portfolio, BlackRock Emerging Markets Fund, Inc., and four underlying iShares exchange-traded funds (ETF): iShares MSCI EAFE Index Fund, iShares MSCI Emerging Markets Index Fund, iShares MSCI Canada Index Fund, and the iShares MSCI EAFE Small Cap Index Fund. International equity markets underperformed large-cap U.S. equity markets during the reporting period.

The LifePath Retirement Fund also included an allocation to the BlackRock Commodity Strategies Fund. Commodity prices generally declined during the period, with the Dow Jones-UBS Commodity Index falling –9.52% for the year ended December 31, 2013. This allocation increased slightly from 3.60% of the LifePath Retirement Fund’s total net assets at the beginning of the year to 3.64% of total net assets by December 31, 2013.

Over the course of the year, the asset allocation adjustments within the LifePath Retirement Fund resulted in an approximate 0.3% decrease to international equity securities. The real estate allocation was reduced by an approximate 0.4% and the fixed income allocation was increased by an approximate 0.8%. The cash allocation was increased by an approximate 1.2%.

Financial highlights for this Fund can be found on pages 216-217.

State Farm LifePath 2020 Fund

Provide an illustration of the Fund’s investments.

LifePath 2020 Master Portfolio Composition*

*	Illustrated by Security Type and based on the Master Portfolio’s investments in Affiliated Investment Companies of the Master Portfolio as of December 31, 2013. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Master Portfolio holdings and the Master Portfolio Information, both found later in this report.

How did the State Farm LifePath 2020 Fund perform during the reporting period?

For the 1-year period ended December 31, 2013, Legacy Class A shares of the State Farm LifePath 2020 Fund had a total return without sales charges of 9.32%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 32.39% and the Barclays U.S. Aggregate Bond Index –2.02%.

Because of the multi-asset structure of the LifePath 2020 Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2020 Fund’s investments during the upcoming quarter. As of December 31, 2013, the total return of the LifePath 2020 Fund’s blended benchmark was 10.32% for the 1-year period and had the following composition:

Index	LifePath 2020 Fund’s Blended Benchmark Weighting
Barclays U.S. Aggregate Bond Index	41.54%
Russell 1000 Index	27.19%
MSCI ACWI ex-U.S. IMI Index	14.25%
Barclays U.S. TIPS Index	6.72%
Russell 2000 Index	3.88%
Dow Jones-UBS Commodity Index	3.82%
FTSE EPRA/NAREIT Developed Real Estate Index	2.60%

The line graphs and tables below provide additional perspective for the State Farm LifePath 2020 Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2013
	1 YEAR	5 YEAR	Life of Class*	Ending Value of a $10,000 Investment**
Class A	3.88%	9.41%	3.36%	$12,880
Class B	3.66%	9.48%	3.33%	$12,856

*	From 05/01/2006.

**	For a Life of Class period.

The performance data quoted represents past performance and does not guarantee future results. Class A shares value and performance on the line graph reflects a maximum sales charge of 5% at initial investment. Performance for Class B shares, and for the Fund’s other classes shown on the next page, may be greater than or less than the line shown above for Class A shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	See footnotes for LifePath 2050 Fund on page 74 for a description of the Indices.

2	On December 31, 2013, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 41.54% Barclays U.S. Aggregate Bond Index, 27.19% Russell 1000 Index, 3.88% Russell 2000 Index, 14.25% MSCI ACWI ex-U.S. IMI Index, 3.82% Dow Jones-UBS Commodity Index, 2.60% FTSE EPRA/NAREIT Developed Real Estate Index, and 6.72% Barclays U.S. TIPS Index. Unlike an investment in the LifePath 2020 Fund, a theoretical investmentin any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2013
	1 YEAR	5 YEAR	10 YEAR or Life of Class (if shorter)*		Ending Value of a $10,000 Investment**
Legacy Class A	6.03%	9.86%	4.74%		$15,884
Legacy Class B	5.90%	9.81%	4.65%		$15,758
Institutional	9.69%	10.81%	5.35%		$16,837
Class R-1	9.07%	10.20%	4.98	%*	$15,709
Class R-2	9.21%	10.41%	5.16	%*	$15,967
Class R-3	9.58%	10.74%	5.43	%*	$16,358

*	Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

**	For a 10 YEAR or Life of Class (if shorter) period.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares value and performance on the line graph reflects a maximum sales charge of 3% at initial investment. Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the line shown for Legacy Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares value and performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for LifePath 2050 Fund on page 74 for a description of the Indices.

[2]

On December 31, 2013, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 41.54% Barclays U.S. Aggregate Bond Index, 27.19% Russell 1000 Index, 3.88% Russell 2000 Index, 14.25% MSCI ACWI ex-U.S. IMI Index, 3.82% Dow Jones-UBS Commodity Index, 2.60% FTSE EPRA/NAREIT Developed Real Estate Index, and 6.72% Barclays U.S. TIPS Index. Unlike an investment in the LifePath 2020 Fund, a theoretical investmentin any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2020 Fund during the reporting period?

The main driver to performance for the LifePath 2020 Fund was its allocation to the Active Stock Master Portfolio – which made up over half of the LifePath 2020 Fund’s equity exposure. At the end of December 2013, this weighting stood at 25.94% of the LifePath 2020 Fund’s total net assets which is lower than the 28.74% weighting at the beginning of the year. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the Russell 1000 Index. At the end of 2013, the Active Stock Master Portfolio invested in 334 stocks of which 91% were from its benchmark Russell 1000 Index. The number of holdings decreased from 688 at the start of the year (which in turn increased the average individual security weightings). For the year, the Active Stock Master Portfolio outperformed its benchmark by 0.91% (34.02% vs. 33.11%, respectively). Overall, the Active Stock Master Portfolio generally maintained sector weights and a risk profile that was similar to its benchmark during the year.

The LifePath 2020 Fund’s exposure to small-cap U.S. equity securities via investment in the Master Small Cap Index Series at the end of December 2013 was 4.07% of total net assets. Small-cap stocks outperformed relative to large- and mid-cap stocks (as represented by the S&P 500 Index and Russell MidCap Index) for the reporting period. The LifePath 2020 Fund’s exposure to foreign equity securities was 14.35% of total net assets as of December 31, 2013, comprised of the ACWI ex-U.S. Index Master Portfolio, International Tilts Master Portfolio, BlackRock Emerging Markets Fund, Inc., and four underlying iShares exchange-traded funds (ETF): iShares MSCI EAFE Index Fund, iShares MSCI Emerging Markets Index Fund, iShares MSCI Canada Index Fund, and the iShares MSCI EAFE Small Cap Index Fund. International equity markets underperformed large-cap U.S. equity markets during the reporting period.

The LifePath 2020 Fund also included an allocation to the BlackRock Commodity Strategies Fund. Commodity prices generally declined during the period, with the Dow Jones-UBS Commodity Index falling –9.52% for the year ended December 31, 2013. This allocation increased slightly from 3.63% of the LifePath 2020 Fund’s total net assets at the beginning of the year to 3.67% of total net assets by December 31, 2013.

From a fixed-income perspective, the LifePath 2020 Fund held 41.99% of its total net assets in the CoreAlpha Bond Master Portfolio which is up from 39.53% at the beginning of the year. As highlighted earlier, the CoreAlpha Bond Master Portfolio underperformed the return for its respective benchmark, the Barclays U.S. Aggregate Bond Index during 2013 by 0.37% (–2.39% vs. –2.02% respectively).

As of December 31, 2013, there were 317 issuers and 1,151 securities comprising the CoreAlpha Bond Master Portfolio. During 2013, lower credit quality bonds in the Barclays U.S. Aggregate Bond Index generally outperformed relative to higher credit quality bonds in the Index during the year. In addition, high-yield bonds outperformed investment grade bonds as represented by the 7.44% return for the Barclays High-Yield Bond Index versus the –2.02% return of the Barclays U.S. Aggregate Bond Index for the year ended December 31, 2013.

Over the course of the year, the asset allocation adjustments within the LifePath 2020 Fund resulted in an approximate 1.7% and 0.6% decrease to domestic equity and international equity securities, respectively. The real estate allocation was reduced by an approximate 0.7% and the fixed income allocation was increased by an approximate 3.0%. The cash allocation was increased by an approximate 0.8%.

Financial highlights for this Fund can be found on pages 218-219.

State Farm LifePath 2030 Fund

Provide an illustration of the Fund’s investments.

LifePath 2030 Master Portfolio Composition*

*	Illustrated by Security Type and based on the Master Portfolio’s investments in Affiliated Investment Companies of the Master Portfolio as of December 31, 2013. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Master Portfolio holdings and the Master Portfolio Information, both found later in this report.

How did the State Farm LifePath 2030 Fund perform during the reporting period?

For the 1-year period ended December 31, 2013, Legacy Class A shares of the State Farm LifePath 2030 Fund had a total return without sales charges of 13.34%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 32.39% and the Barclays U.S. Aggregate Bond Index –2.02%.

Because of the multi-asset structure of the LifePath 2030 Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2030 Fund’s investments for the upcoming quarter. As of December 31, 2013, the total return of the LifePath 2030 Fund’s blended benchmark was 14.32% for the 1-year period and had the following composition:

Index	LifePath 2030 Fund’s Blended Benchmark Weighting
Russell 1000 Index	35.86%
Barclays U.S. Aggregate Bond Index	28.30%
MSCI ACWI ex-U.S. IMI Index	19.15%
FTSE EPRA/NAREIT Developed Real Estate Index	5.67%
Barclays U.S. TIPS Index	4.14%
Dow Jones-UBS Commodity Index	3.85%
Russell 2000 Index	3.03%

The line graphs and tables below provide additional perspective for the State Farm LifePath 2030 Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2013
	1 YEAR	5 YEAR	Life of Class*	Ending Value of a $10,000 Investment**
Class A	7.72%	10.88%	3.16%	$12,698
Class B	7.58%	10.96%	3.16%	$12,690

*	From 05/01/2006.

**	For a Life of Class period.

The performance data quoted represents past performance and does not guarantee future results. Class A shares value and performance on the line graph reflects a maximum sales charge of 5% at initial investment. Performance for Class B shares, and for the Fund’s other classes shown on the next page, may be greater than or less than the line shown above for Class A shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	See footnotes for LifePath 2050 Fund on page 74 for a description of the Indices.

[2]

On December 31, 2013, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 28.30% Barclays U.S. Aggregate Bond Index, 35.86% Russell 1000 Index, 3.03% Russell 2000 Index, 19.15% MSCI ACWI ex-U.S. IMI Index, 3.85% Dow Jones-UBS Commodity Index, 5.67% FTSE EPRA/NAREIT Developed Real Estate Index, and 4.14% Barclays U.S. TIPS Index. Unlike an investment in the LifePath 2030 Fund, a theoretical investmentin any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2013
	1 YEAR	5 YEAR	10 YEAR or Life of Class (if shorter)*		Ending Value of a $10,000 Investment**
Legacy Class A	9.94%	11.33%	4.99%		$16,271
Legacy Class B	9.91%	11.30%	4.90%		$16,134
Institutional	13.63%	12.28%	5.59%		$17,224
Class R-1	12.99%	11.66%	5.20	%*	$16,017
Class R-2	13.23%	11.88%	5.41	%*	$16,316
Class R-3	13.56%	12.25%	5.73	%*	$16,783

*	Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

**	For a 10 YEAR or Life of Class (if shorter) period.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares value and performance on the line graph reflects a maximum sales charge of 3% at initial investment. Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the line shown for Legacy Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares value and performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

1	See footnotes for LifePath 2050 Fund on page 74 for a description of the Indices.

2	On December 31, 2013, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 28.30% Barclays U.S. Aggregate Bond Index, 35.86% Russell 1000 Index, 3.03% Russell 2000 Index, 19.15% MSCI ACWI ex-U.S. IMI Index, 3.85% Dow Jones-UBS Commodity Index, 5.67% FTSE EPRA/NAREIT Developed Real Estate Index, and 4.14% Barclays U.S. TIPS Index. Unlike an investment in the LifePath 2030 Fund, a theoretical investmentin any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2030 Fund during the reporting period?

The main driver to performance for the LifePath 2030 Fund was its allocation to the Active Stock Master Portfolio – which made up approximately half of the LifePath 2030 Fund’s equity exposure. At the end of December 2013, this weighting stood at 33.33% of the LifePath 2030 Fund’s total net assets which is lower than the 37.60% weighting at the beginning of the year. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the Russell 1000 Index. At the end of 2013, the Active Stock Master Portfolio invested in 334 stocks of which 91% were from its benchmark Russell 1000 Index. The number of holdings decreased from 688 at the start of the year (which in turn increased the average individual security weightings). For the year, the Active Stock Master Portfolio outperformed its benchmark by 0.91% (34.02% vs. 33.11%, respectively). Overall, the Active Stock Master Portfolio generally maintained sector weights and a risk profile that was similar to its benchmark during the year.

The LifePath 2030 Fund’s exposure to foreign equity securities was 19.28% of total net assets as of December 31, 2013, comprised of the ACWI ex-U.S. Index Master Portfolio, International Tilts Master Portfolio, BlackRock Emerging Markets Fund, Inc., and four underlying iShares exchange-traded funds (ETF): iShares MSCI EAFE Index Fund, iShares MSCI Emerging Markets Index Fund, iShares MSCI Canada Index Fund, and the iShares MSCI EAFE Small Cap Index Fund. International equity markets underperformed large-cap U.S. equity markets during the reporting period.

The LifePath 2030 Fund also included an allocation to the BlackRock Commodity Strategies Fund. Commodity prices generally declined during the period, with the Dow Jones-UBS Commodity Index falling –9.52% for the year ended December 31, 2013. This allocation increased from 3.62% of the LifePath 2030 Fund’s total net assets at the beginning of the year to 3.85% of total net assets by December 31, 2013.

The LifePath 2030 Fund’s exposure to small-cap U.S. equity securities via investment in the Master Small Cap Index Series at the end of December 2013 was 3.30% of total net assets. Small-cap stocks outperformed relative to large- and mid-cap stocks (as represented by the S&P 500 Index and Russell MidCap Index) for the reporting period.

From a fixed-income perspective, the LifePath 2030 Fund held 29.31% of its total net assets in the CoreAlpha Bond Master Portfolio which is up from 26.51% at the beginning of the year. As highlighted earlier, the CoreAlpha Bond Master Portfolio underperformed the return for its respective benchmark, the Barclays U.S. Aggregate Bond Index during 2013 by 0.37% (–2.39% vs. –2.02% respectively). As of December 31, 2013, there were 317 issuers and 1,151 securities comprising the CoreAlpha Bond Master Portfolio.

During 2013, lower credit quality bonds in the Barclays U.S. Aggregate Bond Index generally outperformed relative to higher credit quality bonds in the Index during the year. In addition, high-yield bonds outperformed investment grade bonds as represented by the 7.44% return for the Barclays High-Yield Bond Index versus the –2.02% return of the Barclays U.S. Aggregate Bond Index for the year ended December 31, 2013.

Over the course of the year, the asset allocation adjustments within the LifePath 2030 Fund resulted in an approximate 2.0% and 0.3% decrease to domestic equity and international equity securities, respectively. The real estate allocation was reduced by an approximate 0.4% and the fixed income allocation was increased by an approximate 2.5%. The cash allocation was increased by an approximate 0.4%.

Financial highlights for this Fund can be found on pages 220-221.

State Farm LifePath 2040 Fund

Provide an illustration of the Fund’s investments.

LifePath 2040 Master Portfolio Composition*

*	Illustrated by Security Type and based on the Master Portfolio’s investments in Affiliated Investment Companies of the Master Portfolio as of December 31, 2013. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Master Portfolio holdings and the Master Portfolio Information, both found later in this report.

How did the State Farm LifePath 2040 Fund perform during the reporting period?

For the 1-year period ended December 31, 2013, Legacy Class A shares of the State Farm LifePath 2040 Fund had a total return without sales charges of 16.56%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 32.39% and the Barclays U.S. Aggregate Bond Index –2.02%.

Because of the multi-asset structure of the LifePath 2040 Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2040 Fund’s investments during the upcoming quarter. As of December 31, 2013, the total return of the LifePath 2040 Fund’s blended benchmark was 17.62% for the 1-year period and had the following composition:

Index	LifePath 2040 Fund’s Blended Benchmark Weighting
Russell 1000 Index	42.76%
MSCI ACWI ex-U.S. IMI Index	23.04%
Barclays U.S. Aggregate Bond Index	18.05%
FTSE EPRA/NAREIT Developed Real Estate Index	8.10%
Dow Jones-UBS Commodity Index	3.87%
Russell 2000 Index	2.35%
Barclays U.S. TIPS Index	1.83%

The line graphs and tables below provide additional perspective for the State Farm LifePath 2040 Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2013
	1 YEAR	5 YEAR	Life of Class*	Ending Value of a $10,000 Investment**
Class A	10.82%	11.98%	2.92%	$12,472
Class B	10.75%	12.11%	2.92%	$12,470

*	From 05/01/2006.

**	For a Life of Class period.

The performance data quoted represents past performance and does not guarantee future results. Class A shares value and performance on the line graph reflects a maximum sales charge of 5% at initial investment. Performance for Class B shares, and for the Fund’s other classes shown on the next page, may be greater than or less than the line shown above for Class A shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	See footnotes for LifePath 2050 Fund on page 74 for a description of the Indices.

2	On December 31, 2013, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 18.05% Barclays U.S. Aggregate Bond Index, 42.76% Russell 1000 Index, 2.35% Russell 2000 Index, 23.04% MSCI ACWI ex-U.S. IMI Index, 3.87% Dow Jones-UBS Commodity Index, 8.10% FTSE EPRA/NAREIT Developed Real Estate Index, and 1.83% Barclays U.S. TIPS Index. Unlike an investment in the LifePath 2040 Fund, a theoretical investmentin any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2013
	1 YEAR	5 YEAR	10 YEAR or Life of Class (if shorter)*		Ending Value of a $10,000 Investment**
Legacy Class A	13.05%	12.45%	5.04%		$16,348
Legacy Class B	13.09%	12.44%	4.96%		$16,226
Institutional	16.90%	13.43%	5.65%		$17,326
Class R-1	16.27%	12.76%	5.28	%*	$16,130
Class R-2	16.48%	13.02%	5.50	%*	$16,453
Class R-3	16.71%	13.58%	5.92	%*	$17,076

*	Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

**	For a 10 YEAR or Life of Class (if shorter) period.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares value and performance on the line graph reflects a maximum sales charge of 3% at initial investment. Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the line shown for Legacy Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares value and performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

1	See footnotes for LifePath 2050 Fund on page 74 for a description of the Indices.

2	On December 31, 2013, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 18.05% Barclays U.S. Aggregate Bond Index, 42.76% Russell 1000 Index, 2.35% Russell 2000 Index, 23.04% MSCI ACWI ex-U.S. IMI Index, 3.87% Dow Jones-UBS Commodity Index, 8.10% FTSE EPRA/NAREIT Developed Real Estate Index, and 1.83% Barclays U.S. TIPS Index. Unlike an investment in the LifePath 2040 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2040 Fund during the reporting period?

The main driver to performance for the LifePath 2040 Fund was its allocation to the Active Stock Master Portfolio – which made up approximately half of the LifePath 2040 Fund’s equity exposure. At the end of December 2013 this weighting stood at 38.70% of the LifePath 2040 Fund’s total net assets which is lower than the 44.71% weighting at the beginning of the year. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the Russell 1000 Index. At the end of 2013, the Active Stock Master Portfolio invested in 334 stocks of which 91% were from its benchmark Russell 1000 Index. The number of holdings decreased from 688 at the start of the year (which in turn increased the average individual security weightings). For the year, the Active Stock Master Portfolio outperformed its benchmark by 0.91% (34.02% vs. 33.11%, respectively). Overall, the Active Stock Master Portfolio generally maintained sector weights and a risk profile that was similar to its benchmark during the year.

The LifePath 2040 Fund’s exposure to foreign equity securities was 23.11% of total net assets as of December 31, 2013, comprised of the ACWI ex-U.S. Index Master Portfolio, International Tilts Master Portfolio, BlackRock Emerging Markets Fund, Inc., and four underlying iShares exchange-traded funds (ETF): iShares MSCI EAFE Index Fund, iShares MSCI Emerging Markets Index Fund, iShares MSCI Canada Index Fund, and the iShares MSCI EAFE Small Cap Index Fund. International equity markets underperformed large-cap U.S. equity markets during the reporting period.

The LifePath 2040 Fund also included an allocation to the BlackRock Commodity Strategies Fund. Commodity prices generally declined during the period, with the Dow Jones-UBS Commodity Index falling –9.52% for the year ended December 31, 2013. This allocation increased from 3.62% of the LifePath 2040 Fund’s total net assets at the beginning of the year to 3.96% of total net assets by December 31, 2013.

The LifePath 2040 Fund’s exposure to small-cap U.S. equity securities via investment in the Master Small Cap Index Series at the end of December 2013 was 2.66% of total net assets. Small-cap stocks outperformed relative to large- and mid-cap stocks (as represented by the S&P 500 Index and Russell MidCap Index) for the reporting period.

From a fixed-income perspective, the LifePath 2040 Fund held 19.46% of its total net assets in the CoreAlpha Bond Master Portfolio which is up from 16.01% at the beginning of the year. As highlighted earlier, the CoreAlpha Bond Master Portfolio underperformed the return for its respective benchmark, the Barclays U.S. Aggregate Bond Index during 2013 by 0.37% (–2.39% vs. –2.02% respectively). As of December 31, 2013, there were 317 issuers and 1,151 securities comprising the CoreAlpha Bond Master Portfolio.

During 2013, lower credit quality bonds in the Barclays U.S. Aggregate Bond Index generally outperformed relative to higher credit quality bonds in the Index during the year. In addition, high-yield bonds outperformed investment grade bonds as represented by the 7.44% return for the Barclays High-Yield Bond Index versus the –2.02% return of the Barclays U.S. Aggregate Bond Index for the year ended December 31, 2013.

Over the course of the year, the asset allocation adjustments within the LifePath 2040 Fund resulted in an approximate 2.5% and 0.2% decrease to domestic equity and international equity securities, respectively. The real estate allocation was reduced by an approximate 0.3% and the fixed income allocation was increased by an approximate 2.6%. The cash allocation was decreased by an approximate 0.1%.

Financial highlights for this Fund can be found on pages 222-223.

State Farm LifePath 2050 Fund

Provide an illustration of the Fund’s investments.

LifePath 2050 Master Portfolio Composition*

*	Illustrated by Security Type and based on the Master Portfolio’s investments in Affiliated Investment Companies of the Master Portfolio as of December 31, 2013. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Master Portfolio holdings and the Master Portfolio Information, both found later in this report.

How did the State Farm LifePath 2050 Fund perform during the reporting period?

For the 1-year period ended December 31, 2013, Class A shares of the State Farm LifePath 2050 Fund had a total return without sales charges of 19.34%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 32.39% and the Barclays U.S. Aggregate Bond Index –2.02%.

Because of the multi- asset structure of the LifePath 2050 Fund, a blended benchmark is also used for comparison purposes in the line graph below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2050 Fund’s investments during the upcoming quarter. As of December 31, 2013, the total return of the LifePath 2050 Fund’s blended benchmark was 20.49% for the 1-year period and had the following composition:

Index	LifePath 2050 Fund’s Blended Benchmark Weighting
Russell 1000 Index	48.61%
MSCI ACWI ex-U.S. IMI Index	26.37%
FTSE EPRA/NAREIT Developed Real Estate Index	10.23%
Barclays U.S. Aggregate Bond Index	9.10%
Dow Jones-UBS Commodity Index	3.90%
Russell 2000 Index	1.79%

The line graph and table below provide additional perspective for the State Farm LifePath 2050 Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2013
	1 YEAR	5 YEAR	Life of Class*	Ending Value of a $10,000 Investment**
Class A	13.34%	13.05%	5.00%	$13,056
Class R-1	19.02%	13.87%	5.70%	$13,539
Class R-2	19.21%	14.08%	5.90%	$13,676

*	From 07/14/2008.

**	For a Life of Class period.

The performance data quoted represents past performance and does not guarantee future results. Class A shares value and performance on the line graph reflect a maximum sales charge of 5% at initial investment. Class R-1 and Class R-2 shares performance may be greater than or less than the line shown for Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect a maximum sales charge of 5% for all Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The Barclays U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year.

2	The S&P 500 Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation and financial industries. In total, the S&P 500 is comprised of 500 common stocks. The Indices represent unmanaged groups of securities that differ from the composition of the LifePath Funds. Unlike an investment in the LifePath Funds, a theoretical investment in any of the Indices does not reflect any expenses. It is not possible to invest directly in an index.

3	On December 31, 2013, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 9.10% Barclays U.S. Aggregate Bond Index, 48.61% Russell 1000 Index, 1.79% Russell 2000 Index, 26.37% MSCI ACWI ex-U.S. IMI Index, 3.90% Dow Jones-UBS Commodity Index, and 10.23% FTSE EPRA/NAREIT Developed Real Estate Index. Unlike an investment in the LifePath 2050 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2050 Fund during the reporting period?

The main driver to performance for the LifePath 2050 Fund was its allocation to the Active Stock Master Portfolio – which made up approximately half of the LifePath 2050 Fund’s equity exposure. At the end of December 2013 this weighting stood at 42.57% of the LifePath 2050 Fund’s total net assets which is down from the 50.98% weighting at the beginning of the year. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the Russell 1000 Index. At the end of 2013, the Active Stock Master Portfolio invested in 334 stocks of which 91% were from its benchmark Russell 1000 Index. The number of holdings decreased from 688 at the start of the year (which in turn increased the average individual security weightings). For the year, the Active Stock Master Portfolio outperformed its benchmark by 0.91% (34.02% vs. 33.11%, respectively). Overall, the Active Stock Master Portfolio generally maintained sector weights and a risk profile that was similar to its benchmark during the year.

The LifePath 2050 Fund’s exposure to foreign equity securities was 26.50% of total net assets as of December 31, 2013, comprised of the ACWI ex-U.S. Index Master Portfolio, International Tilts Master Portfolio, BlackRock Emerging Markets Fund, Inc., and four underlying iShares exchange-traded funds (ETF): iShares MSCI EAFE Index Fund, iShares MSCI Emerging Markets Index Fund, iShares MSCI Canada Index Fund, and the iShares MSCI EAFE Small Cap Index Fund. International equity markets underperformed large-cap U.S. equity markets during the reporting period.

The LifePath 2050 Fund also included an allocation to the BlackRock Commodity Strategies Fund. Commodity prices generally declined during the period, with the Dow Jones-UBS Commodity Index falling –9.52% for the year ended December 31, 2013. This allocation increased from 3.68% of the LifePath 2050 Fund’s total net assets at the beginning of the year to 3.87% of total net assets by December 31, 2013.

The LifePath 2050 Fund’s exposure to small-cap U.S. equity securities via investment in the Master Small Cap Index Series at the end of December 2013 was 2.06% of total net assets. Small-cap stocks outperformed relative to large- and mid-cap stocks (as represented by the S&P 500 Index and Russell MidCap Index) for the reporting period.

From a fixed-income perspective, the LifePath 2050 Fund held 9.69% of its total net assets in the CoreAlpha Bond Master Portfolio which is up from the 7.04% weighting at the beginning of the year. There was no investment allocation to the iShares Barclays TIPS Bond Fund within the LifePath 2050 Fund in 2013.

Over the course of the year, the asset allocation adjustments within the LifePath 2050 Fund resulted in an approximate 3.0% decrease to domestic equity and an approximate 0.4% increase in international equity securities. The commodities allocation was increased by an approximate 0.2% and the fixed income allocation was increased by an approximate 2.6%.

Financial highlights for this Fund can be found on pages 224-225.

Expense Example (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and certain redemptions; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; shareholder servicing fees; and other Fund expenses. The Example in the following table for each Fund below is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table for each Fund.

Actual Expenses

The Actual information in the table under each Fund name below provides information about actual account values and actual expenses for each Class of shares. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund Class by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual information line under the heading entitled “Expenses Paid During Period” for the applicable Fund Class to estimate the expenses you paid on your account for that Fund Class during the period. If your account has multiple Fund positions, add up the results calculated for each Fund position by Class within your account to estimate the expenses you paid on your total account value. A potential account fee of $10 per calendar quarter is not included in the expenses shown in the table. This fee will be charged to an account holding Class A, Class B, Legacy Class A, Legacy Class B or Institutional shares (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance in the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. You should consider any account fee you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The Hypothetical information in the table under each Fund name below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio by Class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Class indicated. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A potential account fee of $10 per calendar quarter is not included in the expenses shown in the table. This fee will be charged to an account holding Class A, Class B, Legacy Class A, Legacy Class B or Institutional shares (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance in the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. You should consider any account fee that you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of increasing the costs of investing.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) applicable to Class A, Class B, Legacy Class A, and Legacy Class B shares. Therefore, the Hypothetical information in the table under each Fund name is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

State Farm Equity Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio Based on the Period July 1, 2013 to December 31, 2013	Expenses Paid During Period July 1, 2013 to December 31, 2013[1]
Actual
Class A Shares	$1,000.00	$1,159.40	1.16%	$6.31
Class B Shares	$1,000.00	$1,156.12	1.86%	$10.11
Legacy Class A Shares	$1,000.00	$1,159.37	1.16%	$6.31
Legacy Class B Shares	$1,000.00	$1,156.74	1.56%	$8.48
Institutional Shares	$1,000.00	$1,161.07	0.91%	$4.96
Class R-1 Shares	$1,000.00	$1,158.39	1.48%	$8.05
Class R-2 Shares	$1,000.00	$1,158.28	1.28%	$6.96
Class R-3 Shares	$1,000.00	$1,159.34	0.98%	$5.33

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.36	1.16%	$5.90
Class B Shares	$1,000.00	$1,015.83	1.86%	$9.45
Legacy Class A Shares	$1,000.00	$1,019.36	1.16%	$5.90
Legacy Class B Shares	$1,000.00	$1,017.34	1.56%	$7.93
Institutional Shares	$1,000.00	$1,020.62	0.91%	$4.63
Class R-1 Shares	$1,000.00	$1,017.74	1.48%	$7.53
Class R-2 Shares	$1,000.00	$1,018.75	1.28%	$6.51
Class R-3 Shares	$1,000.00	$1,020.27	0.98%	$4.99

State Farm Small/Mid Cap Equity Fund2

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio Based on the Period July 1, 2013 to December 31, 2013	Expenses Paid During Period July 1, 2013 to December 31, 2013[1]
Actual
Class A Shares	$1,000.00	$1,169.77	1.40%	$7.66
Class B Shares	$1,000.00	$1,167.81	1.72%	$9.40
Legacy Class A Shares	$1,000.00	$1,169.14	1.40%	$7.65
Legacy Class B Shares	$1,000.00	$1,166.71	1.80%	$9.83
Institutional Shares	$1,000.00	$1,170.41	1.15%	$6.29
Class R-1 Shares	$1,000.00	$1,167.80	1.72%	$9.40
Class R-2 Shares	$1,000.00	$1,168.56	1.52%	$8.31
Class R-3 Shares	$1,000.00	$1,169.61	1.22%	$6.67

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,018.15	1.40%	$7.12
Class B Shares	$1,000.00	$1,016.53	1.72%	$8.74
Legacy Class A Shares	$1,000.00	$1,018.15	1.40%	$7.12
Legacy Class B Shares	$1,000.00	$1,016.13	1.80%	$9.15
Institutional Shares	$1,000.00	$1,019.41	1.15%	$5.85
Class R-1 Shares	$1,000.00	$1,016.53	1.72%	$8.74
Class R-2 Shares	$1,000.00	$1,017.54	1.52%	$7.73
Class R-3 Shares	$1,000.00	$1,019.06	1.22%	$6.21

State Farm International Equity Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio Based on the Period July 1, 2013 to December 31, 2013	Expenses Paid During Period July 1, 2013 to December 31, 2013[1]
Actual
Class A Shares	$1,000.00	$1,155.30	1.51%	$8.20
Class B Shares	$1,000.00	$1,153.77	1.86%	$10.10
Legacy Class A Shares	$1,000.00	$1,155.51	1.51%	$8.20
Legacy Class B Shares	$1,000.00	$1,153.43	1.91%	$10.37
Institutional Shares	$1,000.00	$1,157.09	1.26%	$6.85
Class R-1 Shares	$1,000.00	$1,153.72	1.83%	$9.93
Class R-2 Shares	$1,000.00	$1,155.11	1.64%	$8.91
Class R-3 Shares	$1,000.00	$1,157.55	1.33%	$7.23

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,017.59	1.51%	$7.68
Class B Shares	$1,000.00	$1,015.83	1.86%	$9.45
Legacy Class A Shares	$1,000.00	$1,017.59	1.51%	$7.68
Legacy Class B Shares	$1,000.00	$1,015.58	1.91%	$9.70
Institutional Shares	$1,000.00	$1,018.85	1.26%	$6.41
Class R-1 Shares	$1,000.00	$1,015.98	1.83%	$9.30
Class R-2 Shares	$1,000.00	$1,016.94	1.64%	$8.34
Class R-3 Shares	$1,000.00	$1,018.50	1.33%	$6.77

State Farm S&P 500 Index Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio Based on the Period July 1, 2013 to December 31, 2013	Expenses Paid During Period July 1, 2013 to December 31, 2013[1]
Actual
Class A Shares	$1,000.00	$1,158.83	0.75%	$4.08
Class B Shares	$1,000.00	$1,154.89	1.45%	$7.88
Legacy Class A Shares	$1,000.00	$1,158.12	0.75%	$4.08
Legacy Class B Shares	$1,000.00	$1,156.78	1.15%	$6.25
Institutional Shares	$1,000.00	$1,160.34	0.50%	$2.72
Class R-1 Shares	$1,000.00	$1,157.26	1.07%	$5.82
Class R-2 Shares	$1,000.00	$1,157.50	0.87%	$4.73
Class R-3 Shares	$1,000.00	$1,160.11	0.57%	$3.10

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.42	0.75%	$3.82
Class B Shares	$1,000.00	$1,017.90	1.45%	$7.37
Legacy Class A Shares	$1,000.00	$1,021.42	0.75%	$3.82
Legacy Class B Shares	$1,000.00	$1,019.41	1.15%	$5.85
Institutional Shares	$1,000.00	$1,022.68	0.50%	$2.55
Class R-1 Shares	$1,000.00	$1,019.81	1.07%	$5.45
Class R-2 Shares	$1,000.00	$1,020.82	0.87%	$4.43
Class R-3 Shares	$1,000.00	$1,022.33	0.57%	$2.91

State Farm Small Cap Index Fund3

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio Based on the Period July 1, 2013 to December 31, 2013	Expenses Paid During Period July 1, 2013 to December 31, 2013[1]
Actual
Class A Shares	$1,000.00	$1,192.80	0.94%	$5.20
Class B Shares	$1,000.00	$1,189.87	1.36%	$7.51
Legacy Class A Shares	$1,000.00	$1,192.65	0.94%	$5.20
Legacy Class B Shares	$1,000.00	$1,190.51	1.34%	$7.40
Institutional Shares	$1,000.00	$1,194.45	0.69%	$3.82
Class R-1 Shares	$1,000.00	$1,191.25	1.26%	$6.96
Class R-2 Shares	$1,000.00	$1,192.34	1.06%	$5.86
Class R-3 Shares	$1,000.00	$1,193.64	0.76%	$4.20

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,020.47	0.94%	$4.79
Class B Shares	$1,000.00	$1,018.35	1.36%	$6.92
Legacy Class A Shares	$1,000.00	$1,020.47	0.94%	$4.79
Legacy Class B Shares	$1,000.00	$1,018.45	1.34%	$6.82
Institutional Shares	$1,000.00	$1,021.73	0.69%	$3.52
Class R-1 Shares	$1,000.00	$1,018.85	1.26%	$6.41
Class R-2 Shares	$1,000.00	$1,019.86	1.06%	$5.40
Class R-3 Shares	$1,000.00	$1,021.37	0.76%	$3.87

State Farm International Index Fund4

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio Based on the Period July 1, 2013 to December 31, 2013	Expenses Paid During Period July 1, 2013 to December 31, 2013[1]
Actual
Class A Shares	$1,000.00	$1,169.99	1.19%	$6.51
Class B Shares	$1,000.00	$1,168.32	1.53%	$8.36
Legacy Class A Shares	$1,000.00	$1,170.92	1.19%	$6.51
Legacy Class B Shares	$1,000.00	$1,168.27	1.59%	$8.69
Institutional Shares	$1,000.00	$1,171.95	0.94%	$5.15
Class R-1 Shares	$1,000.00	$1,168.76	1.51%	$8.25
Class R-2 Shares	$1,000.00	$1,168.98	1.31%	$7.16
Class R-3 Shares	$1,000.00	$1,171.00	1.01%	$5.53

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.21	1.19%	$6.06
Class B Shares	$1,000.00	$1,017.49	1.53%	$7.78
Legacy Class A Shares	$1,000.00	$1,019.21	1.19%	$6.06
Legacy Class B Shares	$1,000.00	$1,017.19	1.59%	$8.08
Institutional Shares	$1,000.00	$1,020.47	0.94%	$4.79
Class R-1 Shares	$1,000.00	$1,017.59	1.51%	$7.68
Class R-2 Shares	$1,000.00	$1,018.60	1.31%	$6.67
Class R-3 Shares	$1,000.00	$1,020.11	1.01%	$5.14

State Farm Equity and Bond Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio Based on the Period July 1, 2013 to December 31, 2013[5]	Expenses Paid During Period July 1, 2013 to December 31, 2013[1]
Actual
Class A Shares	$1,000.00	$1,097.70	0.97%	$5.13
Class B Shares	$1,000.00	$1,095.25	1.37%	$7.24
Legacy Class A Shares	$1,000.00	$1,097.79	0.97%	$5.13
Legacy Class B Shares	$1,000.00	$1,096.36	1.37%	$7.24
Institutional Shares	$1,000.00	$1,100.05	0.72%	$3.81
Class R-1 Shares	$1,000.00	$1,096.94	1.29%	$6.82
Class R-2 Shares	$1,000.00	$1,096.91	1.09%	$5.76
Class R-3 Shares	$1,000.00	$1,099.55	0.79%	$4.18

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,020.32	0.97%	$4.94
Class B Shares	$1,000.00	$1,018.30	1.37%	$6.97
Legacy Class A Shares	$1,000.00	$1,020.32	0.97%	$4.94
Legacy Class B Shares	$1,000.00	$1,018.30	1.37%	$6.97
Institutional Shares	$1,000.00	$1,021.58	0.72%	$3.67
Class R-1 Shares	$1,000.00	$1,018.70	1.29%	$6.56
Class R-2 Shares	$1,000.00	$1,019.71	1.09%	$5.55
Class R-3 Shares	$1,000.00	$1,021.22	0.79%	$4.02

State Farm Bond Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio Based on the Period July 1, 2013 to December 31, 2013	Expenses Paid During Period July 1, 2013 to December 31, 2013[1]
Actual
Class A Shares	$1,000.00	$1,000.75	0.67%	$3.38
Class B Shares	$1,000.00	$998.71	1.07%	$5.39
Legacy Class A Shares	$1,000.00	$1,000.77	0.67%	$3.38
Legacy Class B Shares	$1,000.00	$997.86	1.07%	$5.39
Institutional Shares	$1,000.00	$1,002.00	0.42%	$2.12
Class R-1 Shares	$1,000.00	$999.13	0.99%	$4.99
Class R-2 Shares	$1,000.00	$1,000.13	0.79%	$3.98
Class R-3 Shares	$1,000.00	$1,001.68	0.49%	$2.47

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.83	0.67%	$3.41
Class B Shares	$1,000.00	$1,019.81	1.07%	$5.45
Legacy Class A Shares	$1,000.00	$1,021.83	0.67%	$3.41
Legacy Class B Shares	$1,000.00	$1,019.81	1.07%	$5.45
Institutional Shares	$1,000.00	$1,023.09	0.42%	$2.14
Class R-1 Shares	$1,000.00	$1,020.21	0.99%	$5.04
Class R-2 Shares	$1,000.00	$1,021.22	0.79%	$4.02
Class R-3 Shares	$1,000.00	$1,022.74	0.49%	$2.50

State Farm Tax Advantaged Bond Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio Based on the Period July 1, 2013 to December 31, 2013	Expenses Paid During Period July 1, 2013 to December 31, 2013[1]
Actual
Class A Shares	$1,000.00	$1,021.00	0.68%	$3.46
Class B Shares	$1,000.00	$1,016.93	1.08%	$5.49
Legacy Class A Shares	$1,000.00	$1,021.01	0.68%	$3.46
Legacy Class B Shares	$1,000.00	$1,016.91	1.08%	$5.49

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.78	0.68%	$3.47
Class B Shares	$1,000.00	$1,019.76	1.08%	$5.50
Legacy Class A Shares	$1,000.00	$1,021.78	0.68%	$3.47
Legacy Class B Shares	$1,000.00	$1,019.76	1.08%	$5.50

State Farm Money Market Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio Based on the Period July 1, 2013 to December 31, 2013	Expenses Paid During Period July 1, 2013 to December 31, 2013[1]
Actual
Class A Shares	$1,000.00	$1,000.00	0.07%	$0.35
Class B Shares	$1,000.00	$1,000.00	0.07%	$0.35
Legacy Class A Shares	$1,000.00	$1,000.00	0.07%	$0.35
Legacy Class B Shares	$1,000.00	$1,000.00	0.07%	$0.35
Institutional Shares	$1,000.00	$1,000.02	0.07%	$0.35
Class R-1 Shares	$1,000.00	$1,000.00	0.07%	$0.35
Class R-2 Shares	$1,000.00	$1,000.00	0.07%	$0.35
Class R-3 Shares	$1,000.00	$1,000.03	0.07%	$0.35

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,024.85	0.07%	$0.36
Class B Shares	$1,000.00	$1,024.85	0.07%	$0.36
Legacy Class A Shares	$1,000.00	$1,024.85	0.07%	$0.36
Legacy Class B Shares	$1,000.00	$1,024.85	0.07%	$0.36
Institutional Shares	$1,000.00	$1,024.85	0.07%	$0.36
Class R-1 Shares	$1,000.00	$1,024.85	0.07%	$0.36
Class R-2 Shares	$1,000.00	$1,024.85	0.07%	$0.36
Class R-3 Shares	$1,000.00	$1,024.85	0.07%	$0.36

State Farm LifePath Retirement Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio Based on the Period July 1, 2013 to December 31, 2013[6]	Expenses Paid During Period July 1, 2013 to December 31, 2013[1]
Actual
Class A Shares	$1,000.00	$1,058.82	1.09%	$5.66
Class B Shares	$1,000.00	$1,057.60	1.38%	$7.16
Legacy Class A Shares	$1,000.00	$1,059.11	1.08%	$5.61
Legacy Class B Shares	$1,000.00	$1,056.45	1.49%	$7.72
Institutional Shares	$1,000.00	$1,060.32	0.83%	$4.31
Class R-1 Shares	$1,000.00	$1,057.59	1.39%	$7.21
Class R-2 Shares	$1,000.00	$1,058.26	1.20%	$6.23
Class R-3 Shares	$1,000.00	$1,060.84	0.90%	$4.68

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.71	1.09%	$5.55
Class B Shares	$1,000.00	$1,018.25	1.38%	$7.02
Legacy Class A Shares	$1,000.00	$1,019.76	1.08%	$5.50
Legacy Class B Shares	$1,000.00	$1,017.69	1.49%	$7.58
Institutional Shares	$1,000.00	$1,021.02	0.83%	$4.23
Class R-1 Shares	$1,000.00	$1,018.20	1.39%	$7.07
Class R-2 Shares	$1,000.00	$1,019.16	1.20%	$6.11
Class R-3 Shares	$1,000.00	$1,020.67	0.90%	$4.58

State Farm LifePath 2020 Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio Based on the Period July 1, 2013 to December 31, 2013[6]	Expenses Paid During Period July 1, 2013 to December 31, 2013[1]
Actual
Class A Shares	$1,000.00	$1,080.16	1.05%	$5.51
Class B Shares	$1,000.00	$1,076.43	1.75%	$9.16
Legacy Class A Shares	$1,000.00	$1,079.97	1.05%	$5.50
Legacy Class B Shares	$1,000.00	$1,077.34	1.46%	$7.64
Institutional Shares	$1,000.00	$1,081.33	0.80%	$4.20
Class R-1 Shares	$1,000.00	$1,078.27	1.37%	$7.18
Class R-2 Shares	$1,000.00	$1,078.85	1.17%	$6.13
Class R-3 Shares	$1,000.00	$1,081.00	0.88%	$4.62

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.91	1.05%	$5.35
Class B Shares	$1,000.00	$1,016.38	1.75%	$8.89
Legacy Class A Shares	$1,000.00	$1,019.91	1.05%	$5.35
Legacy Class B Shares	$1,000.00	$1,017.85	1.46%	$7.43
Institutional Shares	$1,000.00	$1,021.17	0.80%	$4.08
Class R-1 Shares	$1,000.00	$1,018.30	1.37%	$6.97
Class R-2 Shares	$1,000.00	$1,019.31	1.17%	$5.96
Class R-3 Shares	$1,000.00	$1,020.77	0.88%	$4.48

State Farm LifePath 2030 Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio Based on the Period July 1, 2013 to December 31, 2013[6]	Expenses Paid During Period July 1, 2013 to December 31, 2013[1]
Actual
Class A Shares	$1,000.00	$1,103.73	1.03%	$5.46
Class B Shares	$1,000.00	$1,100.12	1.74%	$9.21
Legacy Class A Shares	$1,000.00	$1,103.20	1.04%	$5.51
Legacy Class B Shares	$1,000.00	$1,101.23	1.45%	$7.68
Institutional Shares	$1,000.00	$1,104.58	0.79%	$4.19
Class R-1 Shares	$1,000.00	$1,101.85	1.35%	$7.15
Class R-2 Shares	$1,000.00	$1,103.53	1.16%	$6.15
Class R-3 Shares	$1,000.00	$1,104.64	0.87%	$4.62

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,020.01	1.03%	$5.24
Class B Shares	$1,000.00	$1,016.43	1.74%	$8.84
Legacy Class A Shares	$1,000.00	$1,019.96	1.04%	$5.30
Legacy Class B Shares	$1,000.00	$1,017.90	1.45%	$7.38
Institutional Shares	$1,000.00	$1,021.22	0.79%	$4.02
Class R-1 Shares	$1,000.00	$1,018.40	1.35%	$6.87
Class R-2 Shares	$1,000.00	$1,019.36	1.16%	$5.90
Class R-3 Shares	$1,000.00	$1,020.82	0.87%	$4.43

State Farm LifePath 2040 Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio Based on the Period July 1, 2013 to December 31, 2013[6]	Expenses Paid During Period July 1, 2013 to December 31, 2013[1]
Actual
Class A Shares	$1,000.00	$1,022.99	1.03%	$5.51
Class B Shares	$1,000.00	$1,118.66	1.73%	$9.24
Legacy Class A Shares	$1,000.00	$1,122.22	1.03%	$5.51
Legacy Class B Shares	$1,000.00	$1,119.95	1.44%	$7.69
Institutional Shares	$1,000.00	$1,124.20	0.78%	$4.18
Class R-1 Shares	$1,000.00	$1,121.42	1.35%	$7.22
Class R-2 Shares	$1,000.00	$1,122.08	1.15%	$6.15
Class R-3 Shares	$1,000.00	$1,123.54	0.85%	$4.55

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,020.01	1.03%	$5.24
Class B Shares	$1,000.00	$1,016.48	1.73%	$8.79
Legacy Class A Shares	$1,000.00	$1,020.01	1.03%	$5.24
Legacy Class B Shares	$1,000.00	$1,017.95	1.44%	$7.32
Institutional Shares	$1,000.00	$1,021.27	0.78%	$3.97
Class R-1 Shares	$1,000.00	$1,018.40	1.35%	$6.87
Class R-2 Shares	$1,000.00	$1,019.41	1.15%	$5.85
Class R-3 Shares	$1,000.00	$1,020.92	0.85%	$4.33

State Farm LifePath 2050 Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio Based on the Period July 1, 2013 to December 31, 2013[6]	Expenses Paid During Period July 1, 2013 to December 31, 2013[1]
Actual
Class A Shares	$1,000.00	$1,137.86	1.08%	$5.82
Class R-1 Shares	$1,000.00	$1,137.24	1.41%	$7.60
Class R-2 Shares	$1,000.00	$1,137.94	1.22%	$6.57

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.76	1.08%	$5.50
Class R-1 Shares	$1,000.00	$1,018.10	1.41%	$7.17
Class R-2 Shares	$1,000.00	$1,019.06	1.22%	$6.21

1	Expenses are equal to the applicable Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2	Restated Expense Example Table for the State Farm Small/Mid Cap Equity Fund: Effective November 11, 2013, the 12b-1 fee for the State Farm Small/Mid Cap Equity Fund, Class B Shares was reduced from 0.60% to 0.50%. The restated example reflects expenses as if the 12b-1 fee reduction had been in place during the entire period from July 1, 2013 to December 31, 2013 as follows:

State Farm Small/Mid Cap Equity Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio Based on the Period July 1, 2013 to December 31, 2013	Expenses Paid During Period July 1, 2013 to December 31, 2013*
Actual
Class B Shares	$1,000.00	$1,168.23	1.65%	$9.02

Hypothetical (5% return before expenses)
Class B Shares	$1,000.00	$1,016.89	1.65%	$8.39

*	Expenses are equal to the Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

3	Restated Expense Example Table for the State Farm Small Cap Index Fund: Effective October 1, 2013, the investment advisory and management services feefor the State Farm Small Cap Index Fund was reduced from 0.35% to 0.33% for all share classes and the 12b-1 fee for Class B shares was also reduced from 0.95% to 0.65%. Effective November 11, 2013, the 12b-1 fee for Class B Shares was reduced from 0.65% to 0.45%. Effective December 9, 2013, the 12b-1 fee for Class B Shares was further reduced from 0.45% to 0.00%. Effective January 1, 2014, the 12b-1 fee for Class B Shares will increase from 0.00% to 0.45%. The restated example reflects expenses as if the reduction in the investment advisory and management services fee for all share classes and the 12b-1 fee increase effective January 1, 2014 for Class B Shares had been in place during the entire period from July 1, 2013 to December 31, 2013 as follows:

State Farm Small Cap Index Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio Based on the Period July 1, 2013 to December 31, 2013	Expenses Paid During Period July 1, 2013 to December 31, 2013*
Actual
Class A Shares	$1,000.00	$1,192.86	0.93%	$5.14
Class B Shares	$1,000.00	$1,191.25	1.13%	$6.24
Legacy Class A Shares	$1,000.00	$1,192.71	0.93%	$5.14
Legacy Class B Shares	$1,000.00	$1,190.57	1.33%	$7.34
Institutional Shares	$1,000.00	$1,194.51	0.68%	$3.76
Class R-1 Shares	$1,000.00	$1,191.31	1.25%	$6.90
Class R-2 Shares	$1,000.00	$1,192.40	1.05%	$5.80
Class R-3 Shares	$1,000.00	$1,197.81	0.75%	$4.15

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,020.52	0.93%	$4.74
Class B Shares	$1,000.00	$1,019.51	1.13%	$5.75
Legacy Class A Shares	$1,000.00	$1,020.52	0.93%	$4.74
Legacy Class B Shares	$1,000.00	$1,018.50	1.33%	$6.77
Institutional Shares	$1,000.00	$1,021.78	0.68%	$3.47
Class R-1 Shares	$1,000.00	$1,018.90	1.25%	$6.36
Class R-2 Shares	$1,000.00	$1,019.91	1.05%	$5.35
Class R-3 Shares	$1,000.00	$1,021.42	0.75%	$3.82

*	Expenses are equal to the Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multipliedby184/365 (to reflect the one-half year period).

4	Restated Expense Example Table for the State Farm International Index Fund: Effective October 1, 2013, the investment advisory and management services fee for the State Farm International Index Fund was reduced from 0.50% to 0.48% for all share classes. Effective November 11, 2013, the 12b-1 fee for Class B Shares was reduced from 0.65% to 0.45%. The restated example reflects expenses as if the investment advisory and management services fee reduction forall share classes and the 12b-1 fee reduction for Class B Shares had been in place during the entire period from July 1, 2013 to December 31, 2013 as follows:

State Farm International Index Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period July 1, 2013 to December 31, 2013	Expenses Paid During Period July 1, 2013 to December 31, 2013*
Actual
Class A Shares	$1,000.00	$1,170.05	1.18%	$6.45
Class B Shares	$1,000.00	$1,169.32	1.36%	$7.44
Legacy Class A Shares	$1,000.00	$1,170.98	1.18%	$6.46
Legacy Class B Shares	$1,000.00	$1,168.33	1.58%	$8.64
Institutional Shares	$1,000.00	$1,172.01	0.93%	$5.09
Class R-1 Shares	$1,000.00	$1,168.82	1.50%	$8.20
Class R-2 Shares	$1,000.00	$1,169.03	1.30%	$7.11
Class R-3 Shares	$1,000.00	$1,171.06	1.00%	$5.47

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.26	1.18%	$6.01
Class B Shares	$1,000.00	$1,018.35	1.36%	$6.92
Legacy Class A Shares	$1,000.00	$1,019.26	1.18%	$6.01
Legacy Class B Shares	$1,000.00	$1,017.24	1.58%	$8.03
Institutional Shares	$1,000.00	$1,020.52	0.93%	$4.74
Class R-1 Shares	$1,000.00	$1,017.64	1.50%	$7.63
Class R-2 Shares	$1,000.00	$1,018.65	1.30%	$6.61
Class R-3 Shares	$1,000.00	$1,020.16	1.00%	$5.09

*	Expenses are equal to the Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5	Ratio also reflects 60% of the State Farm Equity Fund Institutional Shares expenses plus 40% of the State Farm Bond Fund Institutional Shares expenses. The State Farm Equity and Bond Fund targets a 60%/40% investment ratio between the State Farm Equity Fund and the State Farm Bond Fund. The ratio may vary slightly from 60%/40% throughout the year.

6	Ratio reflects the expenses of both the Fund and its corresponding Master Portfolio.

STATE FARM MUTUAL FUND TRUST EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2013

	Shares	Value
Common Stocks (98.73%)
Consumer Discretionary (17.02%)
Advance Auto Parts Inc.	35,875	$3,970,645
Amazon.com Inc. (a)	6,100	2,432,619
Best Buy Co. Inc.	68,500	2,731,780
Chipotle Mexican Grill Inc. (a)	4,100	2,184,398
Comcast Corp. Class A	131,100	6,812,612
Delphi Automotive PLC	50,200	3,018,526
Ford Motor Co.	129,200	1,993,556
Fossil Group Inc. (a)	16,600	1,991,004
GAP Inc., The	43,700	1,707,796
Garmin Ltd.	45,900	2,121,498
Goodyear Tire & Rubber Co., The	187,700	4,476,645
H&R Block Inc.	49,200	1,428,768
Hanesbrands Inc.	33,900	2,382,153
Home Depot Inc., The	31,400	2,585,476
Lear Corp.	27,400	2,218,578
PetSmart Inc.	11,200	814,800
Polaris Industries Inc.	32,600	4,747,864
Priceline.com Inc. (a)	1,900	2,208,560
Starbucks Corp.	26,400	2,069,496
Target Corp.	92,100	5,827,167
Time Warner Inc.	59,700	4,162,284
TJX Companies Inc.	43,000	2,740,390
Twenty-First Century Fox Inc. Class A	71,700	2,522,406
Viacom Inc. Class B	47,500	4,148,650

		71,297,671

Consumer Staples (8.81%)
Colgate-Palmolive Co.	87,200	5,686,312
Costco Wholesale Corp.	18,000	2,142,180
Estee Lauder Companies Inc. Class A, The	32,200	2,425,304
General Mills Inc.	93,800	4,681,558
Herbalife Ltd.	30,900	2,431,830
Hershey Co., The	21,300	2,070,999
Kroger Co., The	53,300	2,106,949
McCormick & Company Inc.	56,500	3,893,980
Monster Beverage Corp. (a)	35,900	2,432,943
Nu Skin Enterprises Inc. Class A	17,800	2,460,316
PepsiCo Inc.	44,700	3,707,418
Safeway Inc.	88,700	2,888,959

		36,928,748

Energy (6.37%)
Chevron Corp.	31,800	3,972,138
ConocoPhillips	20,400	1,441,260
EOG Resources Inc.	10,400	1,745,536
EQT Corp.	22,600	2,029,028
Exxon Mobil Corp.	38,900	3,936,680
Marathon Petroleum Corp.	32,100	2,944,533
Noble Energy Inc.	31,700	2,159,087
Occidental Petroleum Corp.	42,300	4,022,730
Pioneer Natural Resources Co.	12,600	2,319,282
Schlumberger Ltd.	23,300	2,099,563

		26,669,837

	Shares	Value
Common Stocks (Cont.)
Financials (14.77%)
ACE Ltd.	40,900	$4,234,377
Aflac Inc.	32,600	2,177,680
American International Group Inc.	80,700	4,119,735
American Tower Corp.	21,100	1,684,202
Arch Capital Group Ltd. (a)	37,000	2,208,530
Bank of America Corp.	326,900	5,089,833
Capital One Financial Corp.	88,400	6,772,324
CIT Group Inc.	74,300	3,873,259
Discover Financial Services	50,700	2,836,665
Hartford Financial Services Group Inc., The	117,300	4,249,779
IntercontinentalExchange Group Inc.	9,900	2,226,708
JPMorgan Chase & Co.	135,500	7,924,040
MetLife Inc.	39,200	2,113,664
Prudential Financial Inc.	25,200	2,323,944
U.S. Bancorp	49,200	1,987,680
Ventas Inc.	33,900	1,941,792
Wells Fargo & Co.	135,100	6,133,540

		61,897,752

Health Care (11.27%)
Abbott Laboratories	103,400	3,963,322
Becton, Dickinson and Co.	36,200	3,999,738
Cigna Corp.	25,800	2,256,984
Cooper Companies Inc., The	17,000	2,105,280
Covidien PLC	56,500	3,847,650
Eli Lilly and Co.	42,700	2,177,700
Express Scripts Holding Co. (a)	57,200	4,017,728
GlaxoSmithKline PLC Sponsored ADR	76,400	4,078,996
HCA Holdings Inc. (a)	58,600	2,795,806
Illumina Inc. (a)	21,900	2,422,578
Johnson & Johnson	84,500	7,739,355
Novartis AG ADR	24,500	1,969,310
Regeneron Pharmaceuticals Inc. (a)	14,100	3,880,884
Waters Corp. (a)	19,600	1,960,000

		47,215,331

Industrials (13.43%)
Boeing Co., The	19,000	2,593,310
Cintas Corp.	37,900	2,258,461
Danaher Corp.	29,400	2,269,680
Delta Air Lines Inc.	112,900	3,101,363
Equifax Inc.	56,300	3,889,767
FedEx Corp.	21,500	3,091,055
General Dynamics Corp.	32,800	3,134,040
General Electric Co.	144,800	4,058,744
Honeywell International Inc.	46,000	4,203,020
MSC Industrial Direct Co. Inc. Class A	24,600	1,989,402
Northrop Grumman Corp.	19,700	2,257,817
Snap-on Inc.	20,400	2,234,208
Southwest Airlines Co.	124,400	2,343,696
Union Pacific Corp.	37,700	6,333,600
United Rentals Inc. (a)	28,000	2,182,600
United Technologies Corp.	38,300	4,358,540

See accompanying notes to financial statements.	87

STATE FARM MUTUAL FUND TRUST EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
W.W. Grainger Inc.	7,500	$1,915,650
WESCO International Inc. (a)	44,600	4,061,722

		56,276,675

Information Technology (19.00%)
Accenture PLC Class A	50,800	4,176,776
Alliance Data Systems Corp. (a)	16,900	4,443,517
Amdocs Ltd.	100,500	4,144,620
Amphenol Corp. Class A	25,200	2,247,336
Apple Inc.	13,800	7,743,318
Automatic Data Processing Inc.	28,800	2,327,328
Cisco Systems Inc.	133,900	3,006,055
Cognizant Technology Solutions Corp. Class A (a)	23,900	2,413,422
Electronic Arts Inc. (a)	82,800	1,899,432
Fiserv Inc. (a)	44,800	2,645,440
Gartner Inc. (a)	36,000	2,557,800
Google Inc. Class A (a)	2,200	2,465,562
IAC/InterActiveCorp	36,100	2,479,709
International Business Machines Corp.	13,400	2,513,438
Intuit Inc.	34,100	2,602,512
LinkedIn Corp. Class A (a)	12,600	2,732,058
MasterCard Inc. Class A	3,300	2,757,018
Microsoft Corp.	73,000	2,732,390
NetSuite Inc. (a)	24,400	2,513,688
Oracle Corp.	55,800	2,134,908
Paychex Inc.	52,100	2,372,113
QUALCOMM Inc.	56,300	4,180,275
Rackspace Hosting Inc. (a)	33,800	1,322,594
Seagate Technology PLC	58,600	3,290,976
Visa Inc. Class A	10,900	2,427,212
Western Digital Corp.	29,900	2,508,610
Western Union Co.	108,900	1,878,525
Xilinx Inc.	23,300	1,069,936

		79,586,568

Materials (4.65%)
CF Industries Holdings Inc.	6,800	1,584,672
LyondellBasell Industries NV Class A	28,400	2,279,952
Praxair Inc.	19,000	2,470,570
Rock Tenn Co. Class A	26,600	2,793,266
Sealed Air Corp.	65,600	2,233,680
Sherwin-Williams Co., The	22,200	4,073,700
Sigma-Aldrich Corp.	43,000	4,042,430

		19,478,270

Telecommunication Services (2.00%)
AT&T Inc.	106,900	3,758,604
Level 3 Communications Inc. (a)	70,900	2,351,753
Verizon Communications Inc.	46,300	2,275,182

		8,385,539

Utilities (1.41%)
Exelon Corp.	77,900	2,133,681

	Shares	Value
Common Stocks (Cont.)
Utilities (Cont.)
NextEra Energy Inc.	44,200	$3,784,404

		5,918,085

Total Common Stocks
(cost $309,586,893)		413,654,476

Short-term Investments (0.88%)
JPMorgan U.S. Government Money Market Fund	3,667,660	3,667,660

Total Short-term Investments
(cost $3,667,660)		3,667,660

TOTAL INVESTMENTS (99.61%)
(cost $313,254,553)		417,322,136
OTHER ASSETS, NET OF LIABILITIES (0.39%)		1,644,886

NET ASSETS (100.00%)		$418,967,022

(a)	Non-income producing security.

ADR - American Depositary Receipt

88	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2013

	Shares	Value
Common Stocks (97.92%)
Consumer Discretionary (14.55%)
AMC Networks Inc. Class A (a)	17,160	$1,168,769
BorgWarner Inc.	37,770	2,111,721
Brown Shoe Company Inc.	62,300	1,753,122
Brunswick Corp.	34,750	1,600,585
Cumulus Media Inc. Class A (a)	241,200	1,864,476
Dillard’s Inc. Class A	13,830	1,344,414
Discovery Communications Inc. Class A (a)	16,270	1,471,133
Dunkin’ Brands Group Inc.	22,030	1,061,846
Five Below Inc. (a)	12,830	554,256
GNC Holdings Inc. Class A	12,040	703,738
Harman International Industries Inc.	23,040	1,885,824
hhgregg Inc. (a)	76,400	1,067,308
HomeAway Inc. (a)	23,920	977,850
Johnson Controls Inc.	25,070	1,286,091
La-Z-Boy Inc.	48,100	1,491,100
Lennar Corp. Class A	25,880	1,023,813
Lions Gate Entertainment Corp.	32,050	1,014,703
Live Nation Entertainment Inc. (a)	32,170	635,679
Men’s Wearhouse Inc., The	37,900	1,935,932
Meritage Homes Corp. (a)	25,200	1,209,348
Mohawk Industries Inc. (a)	17,740	2,641,486
Norwegian Cruise Line Holdings Ltd. (a)	20,320	720,750
PVH Corp.	6,640	903,173
Ralph Lauren Corp.	6,800	1,200,676
Red Robin Gourmet Burgers Inc. (a)	18,100	1,331,074
Ryland Group Inc., The	34,700	1,506,327
Stein Mart Inc.	72,100	969,745
Tractor Supply Co.	15,790	1,224,988
Ulta Salon, Cosmetics & Fragrance Inc. (a)	4,830	466,192
Under Armour Inc. Class A (a)	7,150	624,195
Urban Outfitters Inc. (a)	16,940	628,474
Wynn Resorts Ltd.	3,370	654,488

		39,033,276

Consumer Staples (5.85%)
Andersons Inc., The	20,900	1,863,653
Chiquita Brands International Inc. (a)	108,100	1,264,770
Church & Dwight Co. Inc.	23,140	1,533,719
Fresh Del Monte Produce Inc.	43,400	1,228,220
Green Mountain Coffee Roasters Inc. (a)	11,600	876,728
Hain Celestial Group Inc., The (a)	13,430	1,219,175
Harbinger Group Inc. (a)	128,300	1,520,355
Monster Beverage Corp. (a)	19,680	1,333,714
Pantry Inc., The (a)	83,600	1,402,808
Spartan Stores Inc.	61,200	1,485,936
Tyson Foods Inc. Class A	26,330	881,002
Weis Markets Inc.	20,600	1,082,736

		15,692,816

Energy (8.03%)
Bristow Group Inc.	18,900	1,418,634
Cloud Peak Energy Inc. (a)	51,300	923,400

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Energy XXI (Bermuda) Ltd.	55,800	$1,509,948
Exterran Holdings Inc. (a)	45,700	1,562,940
FMC Technologies Inc. (a)	19,120	998,255
Green Plains Renewable Energy Inc.	86,700	1,681,113
Marathon Petroleum Corp.	8,530	782,457
Oasis Petroleum Inc. (a)	58,790	2,761,366
Oceaneering International Inc.	14,520	1,145,338
Pioneer Energy Services Corp. (a)	162,500	1,301,625
Renewable Energy Group Inc. (a)	138,100	1,582,626
SM Energy Co.	31,980	2,657,858
Stone Energy Corp. (a)	55,400	1,916,286
W&T Offshore Inc.	80,400	1,286,400

		21,528,246

Financials (26.64%)
Affiliated Managers Group Inc. (a)	8,860	1,921,557
BankUnited Inc.	19,110	629,101
Berkshire Hills Bancorp Inc.	51,200	1,396,224
Brown & Brown Inc.	32,020	1,005,108
Capitol Federal Financial Inc.	103,600	1,254,596
Cash America International Inc.	34,800	1,332,840
Cathay General Bancorp	57,800	1,544,994
CNO Financial Group Inc.	93,000	1,645,170
Community Bank System Inc.	40,800	1,618,944
DCT Industrial Trust Inc.	152,800	1,089,464
Dime Community Bancshares	62,600	1,059,192
Discover Financial Services	35,110	1,964,404
East West Bancorp Inc.	14,010	489,930
Education Realty Trust Inc.	80,300	708,246
EverBank Financial Corp.	94,300	1,729,462
FBL Financial Group Inc. Class A	21,100	945,069
First American Financial Corp.	49,100	1,384,620
First Interstate BancSystem Inc.	54,800	1,554,676
First Republic Bank	9,970	521,930
Flagstar Bancorp Inc. (a)	83,500	1,638,270
Hartford Financial Services Group Inc., The	16,560	599,969
HCI Group Inc.	28,000	1,498,000
Horace Mann Educators Corp.	48,100	1,517,074
IntercontinentalExchange Group Inc.	7,500	1,686,900
International Bancshares Corp.	53,400	1,409,226
Invesco Ltd.	32,700	1,190,280
iStar Financial Inc. (a)	104,300	1,488,361
Jones Lang LaSalle Inc.	19,100	1,955,649
LaSalle Hotel Properties	40,070	1,236,560
Lazard Ltd. Class A	30,660	1,389,511
Mid-America Apartment Communities Inc.	20,770	1,261,570
Nelnet Inc. Class A	33,300	1,403,262
Northwest Bancshares Inc.	101,200	1,495,736
Ocwen Financial Corp. (a)	32,020	1,775,509
OFG Bancorp	68,300	1,184,322
One Liberty Properties Inc.	49,249	991,382
OneBeacon Insurance Group Ltd. Class A	92,200	1,458,604
PHH Corp. (a)	58,900	1,434,215

See accompanying notes to financial statements.	89

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Platinum Underwriters Holdings Ltd.	23,900	$1,464,592
Raymond James Financial Inc.	35,320	1,843,351
RLI Corp.	12,600	1,226,988
Rockville Financial Inc.	38,800	551,348
Selective Insurance Group Inc.	52,900	1,431,474
Signature Bank (a)	17,200	1,847,624
Stewart Information Services Corp.	22,400	722,848
Susquehanna Bancshares Inc.	94,300	1,210,812
Symetra Financial Corp.	78,600	1,490,256
Trustmark Corp.	46,400	1,245,376
UMB Financial Corp.	22,500	1,446,300
United Bankshares Inc.	46,300	1,456,135
Webster Financial Corp.	49,400	1,540,292
Westamerica Bancorporation	25,900	1,462,314
Whitestone REIT	40,600	542,822
Wintrust Financial Corp.	33,500	1,545,020

		71,437,479

Health Care (8.36%)
Actavis PLC (a)	9,720	1,632,961
Addus HomeCare Corp. (a)	57,400	1,288,630
Albany Molecular Research Inc. (a)	118,000	1,189,440
Alliance HealthCare Services Inc. (a)	31,400	776,836
AMN Healthcare Services Inc. (a)	90,800	1,334,760
BioMarin Pharmaceutical Inc. (a)	9,460	664,754
Catamaran Corp. (a)	22,190	1,053,581
Cooper Companies Inc., The	12,270	1,519,517
Illumina Inc. (a)	7,310	808,632
Incyte Corp. (a)	10,210	516,932
Kindred Healthcare Inc.	108,500	2,141,790
Medivation Inc. (a)	7,870	502,263
PDL BioPharma Inc.	131,300	1,108,172
Perrigo Co. PLC	15,380	2,360,215
ResMed Inc.	16,270	765,992
Salix Pharmaceuticals Ltd. (a)	8,860	796,868
Select Medical Holdings Corp.	156,900	1,821,609
Shire PLC ADR	6,280	887,301
Triple-S Management Corp. Class B (a)	22,600	439,344
Zoetis Inc.	25,190	823,461

		22,433,058

Industrials (16.07%)
A.O. Smith Corp.	23,910	1,289,705
AAR Corp.	55,400	1,551,754
Aceto Corp.	8,053	201,406
Air Lease Corp.	31,800	988,344
AMERCO (a)	9,800	2,330,832
ARC Document Solutions Inc. (a)	58,700	482,514
B/E Aerospace Inc. (a)	28,790	2,505,594
CIRCOR International Inc.	21,100	1,704,458
Consolidated Graphics Inc. (a)	30,300	2,043,432
Fortune Brands Home & Security Inc.	60,130	2,747,941
Genesee & Wyoming Inc. Class A (a)	10,800	1,037,340
Hawaiian Holdings Inc. (a)	162,200	1,561,986
Heartland Express Inc.	66,100	1,296,882
Hexcel Corp. (a)	44,690	1,997,196

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Huron Consulting Group Inc. (a)	24,800	$1,555,456
Ingersoll-Rand PLC	17,390	1,071,224
Kansas City Southern	12,970	1,606,075
Kennametal Inc.	13,560	706,069
Kirby Corp. (a)	9,010	894,242
MasTec Inc. (a)	26,460	865,771
Pacer International Inc. (a)	70,400	581,504
Precision Castparts Corp.	5,175	1,393,628
Quanta Services Inc. (a)	60,350	1,904,646
Republic Airways Holdings Inc. (a)	140,200	1,498,738
Rockwell Automation Inc.	13,980	1,651,877
Saia Inc. (a)	42,300	1,355,715
Southwest Airlines Co.	60,380	1,137,559
United Rentals Inc. (a)	33,400	2,603,530
Verisk Analytics Inc. Class A (a)	10,740	705,833
WABCO Holdings Inc. (a)	7,530	703,377
Wabtec Corp.	15,260	1,133,360

		43,107,988

Information Technology (13.40%)
Alliance Data Systems Corp. (a)	3,440	904,478
Amkor Technology Inc. (a)	241,400	1,479,782
Amphenol Corp. Class A	15,540	1,385,857
Avago Technologies Ltd.	21,530	1,138,722
CACI International Inc. Class A (a)	15,000	1,098,300
Cadence Design Systems Inc. (a)	54,680	766,614
CommVault Systems Inc. (a)	10,150	760,032
Concur Technologies Inc. (a)	12,240	1,262,923
EarthLink Inc.	201,700	1,022,619
F5 Networks Inc. (a)	11,570	1,051,250
FleetCor Technologies Inc. (a)	3,320	389,004
Fortinet Inc. (a)	31,580	604,125
Gartner Inc. (a)	19,790	1,406,080
Insight Enterprises Inc. (a)	62,700	1,423,917
LinkedIn Corp. Class A (a)	7,540	1,634,898
Mentor Graphics Corp.	63,100	1,518,817
Microchip Technology Inc.	24,190	1,082,502
NCR Corp. (a)	30,280	1,031,337
NXP Semiconductors NV (a)	46,500	2,135,745
PC Connection Inc.	36,700	911,995
Plexus Corp. (a)	44,000	1,904,760
Sanmina Corp. (a)	89,400	1,492,980
ServiceNow Inc. (a)	16,630	931,446
ShoreTel Inc. (a)	175,600	1,629,568
Sykes Enterprises Inc. (a)	73,500	1,603,035
TeleCommunication Systems Inc. Class A (a)	245,900	570,488
TIBCO Software Inc. (a)	27,720	623,146
Ultimate Software Group Inc., The (a)	6,400	980,608
Unisys Corp. (a)	61,800	2,074,626
Vantiv Inc. Class A (a)	34,680	1,130,915

		35,950,569

Materials (3.29%)
Eagle Materials Inc.	17,410	1,348,056
Ecolab Inc.	6,900	719,463

90	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
Kaiser Aluminum Corp.	18,500	$1,299,440
Methanex Corp.	15,390	911,704
Packaging Corporation of America	20,610	1,304,201
Sensient Technologies Corp.	30,700	1,489,564
Sherwin-Williams Co., The	2,670	489,945
Tredegar Corp.	43,300	1,247,473

		8,809,846

Telecommunication Services (0.54%)
Cincinnati Bell Inc. (a)	407,700	1,451,412

		1,451,412

Utilities (1.19%)
ALLETE Inc.	7,500	374,100
American Water Works Company Inc.	42,310	1,788,021
Black Hills Corp.	19,500	1,023,945

		3,186,066

Total Common Stocks
(cost $212,034,557)		262,630,756

	Shares	Value
Registered Investment Companies (0.47%)
Financials (0.47%)
Fifth Street Finance Corp.	135,700	$1,255,225

		1,255,225

Total Registered Investment Companies
(cost $1,449,561)		1,255,225

Short-term Investments (1.21%)
JPMorgan U.S. Government Money Market Fund	3,256,182	3,256,182

Total Short-term Investments
(cost $3,256,182)		3,256,182

TOTAL INVESTMENTS (99.60%)
(cost $216,740,300)		267,142,163
OTHER ASSETS, NET OF LIABILITIES (0.40%)		1,079,458

NET ASSETS (100.00%)		$268,221,621

(a)	Non-income producing security.

ADR - American Depositary Receipt

See accompanying notes to financial statements.	91

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2013

	Shares	Value
Common Stocks (96.31%)
Argentina (0.47%)
MercadoLibre Inc.	6,427	$692,766

Austria (0.44%)
Erste Group Bank AG	18,461	643,301

Belgium (1.13%)
Anheuser-Busch InBev NV	15,508	1,648,292

Brazil (0.96%)
BR Malls Participacoes SA	108,800	786,284
Itau Unibanco Holding SA ADR	44,878	608,994

		1,395,278

Canada (7.88%)
Barrick Gold Corp.	16,344	288,145
Canadian Pacific Railway Ltd.	19,694	2,978,434
Catamaran Corp. (a)	33,335	1,582,746
Dollarama Inc.	9,565	794,284
Imax Corp. (a)	26,736	788,177
Lululemon Athletica Inc. (a)	39,799	2,349,335
Potash Corporation of Saskatchewan Inc.	13,463	443,740
Suncor Energy Inc.	64,299	2,254,173

		11,479,034

China (1.46%)
PetroChina Company Ltd. H	405,000	443,425
Qunar Cayman Islands Ltd. ADR (a)	28,067	744,618
Youku Tudou Inc. ADR (a)	31,091	942,057

		2,130,100

Denmark (1.01%)
Novo Nordisk A/S Class B	8,041	1,473,930

France (9.42%)
Accor SA	16,642	785,279
Air Liquide SA	3,452	488,188
AXA SA	78,693	2,187,892
Compagnie de Saint-Gobain	13,732	755,172
Criteo SA Sponsored ADR (a)	8,984	307,253
Danone	13,201	950,163
Essilor International SA	5,906	627,891
JC Decaux SA	16,908	697,112
Legrand SA	13,485	743,165
L’Oreal SA	6,635	1,165,616
LVMH Moet Hennessy Louis Vuitton SA	1,812	330,541
Pernod Ricard SA	9,821	1,118,825
Remy Cointreau SA	13,101	1,099,225
Schneider Electric SA	17,440	1,521,105
Unibail-Rodamco SE	3,697	947,260

		13,724,687

Germany (8.60%)
Adidas AG	14,440	1,840,303

	Shares	Value
Common Stocks (Cont.)
Germany (Cont.)
Allianz SE Reg.	8,256	$1,480,485
Bayerische Motoren Werke (BMW) AG	12,627	1,480,353
Daimler AG Registered Shares	14,964	1,294,857
Fresenius Medical Care AG & Co. KGaA	6,738	479,509
Fresenius SE & Co. KGaA	4,097	629,004
Linde AG	7,651	1,600,399
SAP AG	19,050	1,632,963
Wirecard AG	53,124	2,098,568

		12,536,441

Hong Kong (3.59%)
AIA Group Ltd.	435,800	2,186,222
Anton Oilfield Services Group	60,000	36,522
Cheung Kong Holdings Ltd.	59,000	932,064
Hang Lung Properties Ltd.	76,000	241,105
Sands China Ltd.	223,600	1,833,945

		5,229,858

India (0.56%)
Tata Motors Ltd. Sponsored ADR	26,688	821,990

Italy (1.27%)
Intesa Sanpaolo	557,470	1,375,839
Pirelli & C. SpA	27,220	471,077

		1,846,916

Japan (8.45%)
Dentsu Inc.	16,400	669,642
Fanuc Corp.	9,700	1,773,098
Japan Exchange Group Inc.	53,100	1,507,130
Japan Tobacco Inc.	42,136	1,368,390
JIN Co. Ltd.	19,400	819,770
Komatsu Ltd.	15,300	310,475
LIXIL Group Corp.	5,200	142,357
Mitsubishi Estate Company Ltd.	1,000	29,864
Rakuten Inc.	147,200	2,186,125
SMC Corp.	4,600	1,157,535
START TODAY Co. Ltd.	54,300	1,346,285
Toyota Motor Corp.	16,500	1,005,887

		12,316,558

Malaysia (1.09%)
Genting Berhad	253,200	793,110
Genting BHD Warrants (a)	63,116	60,312
Sime Darby Berhad	252,100	732,710

		1,586,132

Netherlands (5.91%)
ASML Holding NV	32,081	3,002,865
Heineken NV	15,659	1,057,285
Royal Dutch Shell PLC Class A	28,648	1,020,943
Sensata Technologies Holding NV (a)	38,678	1,499,546

92	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Netherlands (Cont.)
Yandex NV Class A (a)	47,227	$2,037,845

		8,618,484

Panama (0.77%)
Copa Holdings SA Class A	7,014	1,123,012

Portugal (1.27%)
Jeronimo Martins SGPS SA	95,030	1,858,365

Russia (0.52%)
Magnit OJSC Sponsored GDR (b) (c)	11,358	751,900

Singapore (0.84%)
DBS Group Holdings Ltd.	23,068	312,582
United Overseas Bank Ltd.	53,841	906,203

		1,218,785

South Africa (1.45%)
Naspers Ltd. N Shares	20,183	2,108,748

Spain (2.12%)
Banco Bilbao Vizcaya Argentaria SA	167,824	2,065,873
Banco Santander SA	113,751	1,018,106

		3,083,979

Sweden (2.31%)
Atlas Copco AB Class A	46,800	1,297,362
Investor AB B Shares	22,800	784,477
Sandvik AB	42,484	599,096
Volvo AB B Shares	51,785	679,936

		3,360,871

Switzerland (10.77%)
ABB Ltd. Reg.	37,931	998,397
Compagnie Financiere Richemont SA Reg.	14,654	1,458,747
Holcim Ltd. Reg.	11,954	894,490
Nestle SA Reg.	21,369	1,564,257
Novartis AG	16,622	1,326,704
Roche Holding AG	17,789	4,969,473
Swatch Group AG, The	3,485	2,303,018
Syngenta AG Reg.	2,733	1,088,237
UBS AG Reg.	57,884	1,097,917

		15,701,240

Taiwan (2.21%)
Taiwan Semiconductor Manufacturing Company Ltd. Sponsored ADR	184,680	3,220,819

United Kingdom (14.11%)
Anglo American PLC	23,223	507,621
ARM Holdings PLC	46,486	845,994
BG Group PLC	57,759	1,241,007
British American Tobacco PLC	19,795	1,061,401
CRH PLC	27,803	701,195
Diageo PLC	46,420	1,537,384

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Domino’s Pizza Group PLC	179,513	$1,524,967
Glencore Xstrata PLC	159,374	825,263
Hargreaves Lansdown PLC	54,089	1,212,760
Lloyds Banking Group PLC (a)	1,296,484	1,693,485
Pearson PLC	40,721	904,262
Reckitt Benckiser Group PLC	7,880	625,433
Rightmove PLC	18,548	841,579
Rolls-Royce Holdings PLC	200,089	4,224,551
Rolls-Royce Holdings PLC C Shares - Entitlement Shares (a) (c)	6,773,704	11,217
Telecity Group PLC	233,708	2,807,748

		20,565,867

United States (7.70%)
Freeport-McMoRan Copper & Gold Inc.	38,316	1,446,046
Gilead Sciences Inc. (a)	19,406	1,458,361
Liberty Global PLC Series C (a)	36,432	3,071,946
MasterCard Inc. Class A	2,648	2,212,298
Schlumberger Ltd.	33,753	3,041,483

		11,230,134

Total Common Stocks
(cost $106,097,303)		140,367,487

Preferred Stocks (0.51%)
Brazil (0.51%)
Banco Bradesco SA Pfd.	60,189	742,142

Total Preferred Stocks
(cost $840,307)		742,142

Short-term Investments (2.32%)
State Street Institutional U.S. Government Money Market Fund	3,372,646	3,372,646

Total Short-term Investments
(cost $3,372,646)		3,372,646

TOTAL INVESTMENTS (99.14%)
(cost $110,310,256)		144,482,275
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.86%)		1,258,288

NET ASSETS (100.00%)		$145,740,563

(a)	Non-income producing security.
(b)	These shares may only be resold to qualified institutional buyers in transactions exempt from registration.
(c)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

See accompanying notes to financial statements.	93

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

FOREIGN CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$40,115,821	27.76
United States Dollar	32,805,723	22.71
British Pound	20,565,867	14.23
Swiss Franc	15,701,240	10.87
Japanese Yen	12,316,558	8.52
Canadian Dollar	6,026,891	4.17
Hong Kong Dollar	5,673,283	3.93
Swedish Krona	3,360,871	2.33
South African Rand	2,108,748	1.46
Malaysian Ringgit	1,586,132	1.10
Brazilian Real	1,528,426	1.06
Danish Krone	1,473,930	1.02
Singapore Dollar	1,218,785	0.84

Total Investments	$144,482,275	100.00%

SECTOR CLASSIFICATIONS

Sector	Value	%
Consumer Discretionary	$33,326,269	22.87
Financials	22,759,985	15.62
Industrials	20,547,168	14.10
Information Technology	19,801,176	13.58
Consumer Staples	15,806,536	10.84
Health Care	12,547,618	8.61
Energy	8,862,816	6.08
Materials	7,458,061	5.12

Total Stocks	141,109,629	96.82
Short-term Investments	3,372,646	2.32
Cash and Other Assets, Net of Liabilities	1,258,288	0.86

Net Assets	$145,740,563	100.00%

OPEN FORWARD FOREIGN CURRENCY CONTRACTS

Currency	Counterparty	Settlement Date	Foreign amount Purchased (Sold)	U.S. Dollar amount Purchased (Sold)	Unrealized Gain	Unrealized (Loss)
Brazilian Real	State Street Bank and Trust Company	01/03/2014	134,035	$(56,889)	$—	$(76)
Hong Kong Dollar	JPMorgan Chase Bank N.A	01/03/2014	283,946	(36,620)	—	(2)
Danish Krone	State Street Bank and Trust Company	01/03/2014	(2,696,283)	497,451	234	—
Danish Krone	State Street Bank and Trust Company	01/02/2014	(1,422,552)	261,282	—	(1,048)

Total					$234	$(1,126)

94	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2013

	Shares	Value
Common Stocks (96.53%)
Consumer Discretionary (12.10%)
Amazon.com Inc. (a) (b)	19,039	$7,592,563
AutoNation Inc. (b)	3,335	165,716
AutoZone Inc. (b)	1,748	835,439
Bed Bath & Beyond Inc. (b)	11,025	885,308
Best Buy Co. Inc.	14,048	560,234
BorgWarner Inc.	11,687	653,420
Cablevision Systems Corp. Class A	11,153	199,973
CarMax Inc. (b)	11,510	541,200
Carnival Corp.	22,537	905,311
CBS Corp. Class B	28,657	1,826,597
Chipotle Mexican Grill Inc. (b)	1,590	847,120
Coach Inc.	14,399	808,216
Comcast Corp. Class A	133,832	6,954,580
Darden Restaurants Inc.	6,708	364,714
Delphi Automotive PLC	14,377	864,489
DIRECTV (b)	25,092	1,733,606
Discovery Communications Inc. Class A (b)	11,587	1,047,697
Dollar General Corp. (b)	15,127	912,461
Dollar Tree Inc. (b)	10,682	602,678
DR Horton Inc.	14,626	326,452
Expedia Inc.	5,285	368,153
Family Dollar Stores Inc.	4,973	323,096
Ford Motor Co.	202,522	3,124,914
Fossil Group Inc. (b)	2,521	302,369
GameStop Corp. Class A	6,018	296,447
Gannett Co. Inc.	11,607	343,335
GAP Inc., The	13,597	531,371
Garmin Ltd.	6,335	292,804
General Motors Co. (b)	58,503	2,391,018
Genuine Parts Co.	7,909	657,950
Goodyear Tire & Rubber Co., The	12,663	302,013
Graham Holdings Co. Class B (b)	224	148,584
H&R Block Inc.	14,099	409,435
Harley-Davidson Inc.	11,351	785,943
Harman International Industries Inc.	3,443	281,810
Hasbro Inc.	5,944	326,979
Home Depot Inc., The	72,320	5,954,829
International Game Technology	12,767	231,849
Interpublic Group of Companies Inc., The	21,360	378,072
Johnson Controls Inc.	35,222	1,806,889
Kohl’s Corp.	10,333	586,398
L Brands Inc.	12,537	775,413
Leggett & Platt Inc.	7,189	222,428
Lennar Corp. Class A	8,545	338,040
Lowe’s Companies Inc.	53,705	2,661,083
Macy’s Inc.	18,919	1,010,275
Marriott International Inc. Class A	11,532	569,220
Mattel Inc.	17,375	826,702
McDonald’s Corp.	51,099	4,958,136
Michael Kors Holdings Ltd. (b)	9,199	746,867
Mohawk Industries Inc. (b)	3,136	466,950
Netflix Inc. (b)	3,047	1,121,814
Newell Rubbermaid Inc.	14,666	475,325
News Corp. Class A (b)	25,636	461,961
NIKE Inc. Class B	38,372	3,017,574

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Nordstrom Inc.	7,340	$453,612
Omnicom Group Inc.	13,241	984,733
O’Reilly Automotive Inc. (b)	5,510	709,192
PetSmart Inc.	5,349	389,140
Priceline.com Inc. (b)	2,641	3,069,898
PulteGroup Inc.	17,690	360,345
PVH Corp.	4,199	571,148
Ralph Lauren Corp.	3,061	540,481
Ross Stores Inc.	11,155	835,844
Scripps Networks Interactive Class A	5,632	486,661
Staples Inc.	34,003	540,308
Starbucks Corp.	38,684	3,032,439
Starwood Hotels & Resorts Worldwide Inc.	9,832	781,152
Target Corp.	32,492	2,055,769
Tiffany & Co.	5,665	525,599
Time Warner Cable Inc.	14,475	1,961,362
Time Warner Inc.	46,460	3,239,191
TJX Companies Inc.	36,521	2,327,483
TripAdvisor Inc. (b)	5,680	470,474
Twenty-First Century Fox Inc. Class A	100,773	3,545,194
Urban Outfitters Inc. (b)	5,654	209,763
VF Corp.	18,108	1,128,853
Viacom Inc. Class B	20,836	1,819,816
Walt Disney Co., The	83,928	6,412,099
Whirlpool Corp.	4,029	631,989
Wyndham Worldwide Corp.	6,688	492,839
Wynn Resorts Ltd.	4,136	803,253
Yum! Brands Inc.	22,867	1,728,974

		106,231,431

Consumer Staples (9.42%)
Altria Group Inc.	102,709	3,942,999
Archer-Daniels-Midland Co.	33,785	1,466,269
Avon Products Inc.	22,325	384,436
Beam Inc.	8,412	572,521
Brown-Forman Corp. Class B	8,296	626,929
Campbell Soup Co.	9,189	397,700
Clorox Co., The	6,624	614,442
Coca-Cola Co., The	195,034	8,056,855
Coca-Cola Enterprises Inc.	12,395	546,991
Colgate-Palmolive Co.	45,136	2,943,319
ConAgra Foods Inc.	21,729	732,267
Constellation Brands Inc. (b)	8,538	600,904
Costco Wholesale Corp.	22,437	2,670,227
CVS Caremark Corp.	61,125	4,374,716
Dr. Pepper Snapple Group Inc.	10,299	501,767
Estee Lauder Companies Inc. Class A, The	13,163	991,437
General Mills Inc.	32,569	1,625,519
Hershey Co., The	7,698	748,477
Hormel Foods Corp.	6,930	313,028
J.M. Smucker Co., The	5,412	560,791
Kellogg Co.	13,165	803,987
Kimberly-Clark Corp.	19,597	2,047,103
Kraft Foods Group Inc.	30,565	1,648,065

See accompanying notes to financial statements.	95

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
Kroger Co., The	26,680	$1,054,660
Lorillard Inc.	18,913	958,511
McCormick & Company Inc.	6,795	468,311
Mead Johnson Nutrition Co. Class A	10,358	867,586
Molson Coors Brewing Co. Class B	8,122	456,050
Mondelez International Inc. Class A	90,062	3,179,189
Monster Beverage Corp. (b)	6,981	473,102
PepsiCo Inc.	78,759	6,532,271
Philip Morris International Inc.	82,280	7,169,056
Procter & Gamble Co., The	139,599	11,364,755
Reynolds American Inc.	16,093	804,489
Safeway Inc.	12,687	413,216
Sysco Corp.	29,861	1,077,982
Tyson Foods Inc. Class A	13,941	466,466
Walgreen Co.	44,759	2,570,957
Wal-Mart Stores Inc.	83,087	6,538,116
Whole Foods Market Inc.	19,090	1,103,975

		82,669,441

Energy (9.92%)
Anadarko Petroleum Corp.	25,816	2,047,725
Apache Corp.	20,501	1,761,856
Baker Hughes Inc.	22,714	1,255,176
Cabot Oil & Gas Corp.	21,659	839,503
Cameron International Corp. (b)	12,212	726,980
Chesapeake Energy Corp.	25,893	702,736
Chevron Corp.	98,767	12,336,986
ConocoPhillips	62,890	4,443,178
CONSOL Energy Inc.	11,781	448,149
Denbury Resources Inc. (b)	18,815	309,130
Devon Energy Corp.	19,564	1,210,425
Diamond Offshore Drilling Inc.	3,579	203,717
Ensco PLC Class A	12,025	687,590
EOG Resources Inc.	14,025	2,353,956
EQT Corp.	7,753	696,064
Exxon Mobil Corp.	224,354	22,704,625
FMC Technologies Inc. (b)	12,101	631,793
Halliburton Co.	43,532	2,209,249
Helmerich & Payne Inc.	5,482	460,927
Hess Corp.	14,605	1,212,215
Kinder Morgan Inc.	34,513	1,242,468
Marathon Oil Corp.	35,770	1,262,681
Marathon Petroleum Corp.	15,457	1,417,871
Murphy Oil Corp.	9,045	586,840
Nabors Industries Ltd.	13,367	227,105
National-Oilwell Varco Inc.	22,009	1,750,376
Newfield Exploration Co. (b)	6,985	172,041
Noble Corp. PLC	13,044	488,759
Noble Energy Inc.	18,416	1,254,314
Occidental Petroleum Corp.	41,394	3,936,569
Peabody Energy Corp.	13,920	271,858
Phillips 66	30,787	2,374,601
Pioneer Natural Resources Co.	7,327	1,348,681
QEP Resources Inc.	9,230	282,900
Range Resources Corp.	8,412	709,216
Rowan Companies PLC Class A (b)	6,395	226,127
Schlumberger Ltd.	67,632	6,094,320

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Southwestern Energy Co. (b)	17,967	$706,642
Spectra Energy Corp.	34,459	1,227,430
Tesoro Corp.	6,817	398,794
Transocean Ltd.	17,441	861,934
Valero Energy Corp.	27,705	1,396,332
Williams Companies Inc., The	35,036	1,351,339
WPX Energy Inc. (b)	10,326	210,442

		87,041,620

Financials (15.62%)
ACE Ltd.	17,459	1,807,530
Aflac Inc.	23,944	1,599,459
Allstate Corp., The	23,355	1,273,782
American Express Co.	47,312	4,292,618
American International Group Inc.	75,611	3,859,942
American Tower Corp.	20,264	1,617,472
Ameriprise Financial Inc.	9,989	1,149,234
Aon PLC	15,458	1,296,772
Apartment Investment and Management Co.	7,523	194,921
Assurant Inc.	3,730	247,560
AvalonBay Communities Inc.	6,262	740,356
Bank of America Corp.	547,769	8,528,763
Bank of New York Mellon Corp.	58,977	2,060,656
BB&T Corp.	36,236	1,352,328
Berkshire Hathaway Inc. Class B (b)	92,443	10,960,042
BlackRock Inc.	6,525	2,064,967
Boston Properties Inc.	7,845	787,403
Capital One Financial Corp.	29,607	2,268,192
CBRE Group Inc. (b)	14,274	375,406
Charles Schwab Corp., The	59,535	1,547,910
Chubb Corp., The	12,837	1,240,439
Cincinnati Financial Corp.	7,583	397,122
Citigroup Inc.	155,762	8,116,758
CME Group Inc.	16,178	1,269,326
Comerica Inc.	9,388	446,306
Discover Financial Services	24,595	1,376,090
E*TRADE Financial Corp. (b)	14,778	290,240
Equity Residential	17,252	894,861
Fifth Third Bancorp	45,327	953,227
Franklin Resources Inc.	20,730	1,196,743
General Growth Properites Inc.	27,596	553,852
Genworth Financial Inc. Class A (b)	25,418	394,742
Goldman Sachs Group Inc., The	21,650	3,837,679
Hartford Financial Services Group Inc., The	22,953	831,587
HCP Inc.	23,429	850,941
Healthcare Realty Trust Inc.	14,855	795,782
Host Hotels & Resorts Inc.	38,885	755,924
Hudson City Bancorp Inc.	24,476	230,809
Huntington Bancshares Inc.	42,713	412,180
IntercontinentalExchange Group Inc.	5,910	1,329,277
Invesco Ltd.	22,797	829,811
JPMorgan Chase & Co.	193,058	11,290,032
KeyCorp	46,030	617,723
Kimco Realty Corp.	21,089	416,508
Legg Mason Inc.	5,445	236,749

96	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Leucadia National Corp.	16,135	$457,266
Lincoln National Corp.	13,468	695,218
Loews Corp.	15,752	759,876
M&T Bank Corp.	6,695	779,432
Macerich Co., The	7,235	426,069
Marsh & McLennan Companies Inc.	28,178	1,362,688
McGraw Hill Financial Inc.	13,904	1,087,293
MetLife Inc.	57,552	3,103,204
Moody’s Corp.	9,718	762,571
Morgan Stanley	71,144	2,231,076
NASDAQ OMX Group Inc., The	5,944	236,571
Northern Trust Corp.	11,532	713,715
People’s United Financial Inc.	16,189	244,778
Plum Creek Timber Co. Inc.	9,125	424,404
PNC Financial Services Group Inc.	27,296	2,117,624
Principal Financial Group Inc.	14,093	694,926
Progressive Corp., The	28,283	771,277
ProLogis Inc.	25,669	948,470
Prudential Financial Inc.	23,775	2,192,530
Public Storage	7,404	1,114,450
Regions Financial Corp.	70,719	699,411
Simon Property Group Inc.	15,936	2,424,822
SLM Corp.	22,456	590,144
State Street Corp.	22,542	1,654,357
SunTrust Banks Inc.	27,483	1,011,649
T. Rowe Price Group Inc.	13,392	1,121,848
Torchmark Corp.	4,640	362,616
Travelers Companies Inc., The	18,694	1,692,555
U.S. Bancorp	93,788	3,789,035
Unum Group	13,405	470,247
Ventas Inc.	15,096	864,699
Vornado Realty Trust	8,953	794,937
Wells Fargo & Co.	246,177	11,176,436
Weyerhaeuser Co.	29,899	943,911
XL Group PLC	14,515	462,158
Zions Bancorporation	9,499	284,590

		137,056,874

Health Care (12.51%)
Abbott Laboratories	79,401	3,043,440
AbbVie Inc.	81,715	4,315,369
Actavis PLC (b)	8,956	1,504,608
Aetna Inc.	18,870	1,294,293
Agilent Technologies Inc.	16,941	968,856
Alexion Pharmaceuticals Inc. (b)	10,068	1,339,648
Allergan Inc.	15,281	1,697,413
AmerisourceBergen Corp.	11,810	830,361
Amgen Inc.	38,728	4,421,188
Baxter International Inc.	27,867	1,938,150
Becton, Dickinson and Co.	9,950	1,099,376
Biogen Idec Inc. (b)	12,131	3,393,647
Boston Scientific Corp. (b)	68,550	823,971
Bristol-Myers Squibb Co.	84,557	4,494,205
Cardinal Health Inc.	17,553	1,172,716
CareFusion Corp. (b)	10,847	431,928
Celgene Corp. (b)	21,173	3,577,390
Cerner Corp. (b)	15,191	846,746

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Cigna Corp.	14,193	$1,241,604
Covidien PLC	23,605	1,607,500
CR Bard Inc.	3,998	535,492
DaVita HealthCare Partners Inc. (b)	9,084	575,653
DENTSPLY International Inc.	7,325	355,116
Edwards Lifesciences Corp. (b)	5,614	369,177
Eli Lilly and Co.	50,913	2,596,563
Express Scripts Holding Co. (b)	41,380	2,906,531
Forest Laboratories Inc. (b)	12,161	730,025
Gilead Sciences Inc. (b)	78,728	5,916,409
Hospira Inc. (b)	8,528	352,036
Humana Inc.	8,004	826,173
Intuitive Surgical Inc. (b)	1,955	750,876
Johnson & Johnson	144,899	13,271,299
Laboratory Corp. of America Holdings (b)	4,486	409,886
Life Technologies Corp. (b)	8,889	673,786
McKesson Corp.	11,802	1,904,843
Medtronic Inc.	51,263	2,941,984
Merck & Co. Inc.	150,058	7,510,403
Mylan Inc. (b)	19,656	853,070
Patterson Companies Inc.	4,287	176,624
PerkinElmer Inc.	5,767	237,773
Perrigo Co. PLC	6,847	1,050,741
Pfizer Inc.	332,843	10,194,981
Quest Diagnostics Inc.	7,464	399,623
Regeneron Pharmaceuticals Inc. (b)	4,036	1,110,869
St. Jude Medical Inc.	14,993	928,816
Stryker Corp.	15,184	1,140,926
Tenet Healthcare Corp. (b)	5,089	214,349
Thermo Fisher Scientific Inc.	18,560	2,066,656
UnitedHealth Group Inc.	51,701	3,893,085
Varian Medical Systems Inc. (b)	5,426	421,546
Vertex Pharmaceuticals Inc. (b)	11,986	890,560
Waters Corp. (b)	4,387	438,700
WellPoint Inc.	15,169	1,401,464
Zimmer Holdings Inc.	8,785	818,674
Zoetis Inc.	25,741	841,473

		109,748,591

Industrials (10.56%)
3M Co.	32,847	4,606,792
ADT Corp., The	10,296	416,679
Allegion PLC (b)	4,529	200,137
AMETEK Inc.	12,573	662,220
Boeing Co., The	35,503	4,845,804
Caterpillar Inc.	32,679	2,967,580
CH Robinson Worldwide Inc.	7,783	454,060
Cintas Corp.	5,167	307,902
CSX Corp.	52,050	1,497,478
Cummins Inc.	8,964	1,263,655
Danaher Corp.	30,796	2,377,451
Deere & Co.	19,653	1,794,908
Delta Air Lines Inc.	43,929	1,206,730
Dover Corp.	8,731	842,891
Dun & Bradstreet Corp.	1,953	239,731
Eaton Corp. PLC	24,397	1,857,100

See accompanying notes to financial statements.	97

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Emerson Electric Co.	36,150	$2,537,007
Equifax Inc.	6,244	431,398
Expeditors International of Washington Inc.	10,508	464,979
Fastenal Co.	14,061	668,038
FedEx Corp.	15,298	2,199,393
Flowserve Corp.	7,159	564,344
Fluor Corp.	8,393	673,874
General Dynamics Corp.	17,188	1,642,313
General Electric Co.	519,594	14,564,220
Honeywell International Inc.	40,296	3,681,846
Illinois Tool Works Inc.	20,967	1,762,905
Ingersoll-Rand PLC	13,755	847,308
Iron Mountain Inc.	8,756	265,745
Jacobs Engineering Group Inc. (b)	6,768	426,316
Joy Global Inc.	5,471	319,999
Kansas City Southern	5,674	702,611
L-3 Communications Holdings Inc.	4,549	486,106
Lockheed Martin Corp.	13,816	2,053,887
Masco Corp.	18,376	418,422
Nielsen Holdings N.V.	13,004	596,754
Norfolk Southern Corp.	15,862	1,472,469
Northrop Grumman Corp.	11,398	1,306,325
PACCAR Inc.	18,223	1,078,255
Pall Corp.	5,687	485,385
Parker Hannifin Corp.	7,680	987,955
Pentair Ltd. Reg.	10,253	796,351
Pitney Bowes Inc.	10,416	242,693
Precision Castparts Corp.	7,459	2,008,709
Quanta Services Inc. (b)	11,176	352,715
Raytheon Co.	16,404	1,487,843
Republic Services Inc.	13,827	459,056
Robert Half International Inc.	7,148	300,145
Rockwell Automation Inc.	7,139	843,544
Rockwell Collins Inc.	6,950	513,744
Roper Industries Inc.	5,106	708,100
Ryder System Inc.	2,694	198,763
Snap-on Inc.	2,995	328,012
Southwest Airlines Co.	35,767	673,850
Stanley Black & Decker Inc.	7,968	642,938
Stericycle Inc. (b)	4,378	508,592
Textron Inc.	14,441	530,851
Tyco International Ltd.	23,932	982,169
Union Pacific Corp.	23,652	3,973,536
United Parcel Service Inc. Class B	36,709	3,857,382
United Technologies Corp.	43,352	4,933,458
W.W. Grainger Inc.	3,164	808,149
Waste Management Inc.	22,444	1,007,062
Xylem Inc.	9,539	330,049

		92,666,683

Information Technology (17.98%)
Accenture PLC Class A	32,646	2,684,154
Adobe Systems Inc. (b)	23,871	1,429,395
Akamai Technologies Inc. (b)	9,172	432,735
Alliance Data Systems Corp. (b)	2,504	658,377
Altera Corp.	16,447	535,021

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Amphenol Corp. Class A	8,126	$724,677
Analog Devices Inc.	15,995	814,625
Apple Inc.	46,208	25,927,771
Applied Materials Inc.	61,924	1,095,436
Autodesk Inc. (b)	11,594	583,526
Automatic Data Processing Inc.	24,721	1,997,704
Broadcom Corp. Class A	27,703	821,394
CA Inc.	16,678	561,215
Cisco Systems Inc.	274,577	6,164,254
Citrix Systems Inc. (b)	9,560	604,670
Cognizant Technology Solutions Corp. Class A (b)	15,515	1,566,705
Computer Sciences Corp.	7,508	419,547
Corning Inc.	74,309	1,324,186
eBay Inc. (b)	59,834	3,284,288
Electronic Arts Inc. (b)	16,005	367,155
EMC Corp.	105,674	2,657,701
F5 Networks Inc. (b)	3,971	360,805
Facebook Inc. Class A (b)	84,477	4,617,513
Fidelity National Information Services Inc.	14,940	801,979
First Solar Inc. (b)	3,673	200,693
Fiserv Inc. (b)	13,247	782,235
FLIR Systems Inc.	7,314	220,151
Google Inc. Class A (b)	14,414	16,153,914
Harris Corp.	5,505	384,304
Hewlett-Packard Co.	98,690	2,761,346
Intel Corp.	255,288	6,627,276
International Business Machines Corp.	52,420	9,832,419
Intuit Inc.	14,626	1,116,256
Jabil Circuit Inc.	9,494	165,575
Juniper Networks Inc. (b)	25,854	583,525
KLA-Tencor Corp.	8,532	549,973
Lam Research Corp. (b)	8,303	452,098
Linear Technology Corp.	12,005	546,828
LSI Corp.	27,732	305,607
MasterCard Inc. Class A	5,317	4,442,141
Microchip Technology Inc.	10,158	454,570
Micron Technology Inc. (b)	54,037	1,175,845
Microsoft Corp.	390,111	14,601,855
Motorola Solutions Inc.	11,821	797,918
NetApp Inc.	17,509	720,320
NVIDIA Corp.	29,787	477,188
Oracle Corp.	180,218	6,895,141
Paychex Inc.	16,631	757,209
QUALCOMM Inc.	86,762	6,442,078
Red Hat Inc. (b)	9,746	546,166
Salesforce.com Inc. (b)	28,498	1,572,805
SanDisk Corp.	11,597	818,052
Seagate Technology PLC	16,781	942,421
Symantec Corp.	35,735	842,631
TE Connectivity Ltd.	21,071	1,161,223
Teradata Corp. (b)	8,397	381,980
Texas Instruments Inc.	56,208	2,468,093
Total System Services Inc.	8,581	285,576
VeriSign Inc. (b)	6,612	395,265
Visa Inc. Class A	26,153	5,823,750

98	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Western Digital Corp.	10,799	$906,036
Western Union Co.	28,414	490,142
Xerox Corp.	59,210	720,586
Xilinx Inc.	13,822	634,706
Yahoo! Inc. (b)	48,445	1,959,116

		157,829,846

Materials (3.38%)
Air Products & Chemicals Inc.	10,854	1,213,260
Airgas Inc.	3,406	380,961
Alcoa Inc.	55,062	585,309
Allegheny Technologies Inc.	5,560	198,103
Avery Dennison Corp.	4,947	248,290
Ball Corp.	7,470	385,900
Bemis Company Inc.	5,298	217,006
CF Industries Holdings Inc.	2,949	687,235
Cliffs Natural Resources Inc.	7,883	206,613
Dow Chemical Co., The	62,304	2,766,298
E.I. du Pont de Nemours & Co.	47,540	3,088,674
Eastman Chemical Co.	7,872	635,270
Ecolab Inc.	13,915	1,450,917
FMC Corp.	6,841	516,222
Freeport-McMoRan Copper & Gold Inc.	53,288	2,011,089
International Flavors & Fragrances Inc.	4,208	361,804
International Paper Co.	22,778	1,116,805
LyondellBasell Industries NV Class A	22,432	1,800,841
MeadWestvaco Corp.	9,140	337,540
Monsanto Co.	27,003	3,147,200
Mosaic Co., The	17,538	829,021
Newmont Mining Corp.	25,621	590,052
Nucor Corp.	16,381	874,418
Owens-Illinois Inc. (b)	8,461	302,735
PPG Industries Inc.	7,293	1,383,190
Praxair Inc.	15,116	1,965,533
Sealed Air Corp.	10,085	343,394
Sherwin-Williams Co., The	4,423	811,620
Sigma-Aldrich Corp.	6,134	576,657
United States Steel Corp.	7,487	220,866
Vulcan Materials Co.	6,691	397,581

		29,650,404

Telecommunication Services (2.22%)
AT&T Inc.	270,544	9,512,327
CenturyLink Inc.	30,347	966,552
Crown Castle International Corp. (b)	17,162	1,260,206
Frontier Communications Corp.	51,466	239,317
Verizon Communications Inc.	146,967	7,221,958
Windstream Holdings Inc.	30,518	243,534

		19,443,894

Utilities (2.82%)
AES Corp., The	33,750	489,712
AGL Resources Inc.	6,105	288,339
Ameren Corp.	12,491	451,675

	Shares	Value
Common Stocks (Cont.)
Utilities (Cont.)
American Electric Power Company Inc.	25,060	$1,171,304
CenterPoint Energy Inc.	22,066	511,490
CMS Energy Corp.	13,687	366,401
Consolidated Edison Inc.	15,078	833,512
Dominion Resources Inc.	29,809	1,928,344
DTE Energy Co.	9,086	603,220
Duke Energy Corp.	36,254	2,501,889
Edison International	16,773	776,590
Entergy Corp.	9,179	580,755
Exelon Corp.	43,916	1,202,859
FirstEnergy Corp.	21,530	710,059
Integrys Energy Group Inc.	4,097	222,918
NextEra Energy Inc.	22,123	1,894,171
NiSource Inc.	16,092	529,105
Northeast Utilities	16,204	686,888
NRG Energy Inc.	16,625	477,470
ONEOK Inc.	10,616	660,103
Pepco Holdings Inc.	12,824	245,323
PG&E Corp.	23,084	929,824
Pinnacle West Capital Corp.	5,663	299,686
PPL Corp.	32,350	973,412
Public Service Enterprise Group Inc.	26,042	834,386
SCANA Corp.	7,207	338,225
Sempra Energy	11,694	1,049,653
Southern Co.	45,293	1,861,995
TECO Energy Inc.	10,333	178,141
Wisconsin Energy Corp.	11,598	479,461
Xcel Energy Inc.	25,616	715,711

		24,792,621

Total Common Stocks
(cost $482,739,629)		847,131,405

See accompanying notes to financial statements.	99

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Short-term Investments (3.36%)
State Street Institutional U.S. Government Money Market Fund	29,503,657	$29,503,657

Total Short-term Investments
(cost $ 29,503,657)		29,503,657

TOTAL INVESTMENTS (99.89%)
(cost $ 512,243,286)		876,635,062
OTHER ASSETS, NET OF LIABILITIES (0.11%)		1,002,885

NET ASSETS (100.00%)		$877,637,947

(a)	At December 31, 2013, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.
(b)	Non-income producing security.

OPEN FUTURES CONTRACTS

Description	Contracts Purchased	Expiration	Notional Value	Market Value	Unrealized Gain (Loss)
S&P 500 Mini Index	331	March 2014	$29,769,208	$30,470,205	$700,997

100	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2013

	Shares	Value
Common Stocks (97.76%)
Consumer Discretionary (13.61%)
1-800-FLOWERS.COM Inc. (a)	5,915	$32,000
Aeropostale Inc. (a)	19,618	178,328
AFC Enterprises Inc. (a)	6,041	232,578
AH Belo Corp. Class A	4,700	35,109
AMC Entertainment Holdings Inc. Class A (a)	518	10,645
American Apparel Inc. (a)	14,400	17,712
American Axle & Manufacturing Holdings Inc. (a)	17,030	348,264
American Public Education Inc. (a)	4,555	198,006
America’s Car-Mart Inc. (a)	2,000	84,460
Ann Inc. (a)	12,032	439,890
Arctic Cat Inc.	3,269	186,268
Asbury Automotive Group Inc. (a)	7,952	427,340
Ascent Capital Group LLC Class A (a)	3,600	308,016
Barnes & Noble Inc. (a)	10,037	150,053
Bassett Furniture Industries Inc.	2,800	42,784
Beasley Broadcast Group Inc. Class A	1,200	10,476
Beazer Homes USA Inc. (a)	6,602	161,221
bebe stores inc.	9,200	48,944
Big 5 Sporting Goods Corp.	4,219	83,621
Biglari Holdings Inc. (a)	362	183,404
BJ’s Restaurants Inc. (a)	6,249	194,094
Black Diamond Inc. (a)	6,139	81,833
Bloomin’ Brands Inc. (a)	14,141	339,525
Blue Nile Inc. (a)	3,256	153,325
Blyth Inc.	2,072	22,543
Bob Evans Farms Inc.	7,145	361,466
Body Central Corp. (a)	4,070	16,036
Bon-Ton Stores Inc., The	3,408	55,482
Boyd Gaming Corp. (a)	18,117	203,997
Bravo Brio Restaurant Group Inc. (a)	4,815	78,340
Bridgepoint Education Inc. (a)	3,563	63,101
Bright Horizons Family Solutions Inc. (a)	2,963	108,861
Brown Shoe Company Inc.	11,005	309,681
Brunswick Corp.	23,100	1,063,986
Buckle Inc., The	7,049	370,495
Buffalo Wild Wings Inc. (a)	4,796	705,971
Burlington Stores Inc. (a)	3,955	126,560
Caesars Entertainment Corp. (a)	10,200	219,708
Callaway Golf Co.	17,714	149,329
Capella Education Co.	2,729	181,315
Career Education Corp. (a)	13,300	75,810
Carmike Cinemas Inc. (a)	5,800	161,472
Carriage Services Inc.	4,000	78,120
Carrols Restaurant Group Inc. (a)	5,900	38,999
Cato Corp. Class A	6,944	220,819
Cavco Industries Inc. (a)	1,742	119,675
CEC Entertainment Inc.	4,606	203,954
Central European Media Enterprises Ltd. Class A (a)	19,051	73,156
Cheesecake Factory Inc., The	13,489	651,114
Children’s Place Retail Stores Inc., The (a)	5,956	339,313
Christopher & Banks Corp. (a)	9,000	76,860
Churchill Downs Inc.	3,545	317,809

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Chuy’s Holdings Inc. (a)	4,292	$154,598
Citi Trends Inc. (a)	3,800	64,600
ClubCorp Holdings Inc.	5,341	94,749
Columbia Sportswear Co.	3,248	255,780
Conn’s Inc. (a)	5,692	448,473
Container Store Group Inc., The (a)	3,726	173,669
Cooper Tire & Rubber Co.	16,350	393,054
Core-Mark Holding Co. Inc.	2,928	222,323
Corinthian Colleges Inc. (a)	19,116	34,026
Costa Inc. (a)	2,338	50,805
Cracker Barrel Old Country Store Inc.	4,982	548,369
Crocs Inc. (a)	22,600	359,792
Crown Media Holdings Inc. (a)	10,362	36,578
CSS Industries Inc.	2,118	60,744
Culp Inc.	2,200	44,990
Cumulus Media Inc. Class A (a)	21,889	169,202
Daily Journal Corp. (a)	200	36,998
Dana Holding Corp.	37,084	727,588
Del Frisco’s Restaurant Group Inc. (a)	2,663	62,767
Denny’s Corp. (a)	23,453	168,627
Destination Maternity Corp.	3,400	101,592
Destination XL Group Inc. (a)	10,474	68,814
Dex Media Inc. (a)	4,300	29,154
Diamond Resorts International Inc. (a)	4,425	81,686
Digital Generation Inc. (a)	6,497	82,837
DineEquity Inc.	4,175	348,821
Diversified Restaurant Holdings Inc. (a)	2,700	12,879
Dorman Products Inc. (a)	6,400	358,848
Drew Industries Inc.	5,919	303,053
E.W. Scripps Co Class A (a)	8,090	175,715
Education Management Corp. (a)	6,200	62,558
Einstein Noah Restaurant Group Inc.	1,400	20,300
Entercom Communications Corp. Class A (a)	5,869	61,683
Entravision Communications Corp. Class A	13,745	83,707
Ethan Allen Interiors Inc.	6,522	198,399
EveryWare Global Inc. (a)	2,500	20,700
Express Inc. (a)	21,562	402,563
Federal-Mogul Corp. (a)	5,200	102,336
Fiesta Restaurant Group Inc. (a)	5,700	297,768
Fifth & Pacific Companies Inc. (a)	30,652	983,010
Finish Line Inc. Class A, The	12,606	355,111
Five Below Inc. (a)	8,390	362,448
Flexsteel Industries Inc.	1,500	46,095
Fox Factory Holding Corp. (a)	2,447	43,116
Francesca’s Holdings Corp. (a)	10,960	201,774
Fred’s Inc. Class A	9,440	174,829
FTD Companies Inc. (a)	4,651	151,530
Fuel Systems Solutions Inc. (a)	3,754	52,068
Genesco Inc. (a)	6,132	448,004
Gentherm Inc. (a)	8,700	233,247
G-III Apparel Group Ltd. (a)	4,271	315,157
Global Sources Ltd. (a)	4,764	38,731
Gordmans Stores Inc.	2,200	16,874
Grand Canyon Education Inc. (a)	11,533	502,839

See accompanying notes to financial statements.	101

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Gray Television Inc. (a)	12,500	$186,000
Group 1 Automotive Inc.	5,549	394,090
Harte-Hanks Inc.	10,900	85,238
Haverty Furniture Companies Inc.	5,035	157,596
Helen of Troy Ltd. (a)	8,179	404,942
Hemisphere Media Group Inc. (a)	2,100	24,927
hhgregg Inc. (a)	3,114	43,503
Hibbett Sports Inc. (a)	6,612	444,393
Hillenbrand Inc.	14,053	413,439
Hooker Furniture Corp.	2,700	45,036
Houghton Mifflin Harcourt Co. (a)	5,400	91,584
Hovnanian Enterprises Inc. Class A (a)	29,924	198,097
HSN Inc.	8,600	535,780
Iconix Brand Group Inc. (a)	13,183	523,365
Ignite Restaurant Group Inc. (a)	1,700	21,250
International Speedway Corp. Class A	7,285	258,545
Interval Leisure Group Inc.	10,100	312,090
iRobot Corp. (a)	7,100	246,867
Isle of Capri Casinos Inc. (a)	5,109	45,981
ITT Educational Services Inc. (a)	6,100	204,838
Jack in the Box Inc. (a)	11,229	561,675
JAKKS Pacific Inc.	4,527	30,467
Jamba Inc. (a)	4,295	53,387
Johnson Outdoors Inc. Class A	1,230	33,148
Jones Group Inc., The	20,557	307,533
Jos. A. Bank Clothiers Inc. (a)	7,055	386,120
Journal Communications Inc. Class A (a)	11,342	105,594
JTH Holding Inc. Class A (a)	1,200	29,160
K12 Inc. (a)	6,773	147,313
KB Home	21,315	389,638
Kirkland’s Inc. (a)	3,700	87,579
Krispy Kreme Doughnuts Inc. (a)	16,706	322,259
La-Z-Boy Inc.	13,422	416,082
Leapfrog Enterprises Inc. (a)	15,820	125,611
LGI Homes Inc. (a)	2,494	44,368
Libbey Inc. (a)	5,323	111,783
Life Time Fitness Inc. (a)	11,078	520,666
LifeLock Inc. (a)	15,800	259,278
Lifetime Brands Inc.	2,381	37,453
Lincoln Educational Services Corp.	5,600	27,888
Lithia Motors Inc. Class A	5,639	391,459
Live Nation Entertainment Inc. (a)	36,053	712,407
Loral Space & Communications Inc. (a)	3,300	267,234
Luby’s Inc. (a)	4,712	36,377
Lumber Liquidators Holdings Inc. (a)	6,974	717,555
M.D.C. Holdings Inc.	9,947	320,691
M/I Homes Inc. (a)	6,065	154,354
Mac-Gray Corp.	3,300	70,059
Marcus Corp., The	5,037	67,697
Marine Products Corp.	2,692	27,055
MarineMax Inc. (a)	6,231	100,194
Marriott Vacations Worldwide Corp. (a)	7,400	390,424
Martha Stewart Living Omnimedia Inc. Class A (a)	6,778	28,468
Matthews International Corp.	7,208	307,133
Mattress Firm Holding Corp. (a)	3,400	146,336

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
McClatchy Co. Class A, The (a)	14,927	$50,752
MDC Partners Inc. Class A	9,724	248,059
Media General Inc. Class A (a)	4,900	110,740
Men’s Wearhouse Inc., The	12,158	621,031
Meredith Corp.	9,088	470,758
Meritage Homes Corp. (a)	9,200	441,508
Modine Manufacturing Co. (a)	12,320	157,942
Monarch Casino & Resort Inc. (a)	1,966	39,477
Monro Muffler Brake Inc.	8,002	450,993
Morgans Hotel Group Co. (a)	6,586	53,544
Movado Group Inc.	4,539	199,761
Multimedia Games Holding Company Inc. (a)	7,300	228,928
NACCO Industries Inc. Class A	1,148	71,394
Nathan’s Famous Inc. (a)	700	35,287
National CineMedia Inc.	15,472	308,821
Nautilus Inc. (a)	7,700	64,911
New York & Co. Inc. (a)	7,819	34,169
New York Times Co. Class A, The	32,752	519,774
Nexstar Broadcasting Group Inc. Class A	7,484	417,083
Noodles & Company (a)	1,529	54,922
NutriSystem Inc.	7,407	121,771
Office Depot Inc. (a)	121,512	642,798
Orbitz Worldwide Inc. (a)	6,215	44,624
Orient-Express Hotels Ltd. Class A (a)	24,403	368,729
Outerwall Inc. (a)	7,199	484,277
Overstock.com Inc. (a)	2,899	89,260
Oxford Industries Inc.	3,447	278,069
Pacific Sunwear of California Inc. (a)	11,400	38,076
Papa John’s International Inc.	8,098	367,649
Penske Automotive Group Inc.	10,829	510,696
Pep Boys-Manny, Moe & Jack, The (a)	13,227	160,576
Perry Ellis International Inc. (a)	3,140	49,581
PetMed Express Inc.	5,300	88,139
Pier 1 Imports Inc.	24,011	554,174
Pinnacle Entertainment Inc. (a)	14,748	383,301
Pool Corp.	11,696	680,005
Potbelly Corp. (a)	2,250	54,630
Quiksilver Inc. (a)	33,800	296,426
R.G. Barry Corp.	2,681	51,743
RadioShack Corp. (a)	25,300	65,780
ReachLocal Inc. (a)	2,409	30,618
Reading International Inc. Class A (a)	4,300	32,207
Red Robin Gourmet Burgers Inc. (a)	3,574	262,832
Regis Corp.	11,875	172,306
Remy International Inc.	3,500	81,620
Rent-A-Center Inc.	13,528	451,024
Rentrak Corp. (a)	2,800	106,092
Restoration Hardware Holdings Inc. (a)	4,500	302,850
RetailMeNot Inc. (a)	2,332	67,138
Ruby Tuesday Inc. (a)	16,211	112,342
Ruth’s Hospitality Group Inc.	9,085	129,098
Ryland Group Inc., The	11,789	511,760
Saga Communications Inc. Class A	1,196	60,159
Salem Communications Corp. Class A	2,600	22,620
Scholastic Corp.	6,791	230,962

102	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Scientific Games Corp. Class A (a)	11,946	$202,246
Sears Hometown and Outlet Stores Inc. (a)	2,100	53,550
Select Comfort Corp. (a)	14,353	302,705
SFX Entertainment Inc. (a)	5,127	61,524
Shiloh Industries Inc. (a)	1,370	26,715
Shoe Carnival Inc.	4,025	116,765
Shutterfly Inc. (a)	9,700	494,021
Sinclair Broadcast Group Inc. Class A	17,313	618,593
Skechers U.S.A. Inc. Class A (a)	9,849	326,297
Skullcandy Inc. (a)	4,066	29,316
Smith & Wesson Holding Corp. (a)	14,620	197,224
Sonic Automotive Inc.	9,997	244,727
Sonic Corp. (a)	14,246	287,627
Sotheby’s	17,497	930,840
Spartan Motors Inc.	8,300	55,610
Speedway Motorsports Inc.	2,854	56,652
Stage Stores Inc.	8,207	182,360
Standard Motor Products Inc.	5,000	184,000
Standard Pacific Corp. (a)	38,100	344,805
Stein Mart Inc.	7,123	95,804
Steiner Leisure Ltd. (a)	3,652	179,642
Steven Madden Ltd. (a)	15,190	555,802
Stoneridge Inc. (a)	7,600	96,900
Strayer Education Inc. (a)	2,720	93,758
Sturm, Ruger & Company Inc.	4,900	358,141
Superior Industries International Inc.	5,941	122,563
Systemax Inc. (a)	2,500	28,125
Tenneco Inc. (a)	15,513	877,570
Texas Roadhouse Inc. Class A	15,904	442,131
Tile Shop Holdings Inc., The (a)	4,600	83,122
Tilly’s Inc. Class A (a)	2,300	26,335
Tower International Inc. (a)	1,495	31,993
Town Sports International Holdings Inc.	5,911	87,246
Trans World Entertainment Corp. (a)	2,600	11,492
Tri Pointe Homes Inc. (a)	3,954	78,803
Tuesday Morning Corp. (a)	10,689	170,596
Tumi Holdings Inc. (a)	12,238	275,967
UCP Inc. Class A (a)	1,924	28,167
Unifi Inc. (a)	3,900	106,236
Universal Electronics Inc. (a)	3,712	141,464
Universal Technical Institute Inc.	5,681	79,023
Vail Resorts Inc.	9,126	686,549
Valassis Communications Inc.	9,990	342,158
ValueVision Media Inc. Class A (a)	9,700	67,803
Vera Bradley Inc. (a)	5,547	133,350
Vince Holding Corp. (a)	2,927	89,771
Vitacost.com Inc. (a)	5,600	32,424
Vitamin Shoppe Inc. (a)	7,823	406,874
VOXX International Corp. (a)	4,804	80,227
WCI Communities Inc. (a)	1,693	32,319
West Marine Inc. (a)	4,800	68,304
Wet Seal Inc. Class A (a)	22,624	61,764
Weyco Group Inc.	1,700	50,031
William Lyon Homes Class A (a)	3,400	75,276

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Winmark Corp.	575	$53,256
Winnebago Industries Inc. (a)	7,319	200,907
Wolverine World Wide Inc.	25,630	870,395
World Wrestling Entertainment Inc.	7,095	117,635
Zagg Inc. (a)	8,016	34,870
Zale Corp. (a)	8,100	127,737
Zumiez Inc. (a)	5,266	136,916

		58,398,661

Consumer Staples (3.76%)
Alico Inc.	685	26,626
Alliance One International Inc. (a)	22,744	69,369
Andersons Inc., The	4,740	422,666
Annie’s Inc. (a)	3,400	146,336
Arden Group Inc. Class A	300	37,953
B&G Foods Inc. Class A	13,549	459,447
Boston Beer Co. Inc. (a)	2,080	502,923
Boulder Brands Inc. (a)	15,300	242,658
Calavo Growers Inc.	3,100	93,806
Cal-Maine Foods Inc.	3,700	222,851
Casey’s General Stores Inc.	9,800	688,450
Central Garden & Pet Co. (a)	10,673	72,043
Chefs’ Warehouse Inc., The (a)	4,200	122,472
Chiquita Brands International Inc. (a)	12,305	143,968
Coca-Cola Bottling Co. Consolidated	1,155	84,534
Craft Brew Alliance Inc. (a)	2,569	42,183
Darling International Inc. (a)	40,437	844,325
Diamond Foods Inc. (a)	5,800	149,872
Elizabeth Arden Inc. (a)	6,403	226,986
Fairway Group Holdings Corp. (a)	3,894	70,559
Farmer Brothers Co. (a)	1,731	40,263
Female Health Co., The	5,300	45,050
Fresh Del Monte Produce Inc.	9,800	277,340
Griffin Land & Nurseries Inc.	800	26,704
Hain Celestial Group Inc., The (a)	9,754	885,468
Harbinger Group Inc. (a)	8,127	96,305
Harris Teeter Supermarkets Inc.	12,490	616,382
Ingles Markets Inc.	2,905	78,726
Inter Parfums Inc.	4,216	150,975
Inventure Foods Inc. (a)	3,300	43,758
J&J Snack Foods Corp.	3,842	340,363
John B. Sanfilippo & Son Inc.	2,000	49,360
Lancaster Colony Corp.	4,714	415,539
Lifevantage Corp. (a)	28,000	46,200
Lifeway Foods Inc.	1,100	17,578
Limoneira Co.	2,567	68,257
Medifast Inc. (a)	3,531	92,265
National Beverage Corp. (a)	3,080	62,093
Natural Grocers by Vitamin Cottage Inc. (a)	2,202	93,475
Nature’s Sunshine Products Inc.	2,767	47,924
Nutraceutical International Corp. (a)	2,000	53,560
Oil-Dri Corporation of America	1,200	45,408
Omega Protein Corp. (a)	4,780	58,746
Orchids Paper Products Co.	1,500	49,260
Pantry Inc., The (a)	6,339	106,368

See accompanying notes to financial statements.	103

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
Pilgrim’s Pride Corp. (a)	15,566	$252,948
Post Holdings Inc. (a)	8,300	408,941
PriceSmart Inc.	4,800	554,592
Revlon Inc. Class A (a)	3,100	77,376
Rite Aid Corp. (a)	185,043	936,318
Roundy’s Inc.	6,259	61,714
Sanderson Farms Inc.	5,845	422,769
Seaboard Corp.	73	204,033
Seneca Foods Corp. Class A (a)	2,101	67,001
Snyders-Lance Inc.	11,858	340,562
Spartan Stores Inc.	9,266	224,978
Spectrum Brands Holdings Inc.	5,490	387,320
Star Scientific Inc. (a)	43,800	50,808
SUPERVALU Inc. (a)	52,100	379,809
Susser Holdings Corp. (a)	4,500	294,705
Synutra International Inc. (a)	4,500	39,960
Tootsie Roll Industries Inc.	5,178	168,492
TreeHouse Foods Inc. (a)	9,167	631,790
United Natural Foods Inc. (a)	12,546	945,843
Universal Corp.	6,005	327,873
USANA Health Sciences Inc. (a)	1,474	111,405
Vector Group Ltd.	16,220	265,519
Village Super Market Inc. Class A	1,528	47,383
WD-40 Co.	3,962	295,882
Weis Markets Inc.	2,796	146,958

		16,122,373

Energy (5.40%)
Abraxas Petroleum Corp. (a)	20,468	67,135
Adams Resources & Energy Inc.	500	34,250
Alon USA Energy Inc.	5,700	94,278
Alpha Natural Resources Inc. (a)	56,400	402,696
Amyris Inc. (a)	7,682	40,638
Apco Oil and Gas International Inc. (a)	2,300	35,857
Approach Resources Inc. (a)	8,792	169,598
Arch Coal Inc.	53,800	239,410
Athlon Energy Inc. (a)	4,508	136,367
Basic Energy Services Inc. (a)	7,800	123,084
Bill Barrett Corp. (a)	12,574	336,732
Bolt Technology Corp.	2,200	48,422
Bonanza Creek Energy Inc. (a)	7,500	326,025
BPZ Resources Inc. (a)	30,800	56,056
Bristow Group Inc.	9,223	692,278
C&J Energy Services Inc. (a)	11,329	261,700
Cal Dive International Inc. (a)	23,514	47,263
Callon Petroleum Co. (a)	9,694	63,302
CARBO Ceramics Inc.	5,000	582,650
Carrizo Oil & Gas Inc. (a)	11,590	518,884
Clayton Williams Energy Inc. (a)	1,549	126,941
Clean Energy Fuels Corp. (a)	17,555	226,108
Cloud Peak Energy Inc. (a)	15,787	284,166
Comstock Resources Inc.	12,372	226,284
Contango Oil & Gas Co. (a)	3,749	177,178
Crosstex Energy Inc.	12,119	438,223
Dawson Geophysical Co. (a)	2,000	67,640
Delek US Holdings Inc.	9,500	326,895
Diamondback Energy Inc. (a)	4,900	259,014

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Emerald Oil Inc. (a)	14,030	$107,470
Endeavour International Corp. (a)	11,431	60,013
Energy XXI (Bermuda) Ltd.	20,093	543,717
EPL Oil & Gas Inc. (a)	7,425	211,612
Equal Energy Ltd.	8,700	46,458
Era Group Inc. (a)	5,000	154,300
Evolution Petroleum Corp.	4,836	59,676
EXCO Resources Inc.	33,800	179,478
EXCO Resources Inc. Rights (a)	35,800	5,728
Exterran Holdings Inc. (a)	14,506	496,105
Forest Oil Corp. (a)	29,900	107,939
Forum Energy Technologies Inc. (a)	10,157	287,037
Frontline Ltd. (a)	12,714	47,550
FX Energy Inc. (a)	12,900	47,214
GasLog Ltd.	6,700	114,503
Gastar Exploration Inc. (a)	14,162	98,001
Geospace Technologies Corp. (a)	3,300	312,939
Global Geophysical Services Inc. (a)	6,554	10,552
Goodrich Petroleum Corp. (a)	7,762	132,109
Green Plains Renewable Energy Inc.	6,400	124,096
Gulf Island Fabrication Inc.	3,882	90,140
GulfMark Offshore Inc. Class A	6,799	320,437
Halcon Resources Corp. (a)	59,995	231,581
Hallador Energy Co.	1,737	14,000
Helix Energy Solutions Group Inc. (a)	27,194	630,357
Hercules Offshore Inc. (a)	40,157	262,225
Hornbeck Offshore Services Inc. (a)	9,134	449,667
ION Geophysical Corp. (a)	32,713	107,953
Isramco Inc. (a)	272	34,558
Jones Energy Inc. Class A (a)	2,959	42,846
Key Energy Services Inc. (a)	38,305	302,610
KiOR Inc. Class A (a)	10,854	18,235
Knightsbridge Tankers Ltd.	7,886	72,472
Kodiak Oil & Gas Corp. (a)	67,309	754,534
L&L Energy Inc. (a) (b)	7,400	6,216
Magnum Hunter Resources Corp. (a)	44,079	322,217
Magnum Hunter Resources Corp. Warrants (a) (b)	4,267	0
Matador Resources Co. (a)	14,845	276,711
Matrix Service Co. (a)	6,700	163,949
Midstates Petroleum Company Inc. (a)	8,176	54,125
Miller Energy Resources Inc. (a)	7,630	53,715
Mitcham Industries Inc. (a)	3,269	57,894
Natural Gas Services Group (a)	3,100	85,467
Newpark Resources Inc. (a)	22,157	272,310
Nordic American Tankers Ltd.	19,272	186,938
Northern Oil and Gas Inc. (a)	16,095	242,552
Nuverra Environmental Solutions Inc. (a)	3,580	60,108
Panhandle Oil & Gas Inc.	1,763	58,902
Parker Drilling Co. (a)	29,921	243,258
PDC Energy Inc. (a)	9,023	480,204
Penn Virginia Corp. (a)	13,634	128,569
Petroquest Energy Inc. (a)	14,265	61,625
PHI Inc. (a)	3,200	138,880
Pioneer Energy Services Corp. (a)	16,064	128,673
Quicksilver Resources Inc. (a)	33,300	102,231

104	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Renewable Energy Group Inc. (a)	5,200	$59,592
Rentech Inc. (a)	56,994	99,740
Resolute Energy Corp. (a)	17,923	161,845
REX American Resources Corp. (a)	1,500	67,065
Rex Energy Corp. (a)	11,600	228,636
RigNet Inc. (a)	3,100	148,583
Rosetta Resources Inc. (a)	15,655	752,066
Sanchez Energy Corp. (a)	9,851	241,448
Scorpio Tankers Inc.	46,662	550,145
SEACOR Holdings Inc. (a)	5,100	465,120
SemGroup Corp. Class A	10,764	702,136
Ship Finance International Ltd.	14,485	237,264
Solazyme Inc. (a)	11,846	129,003
Stone Energy Corp. (a)	12,874	445,312
Swift Energy Co. (a)	10,920	147,420
Synergy Resources Corp. (a)	12,592	116,602
Targa Resources Corp.	8,364	737,454
Teekay Tankers Ltd. Class A	15,994	62,856
Tesco Corp. (a)	7,523	148,805
TETRA Technologies Inc. (a)	20,000	247,200
TGC Industries Inc.	3,885	28,360
Triangle Petroleum Corp. (a)	16,879	140,433
Uranium Energy Corp. (a)	21,500	43,000
Ur-Energy Inc. (a)	30,100	41,538
VAALCO Energy Inc. (a)	14,700	101,283
Vantage Drilling Co. (a)	54,436	100,162
W&T Offshore Inc.	8,600	137,600
Warren Resources Inc. (a)	18,346	57,606
Western Refining Inc.	13,781	584,452
Westmoreland Coal Co. (a)	3,267	63,020
Willbros Group Inc. (a)	9,700	91,374
ZaZa Energy Corp. (a)	6,300	6,020

		23,154,870

Financials (21.38%)
1st Source Corp.	3,827	122,234
1st United Bancorp Inc.	8,100	61,641
Acadia Realty Trust	13,830	343,399
Access National Corp.	1,900	28,405
AG Mortgage Investment Trust Inc.	7,460	116,674
Agree Realty Corp.	3,820	110,856
Alexander & Baldwin Inc.	11,000	459,030
Alexander’s Inc.	519	171,270
Altisource Residential Corp.	10,873	327,386
Ambac Financial Group Inc. (a)	11,300	277,528
American Assets Trust Inc.	8,647	271,775
American Capital Mortgage Investment Corp.	13,695	239,115
American Equity Investment Life Holding Co.	16,342	431,102
American National Bankshares Inc.	2,000	52,500
American Realty Capital Properties Inc.	39,130	503,212
American Residential Properties Inc. (a)	3,627	62,239
Ameris Bancorp (a)	6,127	129,341

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Amerisafe Inc.	4,700	$198,528
Ames National Corp.	2,200	49,258
Amreit Inc. Class B	5,100	85,680
AmTrust Financial Services Inc.	7,911	258,611
Anworth Mortgage Asset Corp.	36,343	153,004
Apollo Commercial Real Estate Finance Inc.	9,762	158,632
Apollo Residential Mortgage Inc.	8,488	125,453
Ares Commercial Real Estate Corp.	5,310	69,561
Argo Group International Holdings Ltd.	6,934	322,362
Arlington Asset Investment Corp. Class A	4,303	113,556
Armada Hoffler Properties Inc.	4,700	43,616
Armour Residential REIT Inc.	96,639	387,522
Arrow Financial Corp.	2,814	74,740
Ashford Hospitality Prime Inc.	3,050	55,510
Ashford Hospitality Trust Inc.	15,250	126,270
Associated Estates Realty Corp.	14,978	240,397
Astoria Financial Corp.	22,400	309,792
AV Homes Inc. (a)	2,348	42,663
Aviv REIT Inc.	2,900	68,730
Baldwin & Lyons Inc.	2,311	63,137
Banc of California Inc.	4,051	54,324
BancFirst Corp.	1,848	103,599
Banco Latinoamericano de Comercio Exterior SA	7,400	207,348
Bancorp Inc., The (a)	8,172	146,361
BancorpSouth Inc.	24,361	619,257
Bank Mutual Corp.	11,919	83,552
Bank of Kentucky Financial Corp., The	1,725	63,652
Bank of Marin Bancorp	1,600	69,424
Bank of the Ozarks Inc.	7,936	449,098
BankFinancial Corp.	5,403	49,491
Banner Corp.	4,965	222,531
Bar Harbor Bankshares	1,000	39,990
BBCN Bancorp Inc.	20,332	337,308
BBX Capital Corp. Class A (a)	1,800	28,080
Beneficial Mutual Bancorp Inc. (a)	8,145	88,943
Berkshire Hills Bancorp Inc.	6,636	180,964
BGC Partners Inc. Class A	33,301	201,804
Blue Capital Reinsurance Holdings Ltd. (a)	1,600	29,392
BNC Bancorp	4,500	77,130
BofI Holding Inc. (a)	3,134	245,800
Boston Private Financial Holdings Inc.	20,151	254,306
Bridge Bancorp Inc.	2,985	77,610
Bridge Capital Holdings (a)	2,253	46,277
Brookline Bancorp Inc.	17,892	171,226
Bryn Mawr Bank Corp.	3,700	111,666
C&F Financial Corp.	800	36,536
Calamos Asset Management Inc. Class A	4,651	55,068
California First National Bancorp	800	12,080
Camden National Corp.	2,000	84,440
Campus Crest Communities Inc.	16,178	152,235

See accompanying notes to financial statements.	105

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Capital Bank Financial Corp. Class A (a)	6,200	$141,050
Capital City Bank Group Inc. (a)	2,998	35,286
Capitala Finance Corp.	1,100	21,890
Capitol Federal Financial Inc.	37,800	457,758
Capstead Mortgage Corp.	24,694	298,304
Cardinal Financial Corp.	7,567	136,206
Cascade Bancorp (a)	1,473	7,704
Cash America International Inc.	7,380	282,654
Cathay General Bancorp	19,846	530,484
Cedar Realty Trust Inc.	17,975	112,524
Center Bancorp Inc.	2,986	56,017
Centerstate Banks Inc.	7,324	74,339
Central Pacific Financial Corp.	5,494	110,320
Century Bancorp Inc. Class A	809	26,899
Chambers Street Properties	59,898	458,220
Charter Financial Corp.	5,663	60,991
Chatham Lodging Trust	6,689	136,790
Chemical Financial Corp.	7,556	239,299
Chemung Financial Corp.	900	30,753
Chesapeake Lodging Trust	12,183	308,108
CIFC Corp.	1,677	13,047
Citizens & Northern Corp.	3,100	63,953
Citizens Inc. (a)	10,800	94,500
City Holding Co.	3,968	183,837
Clifton Savings Bancorp Inc.	2,225	28,480
CNB Financial Corp.	3,800	72,200
CNO Financial Group Inc.	56,707	1,003,147
CoBiz Financial Inc.	9,374	112,113
Cohen & Steers Inc.	4,634	185,638
Colony Financial Inc.	19,504	395,736
Columbia Banking System Inc.	13,186	362,747
Community Bank System Inc.	10,336	410,132
Community Trust Bancorp Inc.	3,487	157,473
CommunityOne Bancorp (a)	2,500	31,875
ConnectOne Bancorp Inc. (a)	437	17,318
Consolidated-Tomoka Land Co.	1,442	52,330
Consumer Portfolio Services Inc. (a)	4,200	39,438
Coresite Realty Corp.	5,354	172,345
Cousins Properties Inc.	42,674	439,542
Cowen Group Inc. Class A (a)	25,279	98,841
Crawford & Co. Class B	6,776	62,610
Credit Acceptance Corp. (a)	1,824	237,102
CU Bancorp (a)	2,300	40,204
CubeSmart	33,655	536,461
Customers Bancorp Inc. (a)	5,000	102,300
CVB Financial Corp.	22,863	390,271
CyrusOne Inc.	4,766	106,425
CYS Investments Inc.	44,401	329,011
DCT Industrial Trust Inc.	73,724	525,652
DFC Global Corp. (a)	10,078	115,393
Diamond Hill Investment Group	700	82,838
DiamondRock Hospitality Co.	49,351	570,004
Dime Community Bancshares	8,269	139,911
Donegal Group Inc.	1,869	29,717
Doral Financial Corp. (a)	1,558	24,398
DuPont Fabros Technology Inc.	15,940	393,877

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Dynex Capital Inc.	14,501	$116,008
Eagle Bancorp Inc. (a)	5,620	172,141
Eastern Insurance Holdings Inc.	1,700	41,633
EastGroup Properties Inc.	7,567	438,356
Education Realty Trust Inc.	28,564	251,934
eHealth Inc. (a)	4,800	223,152
Ellington Residential Mortgage REIT	1,795	27,607
EMC Insurance Group Inc.	1,281	39,224
Empire State Realty Trust Inc. Class A (a)	21,100	322,830
Employers Holdings Inc.	8,000	253,200
Encore Capital Group Inc. (a)	6,300	316,638
Enstar Group Ltd. (a)	2,400	333,384
Enterprise Bancorp Inc.	1,937	41,006
Enterprise Financial Services Corp.	4,776	97,526
EPR Properties	12,995	638,834
Equity One Inc.	14,995	336,488
ESB Financial Corp.	3,048	43,282
ESSA Bancorp Inc.	2,000	23,120
Essent Group Ltd. (a)	5,800	139,548
EverBank Financial Corp.	20,581	377,456
Evercore Partners Inc. Class A	8,000	478,240
Excel Trust Inc.	11,921	135,780
EZCORP Inc. Class A (a)	12,700	148,463
F.N.B. Corp.	38,161	481,592
Farmers Capital Bank Corp. (a)	1,900	41,325
FBL Financial Group Inc. Class A	2,198	98,448
FBR & Co. (a)	2,200	58,036
Federal Agricultural Mortgage Corp. Class C	2,704	92,612
FelCor Lodging Trust Inc. (a)	31,918	260,451
Fidelity & Guaranty Life (a)	1,842	34,887
Fidelity Southern Corp.	3,834	63,683
Financial Engines Inc.	12,414	862,525
Financial Institutions Inc.	3,400	84,014
First American Financial Corp.	27,367	771,749
First Bancorp (North Carolina)	4,903	81,488
First BanCorp (Puerto Rico) (a)	17,800	110,182
First Bancorp Inc.	2,362	41,146
First Busey Corp.	17,879	103,698
First Cash Financial Services Inc. (a)	7,314	452,298
First Commonwealth Financial Corp.	25,234	222,564
First Community Bancshares Inc.	4,523	75,534
First Connecticut Bancorp Inc.	4,394	70,831
First Defiance Financial Corp.	2,394	62,172
First Federal Bancshares of Arkansas Inc. (a)	900	7,830
First Financial Bancorp	15,041	262,165
First Financial Bankshares Inc.	7,952	527,377
First Financial Corp. Indiana	2,799	102,331
First Financial Holdings Inc.	6,111	406,443
First Financial Northwest Inc.	4,100	42,517
First Industrial Realty Trust Inc.	27,598	481,585
First Interstate BancSystem Inc.	4,357	123,608
First Marblehead Corp., The (a)	2,270	16,775
First Merchants Corp.	9,171	208,732
First Midwest Bancorp Inc.	19,251	337,470

106	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
First NBC Bank Holding Co. (a)	1,000	$32,300
First of Long Island Corp., The	2,100	90,027
First Potomac Realty Trust	15,372	178,776
First Security Group Inc. (a)	15,500	35,650
FirstMerit Corp.	41,797	929,147
Flagstar Bancorp Inc. (a)	4,900	96,138
Flushing Financial Corp.	8,197	169,678
Forestar Group Inc. (a)	8,700	185,049
Fortegra Financial Corp. (a)	1,400	11,578
Fox Chase Bancorp	2,983	51,845
Franklin Financial Corp. (a)	2,632	52,061
Franklin Street Properties Corp.	23,538	281,279
FXCM Inc. Class A	9,162	163,450
Gain Capital Holdings Inc.	2,500	18,775
GAMCO Investors Inc.	1,500	130,455
Geo Group Inc., The	18,152	584,857
German American Bancorp Inc.	3,100	88,350
Getty Realty Corp.	6,394	117,458
GFI Group Inc.	18,256	71,381
Glacier Bancorp Inc.	17,944	534,552
Gladstone Commercial Corp.	3,700	66,489
Glimcher Realty Trust	37,286	348,997
Global Indemnity PLC (a)	2,318	58,645
Government Properties Income Trust	14,040	348,894
Gramercy Property Trust Inc. (a)	14,800	85,100
Great Southern Bancorp Inc.	2,867	87,185
Green Dot Corp. Class A (a)	6,600	165,990
Greenhill & Co. Inc.	7,200	417,168
Greenlight Capital Re Ltd. Class A (a)	7,103	239,442
Guaranty Bancorp	3,860	54,233
Hallmark Financial Services Inc. (a)	3,700	32,874
Hampton Roads Bankshares Inc. (a)	8,300	14,525
Hancock Holding Co.	21,430	786,052
Hanmi Financial Corp.	7,852	171,880
Hannon Armstrong Sustainable Infrastructure Capital Inc.	3,600	50,256
HCI Group Inc.	2,400	128,400
Health Insurance Innovations Inc. Class A (a)	1,113	11,252
Healthcare Realty Trust Inc.	24,191	515,510
Heartland Financial USA Inc.	3,643	104,882
Heritage Commerce Corp.	5,133	42,296
Heritage Financial Corp.	3,900	66,729
Heritage Oaks Bancorp (a)	5,100	38,250
Hersha Hospitality Trust	52,239	290,971
HFF Inc. Class A (a)	8,637	231,903
Highwoods Properties Inc.	22,566	816,212
Hilltop Holdings Inc. (a)	15,788	365,176
Hingham Institution for Savings	300	23,547
Home Bancorp Inc. (a)	1,800	33,930
Home Bancshares Inc.	11,316	422,653
Home Federal Bancorp Inc.	3,500	52,150
Home Loan Servicing Solutions Ltd.	18,033	414,218
HomeStreet Inc.	3,200	64,000
HomeTrust Bancshares Inc. (a)	5,339	85,371
Horace Mann Educators Corp.	10,002	315,463

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Horizon Bancorp	2,100	$53,193
Hudson Pacific Properties Inc.	11,293	246,978
Hudson Valley Holding Corp.	4,352	88,563
IBERIABANK Corp.	7,577	476,214
ICG Group Inc. (a)	9,421	175,513
Imperial Holdings Inc. (a)	4,300	28,122
Independence Holding Co.	1,974	26,629
Independent Bank Corp.	6,110	239,451
Independent Bank Group Inc.	900	44,694
Infinity Property & Casualty Corp.	2,886	207,070
Inland Real Estate Corp.	22,217	233,723
International Bancshares Corp.	13,350	352,306
Intervest Bancshares Corp. Class A (a)	4,500	33,795
INTL FCStone Inc. (a)	3,527	65,391
Invesco Mortgage Capital	34,382	504,728
Investment Technology Group Inc. (a)	9,512	195,567
Investors Bancorp Inc.	12,864	329,061
Investors Real Estate Trust	25,848	221,776
Investors Title Co.	300	24,294
iStar Financial Inc. (a)	21,600	308,232
Janus Capital Group Inc.	37,900	468,823
JAVELIN Mortgage Investment Corp.	3,269	45,537
JGWPT Holdings Inc. Class A (a)	2,500	43,475
JMP Group Inc.	3,514	26,004
Kansas City Life Insurance Co.	1,057	50,461
KCG Holdings Inc. Class A (a)	18,067	216,081
Kearny Financial Corp. (a)	3,206	37,286
Kennedy-Wilson Holdings Inc.	14,075	313,169
Kite Realty Group Trust	33,629	220,943
Ladenburg Thalmann Financial Services Inc. (a)	26,630	83,352
Lakeland Bancorp Inc.	9,640	119,247
Lakeland Financial Corp.	4,232	165,048
LaSalle Hotel Properties	26,553	819,426
LCNB Corp.	2,100	37,527
Lexington Realty Trust	45,506	464,616
LTC Properties Inc.	8,703	307,999
Macatawa Bank Corp. (a)	5,900	29,500
Maiden Holdings Ltd.	12,700	138,811
MainSource Financial Group Inc.	5,161	93,053
Manning & Napier Inc.	3,577	63,134
Marcus & Millichap Inc. (a)	1,800	26,820
MarketAxess Holdings Inc.	9,451	631,988
Marlin Business Services Corp.	2,159	54,407
MB Financial Inc.	13,767	441,783
Meadowbrook Insurance Group Inc.	12,962	90,216
Medical Properties Trust Inc.	40,838	499,040
Mercantile Bank Corp.	2,200	47,476
Merchants Bancshares Inc.	1,308	43,818
Meridian Interstate Bancorp Inc. (a)	2,126	48,005
Meta Financial Group Inc.	1,400	56,462
Metro Bancorp Inc. (a)	3,600	77,544
MetroCorp Bancshares Inc.	4,000	60,280
MGIC Investment Corp. (a)	81,951	691,666
Middleburg Financial Corp.	1,400	25,256
MidSouth Bancorp Inc.	1,900	33,934

See accompanying notes to financial statements.	107

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
MidWestOne Financial Group Inc.	1,700	$46,240
Monmouth Real Estate Investment Corp. Class A	12,300	111,807
Montpelier Re Holdings Ltd.	11,106	323,185
NASB Financial Inc.	1,100	33,220
National Bank Holdings Corp. Class A	11,400	243,960
National Bankshares Inc.	1,700	62,713
National Health Investors Inc.	7,401	415,196
National Interstate Corp.	1,513	34,799
National Penn Bancshares Inc.	29,886	338,608
National Western Life Insurance Co.	575	128,541
Navigators Group Inc., The (a)	2,572	162,448
NBT Bancorp Inc.	11,397	295,182
Nelnet Inc. Class A	5,900	248,626
New Residential Investment Corp.	64,667	431,976
New York Mortgage Trust Inc.	15,966	111,602
NewBridge Bancorp (a)	6,300	47,250
NewStar Financial Inc. (a)	6,732	119,628
Nicholas Financial Inc.	2,406	37,870
Northfield Bancorp Inc.	15,235	201,102
Northrim BanCorp Inc.	1,700	44,608
NorthStar Realty Finance Corp.	74,006	995,381
Northwest Bancshares Inc.	23,958	354,099
OceanFirst Financial Corp.	3,300	56,529
OFG Bancorp	11,996	208,014
Old National Bancorp	25,742	395,655
OmniAmerican Bancorp Inc. (a)	3,205	68,523
One Liberty Properties Inc.	3,247	65,362
OneBeacon Insurance Group Ltd. Class A	5,448	86,187
Oppenheimer Holdings Inc. Class A	2,680	66,410
Oritani Financial Corp.	11,505	184,655
Pacific Continental Corp.	4,600	73,324
Pacific Premier Bancorp Inc. (a)	4,500	70,830
PacWest Bancorp	9,581	404,510
Palmetto Bancshares Inc. (a)	1,100	14,256
Park National Corp.	2,970	252,658
Park Sterling Corp.	11,254	80,354
Parkway Properties Inc.	13,976	269,597
Peapack-Gladstone Financial Corp.	2,325	44,408
Pebblebrook Hotel Trust	15,490	476,472
Penns Woods Bancorp Inc.	1,257	64,107
Pennsylvania Real Estate Investment Trust	17,538	332,871
PennyMac Financial Services Inc. Class A (a)	3,214	56,406
PennyMac Mortgage Investment Trust	17,959	412,339
Peoples Bancorp Inc.	2,610	58,751
PHH Corp. (a)	14,369	349,885
Phoenix Companies Inc., The (a)	1,430	87,802
Physicians Realty Trust (a)	5,218	66,477
PICO Holdings Inc. (a)	5,707	131,889
Pinnacle Financial Partners Inc.	8,714	283,466
Piper Jaffray Companies Inc. (a)	4,023	159,110
Platinum Underwriters Holdings Ltd.	7,465	457,455
Portfolio Recovery Associates Inc. (a)	12,998	686,814
Potlatch Corp.	10,365	432,635
Preferred Bank (a)	3,000	60,150

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Primerica Inc.	14,382	$617,132
PrivateBancorp Inc.	16,504	477,461
Prosperity Bancshares Inc.	15,152	960,485
Provident Financial Holdings Inc.	2,500	37,500
Provident Financial Services Inc.	15,018	290,148
PS Business Parks Inc.	4,882	373,082
Pzena Investment Management Inc. Class A	3,400	39,984
QTS Realty Trust Inc. Class A	3,700	91,686
Radian Group Inc.	44,312	625,685
RAIT Financial Trust	17,535	157,289
Ramco-Gershenson Properties Trust	17,071	268,698
RCS Capital Corp. Class A	600	11,010
RE/MAX Holdings Inc. Class A (a)	3,026	97,044
Redwood Trust Inc.	20,954	405,879
Regional Management Corp. (a)	1,500	50,895
Renasant Corp.	7,865	247,433
Republic Bancorp Inc. Class A	2,619	64,270
Resource America Inc. Class A	3,100	29,016
Resource Capital Corp.	33,024	195,832
Retail Opportunity Investments Corp.	17,958	264,342
Rexford Industrial Realty Inc.	4,202	55,466
RLI Corp.	5,438	529,552
RLJ Lodging Trust	31,227	759,441
Rockville Financial Inc.	6,568	93,331
Rouse Properties Inc.	5,600	124,264
Ryman Hospitality Properties Inc.	11,156	466,098
S&T Bancorp Inc.	7,862	198,987
Sabra Health Care REIT Inc.	9,584	250,526
Safeguard Scientifics Inc. (a)	5,216	104,789
Safety Insurance Group Inc.	3,364	189,393
Sandy Spring Bancorp Inc.	6,394	180,247
Saul Centers Inc.	2,048	97,751
Seacoast Banking Corporation of Florida (a)	4,861	59,304
Select Income REIT	5,433	145,278
Selective Insurance Group Inc.	14,311	387,256
Sierra Bancorp	3,400	54,706
Silver Bay Realty Trust Corp.	3,818	61,050
Silvercrest Asset Management Group Inc. Class A	700	11,935
Simmons First National Corp.	4,216	156,624
Southside Bancshares Inc.	4,475	122,347
Southwest Bancorp Inc. (a)	5,055	80,476
Sovran Self Storage Inc.	7,862	512,367
Springleaf Holdings Inc. (a)	6,228	157,444
STAG Industrial Inc.	10,925	222,761
State Auto Financial Corp.	4,058	86,192
State Bank Financial Corp.	8,398	152,760
StellarOne Corp.	5,700	137,199
Sterling Bancorp	21,080	281,840
Sterling Financial Corp.	8,695	296,326
Stewart Information Services Corp.	5,291	170,741
Stifel Financial Corp. (a)	16,248	778,604
Stonegate Mortgage Corp. (a)	2,100	34,713
Strategic Hotels & Resorts Inc. (a)	46,089	435,541
Suffolk Bancorp (a)	2,923	60,798

108	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Summit Hotel Properties Inc.	19,818	$178,362
Sun Bancorp Inc. (a)	9,204	32,398
Sun Communities Inc.	9,108	388,365
Sunstone Hotel Investors Inc.	46,654	625,164
Susquehanna Bancshares Inc.	47,271	606,960
SWS Group Inc. (a)	6,997	42,542
SY Bancorp Inc.	3,567	113,859
Symetra Financial Corp.	20,797	394,311
Taylor Capital Group Inc. (a)	4,433	117,829
Tejon Ranch Co. (a)	3,536	129,983
Tejon Ranch Co. Warrants (a)	522	2,793
Terreno Realty Corp.	6,202	109,775
Territorial Bancorp Inc.	2,685	62,292
Texas Capital Bancshares Inc. (a)	10,337	642,961
Third Point Reinsurance Ltd. (a)	6,296	116,665
Tompkins Financial Corp.	3,746	192,507
Tower Group International Ltd.	14,308	48,361
TowneBank	6,680	102,805
Tree.com Inc. (a)	1,500	49,260
Trico Bancshares	4,092	116,090
Tristate Capital Holdings Inc. (a)	1,600	18,976
Trustco Bank Corp. NY	23,377	167,847
Trustmark Corp.	17,201	461,675
UMB Financial Corp.	9,057	582,184
UMH Properties Inc.	4,700	44,274
Umpqua Holdings Corp.	28,409	543,748
Union First Market Bankshares Corp.	5,263	130,575
United Bankshares Inc.	12,568	395,264
United Community Banks Inc. (a)	10,943	194,238
United Community Financial Corp. (a)	13,000	46,410
United Financial Bancorp Inc.	5,240	98,984
United Fire Group Inc.	5,292	151,669
Universal Health Realty Income Trust	3,005	120,380
Universal Insurance Holdings Inc.	6,500	94,120
Univest Corp. of Pennsylvania	4,199	86,835
Urstadt Biddle Properties Inc.	6,304	116,309
Vantagesouth Bancshares Inc. (a)	3,200	16,864
ViewPoint Financial Group Inc.	10,280	282,186
Virginia Commerce Bancorp (a)	7,286	123,789
Virtus Investment Partners Inc. (a)	1,677	335,484
Walker & Dunlop Inc. (a)	4,029	65,149
Walter Investment Management Corp. (a)	9,308	329,131
Washington Banking Co.	4,110	72,870
Washington Real Estate Investment Trust	16,890	394,550
Washington Trust Bancorp Inc.	3,856	143,520
Waterstone Financial Inc. (a)	1,900	21,090
Webster Financial Corp.	22,604	704,793
WesBanco Inc.	6,687	213,984
West Bancorporation	3,700	58,534
Westamerica Bancorporation	6,892	389,122
Western Alliance Bancorp (a)	18,800	448,568
Western Asset Mortgage Capital Corp.	6,011	89,444
Westfield Financial Inc.	4,660	34,764
Westwood Holdings Group Inc.	1,771	109,643

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Whitestone REIT	5,529	$73,923
Wilshire Bancorp Inc.	17,470	190,947
Winthrop Realty Trust	8,305	91,770
Wintrust Financial Corp.	9,408	433,897
WisdomTree Investments Inc. (a)	25,656	454,368
World Acceptance Corp. (a)	2,181	190,903
WSFS Financial Corp.	2,035	157,774
Yadkin Financial Corp. (a)	3,600	61,344
ZAIS Financial Corp.	1,419	22,747

		91,728,385

Health Care (13.10%)
Abaxis Inc. (a)	5,721	228,954
Abiomed Inc. (a)	10,001	267,427
Acadia Healthcare Company Inc. (a)	9,000	425,970
ACADIA Pharmaceuticals Inc. (a)	17,800	444,822
Accelerate Diagnostics Inc. (a)	2,766	33,745
Acceleron Pharma Inc. (a)	1,628	64,469
Accretive Health Inc. (a)	15,525	142,209
Accuray Inc. (a)	19,444	169,357
AcelRx Pharmaceuticals Inc. (a)	6,400	72,384
Achillion Pharmaceuticals Inc. (a)	24,060	79,879
Acorda Therapeutics Inc. (a)	10,544	307,885
Addus HomeCare Corp. (a)	1,400	31,430
Aegerion Pharmaceuticals Inc. (a)	7,267	515,666
Aerie Pharmaceuticals Inc. (a)	2,000	35,920
Affymetrix Inc. (a)	18,600	159,402
Agios Pharmaceuticals Inc. (a)	1,697	40,643
Air Methods Corp. (a)	9,800	571,634
Akorn Inc. (a)	14,776	363,933
Albany Molecular Research Inc. (a)	5,800	58,464
Align Technology Inc. (a)	18,539	1,059,504
Alimera Sciences Inc. (a)	4,200	19,782
Alliance HealthCare Services Inc. (a)	1,200	29,688
Almost Family Inc. (a)	2,200	71,126
Alnylam Pharmaceuticals Inc. (a)	14,704	945,908
Alphatec Holdings Inc. (a)	16,800	33,768
AMAG Pharmaceuticals Inc. (a)	5,382	130,618
Amedisys Inc. (a)	7,988	116,864
Amicus Therapeutics Inc. (a)	7,678	18,043
AMN Healthcare Services Inc. (a)	11,888	174,754
Ampio Pharmaceuticals Inc. (a)	8,314	59,279
Amsurg Corp. (a)	8,204	376,728
Anacor Pharmaceuticals Inc. (a)	6,317	105,999
Analogic Corp.	3,106	275,067
Angiodynamics Inc. (a)	6,300	108,297
Anika Therapeutics Inc. (a)	3,000	114,480
Antares Pharma Inc. (a)	28,977	129,817
Aratana Therapeutics Inc. (a)	1,642	31,362
Arena Pharmaceuticals Inc. (a)	55,297	323,487
ArQule Inc. (a)	15,335	32,970
Array Biopharma Inc. (a)	31,778	159,208
ArthroCare Corp. (a)	7,015	282,284
athenahealth Inc. (a)	9,331	1,255,020
AtriCure Inc. (a)	5,168	96,538
Atrion Corp.	400	118,500

See accompanying notes to financial statements.	109

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Auxilium Pharmaceuticals Inc. (a)	12,781	$265,078
AVANIR Pharmaceuticals Inc. Class A (a)	37,500	126,000
Aveo Pharmaceuticals Inc. (a)	13,310	24,490
BIND Therapeutics Inc. (a)	1,377	20,779
BioDelivery Sciences International Inc. (a)	7,200	42,408
Biolase Inc. (a)	7,979	22,581
Bio-Reference Laboratories Inc. (a)	6,286	160,544
BioScrip Inc. (a)	14,554	107,700
BioTime Inc. (a)	8,436	30,370
Bluebird Bio Inc. (a)	1,696	35,582
Cadence Pharmaceuticals Inc. (a)	15,320	138,646
Cambrex Corp. (a)	7,481	133,386
Cantel Medical Corp.	8,400	284,844
Capital Senior Living Corp. (a)	7,200	172,728
Cardiovascular Systems Inc. (a)	6,270	214,998
Cell Therapeutics Inc. (a)	34,000	65,280
Celldex Therapeutics Inc. (a)	22,814	552,327
Cellular Dynamics International Inc. (a)	955	15,767
Cempra Inc. (a)	5,100	63,189
Centene Corp. (a)	13,809	814,041
Cepheid Inc. (a)	17,184	802,836
Cerus Corp. (a)	17,340	111,843
Chelsea Therapeutics International Ltd. (a)	20,300	89,929
Chemed Corp.	4,524	346,629
ChemoCentryx Inc. (a)	6,100	35,319
Chimerix Inc. (a)	2,133	32,230
Chindex International Inc. (a)	3,400	59,262
Clovis Oncology Inc. (a)	4,556	274,590
Computer Programs & Systems Inc.	2,784	172,079
Conatus Pharmaceuticals Inc. (a)	1,700	10,965
Conmed Corp.	7,029	298,732
Corcept Therapeutics Inc. (a)	11,830	38,093
Cornerstone Therapeutics Inc. (a)	1,800	17,082
Coronado Biosciences Inc. (a)	5,500	14,465
Corvel Corp. (a)	2,878	134,403
Cross Country Healthcare Inc. (a)	6,689	66,756
CryoLife Inc.	6,832	75,767
Cubist Pharmaceuticals Inc. Contingent Value Rights (a)	12,000	16,200
Curis Inc. (a)	23,487	66,233
Cutera Inc. (a)	3,600	36,648
Cyberonics Inc. (a)	6,976	456,998
Cynosure Inc. Class A (a)	4,972	132,653
Cytokinetics Inc. (a)	6,200	40,300
Cytori Therapeutics Inc. (a)	14,800	38,036
Dendreon Corp. (a)	39,000	116,610
DepoMed Inc. (a)	14,200	150,236
Derma Sciences Inc. (a)	3,100	33,542
Dexcom Inc. (a)	17,901	633,874
Durata Therapeutics Inc. (a)	3,478	44,484
Dyax Corp. (a)	31,263	235,410
Dynavax Technologies Corp. (a)	67,647	132,588
Emergent Biosolutions Inc. (a)	7,100	163,229
Emeritus Corp. (a)	10,500	227,115
Enanta Pharmaceuticals Inc. (a)	900	24,552

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Endocyte Inc. (a)	7,478	$79,940
Endologix Inc. (a)	16,229	283,034
Ensign Group Inc., The	5,000	221,350
Enzon Pharmaceuticals Inc.	9,015	10,457
Epizyme Inc. (a)	1,500	31,200
Esperion Therapeutics Inc. (a)	1,137	15,622
Exact Sciences Corp. (a)	18,376	214,815
Exactech Inc. (a)	2,600	61,776
ExamWorks Group Inc. (a)	7,792	232,747
Exelixis Inc. (a)	45,323	277,830
Fibrocell Science Inc. (a)	6,700	27,202
Five Prime Therapeutics Inc. (a)	1,500	25,185
Five Star Quality Care Inc. (a)	10,281	56,443
Fluidigm Corp. (a)	6,494	248,850
Foundation Medicine Inc. (a)	1,818	43,305
Furiex Pharmaceuticals Inc. (a)	1,578	66,292
Galena Biopharma Inc. (a)	26,100	129,456
GenMark Diagnostics Inc. (a)	8,882	118,219
Genomic Health Inc. (a)	4,300	125,861
Gentiva Health Services Inc. (a)	7,726	95,880
Geron Corp. (a)	33,973	161,032
Globus Medical Inc. Class A (a)	14,117	284,881
Greatbatch Inc. (a)	6,156	272,341
GTx Inc. (a)	6,425	10,601
Haemonetics Corp. (a)	13,104	552,072
Halozyme Therapeutics Inc. (a)	22,740	340,873
Hanger Inc. (a)	8,900	350,126
Harvard Apparatus Regenerative Techolonogy Inc. (a)	1,398	6,640
Harvard Bioscience Inc. (a)	5,592	26,282
Healthsouth Corp.	22,246	741,237
HealthStream Inc. (a)	5,282	173,091
Healthways Inc. (a)	8,570	131,550
HeartWare International Inc. (a)	4,202	394,820
Hi-Tech Pharmacal Co. Inc. (a)	2,900	125,831
HMS Holdings Corp. (a)	22,300	506,879
Horizon Pharma Inc. (a)	12,900	98,298
Hyperion Therapeutics Inc. (a)	2,100	42,462
ICU Medical Inc. (a)	3,232	205,911
Idenix Pharmaceuticals Inc. (a)	24,951	149,207
ImmunoGen Inc. (a)	21,593	316,769
Immunomedics Inc. (a)	18,285	84,111
Impax Laboratories Inc. (a)	17,400	437,436
Infinity Pharmaceuticals Inc. (a)	11,891	164,215
Insmed Inc. (a)	8,800	149,688
Insulet Corp. (a)	13,697	508,159
Insys Therapeutics Inc. (a)	1,300	50,323
Integra LifeSciences Holdings Corp. (a)	5,927	282,777
Intercept Pharmaceuticals Inc. (a)	1,800	122,904
InterMune Inc. (a)	22,918	337,582
Intrexon Corp. (a)	2,855	67,949
Invacare Corp.	8,104	188,094
IPC The Hospitalist Co. (a)	4,300	255,377
Ironwood Pharmaceuticals Inc. (a)	24,162	280,521
Isis Pharmaceuticals Inc. (a)	28,485	1,134,842
KaloBios Pharmaceuticals Inc. (a)	2,198	9,715
Karyopharm Therapeutics Inc. (a)	2,025	46,413

110	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Keryx Biopharmaceuticals Inc. (a)	21,078	$272,960
Kindred Healthcare Inc.	13,637	269,194
KYTHERA Biopharmaceuticals Inc. (a)	3,000	111,750
Landauer Inc.	2,380	125,212
Lannett Company Inc. (a)	4,700	155,570
LDR Holding Corp. (a)	1,551	36,604
Lexicon Pharmaceuticals Inc. (a)	58,500	105,300
LHC Group Inc. (a)	3,000	72,120
Ligand Pharmaceuticals Inc. Class B (a)	4,616	242,802
Luminex Corp. (a)	9,414	182,632
MacroGenics Inc. (a)	1,500	41,145
Magellan Health Services Inc. (a)	6,891	412,840
MannKind Corp. (a)	37,113	193,359
Masimo Corp. (a)	12,525	366,106
MedAssets Inc. (a)	15,308	303,558
Medical Action Industries Inc. (a)	3,600	30,816
Medicines Co., The (a)	16,076	620,855
Medidata Solutions Inc. (a)	13,456	815,030
MEI Pharma Inc. (a)	3,600	28,836
Merge Healthcare Inc. (a)	16,100	37,352
Meridian Bioscience Inc.	10,600	281,218
Merit Medical Systems Inc. (a)	10,996	173,077
Merrimack Pharmaceuticals Inc. (a)	25,500	136,170
MiMedx Group Inc. (a)	23,400	204,516
Molina Healthcare Inc. (a)	7,343	255,169
Momenta Pharmaceuticals Inc. (a)	11,911	210,586
MWI Veterinary Supply Inc. (a)	3,200	545,888
Nanosphere Inc. (a)	15,000	34,350
National Healthcare Corp.	2,773	149,492
National Research Corp. Class A (a)	2,400	45,168
Natus Medical Inc. (a)	7,800	175,500
Navidea Biopharmaceuticals Inc. (a)	29,700	61,479
Nektar Therapeutics (a)	29,208	331,511
Neogen Corp. (a)	9,176	419,343
NeoGenomics Inc. (a)	8,200	29,684
Neurocrine Biosciences Inc. (a)	16,738	156,333
NewLink Genetics Corp. (a)	4,200	92,442
Novavax Inc. (a)	48,381	247,711
NPS Pharmaceuticals Inc. (a)	25,415	771,599
NuVasive Inc. (a)	11,198	362,031
NxStage Medical Inc. (a)	14,819	148,190
Omeros Corp. (a)	7,200	81,288
Omnicell Inc. (a)	8,600	219,558
Omthera Pharmaceuticals Inc. Contingent Value Rights (a) (b)	1,326	0
OncoGenex Pharmaceutical Inc. (a)	3,596	29,991
OncoMed Pharmaceuticals Inc. (a)	1,167	34,450
Onconova Therapeutics Inc. (a)	1,475	16,933
Ophthotech Corp. (a)	2,300	74,405
Opko Health Inc. (a)	47,881	404,116
OraSure Technologies Inc. (a)	13,475	84,758
Orexigen Therapeutics Inc. (a)	26,144	147,191
Orthofix International NV (a)	5,200	118,664
Osiris Therapeutics Inc. (a)	4,300	69,144
OvaScience Inc. (a)	2,200	20,108
Owens & Minor Inc.	16,028	585,984

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Oxford Immunotec Global PLC (a)	1,600	$31,008
Pacific Biosciences of California Inc. (a)	11,869	62,075
Pacira Pharmaceuticals Inc. (a)	7,016	403,350
Parexel International Corp. (a)	14,440	652,399
PDL BioPharma Inc.	35,915	303,123
Peregrine Pharmaceuticals Inc. (a)	41,500	57,685
Pernix Therapeutics Holdings Inc. (a)	4,711	11,872
PharMerica Corp. (a)	7,418	159,487
PhotoMedex Inc. (a)	3,300	42,735
Portola Pharmaceuticals Inc. (a)	2,766	71,224
Pozen Inc.	6,699	53,860
Prestige Brands Holdings Inc. (a)	13,148	470,698
Progenics Pharmaceuticals Inc. (a)	15,369	81,917
Prothena Corp. PLC (a)	3,600	95,472
Providence Service Corp. (a)	2,599	66,846
PTC Therapeutics Inc. (a)	2,386	40,490
Puma Biotechnology Inc. (a)	5,662	586,187
Quality Systems Inc.	10,052	211,695
Questcor Pharmaceuticals Inc.	13,300	724,185
Quidel Corp. (a)	7,000	216,230
Raptor Pharmaceutical Corp. (a)	15,205	197,969
Receptos Inc. (a)	1,465	42,470
Regulus Therapeutics Inc. (a)	2,200	16,258
Relypsa Inc. (a)	1,527	38,175
Repligen Corp. (a)	7,700	105,028
Repros Therapeutics Inc. (a)	5,697	104,255
Rigel Pharmaceuticals Inc. (a)	21,497	61,266
Rockwell Medical Inc. (a)	9,756	101,853
RTI Surgical Inc. (a)	13,700	48,498
Sagent Pharmaceuticals Inc. (a)	4,839	122,814
Sangamo BioSciences Inc. (a)	15,942	221,434
Santarus Inc. (a)	14,000	447,440
Sarepta Therapeutics Inc. (a)	9,600	195,552
SciClone Pharmaceuticals Inc. (a)	14,700	74,088
Select Medical Holdings Corp.	12,134	140,876
Sequenom Inc. (a)	28,414	66,489
SIGA Technologies Inc. (a)	8,400	27,468
Skilled Healthcare Group Inc. Class A (a)	5,000	24,050
Solta Medical Inc. (a)	17,730	52,304
Spectranetics Corp. (a)	10,185	254,625
Spectrum Pharmaceuticals Inc. (a)	16,228	143,618
STAAR Surgical Co. (a)	9,524	154,194
Stemline Therapeutics Inc. (a)	2,300	45,080
STERIS Corp.	14,831	712,630
Sucampo Pharmaceuticals Inc. Class A (a)	3,900	36,660
Sunesis Pharmaceuticals Inc. (a)	8,610	40,811
Supernus Pharmaceuticals Inc. (a)	3,700	27,898
Surgical Care Affiliates Inc. (a)	2,850	99,294
SurModics Inc. (a)	3,600	87,804
Symmetry Medical Inc. (a)	9,208	92,817
Synageva BioPharma Corp. (a)	4,958	320,882
Synergy Pharmaceuticals Inc. (a)	20,000	112,600
Synta Pharmaceuticals Corp. (a)	12,900	67,596
Tandem Diabetes Care Inc. (a)	2,350	60,560

See accompanying notes to financial statements.	111

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Targacept Inc. (a)	6,778	$28,129
Team Health Holdings Inc. (a)	17,403	792,707
TearLab Corp. (a)	7,500	70,050
Tesaro Inc. (a)	3,600	101,664
Tetraphase Pharmaceuticals Inc. (a)	3,800	51,376
TG Therapeutics Inc. (a)	3,200	12,480
TherapeuticsMD Inc. (a)	21,900	114,099
Thoratec Corp. (a)	14,500	530,700
Threshold Pharmaceuticals Inc. (a)	11,400	53,238
Tornier NV (a)	6,502	122,173
Triple-S Management Corp. Class B (a)	5,900	114,696
U.S. Physical Therapy Inc.	3,200	112,832
Unilife Corp. (a)	25,194	110,854
Universal American Corp.	9,556	69,759
USMD Holdings Inc. (a)	300	6,033
Utah Medical Products Inc.	800	45,728
Vanda Pharmaceuticals Inc. (a)	8,400	104,244
Vascular Solutions Inc. (a)	4,400	101,860
Veracyte Inc. (a)	1,321	19,154
Verastem Inc. (a)	4,600	52,440
Vical Inc. (a)	18,663	22,022
ViroPharma Inc. (a)	16,683	831,648
VIVUS Inc. (a)	25,261	229,370
Vocera Communications Inc. (a)	5,200	81,172
Volcano Corp. (a)	14,000	305,900
WellCare Health Plans Inc. (a)	10,977	773,000
West Pharmaceutical Services Inc.	17,528	859,924
Wright Medical Group Inc. (a)	10,181	312,659
Xenoport Inc. (a)	10,722	61,652
XOMA Corp. (a)	19,800	133,254
Zeltiq Aesthetics Inc. (a)	4,300	81,313
ZIOPHARM Oncology Inc. (a)	20,691	89,799
Zogenix Inc. (a)	25,404	87,389

		56,193,483

Industrials (14.34%)
Aaon Inc.	7,267	232,181
AAR Corp.	9,903	277,383
ABM Industries Inc.	14,035	401,261
Acacia Research Corp.	12,252	178,144
ACCO Brands Corp. (a)	28,622	192,340
Accuride Corp. (a)	9,947	37,102
Aceto Corp.	6,964	174,170
Acorn Energy Inc.	4,500	18,315
Actuant Corp. Class A	18,393	673,920
Acuity Brands Inc.	10,913	1,193,009
Advisory Board Co., The (a)	9,056	576,596
Aegion Corp. (a)	10,056	220,126
Aerovironment Inc. (a)	4,804	139,941
Air Transport Services Group Inc. (a)	13,100	105,979
Aircastle Ltd.	17,604	337,293
Alamo Group Inc.	1,885	114,401
Albany International Corp. Class A	7,251	260,528
Allegiant Travel Co.	3,810	401,726
Altra Industrial Motion Corp.	6,900	236,118
Ameresco Inc. Class A (a)	5,100	49,266
American Railcar Industries Inc.	2,509	114,787

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
American Science & Engineering Inc.	2,081	$149,645
American Superconductor Corp. (a)	9,196	15,081
American Woodmark Corp. (a)	2,433	96,176
Ampco-Pittsburgh Corp.	2,200	42,790
API Technologies Corp. (a)	8,300	28,303
Apogee Enterprises Inc.	7,436	267,027
Applied Industrial Technologies Inc.	10,549	517,850
ARC Document Solutions Inc. (a)	9,321	76,619
Argan Inc.	3,500	96,460
Arkansas Best Corp.	6,690	225,319
Astec Industries Inc.	5,014	193,691
Astronics Corp. (a)	3,843	195,993
Atlas Air Worldwide Holdings Inc. (a)	6,643	273,359
AZZ Inc.	6,400	312,704
Barnes Group Inc.	13,644	522,702
Barrett Business Services Inc.	1,800	166,932
Beacon Roofing Supply Inc. (a)	12,385	498,868
Blount International Inc. (a)	12,494	180,788
BlueLinx Holdings Inc. (a)	8,286	16,158
Brady Corp.	11,813	365,376
Briggs & Stratton Corp.	12,180	265,037
Brink’s Co., The	12,299	419,888
Builders FirstSource Inc. (a)	12,205	87,144
CAI International Inc. (a)	4,300	101,351
Capstone Turbine Corp. (a)	75,737	97,701
Casella Waste Systems Inc. Class A (a)	11,014	63,881
CBIZ Inc. (a)	9,736	88,792
CDI Corp.	3,486	64,596
CECO Environmental Corp.	4,484	72,506
Celadon Group Inc.	5,200	101,296
Cenveo Inc. (a)	13,671	47,028
Chart Industries Inc. (a)	7,700	736,428
CIRCOR International Inc.	4,521	365,206
Clarcor Inc.	12,513	805,212
Coleman Cable Inc.	2,470	64,763
Columbus McKinnon Corp. (a)	5,100	138,414
Comfort Systems USA Inc.	9,773	189,498
Commercial Vehicle Group Inc. (a)	6,196	45,045
Consolidated Graphics Inc. (a)	1,901	128,203
Corporate Executive Board Co., The	8,600	665,898
Courier Corp.	3,101	56,097
CRA International Inc. (a)	2,415	47,817
Cubic Corp.	5,165	271,989
Curtiss-Wright Corp.	11,878	739,168
Deluxe Corp.	13,000	678,470
DigitalGlobe Inc. (a)	18,923	778,681
Douglas Dynamics Inc.	5,610	94,360
Ducommun Inc. (a)	2,600	77,506
DXP Enterprises Inc. (a)	2,400	276,480
Dycom Industries Inc. (a)	8,333	231,574
Dynamic Materials Corp.	3,754	81,612
Echo Global Logistics Inc. (a)	4,500	96,660
EMCOR Group Inc.	16,956	719,613
Encore Wire Corp.	5,295	286,989
Energy Recovery Inc. (a)	11,500	63,940
EnerNOC Inc. (a)	6,830	117,544
EnerSys	12,185	854,047

112	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Engility Holdings Inc. (a)	4,300	$143,620
Ennis Inc.	6,632	117,386
Enphase Energy Inc. (a)	4,000	25,360
EnPro Industries Inc. (a)	5,248	302,547
Erickson Air-Crane Inc. (a)	900	18,711
ESCO Technologies Inc.	6,810	233,311
Esterline Technologies Corp. (a)	7,989	814,558
ExOne Co., The (a)	1,731	104,656
Exponent Inc.	3,329	257,798
Federal Signal Corp. (a)	16,134	236,363
Flow International Corp. (a)	12,300	49,692
Forward Air Corp.	7,708	338,458
Franklin Covey Co. (a)	2,200	43,736
Franklin Electric Co. Inc.	11,896	531,037
Freightcar America Inc.	3,060	81,457
FTI Consulting Inc. (a)	10,182	418,887
FuelCell Energy Inc. (a)	40,110	56,555
Furmanite Corp. (a)	9,400	99,828
G&K Services Inc. Class A	4,980	309,905
GenCorp Inc. (a)	15,226	274,373
Generac Holdings Inc.	13,090	741,418
General Cable Corp.	12,800	376,448
Gibraltar Industries Inc. (a)	8,082	150,244
Global Brass & Copper Holdings Inc.	2,000	33,100
Global Power Equipment Group Inc.	4,373	85,580
Gorman-Rupp Co., The	4,791	160,163
GP Strategies Corp. (a)	3,800	113,202
GrafTech International Ltd. (a)	29,900	335,777
Graham Corp.	2,600	94,354
Granite Construction Inc.	9,953	348,156
Great Lakes Dredge & Dock Co. (a)	14,800	136,160
Greenbrier Companies Inc., The (a)	6,234	204,725
Griffon Corp.	11,236	148,428
H&E Equipment Services Inc. (a)	7,500	222,225
Hardinge Inc.	3,000	43,410
Hawaiian Holdings Inc. (a)	13,000	125,190
Healthcare Services Group Inc.	17,547	497,808
Heartland Express Inc.	11,776	231,045
Heico Corp.	16,841	975,936
Heidrick & Struggles International Inc.	4,712	94,900
Heritage-Crystal Clean Inc. (a)	2,567	52,598
Herman Miller Inc.	14,700	433,944
HNI Corp.	11,547	448,370
Houston Wire & Cable Co.	4,500	60,210
Hub Group Inc. (a)	9,450	376,869
Hurco Companies Inc.	1,569	39,241
Huron Consulting Group Inc. (a)	5,990	375,693
Hyster-Yale Materials Handling Inc.	2,696	251,159
ICF International Inc. (a)	5,200	180,492
II-VI Inc. (a)	13,296	234,010
Innerworkings Inc. (a)	10,952	85,316
Innovative Solutions and Support Inc. (a)	3,100	22,599
Insperity Inc.	5,699	205,905
Insteel Industries Inc.	4,500	102,285
Interface Inc.	15,405	338,294
International Shipholding Corp.	1,333	39,324

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Intersections Inc.	2,270	$17,683
Jetblue Airways Corp. (a)	58,835	503,039
John Bean Technologies Corp.	7,400	217,042
Kadant Inc.	2,858	115,806
Kaman Corp.	6,846	271,992
Kelly Services Inc. Class A	6,716	167,497
Keyw Holding Corp., The (a)	7,911	106,324
Kforce Inc.	6,726	137,614
Kimball International Inc. Class B	8,683	130,505
Knight Transportation Inc.	14,296	262,189
Knoll Inc.	12,244	224,188
Korn/Ferry International (a)	12,233	319,526
Kratos Defense & Security Solutions Inc. (a)	11,824	90,808
L.B. Foster Co. Class A	2,536	119,927
Layne Christensen Co. (a)	4,986	85,161
Lindsay Corp.	3,298	272,910
LMI Aerospace Inc. (a)	2,700	39,798
LSI Industries Inc.	5,747	49,826
Lydall Inc. (a)	4,190	73,828
Manitex International Inc. (a)	3,900	61,932
Marten Transport Ltd.	5,797	117,041
MasTec Inc. (a)	15,081	493,450
Matson Inc.	11,000	287,210
McGrath Rentcorp	6,340	252,332
Meritor Inc. (a)	24,715	257,777
Middleby Corp., The (a)	4,793	1,150,176
Miller Industries Inc.	3,200	59,616
Mine Safety Appliances Co.	7,218	369,634
Mistras Group Inc. (a)	3,962	82,727
Mobile Mini Inc. (a)	9,747	401,381
Moog Inc. Class A (a)	11,440	777,234
Mueller Industries Inc.	7,197	453,483
Mueller Water Products Inc.	40,003	374,828
Multi-Color Corp.	3,273	123,523
MYR Group Inc. (a)	5,400	135,432
National Presto Industries Inc.	1,218	98,049
Navigant Consulting Inc. (a)	12,848	246,682
NCI Building Systems Inc. (a)	5,254	92,155
NL Industries Inc.	1,843	20,605
NN Inc.	4,617	93,217
Norcraft Companies Inc. (a)	1,936	37,984
Nortek Inc. (a)	2,289	170,759
Northwest Pipe Co. (a)	2,400	90,624
Odyssey Marine Exploration Inc. (a)	19,131	38,645
Omega Flex Inc.	600	12,276
On Assignment Inc. (a)	11,700	408,564
Orbital Sciences Corp. (a)	15,229	354,836
Orion Marine Group Inc. (a)	6,764	81,371
Pacer International Inc. (a)	9,470	78,222
Park-Ohio Holdings Corp. (a)	2,266	118,738
Patrick Industries Inc. (a)	1,700	49,181
Patriot Transportation Holding Inc. (a)	1,800	74,718
Pendrell Corp. (a)	40,546	81,497
Performant Financial Corp. (a)	5,500	56,650
PGT Inc. (a)	8,300	83,996
Pike Corp. (a)	6,400	67,648

See accompanying notes to financial statements.	113

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Ply Gem Holdings Inc. (a)	3,900	$70,317
PMFG Inc. (a)	5,100	46,155
Polypore International Inc. (a)	11,900	462,910
Powell Industries Inc.	2,355	157,761
Power Solutions International Inc. (a)	500	37,550
PowerSecure International Inc. (a)	5,500	94,435
Preformed Line Products Co.	600	43,896
Primoris Services Corp.	8,864	275,936
Proto Labs Inc. (a)	4,308	306,643
Quad Graphics Inc.	6,240	169,915
Quality Distribution Inc. (a)	5,376	68,974
Quanex Building Products Corp.	9,241	184,081
Raven Industries Inc.	9,184	377,830
RBC Bearings Inc. (a)	5,800	410,350
Republic Airways Holdings Inc. (a)	12,432	132,898
Resources Connection Inc.	10,564	151,382
Revolution Lighting Technologies Inc. (a)	7,400	25,345
Rexnord Corp. (a)	7,772	209,922
Roadrunner Transportation Systems Inc. (a)	4,831	130,195
RPX Corp. (a)	8,066	136,315
Rush Enterprises Inc. Class A (a)	9,068	268,866
Saia Inc. (a)	6,202	198,774
Schawk Inc.	3,482	51,777
Simpson Manufacturing Co. Inc.	10,357	380,413
SkyWest Inc.	13,121	194,584
Sparton Corp. (a)	2,600	72,670
Spirit Airlines Inc. (a)	15,455	701,812
Standard Plus Corp. (a)	3,900	101,556
Standex International Corp.	3,327	209,202
Steelcase Inc.	21,500	340,990
Sterling Construction Company Inc. (a)	4,300	50,439
Stock Building Supply Holdings Inc. (a)	1,998	36,404
Sun Hydraulics Corp.	5,400	220,482
Swift Transportation Co. (a)	21,261	472,207
Swisher Hygiene Inc. (a)	28,533	14,669
TAL International Group Inc.	8,600	493,210
Taser International Inc. (a)	12,792	203,137
Team Inc. (a)	5,200	220,168
Tecumseh Products Co. Class A (a)	4,600	41,630
Teledyne Technologies Inc. (a)	9,513	873,864
Tennant Co.	4,571	309,960
Tetra Tech Inc. (a)	16,421	459,460
Textainer Group Holdings Ltd.	5,300	213,166
Thermon Group Holdings Inc. (a)	6,724	183,767
Titan International Inc.	13,438	241,615
Titan Machinery Inc. (a)	4,300	76,626
TRC Companies Inc. (a)	4,335	30,952
Trex Co. Inc. (a)	4,434	352,636
TriMas Corp. (a)	11,455	456,940
TrueBlue Inc. (a)	10,310	265,792
Tutor Perini Corp. (a)	9,473	249,140
Twin Disc Inc.	2,052	53,126
Ultrapetrol Bahamas Ltd. (a)	5,300	19,822
UniFirst Corp.	3,775	403,925
United Stationers Inc.	10,208	468,445

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Universal Forest Products Inc.	5,110	$266,435
Universal Truckload Services Inc.	1,400	42,714
US Ecology Inc.	5,558	206,702
USG Corp. (a)	19,522	554,034
UTi Worldwide Inc.	23,300	409,148
Viad Corp.	5,162	143,400
Vicor Corp. (a)	4,808	64,523
VSE Corp.	1,100	52,811
Wabash National Corp. (a)	17,043	210,481
WageWorks Inc. (a)	6,400	380,416
Watsco Inc.	6,468	621,316
Watts Water Technologies Inc.	7,251	448,619
Werner Enterprises Inc.	11,626	287,511
Wesco Aircraft Holdings Inc. (a)	10,260	224,899
West Corp.	5,300	136,263
Woodward Inc.	17,410	794,070
Xerium Technologies Inc. (a)	2,700	44,523
XPO Logistics Inc. (a)	7,676	201,802
YRC Worldwide Inc. (a)	3,000	52,110

		61,546,346

Information Technology (17.61%)
Accelrys Inc. (a)	14,125	134,752
ACI Worldwide Inc. (a)	10,116	657,540
Actuate Corp. (a)	12,500	96,375
Acxiom Corp. (a)	18,661	690,084
Adtran Inc.	15,248	411,848
Advanced Energy Industries Inc. (a)	9,933	227,068
Advent Software Inc.	8,410	294,266
Aeroflex Holding Corp. (a)	4,884	31,746
Agilysys Inc. (a)	3,514	48,915
Alliance Fiber Optic Products Inc.	2,800	42,140
Alpha & Omega Semiconductor Ltd. (a)	4,490	34,618
Ambarella Inc. (a)	4,600	156,078
American Software Inc. Class A	6,300	62,181
Amkor Technology Inc. (a)	17,964	110,119
ANADIGICS Inc. (a)	20,400	37,536
Anaren Inc. (a)	2,846	79,660
Angie’s List Inc. (a)	10,500	159,075
Anixter International Inc.	6,835	614,056
Applied Micro Circuits Corp. (a)	18,562	248,360
Applied Optoelectronics Inc. (a)	1,100	16,511
ARRIS Group Inc. (a)	29,806	726,223
Aruba Networks Inc. (a)	29,155	521,874
Aspen Technology Inc. (a)	23,762	993,252
ATMI Inc. (a)	7,988	241,317
Audience Inc. (a)	2,400	27,936
AVG Technologies NV (a)	6,000	103,260
Aviat Networks Inc. (a)	15,150	34,239
Avid Technology Inc. (a)	8,400	68,460
Axcelis Technologies Inc. (a)	25,726	62,771
Badger Meter Inc.	3,730	203,285
Bankrate Inc. (a)	11,751	210,813
Barracuda Networks Inc. (a)	1,046	41,505
Bazaarvoice Inc. (a)	12,000	95,040

114	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Bel Fuse Inc.	2,483	$52,913
Belden Inc.	11,173	787,138
Benchmark Electronics Inc. (a)	14,076	324,874
Benefitfocus Inc. (a)	1,325	76,506
Black Box Corp.	4,155	123,819
Blackbaud Inc.	11,711	440,919
Blackhawk Network Holdings Inc. (a)	2,800	70,728
Blucora Inc. (a)	10,420	303,847
Bottomline Technologies Inc. (a)	9,731	351,873
Brightcove Inc. (a)	7,000	98,980
BroadSoft Inc. (a)	7,000	191,380
Brooks Automation Inc.	17,449	183,040
Cabot Microelectronics Corp. (a)	5,861	267,848
CACI International Inc. Class A (a)	5,818	425,994
CalAmp Corp. (a)	9,100	254,527
Calix Inc. (a)	10,120	97,557
Callidus Software Inc. (a)	10,603	145,579
Carbonite Inc. (a)	2,900	34,307
Cardtronics Inc. (a)	11,400	495,330
Cass Information Systems Inc.	2,706	182,249
Cavium Inc. (a)	13,037	449,907
CEVA Inc. (a)	5,300	80,666
ChannelAdvisor Corp. (a)	1,566	65,318
Checkpoint Systems Inc. (a)	10,615	167,399
Chegg Inc. (a)	3,853	32,789
Ciber Inc. (a)	18,443	76,354
Ciena Corp. (a)	25,700	615,001
Cirrus Logic Inc. (a)	16,097	328,862
Cognex Corp.	22,022	840,800
Coherent Inc. (a)	6,200	461,218
Cohu Inc.	6,008	63,084
CommVault Systems Inc. (a)	11,888	890,173
Computer Task Group Inc.	4,000	75,600
comScore Inc. (a)	8,928	255,430
Comtech Telecommunications Corp.	4,388	138,310
Comverse Inc. (a)	5,549	215,301
Constant Contact Inc. (a)	7,700	239,239
Control4 Corp. (a)	1,142	20,213
Convergys Corp.	26,461	557,004
Cornerstone OnDemand Inc. (a)	10,192	543,641
CoStar Group Inc. (a)	7,228	1,334,144
Covisint Corp. (a)	1,975	24,786
Cray Inc. (a)	10,222	280,696
CSG Systems International Inc.	8,665	254,751
CTS Corp.	8,641	172,042
Cvent Inc. (a)	1,599	58,188
Cyan Inc. (a)	1,931	10,215
Cypress Semiconductor Corp.	37,600	394,800
Daktronics Inc.	9,652	151,343
Datalink Corp. (a)	4,900	53,410
Dealertrack Technologies Inc. (a)	11,041	530,851
Demand Media Inc. (a)	8,933	51,543
Demandware Inc. (a)	4,700	301,364
Dice Holdings Inc. (a)	10,518	76,256
Digi International Inc. (a)	6,780	82,174
Digimarc Corp.	1,481	28,524
Digital River Inc. (a)	8,778	162,393

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Diodes Inc. (a)	9,346	$220,192
DSP Group Inc. (a)	4,724	45,870
DTS Inc. (a)	4,546	109,013
E2open Inc. (a)	3,700	88,467
EarthLink Inc.	27,140	137,600
Ebix Inc.	8,139	119,806
eGain Corp. (a)	3,300	33,792
Electro Rent Corp.	4,606	85,303
Electro Scientific Industries Inc.	6,538	68,387
Electronics for Imaging Inc. (a)	11,808	457,324
Ellie Mae Inc. (a)	6,748	181,319
Emulex Corp. (a)	20,580	147,353
Endurance International Group
Holdings Inc. (a)	5,634	79,890
Entegris Inc. (a)	35,713	414,271
Entropic Communications Inc. (a)	23,700	111,627
Envestnet Inc. (a)	5,700	229,710
EPAM Systems Inc. (a)	5,700	199,158
EPIQ Systems Inc.	8,290	134,381
ePlus Inc. (a)	918	52,179
Euronet Worldwide Inc. (a)	12,597	602,766
EVERTEC Inc.	7,400	182,484
Exar Corp. (a)	9,767	115,153
Exlservice Holdings Inc. (a)	8,464	233,776
Extreme Networks Inc. (a)	24,164	169,148
Fabrinet (a)	7,028	144,496
Fair Isaac Corp.	9,102	571,970
FARO Technologies Inc. (a)	4,249	247,717
FEI Co.	10,545	942,301
Finisar Corp. (a)	23,667	566,115
Fleetmatics Group Ltd. PLC (a)	4,500	194,625
Formfactor Inc. (a)	13,743	82,733
Forrester Research Inc.	3,152	120,596
Fusion-io Inc. (a)	21,000	187,110
Gerber Scientific Inc. Escrow Shares (a) (b)	6,402	0
Gigamon Inc. (a)	1,928	54,138
Global Cash Access Holdings Inc. (a)	16,837	168,202
Global Eagle Entertainment Inc. (a)	6,000	89,220
Glu Mobile Inc. (a)	16,612	64,621
Gogo Inc. (a)	2,731	67,756
GSI Group Inc. (a)	8,355	93,910
GSI Technology Inc. (a)	5,400	35,856
GT Advanced Technologies Inc. (a)	34,400	299,968
Guidance Software Inc. (a)	4,844	48,924
Guidewire Software Inc. (a)	12,385	607,732
Hackett Group Inc., The	6,294	39,086
Harmonic Inc. (a)	26,645	196,640
Heartland Payment Systems Inc.	9,175	457,282
Higher One Holdings Inc. (a)	8,471	82,677
Hittite Microwave Corp. (a)	8,100	500,013
Hutchinson Technology Inc. (a)	5,800	18,560
iGate Corp. (a)	8,726	350,436
Imation Corp. (a)	7,659	35,844
Immersion Corp. (a)	7,200	74,736
Imperva Inc. (a)	5,254	252,875
Infinera Corp. (a)	29,921	292,627

See accompanying notes to financial statements.	115

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Infoblox Inc. (a)	13,600	$449,072
Inphi Corp. (a)	6,737	86,907
Insight Enterprises Inc. (a)	11,048	250,900
Integrated Device Technology Inc. (a)	33,703	343,434
Integrated Silicon Solution Inc. (a)	7,139	86,311
Interactive Intelligence Group (a)	4,011	270,181
InterDigital Inc.	10,592	312,358
Intermolecular Inc. (a)	4,700	23,124
Internap Network Services Corp. (a)	14,490	108,965
International Rectifier Corp. (a)	17,600	458,832
Intersil Corp. Class A	32,200	369,334
Intralinks Holdings Inc. (a)	9,533	115,445
InvenSense Inc. (a)	14,700	305,466
Itron Inc. (a)	10,000	414,300
Ixia (a)	13,999	186,327
IXYS Corp.	6,314	81,893
j2 Global Inc.	11,615	580,866
Jive Software Inc. (a)	9,900	111,375
Kemet Corp. (a)	10,879	61,358
Kopin Corp. (a)	17,200	72,584
KVH Industries Inc. (a)	4,200	54,726
Lattice Semiconductor Corp. (a)	29,593	163,057
Limelight Networks Inc. (a)	14,179	28,074
Lionbridge Technologies Inc. (a)	14,200	84,632
Liquidity Services Inc. (a)	6,312	143,030
Littelfuse Inc.	5,637	523,846
LivePerson Inc. (a)	13,900	205,998
LogMeIn Inc. (a)	6,070	203,648
LTX-Credence Corp. (a)	12,296	98,245
Luxoft Holding Inc. (a)	1,168	44,361
M/A-COM Technology Solutions Holdings Inc. (a)	2,600	44,174
Manhattan Associates Inc. (a)	4,905	576,239
ManTech International Corp. Class A	6,055	181,226
Marchex Inc. Class B	5,366	46,416
Marin Software Inc. (a)	2,300	23,552
Marketo Inc. (a)	1,731	64,168
Mavenir Systems Inc. (a)	1,446	16,137
MAXIMUS Inc.	17,296	760,851
MaxLinear Inc. Class A (a)	5,786	60,348
Maxwell Technologies Inc. (a)	6,900	53,613
Measurement Specialties Inc. (a)	3,900	236,691
Mentor Graphics Corp.	24,256	583,842
Mercury Systems Inc. (a)	7,978	87,359
Mesa Laboratories Inc.	700	55,006
Methode Electronics Inc.	9,367	320,258
Micrel Inc.	12,495	123,326
Microsemi Corp. (a)	23,561	587,847
MicroStrategy Inc. (a)	2,325	288,858
Millennial Media Inc. (a)	8,800	63,976
Mitek Systems Inc. (a)	7,100	42,174
MKS Instruments Inc.	13,578	406,525
Model N Inc. (a)	2,000	23,580
ModusLink Global Solutions Inc. (a)	9,195	52,687
MoneyGram International Inc. (a)	5,462	113,500
Monolithic Power Systems Inc. (a)	9,403	325,908
Monotype Imaging Holdings Inc.	9,700	309,042

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Monster Worldwide Inc. (a)	26,900	$191,797
MoSys Inc. (a)	11,682	64,485
Move Inc. (a)	10,552	168,726
MTS Systems Corp.	3,970	282,862
Multi-Fineline Electronix Inc. (a)	2,134	29,641
Nanometrics Inc. (a)	5,904	112,471
Neonode Inc. (a)	7,300	46,136
NeoPhotonics Corp. (a)	5,000	35,300
Netgear Inc. (a)	9,848	324,393
NetScout Systems Inc. (a)	9,200	272,228
Newport Corp. (a)	10,018	181,025
NIC Inc.	16,406	408,017
Nimble Storage Inc. (a)	26	1,178
NumereX Corp. Class A (a)	3,427	44,380
NVE Corp. (a)	1,200	69,936
Omnivision Technologies Inc. (a)	14,045	241,574
OpenTable Inc. (a)	5,800	460,346
Oplink Communications Inc. (a)	5,145	95,697
OSI Systems Inc. (a)	5,065	269,002
Park Electrochemical Corp.	5,088	146,127
ParkerVision Inc. (a)	22,000	100,100
PC Connection Inc.	2,220	55,167
PC-Tel Inc.	4,700	44,979
PDF Solutions Inc. (a)	6,463	165,582
Pegasystems Inc.	4,340	213,441
Peregrine Semiconductor Corp. (a)	6,595	48,869
Perficient Inc. (a)	8,600	201,412
Pericom Semiconductor Corp. (a)	5,809	51,468
Photronics Inc. (a)	15,972	144,227
Planet Payment Inc. (a)	10,500	29,190
Plantronics Inc.	10,996	510,764
Plexus Corp. (a)	8,740	378,355
PLX Technology Inc. (a)	11,411	75,084
PMC-Sierra Inc. (a)	52,400	336,932
Power Integrations Inc.	7,389	412,454
PRGX Global Inc. (a)	7,431	49,936
Procera Networks Inc. (a)	5,444	81,769
Progress Software Corp. (a)	13,310	343,797
Proofpoint Inc. (a)	5,900	195,703
PROS Holdings Inc. (a)	5,800	231,420
PTC Inc. (a)	30,544	1,080,952
QAD Inc. Class A	1,458	25,748
QLIK Technologies Inc. (a)	22,039	586,899
QLogic Corp. (a)	23,100	273,273
Qualys Inc. (a)	3,700	85,507
Quantum Corp. (a)	52,795	63,354
QuinStreet Inc. (a)	8,298	72,110
Radisys Corp. (a)	5,929	13,577
Rally Software Development Corp. (a)	1,700	33,065
Rambus Inc. (a)	27,958	264,762
RealD Inc. (a)	9,798	83,675
Realnetworks Inc. (a)	5,369	40,536
RealPage Inc. (a)	11,616	271,582
Reis Inc. (a)	2,100	40,383
Responsys Inc. (a)	9,225	252,857
RF Micro Devices Inc. (a)	72,598	374,606

116	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Richardson Electronics Ltd.	2,833	$32,183
Rocket Fuel Inc. (a)	1,226	75,387
Rofin-Sinar Technologies Inc. (a)	7,434	200,867
Rogers Corp. (a)	4,365	268,448
Rosetta Stone Inc. (a)	2,689	32,860
Rubicon Technology Inc. (a)	4,200	41,790
Ruckus Wireless Inc. (a)	11,800	167,560
Rudolph Technologies Inc. (a)	8,817	103,512
Sanmina Corp. (a)	20,826	347,794
Sapiens International Corp. NV	5,000	38,550
Sapient Corp. (a)	28,108	487,955
ScanSource Inc. (a)	6,978	296,077
SciQuest Inc. (a)	5,654	161,026
SeaChange International Inc. (a)	8,200	99,712
Semtech Corp. (a)	17,149	433,527
ServiceSource International Inc. (a)	15,159	127,032
ShoreTel Inc. (a)	14,639	135,850
Shutterstock Inc. (a)	1,900	158,897
Sigma Designs Inc. (a)	6,896	32,549
Silicon Graphics International Corp. (a)	8,400	112,644
Silicon Image Inc. (a)	19,073	117,299
Silver Spring Networks Inc. (a)	1,500	31,500
Sonus Networks Inc. (a)	56,106	176,734
Spansion Inc. Class A (a)	11,869	164,860
Spark Networks Inc. (a)	4,400	27,104
Speed Commerce Inc. (a)	12,600	58,842
SPS Commerce Inc. (a)	4,125	269,362
SS&C Technologies Holdings Inc. (a)	14,717	651,374
Stamps.com Inc. (a)	3,328	140,109
SunEdison Inc. (a)	67,556	881,606
SunPower Corp. (a)	10,400	310,024
Super Micro Computer Inc. (a)	8,307	142,548
Supertex Inc. (a)	2,380	59,619
Support.com Inc. (a)	13,100	49,649
Sykes Enterprises Inc. (a)	9,935	216,682
Synaptics Inc. (a)	8,324	431,266
Synchronoss Technologies Inc. (a)	7,300	226,811
SYNNEX Corp. (a)	6,705	451,917
Syntel Inc.	3,858	350,885
Take-Two Interactive Software Inc. (a)	20,400	354,348
Tangoe Inc. (a)	7,618	137,200
TechTarget (a)	3,326	22,816
TeleCommunication Systems Inc. Class A (a)	11,900	27,608
TeleNav Inc. (a)	4,108	27,072
TeleTech Holdings Inc. (a)	4,905	117,426
TESSCO Technologies Inc.	1,400	56,448
Tessera Technologies Inc.	13,272	261,591
Textura Corp. (a)	1,303	39,012
TiVo Inc. (a)	32,340	424,301
Travelzoo Inc. (a)	2,100	44,772
Tremor Video Inc. (a)	2,400	13,920
TriQuint Semiconductor Inc. (a)	41,915	349,571
Trulia Inc. (a)	7,169	252,851
TTM Technologies Inc. (a)	13,560	116,345
Tyler Technologies Inc. (a)	7,990	816,019
Ubiquiti Networks Inc. (a)	3,146	144,590

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Ultimate Software Group Inc., The (a)	6,978	$1,069,169
Ultra Clean Holdings Inc. (a)	6,323	63,420
Ultratech Inc. (a)	6,879	199,491
Uni-Pixel Inc. (a)	2,500	25,025
Unisys Corp. (a)	11,379	381,993
United Online Inc.	3,322	45,711
Universal Display Corp. (a)	10,098	346,967
Unwired Planet Inc. (a)	23,012	31,757
ValueClick Inc. (a)	17,064	398,786
VASCO Data Security International Inc. (a)	6,902	53,352
Veeco Instruments Inc. (a)	10,102	332,457
Verint Systems Inc. (a)	13,377	574,408
ViaSat Inc. (a)	9,999	626,437
Viasystems Group Inc. (a)	1,056	14,446
Violin Memory Inc. (a)	4,877	19,313
Virnetx Holding Corp. (a)	10,627	206,270
Virtusa Corp. (a)	5,100	194,259
Vishay Precision Group Inc. (a)	3,021	44,983
VistaPrint NV (a)	8,334	473,788
Vocus Inc. (a)	4,400	50,116
Vringo Inc. (a)	16,700	49,432
Web.com Group Inc. (a)	10,557	335,607
WebMD Health Corp. (a)	7,282	287,639
Westell Technologies Inc. Class A (a)	12,062	48,851
WEX Inc. (a)	9,898	980,199
Wix.com Ltd. (a)	2,100	56,385
XO Group Inc. (a)	6,900	102,534
Xoom Corp. (a)	2,226	60,926
Yelp Inc. (a)	8,300	572,285
YuMe Inc. (a)	1,843	13,730
Zillow Inc. (a)	5,974	488,255
Zix Corp. (a)	16,400	74,786
Zygo Corp. (a)	4,300	63,554

		75,553,275

Materials (4.85%)
A. Schulman Inc.	7,645	269,563
Advanced Emissions Solutions Inc. (a)	2,800	151,844
AEP Industries Inc. (a)	1,100	58,112
AK Steel Holding Corp. (a)	34,300	281,260
Allied Nevada Gold Corp. (a)	25,800	91,590
AM Castle & Co. (a)	4,189	61,872
AMCOL International Corp.	6,944	235,957
American Pacific Corp. (a)	1,500	55,890
American Vanguard Corp.	7,413	180,062
Arabian American Development Co. (a)	5,000	62,750
Axiall Corp.	17,682	838,834
Balchem Corp.	7,588	445,416
Berry Plastics Group Inc. (a)	14,300	340,197
Boise Cascade Co. (a)	2,998	88,381
Calgon Carbon Corp. (a)	13,345	274,507
Century Aluminum Co. (a)	12,700	132,842
Chase Corp.	1,554	54,856

See accompanying notes to financial statements.	117

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
Chemtura Corp. (a)	25,025	$698,698
Clearwater Paper Corp. (a)	5,376	282,240
Coeur Mining Inc. (a)	25,446	276,089
Commercial Metals Co.	29,800	605,834
Deltic Timber Corp.	2,930	199,064
Ferro Corp. (a)	18,817	241,422
Flotek Industries Inc. (a)	12,328	247,423
FutureFuel Corp.	5,373	84,893
General Moly Inc. (a)	16,300	21,842
Globe Specialty Metals Inc.	16,405	295,454
Gold Resource Corp.	8,473	38,383
Graphic Packaging Holding Co. (a)	49,510	475,296
GSE Holding Inc. (a)	2,000	4,140
Handy & Harman Ltd. (a)	1,448	35,056
Hawkins Inc.	2,365	87,954
Haynes International Inc.	3,100	171,244
HB Fuller Co.	12,754	663,718
Headwaters Inc. (a)	18,276	178,922
Hecla Mining Co.	86,161	265,376
Horsehead Holding Corp. (a)	12,829	207,958
Innophos Holdings Inc.	5,700	277,020
Innospec Inc.	6,049	279,585
Intrepid Potash Inc. (a)	13,600	215,424
Kaiser Aluminum Corp.	4,800	337,152
Kapstone Paper and Packaging Corp. (a)	10,373	579,436
KMG Chemicals Inc.	2,001	33,797
Koppers Holdings Inc.	5,319	243,344
Kraton Performance Polymers Inc. (a)	8,414	193,943
Landec Corp. (a)	6,700	81,204
Louisiana-Pacific Corp. (a)	35,310	653,588
LSB Industries Inc. (a)	5,000	205,100
Marrone Bio Innovations Inc. (a)	1,356	24,110
Materion Corp.	5,252	162,024
Midway Gold Corp. (a)	25,705	20,821
Minerals Technologies Inc.	8,718	523,690
Molycorp Inc. (a)	39,059	219,512
Myers Industries Inc.	6,945	146,678
Neenah Paper Inc.	4,153	177,624
Noranda Aluminum Holding Corp.	8,404	27,649
Olin Corp.	20,610	594,598
Olympic Steel Inc.	2,300	66,654
OM Group Inc. (a)	8,191	298,234
Omnova Solutions Inc. (a)	11,758	107,115
P. H. Glatfelter Co.	10,796	298,401
Paramount Gold and Silver Corp. (a)	33,152	30,891
Penford Corp. (a)	2,400	30,840
PolyOne Corp.	25,319	895,027
Quaker Chemical Corp.	3,300	254,331
Resolute Forest Products (a)	18,001	288,376
RTI International Metals Inc. (a)	7,774	265,949
Schnitzer Steel Industries Inc. Class A	6,800	222,156
Schweitzer-Mauduit International Inc.	7,948	409,084
Sensient Technologies Corp.	12,653	613,924

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
Stepan Co.	4,680	$307,148
Stillwater Mining Co. (a)	29,699	366,486
SunCoke Energy Inc. (a)	17,990	410,352
Taminco Corp. (a)	3,900	78,819
Texas Industries Inc. (a)	5,427	373,269
Tredegar Corp.	6,399	184,355
UFP Technologies Inc. (a)	1,400	35,308
United States Lime & Minerals Inc. (a)	600	36,702
Universal Stainless & Alloy Products Inc. (a)	1,924	69,379
US Concrete Inc. (a)	3,400	76,942
US Silica Holdings Inc.	5,600	191,016
Walter Energy Inc.	16,200	269,406
Wausau Paper Corp.	12,326	156,294
Worthington Industries Inc.	13,496	567,912
Zep Inc.	5,831	105,891
Zoltek Companies Inc. (a)	7,105	119,009

		20,830,508

Telecommunication Services (0.74%)
8x8 Inc. (a)	22,529	228,895
Atlantic Tele-Network Inc.	2,449	138,540
Boingo Wireless Inc. (a)	4,010	25,704
Cbeyond Inc. (a)	7,000	48,300
Cincinnati Bell Inc. (a)	52,985	188,627
Cogent Communications Group Inc.	12,000	484,920
Consolidated Communications Holdings Inc.	10,142	199,087
FairPoint Communications Inc. (a)	5,294	59,875
General Communication Inc. Class A (a)	7,782	86,769
Hawaiian Telcom Holdco Inc. (a)	2,600	76,362
HickoryTech Corp.	3,244	41,621
IDT Corp. Class B	3,705	66,208
inContact Inc. (a)	13,320	104,029
Inteliquent Inc.	8,600	98,212
Iridium Communications Inc. (a)	15,983	100,054
Leap Wireless International Inc. (a)	13,674	237,928
Lumos Networks Corp.	3,750	78,750
magicJack VocalTec Ltd. (a)	4,600	54,832
NII Holdings Inc. (a)	42,800	117,700
NTELOS Holdings Corp.	3,750	75,862
Orbcomm Inc. (a)	9,990	63,337
Premiere Global Services Inc. (a)	11,940	138,385
RingCentral Inc. Class A (a)	2,327	42,747
Shenandoah Telecommunications Co.	6,038	154,995
Straight Path Communications Inc. Class B (a)	1,852	15,168
Towerstream Corp. (a)	16,474	48,763
USA Mobility Inc.	5,566	79,482
Vonage Holdings Corp. (a)	40,479	134,795

		3,189,947

Utilities (2.97%)
ALLETE Inc.	10,151	506,331

118	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Utilities (Cont.)
American States Water Co.	9,756	$280,290
Artesian Resources Corp. Class A	1,786	40,989
Atlantic Power Corp.	31,544	109,773
Avista Corp.	15,306	431,476
Black Hills Corp.	11,289	592,785
California Water Service Group	12,282	283,346
Chesapeake Utilities Corp.	2,508	150,530
Cleco Corp.	15,280	712,354
Connecticut Water Service Inc.	2,624	93,178
Consolidated Water Co. Ltd.	3,594	50,675
Delta Natural Gas Company Inc.	1,700	38,046
Dynegy Inc. (a)	25,353	545,597
El Paso Electric Co.	10,232	359,246
Empire District Electric Co., The	10,730	243,464
Genie Energy Ltd. Class B (a)	3,205	32,723
Idacorp Inc.	12,855	666,403
Laclede Group Inc., The	8,354	380,441
MGE Energy Inc.	6,059	350,816
Middlesex Water Co.	3,953	82,776
New Jersey Resources Corp.	10,776	498,282
Northwest Natural Gas Co.	6,775	290,106
NorthWestern Corp.	9,611	416,349
NRG Yield Inc. Class A (a)	5,589	223,616
Ormat Technologies Inc.	4,405	119,860
Otter Tail Corp.	9,091	266,094
Pattern Energy Group Inc.	4,719	143,033
Piedmont Natural Gas Company Inc.	18,936	627,918
PNM Resources Inc.	20,570	496,148
Portland General Electric Co.	19,037	574,917
Pure Cycle Corp. (a)	4,300	27,219
SJW Corp.	3,948	117,611
South Jersey Industries Inc.	8,098	453,164
Southwest Gas Corp.	11,624	649,898
UIL Holdings Corp.	14,286	553,583
Unitil Corp.	3,398	103,605
UNS Energy Corp.	10,550	631,418
WGL Holdings Inc.	13,152	526,869
York Water Co.	3,400	71,161

		12,742,090

Total Common Stocks
(cost $288,130,808)		419,459,938

Registered Investment Companies (1.14%)
Financials (1.14%)
Apollo Investment Corp.	57,507	487,659
BlackRock Kelso Capital Corp.	18,510	172,698
Capital Southwest Corp.	3,428	119,534
Fidus Investment Corp.	3,400	73,916
Fifth Street Finance Corp.	35,055	324,259
Firsthand Technology Value Fund Inc.	2,200	50,974
Garrison Capital Inc.	1,500	20,820
Gladstone Capital Corp.	5,050	48,480
Gladstone Investment Corp.	6,110	49,247
Golub Capital BDC LLC Inc.	9,651	184,431

	Shares	Value
Registered Investment Companies (Cont.)
Financials (Cont.)
GSV Capital Corp. (a)	4,900	$59,241
Hercules Technology Growth Capital Inc.	15,912	260,957
Horizon Technology Finance Corp.	2,100	29,841
KCAP Financial Inc.	6,961	56,175
Main Street Capital Corp.	9,974	326,050
MCG Capital Corp.	18,158	79,895
Medallion Financial Corp.	5,400	77,490
Medley Capital Corp.	9,962	137,974
MVC Capital Inc.	5,754	77,679
New Mountain Finance Corp.	11,663	175,412
NGP Capital Resources Co.	5,276	39,412
PennantPark Floating Rate Capital Ltd.	4,100	56,293
PennantPark Investment Corp.	17,415	202,014
Prospect Capital Corp.	69,854	783,762
Solar Capital Ltd.	11,218	252,966
Solar Senior Capital Ltd.	2,978	54,259
Stellus Capital Investment Corp.	3,100	46,345
TCP Capital Corp.	9,100	152,698
THL Credit Inc.	8,401	138,532
TICC Capital Corp.	13,063	135,071
Triangle Capital Corp.	6,984	193,108
WhiteHorse Finance Inc.	1,674	25,294

		4,892,486

Total Registered Investment Companies
(cost $5,108,950)		4,892,486

Short-term Investments (1.15%)
JPMorgan U.S. Government Money Market Fund	4,169,507	4,169,507

	Principal amount	Value
U.S. Treasury Bill (c)
0.050%, 04/10/2014	$775,000	$774,900

Total Short-term Investments
(cost $4,944,394)		4,944,407

TOTAL INVESTMENTS (100.05%)
(cost $298,184,152)		429,296,831
LIABILITIES, NET OF OTHER ASSETS (-0.05%)		(230,740)

NET ASSETS (100.00%)		$429,066,091

(a)	Non-income producing security.

(b)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security.

(c)	At December 31, 2013, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

See accompanying notes to financial statements.	119

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

OPEN FUTURES CONTRACTS

Description	Contracts Purchased	Expiration	Notional Value	Market Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	46	March 2014	$5,122,668	$5,342,440	$219,772

120	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2013

	Shares	Value
Common Stocks (97.82%)
Australia (7.33%)
AGL Energy Ltd.	10,517	$141,141
ALS Ltd.	7,007	55,120
Alumina Ltd. (a)	46,649	46,443
Amcor Ltd.	22,831	215,070
AMP Ltd.	55,106	216,006
APA Group	15,276	81,840
Asciano Ltd.	18,010	92,627
ASX Ltd.	3,694	121,248
Aurizon Holdings Ltd.	37,900	165,144
Australia & New Zealand Banking Group Ltd.	52,158	1,501,012
Bank of Queensland Ltd.	6,257	67,936
Bendigo and Adelaide Bank Ltd.	7,310	76,693
BGP Holdings PLC (a) (b)	183,756	0
BHP Billiton Ltd.	61,203	2,076,084
Boral Ltd.	13,782	58,699
Brambles Ltd.	29,334	239,660
Caltex Australia Ltd.	2,519	45,097
CFS Retail Property Trust	40,983	71,175
Coca-Cola Amatil Ltd.	10,549	113,319
Cochlear Ltd.	1,045	54,977
Commonwealth Bank of Australia	30,586	2,124,737
Computershare Ltd.	9,303	94,530
Crown Resorts Ltd.	7,339	110,418
CSL Ltd.	9,203	566,669
Dexus Property Group	88,581	79,489
Echo Entertainment Group Ltd.	16,111	35,388
Federation Centres	28,374	59,284
Flight Centre Travel Group Ltd.	1,064	45,175
Fortescue Metals Group Ltd.	29,472	153,157
Goodman Group	32,540	137,430
GPT Group	33,165	100,684
Harvey Norman Holdings Ltd.	10,827	30,549
Iluka Resources Ltd.	7,836	60,382
Incitec Pivot Ltd.	31,491	75,357
Insurance Australia Group Ltd.	39,634	205,965
James Hardie Industries PLC	8,057	93,092
Leighton Holdings Ltd.	3,317	47,714
Lend Lease Corp. Ltd.	10,208	101,538
Macquarie Group Ltd.	5,387	264,409
Metcash Ltd.	16,100	45,427
Mirvac Group	69,814	104,726
National Australia Bank Ltd.	44,620	1,387,669
Newcrest Mining Ltd.	14,606	101,725
Orica Ltd.	6,823	145,361
Origin Energy Ltd.	20,772	260,961
Qantas Airways Ltd. (a)	21,256	20,783
QBE Insurance Group Ltd.	23,285	239,306
Ramsay Health Care Ltd.	2,424	93,632
REA Group Ltd.	1,046	35,267
Rio Tinto Ltd.	8,196	498,956
Santos Ltd.	18,298	239,029
Seek Ltd.	6,039	72,310
Sonic Healthcare Ltd.	7,081	104,829
SP Ausnet	28,427	31,601
Stockland	43,224	139,327

	Shares	Value
Common Stocks (Cont.)
Australia (Cont.)
Suncorp Group Ltd.	24,504	$286,623
Sydney Airport	22,369	75,898
Tabcorp Holding Ltd.	13,007	42,159
Tatts Group Ltd.	27,358	75,727
Telstra Corp. Ltd.	83,652	392,138
Toll Holdings Ltd.	12,395	62,863
Transurban Group	26,704	163,093
Treasury Wine Estates Ltd.	12,793	55,058
Wesfarmers Ltd.	19,087	750,564
Westfield Group	39,731	357,951
Westfield Retail Trust	57,323	152,016
Westpac Banking Corp.	58,934	1,703,906
Woodside Petroleum Ltd.	12,748	442,787
Woolworths Ltd.	23,957	724,092
WorleyParsons Ltd.	3,949	58,533

		18,689,575

Austria (0.26%)
Andritz AG	1,337	83,854
Erste Group Bank AG	4,785	166,740
Immoeast Interim Shares (a) (b)	8,216	0
Immofinanz AG	17,968	83,252
Immofinanz AG Interim Shares (a) (b)	7,204	0
OMV AG	2,725	130,420
Raiffeisen Bank International AG	925	32,602
Telekom Austria AG	4,524	34,255
Vienna Insurance Group AG	730	36,379
VoestAlpine AG	2,100	100,912

		668,414

Belgium (1.16%)
Ageas	4,222	179,764
Anheuser-Busch InBev NV	15,254	1,621,295
Belgacom SA	2,887	85,410
Colruyt SA	1,360	75,923
Delhaize Group	1,880	111,729
Groupe Bruxelles Lambert SA	1,544	141,740
KBC GROEP NV	4,355	247,136
Solvay SA	1,132	179,089
Telenet Group Holding NV	1,033	61,640
UCB SA	2,019	150,376
Umicore SA	2,161	100,944

		2,955,046

Denmark (1.16%)
A P Moller-Maersk A/S Class A	10	103,084
A P Moller-Maersk A/S Class B	25	271,311
Carlsberg A/S Class B	2,103	232,686
Coloplast A/S Class B	2,115	140,018
Danske Bank A/S (a)	12,434	285,241
DSV A/S	3,326	109,052
Novo Nordisk A/S Class B	7,569	1,387,412
Novozymes A/S B Shares	4,414	186,320
TDC A/S	15,180	147,244
Tryg A/S	462	44,686

See accompanying notes to financial statements.	121

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Denmark (Cont.)
William Demant Holding A/S (a)	438	$42,566

		2,949,620

Finland (0.90%)
Elisa OYJ	2,608	69,101
Fortum OYJ	8,330	190,573
Kone Corp. OYJ Class B	6,056	273,265
Metso OYJ	2,422	103,357
Neste Oil OYJ	2,575	50,905
Nokia OYJ (a)	71,342	571,202
Nokian Renkaat OYJ	2,041	97,908
Orion OYJ Class B	1,774	49,835
Pohjola Bank PLC	2,708	54,465
Sampo OYJ A Shares	7,919	389,140
Stora Enso OYJ R Shares	10,571	106,088
UPM-Kymmene OYJ	9,966	168,362
Wartsila OYJ Class B	3,358	165,243

		2,289,444

France (9.55%)
Accor SA	3,054	144,108
Aeroports de Paris (ADP)	540	61,287
Air Liquide SA	5,891	833,116
Alcatel-Lucent (a)	47,066	210,951
Alstom SA	4,151	151,186
Arkema	1,202	140,208
AtoS	1,127	102,002
AXA SA	34,246	952,138
BNP Paribas SA	18,956	1,477,305
Bouygues SA	3,542	133,610
Bureau Veritas SA	4,176	122,051
Cap Gemini SA	2,704	182,758
Carrefour SA	11,722	464,589
Casino Guichard Perrachon SA	1,043	120,198
CGG (a)	2,895	50,102
Christian Dior SA	1,008	190,464
Cie Generale des Etablissements Michelin Class B	3,512	373,230
CNP Assurances	3,047	62,457
Compagnie de Saint-Gobain	7,956	437,529
Credit Agricole SA (a)	18,649	238,724
Danone	10,772	775,328
Dassault Systemes SA	1,160	143,990
Edenred	3,818	127,791
Electricite de France	4,487	158,547
Essilor International SA	3,928	417,602
Eurazeo SA	656	51,422
European Aeronautic Defence and Space Co. NV	11,242	863,136
Eutelsat Communications	2,857	89,082
Fonciere des Regions	601	51,881
GDF Suez	25,046	589,021
Gecina SA	421	55,618
Groupe Eurotunnel SA	10,072	105,860
ICADE	665	61,907
Iliad SA	498	102,011

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
Imerys SA	652	$56,697
JC Decaux SA	1,333	54,959
Kering	1,415	299,097
Klepierre	2,010	93,142
Lafarge SA	3,531	264,593
Lagardere SCA	2,130	79,175
Legrand SA	4,975	274,175
L’Oreal SA	4,560	801,086
LVMH Moet Hennessy Louis Vuitton SA	4,784	872,686
Natixis	17,894	105,212
Orange	35,117	434,794
Pernod Ricard SA	3,987	454,206
Publicis Groupe	3,420	312,922
Remy Cointreau SA	484	40,609
Renault SA	3,618	290,922
Rexel SA	3,956	103,811
Safran SA	5,252	364,943
Sanofi	22,672	2,405,362
Schneider Electric SA	10,154	885,625
SCOR SE	3,043	111,208
SES	5,713	184,931
Societe BIC SA	554	67,876
Societe Generale	13,682	794,678
Sodexo	1,861	188,531
STMicroelectronics NV	12,439	99,936
Suez Environnement Co.	5,216	93,463
Technip SA	1,917	184,236
Thales SA	1,647	106,038
Total SA	40,654	2,490,460
Valeo SA	1,461	161,656
Vallourec SA	2,037	110,971
Veolia Environnement	6,742	109,955
Vinci SA	9,197	603,768
Vivendi	22,895	603,318
Wendel	630	91,826
Zodiac Aerospace	632	111,941

		24,350,017

Germany (8.70%)
Adidas AG	3,958	504,426
Allianz SE Reg.	8,673	1,555,263
Axel Springer SE	771	49,533
BASF SE	17,450	1,860,221
Bayer AG	15,701	2,202,105
Bayerische Motoren Werke (BMW) AG	6,237	731,208
Beiersdorf AG	1,985	201,093
Brenntag AG	989	183,336
Celesio AG	1,666	52,714
Commerzbank Ag (a)	18,068	291,065
Continental AG	2,097	459,844
Daimler AG Registered Shares	18,288	1,582,488
Deutsche Bank AG Reg.	19,227	917,174
Deutsche Boerse AG	3,621	299,881
Deutsche Lufthansa AG Reg. (a)	4,325	91,747
Deutsche Post AG	17,369	633,205

122	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Germany (Cont.)
Deutsche Telekom AG	54,874	$938,342
Deutsche Wohnen AG	5,608	108,279
E.ON SE	34,506	636,808
Fraport AG	731	54,697
Fresenius Medical Care AG & Co. KGaA	4,071	289,712
Fresenius SE & Co. KGaA	2,363	362,787
GEA Group AG	3,557	169,310
Hannover Rueck SE	1,095	93,969
HeidelbergCement AG	2,683	203,559
Henkel AG & Co. KGaA	2,455	255,462
Hochtief AG	534	45,591
Hugo Boss AG	617	87,851
Infineon Technologies AG	20,159	215,206
K+S AG Reg.	3,214	98,931
Lanxess AG	1,532	102,165
Linde AG	3,553	743,199
MAN AG	655	80,422
Merck KGaA	1,273	228,102
Metro AG	2,423	117,333
Muenchener Rueckversicherungs Gesellschaft AG Reg.	3,387	746,218
Osram Licht AG (a)	1,631	91,994
ProsiebenSat.1 Media AG Reg.	3,597	178,142
QIAGEN NV (a)	4,488	104,559
RTL Group SA	744	96,139
RWE AG	9,338	341,775
SAP AG	17,525	1,502,240
Siemens AG Reg.	15,052	2,056,001
Sky Deutschland AG (a)	8,514	93,702
Suedzucker AG	1,592	42,970
Telefonica Deutschland Holding AG	5,205	42,963
ThyssenKrupp AG (a)	8,588	208,999
United Internet AG Reg.	1,933	82,223
Volkswagen AG	549	148,710

		22,183,663

Hong Kong (2.81%)
AIA Group Ltd.	229,643	1,152,021
ASM Pacific Technology Ltd.	4,692	39,209
Bank of East Asia Ltd.	23,274	98,597
BOC Hong Kong Holdings Ltd.	69,000	221,122
Cathay Pacific Airways Ltd.	23,494	49,810
Cheung Kong Holdings Ltd.	26,191	413,757
Cheung Kong Infrastructure Holdings Ltd.	11,611	73,521
CLP Holdings Ltd.	33,505	264,867
First Pacific Company Ltd.	44,353	50,449
Galaxy Entertainment Group Ltd. (a)	39,880	357,692
Hang Lung Properties Ltd.	42,000	133,242
Hang Seng Bank Ltd.	14,343	232,690
Henderson Land Development Co. Ltd.	20,881	119,158
HKT Trust and HKT Ltd.	45,000	44,511
Hong Kong & China Gas Co. Ltd.	112,082	257,573
Hong Kong Exchanges & Clearing Ltd.	20,904	348,297

	Shares	Value
Common Stocks (Cont.)
Hong Kong (Cont.)
Hopewell Holdings Ltd.	10,500	$35,612
Hutchison Whampoa Ltd.	40,700	553,738
Hysan Development Co. Ltd.	11,916	51,326
Kerry Properties Ltd.	12,328	42,766
Li & Fung Ltd.	109,240	141,158
Link REIT, The	43,762	212,763
MGM China Holdings Ltd.	17,454	74,617
MTR Corporation Ltd.	26,688	101,014
New World Development Company Ltd.	72,083	91,285
NWS Holdings Ltd.	28,186	42,964
PCCW Ltd.	81,000	36,247
Power Assets Holdings Ltd.	25,982	206,736
Sands China Ltd.	46,453	381,003
Shangri-La Asia Ltd.	30,974	60,476
Sino Land Co. Ltd.	56,961	77,865
SJM Holdings Ltd.	38,022	126,997
Sun Hung Kai Properties Ltd.	30,782	390,615
Swire Pacific Ltd. Class A	12,821	150,708
Swire Properties Ltd.	20,800	52,575
Wharf Holdings Ltd.	28,700	219,109
Wheelock and Co. Ltd.	18,104	83,232
Wynn Macau Ltd.	29,936	135,892
Yue Yuen Industrial Holdings Ltd.	14,000	46,761

		7,171,975

Ireland (0.28%)
Bank of Ireland (a)	429,710	148,970
CRH PLC (Dublin)	13,997	352,379
Kerry Group PLC Class A (Dublin)	2,804	194,802
Ryanair Holdings PLC (a)	3,431	29,571

		725,722

Israel (0.44%)
Bank Hapoalim B.M.	20,381	114,174
Bank Leumi Le-Israel (a)	25,021	102,188
Bezeq The Israeli Telecommunication Corporation Ltd.	37,816	64,098
Delek Group Ltd.	78	29,789
Israel Chemicals Ltd.	8,329	69,400
Israel Corporation Ltd., The (a)	59	31,046
Mizrahi Tefahot Bank Ltd.	2,374	31,070
NICE Systems Ltd.	1,126	46,117
Teva Pharmaceutical Industries Ltd.	16,124	644,589

		1,132,471

Italy (2.19%)
Assicurazioni Generali SpA	22,006	517,679
Atlantia SpA	6,572	147,460
Banca Monte Dei Paschi di Siena SpA (a)	132,327	31,930
CNH Industrial NV (a)	17,761	202,434
Enel Green Power SpA	33,575	84,572
Enel SpA	124,451	543,412
Eni SpA	48,478	1,166,428
EXOR SpA	1,835	72,981

See accompanying notes to financial statements.	123

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Italy (Cont.)
Fiat SpA (a)	16,868	$137,955
Finmeccanica SpA (a)	7,705	58,352
Intesa Sanpaolo	220,187	543,423
Luxottica Group SpA	3,120	167,180
Mediobanca SpA (a)	9,887	86,506
Pirelli & C. SpA	4,694	81,236
Prysmian SpA	3,927	101,078
Saipem SpA	4,935	105,638
Snam SpA	37,884	211,908
Telecom Italia RNC SpA	111,414	87,212
Telecom Italia SpA	188,248	186,719
Tenaris SA	8,786	191,940
Terna - Rete Elettrica Nationale SpA	27,791	138,859
UBI Banca - Unione di Banche Italiane ScpA	16,217	110,121
UniCredit SpA	82,078	607,481

		5,582,504

Japan (20.58%)
ABC-Mart Inc.	500	21,817
ACOM Co. Ltd. (a)	6,600	22,374
Advantest Corp.	2,800	34,751
Aeon Co. Ltd.	11,400	154,259
Aeon Credit Service Co. Ltd.	1,400	37,489
Aeon Mall Co. Ltd.	2,100	58,846
Air Water Inc.	2,769	37,442
Aisin Seiki Co. Ltd.	3,800	154,078
Ajinomoto Co. Inc.	12,000	173,431
Alfresa Holdings Corp.	700	34,698
All Nippon Airways Co. Ltd.	21,000	41,876
Amada Co. Ltd.	7,000	61,618
Aozora Bank Ltd.	19,000	53,765
Asahi Glass Co. Ltd.	19,000	117,994
Asahi Group Holdings Ltd.	7,300	205,462
Asahi Kasei Corp.	24,000	187,788
ASICS Corp.	3,000	51,135
Astellas Pharma Inc.	8,298	490,899
Bank of Kyoto Ltd., The	6,000	50,024
Bank of Yokohama Ltd., The	23,000	127,984
Benesse Holdings Inc.	1,300	52,156
Bridgestone Corp.	12,300	464,856
Brother Industries Ltd.	4,300	58,675
CALBEE Inc.	1,200	29,114
Canon Inc.	21,400	676,688
Casio Computer Co. Ltd.	4,800	58,661
Central Japan Railway Co.	2,800	329,162
Chiba Bank Ltd., The	14,000	94,255
Chiyoda Corp.	3,077	44,587
Chubu Electric Power Co. Inc.	12,700	163,890
Chugai Pharmaceutical Co. Ltd.	4,300	94,934
Chugoku Bank Ltd., The	3,000	38,059
Chugoku Electric Power Company Inc., The	5,500	85,443
Citizen Holdings Co. Ltd.	4,800	40,384
Coca-Cola West Co. Ltd.	1,299	27,470
Credit Saison Co. Ltd.	3,100	81,430

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Dai Nippon Printing Co. Ltd.	11,000	$116,570
Daicel Chemical Industries Ltd.	5,000	40,642
Daido Steel Co. Ltd.	5,000	24,784
Daihatsu Motor Co. Ltd.	4,000	67,686
Dai-ichi Life Insurance Company Ltd.	16,200	270,282
Daiichi Sankyo Co. Ltd.	12,540	228,985
Daikin Industries Ltd.	4,400	273,668
Dainippon Sumitomo Pharma Co. Ltd.	3,000	46,862
Daito Trust Construction Co. Ltd.	1,400	130,681
Daiwa House Industry Co. Ltd.	12,000	231,887
Daiwa Securities Group Inc.	31,000	309,087
DeNA Co. Ltd.	1,900	39,909
Denso Corp.	9,300	490,124
Dentsu Inc.	4,216	172,147
Don Quijote Holdings Co. Ltd.	1,000	60,488
East Japan Railway Co.	6,413	510,312
Eisai Co. Ltd.	4,700	181,868
Electric Power Development Co. Ltd.	2,100	61,120
FamilyMart Co. Ltd.	1,100	50,190
Fanuc Corp.	3,700	676,337
Fast Retailing Co. Ltd.	1,000	412,117
Fuji Electric Co. Ltd.	10,000	46,719
Fuji Heavy Industries Ltd.	11,000	314,927
FUJIFILM Holdings Corp.	8,700	246,270
Fujitsu Ltd. (a)	35,000	180,800
Fukuoka Financial Group Inc.	15,000	65,663
Gree Inc.	1,779	17,552
GungHo Online Entertainment Inc. (a)	6,000	43,130
Gunma Bank Ltd.	7,000	39,018
Hachijuni Bank Ltd., The	7,549	43,942
Hakuhodo DY Holdings Inc.	4,000	30,956
Hamamatsu Photonics KK	1,293	51,629
Hankyu Hanshin Holdings Inc.	21,000	113,266
Hino Motors Ltd.	5,000	78,435
Hirose Electric Co. Ltd.	600	85,348
Hiroshima Bank Ltd., The	9,000	37,176
Hisamitsu Pharmaceutical Co. Inc.	1,200	60,393
Hitachi Chemical Co. Ltd.	1,900	30,256
Hitachi Construction Machinery Co. Ltd.	2,100	44,768
Hitachi High-Technologies Corp.	1,200	30,094
Hitachi Ltd.	91,000	687,836
Hitachi Metals Ltd.	4,000	56,443
Hokkaido Electric Power Co. Inc. (a)	3,300	37,885
Hokuhoku Financial Group Inc.	22,000	43,870
Hokuriku Electric Power Co.	3,100	42,006
Honda Motor Co. Ltd.	31,000	1,274,618
Hoya Corp.	8,100	224,748
Hulic Company Ltd.	5,000	73,830
Ibiden Co. Ltd.	2,300	42,938
Idemitsu Kosan Co. Ltd.	1,600	36,357
IHI Corp.	25,000	107,777
Iida Group Holdings Co. Ltd. (a)	2,400	47,904
INPEX Corp.	16,400	209,925
Isetan Mitsukoshi Holdings Ltd.	6,840	97,102
Isuzu Motors Ltd.	22,000	136,625

124	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Itochu Corp.	28,500	$351,548
Itochu Techno-Solutions Corp.	500	20,250
Iyo Bank Ltd., The	5,000	48,951
J. Front Retailing Co. Ltd.	8,600	65,004
Japan Airlines Co. Ltd.	1,100	54,211
Japan Exchange Group Inc.	4,500	127,723
Japan Petroleum Exploration Co.	500	18,920
Japan Prime Realty Investment Corp.	15	48,001
Japan Real Estate Investment Corp.	22	117,824
Japan Retail Fund Investment Corp.	47	95,598
Japan Steel Works Ltd., The	6,000	33,501
Japan Tobacco Inc.	20,800	675,491
JFE Holdings Inc.	9,200	218,578
JGC Corp.	4,000	156,680
Joyo Bank Ltd., The	12,000	61,191
JSR Corp.	3,300	63,800
JTEKT Corp.	4,300	73,089
JX Holdings Inc.	42,300	217,304
Kajima Corp.	15,000	56,262
Kakaku.com Inc.	2,900	50,862
Kamigumi Co. Ltd.	4,000	36,616
Kaneka Corp.	5,000	32,760
Kansai Electric Power Company Inc., The (a)	13,100	150,393
Kansai Paint Co. Ltd.	4,000	59,064
Kao Corp.	9,800	308,024
Kawasaki Heavy Industries Ltd.	27,000	113,066
KDDI Corp.	10,300	632,808
Keikyu Corp.	9,000	74,096
Keio Corp.	11,000	73,222
Keisei Electric Railway Co. Ltd.	5,000	45,912
Keyence Corp.	870	371,760
Kikkoman Corp.	3,000	56,576
Kinden Corp.	3,000	31,336
Kintetsu Corp.	35,000	122,638
Kirin Holdings Co. Ltd.	17,000	244,241
Kobe Steel Ltd. (a)	48,000	82,043
Koito Manufacturing Company Ltd.	1,924	36,668
Komatsu Ltd.	17,600	357,147
Konami Corp.	2,000	46,130
Konica Minolta Holdings Inc.	9,000	89,650
Kubota Corp.	20,000	330,263
Kuraray Co. Ltd.	6,600	78,528
Kurita Water Industries Ltd.	2,200	45,584
Kyocera Corp.	6,200	309,087
Kyowa Hakko Kirin Co. Ltd.	4,000	44,022
Kyushu Electric Power Co. Inc. (a)	8,300	105,770
Lawson Inc.	1,300	97,151
LIXIL Group Corp.	5,100	139,619
M3 Inc.	16	40,034
Mabuchi Motor Co. Ltd.	500	29,674
Makita Corp.	2,100	110,075
Marubeni Corp.	31,000	222,543
Marui Group Co. Ltd.	4,400	44,623
Maruichi Steel Tube Ltd.	1,000	25,221
Mazda Motor Corp. (a)	51,000	263,451

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
McDonald’s Holdings Company Ltd. (Japan)	1,300	$33,170
MEDIPAL HOLDINGS CORP.	2,900	38,222
MEIJI Holdings Company Ltd.	1,068	68,556
Miraca Holdings Inc.	1,090	51,338
Mitsubishi Chemical Holdings Corp.	25,000	115,374
Mitsubishi Corp.	27,100	519,046
Mitsubishi Electric Corp.	37,000	463,774
Mitsubishi Estate Company Ltd.	23,000	686,877
Mitsubishi Gas Chemical Co. Inc.	7,000	51,448
Mitsubishi Heavy Industries Ltd.	57,000	352,360
Mitsubishi Logistics Corp.	2,000	31,545
Mitsubishi Materials Corp.	21,000	77,372
Mitsubishi Motors Corp. (a)	8,300	88,982
Mitsubishi Tanabe Pharma Corp.	4,300	59,859
Mitsubishi UFJ Financial Group Inc.	242,500	1,598,091
Mitsubishi UFJ Lease & Finance Co. Ltd.	10,500	64,310
Mitsui & Co. Ltd.	32,900	457,682
Mitsui Chemicals Inc.	15,000	36,179
Mitsui Fudosan Co. Ltd.	16,000	575,064
Mitsui OSK Lines Ltd.	21,000	94,521
Mitsui Sumitomo Insurance Group Holdings Inc.	9,500	254,572
Mizuho Financial Group Inc.	438,229	948,782
Murata Manufacturing Co. Ltd.	3,800	337,024
Nabtesco Corp.	2,045	47,091
Namco Bandai Holdings Inc.	3,200	70,922
NEC Corp.	47,000	105,773
Nexon Co. Ltd.	2,000	18,460
NGK Insulators Ltd.	5,000	94,863
NGK Spark Plug Co. Ltd.	3,000	70,933
NHK Spring Co. Ltd.	3,000	33,786
Nidec Corp.	1,900	185,832
Nikon Corp.	6,300	120,185
Nintendo Co. Ltd.	2,000	266,072
Nippon Building Fund Inc.	26	151,097
Nippon Electric Glass Co. Ltd.	7,500	39,313
Nippon Express Co. Ltd.	16,000	77,334
Nippon Meat Packers Inc.	3,000	51,448
Nippon Paint Co. Ltd.	3,000	49,824
Nippon Prologis REIT Inc.	5	47,764
Nippon Steel Corp.	146,000	488,007
Nippon Telegraph & Telephone Corp.	7,113	382,296
Nippon Yusen KK	33,000	105,289
Nishi-Nippon City Bank Ltd., The	12,000	32,248
Nissan Motor Co. Ltd.	47,000	394,530
Nisshin Seifun Group Inc.	3,600	37,159
Nissin Foods Holdings Co. Ltd.	1,100	46,377
Nitori Holdings Co. Ltd.	650	61,537
Nitto Denko Corp.	3,100	130,553
NKSJ Holdings Inc.	6,200	172,147
NOK Corp.	2,000	32,665
Nomura Holdings Inc.	68,600	526,991
Nomura Real Estate Holdings Inc.	2,300	51,718
Nomura Real Estate Office Fund Inc.	7	32,504

See accompanying notes to financial statements.	125

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Nomura Research Institute Ltd.	2,000	$62,957
NSK Ltd.	9,000	111,784
NTT Data Corp.	2,300	84,740
NTT DoCoMo Inc.	29,300	479,940
NTT Urban Development Corp.	2,300	26,405
Obayashi Corp.	12,000	68,256
Odakyu Electric Railway Co. Ltd.	12,000	108,366
Oji Paper Co. Ltd.	16,000	81,892
Olympus Corp. (a)	4,400	139,132
Omron Corp.	3,800	167,610
Ono Pharmaceutical Co. Ltd.	1,500	131,184
Oracle Corp. Japan	700	25,558
Oriental Land Co. Ltd.	1,000	144,051
Orix Corp.	24,400	427,944
Osaka Gas Co. Ltd.	35,000	137,261
OTSUKA Corp.	300	38,202
Otsuka Holdings Co. Ltd.	6,831	197,192
Panasonic Corp.	41,800	485,834
Park24 Co. Ltd.	1,900	35,777
Rakuten Inc.	13,600	201,979
Resona Holdings Inc.	35,495	180,660
Ricoh Co. Ltd.	13,000	138,012
RINNAI Corp.	700	54,439
Rohm Co. Ltd.	1,800	87,513
Sankyo Co. Ltd.	1,000	46,055
Sanrio Co. Ltd.	800	33,615
Santen Pharmaceutical Co. Ltd.	1,400	65,207
SBI Holdings Inc.	4,000	60,393
Secom Co. Ltd.	4,100	246,833
Sega Sammy Holdings Inc.	3,426	87,090
Sekisui Chemical Co. Ltd.	8,000	97,996
Sekisui House Ltd.	10,000	139,588
Seven & I Holdings Co. Ltd.	14,280	566,807
Seven Bank Ltd.	11,000	42,930
Sharp Corp. (a)	27,000	85,633
Shikoku Electric Power Co. Inc. (a)	3,500	52,345
Shimadzu Corp.	5,000	43,443
Shimamura Co. Ltd.	400	37,451
Shimano Inc.	1,500	128,620
Shimizu Corp.	11,000	55,465
Shin-Etsu Chemical Co. Ltd.	7,700	448,941
Shinsei Bank Ltd.	31,000	75,653
Shionogi & Co. Ltd.	5,700	123,407
Shiseido Co. Ltd.	6,700	107,584
Shizuoka Bank Ltd., The	11,000	117,197
Showa Denko KK	28,000	39,616
Showa Shell Sekiyu KK	3,400	34,481
SMC Corp.	1,000	251,638
Softbank Corp.	18,200	1,589,972
Sojitz Corp.	22,100	39,243
Sony Corp.	19,000	329,446
Sony Financial Holdings Inc.	3,200	58,160
Stanley Electric Co. Ltd.	2,800	64,024
SUMCO Corp.	2,300	20,268
Sumitomo Chemical Co. Ltd.	30,000	117,368
Sumitomo Corp.	22,100	277,221

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Sumitomo Electric Industries Ltd.	14,300	$238,175
Sumitomo Heavy Industries Ltd.	10,000	45,960
Sumitomo Metal Mining Co. Ltd.	10,000	130,757
Sumitomo Mitsui Financial Group Inc.	24,189	1,244,938
Sumitomo Mitsui Trust Holdings Inc.	62,000	326,161
Sumitomo Realty & Development Co. Ltd.	7,000	347,640
Sumitomo Rubber Industries Ltd.	3,100	43,979
Suntory Beverage & Food Ltd.	2,300	73,274
Suruga Bank Ltd.	3,000	53,727
Suzuken Co. Ltd.	1,280	41,386
Suzuki Motor Corp.	6,898	185,239
Sysmex Corp.	1,400	82,556
T&D Holdings Inc.	10,700	149,257
TAIHEIYO CEMENT CORP.	22,000	84,398
Taisei Corp.	19,000	86,241
Taisho Pharmaceutical Holdings Co. Ltd.	600	41,193
Taiyo Nippon Sanso Corp.	5,000	35,514
Takashimaya Co. Ltd.	5,000	49,710
Takeda Pharmaceutical Company Ltd.	15,100	691,838
TDK Corp.	2,300	110,075
Teijin Ltd.	18,000	39,996
Terumo Corp.	2,800	134,802
THK Co. Ltd.	2,200	54,817
Tobu Railway Co. Ltd.	19,000	92,014
Toho Co. Ltd.	2,200	48,320
Toho Gas Co. Ltd.	8,000	38,895
Tohoku Electric Power Co. Inc. (a)	8,400	94,361
Tokio Marine Holdings Inc.	13,000	433,909
Tokyo Electric Power Company Inc. (a)	26,900	132,061
Tokyo Electron Ltd.	3,200	175,026
Tokyo Gas Co. Ltd.	46,000	226,265
Tokyo Tatemono Co. Ltd.	8,000	88,729
Tokyu Corp.	23,000	148,732
Tokyu Fudosan Holdings Corp. (a)	10,200	95,888
TonenGeneral Sekiyu KK	5,000	45,817
Toppan Printing Co. Ltd.	10,000	79,859
Toray Industries Inc.	28,000	193,562
Toshiba Corp.	78,000	327,376
Toto Ltd.	5,000	79,147
Toyo Seikan Kaisha Ltd.	3,400	72,933
Toyo Suisan Kaisha Ltd.	2,000	60,013
Toyoda Gosei Co. Ltd.	1,200	27,883
Toyota Boshoku Corp.	1,400	17,455
Toyota Industries Corp.	3,000	135,172
Toyota Motor Corp.	52,400	3,194,454
Toyota Tsusho Corp.	3,900	96,398
Trend Micro Inc. (a)	2,000	69,889
Tsumura & Co.	1,100	29,122
UBE Industries Ltd.	19,000	40,594
Unicharm Corp.	2,100	119,647
United Urban Investment Corp.	43	61,779
USS Co. Ltd.	4,200	57,590
West Japan Railway Co.	3,200	138,562

126	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Yahoo Japan Corp.	27,200	$151,097
Yakult Honsha Co. Ltd.	1,700	85,718
Yamada Denki Co. Ltd.	18,400	60,104
Yamaguchi Financial Group Inc.	4,000	36,996
Yamaha Corp.	2,900	45,960
Yamaha Motor Co. Ltd.	5,400	80,864
Yamato Holdings Co. Ltd.	6,900	139,297
Yamato Kogyo Co. Ltd.	800	25,525
Yamazaki Baking Co. Ltd.	2,000	20,492
Yaskawa Electric Corp.	4,000	63,166
Yokogawa Electric Corp.	4,100	62,876
Yokohama Rubber Company Ltd., The	4,000	39,237

		52,491,690

Netherlands (3.01%)
Aegon NV	33,784	318,923
Akzo Nobel NV	4,609	357,229
ArcelorMittal	18,928	337,729
ASML Holding NV	6,851	641,271
Corio NV	1,269	56,868
Delta Lloyd NV	3,593	89,170
Fugro NV	1,353	80,623
Gemalto NV	1,462	160,922
Heineken Holding NV	1,893	119,754
Heineken NV	4,300	290,333
ING Groep NV (a)	73,025	1,014,651
Koninklijke Ahold NV	19,143	343,672
Koninklijke Boskalis Westminster NV CVA	1,580	83,477
Koninklijke DSM NV	2,961	232,838
Koninklijke KPN NV (a)	61,916	199,572
Koninklijke Philips NV	18,584	681,206
Koninklijke Vopak NV	1,299	75,985
OCI NV (a)	1,710	77,007
Randstad Holding NV	2,386	154,766
Reed Elsevier NV	13,530	286,643
TNT Express NV	6,809	63,209
Unibail-Rodamco SE	1,852	474,527
Unilever NV CVA	30,954	1,246,629
Wolters Kluwer - CVA	5,648	161,188
Ziggo NV	2,836	129,529

		7,677,721

New Zealand (0.11%)
Auckland International Airport Ltd.	18,043	52,380
Contact Energy Ltd.	6,866	28,967
Fletcher Building Ltd.	12,554	87,861
Ryman Healthcare Ltd.	7,066	45,617
Telecom Corp. of New Zealand Ltd.	36,499	69,189

		284,014

Norway (0.80%)
Aker Solutions ASA	3,204	57,262
DnB NOR ASA	18,208	325,716
Gjensidige Forsikring ASA	3,900	74,395

	Shares	Value
Common Stocks (Cont.)
Norway (Cont.)
Norsk Hydro ASA	27,240	$121,575
Orkla ASA	14,531	113,367
Seadrill Ltd.	7,077	288,900
Statoil ASA	20,976	508,379
Subsea 7 SA	4,998	95,670
Telenor ASA	13,126	312,931
Yara International ASA	3,486	150,008

		2,048,203

Portugal (0.17%)
Banco Espirito Santo SA Reg. (a)	33,959	48,539
Energias de Portugal SA	37,928	139,314
Galp Energia SGPS SA B Shares	6,467	106,004
Jeronimo Martins SGPS SA	4,716	92,224
Portugal Telecom SGPS SA	12,356	53,714

		439,795

Singapore (1.45%)
Ascendas Real Estate Investment Trust	40,000	69,733
CapitaCommercial Trust	35,000	40,216
Capitaland Ltd.	47,000	112,849
Capitamall Trust	48,000	72,459
CapitaMalls Asia Ltd.	26,807	41,635
City Developments Ltd.	8,000	60,858
Comfortdelgro Corp. Ltd.	36,000	57,340
DBS Group Holdings Ltd.	32,791	444,333
Genting Singapore PLC	114,000	135,054
Global Logistic Properties Ltd.	57,726	132,199
Golden Agri-Resources Ltd.	141,330	61,036
Hutchison Port Holdings Trust	100,000	67,500
Jardine Cycle & Carriage Ltd.	1,863	53,073
Keppel Corp. Ltd.	27,400	242,962
Keppel Land Ltd.	14,101	37,321
Noble Group Ltd.	82,800	70,206
Olam International Ltd.	27,798	33,813
Oversea-Chinese Banking Corporation Ltd.	48,797	394,413
Sembcorp Industries Ltd.	18,220	79,264
Sembcorp Marine Ltd.	15,800	55,715
Singapore Airlines Ltd.	10,267	84,694
Singapore Exchange Ltd.	16,000	92,048
Singapore Press Holdings Ltd.	30,000	97,944
Singapore Technologies Engineering Ltd.	29,000	91,002
Singapore Telecommunications Ltd.	153,450	445,047
StarHub Ltd.	12,000	40,794
United Overseas Bank Ltd.	24,881	418,774
UOL Group Ltd.	8,639	42,375
Wilmar International Ltd.	36,000	97,563
Yangzijiang Shipbuilding Holdings Ltd.	36,548	34,319

		3,706,539

Spain (3.31%)
Abertis Infraestructuras SA	7,249	161,057

See accompanying notes to financial statements.	127

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Spain (Cont.)
ACS Actividades de Construccion y Servicios SA	2,902	$99,887
Amadeus IT Holding SA A Shares	7,222	309,038
Banco Bilbao Vizcaya Argentaria SA	110,679	1,362,432
Banco de Sabadell SA	62,145	162,094
Banco Popular Espanol SA (a)	24,423	147,330
Banco Santander SA	214,782	1,922,363
Bankia SA (a)	75,210	127,677
CaixaBank SA	33,259	173,318
Distribuidora Internacional de Alimentacion SA	11,086	99,132
Enagas SA	3,813	99,639
Ferrovial SA	7,510	145,313
Gas Natural SDG SA	6,799	174,861
Grifols SA	2,490	119,087
Grifols SA Class B	383	13,639
Iberdrola SA	89,270	569,218
Industria de Diseno Textil SA	4,115	678,188
International Consolidated Airlines Group SA (a)	17,929	119,354
Mapfre SA	21,930	93,916
Red Electrica Corporacion SA	2,041	136,185
Repsol SA	16,092	405,564
Repsol SA Rights (a)	16,092	10,980
Telefonica SA	77,894	1,268,224
Zardoya Otis SA	2,973	53,783

		8,452,279

Sweden (3.19%)
Alfa Laval AB	5,972	153,203
Assa Abloy AB Class B	6,271	331,302
Atlas Copco AB Class A	12,761	353,753
Atlas Copco AB Class B	7,269	184,442
Boliden AB	5,049	77,283
Electrolux AB Series B	4,525	118,545
Elekta AB B Shares	7,055	107,879
Getinge AB B Shares	3,687	126,113
Hennes & Mauritz AB (H&M) B Shares	18,007	829,260
Hexagon AB B Shares	4,496	142,111
Husqvarna AB B Shares	8,301	49,972
Industrivarden AB C Shares	2,307	43,867
Investment AB Kinnevik B Shares	4,187	193,927
Investor AB B Shares	8,497	292,355
Lundin Petroleum AB (a)	4,181	81,515
Millicom International Cellular SA SDR	1,251	124,578
Nordea Bank AB	58,149	783,384
Sandvik AB	20,094	283,360
Scania AB Class B	5,897	115,431
Securitas AB Class B	5,922	62,932
Skandinaviska Enskilda Banken AB Class A	29,356	387,041
Skanska AB Class B	7,322	149,585
SKF AB B Shares	7,821	205,136
Svenska Cellulosa AB Class B	11,025	339,397
Svenska Handelsbanken AB A Shares	9,405	462,072
Swedbank AB - A Shares	17,168	483,128

	Shares	Value
Common Stocks (Cont.)
Sweden (Cont.)
Swedish Match AB	3,776	$121,349
Tele2 AB B Shares	5,918	67,030
Telefonaktiebolaget LM Ericsson B Shares	57,545	702,330
TeliaSonera AB	45,878	381,969
Volvo AB B Shares	28,614	375,701

		8,129,950

Switzerland (8.77%)
ABB Ltd. Reg.	41,949	1,104,156
Actelion Ltd. Reg.	1,940	163,869
Adecco SA Reg.	2,594	205,298
Aryzta AG	1,654	126,824
Baloise Holding AG Reg.	894	113,848
Barry Callebaut AG Reg.	42	52,638
Compagnie Financiere Richemont SA Reg.	9,962	991,677
Credit Suisse Group AG Reg.	28,877	882,771
Ems-Chemie Holding AG Reg	155	55,081
Geberit AG Reg.	739	224,090
Givaudan SA Reg.	159	227,079
Holcim Ltd. Reg.	4,335	324,378
Julius Baer Group Ltd.	4,231	203,190
Kuehne & Nagel International AG Reg.	1,002	131,533
Lindt & Spruengli AG	16	72,122
Lindt & Spruengli AG Reg.	2	107,841
Lonza Group AG Reg.	1,000	94,838
Nestle SA Reg.	61,137	4,475,361
Novartis AG	43,589	3,479,106
Pargesa Holding SA	503	40,542
Partners Group Holding AG	348	92,808
Roche Holding AG	13,326	3,722,705
Schindler Holding AG	898	132,176
Schindler Holding AG Reg.	401	59,158
SGS SA Reg	102	234,633
Sika AG	40	142,189
Sonova Holding AG Reg.	994	133,714
Sulzer AG Reg.	461	74,366
Swatch Group AG Reg., The	842	94,770
Swatch Group AG, The	579	382,625
Swiss Life Holding AG Reg.	586	121,660
Swiss Prime Site AG Reg.	1,098	84,992
Swiss Re AG	6,744	620,307
Swisscom AG	437	230,686
Syngenta AG Reg.	1,758	700,007
Transocean Ltd.	6,874	334,742
UBS AG Reg.	69,386	1,316,082
Zurich Insurance Group AG	2,812	814,867

		22,368,729

United Kingdom (21.60%)
3i Group PLC	18,448	117,644
Aberdeen Asset Management PLC	17,829	147,620
Admiral Group PLC	3,629	78,724
Aggreko PLC	5,214	147,557

128	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
AMEC PLC	5,496	$99,020
Anglo American PLC	26,350	575,972
Antofagasta PLC	7,341	100,168
ARM Holdings PLC	26,531	482,835
Associated British Foods PLC	6,686	270,703
AstraZeneca PLC	23,812	1,409,478
Aviva PLC	55,512	413,387
Babcock International Group PLC	6,923	155,339
BAE Systems PLC	61,190	440,776
Barclays PLC Sponsored ADR	290,891	1,309,986
BG Group PLC	64,787	1,392,010
BHP Billiton PLC	39,971	1,237,091
BP PLC	357,431	2,888,709
British American Tobacco PLC	36,209	1,941,514
British Land Co. PLC	17,756	184,945
British Sky Broadcasting Group PLC	19,341	270,314
BT Group PLC	150,651	946,491
Bunzl PLC	6,336	152,135
Burberry Group PLC	8,296	208,264
Capita PLC	12,560	215,891
Carnival PLC	3,381	140,025
Centrica PLC	97,261	560,003
Cobham PLC	20,495	93,162
Compass Group PLC	34,125	547,010
Croda International PLC	2,583	105,094
Diageo PLC	47,685	1,579,279
Direct Line Insurance Group PLC	22,127	91,456
easyJet PLC	2,904	73,864
Experian PLC	19,053	351,476
Fresnillo PLC	3,335	41,171
G4S PLC	29,967	130,263
GKN PLC	30,985	191,539
GlaxoSmithKline PLC	92,790	2,476,160
Glencore Xstrata PLC	200,260	1,036,977
Hammerson PLC	13,360	111,060
Hargreaves Lansdown PLC	4,297	96,345
HSBC Holdings PLC	353,860	3,881,495
ICAP PLC	10,458	78,208
IMI PLC	6,001	151,545
Imperial Tobacco Group PLC	18,312	708,969
Inmarsat PLC	8,616	107,864
InterContinental Hotels Group PLC	5,161	172,038
Intertek Group PLC	3,014	157,118
Intu Properties PLC	12,804	65,707
Invensys PLC	12,515	105,383
Investec PLC	10,649	77,167
ITV PLC	70,083	225,145
J Sainsbury PLC	22,870	138,231
Johnson Matthey PLC	3,807	206,778
Kingfisher PLC	44,430	283,039
Land Securities Group PLC	14,974	238,911
Legal & General Group PLC	111,805	412,315
Lloyds Banking Group PLC (a)	950,343	1,241,351
London Stock Exchange Group PLC	3,288	94,358
Marks & Spencer Group PLC	30,418	217,904
Meggitt PLC	14,614	127,655

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Melrose Industries PLC	23,826	$120,613
National Grid PLC	70,590	921,121
Next PLC	3,053	275,531
Old Mutual PLC	92,506	289,673
Pearson PLC	15,556	345,441
Persimmon PLC	5,648	115,881
Petrofac Ltd.	4,847	98,243
Prudential PLC	48,840	1,083,746
Randgold Resources Ltd.	1,680	105,438
Reckitt Benckiser Group PLC	12,209	969,024
Reed Elsevier PLC	22,326	332,367
Resolution Ltd.	25,930	152,003
Rexam PLC	15,034	132,071
Rio Tinto PLC	24,009	1,355,539
Rolls-Royce Holdings PLC	35,515	749,841
Rolls-Royce Holdings PLC C Shares - Entitlement Shares (a) (b)	3,054,290	5,058
Royal Bank of Scotland Group PLC (a)	40,717	227,965
Royal Dutch Shell PLC Class A	72,479	2,596,067
Royal Dutch Shell PLC Class B	47,725	1,801,889
RSA Insurance Group PLC	68,941	104,345
SABMiller PLC	18,348	942,188
Sage Group PLC, The	19,954	133,394
Schroders PLC	1,827	78,600
SEGRO PLC	14,566	80,563
Serco Group PLC	9,463	78,226
Severn Trent PLC	4,494	126,883
Shire PLC	10,434	492,774
Smith & Nephew PLC	16,679	237,805
Smiths Group PLC	7,754	190,035
SSE PLC	18,620	422,423
Standard Chartered PLC	46,177	1,039,948
Standard Life PLC	46,181	274,998
Tate & Lyle PLC	8,795	117,823
Tesco PLC	154,424	854,994
Travis Perkins PLC	4,610	142,907
Tui Travel PLC	9,288	63,537
Tullow Oil PLC	17,173	243,142
Unilever PLC	24,515	1,007,583
United Utilities Group PLC	12,767	141,965
Vodafone Group PLC	920,648	3,613,176
Weir Group PLC, The	3,929	138,713
Whitbread PLC	3,426	212,805
William Hill PLC	16,117	107,263
William Morrison Supermarkets PLC	42,189	182,342
Wolseley PLC	5,021	284,772
WPP PLC	25,636	585,837

		55,079,190

See accompanying notes to financial statements.	129

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
United States (0.05%)
Coca-Cola HBC AG Sponsored ADR	3,684	$107,462
Perrigo Co. PLC	72	10,997

		118,459

Total Common Stocks
(cost $182,141,052)		249,495,020

Preferred Stocks (0.64%)
Germany (0.64%)
Bayerische Moteren Werke (BMW) AG PFD	1,028	87,809
Fuchs Petrolub SE PFD	674	65,870
Henkel AG & Co. KGaA PFD	3,441	399,105
Porsche Automobil Holding SE PFD	2,919	303,825
Volkswagen AG PFD	2,762	775,705

		1,632,314

Total Preferred Stocks
(cost $582,903)		1,632,314

Short-term Investments (0.57%)
State Street Institutional U.S. Government Money Market Fund	1,451,627	1,451,627

Total Short-term Investments
(cost $1,451,627)		1,451,627

TOTAL INVESTMENTS (99.03%)
(cost $184,175,582)		252,578,961
CASH (c) AND OTHER ASSETS, NET OF LIABILITIES (0.97%)		2,470,518

NET ASSETS (100.00%)		$255,049,479

(a)	Non-income producing security.

(b)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security.

(c)	At December 31, 2013, cash in the amount of $841,910 has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

SDR - Swedish Depositary Receipt

ADR - American Depositary Receipt

FOREIGN CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$76,956,919	30.47
British Pound	55,079,190	21.81
Japanese Yen	52,491,690	20.78
Swiss Franc	22,368,729	8.85
Australian Dollar	18,689,575	7.40
Swedish Krona	8,129,950	3.22
Hong Kong Dollar	7,171,975	2.84
Singapore Dollar	3,639,039	1.44
Danish Krone	2,949,620	1.17
Norwegian Krone	2,048,203	0.81
United States Dollar	1,637,586	0.65
Israeli Shekel	1,132,471	0.45
New Zealand Dollar	284,014	0.11

Total Investments	$252,578,961	100.00%

SECTOR CLASSIFICATIONS Sector	Value	%
Financials	$64,367,716	25.24
Industrials	32,502,006	12.74
Consumer Discretionary	29,904,863	11.73
Consumer Staples	27,468,525	10.77
Health Care	25,167,080	9.87
Materials	19,079,885	7.48
Energy	18,210,810	7.14
Telecommunication Services	14,344,173	5.62
Information Technology	11,277,830	4.42
Utilities	8,804,446	3.45

Total Stocks	251,127,334	98.46
Short-term Investments	1,451,627	0.57
Cash and Other Assets, Net of Liabilities	2,470,518	0.97

Net Assets	$255,049,479	100.00%

130	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

OPEN FUTURES CONTRACTS

Description	Contracts Purchased	Expiration	Notional Value	Market Value	Unrealized Gain (Loss)
ASX SPI 200 Index	4	March 2014	$451,271	$474,844	$23,573
Euro Stoxx 50	33	March 2014	1,330,343	1,410,973	80,630
FTSE 100 Index	9	March 2014	956,175	998,165	41,990
Hang Seng Index	1	January 2014	147,641	150,452	2,811
Nikkei 225 Index	10	March 2014	745,632	771,769	26,137

Total					$175,141

OPEN FORWARD FOREIGN CURRENCY CONTRACTS

Currency	Counterparty	Settlement Date	Foreign amount Purchased (Sold)	U.S. Dollar amount Purchased (Sold)	Unrealized Gain	Unrealized (Loss)
British Pound	Morgan Stanley and Co. Inc.	03/19/2014	378,830	$(617,000)	$9,989	$—
Euro	UBS AG	03/19/2014	602,188	(827,000)	1,412	—
Japanese Yen	UBS AG	03/19/2014	40,235,910	(390,000)	—	(7,792)
Swiss Franc	Goldman Sachs Capital Markets LP	03/19/2014	71,161	(80,000)	—	(181)
British Pound	UBS AG	03/19/2014	(90,812)	150,000	—	(300)

Total					$11,401	$(8,273)

See accompanying notes to financial statements.	131

STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2013

	Shares	Value
Registered Investment Companies (99.77%)
State Farm Mutual Fund Trust Bond Fund Institutional Shares (a)	8,541,982	$93,790,965
State Farm Mutual Fund Trust Equity Fund Institutional Shares (a)	18,666,122	161,461,952

Total Registered Investment Companies
(cost $ 227,891,550)		255,252,917

TOTAL INVESTMENTS (99.77%)
(cost $ 227,891,550)		255,252,917
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.23%)		575,626

NET ASSETS (100.00%)		$255,828,543

(a)	The Equity and Bond Fund’s investment adviser is an affiliate of the issuer.

132	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2013

	Principal
	amount	Value
Corporate Bonds (64.26%)
Aerospace/Defense (1.68%)
Northrop Grumman Corp. 5.050%, 08/01/2019	$500,000	$552,648
Raytheon Co. 3.125%, 10/15/2020	1,500,000	1,501,708
Northrop Grumman Corp. 3.500%, 03/15/2021	500,000	496,968
Lockheed Martin Corp. 3.350%, 09/15/2021	2,000,000	1,984,402
General Dynamics Corp. 2.250%, 11/15/2022	2,000,000	1,795,742
Raytheon Co. 2.500%, 12/15/2022	2,000,000	1,822,010
Northrop Grumman Corp. 3.250%, 08/01/2023	3,000,000	2,798,265
Rockwell Collins Inc. 3.700%, 12/15/2023	500,000	493,608

		11,445,351

Agriculture, Foods, & Beverage (4.30%)
Coca-Cola Bottling Co. 5.300%, 04/01/2015	500,000	523,747
Kellogg Co. 4.450%, 05/30/2016	1,000,000	1,078,787
Hershey Co. 5.450%, 09/01/2016	500,000	558,074
General Mills Inc. 5.700%, 02/15/2017	1,000,000	1,121,350
PepsiAmericas Inc. 5.000%, 05/15/2017	500,000	550,718
Coca-Cola Co., The 5.350%, 11/15/2017	2,000,000	2,277,170
Kraft Foods Group Inc. 6.125%, 08/23/2018	369,000	430,115
Pepsico Inc. 7.900%, 11/01/2018	500,000	624,990
2.250%, 01/07/2019	2,000,000	2,005,952
Coca-Cola Co., The 3.150%, 11/15/2020	1,000,000	1,014,459
Kellogg Co. 4.000%, 12/15/2020	1,000,000	1,037,741
Campbell Soup Co. 4.250%, 04/15/2021	2,000,000	2,036,822
Hormel Foods Corp. 4.125%, 04/15/2021	1,000,000	1,032,955
General Mills Inc. 3.150%, 12/15/2021	2,000,000	1,957,782
Pepsico Inc. 2.750%, 03/05/2022	1,500,000	1,425,147
Kellogg Co. 3.125%, 05/17/2022	2,000,000	1,896,212
Kraft Foods Group Inc. 3.500%, 06/06/2022	1,500,000	1,461,891
Sysco Corp. 2.600%, 06/12/2022	2,000,000	1,823,178
Campbell Soup Co. 2.500%, 08/02/2022	1,000,000	882,167

	Principal
	amount	Value
Corporate Bonds (Cont.)
Agriculture, Foods, & Beverage (Cont.)
Kellogg Co. 2.750%, 03/01/2023	$1,000,000	$902,314
Pepsico Inc. 2.750%, 03/01/2023	2,000,000	1,851,124
Coca-Cola Co., The 2.500%, 04/01/2023	2,000,000	1,834,820
Hershey Co. 2.625%, 05/01/2023	1,100,000	1,011,035

		29,338,550

Automotive (0.87%)
American Honda Finance Corp. 2.125%, 10/10/2018	1,000,000	995,883
Johnson Controls Inc. 4.250%, 03/01/2021	2,000,000	2,078,040
Toyota Motor Credit Corp. 3.300%, 01/12/2022	1,000,000	1,000,290
2.625%, 01/10/2023	2,000,000	1,854,492

		5,928,705

Banks (1.81%)
Mellon Funding Corp. 5.200%, 05/15/2014	500,000	508,752
US Bank NA 4.950%, 10/30/2014	500,000	519,022
Fifth Third Bank 4.750%, 02/01/2015	500,000	520,797
Wachovia Bank NA 5.600%, 03/15/2016	500,000	547,564
Wells Fargo Bank NA 5.750%, 05/16/2016	500,000	552,678
Wachovia Corp. 5.750%, 06/15/2017	500,000	570,348
Bank of New York Mellon Corp. 2.100%, 08/01/2018	1,000,000	996,260
Wells Fargo & Co. 2.150%, 01/15/2019	1,000,000	996,868
KFW 4.875%, 06/17/2019	1,000,000	1,141,200
Bank of New York Mellon Corp. 3.550%, 09/23/2021	2,000,000	2,046,282
Wells Fargo & Co. 3.500%, 03/08/2022	2,000,000	2,000,528
US Bancorp 3.000%, 03/15/2022	2,000,000	1,933,942

		12,334,241

Building Materials & Construction (0.88%)
CRH America Inc. 6.000%, 09/30/2016	500,000	558,561
5.750%, 01/15/2021	1,000,000	1,098,908
Fluor Corp. 3.375%, 09/15/2021	2,000,000	1,949,412
Sonoco Products Co. 4.375%, 11/01/2021	1,000,000	1,016,069

See accompanying notes to financial statements.	133

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Principal
	amount	Value
Corporate Bonds (Cont.)
Building Materials & Construction (Cont.)
Stanley Black & Decker Inc.
2.900%, 11/01/2022	$1,500,000	$1,393,542

		6,016,492

Chemicals (3.29%)
E.I. du Pont de Nemours and Co. 4.875%, 04/30/2014	500,000	507,267
Praxair Inc. 5.375%, 11/01/2016	1,000,000	1,115,291
Rohm & Haas Co. 6.000%, 09/15/2017	144,000	163,358
E.I. du Pont de Nemours and Co. 6.000%, 07/15/2018	500,000	580,466
PPG Industries Inc. 7.400%, 08/15/2019	500,000	586,484
3.600%, 11/15/2020	1,000,000	1,014,839
E.I. du Pont de Nemours and Co. 3.625%, 01/15/2021	1,000,000	1,020,510
Praxair Inc. 4.050%, 03/15/2021	1,000,000	1,040,789
3.000%, 09/01/2021	1,000,000	980,757
Dow Chemical Co., The 4.125%, 11/15/2021	1,500,000	1,549,450
Praxair Inc. 2.450%, 02/15/2022	1,000,000	919,276
Syngenta Finance NV 3.125%, 03/28/2022	2,000,000	1,918,504
Monsanto Co. 2.200%, 07/15/2022	1,300,000	1,177,530
PPG Industries Inc. 2.700%, 08/15/2022	2,000,000	1,824,946
Dow Chemical Co., The 3.000%, 11/15/2022	2,000,000	1,865,280
E.I. du Pont de Nemours and Co. 2.800%, 02/15/2023	2,000,000	1,831,686
Praxair Inc. 2.700%, 02/21/2023	2,000,000	1,845,294
International Flavors & Fragrances Inc. 3.200%, 05/01/2023	2,000,000	1,846,040
Dow Chemical Co., The 7.375%, 11/01/2029	500,000	642,556

		22,430,323

Colleges (0.16%)
Dartmouth College 4.750%, 06/01/2019	1,000,000	1,113,937

Commercial Service/Supply (0.59%)
Pitney Bowes Inc. 5.750%, 09/15/2017	500,000	550,994
Cintas Corp. No. 2 6.125%, 12/01/2017	500,000	563,023
4.300%, 06/01/2021	1,000,000	1,038,174
3.250%, 06/01/2022	2,000,000	1,906,696

		4,058,887

	Principal
	amount	Value
Corporate Bonds (Cont.)
Computer Software & Services (1.94%)
Oracle Corp. 2.375%, 01/15/2019	$1,000,000	$1,008,952
Texas Instruments Inc. 1.650%, 08/03/2019	1,000,000	963,253
Microsoft Corp. 3.000%, 10/01/2020	2,000,000	2,038,484
Intel Corp. 3.300%, 10/01/2021	2,000,000	1,986,984
Oracle Corp. 2.500%, 10/15/2022	2,000,000	1,831,872
Intel Corp. 2.700%, 12/15/2022	2,000,000	1,843,614
Microsoft Corp. 2.375%, 05/01/2023	2,000,000	1,809,406
Texas Instruments Inc. 2.250%, 05/01/2023	2,000,000	1,764,812

		13,247,377

Computers (1.37%)
International Business Machines Corp.
5.700%, 09/14/2017	500,000	574,149
1.875%, 05/15/2019	2,000,000	1,961,656
1.625%, 05/15/2020	1,000,000	937,731
Hewlett-Packard Co. 3.750%, 12/01/2020	1,000,000	997,818
4.300%, 06/01/2021	2,000,000	2,027,098
International Business Machines Corp.
1.875%, 08/01/2022	1,000,000	873,943
Hewlett-Packard Co. 4.050%, 09/15/2022	1,000,000	982,977
International Business Machines Corp.
3.375%, 08/01/2023	1,000,000	974,304

		9,329,676

Consumer & Marketing (4.38%)
Procter & Gamble Co., The 4.950%, 08/15/2014	1,000,000	1,028,410
Clorox Co. 5.000%, 01/15/2015	500,000	522,661
Procter & Gamble Co., The 3.150%, 09/01/2015	1,000,000	1,042,185
Estee Lauder Co. Inc. 5.550%, 05/15/2017	1,000,000	1,110,302
Kimberly-Clark Corp. 6.125%, 08/01/2017	500,000	576,737
Danaher Corp. 5.625%, 01/15/2018	500,000	569,975
Kimberly-Clark Corp. 6.250%, 07/15/2018	1,000,000	1,172,120
Unilever Capital Corp. 2.200%, 03/06/2019	1,000,000	998,716

134	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Principal
	amount	Value
Corporate Bonds (Cont.)
Consumer & Marketing (Cont.)
McDonald’s Corp. 1.875%, 05/29/2019	$500,000	$487,853
Colgate-Palmolive Co. 2.950%, 11/01/2020	1,000,000	993,502
Unilever Capital Corp. 4.250%, 02/10/2021	3,000,000	3,217,221
Clorox Co. 3.800%, 11/15/2021	1,000,000	1,006,346
McDonald’s Corp. 2.625%, 01/15/2022	1,000,000	952,990
Valspar Corp. 4.200%, 01/15/2022	2,000,000	1,972,382
Procter & Gamble Co., The 2.300%, 02/06/2022	2,000,000	1,874,486
Kimberly-Clark Corp. 2.400%, 03/01/2022	1,000,000	929,519
Colgate-Palmolive Co. 2.300%, 05/03/2022	2,000,000	1,833,820
Clorox Co. 3.050%, 09/15/2022	1,000,000	937,356
Colgate-Palmolive Co. 1.950%, 02/01/2023	1,000,000	869,220
2.100%, 05/01/2023	1,000,000	881,600
NIKE Inc. 2.250%, 05/01/2023	1,500,000	1,341,194
Kimberly-Clark Corp. 2.400%, 06/01/2023	3,000,000	2,713,434
Procter & Gamble Co., The 3.100%, 08/15/2023	3,000,000	2,884,641

		29,916,670

Electronic/Electrical Manufacturing (0.91%)
Emerson Electric Co. 4.750%, 10/15/2015	1,000,000	1,069,167
General Electric Co. 2.700%, 10/09/2022	2,000,000	1,871,998
Emerson Electric Co. 2.625%, 02/15/2023	3,500,000	3,268,972

		6,210,137

Financial Services (1.60%)
JPMorgan Chase & Co. 5.375%, 01/15/2014	500,000	500,804
General Electric Capital Corp. 4.875%, 03/04/2015	500,000	525,207
JPMorgan Chase Bank NA 5.875%, 06/13/2016	500,000	554,544
General Electric Capital Corp. 5.400%, 02/15/2017	500,000	556,462
JPMorgan Chase Bank NA 6.000%, 10/01/2017	1,000,000	1,144,119
Simon Property Group Inc. 6.125%, 05/30/2018	1,000,000	1,157,814
General Electric Capital Corp. 4.650%, 10/17/2021	1,000,000	1,089,448

	Principal
	amount	Value
Corporate Bonds (Cont.)
Financial Services (Cont.)
JPMorgan Chase & Co. 4.500%, 01/24/2022	$1,000,000	$1,057,731
General Electric Capital Corp. 3.150%, 09/07/2022	1,500,000	1,451,576
JPMorgan Chase & Co. 3.250%, 09/23/2022	2,000,000	1,916,642
3.200%, 01/25/2023	1,000,000	948,026

		10,902,373

Forest Products & Paper (0.17%)
International Paper Co. 5.250%, 04/01/2016	500,000	541,051
Willamette Industries Inc. 9.000%, 10/01/2021	500,000	619,583

		1,160,634

Health Care (6.29%)
Pfizer Inc. 4.500%, 02/15/2014	1,000,000	1,004,757
GlaxoSmithKline Capital Inc. 4.375%, 04/15/2014	1,000,000	1,011,170
AstraZeneca PLC 5.400%, 06/01/2014	1,000,000	1,020,931
Amgen Inc. 4.850%, 11/18/2014	500,000	518,586
Merck & Co. Inc. 4.750%, 03/01/2015	500,000	524,785
Baxter International Inc. 4.625%, 03/15/2015	1,000,000	1,048,246
Medtronic Inc. 4.750%, 09/15/2015	500,000	535,448
Baxter International Inc. 5.900%, 09/01/2016	500,000	563,403
Eli Lilly & Co. 5.200%, 03/15/2017	2,000,000	2,233,238
Wyeth 5.450%, 04/01/2017	500,000	561,522
Amgen Inc. 5.850%, 06/01/2017	500,000	567,299
Johnson & Johnson 5.550%, 08/15/2017	500,000	570,712
AstraZeneca PLC 5.900%, 09/15/2017	500,000	571,733
Schering-Plough Corp. 6.000%, 09/15/2017	500,000	578,013
Becton Dickinson & Co. 5.000%, 05/15/2019	1,000,000	1,121,268
Baxter International Inc. 4.500%, 08/15/2019	500,000	547,798
AstraZeneca PLC 1.950%, 09/18/2019	1,500,000	1,457,427
Becton Dickinson & Co. 3.250%, 11/12/2020	1,000,000	998,402
CR Bard Inc. 4.400%, 01/15/2021	1,000,000	1,043,886

See accompanying notes to financial statements.	135

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Principal
	amount	Value
Corporate Bonds (Cont.)
Health Care (Cont.)
Medtronic Inc. 4.125%, 03/15/2021	$1,000,000	$1,045,541
Sanofi-Aventis 4.000%, 03/29/2021	1,000,000	1,047,613
Becton Dickinson & Co. 3.125%, 11/08/2021	1,000,000	969,364
Amgen Inc. 3.875%, 11/15/2021	1,000,000	1,027,190
Medtronic Inc. 3.125%, 03/15/2022	1,000,000	971,643
GlaxoSmithKline Capital Inc. 2.850%, 05/08/2022	2,000,000	1,886,292
Bristol-Myers Squibb Co. 2.000%, 08/01/2022	1,500,000	1,327,725
Baxter International Inc. 2.400%, 08/15/2022	2,000,000	1,812,976
Merck & Co. Inc. 2.400%, 09/15/2022	2,000,000	1,826,866
Novartis Capital Corp. 2.400%, 09/21/2022	2,000,000	1,833,660
GlaxoSmithKline Capital Inc. 2.800%, 03/18/2023	2,000,000	1,852,286
Medtronic Inc. 2.750%, 04/01/2023	2,500,000	2,312,475
Merck & Co. Inc. 2.800%, 05/18/2023	2,000,000	1,851,568
Baxter International Inc. 3.200%, 06/15/2023	4,000,000	3,821,396
Pfizer Inc. 3.000%, 06/15/2023	2,000,000	1,879,142
Bristol-Myers Squibb Co. 3.250%, 11/01/2023	1,000,000	959,518

		42,903,879

Machinery & Manufacturing (5.48%)
United Technologies Corp. 4.875%, 05/01/2015	1,000,000	1,056,804
Ingersoll-Rand Co. Ltd. 4.750%, 05/15/2015	1,000,000	1,040,543
Thermo Electron Corp. 5.000%, 06/01/2015	500,000	529,522
Dover Corp. 4.875%, 10/15/2015	1,000,000	1,071,929
Honeywell International Inc. 5.400%, 03/15/2016	1,000,000	1,096,308
Caterpillar Inc. 5.700%, 08/15/2016	500,000	557,446
Eaton Corp. 5.300%, 03/15/2017	1,000,000	1,113,749
Honeywell International Inc. 5.300%, 03/15/2017	500,000	556,874
Cooper U.S. Inc. 6.100%, 07/01/2017	500,000	570,928
Caterpillar Financial Services Corp. 5.850%, 09/01/2017	500,000	569,970

	Principal
	amount	Value
Corporate Bonds (Cont.)
Machinery & Manufacturing (Cont.)
John Deere Capital Corp. 2.800%, 09/18/2017	$2,000,000	$2,093,704
Covidien International 6.000%, 10/15/2017	500,000	572,781
United Technologies Corp. 5.375%, 12/15/2017	500,000	569,780
Thermo Fisher Scientific Inc. 2.400%, 02/01/2019	1,000,000	990,691
John Deere Capital Corp. 1.700%, 01/15/2020	1,000,000	941,681
Cooper U.S. Inc. 3.875%, 12/15/2020	1,000,000	1,010,040
Dover Corp. 4.300%, 03/01/2021	1,000,000	1,058,320
Honeywell International Inc. 4.250%, 03/01/2021	1,000,000	1,072,927
Caterpillar Inc. 3.900%, 05/27/2021	1,000,000	1,038,701
Illinois Tool Works Inc. 3.375%, 09/15/2021	1,000,000	995,215
Bemis Company Inc. 4.500%, 10/15/2021	1,000,000	1,021,408
John Deere Capital Corp. 2.750%, 03/15/2022	1,000,000	946,514
Caterpillar Financial Services Corp. 2.850%, 06/01/2022	2,000,000	1,902,330
United Technologies Corp. 3.100%, 06/01/2022	2,000,000	1,955,564
Deere & Co. 2.600%, 06/08/2022	1,000,000	935,066
Covidien International 3.200%, 06/15/2022	2,000,000	1,928,572
3M Co. 2.000%, 06/26/2022	1,500,000	1,368,727
Parker Hannifin Corp. 3.500%, 09/15/2022	1,000,000	977,495
Thermo Fisher Scientific Inc. 3.150%, 01/15/2023	2,000,000	1,861,226
Caterpillar Financial Services Corp. 2.625%, 03/01/2023	2,000,000	1,817,276
Covidien International 2.950%, 06/15/2023	3,000,000	2,775,192
Total Capital Canada Ltd. 2.750%, 07/15/2023	1,500,000	1,385,728

		37,383,011

Media & Broadcasting (1.91%)
Walt Disney Co., The 5.625%, 09/15/2016	1,000,000	1,122,756
McGraw-Hill Companies Inc. 5.900%, 11/15/2017	500,000	543,104
Walt Disney Co., The 2.750%, 08/16/2021	2,000,000	1,928,250
Thomson Reuters Corp. 3.950%, 09/30/2021	1,000,000	996,271

136	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Principal
	amount	Value
Corporate Bonds (Cont.)
Media & Broadcasting (Cont.)
Walt Disney Co., The 2.550%, 02/15/2022	$1,000,000	$930,952
Comcast Corp. 3.125%, 07/15/2022	2,000,000	1,908,604
Reed Elsevier Capital 3.125%, 10/15/2022	2,000,000	1,849,508
Walt Disney Co., The 2.350%, 12/01/2022	2,000,000	1,817,170
Comcast Corp. 2.850%, 01/15/2023	1,000,000	924,607
Thomson Reuters Corp. 4.300%, 11/23/2023	1,000,000	1,004,300

		13,025,522

Mining & Metals (2.22%)
Alcan Inc. 5.000%, 06/01/2015	1,000,000	1,056,716
Alcoa Inc. 5.550%, 02/01/2017	500,000	538,180
BHP Billiton Finance USA Ltd. 5.400%, 03/29/2017	500,000	559,979
2.050%, 09/30/2018	500,000	499,938
Rio Tinto Finance USA PLC 2.250%, 12/14/2018	2,000,000	1,990,132
Rio Tinto Finance USA Ltd. 3.500%, 11/02/2020	1,000,000	1,020,973
4.125%, 05/20/2021	2,000,000	2,074,586
Barrick NA Finance LLC 4.400%, 05/30/2021	1,000,000	962,846
BHP Billiton Finance USA Ltd. 3.250%, 11/21/2021	1,500,000	1,491,111
Alcoa Inc. 5.870%, 02/23/2022	750,000	774,118
BHP Billiton Finance USA Ltd. 2.875%, 02/24/2022	1,000,000	956,319
Barrick Gold Corp. 3.850%, 04/01/2022	1,000,000	900,630
4.100%, 05/01/2023	2,000,000	1,807,782
BHP Billiton Finance USA Ltd. 3.850%, 09/30/2023	500,000	502,169

		15,135,479

Oil & Gas (5.29%)
ConocoPhillips Canada 5.625%, 10/15/2016	500,000	559,433
Apache Corp. 5.625%, 01/15/2017	500,000	561,947
Shell International Finance 5.200%, 03/22/2017	500,000	558,532
Canadian National Resources 5.700%, 05/15/2017	500,000	561,909
Weatherford International Inc. 6.350%, 06/15/2017	500,000	565,257

	Principal
	amount	Value
Corporate Bonds (Cont.)
Oil & Gas (Cont.)
EOG Resources Inc. 5.875%, 09/15/2017	$500,000	$571,903
Husky Energy Inc. 6.200%, 09/15/2017	500,000	569,985
Encana Corp. 5.900%, 12/01/2017	500,000	567,426
Chevron Corp. 1.718%, 06/24/2018	2,000,000	1,992,452
Shell International Finance 1.900%, 08/10/2018	1,500,000	1,491,062
Total Capital SA 2.125%, 08/10/2018	1,000,000	1,003,878
Chevron Corp. 4.950%, 03/03/2019	1,000,000	1,134,309
ConocoPhillips 6.000%, 01/15/2020	500,000	586,558
Chevron Corp. 2.427%, 06/24/2020	2,000,000	1,946,120
Trans-Canada Pipelines 3.800%, 10/01/2020	1,000,000	1,035,133
Apache Corp. 3.625%, 02/01/2021	500,000	514,769
Occidental Petroleum Corp. 4.100%, 02/01/2021	1,000,000	1,049,736
Canadian National Resources 3.450%, 11/15/2021	1,000,000	982,654
Total Capital International SA 2.875%, 02/17/2022	2,000,000	1,901,912
Apache Corp. 3.250%, 04/15/2022	724,000	713,324
Devon Energy Corp. 3.250%, 05/15/2022	1,500,000	1,430,324
Trans-Canada Pipelines 2.500%, 08/01/2022	2,000,000	1,824,148
Shell International Finance 2.375%, 08/21/2022	2,000,000	1,831,338
Chevron Corp. 2.355%, 12/05/2022	2,000,000	1,819,176
Shell International Finance 2.250%, 01/06/2023	1,500,000	1,339,389
Total Capital International SA 2.700%, 01/25/2023	1,000,000	922,444
Occidental Petroleum Corp. 2.700%, 02/15/2023	2,000,000	1,830,938
EOG Resources Inc. 2.625%, 03/15/2023	2,000,000	1,819,538
Shell International Finance 3.400%, 08/12/2023	500,000	487,327
Nabors Industries Inc. (a) 5.100%, 09/15/2023	2,000,000	1,983,884
Trans-Canada Pipelines 3.750%, 10/16/2023	1,000,000	974,658

See accompanying notes to financial statements.	137

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Principal
	amount	Value
Corporate Bonds (Cont.)
Oil & Gas (Cont.)
Total Capital International SA 3.700%, 01/15/2024	$1,000,000	$988,774

		36,120,237

Retailers (3.50%)
Lowe’s Companies Inc. 5.000%, 10/15/2015	1,000,000	1,076,922
Target Corp. 5.875%, 07/15/2016	1,000,000	1,125,282
Lowe’s Companies Inc. 5.400%, 10/15/2016	500,000	560,020
McDonald’s Corp. 5.300%, 03/15/2017	500,000	558,534
Target Corp. 5.375%, 05/01/2017	500,000	562,026
CVS Caremark Corp. 5.750%, 06/01/2017	500,000	567,056
Home Depot Inc. 2.250%, 09/10/2018	1,000,000	1,013,753
CVS Caremark Corp. 2.250%, 12/05/2018	1,000,000	999,708
Costco Wholesale Corp. 1.700%, 12/15/2019	2,000,000	1,926,454
Home Depot Inc. 3.950%, 09/15/2020	1,000,000	1,066,894
Wal-Mart Stores Inc. 3.250%, 10/25/2020	2,000,000	2,042,212
Home Depot Inc. 4.400%, 04/01/2021	1,000,000	1,079,974
Lowe’s Companies Inc. 3.800%, 11/15/2021	1,000,000	1,030,998
3.120%, 04/15/2022	1,000,000	969,637
Walgreen Co. 3.100%, 09/15/2022	2,000,000	1,874,976
CVS Caremark Corp. 2.750%, 12/01/2022	2,000,000	1,845,946
Home Depot Inc. 2.700%, 04/01/2023	3,000,000	2,765,550
Wal-Mart Stores Inc. 2.550%, 04/11/2023	2,000,000	1,827,346
Lowe’s Companies Inc. 3.875%, 09/15/2023	1,000,000	1,005,438

		23,898,726

Telecom & Telecom Equipment (2.63%)
Vodafone Group PLC 4.150%, 06/10/2014	500,000	507,976
BellSouth Corp. 5.200%, 09/15/2014	1,000,000	1,032,614
Verizon Global Funding Corp. 4.900%, 09/15/2015	500,000	534,066
SBC Communications Inc. 5.625%, 06/15/2016	1,000,000	1,103,582
Verizon Communications Inc. 3.650%, 09/14/2018	1,000,000	1,058,564

	Principal
	amount	Value
Corporate Bonds (Cont.)
Telecom & Telecom Equipment (Cont.)
AT&T Inc. 2.375%, 11/27/2018	$1,000,000	$1,000,858
Vodafone Group PLC 5.450%, 06/10/2019	500,000	568,370
Verizon Communications Inc. 4.500%, 09/15/2020	1,000,000	1,070,566
Telefonica Emisiones SAU 5.462%, 02/16/2021	1,000,000	1,055,143
Vodafone Group PLC 4.375%, 03/16/2021	2,000,000	2,077,428
AT&T Inc. 4.450%, 05/15/2021	1,000,000	1,052,830
3.000%, 02/15/2022	1,000,000	942,154
Vodafone Group PLC 2.500%, 09/26/2022	1,000,000	883,145
Verizon Communications Inc. 2.450%, 11/01/2022	2,500,000	2,213,112
AT&T Inc. 2.625%, 12/01/2022	1,000,000	902,262
Vodafone Group PLC 2.950%, 02/19/2023	1,000,000	912,010
Verizon Communications inc. 5.150%, 09/15/2023	1,000,000	1,073,692

		17,988,372

Transportation (2.62%)
United Parcel Service Inc. 3.125%, 01/15/2021	1,500,000	1,501,800
Burlington North Santa Fe 3.050%, 03/15/2022	1,000,000	947,835
Norfolk Southern Corp. 3.000%, 04/01/2022	2,000,000	1,889,524
Burlington North Santa Fe 3.050%, 09/01/2022	500,000	468,797
United Parcel Service Inc. 2.450%, 10/01/2022	2,000,000	1,837,828
Canadian National Railway Co. 2.250%, 11/15/2022	2,000,000	1,792,910
Union Pacific Corp. 2.950%, 01/15/2023	2,000,000	1,848,438
Burlington North Santa Fe 3.000%, 03/15/2023	2,000,000	1,862,522
Union Pacific Corp. 2.750%, 04/15/2023	2,000,000	1,830,198
Burlington North Santa Fe 3.850%, 09/01/2023	2,000,000	1,967,280
CSX Corp. 3.700%, 11/01/2023	1,000,000	967,403
Norfolk Southern Corp. 3.850%, 01/15/2024	1,000,000	982,259

		17,896,794

Utilities & Energy (10.37%)
NSTAR Electric Co. 4.875%, 04/15/2014	1,000,000	1,012,468

138	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Principal
	amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Union Electric Co. 5.500%, 05/15/2014	$500,000	$509,119
Atmos Energy Corp. 4.950%, 10/15/2014	1,000,000	1,033,068
Union Electric Co. 4.750%, 04/01/2015	500,000	525,594
Commonwealth Edison Co. 4.700%, 04/15/2015	500,000	525,146
Southwestern Electric Power 5.375%, 04/15/2015	500,000	526,273
San Diego Gas & Electric Co. 5.300%, 11/15/2015	500,000	540,784
Consolidated Edison Co. NY 5.375%, 12/15/2015	1,000,000	1,087,651
Virginia Electric & Power Co. 5.400%, 01/15/2016	500,000	544,017
Ohio Power Co. 6.000%, 06/01/2016	500,000	553,524
Commonwealth Edison Co. 5.950%, 08/15/2016	500,000	559,004
Baltimore Gas & Electric Co. 5.900%, 10/01/2016	500,000	560,150
Consolidated Edison Co. NY 5.300%, 12/01/2016	500,000	559,317
Georgia Power Co. 5.700%, 06/01/2017	500,000	563,588
Jersey Central Power & Light 5.650%, 06/01/2017	1,000,000	1,102,837
Atmos Energy Corp. 6.350%, 06/15/2017	500,000	565,434
Kansas City Power & Light Co. 5.850%, 06/15/2017	1,000,000	1,103,569
Union Electric Co. 6.400%, 06/15/2017	500,000	573,232
Florida Power Corp. 5.800%, 09/15/2017	500,000	568,644
Virginia Electric & Power Co. 5.950%, 09/15/2017	500,000	576,535
NSTAR Electric Co. 5.625%, 11/15/2017	500,000	566,386
Pacific Gas & Electric 5.625%, 11/30/2017	500,000	566,488
Equitable Resources Inc. 5.150%, 03/01/2018	500,000	537,558
Southern California Gas 5.450%, 04/15/2018	500,000	569,660
Pacificorp 5.650%, 07/15/2018	500,000	574,359
Public Service Electric and Gas Co. 2.300%, 09/15/2018	1,000,000	1,008,170
Pacific Gas & Electric 8.250%, 10/15/2018	500,000	625,338
MidAmerican Energy Co. 2.400%, 03/15/2019	1,000,000	1,007,007
Alabama Power Co. 3.375%, 10/01/2020	1,000,000	1,019,293

	Principal
	amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Pacific Gas & Electric 3.500%, 10/01/2020	$1,000,000	$1,017,684
Kentucky Utilities 3.250%, 11/01/2020	1,000,000	1,016,186
Public Service Company of Colorado 3.200%, 11/15/2020	1,000,000	1,005,147
Appalachian Power Co. 4.600%, 03/30/2021	500,000	536,353
Commonwealth Edison 3.400%, 09/01/2021	1,000,000	1,005,628
Pacific Gas & Electric 3.250%, 09/15/2021	1,000,000	982,174
Carolina Power & Light Co. 2.800%, 05/15/2022	1,000,000	952,682
Consumers Energy Co. 2.850%, 05/15/2022	2,000,000	1,905,560
Georgia Power Co. 2.850%, 05/15/2022	2,000,000	1,887,454
Detroit Edison Co. 2.650%, 06/15/2022	500,000	468,936
CenterPoint Energy Houston LLC 2.250%, 08/01/2022	2,000,000	1,808,354
Baltimore Gas & Electric Co. 2.800%, 08/15/2022	1,500,000	1,396,311
Northern States Power Co. 2.150%, 08/15/2022	500,000	449,953
Pacific Gas & Electric 2.450%, 08/15/2022	1,000,000	897,745
Ameren Illinois Co. 2.700%, 09/01/2022	2,000,000	1,871,898
PPL Electric Utilities 2.500%, 09/01/2022	500,000	460,933
PECO Energy Co. 2.375%, 09/15/2022	500,000	454,382
Public Service Company of Colorado 2.250%, 09/15/2022	1,000,000	906,513
Tampa Electric Co. 2.600%, 09/15/2022	500,000	460,950
NSTAR Electric Co. 2.375%, 10/15/2022	1,000,000	908,020
Wisconsin Power & Light 2.250%, 11/15/2022	1,600,000	1,430,938
Connecticut Light & Power 2.500%, 01/15/2023	1,000,000	913,932
Indiana Michigan Power Co. 3.200%, 03/15/2023	2,500,000	2,336,988
Kansas City Power & Light Co. 3.150%, 03/15/2023	2,000,000	1,854,684
Public Service Company of Colorado 2.500%, 03/15/2023	2,000,000	1,820,728
Virginia Electric & Power Co. 2.750%, 03/15/2023	2,000,000	1,859,488
Northern States Power Co. 2.600%, 05/15/2023	1,000,000	918,375
Public Service Electric and Gas Co. 2.375%, 05/15/2023	3,000,000	2,697,501

See accompanying notes to financial statements.	139

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Principal
	amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Florida Power & Light Co. 2.750%, 06/01/2023	$2,000,000	$1,872,024
Pacificorp 2.950%, 06/01/2023	1,000,000	938,113
Pacific Gas & Electric 3.250%, 06/15/2023	2,000,000	1,897,160
Baltimore Gas & Electric Co. 3.350%, 07/01/2023	3,000,000	2,880,315
Consumers Energy Co. 3.375%, 08/15/2023	1,000,000	973,416
Laclede Gas Co. 3.400%, 08/15/2023	1,000,000	971,477
Duke Energy Ohio Inc. 3.800%, 09/01/2023	1,200,000	1,199,402
San Diego Gas & Electric Co. 3.600%, 09/01/2023	2,000,000	1,999,006
DTE Electric Co. 3.650%, 03/15/2024	2,000,000	1,985,454
San Diego Gas & Electric Co. 6.000%, 06/01/2026	500,000	596,746
Northern States Power Co. 6.200%, 07/01/2037	1,000,000	1,196,778

		70,799,601

Total Corporate Bonds
(cost $443,612,957)		438,584,974

Commercial Mortgage-Backed Securities (0.06%)
LB-UBS Commercial Mortgage Trust Series 2004-C2 Class A4
4.367%, 03/15/2036	449,146	449,901

Total Commercial Mortgage-Backed Securities
(cost $448,031)		449,901

Government Agency Securities (b) (20.89%)
Agency Commercial Mortgage-Backed Securities (10.71%)
Federal Home Loan Mortgage Corp. 2.789%, 01/25/2022	10,000,000	9,705,400
2.373%, 05/25/2022	10,000,000	9,329,910
2.682%, 10/25/2022	10,000,000	9,469,880
Federal National Mortgage Association 3.044%, 01/25/2022	10,000,000	9,756,620
2.715%, 02/25/2022	7,000,000	6,751,115
2.482%, 04/25/2022	10,000,000	9,413,170
2.377%, 05/25/2022	10,000,000	9,303,360
2.509%, 11/25/2022	10,000,000	9,355,220

		73,084,675

Agency Mortgage-Backed Securities (9.05%)
Federal Home Loan Mortgage Corp. 5.000%, 07/01/2018	103,338	109,435
5.000%, 09/01/2018	99,211	105,086
5.000%, 09/01/2018	53,838	57,015
4.500%, 11/01/2018	159,643	169,179
5.500%, 11/01/2018	80,697	84,971
5.000%, 01/01/2019	71,366	75,579
5.000%, 04/01/2019	74,349	78,744

	Principal
	amount	Value
Government Agency Securities (Cont.)
Agency Mortgage-Backed Securities (Cont.)
4.500%, 05/01/2019	$106,959	$113,411
4.000%, 05/01/2019	76,014	80,387
5.500%, 06/01/2019	114,690	120,837
5.000%, 01/01/2020	80,584	85,352
5.500%, 04/01/2020	126,216	136,782
5.500%, 07/01/2020	202,974	219,762
6.000%, 07/01/2021	190,252	208,286
4.500%, 05/01/2024	466,276	500,064
4.500%, 05/01/2024	184,198	197,496
4.500%, 09/01/2024	409,627	439,397
5.000%, 10/01/2024	607,343	653,867
4.000%, 10/01/2024	580,291	612,861
4.000%, 01/01/2025	452,137	479,334
4.000%, 07/01/2025	494,462	522,190
4.500%, 08/01/2025	461,912	495,786
3.500%, 04/01/2026	647,724	675,562
2.500%, 02/01/2027	4,888,718	4,849,066
6.000%, 11/01/2028	13,254	14,826
6.500%, 06/01/2029	25,056	28,071
7.500%, 12/01/2030	916	965
7.000%, 07/01/2031	2,930	3,208
6.500%, 09/01/2031	4,298	4,810
6.000%, 11/01/2032	42,391	47,450
6.000%, 12/01/2032	24,296	27,188
5.500%, 05/01/2033	362,597	399,488
5.500%, 07/01/2033	446,818	492,215
5.000%, 08/01/2033	175,884	191,253
5.500%, 03/01/2034	96,393	105,260
5.000%, 04/01/2034	113,261	122,647
6.000%, 07/01/2034	386,759	428,097
5.500%, 05/01/2035	461,358	515,776
5.000%, 05/01/2035	392,189	423,609
4.500%, 08/01/2035	125,775	133,293
5.000%, 10/01/2035	107,078	115,578
6.500%, 08/01/2036	177,813	198,470
5.500%, 10/01/2037	203,405	221,685
5.500%, 11/01/2037	264,045	287,776
6.000%, 01/01/2038	157,406	173,498
6.000%, 01/01/2038	118,563	130,911
4.500%, 06/01/2039	785,877	832,553
5.000%, 06/01/2039	572,202	616,705
4.500%, 10/01/2039	981,620	1,039,559
5.000%, 10/01/2039	866,109	933,933
5.000%, 01/01/2040	412,726	445,070
4.500%, 02/01/2040	343,314	363,737
4.000%, 07/01/2041	1,842,505	1,893,712
Federal National Mortgage Association 5.500%, 12/01/2016	8,053	8,553
5.500%, 01/01/2017	49,322	52,383
6.500%, 01/01/2017	11,408	11,734
5.500%, 01/01/2017	9,811	10,420
5.500%, 02/01/2017	41,506	44,084
5.000%, 03/01/2017	44,557	47,398
6.000%, 04/01/2017	9,553	10,068
5.500%, 01/01/2018	36,474	38,765
5.000%, 02/01/2018	54,629	58,144

140	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Principal
	amount	Value
Government Agency Securities (Cont.)
Agency Mortgage-Backed Securities (Cont.)
5.000%, 05/01/2018	$135,910	$144,671
5.000%, 05/01/2018	116,367	123,976
4.500%, 05/01/2018	106,191	113,011
4.500%, 05/01/2018	102,809	109,374
5.000%, 05/01/2018	60,472	64,020
4.500%, 03/01/2019	91,497	96,961
5.500%, 10/01/2019	276,769	299,324
5.000%, 11/01/2019	168,231	180,079
4.500%, 12/01/2019	109,940	117,062
5.000%, 06/01/2020	309,830	333,393
4.500%, 09/01/2020	144,408	153,398
5.000%, 05/01/2021	237,505	252,136
5.500%, 05/01/2021	210,717	230,200
4.500%, 04/01/2023	53,722	57,245
5.000%, 01/01/2024	245,371	264,965
4.500%, 04/01/2024	76,863	81,971
4.000%, 06/01/2024	379,390	402,389
4.500%, 11/01/2024	359,823	383,234
3.500%, 12/01/2025	603,392	631,677
3.000%, 12/01/2026	1,272,568	1,300,055
7.500%, 09/01/2029	19,436	22,201
8.000%, 03/01/2030	3,437	3,596
6.500%, 05/01/2030	18,866	21,133
6.500%, 08/01/2031	2,001	2,225
7.000%, 08/01/2031	1,777	1,797
6.500%, 10/01/2031	14,043	16,018
6.000%, 11/01/2031	14,799	16,393
7.000%, 01/01/2032	23,561	27,220
3.000%, 02/01/2032	6,450,136	6,367,252
3.000%, 02/01/2032	4,382,097	4,328,798
6.000%, 03/01/2032	11,764	13,075
6.500%, 03/01/2032	7,427	8,461
6.500%, 04/01/2032	53,400	59,852
7.000%, 04/01/2032	23,363	25,356
6.500%, 05/01/2032	186,170	207,146
6.000%, 05/01/2032	13,089	14,709
7.000%, 06/01/2032	35,782	39,873
7.000%, 06/01/2032	21,551	23,447
6.500%, 06/01/2032	13,668	15,192
6.500%, 07/01/2032	30,087	33,451
6.000%, 08/01/2032	117,208	131,996
5.500%, 10/01/2032	156,164	172,343
6.500%, 10/01/2032	62,270	69,195
6.000%, 11/01/2032	87,126	97,867
6.000%, 01/01/2033	64,548	72,403
5.500%, 03/01/2033	62,786	69,138
5.500%, 03/01/2033	55,023	60,620
6.000%, 04/01/2033	171,531	190,097
5.000%, 05/01/2033	176,560	191,530
5.000%, 05/01/2033	58,998	64,290
5.000%, 08/01/2033	203,497	221,350
5.500%, 10/01/2033	208,045	229,049
5.000%, 03/01/2034	347,073	377,837
5.500%, 05/01/2034	277,217	307,189
6.000%, 07/01/2034	161,391	181,188
5.500%, 12/01/2034	433,173	479,970

	Principal
	amount	Value
Government Agency Securities (Cont.)
Agency Mortgage-Backed Securities (Cont.)
5.500%, 04/01/2035	$258,162	$284,609
5.000%, 07/01/2035	302,736	328,614
5.500%, 07/01/2035	268,904	295,160
5.000%, 10/01/2035	220,009	238,742
5.000%, 11/01/2035	84,435	91,614
6.000%, 08/01/2036	138,139	153,180
6.000%, 12/01/2037	71,739	79,361
5.500%, 02/01/2038	221,488	243,268
5.500%, 06/01/2038	515,667	566,599
4.500%, 03/01/2039	715,460	760,180
5.000%, 05/01/2039	777,855	845,064
4.500%, 05/01/2039	562,985	597,735
5.000%, 11/01/2039	1,083,698	1,186,874
4.500%, 01/01/2040	662,445	701,877
4.500%, 09/01/2040	1,205,607	1,277,844
3.500%, 01/01/2041	1,816,310	1,806,262
4.500%, 04/01/2041	639,309	677,742
5.000%, 05/01/2041	836,331	912,224
4.000%, 11/01/2041	2,042,821	2,104,500
Government National Mortgage Association 6.000%, 05/15/2017	42,428	44,392
6.500%, 06/15/2028	35,516	40,723
6.000%, 11/15/2028	22,688	25,338
6.500%, 03/15/2029	46,284	53,064
7.000%, 06/15/2029	18,459	18,867
7.500%, 08/20/2030	8,734	10,395
6.000%, 01/15/2032	14,618	16,474
5.500%, 10/15/2033	199,974	221,388
5.000%, 11/20/2033	312,945	343,258
6.000%, 12/20/2033	98,207	109,976
5.500%, 11/15/2038	403,457	443,915
5.000%, 09/15/2039	808,967	877,617
4.500%, 10/15/2039	1,281,728	1,369,254
5.000%, 12/15/2039	334,959	364,594
4.000%, 09/20/2040	2,487,897	2,592,847
4.500%, 03/20/2041	529,943	568,929
5.000%, 05/20/2041	448,789	490,251

		61,788,470

Agency Notes & Bonds (1.13%)
Federal National Mortgage Association 5.500%, 05/10/2027	5,000,000	5,516,935
7.125%, 01/15/2030	500,000	677,822
Tennessee Valley Authority 1.750%, 10/15/2018	1,500,000	1,490,680

		7,685,437

Total Government Agency Securities
(cost $145,098,707)		142,558,582

U.S. Treasury Obligations (13.57%)
U.S. Treasury Bonds 7.500%, 11/15/2016	500,000	595,781
8.125%, 08/15/2019	750,000	999,200
6.875%, 08/15/2025	1,000,000	1,361,562

See accompanying notes to financial statements.	141

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Principal
	amount	Value
U.S. Treasury Obligations (Cont.)
U.S. Treasury Notes 2.625%, 07/31/2014	$2,000,000	$2,029,062
2.375%, 08/31/2014	1,000,000	1,014,727
4.250%, 11/15/2014	1,000,000	1,035,272
4.000%, 02/15/2015	2,000,000	2,084,844
4.125%, 05/15/2015	1,000,000	1,053,203
2.125%, 05/31/2015	5,000,000	5,133,010
4.250%, 08/15/2015	2,000,000	2,127,734
4.500%, 11/15/2015	10,000,000	10,773,050
4.500%, 02/15/2016	10,000,000	10,864,840
2.625%, 04/30/2016	1,000,000	1,049,062
3.250%, 07/31/2016	2,000,000	2,135,782
3.000%, 08/31/2016	1,000,000	1,062,188
2.750%, 05/31/2017	5,000,000	5,293,750
4.250%, 11/15/2017	12,000,000	13,361,256
3.500%, 02/15/2018	9,000,000	9,770,625
3.875%, 05/15/2018	2,000,000	2,204,376
3.750%, 11/15/2018	17,000,000	18,656,174

Total U.S. Treasury Obligations
(cost $87,909,137)		92,605,498

	Shares	Value
Short-term Investments (0.66%)
JPMorgan U.S. Government Money Market Fund	4,486,143	$4,486,143

Total Short-term Investments
(cost $4,486,143)		4,486,143

TOTAL INVESTMENTS (99.44%)
(cost $681,554,975)		678,685,098
OTHER ASSETS, NET OF LIABILITIES (0.56%)		3,844,278

NET ASSETS (100.00%)		$682,529,376

(a)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $1,983,884 or 0.29% of net assets.

(b)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.

142	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2013

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (96.90%)
Alabama (1.97%)
City of Trussville, Alabama, General Obligation Warrants, Series 2006-A	5.000%	10/01/2022	Aa2	$1,000,000	$1,055,220
City of Tuscaloosa, Alabama, General Obligation Warrants, Series 2010-A	4.750%	07/01/2024	Aa1	1,025,000	1,137,576
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.250%	02/01/2026	Aa2	500,000	546,205
City of Huntsville, Alabama, General Obligation Warrants, Series 2007-A	4.750%	05/01/2027	Aaa	2,000,000	2,134,840
City of Florence (Alabama), Water and Sewer Revenue Warrants, Series 2011	5.000%	08/15/2028	A1	940,000	1,013,903
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.125%	02/01/2030	Aa2	2,305,000	2,448,048
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.250%	02/01/2031	Aa2	1,000,000	1,068,260

					9,404,052

Alaska (0.95%)
Municipality of Anchorage, Alaska, Senior Lien Electric Revenue Bonds, 2009 Series A (Tax-Exempt)	4.000%	12/01/2020	A+	1,000,000	1,050,940
Municipality of Anchorage, Alaska, Senior Lien Electric Revenue Bonds, 2009 Series A (Tax-Exempt)	5.000%	12/01/2022	A+	2,220,000	2,359,594
Matanuska-Susitna Borough, Alaska, General Obligation School Bonds, 2009 Series A	5.000%	07/01/2029	Aa2	1,035,000	1,102,937

					4,513,471

Arizona (8.46%)
City of Glendale, Arizona, General Obligation Refunding Bonds, Series 2010	5.000%	07/01/2018	A3	1,900,000	2,152,586
Maricopa County, Arizona, Tempe Elementary School District No. 3, School Improvement Bonds, Project of 2005, Series B (2007)	4.500%	07/01/2021	Aa2	885,000	925,436
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	5.000%	07/01/2021	Aa2	1,140,000	1,303,522
Tucson Unified School District No. 1 of Pima County, Arizona, School Improvement Bonds, Project of 2004, Series C (2007)	4.500%	07/01/2021	A+	1,300,000	1,383,785
City of Phoenix, Civic Improvement Corporation, Senior Lien Wastewater System Revenue Refunding Bonds, Series 2008	5.500%	07/01/2023	Aa2	1,000,000	1,148,070
Scottsdale Unified School District No. 48 of Maricopa County, Arizona, School Improvement Bonds, Project of 2010, Series B (2012)	4.000%	07/01/2023	AA	1,000,000	1,044,110
Sedona-Oak Creek Joint Unified School District No. 9 of Coconino and Yavapai Counties, Arizona, School Improvement Bonds, Project of 2007, Series B (2009)	5.000%	07/01/2023	A+	1,460,000	1,566,346
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	5.000%	07/01/2023	Aa2	800,000	901,296
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	5.000%	07/01/2024	A+	1,140,000	1,261,957
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	4.000%	07/01/2024	Aa2	300,000	311,388
Peoria Unified School District No. 11 of Maricopa County, Arizona, Refunding Bonds, Series 2012	4.000%	07/01/2025	Aa3	1,500,000	1,544,685
Phoenix Union High School District No. 210 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Tax-Exempt Series A (2012)	4.000%	07/01/2025	Aa2	1,100,000	1,136,839
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	5.000%	07/01/2025	A+	2,000,000	2,197,040
Scottsdale Unified School District No. 48 of Maricopa County, Arizona, School Improvement Bonds, Project of 2010, Series B (2012)	4.250%	07/01/2025	AA	2,000,000	2,099,480
Phoenix Union High School District No. 210 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Tax-Exempt Series A (2012)	4.000%	07/01/2026	Aa2	500,000	512,315
Pima County, Arizona, General Obligation Bonds, Series 2012A	4.000%	07/01/2026	AA-	2,015,000	2,042,565
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	5.000%	07/01/2026	A+	1,725,000	1,879,163
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009) (Bank Qualified)	5.000%	07/01/2027	A+	2,000,000	2,119,020
City of Phoenix, Arizona, Various Purpose General Obligation Bonds, Series 2012A	4.000%	07/01/2027	Aa1	2,000,000	2,044,860
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	5.000%	07/01/2027	A+	1,000,000	1,079,570
Pinal County Community College District of Pinal County, Arizona, General Obligation Bonds, Project of 2008, Series B (2012)	4.500%	07/01/2027	AA-	2,480,000	2,569,354
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011 Series A (2012)	4.000%	07/01/2028	Aa2	4,165,000	4,191,864
Pima County, Arizona, General Obligation Bonds, Series 2013A	4.000%	07/01/2028	AA-	3,000,000	2,964,210

See accompanying notes to financial statements.	143

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Arizona (Cont.)
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011 Series A (2012)	4.000%	07/01/2029	Aa2	$2,000,000	$1,995,420

					40,374,881

Arkansas (1.73%)
Beaver Water District of Benton and Washington Counties, Arkansas, Water Refunding Revenue Bonds, Series 2010	4.000%	11/15/2021	AA+	1,000,000	1,071,150
Conway School District No. 1 of Faulkner County, Arkansas Refunding Bonds (Prerefunded to 02-01-2015 @ 100) (b)	4.000%	02/01/2022	NR	1,270,000	1,320,406
Springdale School District No. 50 of Washington County, Arkansas Refunding and Construction Bonds, Series A	4.250%	06/01/2027	Aa2	1,500,000	1,550,970
Cabot School District No. 4 of Lonoke County, Arkansas, Refunding Bonds	3.500%	02/01/2028	NR	655,000	602,862
Board of Trustees of the University of Arkansas, Various Facility Revenue Bonds (Fayetteville Campus), Series 2012B	5.000%	11/01/2029	Aa2	1,935,000	2,076,352
Rogers School District No. 30 of Benton County, Arkansas Refunding Bonds	4.000%	02/01/2031	NR	1,775,000	1,647,413

					8,269,153

California (2.68%)
Moulton-Niguel California, Water District Consolidated Refunding Bonds	5.000%	09/01/2017	AA	1,395,000	1,418,492
Moulton-Niguel California, Water District Consolidated Refunding Bonds	5.000%	09/01/2018	AA	450,000	457,276
Grossmont Healthcare District, San Diego County, California, General Obligation Bonds, 2006 Election, 2007 Series A	5.000%	07/15/2020	Aa2	900,000	998,487
City of Napa (Napa County California) Water Revenue Bonds, Series 2007 (Water System Improvement Projects)	4.500%	05/01/2022	AA-	560,000	574,907
Santa Barbara County, California, Santa Barbara Schools Financing Authority, 2007 General Obligation Revenue Bonds, Series B	4.750%	08/01/2024	Aa3	1,000,000	1,065,780
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.750%	05/01/2025	AA	885,000	927,144
Yosemite Community College District, (Stanislaus, Tuolumne, Calaveras, San Joaquin, Santa Clara and Merced Counties, California), Tax-Exempt General Obligation Bonds, Election of 2004, Series 2005A	5.000%	08/01/2025	AA-	210,000	219,066
Yosemite Community College District, (Stanislaus, Tuolumne, Calaveras, San Joaquin, Santa Clara and Merced Counties, California), Tax-Exempt General Obligation Bonds, Election of 2004, Series 2005A (Prerefunded to 08-01-2015 @ 100) (b)	5.000%	08/01/2025	Aa2	985,000	1,058,235
State of California, Various Purpose General Obligation Bonds	5.500%	03/01/2026	A	1,300,000	1,449,903
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.750%	05/01/2026	AA	930,000	969,739
Marin Community College District, (Marin County, California), Election of 2004 General Obligation Bonds, Series C	4.250%	08/01/2027	AA	1,440,000	1,518,178
Ventura County Community College District (Ventura County, California) Election of 2002 General Obligation Bonds, Series C	5.500%	08/01/2029	Aa2	1,000,000	1,098,980
Santa Clara Unified School District, (Santa Clara County, California), General Obligation Bonds, Election of 2004, Series 2008	5.000%	07/01/2030	AA	1,000,000	1,025,660

					12,781,847

Colorado (2.06%)
City of Colorado Springs, Colorado, Utilities System Subordinate Lien Improvement Revenue Bonds, Series 2005B (Prerefunded to 11-15-2015 @ 100) (b)	4.750%	11/15/2022	Aa2	250,000	270,698
El Paso County School District No. 20 (Academy), El Paso County, Colorado, General Obligation Refunding Bonds, Series 2012	4.000%	12/15/2022	Aa2	1,000,000	1,077,590
Cherry Creek School District No. 5, (Arapahoe County, Colorado), General Obligation Bonds, Series 2012B	3.000%	12/15/2024	AA	1,440,000	1,403,136
El Paso County School District No. 20 (Academy), El Paso County, Colorado, General Obligation Refunding Bonds, Series 2012	4.000%	12/15/2024	Aa2	1,350,000	1,417,514
Jefferson County School District No. R-1, (in Jefferson and Broomfield Counties, Colorado), General Obligation Refunding Bonds, Series 2012	3.500%	12/15/2024	AA-	1,570,000	1,591,462
Cherry Creek School District No. 5, (Arapahoe County, Colorado), General Obligation Bonds, Series 2009	5.000%	12/15/2025	AA	1,185,000	1,361,375

144	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Colorado (Cont.)
El Paso County School District No. 20 (Academy), El Paso County, Colorado, General Obligation Refunding Bonds, Series 2012	4.000%	12/15/2025	Aa2	$1,385,000	$1,438,530
City and County of Denver, Colorado, Master Resolution Water Revenue Bonds, Series 2012A	4.000%	12/15/2026	Aa1	1,230,000	1,258,573

					9,818,878

Connecticut (1.99%)
Town of New Canaan, Connecticut, General Obligation Refunding Bonds, Series C	4.000%	04/01/2021	Aaa	1,010,000	1,085,548
Town of Darien, Connecticut, General Obligation Refunding Bonds, Issue of 2012, Series B	2.000%	08/01/2022	Aaa	1,600,000	1,482,384
Town of New Canaan, Connecticut, General Obligation Refunding Bonds, Issue of 2010, Series A	4.000%	06/15/2023	Aaa	1,230,000	1,289,766
Town of Bethel, Connecticut, General Obligation Bonds, Issue of 2009, Series A	4.000%	11/15/2026	AA+	950,000	965,152
Town of Bethel, Connecticut, General Obligation Sewer Bonds, Issue of 2009, Series B	4.000%	11/15/2026	AA+	620,000	629,889
City of Stamford, Connecticut, General Obligation Bonds, Issue of 2013	3.000%	02/01/2028	Aa1	2,300,000	2,061,260
City of Stamford, Connecticut, General Obligation Bonds, Issue of 2013	3.000%	02/01/2029	Aa1	2,250,000	1,974,240

					9,488,239

Delaware (1.08%)
The Delaware River and Bay Authority, Revenue Bonds, Refunding Series 2005	5.000%	01/01/2021	A	1,625,000	1,672,840
New Castle County, Delaware, General Obligation Bonds, Series 2012B	4.000%	07/15/2026	Aaa	2,045,000	2,125,982
The City of Wilmington, Delaware, General Obligation Bonds, Series of 2008A (Prerefunded to 12-01-2018 @ 100) (b)	5.000%	12/01/2028	Aa2	1,120,000	1,316,784
The City of Wilmington, Delaware, General Obligation Bonds, Series of 2008A	5.000%	12/01/2028	AA-	50,000	53,800

					5,169,406

Florida (3.65%)
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2006A	4.200%	07/01/2021	Aa3	1,500,000	1,581,900
JEA Florida, Electric System Revenue Bonds, Series Three D-1	4.000%	10/01/2021	AA-	1,000,000	1,030,120
City of Fort Lauderdale, Florida, Water and Sewer Revenue Bonds, Series 2010	4.000%	03/01/2023	Aa1	765,000	818,864
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2010B	5.000%	07/01/2024	Aa3	3,130,000	3,481,155
City of Winter Park, Florida, Water and Sewer Refunding and Improvement Revenue Bonds, Series 2009	4.250%	12/01/2024	AA-	1,000,000	1,036,410
Tohopekaliga Water Authority, Utility System Revenue Refunding Bonds, Series 2011A	5.000%	10/01/2026	Aa2	400,000	435,808
Coral Springs Improvement District, Subordinate Water and Sewer Revenue Bonds, Series 2007	4.500%	06/01/2027	NR	1,000,000	1,008,440
City of Tallahassee, Florida, Consolidated Utility Systems Revenue Bonds, Series 2007	5.000%	10/01/2027	Aa1	1,700,000	1,855,720
State of Florida, State Board of Education, Public Education Capital Outlay Bonds, 2004 Series C	4.750%	06/01/2029	Aa1	2,000,000	2,083,560
Palm Beach County, Florida, Water and Sewer Revenue Refunding Bonds, Series 2013	5.000%	10/01/2029	Aaa	1,750,000	1,939,000
Palm Beach County, Florida, Water and Sewer Revenue Refunding Bonds, Series 2013	5.000%	10/01/2030	Aaa	1,960,000	2,159,881

					17,430,858

Georgia (1.25%)
Upper Oconee Basin Water Authority, Georgia, Revenue Refunding Bonds, Series 2005	5.000%	07/01/2023	Aa2	1,000,000	1,052,610
Cherokee County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Bonds, Series 2010	4.000%	08/01/2023	Aa2	320,000	330,640
Fulton County, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 2011	5.000%	01/01/2025	Aa3	2,000,000	2,218,480
Spalding County Water and Sewerage Facilities Authority (Georgia), Revenue Bonds, Series 2008	6.125%	09/01/2028	A1	1,000,000	1,098,690
Fayette County, Georgia, Water Revenue Bonds, Series 2009	4.750%	10/01/2029	Aa2	1,205,000	1,263,442

					5,963,862

Hawaii (0.46%)
State of Hawaii, Highway Revenue Bonds, Series 2008	6.000%	01/01/2029	Aa2	2,000,000	2,220,180

See accompanying notes to financial statements.	145

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Idaho (1.12%)
School District No. 271 (Coeur d’Alene), Kootenai County, State of Idaho, General Obligation Bonds, Series 2012B	4.000%	09/15/2022	Aa2	$2,280,000	$2,471,543
Independent School District of Boise City, Ada and Boise Counties, Idaho, General Obligation Bonds, Series 2007	4.750%	08/01/2024	AA	1,430,000	1,532,846
Bonneville County, State of Idaho, School District No. 91 (Idaho Falls), General Obligation Bonds, Series 2012A	5.000%	09/15/2028	Aa3	1,220,000	1,340,804

					5,345,193

Illinois (1.06%)
The Illinois State Toll Highway Authority, Toll Highway Senior Priority Revenue Bonds, 2005 Series A	4.125%	01/01/2020	Aa3	4,900,000	5,061,210

Indiana (0.26%)
City of Fort Wayne, Indiana, Sewage Works Revenue Bonds of 2010	4.500%	08/01/2025	Aa3	1,000,000	1,058,820
Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, 2008 Series A	6.250%	07/01/2033	Aaa	175,000	179,405

					1,238,225

Iowa (2.29%)
City of Des Moines, Iowa, General Obligation Refunding Bonds, Series 2010B, (Urban Renewal)	4.000%	06/01/2021	Aa1	350,000	371,490
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2012 (The State University of Iowa)	3.000%	07/01/2022	AA	1,510,000	1,506,633
City of Des Moines, Iowa, General Obligation Refunding Bonds, Series 2010B, (Urban Renewal)	4.000%	06/01/2023	Aa1	1,410,000	1,479,724
City of Des Moines, Iowa, General Obligation Bonds, Series 2008D	4.250%	06/01/2025	Aa1	1,015,000	1,063,344
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008 (The State University of Iowa)	4.750%	07/01/2028	AA	1,785,000	1,893,635
Ankeny Community School District, Polk County, Iowa, General Obligation School Bonds, Series 2009	5.000%	06/01/2029	Aa3	1,270,000	1,347,508
Des Moines Metropolitan, Wastewater Reclamation Authority, Sewer Revenue Refunding Bonds, Series 2013B	4.000%	06/01/2030	Aa3	3,400,000	3,272,976

					10,935,310

Kansas (3.39%)
City of Wichita, Kansas, General Obligation Bonds, Series 790 (Prerefunded to 09-01-2014 @ 101) (b)	4.375%	09/01/2020	Aa1	620,000	643,070
Unified School District No. 512, Johnson County, Kansas, (Shawnee Mission), General Obligation Refunding Bonds, Series 2012-A	2.000%	10/01/2022	Aaa	4,465,000	4,046,942
Unified School District No. 512, Johnson County, Kansas, (Shawnee Mission), General Obligation School Bonds, Series 2005-C (Prerefunded to 10-01-2014 @ 100) (b)	4.250%	10/01/2022	Aaa	4,265,000	4,393,590
Unified School District No. 512, Johnson County, Kansas, (Shawnee Mission), General Obligation School Bonds, Series 2005-C (Prerefunded to 10-01-2014 @ 100) (b)	5.000%	10/01/2025	Aaa	1,000,000	1,035,670
Johnson County, Kansas, Internal Improvement Bonds, Series 2008A	4.750%	09/01/2027	Aaa	1,840,000	1,968,266
Johnson County, Kansas, Internal Improvement Bonds, Series 2008A	4.750%	09/01/2028	Aaa	2,460,000	2,617,219
City of Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 2009A	5.000%	10/01/2030	AA-	1,400,000	1,489,488

					16,194,245

Kentucky (1.70%)
Boone-Florence Water Commission (Kentucky), Water Supply System Refunding Revenue Bonds, Series 2010	3.250%	12/01/2019	Aa3	510,000	536,306
Northern Kentucky University, General Receipts Bonds, 2007 Series A	4.300%	09/01/2025	A1	2,700,000	2,735,397
Louisville/Jefferson County Metro Government, General Obligation Bonds, Series 2006A	4.250%	11/01/2025	Aa1	1,000,000	1,055,600
Northern Kentucky University, General Receipts Bonds, 2007 Series A	4.300%	09/01/2026	A1	2,545,000	2,563,706
Northern Kentucky Water District Revenue Bonds, 2013 Series A	4.125%	02/01/2031	Aa3	1,255,000	1,208,000

					8,099,009

146	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Louisiana (0.30%)
Parish-Wide School District of Ascension Parish, Louisiana, General Obligation School Bonds, Series 2013	3.000%	03/01/2025	AA-	$1,390,000	$1,304,306
Parish-Wide School District of Ascension Parish, Louisiana, General Obligation School Bonds, Series 2013	3.000%	03/01/2026	AA-	160,000	145,816

					1,450,122

Maine (0.18%)
Town of Gorham, Maine, 2012 General Obligation Refunding Bonds	4.000%	11/01/2022	Aa2	815,000	877,771

Maryland (1.49%)
Howard County, Maryland, Consolidated Public Improvement Bonds, 2012 Series A	4.000%	02/15/2023	Aaa	1,845,000	1,967,545
Washington Suburban Sanitary District, Maryland, Water Supply Bonds of 2005 (Prerefunded to 06-01-2015 @ 100) (b)	5.000%	06/01/2023	Aaa	1,000,000	1,066,760
State of Maryland, General Obligation Bonds, State and Local Facilities Loan of 2012, Second Series B, Tax-Exempt Bonds	2.250%	08/01/2023	Aaa	1,400,000	1,275,190
Howard County, Maryland, Metropolitan District Bonds, 2012 Series A	4.000%	02/15/2032	Aaa	2,790,000	2,782,774

					7,092,269

Massachusetts (0.99%)
Town of Carlisle, Massachusetts, General Obligation Municipal Purpose Loan of 2012 Bonds, Unlimited Tax	3.000%	11/15/2025	Aa1	565,000	537,891
Town of Carlisle, Massachusetts, General Obligation Municipal Purpose Loan of 2012 Bonds, Unlimited Tax	3.000%	11/15/2026	Aa1	565,000	522,026
Town of Carlisle, Massachusetts, General Obligation Municipal Purpose Loan of 2012 Bonds, Unlimited Tax	3.000%	11/15/2027	Aa1	565,000	505,489
The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2014, Series A (c)	5.000%	12/01/2034	Aa1	1,000,000	1,056,790
The Commonwealth of Massachusetts, Commonwealth Transportation Fund Revenue Bonds, (Accelerated Bridge Program), 2013 Series A	5.000%	06/01/2035	Aaa	2,000,000	2,127,120

					4,749,316

Michigan (4.33%)
Traverse City Area Public Schools, Counties of Grand Traverse, Leelanau and Benzie, State of Michigan, 2010 School Building and Site Bonds (General Obligation - Unlimited Tax)	3.500%	05/01/2020	AA	1,000,000	1,061,180
City of Petoskey, County of Emmet, State of Michigan, Water Supply and Sewage Disposal System Revenue and Revenue Refunding Bonds, Series 2011	5.000%	02/01/2023	AA-	720,000	771,264
City of Petoskey, County of Emmet, State of Michigan, Water Supply and Sewage Disposal System Revenue and Revenue Refunding Bonds, Series 2011	5.000%	02/01/2024	AA-	225,000	239,157
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2012 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2024	AA	1,625,000	1,675,359
Forest Hills Public Schools County of Kent, State of Michigan, 2007 School Building and Site Bonds (General Obligation - Unlimited Tax)	4.750%	05/01/2024	AA	1,000,000	1,062,820
Howell Public Schools, County of Livingston, State of Michigan, 2012 Refunding Bonds, (General Obligation - Unlimited Tax)	4.250%	05/01/2025	A+	2,760,000	2,861,816
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2012 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2027	AA	1,600,000	1,599,936
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	4.000%	05/01/2027	Aa2	4,240,000	4,166,690
Birmingham Public Schools, County of Oakland, State of Michigan, 2013 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2029	AA+	3,545,000	3,540,817
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2013 School Building and Site Bonds, Series A, (General Obligation - Unlimited Tax)	4.000%	05/01/2032	A+	2,900,000	2,761,989

See accompanying notes to financial statements.	147

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Michigan (Cont.)
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2013 School Building and Site Bonds, Series A, (General Obligation - Unlimited Tax)	4.000%	05/01/2033	A+	$1,000,000	$943,260

					20,684,288

Minnesota (1.33%)
Independent School District No. 277 (Westonka), Minnesota, General Obligation School Building Bonds, Series 2012A	2.000%	02/01/2022	Aa2	1,605,000	1,498,942
State of Minnesota, General Obligation State Various Purpose Bonds, Series 2009H	4.500%	11/01/2024	Aa1	1,000,000	1,107,230
City of Rochester, Minnesota, General Obligation Waste Water Revenue Refunding Bonds, Series 2012A	4.000%	02/01/2026	Aaa	2,500,000	2,637,675
Independent School District No. 276, Minnetonka, Minnesota, General Obligation Refunding Bonds, Series 2013H	4.000%	02/01/2026	Aaa	500,000	520,870
State of Minnesota, General Obligation State Trunk Highway Bonds, Series 2012B	3.000%	08/01/2026	Aa1	600,000	571,578

					6,336,295

Mississippi (0.90%)
Mississippi Development Bank, Special Obligation Bonds, Series 2010A, (City of Jackson, Mississippi General Obligation Refunding Project)	3.000%	03/01/2019	AA-	400,000	417,488
Mississippi Development Bank, Special Obligation Bonds, Series 2010A, (City of Jackson, Mississippi General Obligation Refunding Project)	5.000%	03/01/2020	AA-	1,000,000	1,144,790
Mississippi Development Bank, Special Obligation Bonds, Series 2010A, (City of Jackson, Mississippi General Obligation Refunding Project)	5.000%	03/01/2021	AA-	1,000,000	1,129,550
Madison County School District, Madison County, Mississippi, General Obligation Refunding Bonds, Series 2012	4.000%	04/15/2023	AA-	1,480,000	1,599,066

					4,290,894

Missouri (1.91%)
Missouri State Improvement and Energy Water Pollution Revenue, Series 2000B	5.625%	07/01/2016	Aaa	500,000	501,555
Parkway C-2 School District, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2009	4.625%	03/01/2025	AAA	1,000,000	1,060,900
School District of the City of Ladue, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2007	5.000%	03/01/2025	AAA	1,000,000	1,091,430
The School District of Columbia, Boone County, State of Missouri, General Obligation Refunding and Improvement Bonds, Series 2012	4.000%	03/01/2026	Aa1	2,490,000	2,601,029
Joplin Schools, Joplin, Missouri, General Obligation School Building Bonds, (Missouri Direct Deposit Program), Series 2012	4.000%	03/01/2028	A+	2,750,000	2,767,022
The School District of Springfield R-XII, Springfield, Missouri, General Obligation School Building Bonds, (Missouri Direct Deposit Program), Series 2013	5.000%	03/01/2032	AA	1,000,000	1,077,610

					9,099,546

Montana (0.53%)
State of Montana, General Obligation Bonds, (Drinking Water State Revolving Fund Program), Series 2005F	4.750%	07/15/2018	AA	315,000	332,482
School District No. 7 (Bozeman), Gallatin County, Montana, General Obligation School Building Bonds, Series 2013	3.000%	06/01/2022	Aa3	300,000	301,104
School District No. 7 (Bozeman), Gallatin County, Montana, General Obligation School Building Bonds, Series 2013	4.000%	06/01/2023	Aa3	380,000	405,722
City of Billings, Montana, General Obligation Bonds, Series 2012	4.000%	07/01/2026	Aa2	265,000	272,656
City of Billings, Montana, General Obligation Bonds, Series 2012	4.000%	07/01/2027	Aa2	525,000	535,631
City of Billings, Montana, General Obligation Bonds, Series 2012	4.000%	07/01/2028	Aa2	655,000	660,947

					2,508,542

Nebraska (1.41%)
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	4.000%	12/15/2021	AA-	1,140,000	1,230,128

148	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Nebraska (Cont.)
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	5.000%	12/15/2027	AA-	$1,850,000	$1,981,387
Omaha Public Power District (Nebraska) Electric System Revenue Bonds, 2008 Series A	5.500%	02/01/2028	Aa2	1,500,000	1,643,820
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Bonds, Series 2012B	4.000%	01/15/2030	AA-	1,930,000	1,876,481

					6,731,816

New Hampshire (0.11%)
New Hampshire Municipal Bond Bank, 2007 Series B Bonds	4.750%	08/15/2024	A1	500,000	524,805

New Jersey (4.98%)
Passaic Valley Sewer Commissioners, State of New Jersey, Sewer System Bonds, Series F	5.000%	12/01/2018	A2	1,300,000	1,303,029
Township of Parsippany-Troy Hills, In the County of Morris, New Jersey, General Obligation Bonds	2.750%	11/01/2019	AA	785,000	805,018
Township of Parsippany-Troy Hills, In the County of Morris, New Jersey, General Obligation Bonds	3.000%	11/01/2020	AA	1,550,000	1,595,152
The Board of Education of the Township of South Brunswick in the County of Middlesex, New Jersey, Refunding School Bonds	3.000%	12/01/2021	AA	580,000	591,896
Middlesex County Improvement Authority, (County of Middlesex, State of New Jersey), County-Guaranteed Open Space Trust Fund Revenue Bonds, Series 2009A	4.000%	12/15/2021	Aa2	1,205,000	1,279,650
The Board of Education of the Township of South Brunswick in the County of Middlesex, New Jersey, Refunding School Bonds	4.000%	12/01/2023	AA	175,000	185,514
The County of Morris, New Jersey, General Obligation Bonds, Series 2012 B	2.000%	12/15/2023	Aaa	1,045,000	932,370
The Board of Education of the Borough of Haddon Heights in the County of Camden, New Jersey, Refunding School Bonds	3.000%	01/01/2024	AA-	715,000	684,677
The Board of Education of the Warren Hills Regional School District in the County of Warren, New Jersey, Refunding School Bonds, Series 2012	4.000%	02/15/2024	AA	1,390,000	1,440,679
Township of Parsippany-Troy Hills, In the County of Morris, New Jersey, General Obligation Refunding Bonds, Series 2012	4.000%	07/15/2024	AA	370,000	385,484
The Board of Education of the Borough of Haddon Heights in the County of Camden, New Jersey, Refunding School Bonds	3.000%	01/01/2025	AA-	835,000	786,470
The Board of Education of the Township of North Brunswick in the County of Middlesex, New Jersey, Refunding School Bonds	4.250%	01/15/2025	AA	2,200,000	2,300,518
Township of Parsippany-Troy Hills, In the County of Morris, New Jersey, General Obligation Refunding Bonds, Series 2012	4.000%	07/15/2025	AA	1,390,000	1,431,561
The Board of Education of the Borough of Haddon Heights in the County of Camden, New Jersey, Refunding School Bonds	3.000%	01/01/2026	AA-	555,000	511,455
The Board of Education of the Warren Hills Regional School District in the County of Warren, New Jersey, Refunding School Bonds, Series 2012	4.000%	02/15/2026	AA	1,485,000	1,509,681
The Board of Education of the Township of Bernards in the County of Somerset, New Jersey, Refunding School Bonds, Series 2013	4.000%	07/15/2026	AA+	850,000	883,490
Refunding School Bonds, Series 2012 B, The Board of Education of the Borough of Madison, in the County of Morris, New Jersey	4.000%	12/15/2026	AA	1,440,000	1,467,130
The Board of Education of the Somerset Hills School District in the County of Somerset, New Jersey, Refunding School Bonds, Series 2012	4.000%	03/15/2027	Aa1	1,110,000	1,133,321
The Board of Education of the Township of Wyckoff in the County of Bergen, New Jersey, Refunding School Bonds	4.000%	04/01/2027	AA+	1,415,000	1,442,352
The Board of Education of the Township of Bernards in the County of Somerset, New Jersey, Refunding School Bonds, Series 2013	4.000%	07/15/2027	AA+	630,000	645,567
Refunding School Bonds, Series 2012 B, The Board of Education of the Borough of Madison, in the County of Morris, New Jersey	4.000%	12/15/2027	AA	1,495,000	1,508,425
The Board of Education of the Somerset Hills School District in the County of Somerset, New Jersey, Refunding School Bonds, Series 2012	4.000%	03/15/2028	Aa1	920,000	931,518

					23,754,957

See accompanying notes to financial statements.	149

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
New Mexico (1.86%)
Santa Fe Public School District, Santa Fe County, New Mexico, General Obligation Bonds, Series 2012	3.000%	08/01/2022	AA	$1,850,000	$1,849,982
Las Cruces School District No. 2, General Obligation School Building Bonds, Series 2011A	4.000%	08/01/2023	Aa2	1,700,000	1,787,278
Albuquerque Bernalillo County Water Utility Authority, Joint Water and Sewer System Improvement Revenue Bonds, Series 2005	4.400%	07/01/2024	Aa2	1,000,000	1,030,803
City of Albuquerque, New Mexico, General Obligation General Purpose Bonds, Series 2012A	4.000%	07/01/2024	Aa1	2,500,000	2,623,925
City of Santa Fe, New Mexico, Water Utility System / Capital Outlay Gross Receipts Tax Revenue Bonds, Series 2009A (Tax-Exempt)	5.000%	06/01/2025	AA+	470,000	504,658
Albuquerque Bernalillo County Water Utility Authority, Joint Water and Sewer System Improvement Revenue Bonds, Series 2008A	5.000%	07/01/2030	Aa2	1,000,000	1,074,230

					8,870,876

New York (2.16%)
New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds, Series 2005B	5.000%	04/01/2021	AA	1,000,000	1,073,340
County of Saratoga, New York, Public Improvement (Serial) Bonds, Series 2010B	4.000%	07/15/2021	AA	430,000	446,508
County of Suffolk, New York, Public Improvement Serial Bonds - 2009 Series C	4.000%	10/15/2021	A2	1,000,000	1,041,360
East Hampton Union Free School District, Suffolk County, New York, School District Serial Bonds - 2009	4.000%	06/15/2022	Aa1	1,285,000	1,351,794
Miller Place Union Free School District in the Town of Brookhaven, Suffolk County, New York, School District Serial Bonds - 2010	4.000%	02/15/2025	Aa2	685,000	707,831
County of Saratoga, New York, Public Improvement (Serial) Bonds, Series 2010B	4.000%	07/15/2025	AA	510,000	517,385
County of Suffolk, New York, Public Improvement Serial Bonds - 2008 Series B	5.000%	11/01/2027	A2	1,000,000	1,046,140
The Port Authority of New York and New Jersey Consolidated Bonds, One Hundred Fifty-Third Series	4.750%	07/15/2030	Aa3	1,000,000	1,028,250
County of Saratoga, New York, General Obligations, Public Improvement (Serial) Bonds, Series 2009A	4.750%	07/15/2031	AA	950,000	1,001,404
County of Saratoga, New York, General Obligations, Public Improvement (Serial) Bonds, Series 2009A	4.750%	07/15/2032	AA	995,000	1,045,009
The Port Authority of New York and New Jersey Consolidated Bonds, One Hundred Seventy-Ninth Series	5.000%	12/01/2032	Aa3	1,000,000	1,065,900

					10,324,921

North Carolina (3.42%)
County of Orange, North Carolina, General Obligation Refunding Bonds, Series 2011	3.000%	02/01/2020	Aa1	600,000	635,940
City of Fayetteville, North Carolina, Public Works Commission, Revenue Refunding Bonds, Series 2009A	5.000%	03/01/2024	Aa2	1,355,000	1,507,383
County of Wake, North Carolina, General Obligation Public Improvement Bonds, Series 2011	4.000%	04/01/2024	Aaa	2,000,000	2,131,960
City of Charlotte, North Carolina, General Obligation Refunding Bonds, Series 2009B	4.000%	06/01/2024	Aaa	1,265,000	1,333,550
State of North Carolina, General Obligation Public Improvement Bonds, Series 2010A	4.000%	05/01/2026	Aaa	1,000,000	1,070,310
City of Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2009B	4.250%	07/01/2026	Aaa	1,500,000	1,602,465
City of Durham, North Carolina, General Obligation Bonds, Series 2012A	3.000%	07/01/2026	Aaa	230,000	220,630
City of Asheville, North Carolina, Water System Revenue Bonds, Series 2007	4.750%	08/01/2026	Aa2	195,000	202,642
City of Raleigh, North Carolina, General Obligation Public Improvement Bonds, Series 2012B	4.000%	04/01/2027	Aaa	4,000,000	4,144,880
City of Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2009B	5.000%	07/01/2027	Aaa	1,500,000	1,673,745
City of Asheville, North Carolina, Water System Revenue Bonds, Series 2007	4.750%	08/01/2027	Aa2	300,000	310,434
City of Durham, North Carolina, General Obligation Bonds, Series 2012A	3.000%	07/01/2028	Aaa	455,000	422,049
City of Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2008	5.000%	07/01/2038	Aaa	1,000,000	1,040,690

					16,296,678

North Dakota (0.28%)
West Fargo Public School District No. 6, Cass County, North Dakota, General Obligation School Building Bonds, Series 2011	4.000%	05/01/2026	Aa3	1,300,000	1,328,132

150	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Ohio (3.74%)
Board of Education Indian Hill Exempted Village School District, County of Hamilton, Ohio, School Improvement Refunding Bonds, Series 2006	4.375%	12/01/2022	Aaa	$750,000	$791,610
Board of Education, City School District of the City of Cincinnati, County of Hamilton, Ohio, Classroom Facilities Construction and Improvement Refunding Bonds, Series 2006 (Voted General Obligation Unlimited Tax)	5.250%	12/01/2022	AA-	1,000,000	1,167,110
Columbus City School District, Franklin County, Ohio, School Facilities Construction and Improvement Bonds, Series 2009-B (General Obligation - Unlimited Tax)	5.000%	12/01/2023	Aa2	1,000,000	1,149,600
State of Ohio, Common Schools General Obligation Bonds, Series 2006D	4.300%	09/15/2025	Aa1	2,500,000	2,601,125
South-Western City School District, Franklin and Pickaway Counties, Ohio, School Facilities Construction and Improvement Bonds, Series 2012 (General Obligation - Unlimited Tax)	4.000%	12/01/2025	AA-	1,315,000	1,357,672
Miami University, (A State University of Ohio), General Receipts Revenue and Refunding Bonds, Series 2011	5.000%	09/01/2026	Aa3	1,000,000	1,097,080
City of Columbus, Ohio, General Obligation Bonds, Various Purpose Unlimited Tax Bonds, Series 2012A	4.000%	02/15/2027	Aaa	1,500,000	1,537,350
Plain Local School District (Stark County), Ohio, General Obligation (Unlimited Tax), School Improvement Refunding Bonds, Series 2011A	4.500%	11/01/2027	AA-	2,000,000	2,058,400
City of Cincinnati, Ohio, Water System Revenue Bonds, Series 2012A	4.000%	12/01/2028	Aaa	2,520,000	2,523,301
Olentangy Local School District, Delaware and Franklin Counties, Ohio, Refunding Bonds, Series 2013B, (Tax-Exempt), (General Obligation-Unlimited Tax)	4.000%	12/01/2028	Aa1	1,870,000	1,886,718
Olentangy Local School District, Delaware and Franklin Counties, Ohio, Refunding Bonds, Series 2013B, (Tax-Exempt), (General Obligation-Unlimited Tax)	4.000%	12/01/2029	Aa1	1,680,000	1,681,193

					17,851,159

Oklahoma (1.32%)
City of Tulsa, Oklahoma, General Obligation Bonds, Series 2013	4.000%	03/01/2023	AA	2,500,000	2,668,625
Oklahoma Turnpike Authority, Oklahoma Turnpike System, Second Senior Revenue Bonds, Series 2011B	5.000%	01/01/2026	Aa3	1,000,000	1,098,750
City of Tulsa, Oklahoma, General Obligation Bonds, Series 2008	4.750%	05/01/2026	AA	1,165,000	1,244,500
City of Oklahoma City, Oklahoma, General Obligation Bonds, Series 2008	5.000%	03/01/2027	Aaa	400,000	430,736
Oklahoma Turnpike Authority, Oklahoma Turnpike System, Second Senior Revenue Bonds, Series 2011B	5.000%	01/01/2028	Aa3	770,000	836,058

					6,278,669

Oregon (2.47%)
City of Portland, Oregon, First Lien Water System Revenue and Refunding Bonds, 2010 Series A (Tax Exempt)	4.000%	05/01/2021	Aaa	1,070,000	1,159,345
City of Portland, Oregon, Second Lien Sewer System Revenue and Refunding Bonds, 2008 Series B	5.000%	06/15/2022	Aa3	1,825,000	2,066,520
City of Portland, Oregon, Second Lien Sewer System Revenue and Refunding Bonds, 2008 Series B	5.000%	06/15/2023	Aa3	1,375,000	1,551,344
City of Portland, Oregon, First Lien Water System Revenue Bonds, 2011 Series A	4.000%	05/01/2024	Aaa	1,500,000	1,574,700
State of Oregon, State Board of Higher Education, General Obligation Bonds, 2007 Series F (Tax Exempt)	4.625%	08/01/2024	Aa1	570,000	610,390
State of Oregon, State Board of Higher Education, General Obligation Bonds, 2007 Refunding Series G (Tax Exempt)	4.625%	08/01/2024	Aa1	330,000	353,384
State of Oregon, State Board of Higher Education, General Obligation Bonds, 2009 Series A (Prerefunded to 08-01-2018 @ 100) (b)	5.750%	08/01/2024	Aa1	575,000	692,409
Oregon Trail School District No. 46, Clackamas County, Oregon, General Obligation Bonds, Series 2009	5.000%	06/15/2029	A+	1,000,000	1,067,680
State of Oregon, State Board of Higher Education, General Obligation Bonds, 2009 Series A (Prerefunded to 08-01-2018 @ 100) (b)	5.750%	08/01/2029	Aa1	940,000	1,131,939
State of Oregon, General Obligation Bonds, 2012 Series I, (ODOT Project - Tax-Exempt)	5.000%	05/01/2037	Aa1	1,500,000	1,584,585

					11,792,296

Pennsylvania (2.75%)
County of Berks, Pennsylvania, General Obligation Bonds, Series of 2013	5.000%	11/15/2025	Aa1	860,000	951,925

See accompanying notes to financial statements.	151

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Pennsylvania (Cont.)
Township of Cranberry, Butler County, Pennsylvania, General Obligation Bonds, Series of 2011	4.500%	03/01/2026	Aa2	$2,575,000	$2,698,497
County of Chester, Commonwealth of Pennsylvania, General Obligation Bonds, Series of 2011	4.000%	11/15/2026	Aaa	1,465,000	1,532,390
County of Berks, Pennsylvania, General Obligation Bonds, Series of 2013	5.000%	11/15/2027	Aa1	950,000	1,038,702
County of Berks, Pennsylvania, General Obligation Bonds, Series of 2013	5.000%	11/15/2028	Aa1	995,000	1,080,301
Township of Hampden, (Cumberland County, Pennsylvania), General Obligation Bonds, Series of 2012	5.000%	05/15/2029	AA	1,180,000	1,284,159
County of Northampton, Commonwealth of Pennsylvania, General Obligation Bonds, Series B of 2012 (Tax-Exempt)	5.000%	10/01/2030	AA	1,500,000	1,606,245
Township of Hampden, (Cumberland County, Pennsylvania), General Obligation Bonds, Series of 2012	5.000%	05/15/2031	AA	1,055,000	1,135,465
Township of Hampden, (Cumberland County, Pennsylvania), General Obligation Bonds, Series of 2012	5.000%	05/15/2032	AA	1,660,000	1,778,292

					13,105,976

Rhode Island (0.78%)
State of Rhode Island and Providence Plantations, General Obligation Bonds, Consolidated Capital Development Loan of 2007, Series A	4.750%	08/01/2024	Aa2	1,000,000	1,077,240
Town of Westerly, Rhode Island, General Obligation Refunding Bonds, 2012 Series B	4.000%	08/15/2024	Aa2	2,050,000	2,090,406
Rhode Island Clean Water Finance Agency, Water Pollution Control Revolving Fund Revenue Bonds, Series 2007 A (Pooled Loan Issue)	4.750%	10/01/2025	Aaa	500,000	538,205

					3,705,851

South Carolina (4.89%)
Renewable Water Resources, South Carolina, Sewer System Refunding Revenue Bonds, Series 2012	5.000%	01/01/2024	Aa3	2,500,000	2,803,675
School District of Beaufort County, South Carolina, General Obligation Refunding Bonds, Series 2012B	4.000%	03/01/2024	AA	1,800,000	1,903,968
City of Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Series 2010	4.500%	02/01/2025	AA	1,020,000	1,103,711
School District No. 1 of Richland County, South Carolina, General Obligation Bonds, Series 2006B	4.450%	03/01/2025	Aa2	1,500,000	1,584,105
Fort Mill School District No. 4 of York County, South Carolina, General Obligation Advanced Refunding Bonds, Series 2012A	4.000%	03/01/2026	AA-	2,620,000	2,751,052
South Carolina Public Service Authority, Revenue Obligations, Series 2008, Tax-Exempt Series A	5.375%	01/01/2028	A1	3,500,000	3,833,060
Fort Mill School District No. 4 of York County, South Carolina, General Obligation Advanced Refunding Bonds, Series 2012A	4.000%	03/01/2028	AA-	2,850,000	2,936,212
Fort Mill School District No. 4 of York County, South Carolina, General Obligation Bonds, Series 2013A	4.000%	03/01/2028	AA-	1,525,000	1,573,388
City of Columbia, South Carolina, Waterworks and Sewer System Refunding Revenue Bonds, Series 2012	5.000%	02/01/2030	AA	1,000,000	1,082,700
Spartanburg Sanitary Sewer District, South Carolina, Sewer System Refunding Convertible Bonds, Series 2013B	5.000%	03/01/2032	A1	3,585,000	3,742,668

					23,314,539

South Dakota (0.19%)
Harrisburg School District No. 41-2, Lincoln County, South Dakota, General Obligation Refunding Bonds, Series 2012	2.375%	01/15/2021	AA-	910,000	899,226

Tennessee (3.32%)
City of Knoxville, Tennessee, Water System Revenue Bonds, Series U-2009	4.000%	03/01/2022	Aa2	175,000	186,652
Wilson County, Tennessee, General Obligation Refunding Bonds, Series 2012	5.000%	04/01/2023	AA	2,000,000	2,277,620
Tennessee State School Bond Authority, Higher Educational Facilities, Second Program Bonds, 2008 Series B	4.750%	05/01/2023	AA	1,000,000	1,082,170
The Hallsdale-Powell Utility District of Knox County, Tennessee, Waterworks and Sewer Revenue Refunding Bonds, Series 2013	3.000%	04/01/2025	AA	1,985,000	1,881,661

152	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Tennessee (Cont.)
The Metropolitan Government of Nashville and Davidson County (Tennessee), General Obligation Refunding Bonds, Series 2012	4.000%	07/01/2025	AA	$1,000,000	$1,044,700
State of Tennessee, General Obligation Bonds, 2012 Refunding Series A	4.000%	08/01/2025	AA+	5,000,000	5,321,050
State of Tennessee, General Obligation Bonds, 2007 Series A (Prerefunded to 10-01-2015 @ 100) (b)	4.500%	10/01/2025	AA+	425,000	456,424
City of Chattanooga, Tennessee, General Obligation Refunding Bonds, Series 2007A	4.750%	03/01/2026	AAA	2,250,000	2,353,972
The Metropolitan Government of Nashville and Davidson County (Tennessee), Electric System Revenue Bonds, 2008 Series A	4.750%	05/15/2026	AA+	1,175,000	1,251,951

					15,856,200

Texas (2.52%)
City of Austin, Texas, (Travis and Williamson Counties), Water and Wastewater System Revenue Refunding Bonds, Series 2009A	5.000%	11/15/2026	Aa2	2,000,000	2,184,140
Trinity River Authority of Texas, (Tarrant County Water Project) Improvement Revenue Bonds, Series 2008	5.750%	02/01/2027	Aa3	1,500,000	1,670,265
Carrollton-Farmers Branch Independent School District (Dallas and Denton Counties, Texas), Unlimited Tax School Building and Refunding Bonds, Series 2012	4.000%	02/15/2028	AA	2,000,000	1,991,380
New Braunfels Independent School District, (A political subdivision of the State of Texas located in Comal and Guadalupe Counties, Texas), Unlimited Tax School Building Bonds, Series 2008	5.000%	02/01/2029	AA	900,000	921,861
Lake Travis Independent School District, Unlimited Tax School Building Bonds, Series 2012	5.000%	02/15/2029	AA+	2,365,000	2,569,596
Carrollton-Farmers Branch Independent School District (Dallas and Denton Counties, Texas), Unlimited Tax School Building Bonds, Series 2013A	4.000%	02/15/2030	AA	1,000,000	990,580
Lake Travis Independent School District, Unlimited Tax School Building Bonds, Series 2012	5.000%	02/15/2031	AA+	1,565,000	1,690,200

					12,018,022

Utah (0.81%)
West Jordan Utah, General Obligation Bonds (Prerefunded to 04-01-2014 @ 100) (b)	5.250%	04/01/2022	NR	680,000	688,099
Board of Education of Canyons School District, Utah, General Obligation Bonds, (Utah School Bond Guaranty Program), Series 2011	4.000%	06/15/2023	Aaa	1,000,000	1,074,600
Board of Education of Alpine School District, Utah County, Utah, General Obligation School Building and Refunding Bonds, (Utah School Bond Guaranty Program), Series 2012B	3.000%	03/15/2024	Aa1	500,000	496,510
Board of Education of Canyons School District, Utah, General Obligation Bonds, (Utah School Bond Guaranty Program), Series 2012	3.500%	06/15/2026	Aaa	475,000	478,111
Weber Basin Water Conservancy District, Water Revenue Bonds, Series 2013B	4.250%	04/01/2033	AA+	1,195,000	1,126,299

					3,863,619

Virginia (3.68%)
Fairfax County Water Authority, Water Refunding Revenue Bonds, Series 1997	5.000%	04/01/2021	Aaa	900,000	1,030,032
City of Salem, Virginia General Obligation Public Improvement Refunding Bonds Series 2007A	4.500%	01/01/2023	Aa3	520,000	544,762
General Obligation Public Improvement and Refunding Bonds, Series 2007 of the City of Hampton, Virginia	4.375%	01/15/2023	Aa1	1,550,000	1,640,660
Virginia Public School Authority, Special Obligation School Financing Bonds, Prince William County Series 2012	4.500%	07/15/2024	Aaa	3,285,000	3,584,625
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Series 2006 A	4.500%	08/01/2024	Aa1	1,000,000	1,051,750
Loudoun County, Virginia, General Obligation Public Improvement Bonds, Series 2011A	4.000%	12/01/2026	Aaa	1,395,000	1,449,628
City of Norfolk, Virginia, Water Revenue Bonds, Series 2013	5.000%	11/01/2029	Aa2	1,790,000	1,935,545
City of Norfolk, Virginia, Water Revenue Bonds, Series 2013	5.000%	11/01/2030	Aa2	1,880,000	2,021,639
City of Norfolk, Virginia, Water Revenue Bonds, Series 2013	5.000%	11/01/2031	Aa2	1,975,000	2,112,065
City of Norfolk, Virginia, Water Revenue Bonds, Series 2013	5.000%	11/01/2032	Aa2	2,075,000	2,208,132

					17,578,838

See accompanying notes to financial statements.	153

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Washington (3.64%)
Bethel School District No. 403, Pierce County, Washington, Unlimited Tax General Obligation Bonds, 2006	5.000%	12/01/2020	Aa2	$1,420,000	$1,519,769
Bellevue School District No. 405, King County, Washington, Unlimited Tax General Obligation Refunding Bonds, 2012B	3.000%	12/01/2023	AA+	5,000,000	4,965,950
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation Bonds, 2008	5.000%	12/01/2025	AA	2,000,000	2,201,500
Bellevue School District No. 405, King County, Washington, Unlimited Tax General Obligation Bonds, 2008	4.750%	12/01/2026	AA+	2,500,000	2,683,725
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008	5.000%	01/01/2028	AA-	680,000	717,380
College Place School District No. 250, Walla Walla County, Washington, Unlimited Tax General Obligation Bonds, Series 2012	4.250%	12/01/2028	A1	2,445,000	2,442,237
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008	5.125%	01/01/2029	AA-	445,000	469,671
Public Utility District No. 1 of Douglas County, Washington, Wells Hydroelectric Revenue and Refunding Bonds, Series 2005B (Non-AMT)	5.000%	09/01/2030	Aa3	900,000	939,015
Public Utility District No. 1 of Douglas County, Washington, Electric Distribution System Revenue and Refunding Bonds, Series 2012	5.000%	12/01/2030	Aa3	1,325,000	1,412,132

					17,351,379

West Virginia (3.14%)
West Virginia University Board of Governors, University Improvement Revenue Bonds, (West Virginia University Projects), 2011 Series B	5.000%	10/01/2022	A+	2,200,000	2,493,546
The Board of Education of the County of Manongalia (West Virginia), Public School Refunding Bonds, Series 2012	4.250%	05/01/2027	AA	2,260,000	2,285,199
West Virginia University Board of Governors, University Improvement Revenue Bonds, (West Virginia University Projects), 2011 Series B	4.750%	10/01/2027	A+	2,240,000	2,382,912
The Board of Education of the County of Manongalia (West Virginia), Public School Refunding Bonds, Series 2012	4.375%	05/01/2028	AA	2,350,000	2,376,884
West Virginia University Board of Governors, University Improvement Revenue Bonds, (West Virginia University Projects), 2011 Series B	4.750%	10/01/2028	A+	2,595,000	2,739,152
The Board of Education of the County of Manongalia (West Virginia), Public School Refunding Bonds, Series 2012	5.000%	05/01/2030	AA	2,555,000	2,704,621

					14,982,314

Wisconsin (1.37%)
Fox Valley Technical College District, Wisconsin, General Obligation School Facilities Bonds, Series 2012C	3.000%	12/01/2023	Aaa	2,700,000	2,695,356
School District of Elbrook, Waukesha County, Wisconsin, General Obligation School Building and Improvement Bonds (Prerefunded to 04-01-2018 @ 100) (b)	5.000%	04/01/2028	Aaa	850,000	992,978
Village of Whitefish Bay, Wisconsin, (Milwaukee County), General Obligation Corporate Purpose Bonds, Series 2013A	3.250%	04/01/2029	Aa1	495,000	426,353
City of Oshkosh, Wisconsin, Storm Water Utility Revenue Bonds, Series 2013A	4.000%	05/01/2029	Aa3	2,495,000	2,406,078

					6,520,765

Total Long-term Municipal Bonds
(cost $469,949,898)					462,348,100

154	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Short-term Investments (2.46%)
JPMorgan Tax Free Money Market Fund	11,711,248	$11,711,248

Total Short-term Investments
(cost $ 11,711,248)		11,711,248

TOTAL INVESTMENTS (99.36%)
(cost $ 481,661,146)		474,059,348
OTHER ASSETS, NET OF LIABILITIES (0.64%)		3,073,107

NET ASSETS (100.00%)		$477,132,455

(a)	Ratings are not audited and represent the lower of Moody’s or S&P issuer specific ratings.

(b)	Advanced Refunded Bonds are backed by an escrow or trust containing U.S. Government, U.S. Government Agency or other securities to support the timely payment of principal and interest.

(c)	Security purchased on a “when-issued” basis.

NR - Not Rated

See accompanying notes to financial statements.	155

STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2013

	Principal amount	Value
Short-term Investments (100.09%)
Agriculture, Foods, & Beverage (5.09%)
Nestle Finance International Ltd.
0.060%, 01/07/2014	$1,200,000	$1,199,988
0.075%, 02/18/2014	4,700,000	4,699,530
0.095%, 02/18/2014	4,477,000	4,476,433
0.080%, 02/20/2014	5,800,000	5,799,356

		16,175,307

Automotive (11.86%)
American Honda Finance Corp.
0.110%, 01/21/2014	10,250,000	10,249,374
0.090%, 01/23/2014	2,370,000	2,369,870
0.090%, 02/25/2014	1,370,000	1,369,812
PACCAR Financial Corp.
0.100%, 01/03/2014	4,950,000	4,949,972
0.080%, 02/20/2014	2,200,000	2,199,756
Toyota Motor Credit Corp.
0.060%, 01/16/2014	10,000,000	9,999,750
0.070%, 01/28/2014	3,380,000	3,379,823
0.070%, 02/06/2014	3,155,000	3,154,779

		37,673,136

Chemicals (0.85%)
Praxair Inc.
0.120%, 01/06/2014	1,300,000	1,299,978
0.090%, 01/15/2014	1,400,000	1,399,951

		2,699,929

Financial Services (9.65%)
General Electric Capital Corp.
0.090%, 02/20/2014	4,880,000	4,879,390
0.120%, 03/03/2014	4,331,000	4,330,119
0.110%, 03/11/2014	5,700,000	5,698,798
Wells Fargo & Co.
0.140%, 02/10/2014	2,540,000	2,539,605
0.140%, 02/13/2014	12,000,000	11,997,993
0.140%, 02/18/2014	1,200,000	1,199,776

		30,645,681

Government Agency Securities (a) (44.04%)
Federal Home Loan Bank
0.070%, 01/13/2014	1,559,000	1,558,964
0.040%, 01/14/2014	21,000,000	20,999,697
0.060%, 01/15/2014	9,000,000	8,999,792
0.055%, 01/15/2014	2,200,000	2,199,948
0.065%, 01/15/2014	1,100,000	1,099,975
0.065%, 01/17/2014	6,100,000	6,099,845
0.045%, 01/17/2014	4,000,000	3,999,898
0.050%, 01/22/2014	4,700,000	4,699,852
0.060%, 01/22/2014	3,100,000	3,099,902
0.050%, 01/24/2014	5,500,000	5,499,824
0.060%, 01/31/2014	5,000,000	4,999,750
0.080%, 02/12/2014	17,000,000	16,998,413
0.072%, 02/14/2014	4,500,000	4,499,604
0.050%, 02/18/2014	11,000,000	10,999,267
0.065%, 02/21/2014	3,000,000	2,999,724

	Principal amount	Value
Short-term Investments (Cont.)
Government Agency Securities (Cont.)
0.060%, 02/26/2014	$25,000,000	$24,997,667
0.080%, 02/28/2014	1,500,000	1,499,807
Federal Home Loan Mortgage Corp.
0.070%, 02/05/2014	3,200,000	3,199,782
Federal National Mortgage Association
0.060%, 01/07/2014	8,800,000	8,799,912
0.070%, 02/03/2014	2,600,000	2,599,833

		139,851,456

Health Care (6.12%)
Abbott Laboratories (b)
0.130%, 01/06/2014	12,800,000	12,799,769
Pfizer Inc. (b)
0.090%, 03/12/2014	6,618,000	6,616,842

		19,416,611

Oil & Gas (9.33%)
Chevron Corp. (b)
0.090%, 03/06/2014	15,630,000	15,627,499
Exxon Mobil Corp.
0.060%, 02/07/2014	14,000,000	13,999,137

		29,626,636

	Shares	Value

Registered Investment Companies (0.56%)
JPMorgan U.S. Government Money Market Fund	1,778,499	$1,778,499

156	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Principal amount	Value
Short-term Investments (Cont.)
U.S. Government Obligations (12.59%)
U.S. Treasury Bill
0.005%, 01/02/2014	$7,000,000	$6,999,999
0.020%, 02/20/2014	7,000,000	6,999,806
0.037%, 02/27/2014	15,000,000	14,999,133
0.046%, 03/06/2014	11,000,000	10,999,110

		39,998,048

Total Short-term Investments
(cost $ 317,865,303)		317,865,303

TOTAL INVESTMENTS (100.09%)
(cost $ 317,865,303)		317,865,303
LIABILITIES, NET OF OTHER ASSETS (-0.09%)		(283,141)

NET ASSETS (100.00%)		$317,582,162

(a)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.

(b)	Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities are purchased as part of the normal course of business, valued at amortized cost and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid.

See accompanying notes to financial statements.	157

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2013

	Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund
Assets
Investments in securities at identified cost	$313,254,553	216,740,300	110,310,256

Investments in securities at market value	$417,322,136	267,142,163	144,482,275
Cash	—	—	—
Foreign currencies at value (cost $388 and $1,954,106, respectively)	—	—	391
Receivable for:
Dividends and interest	276,970	133,445	159,955
Shares of the Fund sold	174,184	152,771	67,582
Securities sold	2,365,138	3,523,269	1,393,827
SFIMC	—	—	27,999
Federal tax expense reimbursement	—	—	—
Variation margin on futures contracts	—	—	—
Unrealized gain on forward foreign currency contracts	—	—	234
Prepaid expenses	3,329	2,327	1,468

Total assets	420,141,757	270,953,975	146,133,731

Liabilities and Net Assets
Distributions to shareholders	—	—	—
Payable for:
Shares of the Fund redeemed	23,040	217,581	27,036
Securities Purchased	708,698	2,122,917	127,158
Unrealized loss on forward foreign currency contracts	—	—	1,126
Due to affiliates	386,710	333,270	184,593
Accrued liabilities	56,287	58,586	53,255

Total liabilities	1,174,735	2,732,354	393,168

Net assets applicable to shares outstanding of common stock	$418,967,022	268,221,621	145,740,563

Analysis of Net Assets
Paid-in-capital	$350,901,752	208,847,327	123,269,918
Accumulated net realized gain (loss)	(36,238,783)	8,972,431	(11,214,946)
Net unrealized appreciation (depreciation)	104,067,583	50,401,863	34,176,484
Accumulated undistributed net investment income (loss)	236,470	—	(490,893)

Net assets applicable to shares outstanding	$418,967,022	268,221,621	145,740,563

Fund shares outstanding:
Class A Shares	9,662,320	6,313,504	3,590,670
Class B Shares	324,316	1,129,682	954,809
Legacy Class A Shares	11,399,597	7,874,081	4,445,042
Legacy Class B Shares	1,118,439	1,213,623	1,013,512
Institutional Shares	23,735,796	3,478,754	1,756,971
Class R-1 Shares	240,534	303,797	258,100
Class R-2 Shares	1,297,803	843,284	511,393
Class R-3 Shares	257,554	220,771	188,519
Net assets applicable to shares outstanding:
Class A Shares	$83,262,886	80,218,588	41,018,487
Class B Shares	2,785,874	13,598,110	10,756,766
Legacy Class A Shares	102,108,061	98,099,902	51,238,510
Legacy Class B Shares	9,988,670	14,189,538	11,535,024
Institutional Shares	205,356,145	45,096,392	20,252,472
Class R-1 Shares	2,074,628	3,700,551	2,931,465
Class R-2 Shares	11,162,015	10,482,950	5,836,774
Class R-3 Shares	2,228,743	2,835,590	2,171,065
Net asset value:
Class A Shares	$8.62	12.71	11.42
Class B Shares	8.59	12.04	11.27
Legacy Class A Shares	8.96	12.46	11.53
Legacy Class B Shares	8.93	11.69	11.38
Institutional Shares	8.65	12.96	11.53
Class R-1 Shares	8.63	12.18	11.36
Class R-2 Shares	8.60	12.43	11.41
Class R-3 Shares	8.65	12.84	11.52
Maximum offering price:
Class A Shares	$9.07	13.38	12.02
Legacy Class A Shares	9.24	12.85	11.89

(a)	Relates to investments in affiliated investment companies.

(b)	Includes $841,910 pledged for open futures contracts.

158	See accompanying notes to financial statements.

S&P 500 Index Fund	Small Cap Index Fund	International Index Fund	Equity and Bond Fund		Bond Fund	Tax Advantaged Bond Fund	Money Market Fund

512,243,286	298,184,152	184,175,582	227,891,550	(a)	681,554,975	481,661,146	317,865,303

876,635,062	429,296,831	252,578,961	255,252,917	(a)	678,685,098	474,059,348	317,865,303
—	—	—	714,609		—	—	—
—	—	1,951,057 (b)	—		—	—	—

1,141,317	508,642	427,691	232,039		4,969,078	5,722,525	13
805,547	245,545	468,727	157,707		360,731	174,318	348,279
29	2	119,573	—		—	—	—
—	6,113	21,011	45,162		109	—	137,317
—	1,067	—	—		—	—	—
105,099	22,081	173,285	—		—	—	—
—	—	11,401	—		—	—	—
17,551	3,679	2,311	617		7,871	6,085	3,169

878,704,605	430,083,960	255,754,017	256,403,051		684,022,887	479,962,276	318,354,081

—	272	—	151		289,290	254,674	492

381,973	470,119	257,490	464,416		737,976	66,754	559,648
—	96,300	19,265	—		—	2,168,222	—
—	—	8,273	—		—	—	—
595,670	348,796	272,772	64,162		384,827	284,565	160,495
89,015	102,382	146,738	45,779		81,418	55,606	51,284

1,066,658	1,017,869	704,538	574,508		1,493,511	2,829,821	771,919

877,637,947	429,066,091	255,049,479	255,828,543		682,529,376	477,132,455	317,582,162

531,091,994	294,499,876	218,113,435	227,870,937		685,290,566	486,282,713	317,581,524
(19,284,116)	3,155,919	(30,129,831)	523,672		108,687	(1,548,460)	638
365,092,773	131,332,451	68,587,542	27,361,367		(2,869,877)	(7,601,798)	—
737,296	77,845	(1,521,667)	72,567		—	—	—

877,637,947	429,066,091	255,049,479	255,828,543		682,529,376	477,132,455	317,582,162

19,646,409	5,258,814	5,500,846	8,203,660		30,303,650	34,576,857	164,198,398
928,026	883,628	981,126	1,266,505		1,079,876	591,872	684,930
29,041,037	12,239,315	7,893,311	10,029,627		11,926,165	7,251,808	71,024,352
2,628,140	2,047,254	1,427,444	2,432,069		673,662	86,151	2,003,193
8,375,990	4,732,209	3,548,056	2,428,707		16,905,699		59,209,910
580,255	251,871	295,140	256,076		332,622		4,589,100
1,394,254	535,362	596,545	530,486		737,643		14,364,451
250,395	147,294	180,298	145,600		160,636		1,507,197

273,281,969	86,991,888	68,706,256	82,599,518		332,951,658	388,232,119	164,198,724
12,974,206	14,359,754	12,263,890	12,767,087		11,856,644	6,642,753	684,932
405,980,951	200,616,432	98,425,526	101,924,170		131,130,585	81,291,696	71,024,497
36,992,597	32,909,773	17,886,845	24,774,931		7,411,627	965,887	2,003,192
117,429,744	78,728,328	44,385,745	24,478,692		185,661,876		59,210,028
8,104,992	4,157,387	3,688,774	2,547,122		3,654,609		4,589,109
19,368,611	8,851,192	7,434,811	5,284,506		8,096,848		14,364,480
3,504,877	2,451,337	2,257,632	1,452,517		1,765,529		1,507,200

13.91	16.54	12.49	10.07		10.99	11.23	1.00
13.98	16.25	12.50	10.08		10.98	11.22	1.00
13.98	16.39	12.47	10.16		11.00	11.21	1.00
14.08	16.08	12.53	10.19		11.00	11.21	1.00
14.02	16.64	12.51	10.08		10.98		1.00
13.97	16.51	12.50	9.95		10.99		1.00
13.89	16.53	12.46	9.96		10.98		1.00
14.00	16.64	12.52	9.98		10.99		1.00

14.64	17.41	13.15	10.60		11.33	11.58	1.00
14.41	16.90	12.86	10.47		11.34	11.56	1.00

See accompanying notes to financial statements.	159

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2013

	LifePath Retirement Fund	LifePath 2020 Fund	LifePath 2030 Fund	LifePath 2040 Fund	LifePath 2050 Fund
Assets
Investments in securities in Master Portfolios	$1,081,218,544	1,729,227,358	1,605,080,085	1,176,386,412	183,253,915
Receivable for:
Shares of the Fund sold	1,191,166	629,752	1,671,246	1,530,582	375,100
SFIMC	65,624	104,385	96,319	70,427	20,889
Prepaid expenses	9,915	15,946	13,562	8,090	1,276

Total assets	1,082,485,249	1,729,977,441	1,606,861,212	1,177,995,511	183,651,180

Liabilities and Net Assets
Distributions to shareholders	293,459	260,258	144,902	79,327	222,218
Payable for:
Shares of the Fund redeemed	336,866	317,176	906,870	308,148	96,031
Investments in Master Portfolios	854,301	312,575	764,376	1,222,434	279,069
Due to affiliates	834,766	1,363,350	1,275,113	950,124	157,328
Accrued liabilities	59,033	100,402	121,535	131,278	43,247

Total liabilities	2,378,425	2,353,761	3,212,796	2,691,311	797,893

Net assets applicable to shares outstanding of common stock	$1,080,106,824	1,727,623,680	1,603,648,416	1,175,304,200	182,853,287

Analysis of Net Assets
Paid-in-capital	1,003,208,728	1,556,764,505	1,416,643,472	1,022,792,017	159,330,649
Accumulated net realized gain (loss)	25,306,674	57,219,535	45,403,728	29,778,299	2,366,648
Net unrealized appreciation (depreciation)	51,872,938	112,577,347	141,100,207	121,954,441	21,181,994
Accumulated undistributed net investment income (loss)	(281,516)	1,062,293	501,009	779,443	(26,004)

Net assets applicable to shares outstanding	$1,080,106,824	1,727,623,680	1,603,648,416	1,175,304,200	182,853,287

Fund shares outstanding:
Class A Shares	52,711,171	68,505,399	60,713,210	36,231,280	15,817,639
Class B Shares	1,016,159	2,284,721	2,748,588	2,624,222
Legacy Class A Shares	22,367,151	30,152,074	22,350,371	15,538,236
Legacy Class B Shares	1,154,197	2,328,040	1,993,171	1,749,350
Institutional Shares	7,108,143	11,832,865	12,491,732	13,747,807
Class R-1 Shares	512,956	1,217,632	1,638,683	1,156,739	424,948
Class R-2 Shares	1,573,818	3,136,409	2,735,043	2,118,292	694,999
Class R-3 Shares	135,393	200,598	239,823	215,148
Net assets applicable to shares outstanding:
Class A Shares	$652,247,131	989,913,157	927,359,898	579,186,042	170,721,123
Class B Shares	12,652,339	32,801,914	41,774,439	41,724,162
Legacy Class A Shares	282,689,302	434,255,161	341,815,800	249,117,635
Legacy Class B Shares	14,650,284	33,648,923	30,490,191	28,082,591
Institutional Shares	89,843,181	171,421,009	191,895,255	221,417,417
Class R-1 Shares	6,370,048	17,517,558	24,902,187	18,412,429	4,600,812
Class R-2 Shares	19,945,171	45,166,010	41,724,996	33,865,474	7,531,352
Class R-3 Shares	1,709,368	2,899,948	3,685,650	3,498,450
Net asset value:
Class A Shares	$12.37	14.45	15.27	15.99	10.79
Class B Shares	12.45	14.36	15.20	15.90
Legacy Class A Shares	12.64	14.40	15.29	16.03
Legacy Class B Shares	12.69	14.45	15.30	16.05
Institutional Shares	12.64	14.49	15.36	16.11
Class R-1 Shares	12.42	14.39	15.20	15.92	10.83
Class R-2 Shares	12.67	14.40	15.26	15.99	10.84
Class R-3 Shares	12.63	14.46	15.37	16.26
Maximum offering price:
Class A Shares	$13.02	15.21	16.07	16.83	11.36
Legacy Class A Shares	13.03	14.85	15.76	16.53

160	See accompanying notes to financial statements.

(This page intentionally left blank.)

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF OPERATIONS

Year ended December 31, 2013

	Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund	S&P 500 Index Fund	Small Cap Index Fund
Investment Income: (a)
Dividends	$6,124,435	2,332,734	3,021,812	15,426,935	4,302,993
Interest	781	328	212	863	1,629
Securities lending - net	—	—	—	—	—
Other income (c)	—	—	—	—	—
Tax-exempt interest	—	—	—	—	—

	6,125,216	2,333,062	3,022,024	15,427,798	4,304,622
Less: foreign withholding taxes	(26,414)	(1,778)	(267,675)	(3,156)	(3,550)
Portfolio expenses of Master Portfolios (d)	—	—	—	—	—

Total investment income	6,098,802	2,331,284	2,754,349	15,424,642	4,301,072
Expenses:
Investment advisory and management fees	2,230,805	1,892,713	1,060,272	1,355,408	1,273,554
Shareholder services fees	940,346	602,207	338,389	1,901,324	933,800
Distribution fees Class A	173,637	166,829	89,057	526,389	171,137
Distribution fees Class B	46,548	96,188	59,415	123,928	102,455
Distribution fees Legacy Class A	228,264	221,484	118,892	909,075	443,119
Distribution fees Legacy Class B	64,034	91,317	71,446	249,558	203,790
Distribution fees Class R-1	14,682	18,133	13,627	38,072	18,108
Distribution fees Class R-2	29,708	27,693	15,918	49,000	22,315
Regulatory fees	91,156	89,652	88,646	98,505	90,198
Reports to shareholders	74,314	76,298	56,085	191,704	131,680
Professional fees	44,653	43,142	56,071	57,963	43,996
Trustees’ fees and expenses	16,067	10,241	5,470	32,161	15,961
Custodian fees	7,565	18,438	84,320	16,898	51,123
Errors and omissions insurance	2,145	2,166	1,173	6,678	3,388
ICI dues	3,391	2,091	698	6,794	3,354
Securities valuation fees	3,039	4,559	14,550	9,179	33,153
Fidelity bond expense	240	244	179	612	412
Excise tax	—	—	—	—	6,431
License index fees	—	—	—	69,766	59,376

Total expenses	3,970,594	3,363,395	2,074,208	5,643,014	3,607,350
Less: expense reimbursement from affiliates (e)	—	(10,243)	(42,124)	—	(69,259)

Net expenses	3,970,594	3,353,152	2,032,084	5,643,014	3,538,091

Net investment income (loss)	2,128,208	(1,021,868)	722,265	9,781,628	762,981
Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	48,684,581	45,105,988	11,303,354	(300,648)	17,874,861
Net realized gain (loss) from affiliated investment companies	—	—	—	—	—
Net realized gain (loss) on forward foreign currency contracts	—	—	(2,474)	—	—
Net realized gain (loss) on foreign currency transactions	—	—	(69,409)	—	(106)
Net realized gain (loss) on futures contracts	—	—	—	5,962,706	3,201,874
Change in net unrealized gain (loss) on open futures contracts	—	—	—	714,366	82,616
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	52,864,350	23,987,615	9,654,432	187,312,872	94,966,013

Net realized and unrealized gain (loss) on investments	101,548,931	69,093,603	20,885,903	193,689,296	116,125,258

Net change in net assets resulting from operations	$103,677,139	68,071,735	21,608,168	203,470,924	116,888,239

(a)	Components of investment income for the LifePath Retirement, LifePath 2020, LifePath 2030, LifePath 2040 and LifePath 2050 Funds reflect each Fund’s proportionate income from its Master Portfolio for the entire year.

(b)	Relates to investments in affiliated investment companies.

(c)	Other Income for the LifePath Retirement, LifePath 2020, LifePath 2030, LifePath 2040 and LifePath 2050 Funds reflects each Fund’s proportionate share of a payment made by an affiliate of the Master Portfolios to affected Underlying Master Portfolios for forgone securities lending revenue.

(d)	Portfolio expenses of Master Portfolios for the LifePath Retirement, LifePath 2020, LifePath 2030, LifePath 2040 and LifePath 2050 Funds include the effect of expense reductions at the Master Porfolio level. See Note 7 under Expense Reduction Agreements.

(e)	For the Money Market Fund, this amount includes $1,451,403 of additional voluntary fee waivers from SFIMC and VP Management Corp. See Note 7 under Expense Reduction Agreements.

162	See accompanying notes to financial statements.

International Index Fund	Equity and Bond Fund		Bond Fund	Tax Advantaged Bond Fund	Money Market Fund	LifePath Retirement Fund	LifePath 2020 Fund	LifePath 2030 Fund	LifePath 2040 Fund	LifePath 2050 Fund

7,412,053	3,426,106	(b)	—	—	—	7,614,901	18,389,157	23,046,131	20,490,204	3,537,274
—	—		23,244,434	5,780	258,022	12,986,886	15,846,640	9,920,666	4,722,297	364,224
—	—		—	—	—	235,069	344,192	289,392	195,362	26,183
—	—		—	—	—	13,170	25,990	26,936	22,154	2,509
—	—		—	18,311,583	—	—	—	—	—	—

7,412,053	3,426,106		23,244,434	18,317,363	258,022	20,850,026	34,605,979	33,283,125	25,430,017	3,930,190
(492,653)	—		—	—	—	—	—	—	—	—
—	—		—	—	—	(2,514,131)	(3,534,570)	(2,873,507)	(1,891,830)	(291,808)

6,919,400	3,426,106		23,244,434	18,317,363	258,022	18,335,895	31,071,409	30,409,618	23,538,187	3,638,382

1,129,299	—		730,019	547,383	295,880	3,495,011	5,484,633	4,958,700	3,617,080	516,188
579,391	6,432		1,835,283	1,368,458	755,443	2,515,814	3,961,316	3,587,971	2,619,488	376,842
143,397	164,830		915,562	1,121,535	206,226	1,434,059	2,149,386	1,967,023	1,220,075	339,647
85,813	92,156		80,185	45,238	14,832	66,527	291,247	359,329	357,198	—
226,882	239,771		358,256	217,112	107,471	705,837	1,040,565	795,141	572,422	—
114,723	158,553		74,934	32,268	21,953	119,362	256,272	231,837	199,181	—
17,687	13,161		21,393	—	20,989	30,611	83,977	108,968	84,283	19,933
19,707	15,505		24,772	—	29,762	59,556	127,494	119,888	93,240	22,911
90,140	92,438		123,461	114,696	118,823	120,730	118,032	128,950	110,560	45,924
122,128	64,014		110,824	39,141	68,566	132,138	266,974	311,915	296,300	78,762
74,030	37,795		63,595	59,490	43,081	45,610	59,134	59,248	57,926	41,460
10,029	10,048		32,974	24,975	13,285	35,990	61,925	58,278	42,645	5,616
130,582	—		12,115	5,290	3,416	2,510	2,269	2,224	2,274	2,227
2,169	2,167		6,543	5,644	2,771	8,739	14,956	13,259	7,585	1,249
2,009	—		7,517	6,417	2,548	9,032	13,414	13,313	13,422	1,205
19,249	—		82,640	101,098	2,624	—	—	—	—	—
242	230		718	618	314	1,294	1,734	1,807	1,120	174
—	—		—	—	—	—	—	—	—	—
94,550	—		—	—	—	—	—	—	—	—

2,862,027	897,100		4,480,791	3,689,363	1,707,984	8,782,820	13,933,328	12,717,851	9,294,799	1,452,138
(88,425)	(206,692)		—	—	(1,451,403)	(699,002)	(1,096,927)	(991,740)	(723,416)	(132,867)

2,773,602	690,408		4,480,791	3,689,363	256,581	8,083,818	12,836,401	11,726,111	8,571,383	1,319,271

4,145,798	2,735,698		18,763,643	14,628,000	1,441	10,252,077	18,235,008	18,683,507	14,966,804	2,319,111

(1,261,666)	—		5,999,569	(1,504,075)	638	48,971,853	100,980,029	108,924,954	88,429,037	12,588,191
—	690,397		—	—	—	—	—	—	—	—
(55,510)	—		—	—	—	—	—	—	—	—
(153,954)	—		—	—	—	—	—	—	—	—
913,141	—		—	—	—	—	—	—	—	—
126,878	—		—	—	—	—	—	—	—	—
38,910,083	33,089,734	(b)	(52,708,997)	(36,142,742)	—	(2,168,016)	22,020,585	50,778,737	56,145,868	11,358,503

38,478,972	33,780,131		(46,709,428)	(37,646,817)	638	46,803,837	123,000,614	159,703,691	144,574,905	23,946,694

42,624,770	36,515,829		(27,945,785)	(23,018,817)	2,079	57,055,914	141,235,622	178,387,198	159,541,709	26,265,805

See accompanying notes to financial statements.	163

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Fund
Years ended December 31,	2013	2012
From operations:
Net investment income (loss)	$2,128,208	3,351,257
Net realized gain (loss)	48,684,581	19,523,066
Change in net unrealized appreciation or depreciation	52,864,350	20,333,770

Net change in net assets resulting from operations	103,677,139	43,208,093
Distributions to shareholders from and in excess of:
Net investment income:
Class A Shares	(383,697)	(531,217)
Class B Shares	—	(17,301)
Legacy Class A Shares	(410,088)	(726,622)
Legacy Class B Shares	—	(42,107)
Institutional Shares	(1,352,171)	(1,874,730)
Class R-1 Shares	—	(19,746)
Class R-2 Shares	(37,122)	(89,304)
Class R-3 Shares	(11,898)	(25,582)

	(2,194,976)	(3,326,609)
Net realized gain:
Class A Shares	—	—
Class B Shares	—	—
Legacy Class A Shares	—	—
Legacy Class B Shares	—	—
Institutional Shares	—	—
Class R-1 Shares	—	—
Class R-2 Shares	—	—
Class R-3 Shares	—	—

	—	—

Total distributions to shareholders	(2,194,976)	(3,326,609)
From Fund share transactions:
Proceeds from shares sold	48,971,918	35,438,008
Reinvestment of distributions	1,126,025	1,755,878

	50,097,943	37,193,886
Less payments for shares redeemed	(47,218,254)	(27,483,656)

Net increase (decrease) in net assets from Fund share transactions	2,879,689	9,710,230

Total increase (decrease) in net assets	104,361,852	49,591,714

Net assets:
Beginning of period	314,605,170	265,013,456

End of period*	$418,967,022	314,605,170

* Including accumulated undistributed net investment income (loss)	236,470	303,238

164	See accompanying notes to financial statements.

Small/Mid Cap Equity Fund		International Equity Fund		S&P 500 Index Fund		Small Cap Index Fund
2013	2012	2013	2012	2013	2012	2013	2012

(1,021,868)	903,791	722,265	1,041,319	9,781,628	9,128,285	762,981	2,969,067
45,105,988	18,096,817	11,231,471	(130,222)	5,662,058	5,809,131	21,076,629	10,163,459
23,987,615	8,710,618	9,654,432	18,017,309	188,027,238	73,429,695	95,048,629	28,437,220

68,071,735	27,711,226	21,608,168	18,928,406	203,470,924	88,367,111	116,888,239	41,569,746

(179,580)	—	(431,875)	—	(3,213,809)	(2,205,858)	(311,310)	(417,117)
—	—	(79,085)	—	(47,034)	(138,490)	—	(15,770)
(203,173)	—	(518,164)	—	(4,546,462)	(4,382,466)	(642,945)	(1,203,489)
—	—	(74,305)	—	(232,429)	(336,304)	16	(106,215)
(183,366)	—	(251,497)	—	(1,580,423)	(1,348,103)	(418,162)	(552,616)
—	—	(21,943)	—	(63,826)	(69,027)	(2,217)	(15,436)
(12,588)	—	(53,956)	—	(204,996)	(204,232)	(21,521)	(46,836)
(10,744)	—	(25,543)	—	(47,288)	(39,350)	(11,736)	(18,213)

(589,451)	—	(1,456,368)	—	(9,936,267)	(8,723,830)	(1,407,875)	(2,375,692)

(7,612,852)	—	—	—	—	—	(4,012,171)	(1,242,544)
(1,453,989)	—	—	—	—	—	(697,507)	(268,191)
(9,589,224)	—	—	—	—	—	(9,395,974)	(3,666,283)
(1,524,844)	—	—	—	—	—	(1,603,081)	(735,457)
(4,167,251)	—	—	—	—	—	(3,593,955)	(1,294,050)
(372,833)	—	—	—	—	—	(195,961)	(77,020)
(1,035,514)	—	—	—	—	—	(415,302)	(163,944)
(276,635)	—	—	—	—	—	(114,971)	(44,881)

(26,033,142)	—	—	—	—	—	(20,028,922)	(7,492,370)

(26,622,593)	—	(1,456,368)	—	(9,936,267)	(8,723,830)	(21,436,797)	(9,868,062)

41,411,942	25,898,246	17,900,304	13,140,695	161,059,741	95,338,764	52,313,794	32,961,596
19,969,684	—	916,368	—	9,714,877	8,445,038	17,129,145	7,822,975

61,381,626	25,898,246	18,816,672	13,140,695	170,774,618	103,783,802	69,442,939	40,784,571
(31,198,937)	(22,303,511)	(15,010,770)	(12,360,513)	(122,268,328)	(97,327,449)	(43,798,422)	(40,509,071)

30,182,689	3,594,735	3,805,902	780,182	48,506,290	6,456,353	25,644,517	275,500

71,631,831	31,305,961	23,957,702	19,708,588	242,040,947	86,099,634	121,095,959	31,977,184

196,589,790	165,283,829	121,782,861	102,074,273	635,597,000	549,497,366	307,970,132	275,992,948

268,221,621	196,589,790	145,740,563	121,782,861	877,637,947	635,597,000	429,066,091	307,970,132

—	871,194	(490,893)	53,187	737,296	879,081	77,845	643,187

See accompanying notes to financial statements.	165

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	International Index Fund
Years ended December 31,	2013	2012
From operations:
Net investment income (loss)	$4,145,798	4,233,656
Net realized gain (loss)	(557,989)	(3,366,771)
Change in net unrealized appreciation or depreciation	39,036,961	30,291,393

Net change in net assets resulting from operations	42,624,770	31,158,278
Distributions to shareholders from and in excess of:
Net investment income:
Class A Shares	(1,167,452)	(1,065,948)
Class B Shares	(149,510)	(165,228)
Legacy Class A Shares	(1,648,833)	(1,856,997)
Legacy Class B Shares	(223,618)	(322,465)
Institutional Shares	(831,141)	(852,070)
Class R-1 Shares	(49,183)	(65,312)
Class R-2 Shares	(118,024)	(142,628)
Class R-3 Shares	(41,545)	(45,208)

	(4,229,306)	(4,515,856)
Net realized gain:
Class A Shares	—	—
Class B Shares	—	—
Legacy Class A Shares	—	—
Legacy Class B Shares	—	—
Institutional Shares	—	—
Class R-1 Shares	—	—
Class R-2 Shares	—	—
Class R-3 Shares	—	—

	—	—

Total distributions to shareholders	(4,229,306)	(4,515,856)
From Fund share transactions:
Proceeds from shares sold	33,852,562	22,172,708
Reinvestment of distributions	3,236,650	3,386,586

	37,089,212	25,559,294
Less payments for shares redeemed	(26,902,215)	(26,427,660)

Net increase (decrease) in net assets from Fund share transactions	10,186,997	(868,366)

Total increase (decrease) in net assets	48,582,461	25,774,056

Net assets:
Beginning of period	206,467,018	180,692,962

End of period*	$255,049,479	206,467,018

	$(1,521,667)	(1,239,679)

*	Including accumulated undistributed net investment income (loss)

(a)	Relates to investments in affiliated investment companies.

166	See accompanying notes to financial statements.

Equity and Bond Fund			Bond Fund		Tax Advantaged Bond Fund		Money Market Fund
2013	2012		2013	2012	2013	2012	2013	2012

2,735,698 (a)	3,036,969	(a)	18,763,643	17,067,462	14,628,000	11,190,134	1,441	625
690,397 (a)	(137,613	)(a)	5,999,569	350,090	(1,504,075)	(44,385)	638	—
33,089,734 (a)	16,886,456	(a)	(52,708,997)	6,294,421	(36,142,742)	9,457,662	—	—

36,515,829	19,785,812		(27,945,785)	23,711,973	(23,018,817)	20,603,411	2,079	625

(905,308)	(811,579)		(9,236,804)	(7,300,205)	(12,025,308)	(8,272,692)	—	—
(81,676)	(95,915)		(262,297)	(257,550)	(159,560)	(132,642)	—	—
(1,142,774)	(1,395,843)		(3,617,701)	(3,852,895)	(2,338,117)	(2,227,643)	—	—
(182,520)	(283,552)		(241,722)	(760,151)	(105,015)	(557,157)	—	—
(329,295)	(351,351)		(5,055,448)	(4,545,235)	—	—	(1,384)	(595)
(20,882)	(34,483)		(94,328)	(92,335)	—	—	—	—
(58,552)	(68,766)		(198,912)	(200,299)	—	—	—	—
(19,140)	(24,012)		(56,431)	(58,792)	—	—	(57)	(30)

(2,740,147)	(3,065,501)		(18,763,643)	(17,067,462)	(14,628,000)	(11,190,134)	(1,441)	(625)

—	—		(2,471,793)	—	—	(5,714)	—	—
—	—		(88,031)	—	—	(89)	—	—
—	—		(970,585)	—	—	(1,172)	—	—
—	—		(54,819)	—	—	(215)	—	—
—	—		(1,371,827)	—	—	—	—	—
—	—		(28,354)	—	—	—	—	—
—	—		(60,590)	—	—	—	—	—
—	—		(13,428)	—	—	—	—	—

—	—		(5,059,427)	—	—	(7,190)	—	—

(2,740,147)	(3,065,501)		(23,823,070)	(17,067,462)	(14,628,000)	(11,197,324)	(1,441)	(625)

46,309,777	29,856,796		174,881,737	267,507,962	132,543,840	284,470,164	435,032,169	299,066,098
2,236,020	2,437,412		19,762,826	13,793,592	11,513,252	8,352,643	1,272	480

48,545,797	32,294,208		194,644,563	281,301,554	144,057,092	292,822,807	435,033,441	299,066,578
(29,658,674)	(24,919,655)		(208,585,482)	(92,635,637)	(198,045,807)	(53,454,435)	(405,879,625)	(284,644,309)

18,887,123	7,374,553		(13,940,919)	188,665,917	(53,988,715)	239,368,372	29,153,816	14,422,269

52,662,805	24,094,864		(65,709,774)	195,310,428	(91,635,532)	248,774,459	29,154,454	14,422,269

203,165,738	179,070,874		748,239,150	552,928,722	568,767,987	319,993,528	288,427,708	274,005,439

255,828,543	203,165,738		682,529,376	748,239,150	477,132,455	568,767,987	317,582,162	288,427,708

72,567	77,016		—	—	—	—	—	—

See accompanying notes to financial statements.	167

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	LifePath Retirement Fund
Years ended December 31,	2013	2012
From operations:
Net investment income	$10,252,077	11,205,123
Net realized gain (loss)	48,971,853	22,706,171
Change in net unrealized appreciation or depreciation	(2,168,016)	30,356,746

Net change in net assets resulting from operations	57,055,914	64,268,040
Distributions to shareholders from and in excess of:
Net investment income:
Class A Shares	(6,037,193)	(6,588,440)
Class B Shares	(86,303)	(106,054)
Legacy Class A Shares	(2,770,990)	(3,960,625)
Legacy Class B Shares	(93,092)	(265,397)
Institutional Shares	(1,033,311)	(1,249,452)
Class R-1 Shares	(42,314)	(64,155)
Class R-2 Shares	(159,526)	(242,902)
Class R-3 Shares	(19,841)	(27,449)

	(10,242,570)	(12,504,474)
Net realized gain:
Class A Shares	(20,604,216)	(10,422,709)
Class B Shares	(397,537)	(246,126)
Legacy Class A Shares	(8,753,443)	(5,881,461)
Legacy Class B Shares	(452,148)	(491,407)
Institutional Shares	(2,777,502)	(1,663,452)
Class R-1 Shares	(193,079)	(125,667)
Class R-2 Shares	(616,862)	(405,434)
Class R-3 Shares	(52,928)	(33,337)

	(33,847,715)	(19,269,593)

Total distributions to shareholders	(44,090,285)	(31,774,067)
From Fund share transactions:
Proceeds from shares sold	295,530,879	219,571,913
Reinvestment of distributions	43,708,301	31,484,239

	339,239,180	251,056,152
Less payments for shares redeemed	(171,858,802)	(127,802,705)

Net increase (decrease) in net assets from Fund share transactions	167,380,378	123,253,447

Total increase (decrease) in net assets	180,346,007	155,747,420

Net assets:
Beginning of period	899,760,817	744,013,397

End of period*	$1,080,106,824	899,760,817

* Including accumulated undistributed net investment income (loss)	$(281,516)	(600,773)

168	See accompanying notes to financial statements.

LifePath 2020 Fund		LifePath 2030 Fund		LifePath 2040 Fund		LifePath 2050 Fund
2013	2012	2013	2012	2013	2012	2013	2012

18,235,008	18,664,165	18,683,507	17,138,013	14,966,804	12,997,274	2,319,111	1,430,083
100,980,029	39,231,082	108,924,954	34,642,726	88,429,037	26,010,763	12,588,191	2,248,485
22,020,585	68,471,248	50,778,737	78,869,662	56,145,868	68,038,295	11,358,503	8,541,052

141,235,622	126,366,495	178,387,198	130,650,401	159,541,709	107,046,332	26,265,805	12,219,620

(11,253,626)	(10,825,159)	(11,911,112)	(9,865,380)	(7,880,194)	(6,255,076)	(2,216,215)	(1,415,169)
(154,002)	(236,488)	(268,027)	(293,522)	(301,234)	(307,098)	—	—
(4,764,192)	(5,809,299)	(4,243,857)	(4,349,108)	(3,286,010)	(3,137,505)	—	—
(176,461)	(413,908)	(202,089)	(387,230)	(225,527)	(339,227)	—	—
(2,284,241)	(2,445,188)	(2,819,547)	(2,608,128)	(3,413,944)	(2,950,043)	—	—
(139,141)	(198,785)	(249,197)	(237,787)	(193,069)	(191,233)	(46,279)	(37,363)
(449,606)	(567,892)	(467,633)	(574,929)	(411,567)	(434,423)	(80,493)	(61,485)
(35,320)	(42,800)	(49,659)	(55,998)	(50,650)	(42,873)	—	—

(19,256,589)	(20,539,519)	(20,211,121)	(18,372,082)	(15,762,195)	(13,657,478)	(2,342,987)	(1,514,017)

(38,149,653)	(1,225,848)	(36,743,799)	—	(22,238,736)	—	(8,218,016)	(1,789,798)
(1,279,126)	(48,637)	(1,674,165)	—	(1,621,087)	—	—	—
(16,786,371)	(676,871)	(13,531,065)	—	(9,545,182)	—	—	—
(1,303,191)	(79,787)	(1,213,523)	—	(1,080,207)	—	—	—
(6,571,107)	(244,439)	(7,539,870)	—	(8,410,953)	—	—	—
(678,855)	(27,935)	(992,329)	—	(713,674)	—	(224,572)	(59,833)
(1,748,482)	(69,219)	(1,659,244)	—	(1,301,732)	—	(363,626)	(84,284)
(111,455)	(4,627)	(145,007)	—	(131,812)	—	—	—

(66,628,240)	(2,377,363)	(63,499,002)	—	(45,043,383)	—	(8,806,214)	(1,933,915)

(85,884,829)	(22,916,882)	(83,710,123)	(18,372,082)	(60,805,578)	(13,657,478)	(11,149,201)	(3,447,932)

400,567,875	305,192,681	371,404,810	271,912,998	254,817,840	191,013,732	70,535,523	45,687,094
85,627,637	22,821,471	83,568,710	18,343,121	60,719,636	13,594,345	10,929,799	3,361,060

486,195,512	328,014,152	454,973,520	290,256,119	315,537,476	204,608,077	81,465,322	49,048,154
(221,090,222)	(176,474,197)	(193,511,862)	(146,736,892)	(143,606,417)	(112,907,172)	(26,374,266)	(12,755,667)

265,105,290	151,539,955	261,461,658	143,519,227	171,931,059	91,700,905	55,091,056	36,292,487

320,456,083	254,989,568	356,138,733	255,797,546	270,667,190	185,089,759	70,207,660	45,064,175

1,407,167,597	1,152,178,029	1,247,509,683	991,712,137	904,637,010	719,547,251	112,645,627	67,581,452

1,727,623,680	1,407,167,597	1,603,648,416	1,247,509,683	1,175,304,200	904,637,010	182,853,287	112,645,627

1,062,293	1,666,281	501,009	1,729,992	779,443	1,409,104	(26,004)	(24,248)

See accompanying notes to financial statements.	169

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS

1.	Investment Objective

State Farm Mutual Fund Trust (the “Trust”) has 15 separate investment portfolios (the “Funds”). The Trust is registered under the Investment Company Act of 1940 as an open-end, management investment company. Each Fund has its own investment objective, investment policies, restrictions, and attendant risks and is diversified as defined in the Investment Company Act of 1940. State Farm Investment Management Corp. (“SFIMC”) is the Trust’s investment adviser.

The State Farm Equity Fund (the “Equity Fund”) seeks long-term growth of capital. The Equity Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings) in common stocks and other equity securities of large capitalization companies.

The State Farm Small/Mid Cap Equity Fund (the “Small/Mid Cap Equity Fund”) seeks long-term growth of capital. The Fund primarily invests under normal circumstances at least 80% of its net assets (plus any borrowing) in common stock and other equity securities of small and mid-capitalization stocks issued by U.S. companies.

The State Farm International Equity Fund (the “International Equity Fund”) seeks long-term growth of capital. The International Equity Fund invests its assets primarily in securities issued by foreign companies. There is no restriction on the size of the companies in which the Fund invests.

The State Farm S&P 500 Index Fund (the “S&P 500 Index Fund”) seeks to provide investment results that correspond to the total return of publicly traded common stocks in the aggregate, as represented by the S&P 500® Index. The S&P 500 Index Fund pursues its investment objective by investing in substantially all of the securities that make up the S&P 500 Index. The S&P 500 Index tracks the common stock performance of 500 large U.S. companies.

The State Farm Small Cap Index Fund (the “Small Cap Index Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000® Small Stock Index (the “Russell 2000”). The Small Cap Index Fund pursues its investment objective by investing in a representative sample of the securities contained in the Russell 2000. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.

The State Farm International Index Fund (the “International Index Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (the “EAFE® Free”). The International Index Fund selects a representative sample of the securities contained in the EAFE Free. The EAFE Free is a capitalization-weighted index that currently includes stocks of companies in 15 European countries, Australia, New Zealand, Israel, Hong Kong, Japan and Singapore.

The State Farm Equity and Bond Fund (the “Equity and Bond Fund”) seeks long-term growth of principal while providing some current income. The Equity and Bond Fund invests in the Institutional shares of the State Farm Equity Fund and State Farm Bond Fund of the Trust.

The State Farm Bond Fund (the “Bond Fund”) seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds. The Fund typically invests 80% or more of its net assets (plus any borrowings for investment purposes) in investment grade bonds or bonds determined to be of comparable quality.

The State Farm Tax Advantaged Bond Fund (the “Tax Advantaged Bond Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Tax Advantaged Bond Fund normally invests so that either (1) at least 80% of the Tax Advantaged Bond Fund’s net investment income is exempt from regular federal income tax or (2) at least 80% or more of the Tax Advantaged Bond Fund’s net assets are invested in securities that produce income exempt from regular federal income tax.

The State Farm Money Market Fund (the “Money Market Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Money Market Fund invests exclusively in short-term, U.S. dollar-denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as The World Bank.

The State Farm LifePath® Retirement Fund (the “LifePath Retirement Fund”) is managed for investors seeking income and moderate long-term growth of capital. The LifePath Retirement Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath Retirement Master Portfolio. The LifePath Retirement Master Portfolio and the LifePath Retirement Fund have substantially similar investment objectives.

The State Farm LifePath 2020® Fund (the “LifePath 2020 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020. The LifePath 2020 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2020 Master Portfolio. The LifePath 2020 Master Portfolio and the LifePath 2020 Fund have substantially similar investment objectives.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The State Farm LifePath 2030® Fund (the “LifePath 2030 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030. The LifePath 2030 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2030 Master Portfolio. The LifePath 2030 Master Portfolio and the LifePath 2030 Fund have substantially similar investment objectives.

The State Farm LifePath 2040® Fund (the “LifePath 2040 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040. The LifePath 2040 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2040 Master Portfolio. The LifePath 2040 Master Portfolio and the LifePath 2040 Fund have substantially similar investment objectives.

The State Farm LifePath 2050® Fund (the “LifePath 2050 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050. The LifePath 2050 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2050 Master Portfolio. The LifePath 2050 Master Portfolio and the LifePath 2050 Fund have substantially similar investment objectives.

Each LifePath Master Portfolio invests in a combination of equity, fixed income and short-term money market funds (the “Underlying Funds”) in proportions suggested by its own comprehensive asset allocation investment strategy that gradually becomes more conservative as the year in the LifePath Fund’s name approaches, except for the LifePath Retirement Master Portfolio that already is in its most conservative phase. The Underlying Funds include the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio, collectively defined as the “Underlying Master Portfolios”.

The LifePath Retirement, LifePath 2020, LifePath 2030, LifePath 2040 and LifePath 2050 Funds are collectively defined as the “Feeder Funds”. The LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio are collectively defined as the “Master Portfolios”.

For more information about the Master Portfolios refer to the Master Investment Portfolio (“MIP”) section.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Multi-class Fund Structure

Each Fund, other than the Tax Advantaged Bond Fund and LifePath 2050 Fund, offers eight classes of shares. The Tax Advantaged Bond Fund offers four classes of shares: Class A, Legacy Class A, Class B and Legacy Class B. The LifePath 2050 Fund offers three classes of shares: Class A, Class R-1 and Class R-2. Except for new investments in the Money Market Fund, Class A and Legacy Class A shares are offered to investors subject to an initial sales charge. The maximum offering price for Class A shares of each Fund, other than the Money Market Fund, the Bond Fund and the Tax Advantaged Bond Fund, is computed by dividing the Net Asset Value (“NAV”) by 0.95. The maximum offering price for Class A shares of the Bond Fund and the Tax Advantaged Bond Fund is computed by dividing the NAV by 0.97. The maximum offering price for Legacy Class A shares of each Fund, other than the Money Market Fund, is computed by dividing the NAV by 0.97. Class B and Legacy Class B shares are offered without an initial sales charge, but are subject to higher ongoing expenses than Class A and Legacy Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B and Legacy Class B shares automatically convert to the corresponding Class A and Legacy Class A shares eight years after issuance. Institutional shares are offered to institutional investors, including certain insurance companies, defined contribution plans, defined benefit plans, and may be used as a funding vehicle for certain IRAs. Class R-1, R-2 and R-3 shares are available for purchase or exchange only by certain qualified purchasers as defined in the prospectus for Class R-1, R-2, and R-3 shares. Institutional, Class R-1, R-2 and R-3 shares are not subject to an initial sales charge or a contingent deferred sales charge.

Investment income and certain Fund level expenses and expense reductions, if any, are borne pro rata on the basis of fair value of settled shares outstanding for the Bond, Tax Advantaged Bond and Money Market Funds and, indirectly, the Equity and Bond Fund, and relative net assets for all other Funds. Realized and unrealized gains and losses are borne pro rata on the basis of relative net assets for all Funds. However, each class bears certain expenses unique to that class such as distribution services and certain other class specific expenses. Differences in class expenses may result in the payment of different per share dividends by class. All shares of the Funds have equal rights with respect to voting subject to class specific arrangements.

Fund Share Valuation

The offering price of the shares of each Fund, other than Money Market Fund, is its NAV, plus an initial sales charge on the Class A and Legacy Class A shares. The offering price of the Money Market Fund and all Funds’ Class B, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares is the NAV. A separate NAV is calculated for each class of each Fund.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The NAV for each class of each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange (“NYSE”) (usually at 3:00 p.m., Central Time) on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed.

Securities Valuation

All investments in securities are recorded at their fair value. For more information refer to Note 3 Securities Valuation.

Securities Transactions and Investment Income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on money market instruments and long-term debt instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Expenses arising in connection with a specific share class are allocated to that class. Common Trust expenses are generally allocated between the Funds in proportion to each Fund’s relative net assets.

Income Taxes and Distributions to Shareholders

Each Fund is a separate taxpayer for federal income tax purposes. It is the Funds’ policy to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments reportable for federal income tax purposes.

For more information refer to Note 6 Income Taxes and Distributions to Shareholders.

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at December 31, 2013. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with realized and unrealized gains and losses on investment securities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Commitments and Contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is remote.

Investments in Master Portfolios

Each Feeder Fund records its investment in its Master Portfolio based upon each Feeder Fund’s proportionate interest in the net assets of the respective Master Portfolio. Valuation policies relating to securities held by each Master Portfolio are disclosed in the MIP Notes to Financial Statements included elsewhere in this report.

Each Feeder Fund records daily its proportionate share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses. In addition, the Feeder Funds accrue their own expenses.

For more information refer to Note 4 Investments in Master Portfolios.

Securities Purchased on a “When-issued” Basis

The Tax Advantaged Bond Fund may purchase municipal bonds on a “when-issued” basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. The Tax Advantaged Bond Fund identifies and holds specific liquid assets with a market value at least equal to the amount of the when-issued purchase commitments in order to ensure that it can meet those commitments. It is possible that the securities will never be issued and the commitment canceled. At December 31, 2013, the Tax Advantaged Bond Fund had commitments of $1,056,790 (representing 0.22% of net assets) for when-issued securities.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Short Sales

The S&P 500 Index Fund, Small Cap Index Fund and the International Index Fund may enter into covered short sale transactions to dispose of certain securities received as part of involuntary corporate actions (e.g., corporate mergers, spin-offs, distributions) that are no longer included in the respective benchmark indices. These transactions are designed to help minimize the impact these non-index securities have on the overall performance of the Fund.

New Accounting Pronouncement

In June 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2013-08, “Financial Services-Investment Companies: Amendments to the Scope, Measurement and Disclosure Requirements”, which is effective for reporting periods beginning after December 15, 2013. This update modifies the criteria used in defining an investment company under U.S. GAAP. It also sets forth certain measurement and disclosure requirements. At this time, the Trust’s management is evaluating the impact this pronouncement may have on the Trust’s financial statements, if any.

3.	Securities Valuation

Investments are valued at fair value pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board”). The valuation procedures assign to SFIMC the responsibility for determining fair value using the processes and factors as outlined in the valuation procedures. If SFIMC cannot determine fair value based on the valuation procedures, the Board or the Executive Committee of the Board will determine fair value.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in three broad levels as follows:

•	Level 1 - Unadjusted quoted prices in active markets that are accessible to the Funds for identical assets or liabilities.

•

Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments in active markets, interest rates, yield curves and credit spreads. For assets or liabilities with a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability.

•

Level 3 - Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available. These inputs, based on the best information available in the circumstances, would include reasonably available information about the assumptions that a market participant would use in valuing the asset or liability and might include SFIMC’s own data.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure the fair value of an asset or liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement.

Stocks, closed-end registered investment companies and exchange-traded funds (“ETFs”) traded on securities exchanges, or in an over-the-counter market in which transaction prices are reported, are valued at the last sales price on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on NASDAQ are valued at the NASDAQ Official Closing Price. Long-term debt securities and U.S. Treasury bills are generally valued using quotations provided by an independent pricing service. All of the securities of the Money Market Fund and short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) held by any of the other Non-feeder Funds are generally valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective fund. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Short sales, if any, are valued at market value.

Portfolio securities that are primarily traded on foreign securities exchanges (“foreign securities”) are valued at the closing values of such securities on the respective exchange where each security is primarily traded. SFIMC may determine that a market quotation for a foreign security held by a Fund is not reliable because of events or circumstances that have occurred between the time of the market quotation and the time the net asset value of the Fund is calculated (“subsequent event”). A subsequent event might include company-specific developments, a development that might affect an entire market or region, a potentially global development or a significant change in one or more U.S. securities indices. If SFIMC determines that the market quotation for a foreign security is not reliable, SFIMC may use an independent statistical fair value service to assist in determining value, or SFIMC may determine the foreign security’s value in SFIMC’s reasonable judgment.

For securities other than foreign securities, for which market prices are not readily available or are considered unreliable, SFIMC is required to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s value in SFIMC’s reasonable judgment.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

In determining a value based on reasonable judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining value for a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, exchange traded funds, index futures or other financial instruments in the U.S. or other markets. All securities valued based on SFIMC’s reasonable judgment are subsequently reported to the Board on a quarterly basis.

SFIMC reviews the pricing methodologies of the Funds’ approved pricing vendors, including reviewing a vendor’s key inputs and assumptions in valuing securities. SFIMC also engages in transaction back-testing with respect to portfolio securities sold by the Funds to compare unrealized gains and losses to realized gains and losses.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s assets and liabilities as of December 31, 2013:

	Investments in Securities				Derivative Instruments

Fund	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Equity Fund					$—	$—	$—	$—
Common Stocks (a)	$413,654,476	$—	$—	$413,654,476
Short-term Investments	3,667,660	—	—	3,667,660
Small/Mid Cap Equity Fund					—	—	—	—
Common Stocks (a)	262,630,756	—	—	262,630,756
Registered Investment Companies (a)	1,255,225	—	—	1,255,225
Short-term Investments	3,256,182	—	—	3,256,182
International Equity Fund					—	(892)	—	(892)
Common Stocks (a)	139,604,370	763,117	—	140,367,487
Preferred Stocks (a)	742,142	—	—	742,142
Short-term Investments	3,372,646	—	—	3,372,646
S&P 500 Index Fund					700,997	—	—	700,997
Common Stocks (a)	847,131,405	—	—	847,131,405
Short-term Investments	29,503,657	—	—	29,503,657
Small Cap Index Fund					219,772	—	—	219,772
Common Stocks (a)	419,453,722	0	6,216	419,459,938
Registered Investment Companies (a)	4,892,486	—	—	4,892,486
Short-term Investments	4,169,507	774,900	—	4,944,407
International Index Fund					175,141	3,128	—	178,269
Common Stocks (a)	249,489,962	5,058	0	249,495,020
Preferred Stocks (a)	1,632,314	—	—	1,632,314
Short-term Investments	1,451,627	—	—	1,451,627
Equity and Bond Fund					—	—	—	—
Registered Investment Companies	255,252,917	—	—	255,252,917
Bond Fund					—	—	—	—
Corporate Bonds (a)	—	438,584,974	—	438,584,974
Commercial Mortgage-Backed
Securities	—	449,901	—	449,901
Agency Commercial
Mortgage-Backed Securities	—	73,084,675	—	73,084,675
Agency Mortgage-Backed Securities	—	61,788,470	—	61,788,470
Agency Notes & Bonds	—	7,685,437	—	7,685,437
U.S. Treasury Obligations	—	92,605,498	—	92,605,498
Short-term Investments	4,486,143	—	—	4,486,143

(a) Industry classification and/or country is disclosed in the Schedules of Investments.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Investments in Securities				Derivative Instruments

Fund	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Tax Advantaged Bond Fund					—	—	—	—
Long-term Municipal Bonds	$—	$462,348,100	$—	$462,348,100
Short-term Investments	11,711,248	—	—	11,711,248
Money Market Fund					—	—	—	—
Short-term Investments	1,778,499	316,086,804	—	317,865,303
LifePath Retirement Fund					—	—	—	—
Investments in securities in Master Portfolios	—	1,081,218,544	—	1,081,218,544
LifePath 2020 Fund					—	—	—	—
Investments in securities in Master Portfolios	—	1,729,227,358	—	1,729,227,358
LifePath 2030 Fund					—	—	—	—
Investments in securities in Master Portfolios	—	1,605,080,085	—	1,605,080,085
LifePath 2040 Fund					—	—	—	—
Investments in securities in Master Portfolios	—	1,176,386,412	—	1,176,386,412
LifePath 2050 Fund					—	—	—	—
Investments in securities in Master Portfolios	—	183,253,915	—	183,253,915

On December 31, 2012, substantially all of the common stocks and preferred stocks in the International Equity Fund and International Index Fund were fair valued using the independent statistical fair value service in accordance with valuation procedures approved by the Trust’s Board of Trustees, and were therefore valued using Level 2 inputs. On December 31, 2013, substantially all of the common stocks and preferred stocks in these Funds were valued at last traded price (except as noted on the Schedules of Investments), because the Trust’s valuation procedures did not require the use of the independent statistical fair value service. Accordingly, using the end of the reporting period method for determining when transfers between levels are recognized, common stocks and preferred stocks valued on December 31, 2013 at $140,346,512 were transferred from Level 2 to Level 1 in the International Equity Fund and $251,122,276 of common stocks and preferred stocks were transferred from Level 2 to Level 1 in the International Index Fund. For the remaining Funds, there were no transfers of securities between Level 1 and Level 2 as of December 31, 2013 as compared to December 31, 2012.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Small Cap Index Fund Investments in Securities
Balance as of December 31, 2012	$0
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in (a)	6,216
Transfers out (a)	—

Balance as of December 31, 2013	$6,216

(a) Using the end of the reporting period method for determining when transfers between levels are recognized.

The International Index Fund did not hold any Level 3 securities valued at other than zero as of December 31, 2012 or for the year ended December 31, 2013. The remaining Funds did not hold any Level 3 securities as of December 31, 2012 or for the year ended December 31, 2013.

Derivative instruments, such as futures and foreign currency contracts, are valued at the unrealized appreciation (depreciation) of the instrument. For more information, see Note 5 Derivative Instruments.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

4.	Investments in Master Portfolios

The Feeder Funds, through their investments in the Master Portfolios, are diversified, open-end management investment companies. The Feeder Funds invest all of their assets in the Master Portfolios.

The Master Portfolios are diversified, open-end management investment companies, each of which has an investment objective substantially similar to that of its corresponding Feeder Fund. The financial statements of each Master Portfolio, including Schedules of Investments, are included elsewhere in this report.

The percentage ownership in the Master Portfolios held by the Feeder Funds as of December 31, 2013 is detailed below:

Feeder Fund	Invests in Master Portfolio	% ownership interest held by the Feeder Funds
LifePath Retirement Fund	LifePath Retirement Master Portfolio	68.16%
LifePath 2020 Fund	LifePath 2020 Master Portfolio	61.08%
LifePath 2030 Fund	LifePath 2030 Master Portfolio	60.54%
LifePath 2040 Fund	LifePath 2040 Master Portfolio	56.98%
LifePath 2050 Fund	LifePath 2050 Master Portfolio	44.13%

5.	Derivative Instruments

The S&P 500 Index Fund, Small Cap Index Fund and International Index Fund are subject to equity price risk in the normal course of pursuing their investment objectives. These Funds entered into stock index futures contracts to gain exposure to market fluctuations, as the use of these instruments was more efficient or cost effective than actually buying the underlying securities. These contracts obligated those Funds to make or take delivery of a derivative instrument or the cash value of a securities index at a specified future date at a specified price. Realized and unrealized gains and losses from these contracts are reflected in the Statements of Operations. Unrealized gains and losses on open futures contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statements of Assets and Liabilities, and in other assets in the Schedules of Investments. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared futures contracts. Daily fluctuations in the margin requirements for futures contracts are recorded as variation margin receivable or payable on the Statements of Assets and Liabilities. Upon entering into a futures contract, these Funds bore the risk of futures contracts’ prices moving unexpectedly, in which case, the Funds might not have been able to achieve the anticipated benefits of the futures contract and might realize a loss. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearing house, as the ultimate counterparty to all exchange traded futures, guarantees the futures against default.

The International Equity and International Index Funds are subject to foreign currency exchange risk in the normal course of pursuing their investment objectives. In an attempt to decrease exposure to this risk, both Funds engaged in transaction hedging and the International Index Fund engaged in portfolio hedging with the objective to protect against variations in exchange rates. Transaction hedging involved the purchase and sale of forward foreign currency contracts between trade date and settlement date on security transactions. Portfolio hedging involved selling forward foreign currency contracts with respect to the actual or anticipated portfolio security position denominated or quoted in the particular currency. Realized and unrealized gains and losses on forward foreign currency contracts are reflected in the Statements of Operations. Unrealized gains and losses on forward foreign currency contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statements of Assets and Liabilities, and in other assets in the Schedule of Investments. These Funds bore the market risk that arises from changes in foreign currency rates and the credit risk should a counterparty fail to perform under such contracts, and as a result, might realize a loss.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2013, the fair value of derivative instruments, which are also disclosed in the Schedules of Investments, was as follows:

		Asset Derivatives			Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statements of Assets and Liabilities Location	Value		Statements of Assets and Liabilities Location	Value
International Equity Fund	Forward Foreign Currency Contracts	Unrealized gain on forward foreign currency contracts	$234		Unrealized loss on forward foreign currency contracts	$1,126

Total			$234			$1,126

		Variation Margin;			Variation Margin;
S&P 500 Index Fund	Stock Index Futures Contracts	Analysis of Net Assets - Net Unrealized Appreciation	$700,997	(a)	Analysis of Net Assets - Net Unrealized Depreciation	$—

Total			$700,997			$—

		Variation Margin;			Variation Margin;
Small Cap Index Fund	Stock Index Futures Contracts	Analysis of Net Assets - Net Unrealized Appreciation	$219,772	(a)	Analysis of Net Assets - Net Unrealized Depreciation	$—

Total			$219,772			$—

International Index Fund	Forward Foreign Currency Contracts	Unrealized gain on forward foreign currency contracts	$11,401		Unrealized loss on forward foreign currency contracts	$8,273

		Variation Margin;			Variation Margin;
International Index Fund	Stock Index Futures Contracts	Analysis of Net Assets- Net Unrealized Appreciation	175,141	(a)	Analysis of Net Assets - Net Unrealized Depreciation	—

Total			$186,542			$8,273

(a) Represents cumulative unrealized gain (loss) of futures contracts. Variation margin disclosed on the Statements of Assets and Liabilities is for the last day of the period.

As of December 31, 2013, the effect of derivative instruments on the Statements of Operations was as follows:

Fund	Derivatives not accounted for as hedging instruments	Amount of Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
		Futures	Forward Currency Contracts	Futures	Forward Currency Contracts
International Equity Fund	Forward Foreign Currency Contracts	$—	$(2,474)	$—	$(184)
S&P 500 Index Fund	Stock Index Futures Contracts	5,962,706	—	714,366	—
Small Cap Index Fund	Stock Index Futures Contracts	3,201,874	—	82,616	—
International Index Fund	Forward Foreign Currency Contracts	—	(55,510)	—	4,423
International Index Fund	Stock Index Futures Contracts	913,141	—	126,878	—

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2013, the average quarterly balance of outstanding derivative instruments was as follows:

	Futures Contracts		Foreign Currency Contracts
Fund	Average Number of Contracts Purchased	Average Notional Value of Contracts Purchased	Average Number of Contracts Purchased	Average U.S. Dollar Amount of Contracts Purchased	Average Number of Contracts Sold	Average U.S. Dollar Amount of Contracts Sold
International Equity Fund	—	$—	3	$329,227	5	$343,192
S&P 500 Index Fund	304	24,902,573	—	—	—	—
Small Cap Index Fund	76	7,375,419	—	—	—	—
International Index Fund	74	4,255,095	2	324,000	5	2,003,200

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, the International Equity Fund and International Index Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter (“OTC”) derivatives, including certain forward foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral and margin requirements differ by type of derivative. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts). For financial reporting purposes, cash and non-cash collateral that has been pledged to cover obligations of a Fund, if any, are noted in the Schedules of Investments. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities is based on contractual netting/set-off provisions in the ISDA Master Agreement; however, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable.

For financial reporting purposes, the International Index Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The remaining Funds have not invested in any portfolio securities or entered into any derivative transactions with gross exposures on the Statements of Assets and Liabilities that could be netted subject to netting agreements as of December 31, 2013.

As of December 31, 2013, the International Index Fund’s derivative assets and liabilities (by type) were as follows:

Derivatives Instruments:	Assets	Liabilities
Futures contracts	$173,285	$—
Forward foreign currency contracts	11,401	8,273

Total derivative assets and liabilities in the Statements of Assets and Liabilities	184,686	8,273
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	173,285	0

Total assets and liabilities subject to a MNA	$11,401	$8,273

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2013, the International Index Fund’s derivative assets by counterparty, net of amounts available for offset under a MNA, were as follows:

Counterparty	Derivative Assets subject to a MNA	Derivatives Available for Offset	Net Amount of Derivative Assets (a)
Morgan Stanley and Co. Inc.	$9,989	$—	$9,989
UBS AG	1,412	(1,412)	—

Total	$11,401	$(1,412)	$9,989

(a) Net amount represents the net amount receivable by the Fund from the counterparty in the event of a default.

As of December 31, 2013, the International Index Fund’s derivative liabilities by counterparty, net of amounts available for offset under a MNA, were as follows:

Counterparty	Derivative Liabilities subject to a MNA	Derivatives Available for Offset	Net Amount of Derivative Liabilities (a)
UBS AG	$(8,092)	$1,412	$(6,680)
Goldman Sachs Capital Markets LP	(181)	—	(181)

Total	$(8,273)	$1,412	$(6,861)

(a) Net amount represents the net amount payable by the Fund to the counterparty in the event of a default.

6.	Income Taxes and Distributions to Shareholders

As of December 31, 2013, the Trust’s management has completed a review of uncertain tax positions taken by the Funds and determined that no tax liability was required for unrecognized tax benefits, and no additional disclosures were needed. Generally, the tax authorities can initiate examinations of tax returns within the three year period beginning on the date such returns are filed. As a result, some tax returns are still open and subject to examination. In addition, as of December 31, 2013, management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2013, aggregate securities holdings’ unrealized gains and losses based on cost for federal income tax purposes for certain Funds were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Equity Fund	$314,086,779	$105,618,194	$(2,382,837)	$103,235,357
Small/Mid Cap Equity Fund	217,040,552	53,001,564	(2,899,953)	50,101,611
International Equity Fund	112,154,737	34,997,183	(2,669,645)	32,327,538
S&P 500 Index Fund	512,627,605	371,386,607	(7,379,150)	364,007,457
Small Cap Index Fund	298,288,079	161,661,004	(30,652,252)	131,008,752
International Index Fund	188,692,268	84,416,270	(20,529,577)	63,886,693
Equity and Bond Fund	227,891,550	27,361,367	—	27,361,367
Bond Fund	681,554,975	18,643,869	(21,513,746)	(2,869,877)
Tax Advantaged Bond Fund	481,661,146	9,194,964	(16,796,762)	(7,601,798)
Money Market Fund	317,865,303	—	—	—

The differences between the cost of investments for federal income tax purposes and the cost of investments reflected on the Schedules of Investments are primarily related to the timing of recognition of gains and losses and investment income.

The Master Portfolios are organized as partnerships for federal income tax purposes. Information relating to the cost of investments, gross and net unrealized appreciation (depreciation) and other tax matters for the Master Portfolios may be found in the MIP Schedules of Investments which are included in this report.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Equity and Bond Fund, LifePath 2020 Fund, LifePath 2030 Fund, LifePath 2040 Fund and LifePath 2050 Fund declare and pay dividend and capital gain distributions, if any, at least annually.

The Bond Fund, Tax Advantaged Bond Fund and Money Market Fund declare dividends daily and distribute dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are paid at least annually.

The LifePath Retirement Fund declares and distributes dividends quarterly and capital gain distributions, if any, at least annually.

After utilizing capital loss carryforwards to offset realized capital gains in 2013, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations. As of December 31, 2013, if not applied, the carryforwards will expire as follows:

		Non Expiring		Year of Expiration
	Utilized	Short-term	Long-term	2016	2017	2018	Total
Equity Fund	$48,099,391	$—	$—	$—	$35,406,557	$—	$35,406,557
Small/Mid Cap Equity Fund	9,174,682	—	—	—	—	—	—
International Equity Fund	10,575,258	—	—	—	7,794,030	2,909,152	10,703,182
S&P 500 Index Fund	7,936,234	—	—	—	6,990,631	10,032,679	17,023,310
International Index Fund	21,656	—	9,949,264	5,140,621	7,747,891	4,077,752	26,915,528
Equity and Bond Fund	166,725	—	—	—	—	—	—
Bond Fund	831,455	—	—	—	—	—	—
Tax Advantaged Bond Fund	44,385	1,092,944	—	—	—	—	1,092,944
LifePath 2030 Fund	7,242,040	—	—	—	—	—	—
LifePath 2040 Fund	14,126,953	—	—	—	—	—	—

Capital losses incurred on or after January 1, 2011 are permitted to carry forward indefinitely. These losses must be utilized prior to losses incurred before January 1, 2011. Therefore, any losses incurred prior to 2011 may be more likely to expire unused.

As of December 31, 2013, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Gain	Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Equity Fund	$236,470	$—	$103,235,357	$(35,406,557)	$68,065,270
Small/Mid Cap Equity Fund	—	9,272,683	50,101,611	—	59,374,294
International Equity Fund	841,746	—	32,332,081	(10,703,182)	22,470,645
S&P 500 Index Fund	734,507	—	364,007,458	(18,196,012)	346,545,953
Small Cap Index Fund	816,156	2,741,307	131,008,752	—	134,566,215
International Index Fund	73,921	—	64,025,737	(27,163,614)	36,936,044
Equity and Bond Fund	72,567	523,672	27,361,367	—	27,957,606
Bond Fund	48,913	108,687	(2,869,877)	(48,913)	(2,761,190)
Tax Advantaged Bond Fund	—	—	(7,601,798)	(1,548,460)	(9,150,258)
Money Market Fund	—	638	—	—	638
LifePath Retirement Fund	2,384,261	7,532,708	66,981,127	—	76,898,096
LifePath 2020 Fund	5,617,555	19,226,256	146,015,364	—	170,859,175
LifePath 2030 Fund	6,735,572	17,982,795	162,286,577	—	187,004,944
LifePath 2040 Fund	5,788,151	15,322,363	131,401,669	—	152,512,183
LifePath 2050 Fund	902,550	2,694,291	19,925,797	—	23,522,638

The difference between these amounts and the undistributed net investment income reported on the Statements of Assets and Liabilities as of December 31, 2013 relates to one or more of the following: short-term capital gains, forward foreign currency contracts, mark-to-market of Passive Foreign Investment Companies (“PFICs”), post-October loss deferrals, return of capital transactions, and nondeductible start-up expenses.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

From November 1, 2013 through December 31, 2013, the S&P 500 Index Fund incurred $1,172,702 in realized losses, the International Index Fund incurred $51,538 in specified losses and $196,548 in realized losses, the Tax Advantaged Bond Fund incurred $455,516 in realized losses. As permitted by the Internal Revenue Code, the Funds intend to elect to defer these losses and treat them as arising on January 1, 2014.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for futures contracts, the recognition of net realized losses, net operating losses, the timing of Fund distributions, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

As of December 31, 2013, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Accumulated Undistributed Net Investment Income (Loss)
Small/Mid Cap Equity Fund	$(751,908)	$11,783	$—	$740,125
International Equity Fund	—	(190,023)	—	190,023
S&P 500 Index Fund	2	(12,856)	—	12,854
Small Cap Index Fund	(6,431)	(73,121)	—	79,552
International Index Fund	—	198,480	—	(198,480)
LifePath Retirement Fund	—	(309,750)	—	309,750
LifePath 2020 Fund	—	(417,593)	—	417,593
LifePath 2030 Fund	—	(298,631)	—	298,631
LifePath 2040 Fund	—	(165,730)	—	165,730
LifePath 2050 Fund	(15,119)	(7,001)	—	22,120

The tax character of distributions was designated as follows for the years ended December 31, 2013 and December 31, 2012, respectively:

2013	Tax Exempt Income	Ordinary Income	Long- term Capital Gain	Total
Small Cap Index Fund	$—	$2,917,895	$18,518,902	$21,436,797
Tax Advantaged Bond Fund	14,623,258	4,742	—	14,628,000
LifePath Retirement Fund	—	17,579,941	26,510,344	44,090,285
LifePath 2020 Fund	—	36,494,091	49,390,738	85,884,829
LifePath 2030 Fund	—	34,085,772	49,624,351	83,710,123
LifePath 2040 Fund	—	21,141,028	39,664,550	60,805,578
LifePath 2050 Fund	—	5,166,805	5,982,396	11,149,201

2012	Tax Exempt Income	Ordinary Income	Long- term Capital Gain	Total
Tax Advantaged Bond Fund	$11,183,093	$7,041	$7,190	$11,197,324
LifePath Retirement Fund	—	19,101,790	12,672,277	31,774,067
LifePath 2020 Fund	—	22,916,882	—	22,916,882
LifePath 2050 Fund	—	1,663,900	1,784,032	3,447,932

For the remaining Funds, the tax distributions of ordinary income were the same as the distributions from net investment income reflected in the Statement of Changes in Net Assets for the years ended December 31, 2013 and December 31, 2012.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

7.	Fees and Other Transactions with Affiliates

Investment Advisory and Management Services Agreement

The Trust has entered into an investment advisory and management services agreement with SFIMC, which serves as the Trust’s investment adviser and conducts the business and affairs of the Trust. Each Fund pays SFIMC an investment advisory and management services fee based upon that Fund’s average daily net assets. The fee is accrued daily and paid to SFIMC monthly. The rates for the Feeder Funds include the fee for BlackRock Fund Advisors (“BlackRock”) investment advisory services to the Master Portfolios.

Equity Fund	0.60%	Tax Advantaged Bond Fund	0.10%
Small/Mid Cap Equity Fund	0.80%	Money Market Fund	0.10%
International Equity Fund	0.80%	LifePath Retirement Fund	0.70%
S&P 500 Index Fund (a)	0.18%	LifePath 2020 Fund	0.70%
Small Cap Index Fund (b)	0.33%	LifePath 2030 Fund	0.70%
International Index Fund (b)	0.48%	LifePath 2040 Fund	0.70%
Equity and Bond Fund	None	LifePath 2050 Fund	0.70%
Bond Fund	0.10%

(a)    Through May 11, 2012, investment advisory and management services for the S&P 500 Index Fund were 0.20% of average daily net assets.

(b)    Through September 30, 2013, investment advisory and management services for the Small Cap Index Fund and International Index Fund were

0.35% and 0.50% of average daily net assets, respectively.

SFIMC does not receive an investment advisory and management services fee for performing its services for the Equity and Bond Fund. However, SFIMC receives investment advisory and management services fees from managing the underlying funds into which the Equity and Bond Fund invests. The Equity and Bond Fund pays no sales loads or similar compensation to SFIMC to acquire shares of each Fund in which it invests. Because the underlying funds have varied expenses and fee levels and the Equity and Bond Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the Equity and Bond Fund will vary.

SFIMC has engaged Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”) as the investment sub-advisers to provide day-to-day portfolio management for the Equity Fund; Bridgeway and Rainier Investment Management, LLC (“Rainier”) as the investment sub-advisers to provide day-to-day portfolio management for the Small/Mid Cap Equity Fund; Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”) as the investment sub-advisers to provide day-to-day portfolio management for the International Equity Fund; BlackRock as the investment sub-adviser to provide day-to-day portfolio management for the S&P 500 Index Fund; and Northern Trust Investments, Inc. (“Northern Trust”) as the investment sub-adviser to provide day-to-day portfolio management for the Small Cap Index Fund and International Index Fund.

In accordance with the investment objective of the Fund or Funds each sub-advises, Bridgeway, Westwood, Rainier, Marsico, Northern Cross, BlackRock, and Northern Trust determine which securities to buy and sell, select the brokers and dealers to effect the transactions, and negotiate commissions. Bridgeway’s, Westwood’s, Rainier’s, Marsico’s, Northern Cross’s, BlackRock’s, and Northern Trust’s sub-advisory fees for managing the respective portfolios are paid by SFIMC. No additional advisory fees are charged to the Funds for the services of the sub-advisers.

For the year ended December 31, 2013, the following fees were earned by Bridgeway, Westwood, Rainier, Marsico, Northern Cross, BlackRock and Northern Trust for providing sub-advisory services (although not all amounts indicated were paid during that period):

	Bridgeway	Westwood	Rainier	Marsico	Northern Cross	BlackRock	Northern Trust
Equity Fund	$824,048	$630,210	$—	$—	$—	$—	$—
Small/Mid Cap Equity Fund	716,779	—	667,769	—	—	—	—
International Equity Fund	—	—	—	336,953	390,666	—	—
S&P 500 Index Fund	—	—	—	—	—	147,633	—
Small Cap Index Fund	—	—	—	—	—	—	393,075
International Index Fund	—	—	—	—	—	—	259,760

Total Sub-Advisory Fees	$1,540,827	$630,210	$667,769	$336,953	$390,666	$147,633	$652,835

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Distribution and Shareholder Services Agreements

The Trust has entered into a distribution and service plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with State Farm VP Management Corp. (“VP Management Corp.”). Under terms of this plan, each Fund pays VP Management Corp. an annual fee based on a specified percentage of average daily net assets, up to the following amounts (not all Funds offer all classes shown):

	Class A	Class B	Legacy Class A	Legacy Class B	Class R-1	Class R-2
Small/Mid Cap Equity Fund (a)	0.25%	0.50%	0.25%	0.65%	0.50%	0.30%
International Equity Fund (b)	0.25%	0.60%	0.25%	0.65%	0.50%	0.30%
Small Cap Index Fund (c)	0.25%	0.00%	0.25%	0.65%	0.50%	0.30%
International Index Fund (d)	0.25%	0.45%	0.25%	0.65%	0.50%	0.30%
Equity and Bond Fund (e)	0.25%	0.65%	0.25%	0.65%	0.50%	0.30%
Bond Fund	0.25%	0.65%	0.25%	0.65%	0.50%	0.30%
Tax Advantaged Bond Fund	0.25%	0.65%	0.25%	0.65%
Money Market Fund	0.15%	0.55%	0.15%	0.55%	0.40%	0.20%
LifePath Retirement Fund (f)	0.25%	0.55%	0.25%	0.65%	0.50%	0.30%
All Other Funds	0.25%	0.95%	0.25%	0.65%	0.50%	0.30%

(a)       Through June 30, 2013, the distribution and service (12b-1) fees for the Small/Mid Cap Equity Fund Class B shares were 0.95% of average daily net assets. For the period July 1, 2013 through November 10, 2013, the distribution and service (12b-1) fees for the Small/Mid Cap Equity Fund Class B shares were 0.60% of average daily net assets.

(b)       Through December 31, 2012, the distribution and service (12b-1) fees for the International Equity Fund Class B shares were 0.95% of average daily net assets.

(c)       Through September 30, 2013, the distribution and service (12b-1) fees for Small Cap Index Fund Class B shares were 0.95% of average daily net assets. For the period October 1, 2013 through November 10, 2013, the distribution and service (12b-1) fees for the Small Cap Index Fund Class B shares were 0.65% of average daily net assets. For period November 11, 2013 through December 8, 2013, the distribution and service (12b-1) fees for the Small Cap Index Fund Class B shares were 0.45% of average daily net assets. Effective January 1, 2014, the distribution and service (12b-1) fees for Small Cap Index Fund Class B shares will increase to 0.45% of average daily net assets.

(d)       Through June 30, 2013, the distribution and service (12b-1) fees for the International Index Fund Class B shares were 0.95% of average daily net assets. For the period July 1, 2013 through November 10, 2013, the distribution and service (12b-1) fees for the International Index Fund Class B shares were 0.65% of average daily net assets.

(e)       Through June 30, 2013, the distribution and service (12b-1) fees for the Equity and Bond Fund Class B shares were 0.95% of average daily net assets.

(f)        Through April 4, 2012, the distribution and service (12b-1) fees for LifePath Retirement Fund Class B were 0.95% of average daily net assets. For the period April 5, 2012 through December 31, 2012, the distribution and service (12b-1) fees for the LifePath Retirement Fund Class B shares were 0.75% of average daily net assets.

The annual fee amount is payable to VP Management Corp. by each Fund only to the extent VP Management Corp. has incurred distribution expenses to be reimbursed. Any distribution expenses incurred by VP Management Corp. and not otherwise reimbursed by the Funds under the distribution plan can be carried forward and reimbursed in a later time period in amounts not to exceed the annual fee percentages outlined above. At December 31, 2013, VP Management Corp. had not been reimbursed for the following amounts (the TOTAL below is the cumulative amount of unreimbursed distribution expenses incurred since the commencement of operations of the Trust, although the total amount incurred by Fund depends upon the timing of commencement of the applicable section of the distribution plan for each such Fund and its classes):

Equity Fund	$9,368,194	Tax Advantaged Bond Fund	$15,144,329
Small/Mid Cap Equity Fund	9,360,449	Money Market Fund	14,506,366
International Equity Fund	6,631,360	LifePath Retirement Fund	17,702,085
S&P 500 Index Fund	30,737,517	LifePath 2020 Fund	37,108,021
Small Cap Index Fund	15,725,330	LifePath 2030 Fund	28,721,110
International Index Fund	10,661,014	LifePath 2040 Fund	19,749,778
Equity and Bond Fund	11,992,492	LifePath 2050 Fund	1,154,761

Bond Fund	18,352,411	TOTAL	$246,915,217

The Trust has a separate shareholder services agreement with SFIMC. Each Fund, except the Equity and Bond Fund, pays SFIMC a fee of 0.25% of average daily net assets of Class A, Class B, Legacy Class A, Legacy Class B and Institutional shares and, for the current year, 0.32% of Class R-1, Class R-2 and Class R-3 shares. The Equity and Bond Fund does not directly pay SFIMC any shareholder services fee for Class A, Class B, Legacy Class A, Legacy Class B or Institutional shares and, for the current year, directly pays 0.07% of average daily net assets of Class R-1, Class R-2 and Class R-3 shares. However, SFIMC receives a shareholder services fee from managing the Equity Fund and Bond Fund into which the Equity and Bond Fund invests. Additionally, SFIMC receives proceeds from the account fee imposed on certain shareholders of the Trust.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Expense Reduction Agreements

Effective May 1, 2013, for all Funds, SFIMC has contractually agreed to reimburse each Class if, and to the extent, the Class’s total annual operating expenses (for the Feeder Funds, this includes net expenses incurred at the Master Portfolio and Underlying Fund levels as applicable) exceed the percentage of each Class’s average daily net assets (“expense reimbursement threshold” or “ERT”) indicated in the table below. With respect to the Equity and Bond Fund, SFIMC has contractually agreed to reimburse all expenses directly incurred by each Class other than 12b-1 distribution fees, shareholder services fees directly incurred by the Fund and acquired fund fees and expenses. SFIMC may not discontinue these agreements to reimburse each class before April 30, 2014, without the consent of the Board. Through April 30, 2013, such arrangements were voluntary.

	Class A	Class B	Legacy Class A	Legacy Class B	Institutional	Class R-1	Class R-2	Class R-3
Equity Fund	1.20%	1.90%	1.20%	1.60%	0.95%	1.52%	1.32%	1.02%
Small/Mid Cap Equity Fund (a)	1.40%	1.65%	1.40%	1.80%	1.15%	1.72%	1.52%	1.22%
International Equity Fund (b)	1.50%	1.85%	1.50%	1.90%	1.25%	1.82%	1.62%	1.32%
S&P 500 Index Fund (c)	0.78%	1.48%	0.78%	1.18%	0.53%	1.10%	0.90%	0.60%
Small Cap Index Fund (d)(e)	0.93%	0.68%	0.93%	1.33%	0.68%	1.25%	1.05%	0.75%
International Index Fund (f)(g)	1.18%	1.38%	1.18%	1.58%	0.93%	1.50%	1.30%	1.00%
Equity and Bond Fund (h)	0.25%	0.65%	0.25%	0.65%	—	0.57%	0.37%	0.07%
Bond Fund	0.70%	1.10%	0.70%	1.10%	0.45%	1.02%	0.82%	0.52%
Tax Advantaged Bond Fund	0.70%	1.10%	0.70%	1.10%
Money Market Fund	0.60%	1.00%	0.60%	1.00%	0.45%	0.92%	0.72%	0.52%
LifePath Retirement Fund (i)(j)	1.23%	1.53%	1.23%	1.63%	0.98%	1.55%	1.35%	1.05%
LifePath 2020 Fund (k)	1.23%	1.93%	1.23%	1.63%	0.98%	1.55%	1.35%	1.05%
LifePath 2030 Fund (k)	1.23%	1.93%	1.23%	1.63%	0.98%	1.55%	1.35%	1.05%
LifePath 2040 Fund (k)	1.23%	1.93%	1.23%	1.63%	0.98%	1.55%	1.35%	1.05%
LifePath 2050 Fund (l)	1.23%					1.55%	1.35%

(a)       For the period July 1, 2013 through November 10, 2013, the ERT for Small/Mid Cap Equity Fund Class B was 1.75%. Through June 30, 2013, the ERT for Small/Mid Cap Equity Fund Class B was 2.10%

(b)       Through December 31, 2012, the ERT for International Equity Fund Class B was 2.20%.

(c)       Through May 11, 2012, the ERT for S&P 500 Index Fund Class A, Class B, Legacy Class A, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 was 0.80%, 1.50%, 0.80%, 1.20%, 0.55%, 1.12%, 0.92% and 0.62%, respectively.

(d)       Through September 30, 2013, the ERT for Small Cap Index Fund Class A, Legacy Class A, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 was 0.95%, 0.95%, 1.35%, 0.70%, 1.27%, 1.07% and 0.77%, respectively.

(e)       For the period November 11, 2013 through December 8, 2013, the ERT for Small Cap Index Fund Class B was 1.13%. For the period October 1, 2013 through November 10, 2013, the ERT for Small Cap Index Fund Class B was 1.33%. Through September 30, 2013, the ERT for Small Cap Index Fund Class B was 1.65%. Effective January 1, 2014, the ERT for Small Cap Index Fund Class B will increase to 1.13%.

(f)        Through September 30, 2013, the ERT for International Index Fund Class A, Legacy Class A, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 was 1.20%, 1.20%, 1.60%, 0.95%, 1.52%, 1.32% and 1.02%, respectively.

(g)       For the period October 1, 2013 through November 10, 2013, the ERT for International Index Fund Class B was 1.58%. For the period July 1, 2013 through September 30, 2013, the ERT for International Index Fund Class B was 1.60%. Through June 30, 2013, the ERT for International Index Fund Class B was 1.90%.

(h)       Through June 30, 2013, the ERT for the Equity and Bond Fund Class B was 0.95%.

(i)        Through September 30, 2012, the ERT for LifePath Retirement Fund Class A, Legacy Class A, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 was 1.30%, 1.30%, 1.70%, 1.05%, 1.62%, 1.42% and 1.12%, respectively.

(j)        For the period October 1, 2012 through December 31, 2012, the ERT for LifePath Retirement Fund Class B was 1.73%. For the period April 5, 2012 through Spetember 30, 2012, the ERT for LifePath Retirement Fund Class B was 1.80%. Through April 4, 2012, the ERT for LifePath Retirement Fund Class B was 2.00%.

(k)        Through September 30, 2012, the ERT for Class A, Class B, Legacy Class A, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3, in LifePath 2020 Fund, LifePath 2030 Fund and LifePath 2040 Fund was 1.30%, 2.00%, 1.30%, 1.70%, 1.05%, 1.62%, 1.42% and 1.12%, respectively.

(l)        Through September 30, 2012, the ERT for LifePath 2050 Fund Class A, Class R-1 and Class R-2 was 1.30%, 1.62% and 1.42%, respectively.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Effective October 1, 2012, SFIMC agreed to reimburse an additional 0.07% of each LifePath Fund’s average daily net assets on an annual basis. Effective May 1, 2013, SFIMC made this agreement contractual. SFIMC may not discountinue this agreement before April 30, 2014 without the consent of the Board. Through April 30, 2013, such arrangement was voluntary. This reimbursement is reflected in the expense reimbursement thresholds shown in the table above.

Beginning in late January 2009, the daily interest income on securities held by the Money Market Fund fell to a level below the amount of operating expenses incurred by the Money Market Fund. Since that time, SFIMC and VP Management Corp. have been voluntarily waiving portions of their fees in amounts necessary to keep the daily net investment income of the Money Market Fund from falling below zero. This arrangement is voluntary and may be eliminated by SFIMC or VP Management Corp. at any time.

SFIMC has agreed to reimburse the Bond Fund for a December 2013 transfer agent error of $109.

Through June 30, 2012, BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BlackRock, served as administrator to certain of the Underlying Funds. Effective July 1, 2012, BlackRock Advisors, LLC (“BAL”), an affiliate of BlackRock, replaced BTC as administrator.

BlackRock has contractually agreed to waive the investment advisory fees charged to the LifePath Master Portfolios in an amount equal to the advisory fees and administration fees, if any, received by BlackRock, BAL or previously BTC, from each investment company in which the Master Portfolios and Underlying Master Portfolios invest through April 30, 2014.

BlackRock has also contractually agreed to provide an offsetting credit against the investment advisory fees BlackRock receives from the LifePath Master Portfolios in an amount equal to the fees and expenses of the MIP independent trustees, counsel to such trustees, and independent registered public accounting firm (“independent expenses”) that are paid by the LifePath Master Portfolios through April 30, 2023. BAL has contractually agreed to provide and previously BTC provided an offsetting credit against the administration fees paid by the Active Stock Master Portfolio to BAL and previously BTC in an amount equal to the independent expenses that are paid by this Underlying Fund through April 30, 2014. Effective December 28, 2012, BAL has contractually agreed to provide and previously BlackRock provided an offsetting credit against the investment advisory fees paid by the CoreAlpha Bond Master Portfolio in an amount equal to the independent expenses paid by this Underlying Fund through April 30, 2014.

BlackRock, BAL and previously BTC may not discontinue or modify this contractual waiver or these offsetting credits without the approval of the Board of Trustees of the Master Portfolios.

BAL has agreed to voluntarily waive and previously BTC waived a portion of its administration fees payable by the Active Stock Master Portfolio in an amount sufficient to maintain the investment advisory fees of the LifePath Master Portfolios, which are not to exceed 0.35% of the average daily net assets of each LifePath Master Portfolio. This arrangement is voluntary and may be terminated at any time.

Related Party Disclosure

As of December 31, 2013, State Farm Mutual Automobile Insurance Company (“Auto Company”), the parent company of SFIMC, owned more than 10% of the outstanding shares of each Class of the following Funds:

	Class A	Class B	Legacy Class A	Legacy Class B	Institutional	Class R-1	Class R-2	Class R-3
Small/Mid Cap Equity Fund	13.96%	77.99%	24.08%	55.84%	—	37.45%	13.49%	51.33%
International Equity Fund	23.48%	88.31%	41.49%	82.59%	19.31%	46.57%	23.50%	63.76%
S&P 500 Index Fund	—	16.22%	—	—	—	19.99%	—	46.33%
Small Cap Index Fund	12.63%	75.15%	16.96%	58.69%	—	32.73%	15.40%	55.97%
International Index Fund	13.94%	78.16%	23.80%	68.50%	—	37.36%	18.48%	61.15%
Equity and Bond Fund	12.20%	79.04%	13.95%	62.60%	—	42.77%	20.65%	75.23%
Bond Fund	—	45.80%	—	—	—	28.34%	12.78%	58.67%
Tax Advantaged Bond Fund	—	51.67%	37.90%	42.89%
LifePath 2050 Fund	—					23.53%	14.39%

On January 9, 2014, Auto Company redeemed all of its outstanding shares from S&P 500 Index Fund Class R-1 and Class R-3. On February 11, 2014, Auto Company redeemed all of its outstanding shares from S&P 500 Index Class B.

Line of Credit

Auto Company, the parent company of SFIMC, has entered into a Line of Credit Agreement with the Trust. Under that agreement, a Fund may request and Auto Company, in its complete discretion, may lend money to a Fund for up to 30 days on an unsecured basis. The S&P 500 Index Fund, Small Cap Index Fund and International Index Fund may not borrow money from Auto Company under the agreement. Auto Company will not lend more than $50 million at any one time to the Funds and to the other mutual funds advised by SFIMC. Under the agreement, a Fund will pay interest to Auto Company on any

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

outstanding loan at a benchmark interest rate that approximates the rate that creditworthy corporate issuers pay on short-term commercial paper. The Funds did not borrow under the Line of Credit Agreement during the year ended December 31, 2013.

Officers and Trustees

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees.

8.	Investment Transactions

For the year ended December 31, 2013, investment transactions (exclusive of short-term instruments) were as follows:

	Purchases (excluding U.S. Government Obligations)	Sales (excluding U.S. Government Obligations)	Purchases of U.S. Government Obligations	Sales of U.S. Government Obligations
Equity Fund	$252,943,518	$248,688,336	$—	$—
Small/Mid Cap Equity Fund	269,971,020	268,418,310	—	—
International Equity Fund	98,787,253	97,897,384	—	—
S&P 500 Index Fund	60,586,300	21,611,130	—	—
Small Cap Index Fund	62,889,028	51,915,930	—	—
International Index Fund	13,584,468	2,939,445	—	—
Equity and Bond Fund	22,200,000	—	—	—
Bond Fund	164,381,629	60,870,301	—	87,080,625
Tax Advantaged Bond Fund	74,231,658	104,511,770	—	—

9.	Fund Share Transactions

At December 31, 2013, the Funds were authorized to issue an unlimited number of shares (no par value) in an unlimited number of classes. Proceeds and payments on Fund shares as shown in the Statements of Changes in Net Assets are in respect of the following number of shares and dollars by class:

Year ended December 31, 2013:

	Class A Dollar Amounts				Class A Share Amounts
2013	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$28,164,124	$381,222	$16,373,464	$12,171,882	3,694,111	44,945	2,092,601	1,646,455
Small/Mid Cap Equity Fund	22,236,215	6,588,623	10,216,327	18,608,511	1,807,997	520,018	820,383	1,507,632
International Equity Fund	9,946,767	328,773	4,638,269	5,637,271	948,909	28,840	436,398	541,351
S&P 500 Index Fund	92,873,872	3,073,893	30,455,718	65,492,047	7,455,740	224,703	2,459,591	5,220,852
Small Cap Index Fund	23,890,002	3,748,674	9,323,619	18,315,057	1,574,079	227,196	611,897	1,189,378
International Index Fund	17,714,832	997,154	7,412,172	11,299,814	1,530,272	79,902	642,787	967,387
Equity and Bond Fund	29,446,842	780,229	9,480,321	20,746,750	3,102,217	79,337	1,000,491	2,181,063
Bond Fund	99,732,394	11,259,512	120,473,813	(9,481,907)	8,676,372	996,762	10,652,577	(979,443)
Tax Advantaged Bond Fund	127,326,976	10,249,740	171,330,394	(33,753,678)	10,858,104	892,389	15,114,410	(3,363,917)
Money Market Fund	320,261,409	—	275,888,281	44,373,128	320,261,409	—	275,888,281	44,373,128
LifePath Retirement Fund	228,622,019	26,444,245	92,368,095	162,698,169	18,380,628	2,140,612	7,418,736	13,102,504
LifePath 2020 Fund	295,676,248	49,228,964	110,818,972	234,086,240	20,428,485	3,406,838	7,633,621	16,201,702
LifePath 2030 Fund	259,729,898	48,562,299	89,417,246	218,874,951	17,200,870	3,178,182	5,910,352	14,468,700
LifePath 2040 Fund	154,617,025	30,056,304	58,094,154	126,579,175	9,931,352	1,879,686	3,726,204	8,084,834
LifePath 2050 Fund	62,235,280	10,349,183	20,009,523	52,574,940	5,914,825	959,206	1,884,815	4,989,216

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class B Dollar Amounts				Class B Share Amounts
2013	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$464,005	$—	$4,093,032	$(3,629,027)	61,365	—	513,789	(452,424)
Small/Mid Cap Equity Fund	438,090	295,046	251,654	481,482	37,335	24,587	21,194	40,728
International Equity Fund	149,091	9,185	106,951	51,325	14,288	817	10,216	4,889
S&P 500 Index Fund	1,599,868	39,248	10,827,725	(9,188,609)	129,971	2,854	919,946	(787,121)
Small Cap Index Fund	497,124	166,637	319,855	343,906	33,923	10,280	21,453	22,750
International Index Fund	301,625	32,307	267,026	66,906	26,421	2,587	23,300	5,708
Equity and Bond Fund	765,951	16,894	172,455	610,390	81,275	1,685	18,303	64,657
Bond Fund	1,403,608	188,194	1,294,940	296,862	122,111	16,701	114,178	24,634
Tax Advantaged Bond Fund	757,505	75,666	740,270	92,901	64,849	6,602	65,038	6,413
Money Market Fund	266,667	—	2,728,252	(2,461,585)	266,667	—	2,728,252	(2,461,585)
LifePath Retirement Fund	2,055,115	483,007	1,482,206	1,055,916	164,245	38,851	118,653	84,443
LifePath 2020 Fund	4,999,012	1,430,653	3,179,317	3,250,348	348,486	99,628	221,282	226,832
LifePath 2030 Fund	6,628,224	1,940,288	3,780,809	4,787,703	442,657	127,651	253,080	317,228
LifePath 2040 Fund	6,062,534	1,911,323	3,918,899	4,054,958	392,713	120,183	253,645	259,251

	Legacy Class A Dollar Amounts				Legacy Class A Share Amounts
2013	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$8,105,440	$409,073	$10,502,798	$(1,988,285)	1,036,451	46,432	1,332,687	(249,804)
Small/Mid Cap Equity Fund	6,563,015	7,215,683	7,161,151	6,617,547	542,736	580,973	593,458	530,251
International Equity Fund	2,252,908	301,038	3,014,539	(460,593)	213,044	26,155	283,719	(44,520)
S&P 500 Index Fund	33,293,921	4,524,739	40,745,717	(2,927,057)	2,691,525	329,078	3,259,398	(238,795)
Small Cap Index Fund	12,501,466	8,220,116	16,741,602	3,979,980	847,386	502,761	1,123,945	226,202
International Index Fund	6,668,447	1,243,335	8,152,727	(240,945)	582,964	99,786	704,890	(22,140)
Equity and Bond Fund	8,491,650	978,315	10,086,233	(616,268)	895,058	98,874	1,056,013	(62,081)
Bond Fund	13,085,921	4,360,612	29,569,250	(12,122,717)	1,141,638	385,657	2,601,779	(1,074,484)
Tax Advantaged Bond Fund	4,425,114	1,168,720	10,323,219	(4,729,385)	382,015	101,889	907,088	(423,184)
Money Market Fund	34,588,308	—	38,992,322	(4,404,014)	34,588,308	—	38,992,322	(4,404,014)
LifePath Retirement Fund	29,477,449	11,343,990	39,503,821	1,317,618	2,324,585	899,014	3,108,529	115,070
LifePath 2020 Fund	43,907,491	21,481,724	45,969,923	19,419,292	3,046,017	1,491,785	3,185,965	1,351,837
LifePath 2030 Fund	40,049,536	17,728,493	34,782,629	22,995,400	2,656,914	1,159,482	2,305,217	1,511,179
LifePath 2040 Fund	30,997,593	12,819,280	27,084,138	16,732,735	1,992,504	799,697	1,735,713	1,056,488

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Legacy Class B Dollar Amounts				Legacy Class B Share Amounts
2013	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$674,025	$—	$3,304,517	$(2,630,492)	85,818	—	427,729	(341,911)
Small/Mid Cap Equity Fund	342,070	633,012	2,123,623	(1,148,541)	30,064	54,289	187,613	(103,260)
International Equity Fund	93,154	12,867	968,956	(862,935)	8,921	1,133	93,405	(83,351)
S&P 500 Index Fund	1,944,168	232,356	15,551,148	(13,374,624)	156,918	16,786	1,261,640	(1,087,936)
Small Cap Index Fund	690,833	643,037	5,954,444	(4,620,574)	47,801	40,115	419,796	(331,880)
International Index Fund	287,644	69,804	3,355,424	(2,997,976)	25,153	5,575	293,860	(263,132)
Equity and Bond Fund	554,842	69,012	3,501,341	(2,877,487)	58,436	6,912	369,654	(304,306)
Bond Fund	502,476	255,247	15,390,728	(14,633,005)	43,789	22,528	1,324,257	(1,257,940)
Tax Advantaged Bond Fund	34,245	19,126	15,651,924	(15,598,553)	3,003	1,662	1,316,198	(1,311,533)
Money Market Fund	1,359,947	—	4,597,968	(3,238,021)	1,359,947	—	4,597,967	(3,238,020)
LifePath Retirement Fund	1,172,135	544,618	10,682,493	(8,965,740)	92,138	42,993	838,949	(703,818)
LifePath 2020 Fund	2,101,034	1,478,740	18,688,371	(15,108,597)	145,945	102,335	1,298,252	(1,049,972)
LifePath 2030 Fund	2,050,822	1,415,256	17,337,111	(13,871,033)	137,161	92,500	1,154,816	(925,155)
LifePath 2040 Fund	1,746,620	1,305,610	12,049,207	(8,996,977)	112,621	81,347	776,457	(582,489)

	Institutional Shares Dollar Amounts				Institutional Shares Share Amounts
2013	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$5,518,469	$286,710	$3,138,005	$2,667,174	728,463	33,693	409,358	352,798
Small/Mid Cap Equity Fund	7,148,767	3,986,456	5,381,309	5,753,914	569,758	308,549	429,746	448,561
International Equity Fund	2,962,627	202,402	2,812,061	352,968	278,827	17,600	266,243	30,184
S&P 500 Index Fund	21,899,956	1,580,210	14,314,003	9,166,163	1,756,571	114,590	1,143,633	727,528
Small Cap Index Fund	10,878,385	3,797,437	7,231,758	7,444,064	719,544	228,897	471,403	477,038
International Index Fund	5,702,743	751,604	3,625,787	2,828,560	492,447	60,125	313,970	238,602
Equity and Bond Fund	4,556,102	327,691	3,277,677	1,606,116	482,193	33,465	350,620	165,038
Bond Fund	55,047,035	3,352,855	35,790,744	22,609,146	4,846,746	296,968	3,174,274	1,969,440
Money Market Fund	66,820,078	1,226	67,119,289	(297,985)	66,820,078	1,226	67,119,289	(297,985)
LifePath Retirement Fund	20,222,994	3,807,975	13,835,991	10,194,978	1,591,921	301,801	1,091,104	802,618
LifePath 2020 Fund	28,384,253	8,848,580	16,983,375	20,249,458	1,954,955	610,670	1,170,705	1,394,920
LifePath 2030 Fund	33,161,385	10,359,615	16,874,373	26,646,627	2,190,811	674,456	1,111,855	1,753,412
LifePath 2040 Fund	38,936,946	11,824,615	19,036,288	31,725,273	2,495,412	734,019	1,208,246	2,021,185

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-1 Dollar Amounts				Class R-1 Share Amounts
2013	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$1,356,083	$—	$2,759,488	$(1,403,405)	185,622	—	354,445	(168,823)
Small/Mid Cap Equity Fund	850,699	222,308	1,237,935	(164,928)	72,665	18,312	104,877	(13,900)
International Equity Fund	709,823	11,750	739,332	(17,759)	68,067	1,036	69,855	(752)
S&P 500 Index Fund	2,361,893	50,781	2,732,231	(319,557)	193,466	3,696	218,228	(21,066)
Small Cap Index Fund	804,751	131,572	909,412	26,911	53,818	7,993	62,459	(648)
International Index Fund	643,502	30,528	1,028,699	(354,669)	55,552	2,444	88,645	(30,649)
Equity and Bond Fund	544,163	12,018	1,027,440	(471,259)	58,798	1,234	110,275	(50,243)
Bond Fund	1,335,086	89,877	1,858,900	(433,937)	116,143	7,956	163,757	(39,658)
Money Market Fund	2,289,326	—	3,340,565	(1,051,239)	2,289,326	—	3,340,565	(1,051,239)
LifePath Retirement Fund	2,970,611	235,317	2,772,460	433,468	237,856	18,976	221,776	35,056
LifePath 2020 Fund	6,781,552	817,969	7,158,611	440,910	470,729	56,843	497,587	29,985
LifePath 2030 Fund	10,185,152	1,241,526	7,804,056	3,622,622	682,828	81,679	523,806	240,701
LifePath 2040 Fund	7,567,513	906,743	7,056,962	1,417,294	488,765	56,956	453,872	91,849
LifePath 2050 Fund	2,016,807	204,097	1,505,369	715,535	192,954	18,846	144,437	67,363

	Class R-2 Dollar Amounts				Class R-2 Share Amounts
2013	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$4,177,015	$37,122	$5,769,191	$(1,555,054)	550,133	4,388	774,984	(220,463)
Small/Mid Cap Equity Fund	3,417,561	896,636	4,629,373	(315,176)	285,497	72,368	396,197	(38,332)
International Equity Fund	1,692,331	41,180	2,622,288	(888,777)	160,919	3,615	254,042	(89,508)
S&P 500 Index Fund	6,506,877	187,824	7,301,267	(606,566)	522,057	13,750	608,655	(72,848)
Small Cap Index Fund	2,947,045	367,549	3,191,814	122,780	196,238	22,289	218,171	356
International Index Fund	2,414,687	95,974	2,961,405	(450,744)	208,416	7,703	262,588	(46,469)
Equity and Bond Fund	1,910,065	47,146	1,975,501	(18,290)	207,656	4,848	210,690	1,814
Bond Fund	3,550,018	223,579	3,678,601	94,996	308,618	19,835	320,197	8,256
Money Market Fund	8,526,678	—	11,586,000	(3,059,322)	8,526,678	—	11,586,000	(3,059,322)
LifePath Retirement Fund	10,827,256	776,381	11,070,138	533,499	852,362	61,380	873,981	39,761
LifePath 2020 Fund	17,777,855	2,194,233	17,215,557	2,756,531	1,238,991	152,377	1,200,595	190,773
LifePath 2030 Fund	18,382,718	2,126,568	21,986,206	(1,476,920)	1,232,953	139,356	1,483,893	(111,584)
LifePath 2040 Fund	14,025,233	1,713,299	15,532,747	205,785	907,403	107,148	1,015,858	(1,307)
LifePath 2050 Fund	6,283,436	376,519	4,859,374	1,800,581	611,913	34,734	455,816	190,831

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-3 Dollar Amounts				Class R-3 Share Amounts
2013	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$512,757	$11,898	$1,277,759	$(753,104)	66,887	1,398	154,924	(86,639)
Small/Mid Cap Equity Fund	415,525	131,920	197,565	349,880	31,664	10,306	14,822	27,148
International Equity Fund	93,603	9,173	108,374	(5,598)	8,865	798	9,527	136
S&P 500 Index Fund	579,186	25,826	340,519	264,493	44,885	1,876	27,086	19,675
Small Cap Index Fund	104,188	54,123	125,918	32,393	6,962	3,260	8,494	1,728
International Index Fund	119,082	15,944	98,975	36,051	10,415	1,273	8,612	3,076
Equity and Bond Fund	40,162	4,715	137,706	(92,829)	4,285	487	14,936	(10,164)
Bond Fund	225,199	32,950	528,506	(270,357)	19,609	2,909	47,346	(24,828)
Money Market Fund	919,756	46	1,626,948	(707,146)	919,756	46	1,626,948	(707,146)
LifePath Retirement Fund	183,300	72,768	143,598	112,470	14,515	5,773	11,119	9,169
LifePath 2020 Fund	940,430	146,774	1,076,096	11,108	66,142	10,150	73,185	3,107
LifePath 2030 Fund	1,217,075	194,665	1,529,432	(117,692)	81,363	12,665	98,203	(4,175)
LifePath 2040 Fund	864,376	182,462	834,022	212,816	55,220	11,222	52,415	14,027

The following reflects the conversion of shares between classes (reflected as Sales and Redemptions) for the Year ended December 31, 2013.

Fund	Class A Dollar Amounts from Class B	Class A Share Amounts from Class B	Class A Dollar Amounts from Class R-2	Class A Share Amounts from Class R-2	Legacy Class A Dollar Amounts from Legacy Class B	Legacy Class A Share Amounts from Legacy Class B	Class R-2 Dollar Amounts from Class R-1	Class R-2 Share Amounts from Class R-1
Equity Fund	$144	17	$2,821,805	393,009	$2,211,015	285,767	$172,080	23,814
Small/Mid Cap Equity Fund	1,684	138	2,460,290	209,208	1,529,175	128,230	273,096	23,089
International Equity Fund	507	48	1,387,949	135,146	639,568	60,749	85,507	8,063
S&P 500 Index Fund	3,955	319	3,531,774	300,321	11,685,166	952,088	500,687	42,805
Small Cap Index Fund	198	12	1,349,874	95,129	4,317,799	297,744	289,468	20,528
International Index Fund	377	34	1,524,559	136,243	2,537,758	222,775	262,902	23,253
Equity and Bond Fund	679	72	852,700	93,089	2,543,439	268,966	492,779	54,315
Bond Fund	747	66	1,836,912	157,810	3,811,375	331,393	601,920	51,710
Tax Advantaged Bond Fund	—	—	—	—	516,898	45,102	—	—
Money Market Fund	—	—	3,687,732	3,687,732	1,108,412	1,108,410	638,398	638,398
LifePath Retirement Fund	13,431	1,082	5,149,121	413,584	8,346,260	657,382	1,043,102	82,106
LifePath 2020 Fund	1,568	107	8,435,849	589,096	15,011,241	1,041,958	2,203,372	154,479
LifePath 2030 Fund	10,473	694	11,735,844	793,499	13,613,617	904,771	3,515,906	237,878
LifePath 2040 Fund	32,778	2,116	8,187,058	540,043	9,052,669	581,909	2,455,008	158,844
LifePath 2050 Fund	—	—	1,610,685	158,376	—	—	577,151	55,648

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Year ended December 31, 2012:

	Class A Dollar Amounts				Class A Share Amounts
2012	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$15,558,731	$496,900	$7,514,982	$8,540,649	2,459,837	75,288	1,194,853	1,340,272
Small/Mid Cap Equity Fund	10,243,000	—	5,922,524	4,320,476	1,033,996	—	602,274	431,722
International Equity Fund	6,023,291	—	3,854,552	2,168,739	659,362	—	426,700	232,662
S&P 500 Index Fund	42,176,597	2,080,932	21,590,945	22,666,584	4,125,865	197,605	2,068,861	2,254,609
Small Cap Index Fund	10,956,772	1,377,625	7,495,842	4,838,555	883,182	111,188	604,871	389,499
International Index Fund	8,985,980	876,288	6,677,762	3,184,506	914,405	83,139	679,120	318,424
Equity and Bond Fund	13,852,658	666,269	6,987,453	7,531,474	1,629,225	77,664	822,800	884,089
Bond Fund	186,222,659	7,022,979	36,182,029	157,063,609	15,839,120	596,071	3,079,764	13,355,427
Tax Advantaged Bond Fund	266,531,419	7,049,126	37,788,780	235,791,765	22,463,173	592,687	3,184,802	19,871,058
Money Market Fund	194,392,944	—	181,319,980	13,072,964	194,392,944	—	181,319,979	13,072,965
LifePath Retirement Fund	154,676,920	16,884,499	56,234,188	115,327,231	12,660,306	1,384,107	4,606,846	9,437,567
LifePath 2020 Fund	204,786,957	11,991,328	75,988,464	140,789,821	15,029,172	862,042	5,582,369	10,308,845
LifePath 2030 Fund	177,876,842	9,848,368	69,766,937	117,958,273	12,874,123	692,558	5,060,066	8,506,615
LifePath 2040 Fund	108,299,197	6,200,036	44,534,145	69,965,088	7,753,641	428,704	3,189,053	4,993,292
LifePath 2050 Fund	42,090,073	3,175,923	11,278,207	33,987,789	4,460,756	329,870	1,199,960	3,590,666

	Class B Dollar Amounts				Class B Share Amounts
2012	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$374,155	$6,690	$211,158	$169,687	59,409	1,015	33,841	26,583
Small/Mid Cap Equity Fund	362,194	—	304,570	57,624	37,971	—	32,118	5,853
International Equity Fund	151,256	—	94,002	57,254	16,778	—	10,517	6,261
S&P 500 Index Fund	1,053,912	56,976	751,948	358,940	116,403	5,385	72,040	49,748
Small Cap Index Fund	339,311	63,396	371,365	31,342	27,941	5,192	30,500	2,633
International Index Fund	262,101	34,803	278,269	18,635	26,478	3,299	28,286	1,491
Equity and Bond Fund	437,106	15,812	173,726	279,192	51,563	1,831	20,440	32,954
Bond Fund	1,981,449	128,384	725,912	1,383,921	168,994	10,911	61,811	118,094
Tax Advantaged Bond Fund	1,673,608	52,242	182,923	1,542,927	141,120	4,396	15,424	130,092
Money Market Fund	287,978	—	368,770	(80,792)	287,978	—	368,770	(80,792)
LifePath Retirement Fund	1,790,095	350,183	1,492,652	647,626	146,190	28,555	121,202	53,543
LifePath 2020 Fund	4,779,283	284,869	2,809,916	2,254,236	354,769	20,614	208,575	166,808
LifePath 2030 Fund	6,205,235	293,238	3,486,666	3,011,807	453,070	20,708	255,118	218,660
LifePath 2040 Fund	6,245,070	304,194	3,647,196	2,902,068	451,442	21,110	264,100	208,452

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Legacy Class A Dollar Amounts				Legacy Class A Share Amounts
2012	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$7,485,497	$724,794	$8,865,314	$(655,023)	1,148,668	105,654	1,361,845	(107,523)
Small/Mid Cap Equity Fund	5,537,350	—	6,646,562	(1,109,212)	569,282	—	683,053	(113,771)
International Equity Fund	2,245,687	—	3,429,309	(1,183,622)	244,146	—	375,856	(131,710)
S&P 500 Index Fund	29,901,718	4,363,457	36,237,971	(1,972,796)	3,127,402	412,406	3,468,382	71,426
Small Cap Index Fund	12,218,102	3,977,668	15,720,489	475,281	996,534	323,907	1,284,166	36,275
International Index Fund	5,931,840	1,398,309	8,869,548	(1,539,399)	602,950	132,921	900,812	(164,941)
Equity and Bond Fund	7,422,941	1,195,449	8,345,823	272,567	869,717	138,192	975,604	32,305
Bond Fund	22,266,060	3,667,802	16,682,392	9,251,470	1,895,254	311,385	1,419,594	787,045
Tax Advantaged Bond Fund	15,867,439	1,226,089	5,089,122	12,004,406	1,341,362	103,384	429,556	1,015,190
Money Market Fund	31,559,472	—	36,673,914	(5,114,442)	31,559,472	—	36,673,914	(5,114,442)
LifePath Retirement Fund	30,548,822	9,688,195	33,103,389	7,133,628	2,452,361	778,507	2,660,799	570,069
LifePath 2020 Fund	43,806,459	6,450,585	39,402,872	10,854,172	3,233,187	465,416	2,909,214	789,389
LifePath 2030 Fund	33,990,586	4,338,543	28,291,160	10,037,969	2,465,358	304,885	2,050,684	719,559
LifePath 2040 Fund	24,909,040	3,133,575	23,279,951	4,762,664	1,783,839	216,098	1,663,710	336,227

	Legacy Class B Dollar Amounts				Legacy Class B Share Amounts
2012	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$646,468	$42,107	$4,126,707	$(3,438,132)	99,908	6,156	638,944	(532,880)
Small/Mid Cap Equity Fund	514,799	—	3,124,313	(2,609,514)	57,045	—	340,822	(283,777)
International Equity Fund	107,320	—	1,170,333	(1,063,013)	11,881	—	128,863	(116,982)
S&P 500 Index Fund	1,839,297	336,146	21,080,597	(18,905,154)	217,125	31,593	2,020,088	(1,771,370)
Small Cap Index Fund	1,136,335	410,308	8,289,486	(6,742,843)	97,294	34,022	691,961	(560,645)
International Index Fund	349,968	134,694	3,663,629	(3,178,967)	35,675	12,743	372,618	(324,200)
Equity and Bond Fund	780,368	126,671	4,672,485	(3,765,446)	91,377	14,583	547,691	(441,731)
Bond Fund	1,365,890	330,986	17,487,506	(15,790,630)	116,251	28,111	1,481,347	(1,336,985)
Tax Advantaged Bond Fund	397,698	25,186	10,393,610	(9,970,726)	33,653	2,124	859,117	(823,340)
Money Market Fund	2,142,589	—	4,589,297	(2,446,708)	2,142,589	—	4,589,296	(2,446,707)
LifePath Retirement Fund	1,525,247	755,376	15,182,274	(12,901,651)	122,611	60,543	1,218,782	(1,035,628)
LifePath 2020 Fund	2,396,690	493,800	23,471,190	(20,580,700)	177,386	35,576	1,739,787	(1,526,825)
LifePath 2030 Fund	2,441,959	387,166	17,072,455	(14,243,330)	177,865	27,246	1,244,708	(1,039,597)
LifePath 2040 Fund	2,214,871	339,148	11,715,751	(9,161,732)	159,603	23,389	840,078	(657,086)

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Institutional Shares Dollar Amounts				Institutional Shares Share Amounts
2012	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$7,173,423	$374,514	$4,070,952	$3,476,985	1,149,415	56,573	637,675	568,313
Small/Mid Cap Equity Fund	4,986,601	—	3,372,471	1,614,130	496,810	—	334,471	162,339
International Equity Fund	2,263,495	—	1,451,615	811,880	249,133	—	158,493	90,640
S&P 500 Index Fund	12,730,856	1,344,661	10,054,199	4,021,318	1,288,075	126,754	949,832	464,997
Small Cap Index Fund	5,432,278	1,728,266	6,261,334	899,210	436,653	138,824	502,447	73,030
International Index Fund	3,521,245	765,197	3,819,127	467,315	356,526	72,529	388,154	40,901
Equity and Bond Fund	4,821,510	349,453	2,779,995	2,390,968	566,817	40,760	327,641	279,936
Bond Fund	49,458,570	2,378,338	17,638,022	34,198,886	4,210,308	202,039	1,498,099	2,914,248
Money Market Fund	59,395,984	464	51,847,918	7,548,530	59,395,984	464	51,847,917	7,548,531
LifePath Retirement Fund	19,935,745	2,911,947	11,856,861	10,990,831	1,598,465	234,083	952,611	879,937
LifePath 2020 Fund	25,114,435	2,689,632	19,059,471	8,744,596	1,844,626	193,083	1,387,331	650,378
LifePath 2030 Fund	26,677,518	2,607,375	15,303,296	13,981,597	1,920,247	182,485	1,100,475	1,002,257
LifePath 2040 Fund	32,192,876	2,949,102	18,277,162	16,864,816	2,290,857	202,581	1,298,327	1,195,111

	Class R-1 Dollar Amounts				Class R-1 Share Amounts
2012	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$1,032,279	$13,495	$924,491	$121,283	161,998	2,045	146,717	17,326
Small/Mid Cap Equity Fund	763,503	—	1,021,828	(258,325)	79,971	—	106,207	(26,236)
International Equity Fund	496,752	—	778,080	(281,328)	54,625	—	85,334	(30,709)
S&P 500 Index Fund	1,828,365	55,536	2,332,815	(448,914)	181,725	5,254	222,941	(35,962)
Small Cap Index Fund	861,497	61,422	761,263	161,656	69,473	4,965	61,823	12,615
International Index Fund	859,442	42,821	983,724	(81,461)	87,171	4,063	100,616	(9,382)
Equity and Bond Fund	524,628	21,981	442,662	103,947	62,432	2,590	52,680	12,342
Bond Fund	1,786,105	65,735	1,370,824	481,016	152,243	5,584	117,076	40,751
Money Market Fund	2,581,316	—	2,515,841	65,475	2,581,316	—	2,515,841	65,475
LifePath Retirement Fund	2,318,887	188,872	2,192,597	315,162	189,118	15,438	178,693	25,863
LifePath 2020 Fund	7,074,176	226,720	5,163,090	2,137,806	522,986	16,381	380,435	158,932
LifePath 2030 Fund	7,778,133	237,504	6,405,905	1,609,732	564,519	16,773	463,170	118,122
LifePath 2040 Fund	5,535,519	190,994	4,299,426	1,427,087	397,298	13,263	308,607	101,954
LifePath 2050 Fund	1,374,116	69,003	748,867	694,252	145,473	7,143	79,415	73,201

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-2 Dollar Amounts				Class R-2 Share Amounts
2012	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$2,836,847	$81,657	$1,624,253	$1,294,251	444,037	12,391	254,806	201,622
Small/Mid Cap Equity Fund	3,287,465	—	1,830,316	1,457,149	338,897	—	185,650	153,247
International Equity Fund	1,715,878	—	1,437,049	278,829	188,449	—	154,854	33,595
S&P 500 Index Fund	5,401,170	187,939	5,096,216	492,893	527,972	17,865	486,375	59,462
Small Cap Index Fund	1,795,728	177,541	1,509,734	463,535	145,203	14,329	121,673	37,859
International Index Fund	2,087,558	117,711	2,067,236	138,033	215,786	11,189	209,586	17,389
Equity and Bond Fund	1,946,870	54,634	1,458,106	543,398	233,330	6,443	171,289	68,484
Bond Fund	3,965,510	171,497	2,342,391	1,794,616	338,583	14,572	199,891	153,264
Money Market Fund	7,808,226	—	6,147,567	1,660,659	7,808,226	—	6,147,567	1,660,659
LifePath Retirement Fund	8,197,673	647,053	7,030,042	1,814,684	655,494	51,867	561,873	145,488
LifePath 2020 Fund	15,980,177	637,111	9,026,501	7,590,787	1,171,575	45,968	659,003	558,540
LifePath 2030 Fund	16,221,955	574,929	5,880,659	10,916,225	1,175,530	40,488	421,815	794,203
LifePath 2040 Fund	10,730,675	434,423	6,482,750	4,682,348	768,542	30,043	458,090	340,495
LifePath 2050 Fund	2,222,905	116,134	728,593	1,610,446	236,208	12,022	78,655	169,575

	Class R-3 Dollar Amounts				Class R-3 Share Amounts
2012	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$330,608	$15,721	$145,799	$200,530	52,508	2,375	23,538	31,345
Small/Mid Cap Equity Fund	203,334	—	80,927	122,407	20,138	—	8,176	11,962
International Equity Fund	137,016	—	145,573	(8,557)	15,190	—	16,299	(1,109)
S&P 500 Index Fund	406,849	19,391	182,758	243,482	41,727	1,829	17,648	25,908
Small Cap Index Fund	221,573	26,749	99,558	148,764	17,642	2,148	8,180	11,610
International Index Fund	174,574	16,763	68,365	122,972	17,382	1,587	7,097	11,872
Equity and Bond Fund	70,715	7,143	59,405	18,453	8,542	842	7,028	2,356
Bond Fund	461,719	27,871	206,561	283,029	39,358	2,366	17,564	24,160
Money Market Fund	897,589	16	1,181,022	(283,417)	897,589	16	1,181,022	(283,417)
LifePath Retirement Fund	578,524	58,114	710,702	(74,064)	47,279	4,676	57,163	(5,208)
LifePath 2020 Fund	1,254,504	47,426	1,552,693	(250,763)	94,599	3,412	115,021	(17,010)
LifePath 2030 Fund	720,770	55,998	529,814	246,954	52,422	3,919	37,731	18,610
LifePath 2040 Fund	886,484	42,873	670,791	258,566	61,835	2,917	46,631	18,121

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The following reflects the conversion of Class B, Legacy Class B and Class R-1 shares (reflected as Redemptions) into Class A, Legacy Class A and Class R-2 shares (reflected as Sales), respectively, for the year ended December 31, 2012.

Fund	Class A Dollar Amounts	Class A Share Amounts	Legacy Class A Dollar Amounts	Legacy Class A Share Amounts	Class R-2 Dollar Amounts	Class R-2 Share Amounts
Equity Fund	$—	—	$3,027,401	465,362	$549,001	86,651
Small/Mid Cap Equity Fund	1,469	148	2,039,328	210,518	648,787	66,015
International Equity Fund	610	67	773,058	83,894	436,694	47,072
S&P 500 Index Fund	3,255	311	15,739,042	1,511,950	1,484,300	141,954
Small Cap Index Fund	167	14	6,103,184	498,725	553,964	45,056
International Index Fund	299	30	2,574,531	262,343	684,855	70,566
Equity and Bond Fund	3,288	386	3,260,704	382,815	521,441	61,815
Bond Fund	1,417	121	5,505,077	469,332	1,404,034	120,469
Tax Advantaged Bond Fund	—	—	353,332	29,949	—	—
Money Market Fund	—	—	1,797,015	1,797,015	1,220,087	1,220,087
LifePath Retirement Fund	12,770	1,050	11,650,350	937,560	1,614,651	129,902
LifePath 2020 Fund	3,252	238	17,683,602	1,307,319	3,375,317	247,393
LifePath 2030 Fund	25,437	1,864	12,715,777	921,637	4,873,142	351,144
LifePath 2040 Fund	5,486	391	7,680,585	548,388	2,834,286	202,198
LifePath 2050 Fund	—	—	—	—	619,477	65,493

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns within each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM MUTUAL FUND TRUST EQUITY FUND

(For a share outstanding throughout each period)

	Net asset value, beginning of period	Income from investment operations			Less distributions
		Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income (c)	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2013	$6.53	$0.04	$2.09	$2.13	$(0.04)	$—	$(0.04)
Year ended 12/31/2012	5.69	0.07	0.84	0.91	(0.07)	—	(0.07)
Year ended 12/31/2011	5.78	0.04	(0.09)	(0.05)	(0.04)	—	(0.04)
Year ended 12/31/2010	5.14	0.02	0.64	0.66	(0.02)	—	(0.02)
Year ended 12/31/2009	4.28	0.03	0.86	0.89	(0.03)	—	(0.03)
Class B Shares
Year ended 12/31/2013	6.53	(0.02)	2.08	2.06	—	—	—
Year ended 12/31/2012	5.68	0.02	0.85	0.87	(0.02)	—	(0.02)
Year ended 12/31/2011	5.77	—	(0.09)	(0.09)	—	—	—
Year ended 12/31/2010	5.15	(0.02)	0.64	0.62	—	—	—
Year ended 12/31/2009	4.30	—	0.85	0.85	—	—	—
Legacy Class A Shares
Year ended 12/31/2013	6.79	0.04	2.17	2.21	(0.04)	—	(0.04)
Year ended 12/31/2012	5.90	0.07	0.88	0.95	(0.06)	—	(0.06)
Year ended 12/31/2011	5.99	0.04	(0.09)	(0.05)	(0.04)	—	(0.04)
Year ended 12/31/2010	5.32	0.02	0.67	0.69	(0.02)	—	(0.02)
Year ended 12/31/2009	4.43	0.03	0.89	0.92	(0.03)	—	(0.03)
Legacy Class B Shares
Year ended 12/31/2013	6.77	0.01	2.15	2.16	—	—	—
Year ended 12/31/2012	5.88	0.04	0.88	0.92	(0.03)	—	(0.03)
Year ended 12/31/2011	5.96	0.02	(0.10)	(0.08)	—	—	—
Year ended 12/31/2010	5.30	—	0.66	0.66	—	—	—
Year ended 12/31/2009	4.41	0.01	0.89	0.90	(0.01)	—	(0.01)
Institutional Shares
Year ended 12/31/2013	6.56	0.06	2.09	2.15	(0.06)	—	(0.06)
Year ended 12/31/2012	5.71	0.08	0.85	0.93	(0.08)	—	(0.08)
Year ended 12/31/2011	5.80	0.06	(0.09)	(0.03)	(0.06)	—	(0.06)
Year ended 12/31/2010	5.15	0.03	0.65	0.68	(0.03)	—	(0.03)
Year ended 12/31/2009	4.29	0.04	0.86	0.90	(0.04)	—	(0.04)
Class R-1 Shares
Year ended 12/31/2013	6.53	0.01	2.09	2.10	—	—	—
Year ended 12/31/2012	5.69	0.05	0.84	0.89	(0.05)	—	(0.05)
Year ended 12/31/2011	5.78	0.02	(0.09)	(0.07)	(0.02)	—	(0.02)
Year ended 12/31/2010	5.13	—	0.65	0.65	—	—	—
Year ended 12/31/2009	4.28	0.02	0.85	0.87	(0.02)	—	(0.02)
Class R-2 Shares
Year ended 12/31/2013	6.52	0.03	2.08	2.11	(0.03)	—	(0.03)
Year ended 12/31/2012	5.68	0.06	0.84	0.90	(0.06)	—	(0.06)
Year ended 12/31/2011	5.77	0.03	(0.08)	(0.05)	(0.04)	—	(0.04)
Year ended 12/31/2010	5.13	0.02	0.64	0.66	(0.02)	—	(0.02)
Year ended 12/31/2009	4.27	0.03	0.85	0.88	(0.02)	—	(0.02)
Class R-3 Shares
Year ended 12/31/2013	6.56	0.05	2.08	2.13	(0.04)	—	(0.04)
Year ended 12/31/2012	5.70	0.08	0.86	0.94	(0.08)	—	(0.08)
Year ended 12/31/2011	5.79	0.05	(0.09)	(0.04)	(0.05)	—	(0.05)
Year ended 12/31/2010	5.15	0.03	0.64	0.67	(0.03)	—	(0.03)
Year ended 12/31/2009	4.29	0.04	0.86	0.90	(0.04)	—	(0.04)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net investment income represents less than $0.01 per share for Class B shares in 2011, Legacy Class B and Class R-1 shares in 2010 and Class B shares in 2009.

(c)	Net investment income distribution represents less than $0.01 per share for Class B and Legacy Class B shares in 2011.

(d)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(e)	Net investment income represents less than 0.005% per share for Class B shares in 2011.

196	See accompanying notes to financial statements.

Net asset value, end of period	Total return (d)	Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions		Portfolio turnover rate
			Expenses	Net investment income (loss) (e)	Expenses	Net investment income (loss) (e)

$8.62	32.63%	$83.3	1.17%	0.48%	1.17%	0.48%	69%
6.53	15.93	52.4	1.18	1.06	1.18	1.06	56
5.69	(0.79)	38.0	1.18	0.71	1.18	0.71	43
5.78	12.89	32.1	1.20	0.40	1.20	0.40	54
5.14	20.82	20.8	1.20	0.70	1.21	0.69	70

8.59	31.55	2.8	1.86	(0.21)	1.86	(0.21)	69
6.53	15.35	5.1	1.88	0.34	1.88	0.34	56
5.68	(1.53)	4.3	1.88	0.00	1.88	0.00	43
5.77	12.04	4.2	1.90	(0.30)	1.90	(0.30)	54
5.15	19.77	3.5	1.90	0.02	1.91	0.01	70

8.96	32.50	102.1	1.17	0.47	1.17	0.47	69
6.79	16.14	79.1	1.18	1.03	1.18	1.03	56
5.90	(0.82)	69.4	1.18	0.70	1.18	0.70	43
5.99	12.94	69.8	1.20	0.39	1.20	0.39	54
5.32	20.68	62.8	1.20	0.72	1.22	0.70	70

8.93	31.91	10.0	1.57	0.07	1.57	0.07	69
6.77	15.62	9.9	1.58	0.60	1.58	0.60	56
5.88	(1.29)	11.7	1.58	0.27	1.58	0.27	43
5.96	12.45	18.4	1.60	(0.01)	1.60	(0.01)	54
5.30	20.32	21.0	1.60	0.33	1.62	0.31	70

8.65	32.74	205.4	0.92	0.72	0.92	0.72	69
6.56	16.28	153.4	0.93	1.29	0.93	1.29	56
5.71	(0.57)	130.2	0.93	0.95	0.93	0.95	43
5.80	13.26	132.2	0.95	0.65	0.95	0.65	54
5.15	20.93	114.4	0.95	0.97	0.96	0.96	70

8.63	32.16	2.1	1.48	0.16	1.48	0.16	69
6.53	15.61	2.7	1.50	0.73	1.50	0.73	56
5.69	(1.16)	2.2	1.50	0.38	1.50	0.38	43
5.78	12.67	2.3	1.52	0.07	1.52	0.07	54
5.13	20.21	2.7	1.52	0.39	1.53	0.38	70

8.60	32.35	11.2	1.29	0.36	1.29	0.36	69
6.52	15.82	9.9	1.30	0.95	1.30	0.95	56
5.68	(0.94)	7.5	1.30	0.57	1.30	0.57	43
5.77	12.79	7.0	1.32	0.29	1.32	0.29	54
5.13	20.68	4.4	1.32	0.60	1.33	0.59	70

8.65	32.55	2.2	0.98	0.65	0.98	0.65	69
6.56	16.42	2.3	1.00	1.22	1.00	1.22	56
5.70	(0.66)	1.8	1.00	0.87	1.00	0.87	43
5.79	13.00	1.9	1.02	0.58	1.02	0.58	54
5.15	20.91	1.1	1.02	0.91	1.03	0.90	70

See accompanying notes to financial statements.	197

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

(For a share outstanding throughout each period)

	Net asset value, beginning of period	Income from investment operations			Less distributions
		Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2013	$10.49	$(0.05)	$3.62	$3.57	$(0.03)	$(1.32)	$(1.35)
Year ended 12/31/2012	8.99	0.05	1.45	1.50	—	—	—
Year ended 12/31/2011	9.24	(0.02)	(0.23)	(0.25)	—	—	—
Year ended 12/31/2010	7.55	(0.02)	1.71	1.69	—	—	—
Year ended 12/31/2009	5.84	(0.01)	1.72	1.71	—	—	—
Class B Shares
Year ended 12/31/2013	10.02	(0.11)	3.45	3.34	—	(1.32)	(1.32)
Year ended 12/31/2012	8.65	(0.02)	1.39	1.37	—	—	—
Year ended 12/31/2011	8.95	(0.08)	(0.22)	(0.30)	—	—	—
Year ended 12/31/2010	7.35	(0.06)	1.66	1.60	—	—	—
Year ended 12/31/2009	5.73	(0.04)	1.66	1.62	—	—	—
Legacy Class A Shares
Year ended 12/31/2013	10.31	(0.05)	3.55	3.50	(0.03)	(1.32)	(1.35)
Year ended 12/31/2012	8.83	0.05	1.43	1.48	—	—	—
Year ended 12/31/2011	9.07	(0.02)	(0.22)	(0.24)	—	—	—
Year ended 12/31/2010	7.41	(0.02)	1.68	1.66	—	—	—
Year ended 12/31/2009	5.74	(0.01)	1.68	1.67	—	—	—
Legacy Class B Shares
Year ended 12/31/2013	9.75	(0.09)	3.35	3.26	—	(1.32)	(1.32)
Year ended 12/31/2012	8.39	0.01	1.35	1.36	—	—	—
Year ended 12/31/2011	8.65	(0.06)	(0.20)	(0.26)	—	—	—
Year ended 12/31/2010	7.10	(0.05)	1.60	1.55	—	—	—
Year ended 12/31/2009	5.52	(0.03)	1.61	1.58	—	—	—
Institutional Shares
Year ended 12/31/2013	10.68	(0.02)	3.68	3.66	(0.06)	(1.32)	(1.38)
Year ended 12/31/2012	9.13	0.08	1.47	1.55	—	—	—
Year ended 12/31/2011	9.35	—	(0.22)	(0.22)	—	—	—
Year ended 12/31/2010	7.62	—	1.73	1.73	—	—	—
Year ended 12/31/2009	5.89	0.01	1.72	1.73	—	—	—
Class R-1 Shares
Year ended 12/31/2013	10.11	(0.09)	3.48	3.39	—	(1.32)	(1.32)
Year ended 12/31/2012	8.69	0.02	1.40	1.42	—	—	—
Year ended 12/31/2011	8.96	(0.05)	(0.22)	(0.27)	—	—	—
Year ended 12/31/2010	7.34	(0.04)	1.66	1.62	—	—	—
Year ended 12/31/2009	5.70	(0.03)	1.67	1.64	—	—	—
Class R-2 Shares
Year ended 12/31/2013	10.29	(0.06)	3.54	3.48	(0.02)	(1.32)	(1.34)
Year ended 12/31/2012	8.83	0.04	1.42	1.46	—	—	—
Year ended 12/31/2011	9.08	(0.03)	(0.22)	(0.25)	—	—	—
Year ended 12/31/2010	7.43	(0.02)	1.67	1.65	—	—	—
Year ended 12/31/2009	5.76	(0.01)	1.68	1.67	—	—	—
Class R-3 Shares
Year ended 12/31/2013	10.59	(0.03)	3.65	3.62	(0.05)	(1.32)	(1.37)
Year ended 12/31/2012	9.06	0.07	1.46	1.53	—	—	—
Year ended 12/31/2011	9.29	(0.01)	(0.22)	(0.23)	—	—	—
Year ended 12/31/2010	7.57	—	1.72	1.72	—	—	—
Year ended 12/31/2009	5.86	—	1.71	1.71	—	—	—

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net investment income represents less than $0.01 per share for Institutional shares in 2011, Institutional and Class R-3 shares in 2010 and Class R-3 shares in 2009.

(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(d)	The expense ratios include the effect of the expense reduction changes for Class B shares described in Note 7 under Expense Reduction Agreements.

198	See accompanying notes to financial statements.

Net asset value, end of period	Total return (c)	Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions		Portfolio turnover rate
			Expenses (d)	Net investment income (loss)	Expenses	Net investment income (loss)

$12.71	34.04%	$80.2	1.40%	(0.41)%	1.40%	(0.41)%	116%
10.49	16.69	50.4	1.40	0.55	1.42	0.53	91
8.99	(2.71)	39.3	1.40	(0.23)	1.43	(0.26)	86
9.24	22.38	36.0	1.40	(0.19)	1.47	(0.26)	107
7.55	29.28	25.1	1.40	(0.12)	1.49	(0.21)	130

12.04	33.33	13.6	1.90	(0.91)	1.90	(0.91)	116
10.02	15.84	10.9	2.10	(0.18)	2.12	(0.20)	91
8.65	(3.35)	9.4	2.10	(0.94)	2.13	(0.97)	86
8.95	21.77	9.4	2.00	(0.80)	2.07	(0.87)	107
7.35	28.27	7.6	2.00	(0.72)	2.10	(0.82)	130

12.46	33.92	98.1	1.40	(0.42)	1.40	(0.42)	116
10.31	16.76	75.7	1.40	0.52	1.42	0.50	91
8.83	(2.65)	65.9	1.40	(0.24)	1.43	(0.27)	86
9.07	22.40	67.2	1.40	(0.20)	1.47	(0.27)	107
7.41	29.09	55.5	1.40	(0.12)	1.50	(0.22)	130

11.69	33.42	14.2	1.80	(0.82)	1.80	(0.82)	116
9.75	16.21	12.8	1.80	0.07	1.82	0.05	91
8.39	(3.01)	13.4	1.80	(0.66)	1.83	(0.69)	86
8.65	21.83	17.8	1.80	(0.62)	1.87	(0.69)	107
7.10	28.62	17.2	1.80	(0.52)	1.90	(0.62)	130

12.96	34.25	45.1	1.15	(0.16)	1.15	(0.16)	116
10.68	16.98	32.4	1.15	0.79	1.17	0.77	91
9.13	(2.35)	26.2	1.15	0.01	1.18	(0.02)	86
9.35	22.70	25.9	1.15	0.05	1.22	(0.02)	107
7.62	29.37	20.2	1.15	0.13	1.25	0.03	130

12.18	33.53	3.7	1.72	(0.74)	1.72	(0.74)	116
10.11	16.34	3.2	1.72	0.17	1.74	0.15	91
8.69	(3.01)	3.0	1.72	(0.56)	1.75	(0.59)	86
8.96	22.07	3.3	1.72	(0.53)	1.79	(0.60)	107
7.34	28.77	3.1	1.72	(0.44)	1.81	(0.53)	130

12.43	33.78	10.5	1.52	(0.52)	1.52	(0.52)	116
10.29	16.53	9.1	1.52	0.45	1.54	0.43	91
8.83	(2.75)	6.4	1.52	(0.38)	1.55	(0.41)	86
9.08	22.21	7.1	1.52	(0.30)	1.59	(0.37)	107
7.43	28.99	4.4	1.52	(0.24)	1.62	(0.34)	130

12.84	34.19	2.8	1.22	(0.23)	1.22	(0.23)	116
10.59	16.89	2.1	1.22	0.72	1.24	0.70	91
9.06	(2.48)	1.6	1.22	(0.07)	1.25	(0.10)	86
9.29	22.72	1.9	1.22	(0.02)	1.29	(0.09)	107
7.57	29.18	1.2	1.22	0.07	1.32	(0.03)	130

See accompanying notes to financial statements.	199

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

(For a share outstanding throughout each period)

	Net asset value, beginning of period	Income from investment operations			Less distributions
		Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income (c)	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2013	$9.82	$0.06	$1.66	$1.72	$(0.12)	$—	$(0.12)
Year ended 12/31/2012	8.28	0.09	1.45	1.54	—	—	—
Year ended 12/31/2011	9.77	0.07	(1.43)	(1.36)	(0.13)	—	(0.13)
Year ended 12/31/2010	8.87	0.05	0.99	1.04	(0.14)	—	(0.14)
Year ended 12/31/2009	6.57	0.05	2.30	2.35	(0.05)	—	(0.05)
Class B Shares
Year ended 12/31/2013	9.69	0.02	1.64	1.66	(0.08)	—	(0.08)
Year ended 12/31/2012	8.23	0.03	1.43	1.46	—	—	—
Year ended 12/31/2011	9.70	0.01	(1.41)	(1.40)	(0.07)	—	(0.07)
Year ended 12/31/2010	8.81	—	0.98	0.98	(0.09)	—	(0.09)
Year ended 12/31/2009	6.53	0.01	2.27	2.28	—	—	—
Legacy Class A Shares
Year ended 12/31/2013	9.91	0.06	1.68	1.74	(0.12)	—	(0.12)
Year ended 12/31/2012	8.35	0.09	1.47	1.56	—	—	—
Year ended 12/31/2011	9.85	0.07	(1.44)	(1.37)	(0.13)	—	(0.13)
Year ended 12/31/2010	8.94	0.05	1.00	1.05	(0.14)	—	(0.14)
Year ended 12/31/2009	6.61	0.05	2.32	2.37	(0.04)	—	(0.04)
Legacy Class B Shares
Year ended 12/31/2013	9.79	0.02	1.64	1.66	(0.07)	—	(0.07)
Year ended 12/31/2012	8.29	0.05	1.45	1.50	—	—	—
Year ended 12/31/2011	9.76	0.04	(1.42)	(1.38)	(0.09)	—	(0.09)
Year ended 12/31/2010	8.86	0.02	0.98	1.00	(0.10)	—	(0.10)
Year ended 12/31/2009	6.56	0.02	2.29	2.31	(0.01)	—	(0.01)
Institutional Shares
Year ended 12/31/2013	9.91	0.09	1.67	1.76	(0.14)	—	(0.14)
Year ended 12/31/2012	8.33	0.11	1.47	1.58	—	—	—
Year ended 12/31/2011	9.83	0.10	(1.44)	(1.34)	(0.16)	—	(0.16)
Year ended 12/31/2010	8.92	0.07	1.00	1.07	(0.16)	—	(0.16)
Year ended 12/31/2009	6.59	0.07	2.32	2.39	(0.06)	—	(0.06)
Class R-1 Shares
Year ended 12/31/2013	9.77	0.03	1.64	1.67	(0.08)	—	(0.08)
Year ended 12/31/2012	8.26	0.06	1.45	1.51	—	—	—
Year ended 12/31/2011	9.74	0.04	(1.42)	(1.38)	(0.10)	—	(0.10)
Year ended 12/31/2010	8.84	0.02	0.99	1.01	(0.11)	—	(0.11)
Year ended 12/31/2009	6.55	0.03	2.28	2.31	(0.02)	—	(0.02)
Class R-2 Shares
Year ended 12/31/2013	9.81	0.04	1.67	1.71	(0.11)	—	(0.11)
Year ended 12/31/2012	8.29	0.08	1.44	1.52	—	—	—
Year ended 12/31/2011	9.77	0.06	(1.42)	(1.36)	(0.12)	—	(0.12)
Year ended 12/31/2010	8.87	0.04	0.99	1.03	(0.13)	—	(0.13)
Year ended 12/31/2009	6.57	0.04	2.30	2.34	(0.04)	—	(0.04)
Class R-3 Shares
Year ended 12/31/2013	9.90	0.08	1.68	1.76	(0.14)	—	(0.14)
Year ended 12/31/2012	8.33	0.11	1.46	1.57	—	—	—
Year ended 12/31/2011	9.83	0.09	(1.44)	(1.35)	(0.15)	—	(0.15)
Year ended 12/31/2010	8.91	0.07	1.00	1.07	(0.15)	—	(0.15)
Year ended 12/31/2009	6.59	0.07	2.31	2.38	(0.06)	—	(0.06)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net investment income represents less than $0.01 per share for Class B shares in 2010.

(c)	Net investment income distribution represents less than $0.01 per share for Class B shares in 2009.

(d)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(e)	The expense ratios include the effect of the expense reduction change for Class B shares described in Note 7 under Expense Reduction Agreements.

200	See accompanying notes to financial statements.

Net asset value, end of period	Total return (d)	Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions		Portfolio turnover rate
			Expenses (e)	Net investment income (loss)	Expenses	Net investment income (loss)

$11.42	17.53%	$41.0	1.50%	0.56%	1.53%	0.53%	77%
9.82	18.60	30.0	1.50	0.99	1.55	0.94	47
8.28	(13.89)	23.3	1.50	0.77	1.63	0.64	57
9.77	11.75	24.9	1.50	0.55	1.68	0.37	66
8.87	35.73	18.2	1.50	0.66	1.72	0.44	62

11.27	17.16	10.8	1.85	0.24	1.88	0.21	77
9.69	17.74	9.2	2.20	0.30	2.25	0.25	47
8.23	(14.45)	7.8	2.20	0.07	2.33	(0.06)	57
9.70	11.09	9.1	2.10	(0.04)	2.27	(0.21)	66
8.81	34.92	8.2	2.10	0.12	2.34	(0.12)	62

11.53	17.53	51.2	1.50	0.59	1.53	0.56	77
9.91	18.68	44.5	1.50	1.00	1.55	0.95	47
8.35	(13.89)	38.6	1.50	0.77	1.63	0.64	57
9.85	11.72	45.5	1.50	0.57	1.67	0.40	66
8.94	35.90	41.8	1.50	0.71	1.73	0.48	62

11.38	16.99	11.5	1.90	0.20	1.93	0.17	77
9.79	18.09	10.7	1.90	0.61	1.95	0.56	47
8.29	(14.14)	10.1	1.90	0.38	2.03	0.25	57
9.76	11.27	13.3	1.90	0.18	2.07	0.01	66
8.86	35.26	13.5	1.90	0.33	2.13	0.10	62

11.53	17.81	20.3	1.25	0.83	1.28	0.80	77
9.91	18.97	17.1	1.25	1.25	1.30	1.20	47
8.33	(13.68)	13.6	1.25	1.03	1.38	0.90	57
9.83	12.01	15.3	1.25	0.82	1.43	0.64	66
8.92	36.31	12.8	1.25	0.93	1.48	0.70	62

11.36	17.14	2.9	1.82	0.27	1.85	0.24	77
9.77	18.28	2.5	1.82	0.69	1.87	0.64	47
8.26	(14.16)	2.4	1.82	0.48	1.95	0.35	57
9.74	11.40	2.9	1.82	0.24	1.99	0.07	66
8.84	35.31	3.2	1.82	0.37	2.05	0.14	62

11.41	17.40	5.8	1.62	0.40	1.65	0.37	77
9.81	18.34	5.9	1.62	0.87	1.67	0.82	47
8.29	(13.94)	4.7	1.62	0.66	1.75	0.53	57
9.77	11.63	5.8	1.62	0.43	1.80	0.25	66
8.87	35.59	3.8	1.62	0.52	1.85	0.29	62

11.52	17.74	2.2	1.32	0.76	1.35	0.73	77
9.90	18.85	1.9	1.32	1.20	1.37	1.15	47
8.33	(13.75)	1.6	1.32	0.95	1.45	0.82	57
9.83	12.06	1.9	1.32	0.75	1.49	0.58	66
8.91	36.08	1.4	1.32	0.89	1.55	0.66	62

See accompanying notes to financial statements.	201

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

(For a share outstanding throughout each period)

	Net asset value, beginning of period	Income from investment operations			Less distributions
		Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized) (c)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2013	$10.72	$0.16	$3.20	$3.36	$(0.17)	$—	$(0.17)
Year ended 12/31/2012	9.45	0.16	1.27	1.43	(0.16)	—	(0.16)
Year ended 12/31/2011	9.45	0.13	—	0.13	(0.13)	—	(0.13)
Year ended 12/31/2010	8.37	0.11	1.08	1.19	(0.11)	—	(0.11)
Year ended 12/31/2009	6.74	0.12	1.62	1.74	(0.11)	—	(0.11)
Class B Shares
Year ended 12/31/2013	10.76	0.07	3.20	3.27	(0.05)	—	(0.05)
Year ended 12/31/2012	9.48	0.09	1.27	1.36	(0.08)	—	(0.08)
Year ended 12/31/2011	9.48	0.06	—	0.06	(0.06)	—	(0.06)
Year ended 12/31/2010	8.40	0.05	1.08	1.13	(0.05)	—	(0.05)
Year ended 12/31/2009	6.77	0.07	1.61	1.68	(0.05)	—	(0.05)
Legacy Class A Shares
Year ended 12/31/2013	10.76	0.16	3.22	3.38	(0.16)	—	(0.16)
Year ended 12/31/2012	9.48	0.16	1.27	1.43	(0.15)	—	(0.15)
Year ended 12/31/2011	9.48	0.13	—	0.13	(0.13)	—	(0.13)
Year ended 12/31/2010	8.40	0.11	1.08	1.19	(0.11)	—	(0.11)
Year ended 12/31/2009	6.76	0.12	1.62	1.74	(0.10)	—	(0.10)
Legacy Class B Shares
Year ended 12/31/2013	10.82	0.11	3.24	3.35	(0.09)	—	(0.09)
Year ended 12/31/2012	9.52	0.11	1.28	1.39	(0.09)	—	(0.09)
Year ended 12/31/2011	9.51	0.09	(0.01)	0.08	(0.07)	—	(0.07)
Year ended 12/31/2010	8.41	0.08	1.08	1.16	(0.06)	—	(0.06)
Year ended 12/31/2009	6.77	0.09	1.62	1.71	(0.07)	—	(0.07)
Institutional Shares
Year ended 12/31/2013	10.79	0.20	3.22	3.42	(0.19)	—	(0.19)
Year ended 12/31/2012	9.51	0.19	1.27	1.46	(0.18)	—	(0.18)
Year ended 12/31/2011	9.51	0.15	—	0.15	(0.15)	—	(0.15)
Year ended 12/31/2010	8.41	0.13	1.10	1.23	(0.13)	—	(0.13)
Year ended 12/31/2009	6.76	0.13	1.64	1.77	(0.12)	—	(0.12)
Class R-1 Shares
Year ended 12/31/2013	10.75	0.12	3.21	3.33	(0.11)	—	(0.11)
Year ended 12/31/2012	9.47	0.13	1.27	1.40	(0.12)	—	(0.12)
Year ended 12/31/2011	9.48	0.10	(0.01)	0.09	(0.10)	—	(0.10)
Year ended 12/31/2010	8.39	0.08	1.09	1.17	(0.08)	—	(0.08)
Year ended 12/31/2009	6.75	0.09	1.63	1.72	(0.08)	—	(0.08)
Class R-2 Shares
Year ended 12/31/2013	10.70	0.15	3.19	3.34	(0.15)	—	(0.15)
Year ended 12/31/2012	9.43	0.15	1.26	1.41	(0.14)	—	(0.14)
Year ended 12/31/2011	9.44	0.12	—	0.12	(0.13)	—	(0.13)
Year ended 12/31/2010	8.36	0.10	1.08	1.18	(0.10)	—	(0.10)
Year ended 12/31/2009	6.73	0.11	1.62	1.73	(0.10)	—	(0.10)
Class R-3 Shares
Year ended 12/31/2013	10.78	0.19	3.22	3.41	(0.19)	—	(0.19)
Year ended 12/31/2012	9.50	0.18	1.27	1.45	(0.17)	—	(0.17)
Year ended 12/31/2011	9.50	0.15	—	0.15	(0.15)	—	(0.15)
Year ended 12/31/2010	8.42	0.13	1.08	1.21	(0.13)	—	(0.13)
Year ended 12/31/2009	6.77	0.13	1.63	1.76	(0.11)	—	(0.11)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio through May 11, 2012.

(c)	Net gain (loss) on investments represents less than $0.01 per share for Class A, Class B, Legacy Class A, Institutional, Class R-2 and Class R-3 shares in 2011.

(d)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(e)	The expense ratios include the effect of the expense reduction change described in Note 7 under Expense Reduction Agreements.

(f)	The 2012 portfolio turnover rate reflects the period from May 12, 2012 to December 31, 2012 and excludes in-kind contribution of portfolio securities received on May 12, 2012. Prior to May 12, 2012, the S&P 500 Index Fund invested all of its assets in its corresponding Master Portfolio. The portfolio turnover rate of the Master Portfolio for the period January 1, 2012 through May 11, 2012 was 5%.

202	See accompanying notes to financial statements.

Net asset value, end of period	Total return (d)	Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions		Portfolio turnover rate (f)
			Expenses (b) (e)	Net investment income (loss) (b)	Expenses (b)	Net investment income (loss) (b)

$13.91	31.46%	$273.3	0.75%	1.30%	0.75%	1.30%	3%
10.72	15.02	154.6	0.76	1.54	0.76	1.54	2
9.45	1.39	115.0	0.80	1.34	0.81	1.33	5
9.45	14.27	98.5	0.79	1.29	0.79	1.29	9
8.37	25.76	68.7	0.79	1.60	0.80	1.59	5

13.98	30.41	13.0	1.44	0.59	1.44	0.59	3
10.76	14.37	18.5	1.47	0.83	1.47	0.83	2
9.48	0.67	15.8	1.50	0.64	1.51	0.63	5
9.48	13.43	15.3	1.49	0.59	1.49	0.59	9
8.40	24.87	12.9	1.50	0.92	1.50	0.92	5

13.98	31.42	406.0	0.75	1.30	0.75	1.30	3
10.76	15.13	315.1	0.77	1.53	0.77	1.53	2
9.48	1.35	277.0	0.80	1.33	0.81	1.32	5
9.48	14.17	275.7	0.79	1.28	0.79	1.28	9
8.40	25.74	247.7	0.80	1.63	0.80	1.63	5

14.08	30.97	37.0	1.14	0.91	1.14	0.91	3
10.82	14.63	40.2	1.17	1.10	1.17	1.10	2
9.52	0.87	52.2	1.20	0.91	1.21	0.90	5
9.51	13.84	77.0	1.19	0.88	1.19	0.88	9
8.41	25.25	82.9	1.20	1.23	1.20	1.23	5

14.02	31.73	117.4	0.50	1.55	0.50	1.55	3
10.79	15.37	82.5	0.52	1.78	0.52	1.78	2
9.51	1.61	68.3	0.55	1.58	0.56	1.57	5
9.51	14.66	67.0	0.54	1.53	0.54	1.53	9
8.41	26.15	57.2	0.55	1.86	0.55	1.86	5

13.97	31.01	8.1	1.07	0.99	1.07	0.99	3
10.75	14.77	6.5	1.09	1.20	1.09	1.20	2
9.47	0.98	6.0	1.12	1.02	1.13	1.01	5
9.48	13.89	5.9	1.11	0.96	1.11	0.96	9
8.39	25.47	6.6	1.12	1.29	1.12	1.29	5

13.89	31.22	19.4	0.86	1.19	0.86	1.19	3
10.70	14.98	15.7	0.89	1.42	0.89	1.42	2
9.43	1.21	13.3	0.92	1.21	0.93	1.20	5
9.44	14.14	12.6	0.91	1.17	0.91	1.17	9
8.36	25.66	9.2	0.92	1.50	0.92	1.50	5

14.00	31.61	3.5	0.57	1.49	0.57	1.49	3
10.78	15.32	2.5	0.59	1.72	0.59	1.72	2
9.50	1.60	1.9	0.62	1.51	0.63	1.50	5
9.50	14.35	2.0	0.61	1.47	0.61	1.47	9
8.42	26.03	1.6	0.62	1.81	0.62	1.81	5

See accompanying notes to financial statements.	203

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

(For a share outstanding throughout each period)

	Net asset value, beginning of period	Income from investment operations			Less distributions
		Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (c)	Total distributions
Class A Shares
Year ended 12/31/2013	$12.65	$0.03	$4.72	$4.75	$(0.06)	$(0.80)	$(0.86)
Year ended 12/31/2012	11.35	0.13	1.59	1.72	(0.11)	(0.31)	(0.42)
Year ended 12/31/2011	12.09	0.03	(0.63)	(0.60)	(0.03)	(0.11)	(0.14)
Year ended 12/31/2010	9.65	0.04	2.44	2.48	(0.04)	—	(0.04)
Year ended 12/31/2009	7.68	0.04	1.97	2.01	(0.04)	—	(0.04)
Class B Shares
Year ended 12/31/2013	12.46	(0.05)	4.64	4.59	—	(0.80)	(0.80)
Year ended 12/31/2012	11.18	0.04	1.57	1.61	(0.02)	(0.31)	(0.33)
Year ended 12/31/2011	11.98	(0.05)	(0.64)	(0.69)	—	(0.11)	(0.11)
Year ended 12/31/2010	9.60	(0.03)	2.41	2.38	—	—	—
Year ended 12/31/2009	7.66	(0.02)	1.96	1.94	—	—	—
Legacy Class A Shares
Year ended 12/31/2013	12.53	0.03	4.68	4.71	(0.05)	(0.80)	(0.85)
Year ended 12/31/2012	11.24	0.13	1.57	1.70	(0.10)	(0.31)	(0.41)
Year ended 12/31/2011	11.98	0.03	(0.64)	(0.61)	(0.02)	(0.11)	(0.13)
Year ended 12/31/2010	9.56	0.04	2.41	2.45	(0.03)	—	(0.03)
Year ended 12/31/2009	7.61	0.04	1.95	1.99	(0.04)	—	(0.04)
Legacy Class B Shares
Year ended 12/31/2013	12.31	(0.03)	4.60	4.57	—	(0.80)	(0.80)
Year ended 12/31/2012	11.05	0.07	1.55	1.62	(0.05)	(0.31)	(0.36)
Year ended 12/31/2011	11.80	(0.02)	(0.62)	(0.64)	—	(0.11)	(0.11)
Year ended 12/31/2010	9.42	—	2.38	2.38	—	—	—
Year ended 12/31/2009	7.51	0.01	1.91	1.92	(0.01)	—	(0.01)
Institutional Shares
Year ended 12/31/2013	12.71	0.07	4.75	4.82	(0.09)	(0.80)	(0.89)
Year ended 12/31/2012	11.39	0.16	1.60	1.76	(0.13)	(0.31)	(0.44)
Year ended 12/31/2011	12.14	0.06	(0.65)	(0.59)	(0.05)	(0.11)	(0.16)
Year ended 12/31/2010	9.68	0.07	2.45	2.52	(0.06)	—	(0.06)
Year ended 12/31/2009	7.70	0.06	1.98	2.04	(0.06)	—	(0.06)
Class R-1 Shares
Year ended 12/31/2013	12.63	(0.01)	4.70	4.69	(0.01)	(0.80)	(0.81)
Year ended 12/31/2012	11.32	0.09	1.59	1.68	(0.06)	(0.31)	(0.37)
Year ended 12/31/2011	12.08	(0.01)	(0.64)	(0.65)	—	(0.11)	(0.11)
Year ended 12/31/2010	9.64	—	2.44	2.44	—	—	—
Year ended 12/31/2009	7.67	0.01	1.97	1.98	(0.01)	—	(0.01)
Class R-2 Shares
Year ended 12/31/2013	12.64	0.01	4.72	4.73	(0.04)	(0.80)	(0.84)
Year ended 12/31/2012	11.34	0.11	1.59	1.70	(0.09)	(0.31)	(0.40)
Year ended 12/31/2011	12.08	0.02	(0.64)	(0.62)	(0.01)	(0.11)	(0.12)
Year ended 12/31/2010	9.64	0.03	2.43	2.46	(0.02)	—	(0.02)
Year ended 12/31/2009	7.68	0.03	1.97	2.00	(0.04)	—	(0.04)
Class R-3 Shares
Year ended 12/31/2013	12.71	0.06	4.75	4.81	(0.08)	(0.80)	(0.88)
Year ended 12/31/2012	11.40	0.15	1.60	1.75	(0.13)	(0.31)	(0.44)
Year ended 12/31/2011	12.15	0.05	(0.65)	(0.60)	(0.04)	(0.11)	(0.15)
Year ended 12/31/2010	9.69	0.06	2.45	2.51	(0.05)	—	(0.05)
Year ended 12/31/2009	7.71	0.05	1.98	2.03	(0.05)	—	(0.05)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net investment income represents less than $0.01 per share for Legacy Class B and Class R-1 shares in 2010.

(c)	Net realized gain distributions represent less than $0.01 per share in 2009.

(d)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(e)	The expense ratios include the effect of the expense reduction changes described in Note 7 under Expense Reduction Agreements.

204	See accompanying notes to financial statements.

Net asset value, end of period	Total return (d)	Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
			Expenses (e)	Net investment income (loss)	Expenses	Net investment income (loss)	Portfolio turnover rate

$16.54	37.57%	$87.0	0.94%	0.23%	0.96%	0.21%	14%
12.65	15.22	51.5	0.95	1.05	0.98	1.02	14
11.35	(4.97)	41.8	0.95	0.28	0.98	0.25	14
12.09	25.66	39.6	0.95	0.41	1.01	0.35	15
9.65	26.21	26.3	0.95	0.50	1.03	0.42	20

16.25	36.84	14.4	1.49	(0.33)	1.51	(0.35)	14
12.46	14.48	10.7	1.65	0.33	1.68	0.30	14
11.18	(5.73)	9.6	1.65	(0.43)	1.68	(0.46)	14
11.98	24.79	10.1	1.65	(0.31)	1.71	(0.37)	15
9.60	25.33	7.9	1.65	(0.21)	1.73	(0.29)	20

16.39	37.63	200.6	0.94	0.21	0.96	0.19	14
12.53	15.26	150.6	0.95	1.02	0.98	0.99	14
11.24	(5.04)	134.7	0.95	0.27	0.98	0.24	14
11.98	25.65	143.8	0.95	0.39	1.01	0.33	15
9.56	26.13	118.3	0.95	0.49	1.03	0.41	20

16.08	37.14	32.9	1.34	(0.19)	1.36	(0.21)	14
12.31	14.72	29.3	1.35	0.58	1.38	0.55	14
11.05	(5.39)	32.5	1.35	(0.15)	1.38	(0.18)	14
11.80	25.27	44.1	1.35	(0.03)	1.41	(0.09)	15
9.42	25.54	41.1	1.35	0.09	1.43	0.01	20

16.64	37.96	78.7	0.69	0.47	0.71	0.45	14
12.71	15.60	54.1	0.70	1.27	0.73	1.24	14
11.39	(4.81)	47.6	0.70	0.51	0.73	0.48	14
12.14	26.01	50.3	0.70	0.64	0.76	0.58	15
9.68	26.47	38.9	0.70	0.74	0.78	0.66	20

16.51	37.25	4.2	1.26	(0.10)	1.28	(0.12)	14
12.63	14.88	3.2	1.27	0.71	1.30	0.68	14
11.32	(5.35)	2.7	1.27	(0.06)	1.30	(0.09)	14
12.08	25.31	3.0	1.27	0.04	1.33	(0.02)	15
9.64	25.86	3.0	1.27	0.17	1.35	0.09	20

16.53	37.44	8.9	1.06	0.10	1.08	0.08	14
12.64	15.09	6.8	1.07	0.93	1.10	0.90	14
11.34	(5.13)	5.6	1.07	0.13	1.10	0.10	14
12.08	25.57	5.9	1.07	0.29	1.13	0.23	15
9.64	26.00	3.7	1.07	0.38	1.15	0.30	20

16.64	37.86	2.5	0.76	0.40	0.78	0.38	14
12.71	15.44	1.9	0.77	1.24	0.80	1.21	14
11.40	(4.88)	1.5	0.77	0.44	0.80	0.41	14
12.15	25.92	1.7	0.77	0.58	0.83	0.52	15
9.69	26.38	1.2	0.77	0.68	0.85	0.60	20

See accompanying notes to financial statements.	205

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2013	$10.55	$0.21	$1.95	$2.16	$(0.22)	$—	$(0.22)
Year ended 12/31/2012	9.19	0.22	1.38	1.60	(0.24)	—	(0.24)
Year ended 12/31/2011	10.84	0.22	(1.62)	(1.40)	(0.25)	—	(0.25)
Year ended 12/31/2010	10.33	0.16	0.52	0.68	(0.17)	—	(0.17)
Year ended 12/31/2009	8.25	0.17	2.12	2.29	(0.21)	—	(0.21)
Class B Shares
Year ended 12/31/2013	10.57	0.15	1.93	2.08	(0.15)	—	(0.15)
Year ended 12/31/2012	9.20	0.15	1.39	1.54	(0.17)	—	(0.17)
Year ended 12/31/2011	10.84	0.16	(1.63)	(1.47)	(0.17)	—	(0.17)
Year ended 12/31/2010	10.34	0.09	0.51	0.60	(0.10)	—	(0.10)
Year ended 12/31/2009	8.26	0.11	2.12	2.23	(0.15)	—	(0.15)
Legacy Class A Shares
Year ended 12/31/2013	10.53	0.21	1.94	2.15	(0.21)	—	(0.21)
Year ended 12/31/2012	9.17	0.22	1.38	1.60	(0.24)	—	(0.24)
Year ended 12/31/2011	10.81	0.23	(1.63)	(1.40)	(0.24)	—	(0.24)
Year ended 12/31/2010	10.30	0.16	0.52	0.68	(0.17)	—	(0.17)
Year ended 12/31/2009	8.22	0.17	2.12	2.29	(0.21)	—	(0.21)
Legacy Class B Shares
Year ended 12/31/2013	10.58	0.17	1.94	2.11	(0.16)	—	(0.16)
Year ended 12/31/2012	9.21	0.18	1.38	1.56	(0.19)	—	(0.19)
Year ended 12/31/2011	10.84	0.19	(1.63)	(1.44)	(0.19)	—	(0.19)
Year ended 12/31/2010	10.33	0.13	0.50	0.63	(0.12)	—	(0.12)
Year ended 12/31/2009	8.25	0.14	2.11	2.25	(0.17)	—	(0.17)
Institutional Shares
Year ended 12/31/2013	10.57	0.24	1.94	2.18	(0.24)	—	(0.24)
Year ended 12/31/2012	9.19	0.25	1.39	1.64	(0.26)	—	(0.26)
Year ended 12/31/2011	10.84	0.26	(1.64)	(1.38)	(0.27)	—	(0.27)
Year ended 12/31/2010	10.33	0.19	0.52	0.71	(0.20)	—	(0.20)
Year ended 12/31/2009	8.24	0.19	2.13	2.32	(0.23)	—	(0.23)
Class R-1 Shares
Year ended 12/31/2013	10.56	0.18	1.93	2.11	(0.17)	—	(0.17)
Year ended 12/31/2012	9.19	0.19	1.38	1.57	(0.20)	—	(0.20)
Year ended 12/31/2011	10.83	0.20	(1.63)	(1.43)	(0.21)	—	(0.21)
Year ended 12/31/2010	10.32	0.13	0.51	0.64	(0.13)	—	(0.13)
Year ended 12/31/2009	8.24	0.14	2.13	2.27	(0.19)	—	(0.19)
Class R-2 Shares
Year ended 12/31/2013	10.53	0.19	1.94	2.13	(0.20)	—	(0.20)
Year ended 12/31/2012	9.17	0.21	1.38	1.59	(0.23)	—	(0.23)
Year ended 12/31/2011	10.81	0.22	(1.63)	(1.41)	(0.23)	—	(0.23)
Year ended 12/31/2010	10.31	0.15	0.51	0.66	(0.16)	—	(0.16)
Year ended 12/31/2009	8.23	0.15	2.14	2.29	(0.21)	—	(0.21)
Class R-3 Shares
Year ended 12/31/2013	10.58	0.23	1.94	2.17	(0.23)	—	(0.23)
Year ended 12/31/2012	9.20	0.24	1.40	1.64	(0.26)	—	(0.26)
Year ended 12/31/2011	10.85	0.25	(1.64)	(1.39)	(0.26)	—	(0.26)
Year ended 12/31/2010	10.35	0.18	0.51	0.69	(0.19)	—	(0.19)
Year ended 12/31/2009	8.26	0.19	2.13	2.32	(0.23)	—	(0.23)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(c)	The expense ratios include the effect of the expense reduction changes described in Note 7 under Expense Reduction Agreements.

206	See accompanying notes to financial statements.

Net asset value, end of period	Total return (b)	Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
			Expenses (c)	Net investment income (loss)	Expenses	Net investment income (loss)	Portfolio turnover rate

$12.49	20.44%	$68.7	1.19%	1.81%	1.23%	1.77%	1%
10.55	17.41	47.8	1.20	2.23	1.26	2.17	4
9.19	(12.94)	38.7	1.20	2.17	1.23	2.14	4
10.84	6.59	42.5	1.20	1.62	1.23	1.59	4
10.33	27.79	35.0	1.19	1.86	1.29	1.76	6

12.50	19.71	12.3	1.71	1.33	1.75	1.29	1
10.57	16.74	10.3	1.90	1.55	1.96	1.49	4
9.20	(13.54)	9.0	1.90	1.48	1.93	1.45	4
10.84	5.80	10.5	1.90	0.93	1.93	0.90	4
10.34	26.98	9.8	1.89	1.22	2.00	1.11	6

12.47	20.43	98.4	1.19	1.84	1.23	1.80	1
10.53	17.43	83.4	1.20	2.25	1.26	2.19	4
9.17	(12.91)	74.1	1.20	2.19	1.23	2.16	4
10.81	6.58	89.5	1.20	1.63	1.23	1.60	4
10.30	27.83	87.7	1.19	1.92	1.30	1.81	6

12.53	19.92	17.9	1.59	1.47	1.63	1.43	1
10.58	16.96	17.9	1.60	1.88	1.66	1.82	4
9.21	(13.24)	18.5	1.60	1.80	1.63	1.77	4
10.84	6.12	25.6	1.60	1.25	1.63	1.22	4
10.33	27.30	27.6	1.59	1.53	1.70	1.42	6

12.51	20.63	44.4	0.94	2.09	0.98	2.05	1
10.57	17.88	35.0	0.95	2.50	1.01	2.44	4
9.19	(12.72)	30.0	0.95	2.45	0.98	2.42	4
10.84	6.81	35.2	0.95	1.89	0.98	1.86	4
10.33	28.18	32.8	0.94	2.14	1.05	2.03	6

12.50	19.97	3.7	1.51	1.54	1.55	1.50	1
10.56	17.13	3.4	1.52	1.98	1.58	1.92	4
9.19	(13.19)	3.1	1.52	1.86	1.55	1.83	4
10.83	6.21	3.6	1.52	1.33	1.55	1.30	4
10.32	27.49	4.2	1.51	1.57	1.62	1.46	6

12.46	20.23	7.4	1.31	1.69	1.35	1.65	1
10.53	17.30	6.8	1.32	2.10	1.38	2.04	4
9.17	(13.00)	5.7	1.32	2.08	1.35	2.05	4
10.81	6.39	6.4	1.32	1.49	1.35	1.46	4
10.31	27.75	5.0	1.31	1.76	1.42	1.65	6

12.52	20.53	2.3	1.01	2.00	1.05	1.96	1
10.58	17.81	1.9	1.02	2.42	1.08	2.36	4
9.20	(12.77)	1.5	1.02	2.37	1.05	2.34	4
10.85	6.66	1.8	1.02	1.80	1.05	1.77	4
10.35	28.03	1.6	1.01	2.09	1.12	1.98	6

See accompanying notes to financial statements.	207

STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (b)	Total distributions
Class A Shares
Year ended 12/31/2013	$8.67	$0.12	$1.40	$1.52	$(0.12)	$—	$(0.12)
Year ended 12/31/2012	7.94	0.14	0.73	0.87	(0.14)	—	(0.14)
Year ended 12/31/2011	7.86	0.13	0.08	0.21	(0.13)	—	(0.13)
Year ended 12/31/2010	7.24	0.12	0.62	0.74	(0.12)	—	(0.12)
Year ended 12/31/2009	6.33	0.14	0.90	1.04	(0.13)	—	(0.13)
Class B Shares
Year ended 12/31/2013	8.69	0.07	1.38	1.45	(0.06)	—	(0.06)
Year ended 12/31/2012	7.95	0.08	0.74	0.82	(0.08)	—	(0.08)
Year ended 12/31/2011	7.87	0.07	0.08	0.15	(0.07)	—	(0.07)
Year ended 12/31/2010	7.25	0.07	0.62	0.69	(0.07)	—	(0.07)
Year ended 12/31/2009	6.34	0.09	0.91	1.00	(0.09)	—	(0.09)
Legacy Class A Shares
Year ended 12/31/2013	8.75	0.12	1.40	1.52	(0.11)	—	(0.11)
Year ended 12/31/2012	8.01	0.14	0.74	0.88	(0.14)	—	(0.14)
Year ended 12/31/2011	7.93	0.13	0.08	0.21	(0.13)	—	(0.13)
Year ended 12/31/2010	7.30	0.11	0.63	0.74	(0.11)	—	(0.11)
Year ended 12/31/2009	6.38	0.13	0.92	1.05	(0.13)	—	(0.13)
Legacy Class B Shares
Year ended 12/31/2013	8.77	0.08	1.41	1.49	(0.07)	—	(0.07)
Year ended 12/31/2012	8.03	0.10	0.74	0.84	(0.10)	—	(0.10)
Year ended 12/31/2011	7.94	0.09	0.09	0.18	(0.09)	—	(0.09)
Year ended 12/31/2010	7.31	0.08	0.63	0.71	(0.08)	—	(0.08)
Year ended 12/31/2009	6.39	0.11	0.91	1.02	(0.10)	—	(0.10)
Institutional Shares
Year ended 12/31/2013	8.68	0.14	1.40	1.54	(0.14)	—	(0.14)
Year ended 12/31/2012	7.95	0.16	0.73	0.89	(0.16)	—	(0.16)
Year ended 12/31/2011	7.86	0.15	0.09	0.24	(0.15)	—	(0.15)
Year ended 12/31/2010	7.24	0.13	0.62	0.75	(0.13)	—	(0.13)
Year ended 12/31/2009	6.33	0.15	0.90	1.05	(0.14)	—	(0.14)
Class R-1 Shares
Year ended 12/31/2013	8.57	0.08	1.38	1.46	(0.08)	—	(0.08)
Year ended 12/31/2012	7.84	0.11	0.73	0.84	(0.11)	—	(0.11)
Year ended 12/31/2011	7.76	0.10	0.08	0.18	(0.10)	—	(0.10)
Year ended 12/31/2010	7.15	0.08	0.62	0.70	(0.09)	—	(0.09)
Year ended 12/31/2009	6.25	0.11	0.90	1.01	(0.11)	—	(0.11)
Class R-2 Shares
Year ended 12/31/2013	8.58	0.11	1.37	1.48	(0.10)	—	(0.10)
Year ended 12/31/2012	7.86	0.13	0.72	0.85	(0.13)	—	(0.13)
Year ended 12/31/2011	7.78	0.12	0.08	0.20	(0.12)	—	(0.12)
Year ended 12/31/2010	7.17	0.10	0.62	0.72	(0.11)	—	(0.11)
Year ended 12/31/2009	6.26	0.13	0.90	1.03	(0.12)	—	(0.12)
Class R-3 Shares
Year ended 12/31/2013	8.59	0.13	1.39	1.52	(0.13)	—	(0.13)
Year ended 12/31/2012	7.87	0.15	0.72	0.87	(0.15)	—	(0.15)
Year ended 12/31/2011	7.79	0.14	0.08	0.22	(0.14)	—	(0.14)
Year ended 12/31/2010	7.17	0.12	0.63	0.75	(0.13)	—	(0.13)
Year ended 12/31/2009	6.27	0.14	0.90	1.04	(0.14)	—	(0.14)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net realized gain distributions represent less than $0.01 per share for all classes in 2011.

(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(d)	The expense ratios include the effect of the expense reduction change for Class B shares described in Note 7 under Expense Reduction Agreements.

(e)	Expense ratios relate to the Equity and Bond Fund only and do not reflect the Fund’s proportionate share of the expenses of the underlying funds.

208	See accompanying notes to financial statements.

Net asset value, end of period	Total return (c)	Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
			Expenses (d) (e)	Net investment income (loss)	Expenses (e)	Net investment income (loss)	Portfolio turnover rate

$10.07	17.53%	$82.6	0.25%	1.30%	0.34%	1.21%	0%
8.67	10.98	52.2	0.25	1.69	0.35	1.59	1
7.94	2.73	40.8	0.25	1.62	0.36	1.51	2
7.86	10.25	34.6	0.25	1.55	0.36	1.44	1
7.24	16.48	21.5	0.25	2.07	0.37	1.95	1

10.08	16.74	12.8	0.79	0.70	0.88	0.61	0
8.69	10.32	10.4	0.95	0.93	1.05	0.83	1
7.95	2.01	9.3	0.95	0.90	1.06	0.79	2
7.87	9.55	9.1	0.85	0.88	0.96	0.77	1
7.25	15.77	8.2	0.85	1.41	0.97	1.29	1

10.16	17.46	101.9	0.25	1.22	0.34	1.13	0
8.75	11.00	88.3	0.25	1.62	0.35	1.52	1
8.01	2.68	80.6	0.25	1.60	0.36	1.49	2
7.93	10.27	77.7	0.25	1.48	0.36	1.37	1
7.30	16.47	70.8	0.25	2.00	0.37	1.88	1

10.19	17.06	24.8	0.65	0.80	0.74	0.71	0
8.77	10.51	24.0	0.65	1.18	0.75	1.08	1
8.03	2.35	25.5	0.65	1.13	0.76	1.02	2
7.94	9.79	31.9	0.65	1.05	0.77	0.93	1
7.31	16.00	34.1	0.65	1.59	0.77	1.47	1

10.08	17.78	24.5	0.00	1.49	0.09	1.40	0
8.68	11.23	19.7	0.00	1.90	0.10	1.80	1
7.95	3.10	15.8	0.00	1.86	0.11	1.75	2
7.86	10.49	14.6	0.00	1.74	0.11	1.63	1
7.24	16.73	12.2	0.00	2.28	0.12	2.16	1

9.95	17.07	2.5	0.57	0.86	0.66	0.77	0
8.57	10.78	2.6	0.57	1.32	0.67	1.22	1
7.84	2.42	2.3	0.57	1.29	0.68	1.18	2
7.76	9.86	2.3	0.57	1.14	0.69	1.02	1
7.15	16.16	2.5	0.57	1.68	0.69	1.56	1

9.96	17.33	5.3	0.37	1.13	0.46	1.04	0
8.58	10.82	4.5	0.37	1.48	0.47	1.38	1
7.86	2.63	3.6	0.37	1.46	0.48	1.35	2
7.78	10.04	3.7	0.37	1.31	0.49	1.19	1
7.17	16.51	3.9	0.37	1.91	0.49	1.79	1

9.98	17.76	1.5	0.07	1.40	0.16	1.31	0
8.59	11.14	1.3	0.07	1.80	0.17	1.70	1
7.87	2.92	1.2	0.07	1.75	0.18	1.64	2
7.79	10.52	1.1	0.07	1.66	0.18	1.55	1
7.17	16.64	0.9	0.07	2.19	0.19	2.07	1

See accompanying notes to financial statements.	209

STATE FARM MUTUAL FUND TRUST BOND FUND

(For a share outstanding throughout each period)

	Net asset value, beginning of period	Income from investment operations			Less distributions
		Net investment income (loss)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2013	$11.78	$0.29	$(0.71)	$(0.42)	$(0.29)	$(0.08)	$(0.37)
Year ended 12/31/2012	11.65	0.31	0.13	0.44	(0.31)	—	(0.31)
Year ended 12/31/2011	11.12	0.34	0.53	0.87	(0.34)	—	(0.34)
Year ended 12/31/2010	10.88	0.36	0.24	0.60	(0.36)	—	(0.36)
Year ended 12/31/2009	10.29	0.43	0.59	1.02	(0.43)	—	(0.43)
Class B Shares
Year ended 12/31/2013	11.78	0.24	(0.72)	(0.48)	(0.24)	(0.08)	(0.32)
Year ended 12/31/2012	11.65	0.26	0.13	0.39	(0.26)	—	(0.26)
Year ended 12/31/2011	11.11	0.30	0.54	0.84	(0.30)	—	(0.30)
Year ended 12/31/2010	10.87	0.32	0.24	0.56	(0.32)	—	(0.32)
Year ended 12/31/2009	10.28	0.39	0.59	0.98	(0.39)	—	(0.39)
Legacy Class A Shares
Year ended 12/31/2013	11.79	0.29	(0.71)	(0.42)	(0.29)	(0.08)	(0.37)
Year ended 12/31/2012	11.66	0.31	0.13	0.44	(0.31)	—	(0.31)
Year ended 12/31/2011	11.12	0.34	0.54	0.88	(0.34)	—	(0.34)
Year ended 12/31/2010	10.89	0.36	0.23	0.59	(0.36)	—	(0.36)
Year ended 12/31/2009	10.30	0.44	0.59	1.03	(0.44)	—	(0.44)
Legacy Class B Shares
Year ended 12/31/2013	11.80	0.24	(0.72)	(0.48)	(0.24)	(0.08)	(0.32)
Year ended 12/31/2012	11.67	0.26	0.13	0.39	(0.26)	—	(0.26)
Year ended 12/31/2011	11.13	0.30	0.54	0.84	(0.30)	—	(0.30)
Year ended 12/31/2010	10.89	0.32	0.24	0.56	(0.32)	—	(0.32)
Year ended 12/31/2009	10.30	0.39	0.59	0.98	(0.39)	—	(0.39)
Institutional Shares
Year ended 12/31/2013	11.78	0.32	(0.72)	(0.40)	(0.32)	(0.08)	(0.40)
Year ended 12/31/2012	11.65	0.33	0.13	0.46	(0.33)	—	(0.33)
Year ended 12/31/2011	11.11	0.37	0.54	0.91	(0.37)	—	(0.37)
Year ended 12/31/2010	10.87	0.39	0.24	0.63	(0.39)	—	(0.39)
Year ended 12/31/2009	10.29	0.46	0.58	1.04	(0.46)	—	(0.46)
Class R-1 Shares
Year ended 12/31/2013	11.78	0.25	(0.71)	(0.46)	(0.25)	(0.08)	(0.33)
Year ended 12/31/2012	11.65	0.27	0.13	0.40	(0.27)	—	(0.27)
Year ended 12/31/2011	11.12	0.30	0.53	0.83	(0.30)	—	(0.30)
Year ended 12/31/2010	10.88	0.33	0.24	0.57	(0.33)	—	(0.33)
Year ended 12/31/2009	10.29	0.40	0.59	0.99	(0.40)	—	(0.40)
Class R-2 Shares
Year ended 12/31/2013	11.77	0.27	(0.71)	(0.44)	(0.27)	(0.08)	(0.35)
Year ended 12/31/2012	11.64	0.29	0.13	0.42	(0.29)	—	(0.29)
Year ended 12/31/2011	11.11	0.33	0.53	0.86	(0.33)	—	(0.33)
Year ended 12/31/2010	10.87	0.35	0.24	0.59	(0.35)	—	(0.35)
Year ended 12/31/2009	10.28	0.42	0.59	1.01	(0.42)	—	(0.42)
Class R-3 Shares
Year ended 12/31/2013	11.79	0.31	(0.72)	(0.41)	(0.31)	(0.08)	(0.39)
Year ended 12/31/2012	11.66	0.33	0.13	0.46	(0.33)	—	(0.33)
Year ended 12/31/2011	11.12	0.36	0.54	0.90	(0.36)	—	(0.36)
Year ended 12/31/2010	10.88	0.38	0.24	0.62	(0.38)	—	(0.38)
Year ended 12/31/2009	10.29	0.45	0.59	1.04	(0.45)	—	(0.45)

(a)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

210	See accompanying notes to financial statements.

Net asset value, end of period	Total return (a)	Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
			Expenses	Net investment income (loss)	Expenses	Net investment income (loss)	Portfolio turnover rate

$10.99	(3.61)%	$333.0	0.66%	2.52%	0.66%	2.52%	21%
11.78	3.77	368.6	0.66	2.57	0.66	2.57	8
11.65	7.95	208.9	0.67	2.99	0.67	2.99	8
11.12	5.56	160.5	0.68	3.19	0.68	3.19	16
10.88	10.12	84.6	0.69	4.01	0.69	4.01	11

10.98	(4.08)	11.9	1.06	2.13	1.06	2.13	21
11.78	3.36	12.4	1.06	2.20	1.06	2.20	8
11.65	7.62	10.9	1.07	2.60	1.07	2.60	8
11.11	5.14	9.7	1.08	2.82	1.08	2.82	16
10.87	9.69	8.2	1.09	3.66	1.09	3.66	11

11.00	(3.60)	131.1	0.66	2.52	0.66	2.52	21
11.79	3.77	153.3	0.66	2.60	0.66	2.60	8
11.66	8.05	142.4	0.67	3.00	0.67	3.00	8
11.12	5.46	130.2	0.68	3.23	0.68	3.23	16
10.89	10.12	120.8	0.69	4.08	0.69	4.08	11

11.00	(4.07)	7.4	1.06	2.10	1.06	2.10	21
11.80	3.36	22.8	1.06	2.21	1.06	2.21	8
11.67	7.61	38.1	1.07	2.61	1.07	2.61	8
11.13	5.14	47.3	1.08	2.84	1.08	2.84	16
10.89	9.68	51.9	1.09	3.68	1.09	3.68	11

10.98	(3.45)	185.7	0.41	2.78	0.41	2.78	21
11.78	4.03	175.9	0.41	2.84	0.41	2.84	8
11.65	8.32	140.1	0.42	3.25	0.42	3.25	8
11.11	5.82	124.3	0.43	3.47	0.43	3.47	16
10.87	10.30	105.7	0.44	4.30	0.44	4.30	11

10.99	(3.91)	3.7	0.98	2.20	0.98	2.20	21
11.78	3.44	4.4	0.98	2.28	0.98	2.28	8
11.65	7.61	3.9	0.99	2.68	0.99	2.68	8
11.12	5.22	3.7	1.00	2.92	1.00	2.92	16
10.88	9.77	4.5	1.01	3.75	1.01	3.75	11

10.98	(3.73)	8.1	0.78	2.41	0.78	2.41	21
11.77	3.65	8.6	0.78	2.47	0.78	2.47	8
11.64	7.83	6.7	0.79	2.88	0.79	2.88	8
11.11	5.43	5.9	0.80	3.10	0.80	3.10	16
10.87	10.00	4.9	0.81	3.94	0.81	3.94	11

10.99	(3.51)	1.8	0.48	2.70	0.48	2.70	21
11.79	3.96	2.2	0.48	2.78	0.48	2.78	8
11.66	8.24	1.9	0.49	3.19	0.49	3.19	8
11.12	5.75	1.7	0.50	3.42	0.50	3.42	16
10.88	10.32	1.2	0.51	4.27	0.51	4.27	11

See accompanying notes to financial statements.	211

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

(For a share outstanding throughout each period)

	Net asset value, beginning of period	Income from investment operations			Less distributions
		Net investment income (loss)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (a)	Total distributions
Class A Shares
Year ended 12/31/2013	$11.95	$0.31	$(0.72)	$(0.41)	$(0.31)	$—	$(0.31)
Year ended 12/31/2012	11.68	0.30	0.27	0.57	(0.30)	—	(0.30)
Year ended 12/31/2011	10.90	0.36	0.78	1.14	(0.36)	—	(0.36)
Year ended 12/31/2010	11.13	0.38	(0.22)	0.16	(0.38)	(0.01)	(0.39)
Year ended 12/31/2009	10.51	0.41	0.65	1.06	(0.41)	(0.03)	(0.44)
Class B Shares
Year ended 12/31/2013	11.95	0.26	(0.73)	(0.47)	(0.26)	—	(0.26)
Year ended 12/31/2012	11.68	0.26	0.27	0.53	(0.26)	—	(0.26)
Year ended 12/31/2011	10.89	0.32	0.79	1.11	(0.32)	—	(0.32)
Year ended 12/31/2010	11.13	0.33	(0.23)	0.10	(0.33)	(0.01)	(0.34)
Year ended 12/31/2009	10.50	0.37	0.66	1.03	(0.37)	(0.03)	(0.40)
Legacy Class A Shares
Year ended 12/31/2013	11.93	0.31	(0.72)	(0.41)	(0.31)	—	(0.31)
Year ended 12/31/2012	11.66	0.30	0.27	0.57	(0.30)	—	(0.30)
Year ended 12/31/2011	10.88	0.36	0.78	1.14	(0.36)	—	(0.36)
Year ended 12/31/2010	11.11	0.38	(0.22)	0.16	(0.38)	(0.01)	(0.39)
Year ended 12/31/2009	10.49	0.41	0.65	1.06	(0.41)	(0.03)	(0.44)
Legacy Class B Shares
Year ended 12/31/2013	11.93	0.26	(0.72)	(0.46)	(0.26)	—	(0.26)
Year ended 12/31/2012	11.66	0.26	0.27	0.53	(0.26)	—	(0.26)
Year ended 12/31/2011	10.88	0.32	0.78	1.10	(0.32)	—	(0.32)
Year ended 12/31/2010	11.11	0.33	(0.22)	0.11	(0.33)	(0.01)	(0.34)
Year ended 12/31/2009	10.49	0.37	0.65	1.02	(0.37)	(0.03)	(0.40)

(a)	Net realized gain distributions represent less than $0.01 per share for all classes in 2012.

(b)	Total return does not reflect the effect of sales charges.

212	See accompanying notes to financial statements.

Net asset value, end of period	Total return (b)		Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
			Expenses	Net investment income (loss)	Expenses	Net investment income (loss)	Portfolio turnover rate

$11.23	(3.45)%	$388.2	0.67%	2.68%	0.67%	2.68%	14%
11.95	4.97	453.5	0.66	2.53	0.66	2.53	3
11.68	10.69	211.1	0.68	3.22	0.68	3.22	10
10.90	1.35	159.2	0.68	3.35	0.68	3.35	4
11.13	10.23	91.4	0.70	3.66	0.70	3.66	4

11.22	(3.92)	6.6	1.07	2.29	1.07	2.29	14
11.95	4.55	7.0	1.06	2.16	1.06	2.16	3
11.68	10.35	5.3	1.08	2.83	1.08	2.83	10
10.89	0.86	4.5	1.08	2.97	1.08	2.97	4
11.13	9.91	3.8	1.10	3.34	1.10	3.34	4

11.21	(3.46)	81.3	0.67	2.69	0.67	2.69	14
11.93	4.98	91.6	0.66	2.57	0.66	2.57	3
11.66	10.70	77.7	0.68	3.23	0.68	3.23	10
10.88	1.35	66.2	0.68	3.38	0.68	3.38	4
11.11	10.25	66.9	0.70	3.74	0.70	3.74	4

11.21	(3.85)	1.0	1.05	2.12	1.05	2.12	14
11.93	4.56	16.7	1.06	2.18	1.06	2.18	3
11.66	10.26	25.9	1.08	2.84	1.08	2.84	10
10.88	0.95	25.1	1.08	2.98	1.08	2.98	4
11.11	9.81	26.1	1.10	3.34	1.10	3.34	4

See accompanying notes to financial statements.	213

STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (a)	Net gain (loss) on investments (both realized and unrealized) (b)	Total from investment operations	Net investment income (a)	Total distributions
Class A Shares
Year ended 12/31/2013	$1.00	$—	$—	$—	$—	$—
Year ended 12/31/2012	1.00	—	—	—	—	—
Year ended 12/31/2011	1.00	—	—	—	—	—
Year ended 12/31/2010	1.00	—	—	—	—	—
Year ended 12/31/2009	1.00	—	—	—	—	—
Class B Shares
Year ended 12/31/2013	1.00	—	—	—	—	—
Year ended 12/31/2012	1.00	—	—	—	—	—
Year ended 12/31/2011	1.00	—	—	—	—	—
Year ended 12/31/2010	1.00	—	—	—	—	—
Year ended 12/31/2009	1.00	—	—	—	—	—
Legacy Class A Shares
Year ended 12/31/2013	1.00	—	—	—	—	—
Year ended 12/31/2012	1.00	—	—	—	—	—
Year ended 12/31/2011	1.00	—	—	—	—	—
Year ended 12/31/2010	1.00	—	—	—	—	—
Year ended 12/31/2009	1.00	—	—	—	—	—
Legacy Class B Shares
Year ended 12/31/2013	1.00	—	—	—	—	—
Year ended 12/31/2012	1.00	—	—	—	—	—
Year ended 12/31/2011	1.00	—	—	—	—	—
Year ended 12/31/2010	1.00	—	—	—	—	—
Year ended 12/31/2009	1.00	—	—	—	—	—
Institutional Shares
Year ended 12/31/2013	1.00	—	—	—	—	—
Year ended 12/31/2012	1.00	—	—	—	—	—
Year ended 12/31/2011	1.00	—	—	—	—	—
Year ended 12/31/2010	1.00	—	—	—	—	—
Year ended 12/31/2009	1.00	—	—	—	—	—
Class R-1 Shares
Year ended 12/31/2013	1.00	—	—	—	—	—
Year ended 12/31/2012	1.00	—	—	—	—	—
Year ended 12/31/2011	1.00	—	—	—	—	—
Year ended 12/31/2010	1.00	—	—	—	—	—
Year ended 12/31/2009	1.00	—	—	—	—	—
Class R-2 Shares
Year ended 12/31/2013	1.00	—	—	—	—	—
Year ended 12/31/2012	1.00	—	—	—	—	—
Year ended 12/31/2011	1.00	—	—	—	—	—
Year ended 12/31/2010	1.00	—	—	—	—	—
Year ended 12/31/2009	1.00	—	—	—	—	—
Class R-3 Shares
Year ended 12/31/2013	1.00	—	—	—	—	—
Year ended 12/31/2012	1.00	—	—	—	—	—
Year ended 12/31/2011	1.00	—	—	—	—	—
Year ended 12/31/2010	1.00	—	—	—	—	—
Year ended 12/31/2009	1.00	—	—	—	—	—

(a)	Net investment income and distributions represent less than $0.01 per share for Institutional and Class R-3 shares in 2013, 2012, 2011 and 2010 and all classes in 2009.
(b)	Net gain (loss) on investments represents less than $0.01 per share for all classes in 2013.

(c)	Total return does not reflect the effect of sales charge for Class B and Legacy Class B shares. All other classes do not have a sales charge.

(d)	Net investment income and Total return represent less than 0.005% per share for Institutional and Class R-3 shares in 2013, 2012, 2011 and 2010.

(e)	The expense ratios for 2013, 2012, 2011, 2010 and 2009 include the effect of the voluntary fee waivers by SFIMC and VP Management Corp. described in Note 7 under Expense Reduction Agreements.

214	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios		Average Net Asset ratios
			assuming expense reductions		absent expense reductions
Net asset value, end of period	Total return (c) (d)	Net assets, end of period (millions)	Expenses (e)	Net investment income (d)	Expenses	Net investment income

$1.00	0.00%	$164.2	0.09%	0.00%	0.59%	(0.50)%
1.00	0.00	119.8	0.11	0.00	0.59	(0.48)
1.00	0.00	106.8	0.11	0.00	0.60	(0.49)
1.00	0.00	94.0	0.17	0.00	0.60	(0.43)
1.00	0.04	80.8	0.29	0.04	0.61	(0.28)

1.00	0.00	0.7	0.09	0.00	0.99	(0.90)
1.00	0.00	3.1	0.11	0.00	0.99	(0.88)
1.00	0.00	3.2	0.11	0.00	1.00	(0.89)
1.00	0.00	3.1	0.17	0.00	1.00	(0.83)
1.00	0.01	3.3	0.32	0.01	1.01	(0.68)

1.00	0.00	71.0	0.09	0.00	0.59	(0.50)
1.00	0.00	75.4	0.11	0.00	0.59	(0.48)
1.00	0.00	80.5	0.11	0.00	0.60	(0.49)
1.00	0.00	75.0	0.17	0.00	0.60	(0.43)
1.00	0.04	88.8	0.30	0.04	0.61	(0.27)

1.00	0.00	2.0	0.09	0.00	0.99	(0.90)
1.00	0.00	5.2	0.11	0.00	0.99	(0.88)
1.00	0.00	7.7	0.12	0.00	1.00	(0.88)
1.00	0.00	8.6	0.17	0.00	1.00	(0.83)
1.00	0.01	10.7	0.32	0.01	1.01	(0.68)

1.00	0.00	59.2	0.09	0.00	0.44	(0.35)
1.00	0.00	59.5	0.11	0.00	0.44	(0.33)
1.00	0.00	52.0	0.11	0.00	0.45	(0.34)
1.00	0.00	40.8	0.17	0.00	0.45	(0.28)
1.00	0.06	38.4	0.28	0.06	0.46	(0.12)

1.00	0.00	4.6	0.09	0.00	0.91	(0.82)
1.00	0.00	5.6	0.11	0.00	0.91	(0.80)
1.00	0.00	5.6	0.12	0.00	0.92	(0.80)
1.00	0.00	5.9	0.17	0.00	0.92	(0.75)
1.00	0.02	7.0	0.32	0.02	0.93	(0.59)

1.00	0.00	14.4	0.09	0.00	0.71	(0.62)
1.00	0.00	17.4	0.11	0.00	0.71	(0.60)
1.00	0.00	15.8	0.11	0.00	0.72	(0.61)
1.00	0.00	14.5	0.17	0.00	0.72	(0.55)
1.00	0.03	13.4	0.31	0.03	0.73	(0.39)

1.00	0.00	1.5	0.09	0.00	0.51	(0.42)
1.00	0.00	2.2	0.11	0.00	0.51	(0.40)
1.00	0.00	2.5	0.11	0.00	0.52	(0.41)
1.00	0.00	3.1	0.17	0.00	0.52	(0.35)
1.00	0.05	1.9	0.28	0.05	0.53	(0.20)

See accompanying notes to financial statements.	215

STATE FARM MUTUAL FUND TRUST LIFEPATH RETIREMENT FUND

(For a share outstanding throughout each period)

	Net asset value, beginning of period	Income from investment operations			Less distributions
		Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2013	$12.20	$0.13	$0.57	$0.70	$(0.13)	$(0.40)	$(0.53)
Year ended 12/31/2012	11.69	0.17	0.80	0.97	(0.19)	(0.27)	(0.46)
Year ended 12/31/2011	11.51	0.22	0.18	0.40	(0.22)	—	(0.22)
Year ended 12/31/2010	10.77	0.19	0.76	0.95	(0.19)	(0.02)	(0.21)
Year ended 12/31/2009	9.42	0.25	1.39	1.64	(0.29)	—	(0.29)
Class B Shares
Year ended 12/31/2013	12.27	0.09	0.58	0.67	(0.09)	(0.40)	(0.49)
Year ended 12/31/2012	11.75	0.10	0.81	0.91	(0.12)	(0.27)	(0.39)
Year ended 12/31/2011	11.57	0.14	0.18	0.32	(0.14)	—	(0.14)
Year ended 12/31/2010	10.82	0.11	0.77	0.88	(0.11)	(0.02)	(0.13)
Year ended 12/31/2009	9.46	0.18	1.40	1.58	(0.22)	—	(0.22)
Legacy Class A Shares
Year ended 12/31/2013	12.44	0.13	0.59	0.72	(0.12)	(0.40)	(0.52)
Year ended 12/31/2012	11.91	0.17	0.81	0.98	(0.18)	(0.27)	(0.45)
Year ended 12/31/2011	11.73	0.22	0.18	0.40	(0.22)	—	(0.22)
Year ended 12/31/2010	10.96	0.19	0.78	0.97	(0.18)	(0.02)	(0.20)
Year ended 12/31/2009	9.57	0.26	1.42	1.68	(0.29)	—	(0.29)
Legacy Class B Shares
Year ended 12/31/2013	12.49	0.08	0.59	0.67	(0.07)	(0.40)	(0.47)
Year ended 12/31/2012	11.95	0.12	0.81	0.93	(0.12)	(0.27)	(0.39)
Year ended 12/31/2011	11.76	0.18	0.18	0.36	(0.17)	—	(0.17)
Year ended 12/31/2010	10.99	0.14	0.79	0.93	(0.14)	(0.02)	(0.16)
Year ended 12/31/2009	9.60	0.20	1.44	1.64	(0.25)	—	(0.25)
Institutional Shares
Year ended 12/31/2013	12.44	0.16	0.59	0.75	(0.15)	(0.40)	(0.55)
Year ended 12/31/2012	11.92	0.20	0.80	1.00	(0.21)	(0.27)	(0.48)
Year ended 12/31/2011	11.73	0.25	0.19	0.44	(0.25)	—	(0.25)
Year ended 12/31/2010	10.96	0.22	0.78	1.00	(0.21)	(0.02)	(0.23)
Year ended 12/31/2009	9.58	0.28	1.41	1.69	(0.31)	—	(0.31)
Class R-1 Shares
Year ended 12/31/2013	12.24	0.09	0.58	0.67	(0.09)	(0.40)	(0.49)
Year ended 12/31/2012	11.72	0.13	0.80	0.93	(0.14)	(0.27)	(0.41)
Year ended 12/31/2011	11.54	0.18	0.18	0.36	(0.18)	—	(0.18)
Year ended 12/31/2010	10.79	0.15	0.76	0.91	(0.14)	(0.02)	(0.16)
Year ended 12/31/2009	9.43	0.22	1.40	1.62	(0.26)	—	(0.26)
Class R-2 Shares
Year ended 12/31/2013	12.48	0.11	0.59	0.70	(0.11)	(0.40)	(0.51)
Year ended 12/31/2012	11.94	0.15	0.83	0.98	(0.17)	(0.27)	(0.44)
Year ended 12/31/2011	11.75	0.21	0.19	0.40	(0.21)	—	(0.21)
Year ended 12/31/2010	10.99	0.18	0.77	0.95	(0.17)	(0.02)	(0.19)
Year ended 12/31/2009	9.60	0.24	1.43	1.67	(0.28)	—	(0.28)
Class R-3 Shares
Year ended 12/31/2013	12.43	0.15	0.60	0.75	(0.15)	(0.40)	(0.55)
Year ended 12/31/2012	11.90	0.19	0.81	1.00	(0.20)	(0.27)	(0.47)
Year ended 12/31/2011	11.71	0.25	0.18	0.43	(0.24)	—	(0.24)
Year ended 12/31/2010	10.95	0.21	0.77	0.98	(0.20)	(0.02)	(0.22)
Year ended 12/31/2009	9.56	0.26	1.44	1.70	(0.31)	—	(0.31)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements described in Note 7; but do not reflect indirect proportionate share of the expenses of the BlackRock Cash Funds, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.25% and 1.83%, respectively, for the year ended December 31, 2013.

(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(d)	The expense ratios include the effect of the expense reduction changes described in Note 7 under Expense Reduction Agreements.

(e)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements described in Note 7 or indirect proportionate share of the expenses of the BlackRock Cash Funds, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.54% and 1.54%, respectively, for the year ended December 31, 2013.

(f)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011, 2010 and 2009, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the year-end 2013 presentation, portfolio turnover rate would have been 13%, 20%, 14% and 18% for the years ended 2012, 2011, 2010 and 2009, respectively. For 2009, excludes in-kind contribution of portfolio securities received in a fund merger on November 20, 2009.

216	See accompanying notes to financial statements.

Net asset value, end of period	Total return (c)	Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions		Portfolio turnover rate (f)
			Expenses (b) (d)	Net investment income (loss) (b)	Expenses (e)	Net investment income (loss) (e)

$12.37	5.80%	$652.2	1.07%	1.02%	1.45%	0.64%	17%
12.20	8.31	483.2	1.14	1.37	1.45	1.06	4
11.69	3.51	352.7	1.17	1.89	1.47	1.59	4
11.51	8.92	266.9	1.17	1.71	1.51	1.37	4
10.77	17.62	191.3	1.21	2.72	1.65	2.28	6

12.45	5.51	12.7	1.37	0.72	1.75	0.34	17
12.27	7.65	11.4	1.69	0.81	2.00	0.50	4
11.75	2.85	10.3	1.87	1.18	2.17	0.88	4
11.57	8.22	9.5	1.87	0.99	2.21	0.65	4
10.82	16.86	8.2	1.91	1.95	2.38	1.48	6

12.64	5.81	282.7	1.07	1.02	1.45	0.64	17
12.44	8.29	276.9	1.14	1.36	1.45	1.05	4
11.91	3.50	258.3	1.17	1.88	1.47	1.58	4
11.73	9.01	263.0	1.17	1.68	1.51	1.34	4
10.96	17.61	261.1	1.21	2.72	1.66	2.27	6

12.69	5.39	14.7	1.48	0.60	1.86	0.22	17
12.49	7.85	23.2	1.54	0.93	1.85	0.62	4
11.95	3.06	34.6	1.57	1.47	1.87	1.17	4
11.76	8.55	44.4	1.57	1.28	1.91	0.94	4
10.99	17.22	46.0	1.61	2.21	2.05	1.77	6

12.64	6.15	89.8	0.82	1.27	1.20	0.89	17
12.44	8.47	78.5	0.89	1.62	1.20	1.31	4
11.92	3.78	64.6	0.92	2.14	1.22	1.84	4
11.73	9.29	57.1	0.92	1.94	1.26	1.60	4
10.96	17.90	53.1	0.96	2.94	1.38	2.52	6

12.42	5.50	6.4	1.39	0.70	1.77	0.32	17
12.24	8.00	5.8	1.46	1.03	1.77	0.72	4
11.72	3.16	5.3	1.49	1.56	1.79	1.26	4
11.54	8.59	5.3	1.49	1.34	1.83	1.00	4
10.79	17.34	6.5	1.53	2.42	2.00	1.95	6

12.67	5.64	19.9	1.19	0.89	1.57	0.51	17
12.48	8.14	19.1	1.26	1.23	1.57	0.92	4
11.94	3.38	16.6	1.29	1.77	1.59	1.47	4
11.75	8.88	16.5	1.29	1.59	1.63	1.25	4
10.99	17.55	12.1	1.33	2.53	1.76	2.10	6

12.63	6.09	1.7	0.89	1.20	1.27	0.82	17
12.43	8.44	1.6	0.96	1.53	1.27	1.22	4
11.90	3.71	1.6	0.99	2.06	1.29	1.76	4
11.71	9.13	1.3	0.99	1.86	1.33	1.52	4
10.95	17.87	1.1	1.02	2.76	1.42	2.36	6

See accompanying notes to financial statements.	217

STATE FARM MUTUAL FUND TRUST LIFEPATH 2020 FUND

(For a share outstanding throughout each period)

	Net asset value, beginning of period	Income from investment operations			Less distributions
		Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2013	$13.91	$0.17	$1.13	$1.30	$(0.17)	$(0.59)	$(0.76)
Year ended 12/31/2012	12.79	0.20	1.15	1.35	(0.21)	(0.02)	(0.23)
Year ended 12/31/2011	12.86	0.22	(0.08)	0.14	(0.21)	—	(0.21)
Year ended 12/31/2010	11.81	0.19	1.04	1.23	(0.18)	—	(0.18)
Year ended 12/31/2009	9.85	0.24	1.95	2.19	(0.23)	—	(0.23)
Class B Shares
Year ended 12/31/2013	13.82	0.07	1.13	1.20	(0.07)	(0.59)	(0.66)
Year ended 12/31/2012	12.72	0.10	1.14	1.24	(0.12)	(0.02)	(0.14)
Year ended 12/31/2011	12.79	0.13	(0.08)	0.05	(0.12)	—	(0.12)
Year ended 12/31/2010	11.75	0.10	1.04	1.14	(0.10)	—	(0.10)
Year ended 12/31/2009	9.82	0.17	1.92	2.09	(0.16)	—	(0.16)
Legacy Class A Shares
Year ended 12/31/2013	13.86	0.17	1.13	1.30	(0.17)	(0.59)	(0.76)
Year ended 12/31/2012	12.74	0.20	1.15	1.35	(0.21)	(0.02)	(0.23)
Year ended 12/31/2011	12.81	0.22	(0.08)	0.14	(0.21)	—	(0.21)
Year ended 12/31/2010	11.75	0.18	1.05	1.23	(0.17)	—	(0.17)
Year ended 12/31/2009	9.80	0.24	1.93	2.17	(0.22)	—	(0.22)
Legacy Class B Shares
Year ended 12/31/2013	13.88	0.10	1.14	1.24	(0.08)	(0.59)	(0.67)
Year ended 12/31/2012	12.74	0.13	1.15	1.28	(0.12)	(0.02)	(0.14)
Year ended 12/31/2011	12.79	0.16	(0.07)	0.09	(0.14)	—	(0.14)
Year ended 12/31/2010	11.74	0.14	1.03	1.17	(0.12)	—	(0.12)
Year ended 12/31/2009	9.79	0.19	1.94	2.13	(0.18)	—	(0.18)
Institutional Shares
Year ended 12/31/2013	13.93	0.20	1.15	1.35	(0.20)	(0.59)	(0.79)
Year ended 12/31/2012	12.81	0.23	1.15	1.38	(0.24)	(0.02)	(0.26)
Year ended 12/31/2011	12.88	0.25	(0.08)	0.17	(0.24)	—	(0.24)
Year ended 12/31/2010	11.81	0.22	1.05	1.27	(0.20)	—	(0.20)
Year ended 12/31/2009	9.85	0.27	1.94	2.21	(0.25)	—	(0.25)
Class R-1 Shares
Year ended 12/31/2013	13.84	0.12	1.14	1.26	(0.12)	(0.59)	(0.71)
Year ended 12/31/2012	12.73	0.15	1.15	1.30	(0.17)	(0.02)	(0.19)
Year ended 12/31/2011	12.81	0.18	(0.09)	0.09	(0.17)	—	(0.17)
Year ended 12/31/2010	11.75	0.14	1.05	1.19	(0.13)	—	(0.13)
Year ended 12/31/2009	9.80	0.21	1.94	2.15	(0.20)	—	(0.20)
Class R-2 Shares
Year ended 12/31/2013	13.86	0.15	1.13	1.28	(0.15)	(0.59)	(0.74)
Year ended 12/31/2012	12.75	0.18	1.15	1.33	(0.20)	(0.02)	(0.22)
Year ended 12/31/2011	12.82	0.20	(0.07)	0.13	(0.20)	—	(0.20)
Year ended 12/31/2010	11.77	0.18	1.03	1.21	(0.16)	—	(0.16)
Year ended 12/31/2009	9.82	0.23	1.94	2.17	(0.22)	—	(0.22)
Class R-3 Shares
Year ended 12/31/2013	13.90	0.19	1.15	1.34	(0.19)	(0.59)	(0.78)
Year ended 12/31/2012	12.76	0.22	1.16	1.38	(0.22)	(0.02)	(0.24)
Year ended 12/31/2011	12.83	0.24	(0.08)	0.16	(0.23)	—	(0.23)
Year ended 12/31/2010	11.77	0.21	1.04	1.25	(0.19)	—	(0.19)
Year ended 12/31/2009	9.81	0.26	1.95	2.21	(0.25)	—	(0.25)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements described in Note 7; but do not reflect indirect proportionate share of the expenses of the BlackRock Cash Funds, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.23% and 1.97%, respectively, for the year ended December 31, 2013.

(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(d)	The expense ratios include the effect of the expense reduction change described in Note 7 under Expense Reduction Agreements.

(e)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements described in Note 7 or indirect proportionate share of the expenses of the BlackRock Cash Funds, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.53% and 1.67%, respectively, for the year ended December 31, 2013.

(f)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011, 2010 and 2009, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the year-end 2013 presentation, portfolio turnover rate would have been 15%, 23%, 13% and 16% for the years ended 2012, 2011, 2010 and 2009, respectively.

218	See accompanying notes to financial statements.

Net asset value, end of period	Total return (c)	Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
		Net assets, end of period (millions)	Expenses (b) (d)	Net investment income (loss) (b)	Expenses (e)	Net investment income (loss) (e)	Portfolio turnover rate (f)

$14.45	9.34%	$989.9	1.04%	1.18%	1.44%	0.78%	19%
13.91	10.59	727.4	1.11	1.47	1.45	1.13	5
12.79	1.12	537.2	1.13	1.70	1.45	1.38	5
12.86	10.40	433.6	1.13	1.56	1.48	1.21	4
11.81	22.25	297.0	1.13	2.30	1.48	1.95	6

14.36	8.66	32.8	1.74	0.46	2.15	0.05	19
13.82	9.75	28.4	1.81	0.75	2.15	0.41	5
12.72	0.42	24.1	1.83	0.98	2.15	0.66	5
12.79	9.66	21.9	1.83	0.85	2.18	0.50	4
11.75	21.31	17.2	1.83	1.59	2.18	1.24	6

14.40	9.32	434.3	1.04	1.16	1.45	0.75	19
13.86	10.59	399.0	1.11	1.45	1.45	1.11	5
12.74	1.09	356.9	1.13	1.68	1.45	1.36	5
12.81	10.47	358.8	1.13	1.53	1.48	1.18	4
11.75	22.17	334.4	1.13	2.25	1.48	1.90	6

14.45	8.90	33.6	1.45	0.71	1.85	0.31	19
13.88	10.11	46.9	1.52	1.00	1.85	0.67	5
12.74	0.71	62.5	1.53	1.26	1.85	0.94	5
12.79	9.96	76.3	1.53	1.12	1.88	0.77	4
11.74	21.76	74.0	1.53	1.86	1.88	1.51	6

14.49	9.69	171.4	0.79	1.41	1.20	1.00	19
13.93	10.80	145.4	0.86	1.70	1.20	1.36	5
12.81	1.34	125.4	0.88	1.94	1.20	1.62	5
12.88	10.77	114.3	0.88	1.80	1.23	1.45	4
11.81	22.47	91.1	0.88	2.53	1.23	2.18	6

14.39	9.07	17.5	1.36	0.83	1.77	0.42	19
13.84	10.16	16.4	1.43	1.14	1.77	0.80	5
12.73	0.77	13.1	1.45	1.35	1.77	1.03	5
12.81	10.10	12.2	1.45	1.17	1.80	0.82	4
11.75	21.90	12.3	1.45	1.97	1.80	1.62	6

14.40	9.21	45.2	1.16	1.03	1.57	0.62	19
13.86	10.43	40.8	1.23	1.35	1.57	1.01	5
12.75	0.99	30.4	1.25	1.57	1.57	1.25	5
12.82	10.31	26.9	1.25	1.45	1.60	1.10	4
11.77	22.12	16.5	1.25	2.18	1.60	1.83	6

14.46	9.58	2.9	0.87	1.34	1.27	0.94	19
13.90	10.77	2.7	0.94	1.59	1.28	1.25	5
12.76	1.29	2.7	0.95	1.85	1.27	1.53	5
12.83	10.60	2.9	0.95	1.70	1.30	1.35	4
11.77	22.48	2.8	0.95	2.45	1.30	2.10	6

See accompanying notes to financial statements.	219

STATE FARM MUTUAL FUND TRUST LIFEPATH 2030 FUND

(For a share outstanding throughout each period)

	Net asset value, beginning of period	Income from investment operations			Less distributions
		Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2013	$14.22	$0.20	$1.70	$1.90	$(0.21)	$(0.64)	$(0.85)
Year ended 12/31/2012	12.82	0.21	1.41	1.62	(0.22)	—	(0.22)
Year ended 12/31/2011	13.15	0.20	(0.34)	(0.14)	(0.19)	—	(0.19)
Year ended 12/31/2010	11.95	0.18	1.19	1.37	(0.17)	—	(0.17)
Year ended 12/31/2009	9.70	0.22	2.24	2.46	(0.21)	—	(0.21)
Class B Shares
Year ended 12/31/2013	14.16	0.09	1.69	1.78	(0.10)	(0.64)	(0.74)
Year ended 12/31/2012	12.77	0.11	1.40	1.51	(0.12)	—	(0.12)
Year ended 12/31/2011	13.10	0.11	(0.34)	(0.23)	(0.10)	—	(0.10)
Year ended 12/31/2010	11.91	0.09	1.18	1.27	(0.08)	—	(0.08)
Year ended 12/31/2009	9.69	0.15	2.21	2.36	(0.14)	—	(0.14)
Legacy Class A Shares
Year ended 12/31/2013	14.23	0.20	1.70	1.90	(0.20)	(0.64)	(0.84)
Year ended 12/31/2012	12.83	0.21	1.40	1.61	(0.21)	—	(0.21)
Year ended 12/31/2011	13.15	0.20	(0.33)	(0.13)	(0.19)	—	(0.19)
Year ended 12/31/2010	11.94	0.17	1.20	1.37	(0.16)	—	(0.16)
Year ended 12/31/2009	9.69	0.21	2.24	2.45	(0.20)	—	(0.20)
Legacy Class B Shares
Year ended 12/31/2013	14.21	0.12	1.72	1.84	(0.11)	(0.64)	(0.75)
Year ended 12/31/2012	12.79	0.15	1.40	1.55	(0.13)	—	(0.13)
Year ended 12/31/2011	13.10	0.14	(0.33)	(0.19)	(0.12)	—	(0.12)
Year ended 12/31/2010	11.89	0.12	1.20	1.32	(0.11)	—	(0.11)
Year ended 12/31/2009	9.66	0.17	2.22	2.39	(0.16)	—	(0.16)
Institutional Shares
Year ended 12/31/2013	14.29	0.24	1.71	1.95	(0.24)	(0.64)	(0.88)
Year ended 12/31/2012	12.88	0.25	1.41	1.66	(0.25)	—	(0.25)
Year ended 12/31/2011	13.21	0.23	(0.34)	(0.11)	(0.22)	—	(0.22)
Year ended 12/31/2010	11.99	0.21	1.20	1.41	(0.19)	—	(0.19)
Year ended 12/31/2009	9.73	0.25	2.24	2.49	(0.23)	—	(0.23)
Class R-1 Shares
Year ended 12/31/2013	14.16	0.15	1.69	1.84	(0.16)	(0.64)	(0.80)
Year ended 12/31/2012	12.76	0.16	1.41	1.57	(0.17)	—	(0.17)
Year ended 12/31/2011	13.08	0.15	(0.32)	(0.17)	(0.15)	—	(0.15)
Year ended 12/31/2010	11.88	0.13	1.19	1.32	(0.12)	—	(0.12)
Year ended 12/31/2009	9.66	0.19	2.20	2.39	(0.17)	—	(0.17)
Class R-2 Shares
Year ended 12/31/2013	14.20	0.17	1.71	1.88	(0.18)	(0.64)	(0.82)
Year ended 12/31/2012	12.81	0.20	1.40	1.60	(0.21)	—	(0.21)
Year ended 12/31/2011	13.13	0.19	(0.34)	(0.15)	(0.17)	—	(0.17)
Year ended 12/31/2010	11.94	0.16	1.18	1.34	(0.15)	—	(0.15)
Year ended 12/31/2009	9.69	0.20	2.24	2.44	(0.19)	—	(0.19)
Class R-3 Shares
Year ended 12/31/2013	14.29	0.22	1.72	1.94	(0.22)	(0.64)	(0.86)
Year ended 12/31/2012	12.87	0.23	1.42	1.65	(0.23)	—	(0.23)
Year ended 12/31/2011	13.19	0.22	(0.33)	(0.11)	(0.21)	—	(0.21)
Year ended 12/31/2010	11.98	0.20	1.19	1.39	(0.18)	—	(0.18)
Year ended 12/31/2009	9.71	0.24	2.25	2.49	(0.22)	—	(0.22)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements described in Note 7; but do not reflect indirect proportionate share of the expenses of the BlackRock Cash Funds, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.20% and 2.13%, respectively, for the year ended December 31, 2013.

(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(d)	The expense ratios include the effect of the expense reduction change described in Note 7 under Expense Reduction Agreements.

(e)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements described in Note 7 or indirect proportionate share of the expenses of the BlackRock Cash Funds, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.52% and 1.81%, respectively, for the year ended December 31, 2013.

(f)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011, 2010 and 2009, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the year-end 2013 presentation, portfolio turnover rate would have been 16%, 20%, 10% and 13% for the years ended 2012, 2011, 2010 and 2009, respectively.

220	See accompanying notes to financial statements.

Net asset value, end of period	Total return (c)	Ratios/supplemental data
		Average Net Asset ratios assuming expense reductions			Average Net Asset ratios absent expense reductions
		Net assets, end of period (millions)	Expenses (b)(d)	Net investment income (loss) (b)	Expenses (e)	Net investment income (loss) (e)	Portfolio turnover rate (f)

$15.27	13.40%	$927.4	1.02%	1.34%	1.45%	0.91%	22%
14.22	12.61	657.8	1.10	1.54	1.46	1.18	5
12.82	(1.04)	483.8	1.12	1.52	1.45	1.19	7
13.15	11.42	399.1	1.11	1.45	1.47	1.09	3
11.95	25.31	263.6	1.11	2.10	1.47	1.74	7

15.20	12.58	41.8	1.73	0.62	2.16	0.19	22
14.16	11.84	34.4	1.80	0.83	2.16	0.47	5
12.77	(1.74)	28.3	1.82	0.80	2.15	0.47	7
13.10	10.67	26.1	1.81	0.73	2.17	0.37	3
11.91	24.33	20.4	1.81	1.40	2.16	1.05	7

15.29	13.34	341.8	1.03	1.31	1.46	0.88	22
14.23	12.56	296.6	1.10	1.52	1.46	1.16	5
12.83	(1.00)	258.1	1.11	1.50	1.45	1.16	7
13.15	11.44	260.0	1.11	1.41	1.47	1.05	3
11.94	25.26	238.7	1.11	2.06	1.47	1.70	7

15.30	12.91	30.5	1.43	0.82	1.86	0.39	22
14.21	12.15	41.5	1.50	1.06	1.85	0.71	5
12.79	(1.44)	50.6	1.51	1.07	1.85	0.73	7
13.10	11.06	60.9	1.51	1.00	1.87	0.64	3
11.89	24.69	58.7	1.51	1.66	1.87	1.30	7

15.36	13.63	191.9	0.78	1.57	1.21	1.14	22
14.29	12.86	153.5	0.85	1.78	1.21	1.42	5
12.88	(0.82)	125.4	0.87	1.76	1.20	1.43	7
13.21	11.75	114.6	0.86	1.67	1.22	1.31	3
11.99	25.55	92.1	0.86	2.34	1.22	1.98	7

15.20	12.99	24.9	1.34	1.01	1.77	0.58	22
14.16	12.32	19.8	1.42	1.19	1.78	0.83	5
12.76	(1.32)	16.3	1.43	1.16	1.77	0.82	7
13.08	11.09	15.9	1.43	1.07	1.79	0.71	3
11.88	24.77	13.9	1.43	1.77	1.79	1.41	7

15.26	13.23	41.7	1.15	1.15	1.58	0.72	22
14.20	12.45	40.4	1.22	1.43	1.58	1.07	5
12.81	(1.11)	26.3	1.24	1.41	1.57	1.08	7
13.13	11.32	23.9	1.23	1.34	1.59	0.98	3
11.94	25.09	14.8	1.23	1.96	1.59	1.60	7

15.37	13.56	3.7	0.85	1.47	1.28	1.04	22
14.29	12.85	3.5	0.92	1.69	1.28	1.33	5
12.87	(0.85)	2.9	0.93	1.66	1.27	1.32	7
13.19	11.60	3.1	0.93	1.62	1.29	1.26	3
11.98	25.67	2.2	0.93	2.30	1.29	1.94	7

See accompanying notes to financial statements.	221

STATE FARM MUTUAL FUND TRUST LIFEPATH 2040 FUND

(For a share outstanding throughout each period)

	Net asset value, beginning of period	Income from investment operations			Less distributions
		Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2013	$14.46	$0.23	$2.18	$2.41	$(0.23)	$(0.65)	$(0.88)
Year ended 12/31/2012	12.85	0.22	1.62	1.84	(0.23)	—	(0.23)
Year ended 12/31/2011	13.41	0.18	(0.56)	(0.38)	(0.18)	—	(0.18)
Year ended 12/31/2010	12.08	0.16	1.32	1.48	(0.15)	—	(0.15)
Year ended 12/31/2009	9.62	0.20	2.45	2.65	(0.19)	—	(0.19)
Class B Shares
Year ended 12/31/2013	14.40	0.11	2.16	2.27	(0.12)	(0.65)	(0.77)
Year ended 12/31/2012	12.80	0.12	1.61	1.73	(0.13)	—	(0.13)
Year ended 12/31/2011	13.35	0.09	(0.55)	(0.46)	(0.09)	—	(0.09)
Year ended 12/31/2010	12.04	0.07	1.31	1.38	(0.07)	—	(0.07)
Year ended 12/31/2009	9.60	0.13	2.43	2.56	(0.12)	—	(0.12)
Legacy Class A Shares
Year ended 12/31/2013	14.50	0.22	2.18	2.40	(0.22)	(0.65)	(0.87)
Year ended 12/31/2012	12.88	0.22	1.62	1.84	(0.22)	—	(0.22)
Year ended 12/31/2011	13.42	0.18	(0.55)	(0.37)	(0.17)	—	(0.17)
Year ended 12/31/2010	12.09	0.16	1.32	1.48	(0.15)	—	(0.15)
Year ended 12/31/2009	9.62	0.19	2.46	2.65	(0.18)	—	(0.18)
Legacy Class B Shares
Year ended 12/31/2013	14.50	0.14	2.20	2.34	(0.14)	(0.65)	(0.79)
Year ended 12/31/2012	12.87	0.16	1.62	1.78	(0.15)	—	(0.15)
Year ended 12/31/2011	13.40	0.12	(0.54)	(0.42)	(0.11)	—	(0.11)
Year ended 12/31/2010	12.07	0.11	1.32	1.43	(0.10)	—	(0.10)
Year ended 12/31/2009	9.61	0.15	2.45	2.60	(0.14)	—	(0.14)
Institutional Shares
Year ended 12/31/2013	14.56	0.27	2.19	2.46	(0.26)	(0.65)	(0.91)
Year ended 12/31/2012	12.93	0.26	1.63	1.89	(0.26)	—	(0.26)
Year ended 12/31/2011	13.48	0.22	(0.56)	(0.34)	(0.21)	—	(0.21)
Year ended 12/31/2010	12.15	0.19	1.32	1.51	(0.18)	—	(0.18)
Year ended 12/31/2009	9.66	0.23	2.47	2.70	(0.21)	—	(0.21)
Class R-1 Shares
Year ended 12/31/2013	14.41	0.17	2.17	2.34	(0.18)	(0.65)	(0.83)
Year ended 12/31/2012	12.80	0.17	1.62	1.79	(0.18)	—	(0.18)
Year ended 12/31/2011	13.34	0.13	(0.54)	(0.41)	(0.13)	—	(0.13)
Year ended 12/31/2010	12.02	0.12	1.31	1.43	(0.11)	—	(0.11)
Year ended 12/31/2009	9.59	0.16	2.42	2.58	(0.15)	—	(0.15)
Class R-2 Shares
Year ended 12/31/2013	14.46	0.20	2.18	2.38	(0.20)	(0.65)	(0.85)
Year ended 12/31/2012	12.85	0.21	1.61	1.82	(0.21)	—	(0.21)
Year ended 12/31/2011	13.40	0.17	(0.56)	(0.39)	(0.16)	—	(0.16)
Year ended 12/31/2010	12.08	0.15	1.31	1.46	(0.14)	—	(0.14)
Year ended 12/31/2009	9.62	0.19	2.45	2.64	(0.18)	—	(0.18)
Class R-3 Shares
Year ended 12/31/2013	14.70	0.25	2.21	2.46	(0.25)	(0.65)	(0.90)
Year ended 12/31/2012	13.05	0.24	1.65	1.89	(0.24)	—	(0.24)
Year ended 12/31/2011	13.60	0.21	(0.56)	(0.35)	(0.20)	—	(0.20)
Year ended 12/31/2010	12.25	0.19	1.33	1.52	(0.17)	—	(0.17)
Year ended 12/31/2009	9.64	0.23	2.58	2.81	(0.20)	—	(0.20)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements described in Note 7; but do not reflect indirect proportionate share of the expenses of the BlackRock Cash Funds, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.18% and 2.26%, respectively, for the year ended December 31, 2013.

(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(d)	The expense ratios include the effect of the expense reduction change described in Note 7 under Expense Reduction Agreements.

(e)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements described in Note 7 or indirect proportionate share of the expenses of the BlackRock Cash Funds, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.51% and 1.93%, respectively, for the year ended December 31, 2013.

(f)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011, 2010 and 2009, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the year-end 2013 presentation, portfolio turnover rate would have been 14%, 20%, 9% and 9% for the years ended 2012, 2011, 2010 and 2009, respectively.

222	See accompanying notes to financial statements.

Net asset value, end of period	Total return (c)	Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions		Portfolio turnover rate (f)
			Expenses (b) (d)	Net investment income (loss) (b)	Expenses (e)	Net investment income (loss) (e)

$15.99	16.65%	$579.2	1.01%	1.47%	1.46%	1.02%	26%
14.46	14.29	407.1	1.09	1.60	1.47	1.22	4
12.85	(2.85)	297.6	1.10	1.36	1.46	1.00	8
13.41	12.28	257.8	1.11	1.34	1.48	0.97	4
12.08	27.49	180.5	1.11	1.92	1.47	1.56	6

15.90	15.75	41.7	1.72	0.73	2.17	0.28	26
14.40	13.52	34.0	1.79	0.88	2.17	0.50	4
12.80	(3.47)	27.6	1.80	0.65	2.16	0.29	8
13.35	11.47	26.1	1.81	0.61	2.18	0.24	4
12.04	26.66	20.7	1.81	1.22	2.17	0.86	6

16.03	16.56	249.1	1.02	1.43	1.47	0.98	26
14.50	14.29	210.0	1.09	1.57	1.47	1.19	4
12.88	(2.81)	182.2	1.10	1.34	1.46	0.98	8
13.42	12.30	188.0	1.11	1.29	1.48	0.92	4
12.09	27.55	170.8	1.11	1.88	1.48	1.51	6

16.05	16.09	28.1	1.42	0.93	1.87	0.48	26
14.50	13.81	33.8	1.49	1.12	1.87	0.74	4
12.87	(3.15)	38.5	1.50	0.92	1.86	0.56	8
13.40	11.81	45.9	1.51	0.88	1.88	0.51	4
12.07	27.03	43.8	1.51	1.47	1.88	1.10	6

16.11	16.90	221.4	0.77	1.69	1.22	1.24	26
14.56	14.59	170.7	0.84	1.84	1.22	1.46	4
12.93	(2.55)	136.2	0.85	1.60	1.21	1.24	8
13.48	12.43	128.4	0.86	1.57	1.23	1.20	4
12.15	27.92	98.9	0.86	2.17	1.22	1.81	6

15.92	16.27	18.4	1.34	1.11	1.79	0.66	26
14.41	13.92	15.3	1.41	1.26	1.79	0.88	4
12.80	(3.08)	12.3	1.42	1.00	1.78	0.64	8
13.34	11.89	12.6	1.43	0.94	1.80	0.57	4
12.02	26.90	11.7	1.43	1.57	1.79	1.21	6

15.99	16.48	33.9	1.14	1.28	1.58	0.84	26
14.46	14.15	30.7	1.21	1.47	1.59	1.09	4
12.85	(2.91)	22.9	1.22	1.25	1.58	0.89	8
13.40	12.08	20.7	1.23	1.23	1.60	0.86	4
12.08	27.43	13.5	1.23	1.84	1.59	1.48	6

16.26	16.71	3.5	0.84	1.61	1.29	1.16	26
14.70	14.50	3.0	0.91	1.73	1.29	1.35	4
13.05	(2.60)	2.4	0.92	1.51	1.28	1.15	8
13.60	12.41	2.3	0.93	1.50	1.30	1.13	4
12.25	29.18	1.9	0.92	2.14	1.29	1.77	6

See accompanying notes to financial statements.	223

STATE FARM MUTUAL FUND TRUST LIFEPATH 2050 FUND

(For a share outstanding throughout each period)

	Net asset value, beginning of period	Income from investment operations			Less distributions
		Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2013	$9.63	$0.17	$1.69	$1.86	$(0.15)	$(0.55)	$(0.70)
Year ended 12/31/2012	8.60	0.15	1.19	1.34	(0.14)	(0.17)	(0.31)
Year ended 12/31/2011	9.39	0.11	(0.51)	(0.40)	(0.09)	(0.30)	(0.39)
Year ended 12/31/2010	8.62	0.12	1.00	1.12	(0.08)	(0.27)	(0.35)
Year ended 12/31/2009	6.88	0.14	1.94	2.08	(0.11)	(0.23)	(0.34)
Class R-1 Shares
Year ended 12/31/2013	9.66	0.13	1.70	1.83	(0.11)	(0.55)	(0.66)
Year ended 12/31/2012	8.62	0.12	1.20	1.32	(0.11)	(0.17)	(0.28)
Year ended 12/31/2011	9.42	0.08	(0.51)	(0.43)	(0.07)	(0.30)	(0.37)
Year ended 12/31/2010	8.64	0.08	1.02	1.10	(0.05)	(0.27)	(0.32)
Year ended 12/31/2009	6.90	0.11	1.95	2.06	(0.09)	(0.23)	(0.32)
Class R-2 Shares
Year ended 12/31/2013	9.66	0.14	1.71	1.85	(0.12)	(0.55)	(0.67)
Year ended 12/31/2012	8.63	0.14	1.19	1.33	(0.13)	(0.17)	(0.30)
Year ended 12/31/2011	9.42	0.11	(0.51)	(0.40)	(0.09)	(0.30)	(0.39)
Year ended 12/31/2010	8.65	0.10	1.01	1.11	(0.07)	(0.27)	(0.34)
Year ended 12/31/2009	6.90	0.12	1.96	2.08	(0.10)	(0.23)	(0.33)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements described in Note 7; but do not reflect indirect proportionate share of the expenses of the BlackRock Cash Funds, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.20% and 2.46%, respectively, for the year ended December 31, 2013.

(c)	Total return does not reflect the effect of sales charge for Class A shares. All other classes do not have a sales charge.

(d)	The expense ratios include the effect of the expense reduction change described in Note 7 under Expense Reduction Agreements.

(e)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements described in Note 7 or indirect proportionate share of the expenses of the BlackRock Cash Funds, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.53% and 2.13%, respectively, for the year ended December 31, 2013.

(f)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2013, includes the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For 2012, 2011, 2010 and 2009, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the year-end 2013 presentation, portfolio turnover rate would have been 15%, 19%, 12% and 17% for the years ended 2012, 2011, 2010 and 2009, respectively.

224	See accompanying notes to financial statements.

Net asset value, end of period	Total return (c)	Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions		Portfolio turnover rate (f)
			Expenses (b) (d)	Net investment income (loss) (b)	Expenses (e)	Net investment income (loss) (e)

$10.79	19.34%	$170.7	1.08%	1.60%	1.56%	1.12%	28%
9.63	15.54	104.3	1.14	1.61	1.60	1.15	5
8.60	(4.25)	62.2	1.13	1.23	1.63	0.73	13
9.39	12.98	42.6	1.12	1.32	1.76	0.68	5
8.62	30.25	20.8	1.11	1.87	2.04	0.94	12

10.83	19.02	4.6	1.40	1.26	1.88	0.78	28
9.66	15.29	3.5	1.46	1.27	1.92	0.81	5
8.62	(4.61)	2.5	1.45	0.89	1.95	0.39	13
9.42	12.69	1.8	1.44	0.90	2.08	0.26	5
8.64	29.76	1.3	1.43	1.42	2.37	0.48	12

10.84	19.21	7.5	1.21	1.32	1.68	0.85	28
9.66	15.37	4.9	1.26	1.52	1.72	1.06	5
8.63	(4.26)	2.9	1.26	1.15	1.74	0.67	13
9.42	12.79	1.7	1.24	1.14	1.89	0.49	5
8.65	30.08	1.0	1.23	1.65	2.18	0.70	12

See accompanying notes to financial statements.	225

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Trustees and Shareholders of the State Farm Mutual Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for the State Farm LifePath Retirement Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund, State Farm LifePath 2040 Fund and State Farm LifePath 2050 Fund for which the schedules of investments are not included), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Farm Equity Fund, State Farm Small/Mid Cap Equity Fund, State Farm International Equity Fund, State Farm S&P 500 Index Fund, State Farm Small Cap Index Fund, State Farm International Index Fund, State Farm Equity & Bond Fund, State Farm Bond Fund, State Farm Tax Advantaged Bond Fund, State Farm Money Market Fund, State Farm LifePath Retirement Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund, State Farm LifePath 2040 Fund and State Farm LifePath 2050 Fund, fifteen funds comprising the State Farm Mutual Fund Trust (the “Funds”) at December 31, 2013, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the periods ended December 31, 2010 and prior were audited by another independent registered public accounting firm whose report dated February 28, 2011 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Chicago, Illinois

February 28, 2014

FEDERAL INCOME TAX INFORMATION (unaudited)

The following information is provided as required by the Internal Revenue Code for dividends paid by each Fund during the year ended December 31, 2013.

Fund	Total Capital Gain Distributed	Total Qualified Dividend Income Distributed	Total Distributions Qualifying for the Dividends-Received Deduction	Total Foreign Taxes Paid	Total Foreign Source Income	Total Exempt Interest Distributed
Equity Fund	$—	$2,194,976	$2,194,976	$—	$—	$—
Small Mid/Cap Equity Fund	26,033,142	589,451	589,451	—	—	—
International Equity Fund	—	1,456,368	—	266,648	2,932,633	—
S&P 500 Index Fund	—	9,936,267	9,936,267	—	—	—
Small Cap Index Fund	18,518,902	2,917,895	2,917,895	—	—	—
International Index Fund	—	4,229,306	69	492,610	7,412,281	—
Equity and Bond Fund	—	1,073,117	1,073,117	—	—	—
Bond Fund	5,059,427	—	—	—	—	—
Tax Advantaged Bond Fund	—	—	—	—	—	14,623,258
Money Market Fund	—	—	—	—	—	—
LifePath Retirement Fund	26,510,344	5,716,996	3,382,380	—	—	—
LifePath 2020 Fund	49,390,738	12,594,110	7,068,905	—	—	—
LifePath 2030 Fund	49,624,351	15,011,374	8,112,414	—	—	—
LifePath 2040 Fund	39,664,550	12,978,478	6,921,573	—	—	—
LifePath 2050 Fund	6,000,400	2,161,791	1,110,346	—	—	—

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Funds. Individual shareholders should refer to their Form 1099 to determine the amounts to be included on their federal income tax return.

Management Information – State Farm Mutual Fund Trust, December 31, 2013 (unaudited)

I. Information about Non-Interested (Independent) Trustees of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 60	Trustee	Began service in 2000 and serves until successor is elected or appointed.	PRESIDENT – St. Mary’s University (since 6/2012); DEAN and PROFESSOR OF LAW – University of St. Thomas School of Law (before 6/2012); TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

James A. Shirk One State Farm Plaza Bloomington, Illinois 61710 Age 69	Trustee	Began service in 2000 and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT – Beer Nuts, Inc. (manufacturer of snack foods); PRESIDENT/OWNER – Tiehack Development Company (land developer); TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 57	Trustee	Began service in 2000 and serves until successor is elected or appointed.	CHANCELLOR – Texas Christian University; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 61	Trustee	Began service in 2000 and serves until successor is elected or appointed.	EXECUTIVE DIRECTOR (since 8/2012) – Center for Talent Reporting, Inc. (nonprofit dedicated to improving the management of human capital); PRESIDENT/OWNER (since 7/2010) – Poudre River Press LLC (book publisher); CONSULTANT/ PRESIDENT/OWNER – Manage Learning LLC (consults with organizations on learning strategy, governance, measurement, and evaluation); ADJUNCT FACULTY (since 2/2010) – Bellevue University and University of Southern Mississippi; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 62	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	TRUSTEE – MainStay Funds (79 portfolios)

Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 57	Trustee	Began service in 2006 and serves until successor is elected or appointed.	DIRECTOR – Baron Capital Group, Inc. (investment adviser and distributor of mutual funds); PRIVATE INVESTOR; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

Diane L. Wallace One State Farm Plaza Bloomington, IL 61710 Age 55	Trustee	Began service in 2013 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

Management Information – State Farm Mutual Fund Trust, December 31, 2013 (unaudited)

II. Information about Interested Trustees/Officers of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Edward B. Rust, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 63	Trustee and Chairperson of the Board	Began service as Trustee in 2000 and serves until successor is elected or appointed. Began service as Chairperson of the Board in 2012 and serves until removed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, PRESIDENT and DIRECTOR – State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR – State Farm VP Management Corp., State Farm Investment Management Corp.; TRUSTEE, PRESIDENT (before 12/2012) and CHAIRPERSON OF THE BOARD (since 12/2012) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	DIRECTOR – McGraw–Hill Financial (financial ratings/ information); DIRECTOR – Caterpillar, Inc. (manufacturer of heavy equipment and earth–moving machinery); DIRECTOR – Helmerich & Payne, Inc. (energy exploration and production company)

Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 54	Trustee and President	Began service as Trustee in 2002 and serves until successor is elected or appointed. Began service as President in 2012 and serves until removed.	VICE CHAIRMAN and CHIEF OPERATING OFFICER (since 12/2010), CHIEF FINANCIAL OFFICER (before 12/2010) and DIRECTOR – State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER (before 12/2012) and PRESIDENT (since 12/2012) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	DIRECTOR – Navigant Consulting, Inc. (international consulting firm)

*	Messrs. Rust and Tipsord are “interested” Trustees as defined by the Investment Company Act of 1940 because of their respective positions with State Farm Mutual Fund Trust, State Farm VP Management Corp., State Farm Investment Management Corp. and with the affiliates of these companies.

Management Information – State Farm Mutual Fund Trust, December 31, 2013 (unaudited)

III. Information about Officers of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years
Paul J. Smith One State Farm Plaza Bloomington, Illinois 61710 Age 50	Senior Vice President and Treasurer	Began service in June 2011 as Senior Vice President and in December 2012 as Treasurer and serves until removed.	CHIEF FINANCIAL OFFICER (since 12/2010), TREASURER (since 6/2009), SENIOR VICE PRESIDENT (3/2007 – 1/2013) and EXECUTIVE VICE PRESIDENT (since 1/2013) – State Farm Mutual Automobile Insurance Company; DIRECTOR (since 3/2011) and SENIOR VICE PRESIDENT (since 12/2009) – State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 6/2011) and TREASURER (since 12/2012) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.

Joe R. Monk Jr. One State Farm Plaza Bloomington, IL 61710 Age 50	Senior Vice President	Began service in March 2011 and serves until removed.	SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER (since 4/2010) and OPERATIONS VICE PRESIDENT (6/2008 – 4/2010) – State Farm Life Insurance Company; SENIOR VICE PRESIDENT – MUTUAL FUNDS (SINCE 1/2011), VICE PRESIDENT – HEALTH (since 4/2010) and OPERATIONS VICE PRESIDENT – HEALTH (6/2008 – 4/2010) – State Farm Mutual Automobile Insurance Company; DIRECTOR and SENIOR VICE PRESIDENT (since 7/2010) – State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 3/2011) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.

Mark D. Mikel Three State Farm Plaza Bloomington, Illinois 61791 Age 43	Vice President and Secretary	Began service in December 2012 and serves until removed.	ASSISTANT VICE PRESIDENT – MUTUAL FUNDS (since 12/2012) and MUTUAL FUNDS DIRECTOR (before 12/2012) – State Farm Mutual Automobile Insurance Company; ASSISTANT SECRETARY – TREASURER – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 12/2012) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.

David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 54	Chief Compliance Officer and Assistant Secretary– Treasurer	Began service as Assistant Secretary– Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY – TREASURER – State Farm Variable Product Trust, State Farm Associates’ Funds Trust, State Farm Investment Management Corp.; DIRECTOR – MUTUAL FUNDS – State Farm Mutual Automobile Insurance Company; ASSISTANT SECRETARY – TREASURER – State Farm VP Management Corp.

Joseph P. Young One State Farm Plaza Bloomington, IL 61710 Age 50	Vice President	Began service in December 2011 and serves until removed.	VICE PRESIDENT – FIXED INCOME (since 12/2011), ASSISTANT VICE PRESIDENT – FIXED INCOME (6/2011 – 12/2011) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FIXED INCOME (3/1998 – 5/2011) – Nationwide Insurance; VICE PRESIDENT (since 3/2012) – State Farm Investment Management Corp.; VICE PRESIDENT (since 12/2011) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.

Dick Paul One State Farm Plaza Bloomington, IL 61710 Age 54	Vice President	Began service in March 2012 and serves until removed.	VICE PRESIDENT – LIFE/HEALTH/MUTUAL FUNDS (since 1/2012), OPERATIONS VICE PRESIDENT – LIFE/HEALTH (5/2009 – 2/2012), EXECUTIVE ASSISTANT (1/2009 – 5/2009) and ASSISTANT VICE PRESIDENT – MUTUAL FUNDS (8/2005 – 1/2009) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 3/2012) – State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust and State Farm Associates’ Funds Trust.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-800-447-4930 to request a copy of the SAI.

MASTER INVESTMENT PORTFOLIO

MASTER PORTFOLIO INFORMATION

as of December 31, 2013

LifePath® Retirement Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies
Fixed Income Funds	61%
Equity Funds	37
Short-Term Securities	2

Ten Largest Holdings	Percent of Affiliated Investment Companies
CoreAlpha Bond Master Portfolio	51%
Active Stock Master Portfolio	19
iShares Barclays TIPS Bond ETF	9
Master Small Cap Index Series	5
BlackRock Commodity Strategies Fund	4
International Tilts Master Portfolio	3
iShares MSCI EAFE ETF	2
BlackRock Cash Funds: Institutional, SL Agency Shares	2
ACWI ex-US Index Master Portfolio	1
iShares MSCI EAFE Small-Cap ETF	1

LifePath 2020 Master Portfolio®

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	50%
Fixed Income Funds	48
Short-Term Securities	2

Ten Largest Holdings	Percent of Affiliated Investment Companies
CoreAlpha Bond Master Portfolio	41%
Active Stock Master Portfolio	26
iShares Barclays TIPS Bond ETF	7
International Tilts Master Portfolio	5
Master Small Cap Index Series	4
iShares MSCI EAFE ETF	4
BlackRock Commodity Strategies Fund	4
BlackRock Cash Funds: Institutional, SL Agency Shares	1
BlackRock Emerging Markets Fund, Inc.	1
iShares MSCI EAFE Small-Cap ETF	1

LifePath 2030 Master Portfolio®

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	65%
Fixed Income Funds	32
Short-Term Securities	3

Ten Largest Holdings	Percent of Affiliated Investment Companies
Active Stock Master Portfolio	33%
CoreAlpha Bond Master Portfolio	29
International Tilts Master Portfolio	6
iShares MSCI EAFE ETF	5
BlackRock Commodity Strategies Fund	4
iShares Barclays TIPS Bond ETF	3
Master Small Cap Index Series	3
iShares International Developed Real Estate ETF	3
iShares Cohen & Steers Realty Majors ETF	3
BlackRock Cash Funds: Institutional, SL Agency Shares	2

The Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the Master Portfolios are regularly monitored and their composition may vary throughout various periods.

MASTER INVESTMENT PORTFOLIO

MASTER PORTFOLIO INFORMATION (Concluded)

as of December 31, 2013

LifePath 2040 Master Portfolio®

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	78%
Fixed Income Funds	20
Short-Term Securities	2

Ten Largest Holdings	Percent of Affiliated Investment Companies
Active Stock Master Portfolio	38%
CoreAlpha Bond Master Portfolio	19
International Tilts Master Portfolio	7
iShares MSCI EAFE ETF	6
iShares Cohen & Steers REIT ETF	4
BlackRock Commodity Strategies Fund	4
iShares International Developed Real Estate ETF	4
Russell 1000® Index Master Portfolio	3
Master Small Cap Index Series	3
BlackRock Emerging Markets Fund, Inc.	2

LifePath® 2050 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	89%
Fixed Income Funds	9
Short-Term Securities	2

Ten Largest Holdings	Percent of Affiliated Investment Companies
Active Stock Master Portfolio .	42%
CoreAlpha Bond Master Portfolio	10
International Tilts Master Portfolio	9
ACWI ex-US Index Master Portfolio	7
iShares International Developed Real Estate ETF	5
Russell 1000® Index Master Portfolio	5
iShares Cohen & Steers REIT ETF	5
BlackRock Commodity Strategies Fund	4
iShares MSCI EAFE ETF	4
BlackRock Emerging Markets Fund, Inc.	3

The Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the Master Portfolios are regularly monitored and their composition may vary throughout various periods.

LIFEPATH RETIREMENT MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2013

(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 38.2%
Active Stock Master Portfolio	$301,116,371	$301,116,371
ACWI ex-US Index Master Portfolio	$21,332,804	21,332,804
BlackRock Commodity Strategies Fund	6,117,587	57,688,841
BlackRock Emerging Markets Fund, Inc.	779,979	15,544,975
International Tilts Master Portfolio	$52,994,384	52,994,384
iShares MSCI Canada ETF (b)	300,512	8,762,930
iShares MSCI EAFE ETF (b)	515,589	34,575,398
iShares MSCI EAFE Small-Cap ETF	316,636	16,142,103
iShares MSCI Emerging Markets ETF (b)	282,562	11,802,615
Master Small Cap Index Series	$74,174,910	74,174,910
Russell 1000® Index Master Portfolio	$11,344,510	11,344,510

		605,479,841
Fixed Income Funds — 61.7%
CoreAlpha Bond Master Portfolio	$829,309,521	829,309,521
iShares TIPS Bond ETF	1,368,622	150,411,558

		979,721,079

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 1.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)(d)	24,241,785	$24,241,785
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)	3,861,905	3,861,905

		28,103,690
Total Affiliated Investment Companies (Cost — $1,502,232,523*) — 101.7%		1,613,304,610
Liabilities in Excess of Other Assets — (1.7)%		(26,896,602)

Net Assets — 100.0%		$1,586,408,008

*	As of December 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,503,768,175

Gross unrealized appreciation	$142,118,819
Gross unrealized depreciation	(32,582,384)

Net unrealized appreciation	$109,536,435

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the period ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased	Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2013	Value at December 31, 2013	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$298,793,488	$2,322,883[1]	—	$301,116,371	$301,116,371	$5,546,517	$53,766,379
ACWI ex-US Index Master Portfolio	$27,699,413	—	$(6,366,609)[2]	$21,332,804	$21,332,804	$1,029,373	$2,491,349
BlackRock Cash Funds: Institutional, SL Agency Shares	7,529,155	16,712,630[1]	—	24,241,785	$24,241,785	$68,443	—
BlackRock Cash Funds: Prime, SL Agency Shares	1,254,994	2,606,911[1]	—	3,861,905	$3,861,905	$10,230
BlackRock Commodity Strategies Fund	5,285,130	885,767	(53,310)	6,117,587	$57,688,841	—	$(63,404)
BlackRock Emerging Markets Fund, Inc.	—	779,979	—	779,979	$15,544,975	$56,458	—
CoreAlpha Bond Master Portfolio	$778,624,808	$50,684,713[1]	—	$829,309,521	$829,309,521	$20,465,555	$521,250
International Tilts Master Portfolio	—	$52,994,384[1]	—	$52,994,384	$52,994,384	$12,536	$(72,493)
iShares Cohen & Steers REIT ETF	28,264	87	(28,351)	—	—	$33,336	$657,026
iShares International Developed Real Estate ETF	91,497	489	(91,986)	—	—	$38,010	$442,197
iShares MSCI Canada ETF	350,676	1,919	(52,083)	300,512	$8,762,930	$216,932	$(86,491)
iShares MSCI EAFE ETF	1,310,595	—	(795,006)	515,589	$34,575,398	$1,785,443	$14,117,926
iShares MSCI EAFE Small-Cap ETF	344,187	7,146	(34,697)	316,636	$16,142,103	$396,193	$115,153
iShares MSCI Emerging Markets ETF	662,040	—	(379,478)	282,562	$11,802,615	$451,482	$1,386,222
iShares TIPS Bond ETF	1,074,113	330,977	(36,468)	1,368,622	$150,411,558	$1,526,625	$(224,164)
Master Small Cap Index Series	$64,132,281	$10,042,629[1]	—	$74,174,910	$74,174,910	$1,066,320	$3,823,210
Russell 1000® Index Master Portfolio	—	$11,344,510[1]	—	$11,344,510	$11,344,510	$69,545	$(37,447)

[1]	Represents net shares/beneficial interest purchased.
[2]	Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

233 See Notes to Financial Statements.

LIFEPATH RETIREMENT MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2013

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements. The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$323,032,110	$1,290,272,500	—	$1,613,304,610

The carrying amount for certain of the Master Portfolio’s liabilities approximates fair value for financial reporting purposes. As of December 31, 2013, collateral on securities loaned at value of $(24,986,975) is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ending December 31, 2013.

234	See Notes to Financial Statements.

LIFEPATH 2020 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2013

(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 51.2%
Active Stock Master Portfolio	$734,517,624	$734,517,624
ACWI ex-US Index Master Portfolio	$31,390,459	31,390,459
BlackRock Commodity Strategies Fund	11,033,370	104,044,675
BlackRock Emerging Markets Fund, Inc.	1,998,897	39,838,017
International Tilts Master Portfolio	$133,430,820	133,430,820
iShares Cohen & Steers REIT ETF (b)	440,037	32,879,565
iShares International Developed Real Estate ETF	1,210,918	37,429,475
iShares MSCI Canada ETF (b)	851,740	24,836,738
iShares MSCI EAFE ETF	1,555,425	104,306,801
iShares MSCI EAFE Small-Cap ETF	754,858	38,482,661
iShares MSCI Emerging Markets ETF (b)	811,846	33,910,807
Master Small Cap Index Series	$115,162,753	115,162,753
Russell 1000® Index Master Portfolio	$18,841,005	18,841,005

		1,449,071,400
Fixed Income Funds — 48.7%
CoreAlpha Bond Master Portfolio	$1,188,795,466	1,188,795,466
iShares TIPS Bond ETF	1,738,491	191,060,161

		1,379,855,627

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 1.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)(d)	40,527,090	$40,527,090
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)	6,350,735	6,350,735

		46,877,825
Total Affiliated Investment Companies (Cost — $2,616,377,292*) — 101.6%		2,875,804,852
Liabilities in Excess of Other Assets — (1.6)%		(44,535,117)

Net Assets — 100.0%		$2,831,269,735

*	As of December 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Total cost	$2,631,350,491

Gross unrealized appreciation	$333,481,425
Gross unrealized depreciation	(89,027,064)

Net unrealized appreciation	$244,454,361

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased	Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2013	Value at December 31, 2013	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$725,539,622	$8,978,002[1]	—	$734,517,624	$734,517,624	$13,539,099	$130,930,237
ACWI ex-US Index Master Portfolio	$42,040,829	—	$(10,650,370)[2]	$31,390,459	$31,390,459	$1,581,135	$3,812,251
BlackRock Cash Funds: Institutional, SL Agency Shares	18,545,337	21,981,753[1]	—	40,527,090	$40,527,090	$150,011	—
BlackRock Cash Funds: Prime, SL Agency Shares	4,104,742	2,245,993[1]	—	6,350,735	$6,350,735	$22,351	—
BlackRock Emerging Markets Fund, Inc.	—	1,998,897	—	1,998,897	$39,838,017	$143,699	—
BlackRock Commodity Strategies Fund	9,023,154	2,010,216	—	11,033,370	$104,044,675	—	—
CoreAlpha Bond Master Portfolio	$997,874,524	$190,920,942[1]	—	$1,188,795,466	$1,188,795,466	$27,340,812	$(1,345,089)
International Tilts Master Portfolio	—	$133,430,820[1]	—	$133,430,820	$133,430,820	$28,686	$(181,763)
iShares Cohen & Steers REIT ETF	450,679	14,910	(25,552)	440,037	$32,879,565	$1,123,573	$131,432
iShares International Developed Real Estate ETF	1,375,939	60,387	(225,408)	1,210,918	$37,429,475	$4,388,160	$1,186,092
iShares MSCI Canada ETF	951,620	7,904	(107,784)	851,740	$24,836,738	$605,885	$(467,567)
iShares MSCI EAFE ETF	3,472,019	—	(1,916,594)	1,555,425	$104,306,801	$5,064,890	$35,555,914
iShares MSCI EAFE Small-Cap ETF	772,687	17,485	(35,314)	754,858	$38,482,661	$917,048	$(11,366)
iShares MSCI Emerging Markets ETF	1,801,391	—	(989,545)	811,846	$33,910,807	$1,269,582	$(55,034)
iShares TIPS Bond ETF	1,297,149	462,701	(21,359)	1,738,491	$191,060,161	$1,914,733	$(128,668)
Master Small Cap Index Series	$91,038,885	$24,123,868[1]	—	$115,162,753	$115,162,753	$1,546,651	$5,546,260
Russell 1000® Index Master Portfolio	—	$18,841,005[1]	—	$18,841,005	$18,841,005	$174,643	$(67,929)

[1]	Represents net shares/beneficial interest purchased.
[2]	Represents net beneficial interest sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

235 See Notes to Financial Statements.

LIFEPATH 2020 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2013

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements. The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$653,666,725	$2,222,138,127	—	$2,875,804,852

The carrying amount for certain of the Master Portfolio’s liabilities approximates fair value for financial reporting purposes. As of December 31, 2013, collateral on securities loaned at value of $(41,090,000) is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ending December 31, 2013.

236	See Notes to Financial Statements.

LIFEPATH 2030 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2013

(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 67.1%
Active Stock Master Portfolio	$883,697,843	$883,697,843
ACWI ex-US Index Master Portfolio	$52,940,137	52,940,137
BlackRock Commodity Strategies Fund	10,830,777	102,134,225
BlackRock Emerging Markets Fund, Inc.	2,516,085	50,145,576
International Tilts Master Portfolio	$165,412,631	165,412,631
iShares Cohen & Steers REIT ETF (b)	951,541	71,099,144
iShares International Developed Real Estate ETF (b)	2,422,429	74,877,280
iShares MSCI Canada ETF (b)	1,012,839	29,534,385
iShares MSCI EAFE ETF	1,843,415	123,619,410
iShares MSCI EAFE Small-Cap ETF (b)	973,793	49,643,967
iShares MSCI Emerging Markets ETF	954,459	39,867,752
Master Small Cap Index Series	$87,580,909	87,580,909
Russell 1000® Index Master Portfolio	$48,110,697	48,110,697

		1,778,663,956
Fixed Income Funds — 32.9%
CoreAlpha Bond Master Portfolio	$777,088,211	777,088,211
iShares TIPS Bond ETF	863,157	94,860,954

		871,949,165

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 2.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)(d)	59,018,753	$59,018,753
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)	9,641,041	9,641,041

		68,659,794
Total Affiliated Investment Companies (Cost — $2,421,944,020*) — 102.6%		2,719,272,915
Liabilities in Excess of Other Assets — (2.6)%		(67,791,997)

Net Assets — 100.0%		$2,651,480,918

*	As of December 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,440,237,402

Gross unrealized appreciation	$379,756,364
Gross unrealized depreciation	(100,720,851)

Net unrealized appreciation	$279,035,513

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the period ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased	Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2013	Value at December 31, 2013	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$841,283,578	$42,414,265[1]	—	$883,697,843	$883,697,843	$16,116,615	$151,746,359
ACWI ex-US Index Master Portfolio	$48,830,798	$4,109,339[1]	—	$52,940,137	$52,940,137	$2,117,805	$4,767,084
BlackRock Cash Funds: Institutional, SL Agency Shares	39,402,527	19,616,226[1]	—	59,018,753	$59,018,753	$164,788	—
BlackRock Cash Funds: Prime, SL Agency Shares	9,624,087	16,954[1]	—	9,641,041	$9,641,041	$25,753	—
BlackRock Commodity Strategies Fund	7,981,436	2,849,341	—	10,830,777	$102,134,225	—	—
BlackRock Emerging Markets Fund, Inc.	—	2,516,085	—	2,516,085	$50,145,576	$179,353	—
CoreAlpha Bond Master Portfolio	$593,095,629	$183,992,582[1]	—	$777,088,211	$777,088,211	$16,831,212	$(2,171,208)
International Tilts Master Portfolio	—	$165,412,631[1]	—	$165,412,631	$165,412,631	$68,544	$(224,014)
iShares Cohen & Steers REIT ETF	750,700	209,293	(8,452)	951,541	$71,099,144	$2,120,036	$(6,464)
iShares International Developed Real Estate ETF	2,215,546	270,259	(63,376)	2,422,429	$74,877,280	$8,307,903	$238,026
iShares MSCI Canada ETF	1,114,324	10,190	(111,675)	1,012,839	$29,534,385	$718,064	$(491,922)
iShares MSCI EAFE ETF	4,026,402	—	(2,182,987)	1,843,415	$123,619,410	$5,931,501	$33,405,113
iShares MSCI EAFE Small-Cap ETF	889,363	140,086	(55,656)	973,793	$49,643,967	$1,139,758	$(75,958)
iShares MSCI Emerging Markets ETF	2,093,140	—	(1,138,681)	954,459	$39,867,752	$1,474,358	$(1,650,221)
iShares TIPS Bond ETF	707,463	252,770	(97,076)	863,157	$94,860,954	$1,044,709	$(134,887)
Master Small Cap Index Series	$64,557,533	$23,023,376[1]	—	$87,580,909	$87,580,909	$1,124,857	$4,015,360
Russell 1000® Index Master Portfolio	—	$48,110,697[1]	—	$48,110,697	$48,110,697	$215,222	$(47,243)

[1]	Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

237 See Notes to Financial Statements.

LIFEPATH 2030 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2013

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements. The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$704,442,487	$2,014,830,428	—	$2,719,272,915

The carrying amount for certain of the Master Portfolio’s liabilities approximates fair value for financial reporting purposes. As of December 31, 2013, collateral on securities loaned at value of $(62,378,665) is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ending December 31, 2013.

238	See Notes to Financial Statements.

LIFEPATH 2040 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2013

(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 78.2%
Active Stock Master Portfolio	$799,127,066	$799,127,066
ACWI ex-US Index Master Portfolio	$46,818,008	46,818,008
BlackRock Commodity Strategies Fund	8,674,420	81,799,783
BlackRock Emerging Markets Fund, Inc.	2,360,437	47,043,512
International Tilts Master Portfolio	$154,522,993	154,522,993
iShares Cohen & Steers REIT ETF (b)	1,112,408	83,119,126
iShares International Developed Real Estate ETF	2,633,592	81,404,329
iShares MSCI Canada ETF (b)	958,137	27,939,275
iShares MSCI EAFE ETF	1,749,865	117,345,947
iShares MSCI EAFE Small-Cap ETF	901,955	45,981,666
iShares MSCI Emerging Markets ETF	896,775	37,458,292
Master Small Cap Index Series	$54,999,126	54,999,126
Russell 1000® Index Master Portfolio	$66,301,350	66,301,350

		1,643,860,473

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 20%
CoreAlpha Bond Master Portfolio	$401,864,037	$401,864,037
iShares TIPS Bond ETF	165,134	18,148,227

		420,012,264
Short-Term Securities — 1.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)(d)	33,479,740	33,479,740
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)	5,267,073	5,267,073

		38,746,813
Total Affiliated Investment Companies (Cost — $1,836,504,211*) — 101.8%		2,102,619,550
Liabilities in Excess of Other Assets — (1.8)%		(37,926,290)

Net Assets — 100.0%		$2,064,693,260

*	As of December 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,858,537,803

Gross unrealized appreciation	$336,018,508
Gross unrealized depreciation	(91,936,761)

Net unrealized appreciation	$244,081,747

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the period ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased	Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2013	Value at December 31, 2013	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$760,695,544	$38,431,522[1]	—	$799,127,066	$799,127,066	$14,727,875	$137,035,578
ACWI ex-US Index Master Portfolio	$38,541,025	$8,276,983[1]	—	$46,818,008	$46,818,008	$1,836,546	$3,976,323
BlackRock Cash Funds: Institutional, SL Agency Shares	26,972,214	6,507,526[1]	—	33,479,740	$33,479,740	$140,526	—
BlackRock Cash Funds: Prime, SL Agency Shares	6,555,513	—	(1,288,440)[2]	5,267,073	$5,267,073	$21,254	—
BlackRock Commodity Strategies Fund	6,060,504	2,649,142	(35,226)	8,674,420	$81,799,783	$—	$(40,158)
BlackRock Emerging Markets Fund, Inc.	—	2,360,437	—	2,360,437	$47,043,512	$168,061	—
CoreAlpha Bond Master Portfolio	$272,301,743	$129,562,294[1]	—	$401,864,037	$401,864,037	$8,133,549	$(1,767,107)
International Tilts Master Portfolio	—	$154,522,993[1]	—	$154,522,993	$154,522,993	$105,166	$(209,151)
iShares Cohen & Steers REIT ETF	807,851	358,386	(53,829)	1,112,408	$83,119,126	$2,342,175	$319,502
iShares International Developed Real Estate ETF	2,340,965	423,060	(130,433)	2,633,592	$81,404,329	$9,012,051	$(354,895)
iShares MSCI Canada ETF	1,023,835	11,083	(76,781)	958,137	$27,939,275	$669,824	$(335,022)
iShares MSCI EAFE ETF	3,712,248	—	(1,962,383)	1,749,865	$117,345,947	$5,527,027	$23,383,205
iShares MSCI EAFE Small-Cap ETF	797,837	136,181	(32,063)	901,955	$45,981,666	$1,067,764	$(18,175)
iShares MSCI Emerging Markets ETF	1,924,980	—	(1,028,205)	896,775	$37,458,292	$1,368,389	$(2,802,782)
iShares TIPS Bond ETF	238,933	65,595	(139,394)	165,134	$18,148,227	$320,448	$496,753
Master Small Cap Index Series	$39,498,574	$15,500,552[1]	—	$54,999,126	$54,999,126	$685,793	$2,446,655
Russell 1000® Index Master Portfolio	—	$66,301,350[1]	—	$66,301,350	$66,301,350	$202,260	$(40,758)

[1]	Represents net shares/beneficial interest purchased.
[2]	Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

239 See Notes to Financial Statements.

LIFEPATH 2040 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2013

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$578,986,970	$1,523,632,580	—	$2,102,619,550

The carrying amount for certain of the Master Portfolio’s liabilities approximates fair value for financial reporting purposes. As of December 31, 2013, collateral on securities loaned at value of $(34,078,580) is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ending December 31, 2013.

240	See Notes to Financial Statements.

LIFEPATH 2050 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2013

(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 90.3%
Active Stock Master Portfolio	$176,775,516	$176,775,516
ACWI ex-US Index Master Portfolio	$27,522,238	27,522,238
BlackRock Commodity Strategies Fund	1,705,352	16,081,467
BlackRock Emerging Markets Fund, Inc.	539,560	10,753,429
International Tilts Master Portfolio	$36,382,911	36,382,911
iShares Cohen & Steers REIT ETF	260,332	19,452,007
iShares International Developed Real Estate ETF	725,825	22,435,251
iShares MSCI Canada ETF (b)	209,515	6,109,457
iShares MSCI EAFE ETF	211,392	14,175,948
iShares MSCI EAFE Small-Cap ETF	203,079	10,352,967
iShares MSCI Emerging Markets ETF	113,169	4,727,069
Master Small Cap Index Series	$8,543,922	8,543,922
Russell 1000® Index Master Portfolio	$21,543,179	21,543,179

		374,855,361

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Fund — 9.7%
CoreAlpha Bond Master Portfolio	$40,230,315	$40,230,315
Short-Term Securities — 1.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)(d)	5,872,036	5,872,036
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)	859,378	859,378

		6,731,414
Total Affiliated Investment Companies (Cost — $375,079,377*) — 101.6%		421,817,090
Liabilities in Excess of Other Assets — (1.6)%		(6,553,772)

Net Assets — 100.0%		$415,263,318

*	As of December 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Total cost	$376,228,826

Gross unrealized appreciation	$60,732,547
Gross unrealized depreciation	(15,144,283)

Net unrealized appreciation	$45,588,264

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the period ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased	Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2013	Value at December 31, 2013	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$136,546,567	$40,228,949[1]	—	$176,775,516	$176,775,516	$3,021,420	$24,703,268
ACWI ex-US Index Master Portfolio	$23,074,195	$4,448,043[1]	—	$27,522,238	$27,522,238	$1,078,652	$2,135,184
BlackRock Cash Funds: Institutional, SL Agency Shares	3,548,844	2,323,192[1]	—	5,872,036	$5,872,036	$26,083	—
BlackRock Cash Funds: Prime, SL Agency Shares	907,096	—	(47,718)[2]	859,378	$859,378	$3,633	—
BlackRock Commodity Strategies Fund	969,991	735,361	—	1,705,352	$16,081,467	—	$—
BlackRock Emerging Markets Fund, Inc.	—	539,560	—	539,560	$10,753,429	$37,592	—
CoreAlpha Bond Master Portfolio	$18,868,890	$21,361,425[1]	—	$40,230,315	$40,230,315	$691,725	$(458,253)
International Tilts Master Portfolio	—	$36,382,911[1]	—	$36,382,911	$36,382,911	$39,264	$(48,595)
iShares Cohen & Steers REIT ETF	154,447	107,015	(1,130)	260,332	$19,452,007	$544,426	$(5,930)
iShares International Developed Real Estate ETF	444,626	283,801	(2,602)	725,825	$22,435,251	$2,304,395	$5,845
iShares MSCI Canada ETF	130,967	87,947	(9,399)	209,515	$6,109,457	$118,651	$(35,341)
iShares MSCI EAFE ETF	471,857	—	(260,465)	211,392	$14,175,948	$692,776	$2,672,320
iShares MSCI EAFE Small-Cap ETF	134,998	68,081	—	203,079	$10,352,967	$227,538	—
iShares MSCI Emerging Markets ETF	245,849	—	(132,680)	113,169	$4,727,069	$174,907	$(134,261)
Master Small Cap Index Series	$4,938,307	$3,605,615[1]	—	$8,543,922	$8,543,922	$97,416	$342,249
Russell 1000® Index Master Portfolio	—	$21,543,179[1]	—	$21,543,179	$21,543,179	$46,673	$(1,202)

[1]	Represents net shares/beneficial interest purchased.
[2]	Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

241 See Notes to Financial Statements.

LIFEPATH 2050 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2013

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$110,819,009	$310,998,081	—	$421,817,090

The carrying amount for certain of the Master Portfolio’s liabilities approximates fair value for financial reporting purposes. As of December 31, 2013, collateral on securities loaned at value of $(5,560,275) is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ending December 31, 2013.

242	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2013

	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio
Assets
Investments at value — affiliated[1,2]	$1,613,304,610	$2,875,804,852	$2,719,272,915	$2,102,619,550	$421,817,090
Investments sold receivable	48,517,080	117,668,021	135,475,816	124,725,857	25,393,534
Contributions receivable from investors	854,573	312,002	763,537	1,231,985	280,920
Securities lending income receivable — affiliated	3,602	8,153	7,755	8,219	1,473
Other income receivable — affiliated	19,492	43,017	44,991	39,313	5,764

Total assets	1,662,699,357	2,993,836,045	2,855,565,014	2,228,624,924	447,498,781

Liabilities
Collateral on securities loaned at value	24,986,975	41,090,000	62,378,665	34,078,580	5,560,275
Investments purchased payable	38,203,402	92,588,879	114,638,715	108,292,945	23,697,157
Accrued trustees’ fees	11,857	20,203	18,554	14,491	3,296
Investment advisory fees payable	84,943	115,751	72,168	33,444	5,681
Professional fees payable	19,222	21,133	20,488	19,358	16,512
Withdrawals payable to investors	12,984,950	28,730,344	26,955,506	21,492,846	2,952,542

Total liabilities	76,291,349	162,566,310	204,084,096	163,931,664	32,235,463

Net Assets	$1,586,408,008	$2,831,269,735	$2,651,480,918	$2,064,693,260	$415,263,318

Net Assets Consist of
Investors’ capital	$1,475,335,921	$2,571,842,175	$2,354,152,023	$1,798,577,921	$368,525,605
Net unrealized appreciation/depreciation	111,072,087	259,427,560	297,328,895	266,115,339	46,737,713

Net Assets	$1,586,408,008	$2,831,269,735	$2,651,480,918	$2,064,693,260	$415,263,318

[1] Investments at cost — affiliated	$1,502,232,523	$2,616,377,292	$2,421,944,020	$1,836,504,211	$375,079,377

[2] Securities loaned at value	$24,346,591	$40,169,375	$61,145,092	$33,305,524	$5,450,004

243 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF OPERATIONS

Year Ended December 31, 2013

	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio
Investment Income
Dividends — affiliated	$4,504,478	$15,427,572	$20,915,682	$20,475,739	$4,100,272
Securities lending — affiliated — net	74,447	164,985	183,402	156,352	28,460
Income — affiliated	4,226	7,377	7,139	5,428	1,255
Other income — affiliated	19,492	43,017	44,991	39,313	5,764
Net investment income allocated from the applicable Underlying Master Portfolios:
Dividends	7,300,281	15,989,993	18,659,287	16,697,885	4,075,000
Interest	20,513,737	27,682,293	17,462,806	8,811,187	881,918
Expenses	(3,254,418)	(5,592,446)	(5,101,886)	(3,925,907)	(770,404)
Fees waived	397,491	925,658	1,070,373	963,542	195,143

Total income	29,559,734	54,648,449	53,241,794	43,223,539	8,517,408

Expenses
Investment advisory	5,440,189	9,442,251	8,586,084	6,614,229	1,198,435
Professional	29,755	32,465	31,730	30,330	26,591
Independent Trustees	50,915	86,049	78,448	61,053	13,600

Total expenses	5,520,859	9,560,765	8,696,262	6,705,612	1,238,626
Less fees waived by Manager	(4,469,741)	(8,149,933)	(7,758,207)	(6,212,582)	(1,137,098)

Total expenses after fees waived	1,051,118	1,410,832	938,055	493,030	101,528

Net investment income	28,508,616	53,237,617	52,303,739	42,730,509	8,415,880

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated	2,438	7,740	2,825	2,446	—
Investments — affiliated	16,344,465	36,362,219	31,284,138	20,661,119	2,502,633
Allocations from the applicable Underlying Master Portfolios from investments, financial futures contracts, swaps and foreign currency transactions	60,650,668	138,921,060	158,234,783	141,518,307	26,680,336

	76,997,571	175,291,019	189,521,746	162,181,872	29,182,969

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	(20,518,656)	(27,331,844)	(11,065,995)	3,592,431	(47,132)
Allocated from the applicable Underlying Master Portfolios from investments, financial futures contracts, swaps and foreign currency translations	15,428,054	62,716,338	97,215,460	98,086,868	26,472,278

	(5,090,602)	35,384,494	86,149,465	101,679,299	26,425,146

Total realized and unrealized gain	71,906,969	210,675,513	275,671,211	263,861,171	55,608,115

Net Increase in Net Assets Resulting from Operations	$100,415,585	$263,913,130	$327,974,950	$306,591,680	$64,023,995

244	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	LifePath Retirement Master Portfolio		LifePath 2020 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012
Operations
Net investment income	$28,508,616	$31,654,087	$53,237,617	$55,887,731
Net realized gain	76,997,571	37,988,999	175,291,019	70,282,877
Net change in unrealized appreciation/depreciation	(5,090,602)	55,122,353	35,384,494	135,234,770

Net increase in net assets resulting from operations	100,415,585	124,765,439	263,913,130	261,405,378

Capital Transactions
Proceeds from contributions	200,566,162	203,555,243	298,075,510	280,792,493
Value of withdrawals	(206,149,443)	(223,777,527)	(255,035,339)	(376,464,121)

Net increase (decrease) in net assets derived from capital transactions	(5,583,281)	(20,222,284)	43,040,171	(95,671,628)

Net Assets
Total increase in net assets	94,832,304	104,543,155	306,953,301	165,733,750
Beginning of year	1,491,575,704	1,387,032,549	2,524,316,434	2,358,582,684

End of year	$1,586,408,008	$1,491,575,704	$2,831,269,735	$2,524,316,434

	LifePath 2030 Master Portfolio		LifePath 2040 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012
Operations
Net investment income	$52,303,739	$50,451,841	$42,730,509	$39,418,092
Net realized gain	189,521,746	61,313,076	162,181,872	48,434,526
Net change in unrealized appreciation/depreciation	86,149,465	155,165,763	101,679,299	137,661,928

Net increase in net assets resulting from operations	327,974,950	266,930,680	306,591,680	225,514,546

Capital Transactions
Proceeds from contributions	287,895,384	257,202,657	203,577,910	182,726,933
Value of withdrawals	(201,833,907)	(300,799,718)	(146,733,461)	(216,740,612)

Net increase (decrease) in net assets derived from capital transactions	86,061,477	(43,597,061)	56,844,449	(34,013,679)

Net Assets
Total increase in net assets	414,036,427	223,333,619	363,436,129	191,500,867
Beginning of year	2,237,444,491	2,014,110,872	1,701,257,131	1,509,756,264

End of year	$2,651,480,918	$2,237,444,491	$2,064,693,260	$1,701,257,131

245 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

	LifePath 2050 Master Portfolio
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012
Operations
Net investment income	$8,415,880	$5,493,750
Net realized gain	29,182,969	5,074,837
Net change in unrealized appreciation/depreciation	26,425,146	21,179,304

Net increase in net assets resulting from operations	64,023,995	31,747,891

Capital Transactions
Proceeds from contributions	110,404,463	102,543,769
Value of withdrawals	(27,016,387)	(46,527,191)

Net increase in net assets derived from capital transactions	83,388,076	56,016,578

Net Assets
Total increase in net assets	147,412,071	87,764,469
Beginning of year	267,851,247	180,086,778

End of year	$415,263,318	$267,851,247

246	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS

	LifePath Retirement Master Portfolio
	Year Ended December 31,
	2013		2012		2011		2010	2009
Total Investment Return
Total investment return	6.75%		9.11%		4.46%		9.83%	18.75%

Ratios to Average Net Assets
Total expenses	0.54%	[1,2,3]	0.55%	[4,5,6]	0.55%	[4,5,6]	0.61%[4]	0.59%	[4]

Total expenses after fees waived	0.25%	[1,2,3]	0.28%	[4,5,6]	0.27%	[4,5,6]	0.26%[4]	0.26%	[4]

Net investment income[7]	1.83%	[1,2,3]	2.22%	[4,5,6]	2.77%	[4,5,6]	2.60%[4]	3.61%	[4]

Supplemental Data
Net assets, end of year (000)	$1,586,408		$1,491,576		$1,387,033		$1,380,141	$1,165,307

Portfolio turnover	17%	[8]	4%	[9]	4%	[9]	4%[9]	6%	[9,10]

[1]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[2]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master allocated fees waived of 0.03%.

[3]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master allocated expenses and/or net investment income.

[4]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the two years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[5]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.03% and 0.02%, for the years ended December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.08% for each of the years ended December 31, 2012 and December 31, 2011, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the year ended December 31, 2013, which also includes International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[8]

Includes the purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[9]

Excludes purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13%, 20%, 14%, and 18% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

[10]	Excludes in-kind contribution of portfolio securities received in a tax-free reorganization on November 20, 2009.
247 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	LifePath 2020 Master Portfolio
	Year Ended December 31,
	2013		2012		2011		2010		2009
Total Investment Return
Total investment return	10.17%		11.49%		1.96%		11.40%		23.21%

Ratios to Average Net Assets
Total expenses	0.53%	[1,2,3]	0.53%	[4,5,6]	0.53%	[4,5,6]	0.59%	[4]	0.58%	[4]

Total expenses after fees waived	0.23%	[1,2,3]	0.25%	[4,5,6]	0.25%	[4,5,6]	0.23%	[4]	0.23%	[4]

Net investment income[7]	1.97%	[1,2,3]	2.30%	[4,5,6]	2.56%	[4,5,6]	2.45%	[4]	3.15%	[4]

Supplemental Data
Net assets, end of year (000)	$2,831,270		$2,524,316		$2,358,583		$2,343,961		$1,779,673

Portfolio turnover	19%	[8]	5%	[9]	5%	[9]	4%	[9]	6%	[9]

[1]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[2]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master allocated fees waived of 0.03%.

[3]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master allocated expenses and/or net investment income.

[4]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the two years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[5]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.03% for each of the years ended December 31, 2012 and December 31, 2011.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11% for each of the years ended December 31, 2012 and December 31, 2011, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the year ended December 31, 2013, which also includes International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[8]

Includes the purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[9]

Excludes purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 23%, 13%, and 16% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

248	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	LifePath 2030 Master Portfolio
	Year Ended December 31,
	2013		2012		2011		2010		2009
Total Investment Return
Total investment return	14.16%		13.59%		(0.13)%		12.36%		26.27%

Ratios to Average Net Assets
Total expenses	0.52%	[1,2,3]	0.53%	[4,5,6]	0.52%	[4,5,6]	0.57%	[4]	0.56%	[4]

Total expenses after fees waived	0.20%	[1,2,3]	0.23%	[4,5,6]	0.22%	[4,5,6]	0.21%	[4]	0.20%	[4]

Net investment income[7]	2.13%	[1,2,3]	2.37%	[4,5,6]	2.39%	[4,5,6]	2.34%	[4]	2.97%	[4]

Supplemental Data
Net assets, end of year (000)	$2,651,481		$2,237,444		$2,014,111		$1,972,075		$1,433,256

Portfolio turnover	22%	[8]	5%	[9]	7%	[9]	3%	[9]	7%	[9]

[1]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[2]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master allocated fees waived of 0.04%.

[3]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master allocated expenses and/or net investment income.

[4]

Includes the Lifepath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the two years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[5]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.04% for each of the years ended December 31, 2012 and December 31, 2011.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.13% for each of the years ended December 31, 2012 and December 31, 2011, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the year ended December 31, 2013, which also includes International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[8]

Includes the purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[9]

Excludes purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 16%, 20%, 10%, and 13% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

249 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	LifePath 2040 Master Portfolio
	Year Ended December 31,
	2013		2012		2011		2010		2009
Total Investment Return
Total investment return	17.42%		15.23%		(1.88)%		13.21%		28.58%

Ratios to Average Net Assets
Total expenses	0.51%	[1,2,3]	0.52%	[4,5,6]	0.52%	[4,5,6]	0.55%	[4]	0.55%	[4]

Total expenses after fees waived	0.18%	[1,2,3]	0.21%	[4,5,6]	0.20%	[4,5,6]	0.19%	[4]	0.18%	[4]

Net investment income[7]	2.26%	[1,2,3]	2.44%	[4,5,6]	2.24%	[4,5,6]	2.24%	[4]	2.82%	[4]

Supplemental Data
Net assets, end of year (000)	$2,064,693		$1,701,257		$1,509,756		$1,519,203		$1,133,675

Portfolio turnover	26%	[8]	4%	[9]	8%	[9]	4%	[9]	6%	[9]

[1]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[2]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master allocated fees waived of 0.05%.

[3]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master allocated expenses and/or net investment income.

[4]

Includes the Lifepath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the two years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[5]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.05% and 0.04%, for the years ended December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15% for each of the years ended December 31, 2012 and December 31, 2011, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the year ended December 31, 2013, which also includes International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[8]

Includes the purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master.

[9]

Excludes purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 14%, 20%, 9%, and 9% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

250	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS (Concluded)

	LifePath 2050 Master Portfolio
	Year Ended December 31,
	2013		2012		2011		2010		2009
Total Investment Return
Total investment return	20.32%		16.55%		(3.28)%		13.93%		30.85%

Ratios to Average Net Assets
Total expenses	0.53%	[1,2,3]	0.54%	[4,5,6]	0.53%	[4,5,6]	0.56%	[4]	0.59%	[4]

Total expenses after fees waived	0.20%	[1,2,3]	0.21%	[4,5,6]	0.18%	[4,5,6]	0.17%	[4]	0.16%	[4]

Net investment income[7]	2.46%	[1,2,3]	2.51%	[4,5,6]	2.18%	[4,5,6]	2.31%	[4]	2.84%	[4]

Supplemental Data
Net assets, end of period (000)	$415,263		$267,851		$180,087		$119,391		$40,164

Portfolio turnover	28%	[8]	5%	[9]	13%	[9]	5%	[9]	12%	[9]

[1]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[2]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master allocated fees waived of 0.06%.

[3]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Master Portfolio’s share of the allocated expenses and/or net investment income.

[4]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the two years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[5]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.06% and 0.05%, for the years ended December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15% and 0.17% for the years ended December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the year ended December 31, 2013, which also includes International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[8]

Includes the purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master.

[9]

Excludes purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 19%, 12%, and 17% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

251 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

LIFEPATH MASTER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS

1. Organization:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to six series of MIP: LifePath® Retirement Master Portfolio, LifePath 2020 Master Portfolio®, LifePath 2030 Master Portfolio®, LifePath 2040 Master Portfolio® and LifePath® 2050 Master Portfolio (each, a “LifePath Master Portfolio” and collectively, the “LifePath Master Portfolios”).

The LifePath Master Portfolios will each generally invest in other registered investment companies (each, an “Underlying Fund” and collectively, the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the LifePath Master Portfolios. The LifePath Master Portfolios may also invest in other master portfolios (“Underlying Master Porfolios”) that are managed by subsidiaries of BlackRock.

The value of a LifePath Master Portfolio’s investment in each of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio reflects that LifePath Master Portfolio’s proportionate interest in the net assets of that master portfolio. As of December 31, 2013, the LifePath Master Portfolios held interests in Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio as follows:

	Active Stock Master Portfolio	ACWI ex-US Index Master Portfolio	Core- Alpha Bond Master Portfolio	Inter- national Tilts Master Portfolio	Master Small Cap Index Series	Russell 1000® Index Master Portfolio
LifePath Retirement Master Portfolio	10.24%	3.83%	24.59%	9.58%	8.63%	1.00%
LifePath 2020 Master Portfolio	24.98%	5.64%	35.24%	24.14%	13.40%	1.66%
LifePath 2030 Master Portfolio	30.05%	9.51%	23.04%	29.92%	10.19%	4.25%
LifePath 2040 Master Portfolio	27.18%	8.41%	11.91%	27.95%	6.40%	5.85%
LifePath 2050 Master Portfolio	6.01%	4.95%	1.19%	6.58%	0.99%	1.90%

2. Significant Accounting Policies:

The LifePath Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the LifePath Master Portfolios:

Valuation: US GAAP defines fair value as the price the LifePath Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Master Portfolios determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the LifePath Master Portfolio for all financial instruments. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. The market value of the LifePath Master Portfolios’ investments in the Underlying Funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. The LifePath Master Portfolios record their proportionate investment in the Underlying LifePath Master Portfolios at fair value which is based upon their pro rata ownership in the net assets of the Underlying LifePath Master Portfolios.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each LifePath Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for

MASTER INVESTMENT PORTFOLIO

LIFEPATH MASTER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

investments where an active market does not exist, including regular due diligence of the LifePath Master Portfolios’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-divided dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the LifePath Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Each LifePath Master Portfolio records daily its proportionate share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio income, expenses and realized and unrealized gains and losses.

Income Taxes: Each LifePath Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in a LifePath Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the LifePath Master Portfolio. Therefore, no federal income tax provision is required. It is intended that each LifePath Master Portfolio’s assets will be managed so an investor in the LifePath Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each LifePath Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on each LifePath Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to each LifePath Master Portfolio’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a LifePath Master Portfolio are charged to that LifePath Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

3. Securities and Other Investments:

Securities Lending: The LifePath Master Portfolios may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the LifePath Master Portfolios should have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the LifePath Master Portfolio and any additional required collateral is delivered to the LifePath Master Portfolio on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, a LifePath Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral investment, by the securities lending agent, BlackRock Institutional Trust Co., N.A. (“BTC), if any, is disclosed in the Schedules of Investments. BTC is an affiliate of BlackRock.

Securities lending transactions are entered into by the LifePath Master Portfolios under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the LifePath Master Portfolios, as lenders, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the LifePath Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral.

MASTER INVESTMENT PORTFOLIO

LIFEPATH MASTER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

The following table is a summary of the LifePath Master Portfolios’ securities lending agreements by counterparty which are subject to offset under a MSLA as of December 31, 2013:

LifePath Retirement Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$6,960,492	$(6,960,492)	—
Jefferies LLC	16,972,576	(16,972,576)	—
UBS Securities LLC	413,523	(413,523)	—
Total	$24,346,591	$(24,346,591)	—

LifePath 2020 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$12,699,180	$(12,699,180)	—
Goldman Sachs & Co.	6,724,800	(6,724,800)	—
Jefferies LLC	5,158,595	(5,158,595)	—
Morgan Stanley	3,922,800	(3,922,800)	—
UBS Securities LLC	11,664,000	(11,664,000)	—
Total	$40,169,375	$(40,169,375)	—

LifePath 2030 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$12,783,744	$(12,783,744)	—
Goldman Sachs & Co.	10,490,688	(10,490,688)	—
Jefferies LLC	1,227,636	(1,227,636)	—
JP Morgan Securities LLC	2,130,635	(2,130,635)	—
UBS Securities LLC	34,512,389	(34,512,389	—
Total	$61,145,092	$(61,145,092)	—

LifePath 2040 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$12,906,216	$(12,906,216)	—
Citigroup Global Markets, Inc.	166,212	(166,212)	—
UBS Securities LLC	20,233,096	(20,233,096)	—
Total	$33,305,524	$(33,305,524)	—

LifePath 2050 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$5,450,004	$(5,450,004)	—

[1]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral has been received in connection with securities lending agreements as follows:

LifePath Retirement Master Portfolio	$24,986,975
LifePath 2020 Master Portfolio	$41,090,000
LifePath 2030 Master Portfolio	$62,378,665
LifePath 2040 Master Portfolio	$34,078,580
LifePath 2050 Master Portfolio	$5,560,275

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the LifePath Master Portfolios benefit from a borrower default indemnity provided by

BlackRock. Blackrock’s indemnity allows for full replacement of the securities lent. A LifePath Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2013, any securities on loan were collateralized by cash.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the LifePath Master Portfolios, entered into an Investment Advisory Agreement with BlackRock Fund Advisors (“BFA” or the “Manager”), the LifePath Master Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each LifePath Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each LifePath Master Portfolio. For such services, each LifePath Master Portfolio paid BFA a monthly fee based on a percentage of such LifePath Master Portfolio’s average daily net assets. Each LifePath Master Portfolio pays BFA at an annual rate of 0.35% of the average daily net assets of each respective LifePath Master Portfolio.

MIP, on behalf of the LifePath Master Portfolios, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the LifePath Master Portfolios’ and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Master Portfolios.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the LifePath Master Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

BAL is not entitled to compensation for providing administration services to the LifePath Master Portfolios, for so long as BAL is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the LifePath Master Portfolios, or BAL (or an affiliate) receives investment advisory fees from the LifePath Master Portfolios.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the LifePath Master Portfolios. BFA had contractually agreed to waive investment advisory fees charged to each LifePath Master Portfolio in an amount equal to investment advisory fees and administration fees, if any, received by BFA, BAL or previous affiliates,

MASTER INVESTMENT PORTFOLIO

LIFEPATH MASTER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

from each affiliated investment company in which the LifePath Master Portfolios invest through April 30, 2014. BFA has also contractually agreed to cap the expenses of the LifePath Master Portfolios at the rate at which the LifePath Master Portfolios pay an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the LifePath Master Portfolios in an amount equal to the independent expenses. These contractual waivers are effective through April 30, 2023. The amounts of the waivers, if any, are shown as fees waived by Manager in the Statements of Operations.

The LifePath Master Portfolios received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and have retained BTC as the securities lending agent. BTC may, on behalf of the LifePath Master Portfolios, invest cash collateral received by the LifePath Master Portfolios for such loans, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC, if any, is disclosed in the Schedules of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The LifePath Master Portfolios retain 65% of securities lending income and pay a fee to BTC equal to 35% of such income. The LifePath Master Portfolios benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC does not receive any fees for managing the cash collateral. The share of income earned by each LifePath Master Portfolio is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended December 31, 2013, BTC received securities lending agent fees related to securities lending activities for the LifePath Master Portfolios as follows:

LifePath Retirement Master Portfolio	$40,131
LifePath 2020 Master Portfolio	$88,825
LifePath 2030 Master Portfolio	$99,108
LifePath 2040 Master Portfolio	$84,148
LifePath 2050 Master Portfolio	$15,318

Each LifePath Master Portfolio may invest its positive cash balances in certain money market funds managed by the Manager or an affiliate. The income earned on these temporary cash investments is included in income-affiliated in the Statements of Operations.

During the year ended December 31, 2013, the LifePath Master Portfolios received payments from an affiliate to compensate for foregone securities lending revenue, which is shown as Other income – affiliated in the Statement of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

5. Purchases and Sales:

Purchases and sales of investments in the Underlying Funds and Underlying Master Portfolios and excluding short-term securities for the year ended December 31, 2013 were as follows:

	Purchases	Sales
LifePath Retirement Master Portfolio	$267,549,052	$265,561,732
LifePath 2020 Master Portfolio	$556,642,058	$499,561,618
LifePath 2030 Master Portfolio	$647,555,300	$541,153,733
LifePath 2040 Master Portfolio	$572,118,669	$495,028,844
LifePath 2050 Master Portfolio	$184,787,380	$96,746,230

6. Bank Borrowings:

MIP, on behalf of the LifePath Master Portfolios, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which a LifePath Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Lifepath Master Portfolios, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Lifepath Master Portfolios did not borrow under the credit agreement during the year ended December 31, 2013.

7. Market and Credit Risk:

In the normal course of business, the LifePath Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the LifePath Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the LifePath Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the LifePath Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the LifePath Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The LifePath Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the LifePath Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The

255

MASTER INVESTMENT PORTFOLIO

LIFEPATH MASTER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Concluded)

extent of the LifePath Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the LifePath Master Portfolios.

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

MASTER INVESTMENT PORTFOLIO

LIFEPATH MASTER PORTFOLIOS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Master Investment Portfolio and the Interestholders of LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio (the “Master Portfolios”), each a series of Master Investment Portfolio, at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2014

MASTER INVESTMENT PORTFOLIO

MASTER PORTFOLIO INFORMATION

as of December 31, 2013

Active Stock Master Portfolio

Ten Largest Holdings	Percent of Long-Term Investments
Google, Inc., Class A	3%
Microsoft Corp.	3
JPMorgan Chase & Co.	2
Comcast Corp, Class A	2
Mastercard, Inc.	2
Wells Fargo & Co.	2
Apple, Inc.	2
Citigroup, Inc.	2
Schlumberger Ltd.	1
AbbVie, Inc.	1

Sector Allocation	Percent of Long-Term Investments
Information Technology	21%
Consumer Discretionary	15
Health Care	15
Financials	14
Industrials	12
Energy	10
Consumer Staples	5
Materials	5
Telecommunication Services	2
Utilities	1

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments, including financial futures contracts and foreign currency exchange contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Portfolio can realize on an investment or may cause the Master Portfolio to hold an investment that it might otherwise sell. The Master Portfolio’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2013

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 4.0%
The Boeing Co.	179,665	$24,522,476
Exelis, Inc.	259,892	4,953,541
Honeywell International, Inc.	34,980	3,196,123
Northrop Grumman Corp.	189,577	21,727,420
Precision Castparts Corp.	47,166	12,701,804
Raytheon Co. (a)	239,929	21,761,560
Rockwell Collins, Inc. (a)	80,700	5,965,344
Spirit Aerosystems Holdings, Inc., Class A (b)	86,801	2,958,178
United Technologies Corp.	173,482	19,742,252

		117,528,698
Airlines — 0.9%
Copa Holdings SA, Class A	24,326	3,894,836
Delta Air Lines, Inc.	43,610	1,197,967
United Continental Holdings, Inc. (a)(b)	543,586	20,563,858

		25,656,661
Auto Components — 1.2%
BorgWarner, Inc. (a)	183,060	10,234,885
Delphi Automotive PLC	65,054	3,911,697
Johnson Controls, Inc.	199,970	10,258,461
Lear Corp. (a)	129,338	10,472,498
TRW Automotive Holdings Corp. (b)	25,768	1,916,881

		36,794,422
Automobiles — 0.2%
Ford Motor Co.	52,120	804,212
General Motors Co. (b)	123,700	5,055,619

		5,859,831
Beverages — 1.1%
The Coca-Cola Co. (a)	504,265	20,831,187
Diageo PLC	319,340	10,576,221

		31,407,408
Biotechnology — 3.2%
Amgen, Inc.	221,763	25,316,464
Biogen Idec, Inc. (b)	39,740	11,117,265
Celgene Corp. (b)	77,801	13,145,257
Gilead Sciences, Inc. (a)(b)	334,141	25,110,696
Myriad Genetics, Inc. (a)(b)	8,943	187,624
Regeneron Pharmaceuticals, Inc. (b)	24,999	6,880,725
United Therapeutics Corp. (b)	115,365	13,045,474

		94,803,505
Capital Markets — 0.6%
The Bank of New York Mellon Corp.	6	210
The Goldman Sachs Group, Inc.	33,390	5,918,711
Morgan Stanley	321,743	10,089,860
State Street Corp. (a)	14,100	1,034,799
T. Rowe Price Group, Inc.	1,343	112,503
Waddell & Reed Financial, Inc., Class A (a)	32,031	2,085,859

		19,241,942
Chemicals — 2.7%
Akzo Nobel NV — ADR (a)	83,700	2,165,319
Ashland, Inc.	16,200	1,572,048
Celanese Corp., Series A	500	27,655
CF Industries Holdings, Inc.	25,190	5,870,278
The Dow Chemical Co.	213,040	9,458,976
E.I. du Pont de Nemours & Co.	174,220	11,319,073
Eastman Chemical Co.	87,420	7,054,794
LyondellBasell Industries NV, Class A	102,473	8,226,532

Common Stocks	Shares	Value
Chemicals (concluded)
Monsanto Co.	49,994	$5,826,801
PPG Industries, Inc.	140,544	26,655,575
The Valspar Corp.	31,395	2,238,150
Westlake Chemical Corp.	387	47,241

		80,462,442
Commercial Banks — 3.0%
BOK Financial Corp.	15,451	1,024,710
Fifth Third Bancorp	328,300	6,904,149
Regions Financial Corp.	269,600	2,666,344
SunTrust Banks, Inc.	229,620	8,452,312
US Bancorp (a)	577,119	23,315,608
Wells Fargo & Co.	1,039,224	47,180,770

		89,543,893
Communications Equipment — 1.5%
Cisco Systems, Inc.	920,388	20,662,710
Motorola Solutions, Inc.	95,440	6,442,200
QUALCOMM, Inc.	209,703	15,570,448
Telefonaktiebolaget LM Ericsson — ADR (a)	190,900	2,336,616

		45,011,974
Computers & Peripherals — 2.6%
Apple, Inc.	83,869	47,059,735
EMC Corp.	785,350	19,751,552
Lexmark International, Inc., Class A (a)	2,630	93,418
NetApp, Inc. (a)	226,642	9,324,052

		76,228,757
Construction & Engineering — 0.2%
KBR, Inc.	164,500	5,245,905
Consumer Finance — 1.9%
American Express Co.	119,510	10,843,143
Capital One Financial Corp.	151,523	11,608,177
Discover Financial Services	582,915	32,614,094

		55,065,414
Containers & Packaging — 0.9%
Avery Dennison Corp. (a)	16,847	845,551
MeadWestvaco Corp.	111,070	4,101,815
Packaging Corp. of America	322,407	20,401,915
Rock-Tenn Co., Class A (a)	10,171	1,068,057

		26,417,338
Distributors — 0.0%
Genuine Parts Co. (a)	8,841	735,483
Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A (b)	3,080	84,145
Service Corp. International	116,667	2,115,173
Weight Watchers International, Inc. (a)	1,425	46,925

		2,246,243
Diversified Financial Services — 4.3%
Bank of America Corp.	714,790	11,129,280
Citigroup, Inc.	877,931	45,748,984
ING US, Inc.	79,633	2,799,100
IntercontinentalExchange Group, Inc.	18,420	4,143,026
JPMorgan Chase & Co.	882,387	51,601,992
Moody’s Corp.	59,476	4,667,082
The NASDAQ OMX Group, Inc. (a)	203,301	8,091,380

		128,180,844

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR	American Depositary Receipts
	JPY	Japanese Yen
	USD	US Dollar

259 See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Diversified Telecommunication Services — 1.0%
AT&T, Inc.	135,660	$4,769,805
BCE, Inc.	29,540	1,278,787
Verizon Communications, Inc. (a)	345,363	16,971,138
Vivendi SA	223,159	5,880,579

		28,900,309
Electric Utilities — 0.6%
American Electric Power Co., Inc. (a)	143,765	6,719,576
Duke Energy Corp.	21,086	1,455,145
Edison International	54,920	2,542,796
FirstEnergy Corp. (a)	44,140	1,455,737
ITC Holdings Corp.	8,990	861,422
NextEra Energy, Inc.	35,280	3,020,674
Northeast Utilities	20,880	885,103

		16,940,453
Electrical Equipment — 0.8%
Eaton Corp. PLC	135,285	10,297,894
Rockwell Automation, Inc.	55,600	6,569,696
Roper Industries, Inc.	27,041	3,750,046
SolarCity Corp. (b)	57,824	3,285,560

		23,903,196
Electronic Equipment, Instruments &Components — 0.3%
Corning, Inc.	66,700	1,188,594
TE Connectivity Ltd.	118,900	6,552,579

		7,741,173
Energy Equipment & Services — 2.8%
FMC Technologies, Inc. (b)	78,119	4,078,593
Halliburton Co.	389,082	19,745,912
Oceaneering International, Inc.	172,500	13,606,800
Schlumberger Ltd.	488,774	44,043,425

		81,474,730
Food & Staples Retailing — 1.6%
CVS Caremark Corp.	479,525	34,319,604
The Kroger Co. (a)	310,184	12,261,574
Walgreen Co.	9,300	534,192

		47,115,370
Food Products — 1.1%
Bunge Ltd.	1,001	82,192
Kraft Foods Group, Inc.	180,972	9,758,010
Mead Johnson Nutrition Co.	27,011	2,262,442
Mondelez International, Inc., Class A	321,300	11,341,890
Unilever NV	194,540	7,826,344
WhiteWave Foods Co., Class A (b)	57,437	1,317,605

		32,588,483
Gas Utilities — 0.1%
AGL Resources, Inc. (a)	12,692	599,443
UGI Corp. (a)	53,400	2,213,964

		2,813,407
Health Care Equipment & Supplies — 2.2%
Abbott Laboratories	511,110	19,590,846
Baxter International, Inc.	111,822	7,777,220
Boston Scientific Corp. (b)	89,093	1,070,898
Edwards Lifesciences Corp. (b)	22,135	1,455,598
Hologic, Inc. (b)	17,300	386,655
Intuitive Surgical, Inc. (b)	19,566	7,514,909
Medtronic, Inc.	158,181	9,078,007
Sirona Dental Systems, Inc. (b)	82,368	5,782,234
St. Jude Medical, Inc.	100,800	6,244,560
Zimmer Holdings, Inc.	65,000	6,057,350

		64,958,277

Common Stocks	Shares	Value
Health Care Providers & Services — 2.7%
Aetna, Inc.	190,000	$13,032,100
Cardinal Health, Inc. (a)	69,032	4,612,028
Catamaran Corp (b)	25,120	1,192,698
Envision Healthcare Holdings, Inc. (b)	23,500	834,720
Health Net, Inc. (b)	36,308	1,077,258
McKesson Corp.	174,790	28,211,106
Quest Diagnostics, Inc. (a)	144,900	7,757,946
Universal Health Services, Inc.	137,647	11,185,195
VCA Antech, Inc. (b)	170,256	5,339,228
WellPoint, Inc.	63,594	5,875,450

		79,117,729
Hotels, Restaurants & Leisure — 1.3%
Domino’s Pizza, Inc. (a)	76,408	5,321,817
Las Vegas Sands Corp.	119,110	9,394,206
McDonald’s Corp.	49,173	4,771,256
Melco Crown Entertainment Ltd. — ADR (a)(b)	84,797	3,325,738
Starbucks Corp.	138,459	10,853,801
Starwood Hotels & Resorts Worldwide, Inc.	2	159
Wynn Resorts Ltd.	31,003	6,021,093

		39,688,070
Household Durables — 0.3%
Garmin Ltd. (a)	8,246	381,130
Newell Rubbermaid, Inc. (a)	130,900	4,242,469
PulteGroup, Inc.	19,011	387,254
Whirlpool Corp.	20,111	3,154,612

		8,165,465
Household Products — 0.4%
Energizer Holdings, Inc. (a)	37,100	4,015,704
Kimberly-Clark Corp.	630	65,810
The Procter & Gamble Co.	96,003	7,815,604

		11,897,118
Independent Power Producers & Energy Traders — 0.2%
The AES Corp.	383,700	5,567,487
Industrial Conglomerates — 2.1%
3M Co.	238,000	33,379,500
General Electric Co.	977,660	27,403,810

		60,783,310
Insurance — 3.3%
ACE Ltd.	109,473	11,333,740
Aflac, Inc.	57,492	3,840,466
The Allstate Corp.	125,492	6,844,334
American International Group, Inc.	86,624	4,422,155
Aspen Insurance Holdings Ltd.	12,927	534,014
Berkshire Hathaway, Inc., Class B (b)	5,790	686,462
CNA Financial Corp.	77,850	3,338,986
Genworth Financial, Inc., Class A (a)(b)	266,300	4,135,639
Hartford Financial Services Group, Inc.	129,726	4,699,973
Kemper Corp.	3	123
Lincoln National Corp.	82,962	4,282,498
MetLife, Inc.	126,786	6,836,301
PartnerRe Ltd.	2,900	305,747
Prudential Financial, Inc.	247,280	22,804,162
The Travelers Cos., Inc. (a)	216,969	19,644,373
XL Group PLC	90,900	2,894,256

		96,603,229
Internet & Catalog Retail — 1.3%
Amazon.com, Inc. (b)	36,707	14,638,384
Expedia, Inc.	82,232	5,728,281
priceline.com, Inc. (b)	14,447	16,793,193

		37,159,858

260	See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Internet Software & Services — 4.9%
AOL, Inc. (b)	57,600	$2,685,312
eBay, Inc. (b)	88,993	4,884,826
Facebook, Inc. (b)	48,315	2,640,898
Google, Inc., Class A (b)	75,079	84,141,786
IAC/InterActiveCorp	25,656	1,762,311
LinkedIn Corp. (b)	38,665	8,383,732
SINA Corp. (a)(b)	79,077	6,662,237
VeriSign, Inc. (b)	57,033	3,409,433
Yahoo!, Inc. (b)	341,775	13,821,381
Yandex NV (b)	109,768	4,736,489
Yelp, Inc. (a)(b)	106,229	7,324,489
Youku Tudou, Inc. — ADR (a)(b)	104,252	3,158,836

		143,611,730
IT Services — 4.8%
Alliance Data Systems Corp. (a)(b)	110,834	29,141,584
Amdocs Ltd.	9,532	393,100
Automatic Data Processing, Inc.	3,941	318,472
Broadridge Financial Solutions, Inc.	12,130	479,378
Cognizant Technology Solutions Corp., Class A (b)	61,700	6,230,466
DST Systems, Inc.	126,510	11,479,517
International Business Machines Corp. (a)	67,660	12,690,986
Lender Processing Services, Inc.	2,749	102,758
Mastercard, Inc., Class A (a)	56,522	47,221,870
Science Applications International Corp.	5,813	192,236
Teradata Corp. (b)	140,070	6,371,784
Visa, Inc., Class A	102,130	22,742,308
The Western Union Co. (a)	167,680	2,892,480

		140,256,939
Leisure Equipment & Products — 0.0%
Polaris Industries, Inc.	4,463	649,991
Life Sciences Tools & Services — 0.7%
Agilent Technologies, Inc.	313,010	17,901,042
Life Technologies Corp. (b)	5,420	410,836
Quintiles Transnational Holdings, Inc. (b)	4,121	190,967
Waters Corp. (b)	13,715	1,371,500

		19,874,345
Machinery — 2.4%
AGCO Corp. (a)	33,781	1,999,497
CNH Industrial NV (a)(b)	133,743	1,517,983
Cummins, Inc.	99,570	14,036,383
Deere & Co.	149,120	13,619,130
Ingersoll-Rand PLC	215,190	13,255,704
Parker Hannifin Corp. (a)	92,700	11,924,928
Stanley Black & Decker, Inc. (b)	2,000	206,400
Timken Co.	10,375	571,351
Valmont Industries, Inc. (a)	41,476	6,184,901
WABCO Holdings, Inc. (a)(b)	91,390	8,536,740

		71,853,017
Marine — 0.1%
Matson, Inc.	77,594	2,025,979
Media — 5.8%
CBS Corp., Class B	89,715	5,718,434
Comcast Corp., Class A	951,665	49,453,272
Comcast Corp., Special Class A	370,100	18,460,588
DIRECTV (b)	95,214	6,578,335
Liberty Global PLC, Class A (b)	124,269	11,058,698
Lions Gate Entertainment Corp. (a)	43,491	1,376,925
Omnicom Group, Inc.	8,152	606,264
Regal Entertainment Group, Class A	100,011	1,945,214
Sirius XM Holdings, Inc. (a)(b)	2,024,420	7,065,226
Time Warner, Inc.	189,539	13,214,659
Twenty-First Century Fox, Inc., Class A	498,539	17,538,602
Viacom, Inc., Class B	166,821	14,570,146
The Walt Disney Co. (a)	302,929	23,143,776

		170,730,139

Common Stocks	Shares	Value
Metals & Mining — 0.5%
BHP Billiton Ltd. (a)	375,620	$12,741,511
Reliance Steel & Aluminum Co.	13,400	1,016,256

		13,757,767
Multi-Utilities — 0.3%
Dominion Resources, Inc.	54,570	3,530,133
DTE Energy Co.	8,764	581,842
Public Service Enterprise Group, Inc.	61,070	1,956,683
Sempra Energy	19,210	1,724,289
Wisconsin Energy Corp.	21,620	893,771

		8,686,718
Multiline Retail — 0.1%
JC Penney Co., Inc. (a)(b)	3	27
Kohl’s Corp. (a)	32,400	1,838,700
Macy’s, Inc.	5,800	309,720

		2,148,447
Office Electronics — 0.3%
Xerox Corp. (a)	636,390	7,744,866
Oil, Gas & Consumable Fuels — 7.5%
Anadarko Petroleum Corp.	47,630	3,778,012
Antero Resources Corp. (b)	19,200	1,218,048
Apache Corp.	34,400	2,956,336
Cabot Oil & Gas Corp.	76,828	2,977,853
Chevron Corp.	134,375	16,784,781
Cimarex Energy Co.	4,659	488,776
Cobalt International Energy, Inc. (b)	142,500	2,344,125
Concho Resources, Inc. (b)	24,674	2,664,792
ConocoPhillips	120,920	8,542,998
Devon Energy Corp.	59,617	3,688,504
EOG Resources, Inc.	32,594	5,470,577
Exxon Mobil Corp.	189,091	19,136,009
Gulfport Energy Corp. (b)	52,800	3,334,320
Laredo Petroleum, Inc. (a)(b)	127,653	3,534,711
Marathon Oil Corp. (a)	656,972	23,191,112
Marathon Petroleum Corp. (a)	358,216	32,859,154
Occidental Petroleum Corp.	172,037	16,360,719
PBF Energy, Inc. (a)	231,933	7,296,612
Phillips 66	110,010	8,485,071
SM Energy Co. (a)	17,533	1,457,168
Spectra Energy Corp.	114,360	4,073,503
Suncor Energy, Inc.	665,220	23,315,961
Tesoro Corp.	6,128	358,488
Total SA — ADR	286,770	17,570,398
Valero Energy Corp.	202,026	10,182,110

		222,070,138
Paper & Forest Products — 0.6%
Domtar Corp.	5,215	491,983
International Paper Co.	338,078	16,575,964

		17,067,947
Personal Products — 0.4%
The Estee Lauder Cos., Inc., Class A	70,457	5,306,821
Herbalife Ltd. (a)	2,691	211,782
Nu Skin Enterprises, Inc., Class A	45,540	6,294,539

		11,813,142
Pharmaceuticals — 6.1%
AbbVie, Inc.	687,714	36,318,176
Actavis PLC (b)	47,650	8,005,200
Allergan, Inc.	36,308	4,033,093
AstraZeneca PLC — ADR (a)	90,900	5,396,733
Bristol-Myers Squibb Co.	108,830	5,784,315
Eli Lilly & Co. (a)	409,146	20,866,446
Hospira, Inc. (b)	26,100	1,077,408
Johnson & Johnson	300,560	27,528,290
Merck & Co., Inc.	599,010	29,980,451
Pfizer, Inc.	761,119	23,313,075

261 See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Pharmaceuticals (concluded)
Teva Pharmaceutical Industries Ltd. — ADR (a)	55,100	$2,208,408
Valeant Pharmaceuticals International, Inc. (b)	75,345	8,845,503
Zoetis, Inc.	177,083	5,788,843

		179,145,941
Professional Services — 0.2%
Manpower, Inc.	18,610	1,597,855
Verisk Analytics, Inc., Class A (b)	59,535	3,912,640

		5,510,495
Real Estate Investment Trusts (REITs) — 0.8%
American Tower Corp.	38,540	3,076,263
Camden Property Trust	5,867	333,715
CBL & Associates Properties, Inc.	162,567	2,919,703
Equity Lifestyle Properties, Inc.	37,856	1,371,523
Equity One, Inc. (a)	6,230	139,801
Host Hotels & Resorts, Inc. (a)	347,252	6,750,579
Kimco Realty Corp. (a)	49,027	968,283
Potlatch Corp. (a)	52,711	2,200,157
Simon Property Group, Inc.	12,839	1,953,582
Ventas, Inc.	9,163	524,857
Weyerhaeuser Co.	130,310	4,113,887
WP Carey, Inc.	12,086	741,476

		25,093,826
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A (b)	22,500	591,750
Jones Lang LaSalle, Inc. (a)	21,800	2,232,102

		2,823,852
Road & Rail — 1.0%
Canadian Pacific Railway Ltd.	19,561	2,959,970
Union Pacific Corp.	153,459	25,781,112

		28,741,082
Semiconductors & Semiconductor Equipment — 1.4%
Altera Corp.	135,760	4,416,273
Applied Materials, Inc.	357,050	6,316,215
Intel Corp.	597,150	15,502,014
KLA-Tencor Corp.	3,400	219,164
Maxim Integrated Products, Inc. (a)	223,208	6,229,735
NXP Semiconductor NV (b)	131,766	6,052,012
Skyworks Solutions, Inc. (b)	39,196	1,119,438
Teradyne, Inc. (a)(b)	88,200	1,554,084

		41,408,935
Software — 5.0%
Activision Blizzard, Inc.	180,573	3,219,616
Autodesk, Inc. (b)	193,754	9,751,639
Citrix Systems, Inc. (b)	46,527	2,942,833
Electronic Arts, Inc. (b)	16,787	385,094
Fortinet, Inc. (b)	34,844	666,566
Microsoft Corp. (a)	2,003,927	75,006,988
Nuance Communications, Inc. (a)(b)	86,151	1,309,495
Oracle Corp.	843,020	32,253,945
Rovi Corp. (b)	77,997	1,535,761
Splunk, Inc. (b)	81,131	5,571,266
Symantec Corp.	416,990	9,832,624

Common Stocks	Shares	Value
Software (concluded)
TIBCO Software, Inc. (b)	65,436	$1,471,001
VMware, Inc., Class A (a)(b)	47,707	4,279,795

		148,226,623
Specialty Retail — 3.6%
CarMax, Inc. (b)	60,805	2,859,051
GameStop Corp., Class A (a)	119,847	5,903,663
The Home Depot, Inc.	120,450	9,917,853
Lowe’s Cos., Inc. (a)	615,179	30,482,119
Lumber Liquidators Holdings, Inc. (a)(b)	20,160	2,074,262
Murphy USA, Inc. (a)(b)	112,608	4,679,989
Ross Stores, Inc.	296,650	22,227,985
Sears Hometown and Outlet Stores, Inc. (b)	30,724	783,462
TJX Cos., Inc. (a)	375,775	23,948,141
Urban Outfitters, Inc. (b)	108,917	4,040,821

		106,917,346
Textiles, Apparel & Luxury Goods — 1.4%
Michael Kors Holdings Ltd. (b)	85,226	6,919,499
NIKE, Inc., Class B (a)	206,813	16,263,774
VF Corp.	293,180	18,276,841

		41,460,114
Tobacco — 0.9%
Lorillard, Inc. (a)	129,313	6,553,583
Philip Morris International, Inc.	154,085	13,425,426
Reynolds American, Inc.	130,108	6,504,099

		26,483,108
Trading Companies & Distributors — 0.3%
Air Lease Corp. (a)	193,734	6,021,253
MRC Global, Inc. (b)	119,393	3,851,618
United Rentals, Inc. (b)	6,021	469,337

		10,342,208
Water Utilities — 0.2%
American Water Works Co., Inc.	115,900	4,897,934
Wireless Telecommunication Services — 0.7%
Softbank Corp.	187,200	16,354,003
Telephone & Data Systems, Inc. (a)	160,548	4,138,927

		20,492,930
Total Long-Term Investments (Cost — $2,397,854,412) — 100.6%		2,959,683,983
Short-Term Securities
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)(d)(e)	226,864,969	226,864,969
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)(e)	31,618,522	31,618,522
Total Short-Term Securities (Cost — $258,483,491) — 8.8%		258,483,491
Total Investments (Cost — $2,656,337,903*) — 109.4%		3,218,167,474
Liabilities in Excess of Other Assets — (9.4)%		(277,624,703)

Net Assets — 100.0%		$2,940,542,771

Notes to Schedule of Investments

*	As of December 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,691,844,697

Gross unrealized appreciation	$569,393,379
Gross unrealized depreciation	(43,070,602)

Net unrealized appreciation	$526,322,777

262	See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	All or a portion of security was purchased with the cash collateral from loaned securities.

(d)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Net Activity[1]	Shares Held at December 31, 2013	Income
BlackRock Cash Funds: Prime, SL Agency Shares	9,485,001	22,133,521	31,618,522	$34,065
BlackRock Cash Funds: Institutional, SL Agency Shares	138,527,226	88,337,743	226,864,969	$301,510

[1]	Represents net shares purchased.

(e)	Represents the current yield as of report date.

For Master Portfolio compliance purposes, the Master Portfolio‘s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts as of December 31, 2013 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
147	S&P 500 E-Mini Index	Chicago Mercantile	March 2014	$13,532,085	$469,687

•	Foreign currency exchange contracts as of December 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	5,874,737	JPY	606,575,419	Citibank NA	2/28/14	$113,363
USD	1,243,098	JPY	129,317,652	JPMorgan Chase Bank NA	2/28/14	14,814
USD	5,005,326	JPY	512,510,346	UBS AG	2/28/14	137,401
Total						$265,578

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

263 See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2013

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$2,914,131,669	$45,552,314	—	$2,959,683,983
Short-Term Securities	258,483,491	—	—	258,483,491

Total	$3,172,615,160	$45,552,314	—	$3,218,167,474

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity contracts	$469,687	—	—	$469,687
Foreign currency exchange contracts	—	$265,578	—	265,578

Total	$469,687	$265,578	—	$735,265

[1]	See above Schedule of Investments for values in each sector.

[2]	Derivative financial instruments are financial futures contracts and foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Master Portfolio’s assets and/or liabilities approximates fair value for financial statement purposes. As of December 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$493,829	—	—	$493,829
Cash pledged for financial future contracts	740,000	—	—	740,000
Foreign currency at value	3,215	—	—	3,215
Liabilities:
Collateral on securities loaned at value	—	$(204,575,541)	—	(204,575,541)

Total	$1,237,044	$(204,575,541)	—	$(203,338,497)

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

264	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2013

Active Stock Master Portfolio
Assets
Investments at value — unaffiliated[1,2]	$2,959,683,983
Investments at value — affiliated[3]	258,483,491
Foreign currency at value (cost — $3,143)	3,215
Investments sold receivable	125,259,825
Cash	493,829
Cash pledged for financial future contracts	740,000
Dividends receivable	3,512,393
Unrealized appreciation on foreign currency exchange contracts	265,578
Securities lending income receivable — affiliated	228,041
Interest receivable	4,068
Variation margin receivable on financial future contracts	45,930
Prepaid expenses	10,748

Total assets	3,348,731,101

Liabilities
Collateral on securities loaned at value	204,575,541
Investments purchased payable	17,794,856
Trustees’ fees payable	22,526
Investment advisory fees payable	304,958
Administration fees payable	259,164
Professional fees payable	28,789
Withdrawals payable to investors	185,114,575
Foreign taxes payable	87,921

Total liabilities	408,188,330

Net Assets	$2,940,542,771

Net Assets Consist of
Investors’ capital	$2,377,978,025
Net unrealized appreciation/depreciation	562,564,746

Net Assets	$2,940,542,771

[1] Investments at cost — unaffiliated	$2,397,854,412

[2] Securities loaned at value	$200,666,325

[3] Investments at cost — affiliated	$258,483,491

265 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF OPERATIONS

Year Ended December 31, 2013

Active Stock Master Portfolio
Investment Income
Dividends	$51,894,367
Foreign taxes withheld	(818,648)
Securities lending — affiliated — net	220,406
Interest — affiliated	115,170
Other income — affiliated	2,267,346

Total income	53,678,641

Expenses
Investment advisory	7,320,195
Administration	3,010,168
Professional	48,871
Independent Trustees	94,687

Total expenses	10,473,921
Less fees waived by Manager	(3,454,743)

Total expenses after fees waived	7,019,178

Net investment income	46,659,463

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	497,807,519
Financial futures contracts	5,598,435
Foreign currency transactions	(59,348)

503,346,606

Net change in unrealized appreciation/depreciation on:
Investments	331,652,372
Financial futures contracts	496,893
Foreign currency translations	265,780

332,415,045

Total realized and unrealized gain	835,761,651

Net Increase in Net Assets Resulting from Operations	$882,421,114

266	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	Active Stock Master Portfolio
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012
Operations
Net investment income	$46,659,463	$57,010,755
Net realized gain	503,346,606	210,331,039
Net change in unrealized appreciation/depreciation	332,415,045	147,479,020

Net increase in net assets resulting from operations	882,421,114	414,820,814

Capital Transactions
Proceeds from contributions	704,884,041	3,136,934,911
Value of withdrawals	(1,439,579,901)	(3,476,187,910)

Net decrease in net assets derived from capital transactions	(734,695,860)	(339,252,999)

Net Assets
Total increase in net assets	147,725,254	75,567,815
Beginning of year	2,792,817,517	2,717,249,702

End of year	$2,940,542,771	$2,792,817,517

267 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS

	Active Stock Master Portfolio
	Year Ended December 31,
	2013	2012	2011	2010	2009
Total Investment Return
Total investment return	34.02%	15.55%	2.20%	11.04%	24.86%

Ratios to Average Net Assets
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%

Total expenses after fees waived	0.23%	0.26%	0.27%	0.29%	0.30%

Net investment income	1.55%	2.03%	1.70%	1.50%	1.99%

Supplemental Data
Net assets, end of year (000)	$2,940,543	$2,792,818	$2,717,250	$2,513,424	$1,838,453

Portfolio turnover	153%	120%	275%	120%	149%

268	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

ACTIVE STOCK MASTER PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

1. Organization:

Active Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair value of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation result in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Master Portfolio’s books and records are maintained in US dollars. Purchases and sales of investment securities

269

MASTER INVESTMENT PORTFOLIO

ACTIVE STOCK MASTER PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Continued)

are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Master Portfolio investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components may be treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., financial futures and foreign currency contracts), that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-divided dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, the investor in the Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

3. Securities and Other Investments:

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Master Portfolio should have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations , represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Co., N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market

MASTER INVESTMENT PORTFOLIO

ACTIVE STOCK MASTER PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Continued)

value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral.

The following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under a MSLA as of December 31, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Fair Value of Non-cash Collateral Received	Net Amount[2]
Barclays Capital, Inc.	$2,344,443	$(2,344,443)	—	—
BNP Paribas Prime Brokerage, Inc.	144,976	(144,976)	—	—
Citigroup Global Markets, Inc.	21,386,657	(21,386,657)	—	—
Credit Suisse Securities (USA) LLC	$11,039,900	$(11,039,900)	—	—
Deutsche Bank Securities, Inc.	14,958,965	(14,958,965)	—	—
Goldman Sachs & Co.	19,922,886	(19,922,886)	—	—
Jefferies LLC	7,958,911	(7,958,911)	—	—
JP Morgan Clearing Corp.	80,374,379	(80,374,379)	—	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	26,950,084	(26,950,084)	—	—
Mizuho Securities USA, Inc.	145,120	(145,120)	—	—
Morgan Stanley & Co. LLC	13,667,034	(13,667,034)	—	—
Nomura Securities International, Inc.	330,228	(327,600)	—	$2,628
State Street Bank & Trust Co.	22,412	(22,412)	—	—
UBS Securities LLC	1,420,330	(1,420,330)	—	—
Total	$200,666,325	$(200,663,697)	—	$2,628

[1]

Collateral with a value of $204,575,541 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[2]

The market value of loaned securities is determined as of 12/31/13. Additional collateral is delivered to the Master Portfolio on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master

Portfolio and/or to economically hedge its exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Master Portfolio purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statement of Asset and Liabilities.

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Master Portfolio enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Master Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

MASTER INVESTMENT PORTFOLIO

ACTIVE STOCK MASTER PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2013
Derivative Assets
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/depreciation[1]	$469,687
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	265,578
Total		$735,265

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2013
Net Realized Gain from
Equity contracts:
Financial futures contracts	$5,598,435
Foreign currency exchange contracts:
Foreign currency transactions	90,190
Total	$5,688,625

Net Change in Unrealized Appreciation/Depreciation on
Equity Contracts:
Financial futures contracts	$496,893
Foreign currency exchange contracts:
Foreign currency transactions	265,570
Total	$762,463

For the year ended December 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	313
Average notional value of contracts purchased	$25,672,159
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	1
Average number of contracts — US dollars sold	1
Average US dollar amounts purchased	$3,033,675
Average US dollar amounts sold	$302,243

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Portfolio.

With exchange traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. Credit risk still exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated pro rata across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

In order to better define its contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Master Portfolio and additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the Master Portfolio and counterparties are permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Master Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance. The Master Portfolio attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

MASTER INVESTMENT PORTFOLIO

ACTIVE STOCK MASTER PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Continued)

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At December 31, 2013, the Master Portfolio’s derivative assets and liabilities (by type) on a gross basis are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$45,930	—

Foreign currency exchange contracts	265,578	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	311,508	—

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(45,930)	—

Total assets and liabilities subject to a MNA	265,578	—

The following table presents the Master Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Master Portfolio as of December 31, 2013:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Citibank N.A.	$113,363	—	—	—	$113,363
JP Morgan Chase Bank N.A.	14,814	—	—	—	14,814
UBS AG	137,401	—	—	—	137,401
Total	$265,578	—	—	—	$265,578

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BlackRock Fund Advisors (“BFA” or the “Manager”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.25%
$1 Billion — $3 Billion	0.24%
$3 Billion — $5 Billion	0.23%
$5 Billion — $10 Billion	0.22%
Greater than $10 Billion	0.21%

MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”),

which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. BAL is entitled to receive for these administration services an annual fee of 0.10% based on the average daily net assets of the Master Portfolio.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BAL voluntarily agreed to waive a portion of its administration and advisory fees paid by the Master Portfolio in an amount sufficient to maintain the advisory fee payable by each of the LifePath Master Portfolios at an annual rate of 0.35% based on the average daily net assets. This arrangement is voluntary and may be terminated by BAL at any time. With respect to the independent expenses discussed above, BAL has contractually agreed to provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to the independent expenses, through April 30, 2014. The amounts of the waivers and offsetting credits are shown as fees waived by the Manager in the Statement of Operations.

The Master Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolio retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The Master Portfolio benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC does not receive any fees for managing the cash collateral. The share of income earned by the Master Portfolio is shown as securities lending – affiliated – net in the Statement of Operations. For the year ended December 31, 2013, BTC received $51,423 in securities lending agent fees related to securities lending activities for the Master Portfolio.

MASTER INVESTMENT PORTFOLIO

ACTIVE STOCK MASTER PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Concluded)

During the year ended December 31, 2013, the Master Portfolio recorded a payment from an affiliate to compensate for foregone securities lending revenue, which is shown as Other income – affiliated in the Statement of Operations.

The Master Portfolio may invest its positive cash balances in certain money market funds managed by the Manager or an affiliate. The income earned on these temporary cash investments is included in income-affiliated in the Statement of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers or common trustees. For the year ended December 31, 2013, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $650,422 and $1,682,488, respectively.

6. Purchases and Sales:

Purchases and sales of investments excluding short-term securities for the year ended December 31, 2013, were $4,424,560,465 and $4,996,139,705, respectively.

7. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master Portfolio did not borrow under the credit agreement during the year ended December 31, 2013.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes has the financial resources to honor its obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by its value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

As of December 31, 2013, the Master Portfolio invested a significant portion of its assets in securities in the Information Technology sector. Changes in economic conditions affecting the Information Technology sector would have a greater impact on the Master Portfolio and could affect the value, income and/or liquidity of positions in such securities.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

274

MASTER INVESTMENT PORTFOLIO

ACTIVE STOCK MASTER PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Master Investment Portfolio and the Interestholders of Active Stock Master Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Active Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio, at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2014

MASTER INVESTMENT PORTFOLIO

MASTER PORTFOLIO INFORMATION

as of December 31, 2013

Corealpha Bond Master Portfolio

Portfolio Composition	Percent of Long-Term Investments
US Government Sponsored Agency Securities	42%
Corporate Bonds	25
US Treasury Obligations	13
Asset-Backed Securities	11
Non-Agency Mortgage-Backed Securities	7
Foreign Agency Obligations	1
Taxable Municipal Bonds	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	66%
AA/Aa	5
A	16
BBB/Baa	11
BB/Ba	1
Not Rated	1

[1]	Using the higher of Standard & Poor’s (“S&P”) or Moody’s Investors Service ratings.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations, which were deemed AAA/Aaa by the investment advisor.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2013

(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Access Group, Inc., Class A2 (a):
Series 2005-1, 0.36%, 3/23/20	U	SD 2,534	$2,527,233
Series 2005-A, 0.46%, 4/27/26		2,215	2,209,844
ACE Securities Corp. Home Equity Loan Trust (a):
Series 2005-AG1, Class A2D, 0.52%, 8/25/35		2,257	2,116,080
Series 2005-HE2, Class M3, 0.88%, 4/25/35		3,120	3,089,293
American Express Credit Account Master Trust, Series 2005-2, Class C, 0.65%, 10/16/17 (a)(b)		700	699,063
AmeriCredit Automobile Receivables Trust:
Series 2010-1, Class C, 5.19%, 8/17/15		1,358	1,372,773
Series 2010-1, Class D, 6.65%, 7/17/17		1,500	1,533,984
Series 2010-4, Class D, 4.20%, 11/08/16		2,600	2,680,265
Series 2011-1, Class C, 2.85%, 8/08/16		5,100	5,185,986
Series 2011-1, Class D, 4.26%, 2/08/17		3,895	4,049,624
Series 2011-2, Class D, 4.00%, 5/08/17		1,700	1,758,818
Series 2011-3, Class C, 2.86%, 1/09/17		1,900	1,939,153
Series 2012-1, Class D, 4.72%, 3/08/18		3,300	3,500,996
Ameriquest Mortgage Securities, Inc. Pass-Through Certificates, Series 2005-R6, Class A2, 0.36%, 8/25/35 (a)		233	230,331
Bear Stearns Asset-Backed Securities I Trust (a):
Series 2004-BO1, Class 2A1, 0.48%, 10/25/34		2,816	2,805,243
Series 2006-HE1, Class 1A3, 0.49%, 12/25/35		3,565	3,501,860
BNC Mortgage Loan Trust, Series 2007-4, Class A3A, 0.41%, 11/25/37 (a)		580	573,782
Carfinance Capital Auto Trust, Class A (b):
Series 2013-1A, 1.65%, 7/17/17		2,587	2,581,424
Series 2013-2A, 1.75%, 11/15/17		3,091	3,090,552
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-5, Class 1A4, 4.40%, 2/25/30		150	149,541
CIT Mortgage Loan Trust, Series 2007-1, Class 2A2, 1.41%, 10/25/37 (a)(b)		7,998	7,967,141

Asset-Backed Securities	Par (000)	Value
Citigroup Mortgage Loan Trust, Series 2007-WFH2, Class A2, 0.31%, 3/25/37 (a)	USD 456	$455,433
Countrywide Asset-Backed Certificates (a):
Series 2005-4, Class MV1, 0.62%, 10/25/35	994	992,826
Series 2005-8, Class M1, 0.63%, 12/25/35	3,449	3,393,619
Series 2005-14, Class 3A2, 0.40%, 4/25/36	434	432,969
Series 2006-25, Class 2A2, 0.28%, 6/25/47	118	118,299
CPS Auto Receivables Trust, Series 2011-B, Class B, 5.68%, 9/17/18 (b)	1,343	1,395,961
Credit Suisse Mortgage Capital Certificates, Series 2006-CF3, Class A1, 0.43%, 10/25/36 (a)(b)	2,284	2,236,038
DT Auto Owner Trust, Series 2012-2A (b):
Class C, 2.72%, 4/17/17	2,300	2,318,598
Class D, 4.35%, 3/15/19	3,400	3,505,805
Ellington Loan Acquisition Trust, Series 2007-1, Class A2A1, 1.16%, 5/26/37 (a)(b)	20	19,656
Exeter Automobile Receivables Trust, Series 2013-1A, Class A, 1.29%, 10/16/17 (b)	3,210	3,215,868
First Franklin Mortgage Loan Trust (a):
Series 2004-FF10, Class A3, 1.24%, 9/25/34	58	58,228
Series 2005-FF2, Class M2, 0.82%, 3/25/35	1,269	1,263,146
Series 2005-FF4, Class M1, 0.59%, 5/25/35	3,455	3,397,922
Series 2005-FF10, Class A4, 0.48%, 11/25/35	1,238	1,169,345
First Investors Auto Owner Trust, Class A2 (b):
Series 2013-1A, 0.90%, 10/15/18	2,884	2,884,901
Series 2013-3A, 0.89%, 9/15/17	1,800	1,800,112
Ford Credit Floorplan Master Owner Trust A, Class D:
Series 2011-1, 2.96%, 2/15/16 (b)	3,000	3,021,192
Series 2012-1, 2.26%, 1/15/16 (a)	1,070	1,070,534
HLSS Servicer Advance Receivables Backed Notes (b):
Series 2012-T2, Class B2, 2.48%, 10/15/45	100	100,910
Series 2013-T1, Class A1, 0.90%, 1/15/44	12,200	12,200,000
Series 2013-T1, Class B1, 1.25%, 1/15/44	1,900	1,899,430

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AUD	Australian Dollar	NOK	Norwegian Krone
	CAD	Canadian Dollar	NZD	New Zealand Dollar
	COP	Certificates of Participation	RB	Revenue Bonds
	EUR	Euro	REMICS	Real Estate Mortgage Investment Conduits
	EURIBOR	Euro Interbank Offered Rate	SEK	Swedish Krona
	GBP	British Pound	STRIPS	Separate Trading of Registered Interest and Principal Securities
	GO	General Obligation Bonds
	JPY	Japanese Yen	USD	US Dollar
	LIBOR	London Interbank Offered Rate
277 See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Series 2013-T2, Class A2, 1.15%, 5/16/44	USD	5,200	$5,172,960
Series 2013-T2, Class C2, 1.84%, 5/16/44		1,000	997,700
Series 2013-T2, Class D2, 2.39%, 5/16/44		750	747,225
Series 2013-T6, Class A, 1.29%, 9/15/44		3,000	2,998,200
Series 2013-T6, Class C, 1.73%, 9/15/44		900	899,190
HSI Asset Securitization Corp. Trust, Series 2006-OPT4, Class 2A5, 0.00%, 3/25/36 (c)		4,500	4,075,483
Iowa Student Loan Liquidity Corp., Series 2005-1, Class A2, 0.35%, 3/25/22 (a)		8,023	8,010,379
JPMorgan Mortgage Acquisition Trust, Series 2007-CH1, Class AV4, 0.29%, 11/25/36 (a)		1,439	1,423,202
KeyCorp Student Loan Trust, Class 2A3 (a):
Series 2005-A, 0.48%, 9/28/26		2,428	2,419,870
Series 2006-A, 0.44%, 6/27/29		10,934	10,778,054
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2, 0.99%, 6/25/35 (a)		1,273	1,234,555
MASTR Asset-Backed Securities Trust, Series 2006-FRE1, Class A3, 0.34%, 12/25/35 (a)		999	994,226
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE3, Class M2, 0.68%, 7/25/35 (a)		855	845,921
The National Collegiate Student Loan Trust (a):
Series 2004-1, Class A2, 0.51%, 6/25/27		3,251	3,115,116
Series 2005-1, Class A3, 0.30%, 10/26/26		536	534,170
Series 2005-2, Class A3, 0.35%, 2/25/28		4,905	4,802,005
Series 2005-3, Class A3, 0.40%, 7/25/28		8,216	7,995,397
Series 2005-3, Class A4, 0.44%, 4/25/29		2,038	1,860,394
Series 2006-1, Class A3, 0.35%, 5/25/26		1,079	1,056,493
Series 2006-2, Class A2, 0.31%, 7/25/26		10,312	10,093,184
Series 2007-4, Class A2A3, 3.67%, 12/26/25		2,600	2,617,053
Nationstar Agency Advance Funding Trust, Series 2013-T1A, Class AT1, 1.00%, 2/15/45 (b)		1,650	1,641,238
Nationstar Mortgage Advance Receivable Trust, Series 2013-T1A, Class A1, 1.08%, 6/20/44 (b)		16,100	16,094,478
New Century Home Equity Loan Trust, Series 2005-3, Class A2D, 0.54%, 7/25/35 (a)		177	176,868
Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2006-WF1, Class A3, 0.30%, 3/25/36 (a)		1,212	1,207,336
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates (a):
Series 2004-MHQ1, Class M1, 1.21%, 12/25/34		232	232,675

Asset-Backed Securities	Par (000)	Value
Series 2004-WWF1, Class M2, 1.18%, 12/25/34	USD 2,000	$1,995,412
Series 2005-WCW3, Class A2C, 0.54%, 8/25/35	4,494	4,366,919
RAAC Trust, Series 2006-SP3, Class A2, 0.33%, 8/25/36 (a)	666	665,883
RAMP Trust (a):
Series 2005-RS6, Class M1, 0.66%, 6/25/35	3,880	3,818,065
Series 2005-RZ4, Class A2, 0.42%, 11/25/35	388	385,371
RASC Trust, Series 2005-AHL3, Class A2, 0.40%, 11/25/35 (a)	3,594	3,476,679
Santander Consumer Acquired Receivables Trust (b):
Series 2011-S1A, Class D, 3.15%, 8/15/16	1,874	1,876,164
Series 2011-WO, Class C, 3.19%, 10/15/15	13,294	13,379,599
Santander Drive Auto Receivables Trust:
Series 2010-2, Class C, 3.89%, 7/17/17	1,188	1,207,536
Series 2010-3, Class C, 3.06%, 11/15/17	4,780	4,868,461
Series 2010-B, Class C, 3.02%, 10/17/16 (b)	7,065	7,117,455
Series 2011-1, Class C, 3.11%, 5/16/16	5,000	5,091,805
Series 2011-1, Class D, 4.01%, 2/15/17	14,720	15,301,234
Series 2011-3, Class B, 2.50%, 12/15/15	864	867,874
Series 2011-3, Class D, 4.23%, 5/15/17	3,900	4,073,070
Series 2011-4, Class C, 3.82%, 8/15/17	3,490	3,589,856
Series 2011-S2A, Class C, 2.86%, 6/15/17 (b)	28	27,753
Series 2011-S2A, Class D, 3.35%, 6/15/17 (b)	6	6,236
Series 2012-1, Class C, 3.78%, 11/15/17	300	310,175
Series 2012-2, Class B, 2.09%, 8/15/16	3,400	3,432,416
Series 2012-2, Class D, 3.87%, 2/15/18	2,000	2,099,250
Series 2012-3, Class B, 1.94%, 12/15/16	500	504,599
Series 2012-4, Class B, 1.83%, 3/15/17	2,800	2,826,236
Series 2012-6, Class B, 1.33%, 5/15/17	11,190	11,221,824
Series 2013-3 Class C, 1.81%, 4/15/19	2,590	2,572,714
Series 2013-A, Class B, 1.89%, 10/15/19 (b)	2,300	2,314,904
Series 2013-A, Class C, 3.12%, 10/15/19 (b)	4,100	4,204,997
SLC Private Student Loan Trust, Series 2009-AA, Class A, 4.75%, 6/15/33 (a)(b)	9,480	8,597,984
SLM Private Credit Student Loan Trust (a):
Series 2003-A, Class A2, 0.68%, 9/15/20	11,872	11,705,265
Series 2003-B, Class A2, 0.64%, 3/15/22	3,222	3,151,971

278	See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
Series 2004-A, Class A2, 0.44%, 3/16/20	USD 6,591	$6,529,404
Series 2004-B, Class A2, 0.44%, 6/15/21	10,058	9,938,737
Series 2005-A, Class A2, 0.38%, 12/15/20	2,896	2,882,318
Series 2006-B, Class A3, 0.38%, 12/15/22	352	352,153
Series 2006-C, Class A3, 0.37%, 6/15/21	3,681	3,674,219
SLM Private Education Loan Trust (a)(b):
Series 2009-CT, Class 1A, 2.35%, 4/15/39	1,319	1,320,275
Series 2009-CT, Class 2A, 2.01%, 4/15/39	730	731,428
Series 2010-A, Class 1A, 3.20%, 5/16/44	4,401	4,570,630
Series 2011-A, Class A1, 1.16%, 10/15/24	12,135	12,171,557
Series 2011-B, Class A1, 1.01%, 12/16/24	1,571	1,573,580
Series 2011-C, Class A1, 1.56%, 12/15/23	1,774	1,786,209
Series 2012-A, Class A1, 1.56%, 8/15/25	2,832	2,859,295
Series 2012-B, Class A1, 1.26%, 12/15/21	6,638	6,668,389
Series 2012-C, Class A1, 1.26%, 8/15/23	3,322	3,340,615
Series 2012-D, Class A1, 1.21%, 6/15/23	2,434	2,444,105
Series 2012-E, Class A1, 0.91%, 10/16/23	14,008	14,016,892
Series 2013-A, Class A1, 0.76%, 8/15/22	7,319	7,307,534
Series 2013-B, Class A1, 0.81%, 7/15/22	10,565	10,560,011
Series 2013-C, Class A1, 1.02%, 2/15/22	5,597	5,612,029
Soundview Home Loan Trust, Series 2005-OPT4, Class 2A3, 0.42%, 12/25/35 (a)	4,578	4,408,506
Terwin Mortgage Trust, Series 2006-5, Class 2A2, 0.37%, 6/25/37 (a)(b)	4,825	4,630,049
Trade MAPS 1 Ltd., Series 2013-1A, Class A, 0.86%, 12/10/18 (a)(b)	9,690	9,707,830
Vericrest Opportunity Loan Trust XIX LLC, Series 2013-NPL5, Class A1, 3.63%, 4/25/55 (b)	2,493	2,483,765
Vericrest Opportunity Loan Trust XXI LLC, Series 2013-NPL7, Class A1, 3.63%, 11/25/53 (a)(b)	3,250	3,237,812
Westlake Automobile Receivables Trust, Series 2011-1A, Class B, 2.60%, 10/15/14 (b)	225	225,035
Total Asset-Backed Securities — 13.1%		440,627,234
Corporate Bonds
Aerospace & Defense — 0.7%
Crane Co.:
2.75%, 12/15/18	688	684,645
4.45%, 12/15/23	1,550	1,532,077
Eaton Corp., 0.95%, 11/02/15	3,000	3,011,220
L-3 Communications Corp.:
3.95%, 11/15/16	1,250	1,326,380
4.75%, 7/15/20	1,600	1,660,379

Corporate Bonds	Par (000)		Value
Aerospace & Defense (concluded)
4.95%, 2/15/21 (d)	USD	2,768	$2,895,179
Lockheed Martin Corp.:
3.35%, 9/15/21		8,439	8,373,184
4.85%, 9/15/41 (d)		2,000	1,965,476
4.07%, 12/15/42		1,592	1,392,067
Raytheon Co., 4.70%, 12/15/41		2,100	2,037,979

			24,878,586
Air Freight & Logistics — 0.0%
United Parcel Service, Inc., 4.88%, 11/15/40		400	410,913
Airlines — 0.1%
United Airlines Pass-Through Trust, Series 2013-1, Class A, 4.30%, 2/15/27		4,400	4,477,000
Auto Components — 0.0%
Lear Corp., 4.75%, 1/15/23 (b)(d)		1,000	937,500
Beverages — 0.5%
Bottling Group LLC, 5.13%, 1/15/19 (d)		1,100	1,242,084
Diageo Capital PLC, 0.63%, 4/29/16		2,800	2,784,611
Diageo Finance BV, 3.25%, 1/15/15		2,000	2,057,374
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16		1,250	1,297,311
PepsiCo, Inc.:
7.90%, 11/01/18		2,000	2,499,960
2.75%, 3/01/23		3,400	3,146,911
4.88%, 11/01/40		1,000	999,952
3.60%, 8/13/42		2,000	1,646,214

			15,674,417
Biotechnology — 0.7%
Amgen, Inc., 2.30%, 6/15/16		3,240	3,340,528
Biogen Idec, Inc., 6.88%, 3/01/18		5,328	6,281,398
Celgene Corp.:
2.30%, 8/15/18		4,700	4,674,192
3.95%, 10/15/20		4,000	4,142,976
3.25%, 8/15/22		1,900	1,798,838
Gilead Sciences, Inc., 3.05%, 12/01/16		1,400	1,478,222

			21,716,154
Capital Markets — 2.4%
The Bank of New York Mellon Corp., 0.70%, 3/04/16		4,600	4,575,896
The Bear Stearns Cos. LLC:
5.70%, 11/15/14		800	835,617
6.40%, 10/02/17		2,500	2,901,402
Credit Suisse First Boston USA, Inc., 5.13%, 1/15/14 (d)		1,400	1,402,328
The Goldman Sachs Group, Inc.:
5.95%, 1/18/18		3,700	4,206,671
6.15%, 4/01/18		1,500	1,720,016
2.90%, 7/19/18		4,700	4,783,068
7.50%, 2/15/19		1,200	1,461,563
6.00%, 6/15/20		3,500	4,013,019
5.75%, 1/24/22		1,400	1,575,963
3.63%, 1/22/23 (d)		11,500	11,136,059
6.75%, 10/01/37		5,350	5,952,116
6.25%, 2/01/41		3,050	3,514,820

279 See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Capital Markets (concluded)
Morgan Stanley:
2.88%, 7/28/14	USD	3,400	$3,444,016
6.00%, 4/28/15		1,400	1,491,048
1.75%, 2/25/16		3,000	3,040,275
6.25%, 8/28/17		1,500	1,716,344
5.63%, 9/23/19		10,000	11,366,860
3.75%, 2/25/23 (d)		7,500	7,297,987
4.10%, 5/22/23		2,900	2,806,478
6.38%, 7/24/42		2,700	3,162,459

			82,404,005
Chemicals — 0.7%
Ecolab, Inc., 1.00%, 8/09/15		2,900	2,909,022
LYB International Finance BV, 4.00%, 7/15/23		4,150	4,096,278
LyondellBasell Industries NV:
5.00%, 4/15/19		5,300	5,886,291
6.00%, 11/15/21 (d)		7,300	8,395,818
RPM International, Inc., 6.13%, 10/15/19		2,453	2,751,030

			24,038,439
Commercial Banks — 1.6%
ANZ New Zealand International Ltd., 1.13%, 3/24/16 (b)		2,500	2,495,193
Bank of Nova Scotia:
0.95%, 3/15/16		4,200	4,205,972
1.10%, 12/13/16		5,000	5,023,975
Discover Bank, 4.20%, 8/08/23		290	286,030
Export-Import Bank of Korea, 4.00%, 1/29/21		1,446	1,483,094
Fifth Third Bancorp, 0.90%, 2/26/16		2,900	2,884,752
HSBC Bank USA NA, 5.88%, 11/01/34		1,700	1,868,875
HSBC Holdings PLC, 6.50%, 9/15/37		1,700	2,010,651
Royal Bank of Canada:
0.85%, 3/08/16		4,600	4,593,601
1.13%, 7/21/17		19,650	19,647,465
US Bancorp, 2.20%, 11/15/16		4,000	4,130,796
Wachovia Bank NA, 6.00%, 11/15/17		5,400	6,231,060

			54,861,464
Commercial Services & Supplies — 0.0%
Catholic Health Initiatives, 4.35%, 11/01/42		1,600	1,388,005
Computer Services Software & Systems — 0.0%
Perrigo Co. PLC., 2.30%, 11/08/18 (b)		550	542,865
Computers & Peripherals — 0.3%
Apple, Inc., 2.40%, 5/03/23		4,400	3,956,528
EMC Corp., 2.65%, 6/01/20		4,500	4,407,210
Hewlett-Packard Co., 4.75%, 6/02/14		2,900	2,946,438

			11,310,176
Consumer Finance — 0.2%
Capital One Bank USA NA, 2.15%, 11/21/18		2,150	2,138,497

Corporate Bonds	Par (000)		Value
Consumer Finance (concluded)
Caterpillar Financial Services Corp., 0.70%, 2/26/16 (d)	USD	3,600	$3,594,294

			5,732,791
Containers & Packaging — 0.1%
Packaging Corp. of America, 4.50%, 11/01/23		2,000	2,005,226
Rock-Tenn Co., 4.90%, 3/01/22		1,900	1,955,799

			3,961,025
Diversified Financial Services — 4.3%
American Express Credit Corp.:
2.75%, 9/15/15		2,600	2,690,628
2.38%, 3/24/17 (d)		3,000	3,083,634
American Honda Finance Corp., 1.13%, 10/07/16		4,635	4,653,943
Associates Corp. of North America, 6.95%, 11/01/18		964	1,146,976
Bank of America Corp.:
4.50%, 4/01/15 (d)		4,300	4,498,557
3.70%, 9/01/15 (d)		1,000	1,045,311
3.75%, 7/12/16		2,400	2,551,481
5.49%, 3/15/19		1,500	1,660,538
5.63%, 7/01/20		4,500	5,142,209
5.70%, 1/24/22		8,000	9,054,840
3.30%, 1/11/23		11,200	10,598,190
5.88%, 2/07/42		750	857,768
BNP Paribas SA, 2.40%, 12/12/18		4,000	4,002,544
Citigroup, Inc.:
6.38%, 8/12/14		712	735,939
4.45%, 1/10/17		4,200	4,551,956
2.50%, 9/26/18		3,000	3,015,141
8.50%, 5/22/19		1,600	2,050,542
5.38%, 8/09/20		5,000	5,688,210
3.38%, 3/01/23 (d)		2,600	2,471,339
3.50%, 5/15/23 (d)		2,700	2,515,836
6.13%, 8/25/36		800	852,936
8.13%, 7/15/39		3,300	4,628,870
5.88%, 1/30/42		350	393,356
Ford Motor Credit Co. LLC:
3.88%, 1/15/15		2,900	2,992,377
1.70%, 5/09/16		2,800	2,832,038
5.88%, 8/02/21		600	680,225
4.25%, 9/20/22		3,700	3,717,005
4.38%, 8/06/23 (d)		2,585	2,598,853
General Electric Capital Corp.:
2.25%, 11/09/15		2,000	2,061,222
4.38%, 9/16/20		4,000	4,335,156
4.63%, 1/07/21		1,600	1,744,715
6.75%, 3/15/32		500	619,153
6.88%, 1/10/39		1,000	1,285,596
IntercontinentalExchange Group, Inc., 2.50%, 10/15/18		3,000	3,022,065
Jefferies Group LLC, 5.13%, 1/20/23 (d)		940	950,778
JPMorgan Chase & Co.:
1.13%, 2/26/16 (d)		4,500	4,507,659
2.00%, 8/15/17 (d)		4,100	4,158,851
4.25%, 10/15/20		6,000	6,360,222
3.25%, 9/23/22 (d)		2,600	2,491,635
3.20%, 1/25/23 (d)		10,900	10,333,483
3.38%, 5/01/23		1,800	1,677,600
5.60%, 7/15/41		1,000	1,085,245
JPMorgan Chase Bank NA, 6.00%, 10/01/17		800	915,295

280	See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Financial Services (concluded)
Leucadia National Corp., 5.50%, 10/18/23	USD	3,375	$3,373,032
Merrill Lynch & Co., Inc.:
6.88%, 4/25/18		3,550	4,197,406
6.11%, 1/29/37		1,300	1,402,012

			145,232,367
Diversified Telecommunication Services — 1.4%
Alltel Corp., 7.00%, 3/15/16		2,500	2,804,835
AT&T, Inc.:
2.40%, 8/15/16		1,250	1,285,433
2.38%, 11/27/18		5,565	5,569,775
3.00%, 2/15/22		5,600	5,276,062
5.35%, 9/01/40		1,231	1,217,991
5.55%, 8/15/41		5,000	5,074,300
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 4/15/23		4,250	3,978,438
Embarq Corp., 8.00%, 6/01/36		1,000	1,012,440
Verizon Communications, Inc.:
3.65%, 9/14/18		4,500	4,763,538
8.75%, 11/01/18		1,300	1,663,446
4.50%, 9/15/20		4,500	4,817,547
6.90%, 4/15/38		900	1,071,059
7.35%, 4/01/39		1,700	2,111,388
4.75%, 11/01/41		2,100	1,963,175
6.55%, 9/15/43		2,675	3,129,640

			45,739,067
Electric Utilities — 1.4%
Commonwealth Edison Co.:
4.70%, 4/15/15		1,000	1,050,293
Series 100, 5.88%, 2/01/33		3,500	3,968,986
Duke Energy Corp.:
2.15%, 11/15/16		2,100	2,152,177
5.05%, 9/15/19 (d)		2,000	2,220,326
Duke Energy Florida, Inc., 3.85%, 11/15/42		2,500	2,189,330
MidAmerican Energy Holdings Co., 5.75%, 4/01/18		6,550	7,476,779
Mississippi Power Co., 4.25%, 3/15/42		1,700	1,474,782
Nisource Finance Corp., 4.80%, 2/15/44		1,125	1,015,048
Northern States Power Co., 5.25%, 7/15/35		2,500	2,686,727
Pacific Gas & Electric Co.:
5.63%, 11/30/17		1,500	1,699,463
3.25%, 9/15/21 (d)		2,900	2,848,305
3.75%, 8/15/42		3,000	2,502,339
PacifiCorp:
5.50%, 1/15/19		1,300	1,492,903
6.25%, 10/15/37		1,000	1,192,270
Progress Energy, Inc.:
4.88%, 12/01/19		3,100	3,406,258
4.40%, 1/15/21		3,700	3,904,621
3.15%, 4/01/22 (d)		950	914,718
PSEG Power LLC, 2.45%, 11/15/18		400	394,810
The Southern Co., 4.15%, 5/15/14		900	912,004
Tampa Electric Co., 2.60%, 9/15/22		2,000	1,843,798
Xcel Energy, Inc., 0.75%, 5/09/16		3,200	3,173,014

			48,518,951

Corporate Bonds	Par (000)		Value
Electrical Equipment — 0.1%
Roper Industries, Inc., 2.05%, 10/01/18	USD	3,500	$3,401,380
Electronic Equipment, Instruments & Components — 0.1%
Tyco Electronics Group SA, 6.55%, 10/01/17		2,900	3,318,748
Food & Staples Retailing — 0.8%
CVS Caremark Corp.:
6.13%, 8/15/16		2,300	2,586,805
2.25%, 12/05/18		3,125	3,124,088
The Kroger Co.:
3.30%, 1/15/21		5,000	4,967,045
3.85%, 8/01/23		2,025	1,993,726
Wal-Mart Stores, Inc.:
1.13%, 4/11/18		4,400	4,270,200
5.63%, 4/01/40		3,500	3,953,600
5.63%, 4/15/41		3,800	4,314,801

			25,210,265
Food Products — 0.4%
The Hershey Co., 4.13%, 12/01/20		1,550	1,657,502
Kellogg Co.:
4.45%, 5/30/16		100	107,879
3.25%, 5/21/18		1,550	1,611,952
Mead Johnson Nutrition Co., 4.90%, 11/01/19		4,500	4,907,061
Mondelez International, Inc., 4.13%, 2/09/16		2,000	2,120,316
Unilever Capital Corp., 2.20%, 3/06/19		3,400	3,395,634

			13,800,344
Gas Utilities — 0.1%
Southern California Gas Co., 3.75%, 9/15/42		1,800	1,587,553
Health Care Equipment & Supplies — 0.5%
Baxter International, Inc., 1.85%, 6/15/18		1,650	1,629,362
Boston Scientific Corp., 2.65%, 10/01/18		2,000	2,013,606
Covidien International Finance SA:
4.20%, 6/15/20		1,700	1,803,865
3.20%, 6/15/22		6,600	6,364,287
2.95%, 6/15/23		4,400	4,070,282
St. Jude Medical, Inc., 3.25%, 4/15/23		2,600	2,425,756

			18,307,158
Health Care Providers & Services — 1.1%
Aetna, Inc., 2.75%, 11/15/22		3,500	3,224,029
AmerisourceBergen Corp.:
5.88%, 9/15/15 (d)		2,000	2,168,744
4.88%, 11/15/19		900	990,834
3.50%, 11/15/21		6,250	6,141,794
Cardinal Health, Inc., 1.70%, 3/15/18		2,200	2,152,942
DaVita HealthCare Partners, Inc., 6.38%, 11/01/18 (d)		3,550	3,727,500
Express Scripts Holding Co., 3.13%, 5/15/16		3,000	3,131,139
Humana, Inc., 6.45%, 6/01/16 (d)		4,100	4,581,406
McKesson Corp., 1.40%, 3/15/18		4,500	4,323,613
UnitedHealth Group, Inc., 4.70%, 2/15/21 (d)		3,100	3,382,261

281 See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Health Care Providers & Services (concluded)
WellPoint, Inc., 5.25%, 1/15/16	USD	2,890	$3,124,737

			36,948,999
Hotels, Restaurants & Leisure — 0.5%
Brinker International, Inc., 2.60%, 5/15/18		1,200	1,181,140
McDonald’s Corp.:
6.30%, 10/15/37		1,000	1,218,587
4.88%, 7/15/40		1,600	1,633,642
3.70%, 2/15/42		1,800	1,524,443
Starbucks Corp., 0.88%, 12/05/16		2,450	2,434,572
Wyndham Worldwide Corp.:
4.25%, 3/01/22 (d)		1,550	1,512,757
3.90%, 3/01/23		1,550	1,460,047
Yum! Brands, Inc.:
4.25%, 9/15/15		2,000	2,111,578
5.30%, 9/15/19		2,241	2,498,397
6.88%, 11/15/37		542	617,131

			16,192,294
Household Durables — 0.1%
MDC Holdings, Inc., 6.00%, 1/15/43 (d)		1,108	955,947
Mohawk Industries, Inc., 3.85%, 2/01/23		1,655	1,572,250
Tupperware Brands Corp., 4.75%, 6/01/21		750	754,270

			3,282,467
Household Products — 0.0%
Kimberly-Clark Corp., 2.40%, 3/01/22		1,250	1,161,899
Independent Power Producers & Energy Traders — 0.2%
Constellation Energy Group, Inc., 5.15%, 12/01/20		3,200	3,405,120
Exelon Generation Co. LLC, 5.75%, 10/01/41		500	478,935
PSEG Power LLC, 4.15%, 9/15/21		1,150	1,166,938
Southern Power Co., 5.15%, 9/15/41		1,000	978,991

			6,029,984
Industrial Conglomerates — 0.0%
General Electric Co., 4.13%, 10/09/42 (d)		1,200	1,108,630
Insurance — 0.9%
Aflac, Inc.:
8.50%, 5/15/19		1,500	1,915,802
3.63%, 6/15/23		4,000	3,871,904
American International Group, Inc.:
6.40%, 12/15/20		1,200	1,418,233
8.18%, 5/15/38 (a)		500	605,000
Berkshire Hathaway, Inc.:
1.90%, 1/31/17		2,400	2,455,238
3.00%, 2/11/23		3,500	3,305,291
Fidelity National Financial, Inc., 5.50%, 9/01/22		1,225	1,270,526
Genworth Holdings, Inc., 4.80%, 2/15/24		1,475	1,456,945
Markel Corp.:
5.35%, 6/01/21		1,300	1,411,053
3.63%, 3/30/23 (d)		1,300	1,223,561
Marsh & McLennan Cos., Inc.:
5.75%, 9/15/15		192	207,387
4.80%, 7/15/21		1,600	1,705,651

Corporate Bonds	Par (000)		Value
Insurance (concluded)
Protective Life Corp., 8.45%, 10/15/39	USD	800	$1,018,353
Prudential Financial, Inc., 4.75%, 9/17/15		3,900	4,156,004
Willis Group Holdings PLC, 4.13%, 3/15/16		2,600	2,722,028
XLIT Ltd., 5.75%, 10/01/21		1,400	1,572,018

			30,314,994
Internet & Catalog Retail — 0.1%
Amazon.com, Inc., 1.20%, 11/29/17		2,600	2,545,642
Internet Software & Services — 0.3%
Baidu, Inc., 3.25%, 8/06/18		7,000	7,075,586
eBay, Inc., 2.60%, 7/15/22		850	781,769
VeriSign, Inc., 4.63%, 5/01/23		1,325	1,265,375

			9,122,730
IT Services — 0.5%
Fiserv, Inc., 3.50%, 10/01/22		4,000	3,714,428
International Business Machines Corp.:
2.00%, 1/05/16		8,600	8,826,705
7.63%, 10/15/18		2,050	2,564,267

			15,105,400
Leisure Equipment & Products — 0.2%
Mattel, Inc.:
2.50%, 11/01/16		750	769,326
5.45%, 11/01/41		1,600	1,598,757
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22		3,654	3,654,000

			6,022,083
Life Sciences Tools & Services — 0.2%
Thermo Fisher Scientific, Inc.:
3.25%, 11/20/14		1,600	1,633,979
3.20%, 3/01/16		2,800	2,927,386
2.40%, 2/01/19		325	321,975

			4,883,340
Machinery — 0.2%
Danaher Corp., 2.30%, 6/23/16		450	464,422
Dover Corp., 4.30%, 3/01/21		2,400	2,539,968
Ingersoll-Rand Global Holding Co., Ltd. (b):
2.88%, 1/15/19		400	394,251
5.75%, 6/15/43		1,500	1,522,458
Trinity Acquisition PLC, 6.13%, 8/15/43		1,100	1,111,991

			6,033,090
Media — 0.9%
Comcast Corp.:
5.70%, 5/15/18		2,450	2,813,222
3.13%, 7/15/22		2,550	2,433,470
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
3.55%, 3/15/15		3,600	3,718,678
5.15%, 3/15/42		1,500	1,347,153
DISH DBS Corp.:
7.88%, 9/01/19		2,700	3,091,500
6.75%, 6/01/21		1,200	1,272,000

282	See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Media (concluded)
NBCUniversal Enterprise, Inc., 1.97%, 4/15/19 (b)(d)	USD	2,700	$2,641,083
Scripps Networks Interactive, Inc., 2.70%, 12/15/16		2,300	2,391,223
Thomson Reuters Corp.:
0.88%, 5/23/16		1,600	1,588,741
1.30%, 2/23/17		350	348,456
Viacom, Inc.:
4.38%, 9/15/14		1,300	1,333,905
2.50%, 9/01/18		4,300	4,334,662
4.38%, 3/15/43		2,400	2,026,491
Virgin Media Secured Finance PLC, 5.38%, 4/15/21 (b)		1,225	1,225,000

			30,565,584
Metals & Mining — 0.1%
Reliance Steel & Aluminum Co., 4.50%, 4/15/23		2,000	1,961,838
Xstrata Canada Corp., 6.20%, 6/15/35		600	586,758
Xstrata Finance Canada Ltd., 6.00%, 11/15/41 (b)		650	629,047

			3,177,643
Multi-Utilities — 0.3%
Consolidated Edison Co. of New York, Inc., Series 12-A, 4.20%, 3/15/42		2,400	2,197,699
Dominion Resources, Inc.:
6.40%, 6/15/18		4,050	4,723,086
4.45%, 3/15/21		2,100	2,226,489
4.05%, 9/15/42		1,700	1,440,327
SCANA Corp., 4.13%, 2/01/22		500	485,564

			11,073,165
Multiline Retail — 0.1%
Nordstrom, Inc.:
4.00%, 10/15/21 (d)		1,200	1,244,596
7.00%, 1/15/38		600	769,250

			2,013,846
Oil, Gas & Consumable Fuels — 2.6%
BP Capital Markets PLC:
3.13%, 10/01/15		700	731,324
3.20%, 3/11/16		1,500	1,575,118
3.56%, 11/01/21		1,900	1,914,847
Buckeye Partners LP:
2.65%, 11/15/18		4,900	4,827,999
4.88%, 2/01/21		550	562,841
4.15%, 7/01/23		3,100	2,980,777
Chevron Corp.:
2.43%, 6/24/20		1,050	1,021,713
2.36%, 12/05/22		4,200	3,820,270
CNOOC Finance 2013 Ltd., 1.75%, 5/09/18		875	855,316
ConocoPhillips Canada Funding Co. I, 5.63%, 10/15/16 (d)		500	559,433
DCP Midstream Operating LP, 3.25%, 10/01/15		2,000	2,066,190
Encana Corp., 6.50%, 5/15/19		400	467,259
Energy Transfer Equity LP, 7.50%, 10/15/20		975	1,094,437
Energy Transfer Partners LP:
9.70%, 3/15/19		842	1,090,187
9.00%, 4/15/19		373	471,426
4.15%, 10/01/20		3,950	4,007,595

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Enterprise Products Operating LLC:
3.20%, 2/01/16	USD	3,000	$3,129,396
5.20%, 9/01/20		500	556,188
5.75%, 3/01/35		1,500	1,586,142
5.95%, 2/01/41		900	980,148
4.45%, 2/15/43		2,100	1,854,964
Husky Energy, Inc.:
3.95%, 4/15/22		5,300	5,231,280
6.80%, 9/15/37		1,000	1,201,774
Kinder Morgan Energy Partners LP, 3.95%, 9/01/22		4,400	4,287,624
Marathon Oil Corp., 0.90%, 11/01/15		1,300	1,301,084
Marathon Petroleum Corp., 6.50%, 3/01/41		1,074	1,224,050
Petrobras Global Finance BV, 4.38%, 5/20/23 (d)		3,200	2,850,854
Petrobras International Finance Co.:
5.38%, 1/27/21		3,100	3,076,403
6.75%, 1/27/41		500	465,216
Petroleos Mexicanos:
5.50%, 1/21/21		1,100	1,182,500
4.88%, 1/24/22 (d)		2,600	2,671,500
6.50%, 6/02/41 (d)		4,800	5,016,000
Plains All American Pipeline LP/PAA Finance Corp.:
8.75%, 5/01/19		600	767,434
6.70%, 5/15/36		1,000	1,172,622
Statoil ASA, 1.95%, 11/08/18		2,840	2,815,752
Sunoco Logistics Partners Operations LP:
3.45%, 1/15/23		4,400	4,042,927
6.10%, 2/15/42		900	918,888
4.95%, 1/15/43		900	800,661
TransCanada PipeLines Ltd.:
6.50%, 8/15/18		2,850	3,354,108
3.80%, 10/01/20		4,200	4,347,559
5.00%, 10/16/43		2,200	2,167,977
Williams Partners LP, 3.80%, 2/15/15		800	826,497

			85,876,280
Paper & Forest Products — 0.1%
International Paper Co., 9.38%, 5/15/19		1,600	2,098,680
Pharmaceuticals — 1.2%
AbbVie, Inc., 1.20%, 11/06/15		1,300	1,313,213
Allergan, Inc., 1.35%, 3/15/18		2,950	2,874,716
AstraZeneca PLC:
6.45%, 9/15/37		2,500	2,985,247
4.00%, 9/18/42		3,400	2,956,905
Bristol-Myers Squibb Co., 2.00%, 8/01/22		4,600	4,071,690
Eli Lilly & Co., 5.55%, 3/15/37		1,700	1,865,792
GlaxoSmithKline Capital PLC, 2.85%, 5/08/22		4,500	4,244,157
GlaxoSmithKline Capital, Inc.:
0.70%, 3/18/16		2,500	2,489,387
5.65%, 5/15/18		1,200	1,381,368
6.38%, 5/15/38		500	611,975
Johnson & Johnson, 4.38%, 12/05/33		4,000	4,026,040
Pfizer, Inc., 6.20%, 3/15/19		1,500	1,778,145

283 See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Pharmaceuticals (concluded)
Sanofi, 1.25%, 4/10/18	USD	2,900	$2,823,481
Sanofi-Aventis SA, 2.63%, 3/29/16		2,400	2,495,650
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21		2,800	2,746,296
Zoetis, Inc., 1.15%, 2/01/16		3,000	3,003,405

			41,667,467
Professional Services — 0.0%
The Dun & Bradstreet Corp., 2.88%, 11/15/15 (d)		600	615,305
Real Estate Investment Trusts (REITs) — 0.5%
American Tower Corp.:
4.63%, 4/01/15		4,000	4,183,728
5.05%, 9/01/20		1,300	1,374,716
Corrections Corp. of America:
4.13%, 4/01/20 (d)		2,900	2,842,000
4.63%, 5/01/23		2,425	2,285,563
Health Care REIT, Inc., 5.25%, 1/15/22		3,100	3,303,469
Host Hotels & Resorts LP, 3.75%, 10/15/23		525	486,770
Simon Property Group LP:
5.65%, 2/01/20		1,000	1,136,977
4.75%, 3/15/42 (d)		1,900	1,838,261

			17,451,484
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC:
3.00%, 3/15/23		2,000	1,862,522
5.40%, 6/01/41		2,700	2,800,483
Canadian Pacific Railway Co., 7.13%, 10/15/31		1,000	1,202,579
Norfolk Southern Corp., 5.75%, 1/15/16		2,425	2,649,337
Union Pacific Corp., 6.13%, 2/15/20		1,300	1,514,710

			10,029,631
Semiconductors & Semiconductor Equipment — 0.8%
Altera Corp., 2.50%, 11/15/18		7,900	7,833,135
Intel Corp.:
3.30%, 10/01/21		2,100	2,086,333
2.70%, 12/15/22		3,000	2,765,421
Maxim Integrated Products, Inc.:
2.50%, 11/15/18		1,220	1,209,691
3.38%, 3/15/23		2,000	1,831,114
Seagate HDD Cayman (b):
3.75%, 11/15/18		7,500	7,584,375
4.75%, 6/01/23		3,100	2,898,500

			26,208,569
Software — 0.2%
Microsoft Corp., 2.13%, 11/15/22		2,700	2,439,153
Oracle Corp.:
5.25%, 1/15/16		1,500	1,637,406
5.75%, 4/15/18		550	635,562
3.63%, 7/15/23		950	942,369
5.38%, 7/15/40		800	854,227

			6,508,717
Specialty Retail — 1.1%
Advance Auto Parts, Inc., 4.50%, 1/15/22		3,100	3,145,700

Corporate Bonds	Par (000)		Value
Specialty Retail (concluded)
The Gap, Inc., 5.95%, 4/12/21 (d)	USD	5,635	$6,226,523
The Home Depot, Inc.:
5.88%, 12/16/36		2,500	2,884,745
5.40%, 9/15/40		2,000	2,165,170
5.95%, 4/01/41		3,300	3,831,557
L Brands, Inc.:
6.90%, 7/15/17		2,167	2,492,050
8.50%, 6/15/19		4,000	4,800,000
O’Reilly Automotive, Inc., 4.63%, 9/15/21		5,300	5,468,164
QVC, Inc., 4.38%, 3/15/23 (d)		4,275	3,996,877
The Sherwin-Williams Co., 3.13%, 12/15/14		3,300	3,379,322

			38,390,108
Tobacco — 1.2%
Altria Group, Inc.:
4.13%, 9/11/15		2,600	2,743,634
2.85%, 8/09/22		3,400	3,130,451
5.38%, 1/31/44		3,700	3,715,322
Lorillard Tobacco Co., 3.50%, 8/04/16 (d)		650	683,959
Philip Morris International, Inc.:
5.65%, 5/16/18		4,300	4,938,645
1.88%, 1/15/19		3,550	3,469,248
2.90%, 11/15/21		7,700	7,350,844
2.63%, 3/06/23		4,400	3,984,719
6.38%, 5/16/38		2,500	2,963,213
Reynolds American, Inc.:
1.05%, 10/30/15		2,000	2,006,360
3.25%, 11/01/22		2,300	2,119,947
4.85%, 9/15/23		2,900	2,993,687
6.15%, 9/15/43		1,000	1,079,853

			41,179,882
Wireless Telecommunication Services — 0.2%
American Tower Corp.:
4.50%, 1/15/18		2,100	2,249,652
4.70%, 3/15/22		2,900	2,898,684
Vodafone Group PLC:
2.88%, 3/16/16		1,800	1,866,749
5.63%, 2/27/17		950	1,062,750

			8,077,835
Total Corporate Bonds — 30.3%			1,021,134,921
Foreign Agency Obligations
Brazilian Government International Bond, 5.63%, 1/07/41		1,500	1,455,000
Colombia Government International Bond:
4.38%, 7/12/21		2,000	2,060,000
7.38%, 9/18/37 (d)		800	982,000
6.13%, 1/18/41		1,200	1,284,000
Kreditanstalt für Wiederaufbau, 2.75%, 10/01/20		7,900	7,958,460
Mexico Government International Bond:
5.13%, 1/15/20		2,900	3,213,200
6.75%, 9/27/34		2,400	2,832,000
6.05%, 1/11/40		1,300	1,413,750
Panama Government International Bond, 6.70%, 1/26/36		1,600	1,788,000
Peruvian Government International Bond, 6.55%, 3/14/37		1,100	1,265,000
South Africa Government International Bond, 5.50%, 3/09/20		2,000	2,130,000
Turkey Government International Bond, 3.25%, 3/23/23 (d)		8,800	7,238,000
Total Foreign Agency Obligations — 1.0%			33,619,410

284	See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)		Value
Bay Area Toll Authority, RB, San Francisco Toll Bridge:
Series F-2, 6.26%, 4/01/49	USD	425	$509,749
Series S-1, 7.04%, 4/01/50		800	983,384
Brazos Higher Education Authority, Series 2004-I, Class A2, 0.41%, 6/27/22 (a)		1,038	1,035,158
City & County of Denver Colorado School District No. 1, COP, Refunding, Series B, 4.24%, 12/15/37		875	778,671
City & County of San Francisco California Public Utilities Commission Water Revenue, RB, Build America Bonds, Sub-Series G, 6.95%, 11/01/50		900	1,119,600
City of Chicago Illinois Transit Authority, RB, Series B, 6.90%, 12/01/40		450	504,414
City of Chicago Illinois Waterworks Transmission, RB, Build America Bonds, 2nd Lien, Series B, 6.74%, 11/01/40		150	166,446
City of Los Angeles California Department of Water & Power, RB, Build America Bonds, Series D, 6.57%, 7/01/45		1,320	1,647,452
City of New York New York Transitional Finance Authority, RB, Build America Bonds, Sub-Series B-1, 5.57%, 11/01/38		450	499,433
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Build America Bonds, Fiscal 2010, Series EE, 6.01%, 6/15/42		1,000	1,166,100
Commonwealth of Massachusetts, RB, Build America Bonds, Recovery Zone, Series A, 5.73%, 6/01/40		150	170,532
County of Orange California Local Transportation Authority, Refunding RB, Build America Bonds, Series A, 6.91%, 2/15/41		450	557,586
County of San Diego California Regional Transportation Commission, RB, Build America Bonds, Series A, 5.91%, 4/01/48		600	686,580
Florida Hurricane Catastrophe Fund Finance Corp., RB, Series A, 1.30%, 7/01/16		1,725	1,721,291
Metropolitan Water District of Southern California, RB, Build America Bonds, Series A, 6.95%, 7/01/40		1,200	1,339,572
New Jersey State Turnpike Authority, RB, Build America Bonds:
Series A, 7.10%, 1/01/41		700	896,322
Series F, 7.41%, 1/01/40		700	932,715

Municipal Bonds	Par (000)			Value
New York State Dormitory Authority, RB, Build America Bonds, General Purpose, Series H, 5.39%, 3/15/40	USD	675		$728,426
Port Authority of New York & New Jersey, RB, 164th Series, 5.65%, 11/01/40		800		872,192
Port Authority of New York & New Jersey, Refunding RB, 174th Series, 4.46%, 10/01/62		700		593,488
State of California, GO, Build America Bonds, Various Purpose:
7.55%, 4/01/39		1,150		1,490,389
7.63%, 3/01/40		1,150		1,514,067
7.60%, 11/01/40 (d)		250		330,053
State of Illinois, GO:
Build America Bonds, 7.35%, 7/01/35		650		724,347
Pension, 5.10%, 6/01/33		1,000		931,800
State of Mississippi, GO, Refunding Build America Bonds, Series F, 5.25%, 11/01/34		600		627,228
State of Oregon Department of Transportation, RB, Sub-Lien, Series A, 5.83%, 11/15/34		400		460,468
State of Texas, GO, Build America Bonds, Series A, 5.52%, 4/01/39		1,000		1,121,560
University of California, Refunding RB, Series AJ, 4.60%, 5/15/31		1,000		994,450
University of Missouri, RB, Build America Bonds, Series A, 5.79%, 11/01/41		300		347,970
Total Municipal Bonds — 0.7%				25,451,443
Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.2%
Citicorp Mortgage Securities Trust, Series 2006-1, Class 2A1, 5.00%, 2/25/21		318		330,785
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-7, Class 1A6, 5.25%, 8/25/35		514		521,583
CSMC Trust (a)(b):
Series 2009-13R, Class 5A1, 0.94%, 1/26/35		8,327		8,231,597
Series 2010-20R, Class 7A6, 3.50%, 3/27/37		5,654		5,707,915
Series 2011-4R, Class 4A6, 4.00%, 8/27/37		2,182		2,196,328
Series 2013-8R, Class 7A1, 0.33%, 4/27/37		1,796		1,701,285
Series 2013-8R, Class 8A1, 0.41%, 5/27/37		6,644		6,294,466
GreenPoint Mortgage Funding Trust, Class A1A (a):
Series 2006-AR4, 0.26%, 9/25/46		—	(e)	20
Series 2006-AR5, 0.24%, 10/25/46		—	(e)	201
HSI Asset Securitization Corp. Trust, Series 2005-NC2, Class 2A4, 0.94%, 8/25/35 (a)		242		239,737

285 See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
MASTR Asset Securitization Trust, Series 2005-2, Class 1A1, 5.25%, 11/25/35	USD	68	$68,200
National RMBS Trust, Series 2006-3, Class A1, 0.31%, 10/20/37 (a)(b)		3,335	3,327,214
Permanent Master Issuer PLC, Series 2011-1A, Class 1A1, 1.64%, 7/15/42 (a)(b)		4,300	4,301,105
Puma Finance Property Ltd., Series G5, Class A1, 0.38%, 2/21/38 (a)(b)		893	885,167
RALI Trust:
Series 2004-QS4, Class A7, 4.00%, 3/25/34		96	97,233
Series 2004-QS5, Class A5, 4.75%, 4/25/34		894	904,057
Series 2004-QS9, Class A1, 5.00%, 6/25/19		351	352,293
Structured Agency Credit Risk Debt Notes, Series 2013-DN2, Class M1, 1.62%, 11/25/23 (a)		4,873	4,861,555
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-4, Class 1A8, 5.75%, 4/25/36		132	131,965

			40,152,706
Commercial Mortgage-Backed Securities — 6.6%
Banc of America Commercial Mortgage Trust:
Series 2006-5, Class AM, 5.45%, 9/10/47		1,520	1,626,657
Series 2006-6, Class A4, 5.36%, 10/10/45		3,580	3,854,171
Series 2007-4, Class A4, 5.75%, 2/10/51 (a)		3,810	4,207,806
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
Series 2004-6, Class A3, 4.51%, 12/10/42		34	34,395
Series 2005-6, Class A4, 5.18%, 9/10/47 (a)		2,790	2,970,055
Bear Stearns Commercial Mortgage Securities Trust:
Series 2005-PW10, Class AM, 5.45%, 12/11/40 (a)		2,710	2,893,624
Series 2005-PWR8, Class A4, 4.67%, 6/11/41		492	511,677
CD Commercial Mortgage Trust, Series 2007-CD4, Class AMFX, 5.37%, 12/11/49 (a)		500	516,379
CD Mortgage Trust, Series 2007-CD5, Class A4, 5.89%, 11/15/44 (a)		2,218	2,488,665
Citigroup Commercial Mortgage Trust, Series 2010-RR2, Class CA3A, 5.31%, 12/19/39 (a)(b)		640	696,885
Commercial Mortgage Trust:
Series 2005-GG3, Class A4, 4.80%, 8/10/42 (a)		2,496	2,560,844
Series 2006-C7, Class AM, 5.78%, 6/10/46 (a)		1,870	2,009,811
Series 2007-C9, Class A4, 5.80%, 12/10/49 (a)		3,244	3,657,851
Series 2013-CR7, Class A4, 3.21%, 3/10/46		1,700	1,622,725
Series 2013-CR9, Class A4, 4.24%, 7/10/45 (a)		600	621,601

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
Series 2013-CR12, Class A3, 3.77%, 10/10/46	USD	990	$974,508
Series 2013-CR12, Class A4, 4.05%, 10/10/46		1,600	1,614,814
Series 2013-LC6, Class AM, 3.28%, 1/10/46		1,290	1,216,847
Credit Suisse Commercial Mortgage Trust:
Series 2006-C3, Class A3, 5.79%, 6/15/38 (a)		3,284	3,575,546
Series 2006-C3, Class AM, 5.79%, 6/15/38 (a)		638	691,627
Series 2006-C5, Class A3, 5.31%, 12/15/39		4,485	4,857,807
Series 2007-C1, Class A3, 5.38%, 2/15/40		2,631	2,839,533
Series 2007-C2, Class A3, 5.54%, 1/15/49 (a)		2,250	2,475,009
Series 2007-C2, Class AM, 5.61%, 1/15/49 (a)		950	1,008,511
Credit Suisse First Boston Mortgage Securities Corp. (a):
Series 2004-C1, Class B, 4.86%, 1/15/37		4,410	4,408,824
Series 2005-C5, Class AJ, 5.10%, 8/15/38		4,154	4,375,317
DBRR Trust, Class A (b):
Series 2012-EZ1, 0.95%, 9/25/45		2,752	2,752,354
Series 2013-EZ2, 0.85%, 2/25/45 (a)		6,449	6,415,911
GE Capital Commercial Mortgage Corp. (a):
Series 2005-C2, Class A4, 4.98%, 5/10/43		5,725	5,958,546
Series 2005-C3, Class AJ, 5.07%, 7/10/45		700	738,315
GE Commercial Mortgage Corp. Trust, Series 2007-C1, Class A2, 5.42%, 12/10/49		904	903,170
GMAC Commercial Mortgage Securities, Inc. Trust, Series 2006-C1, Class A4, 5.24%, 11/10/45 (a)		5,570	5,852,310
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6, 5.40%, 8/10/38		1,588	1,603,432
GS Mortgage Securities Trust:
Series 2012-GCJ7, Class AS, 4.09%, 5/10/45		930	940,276
Series 2013-GC14, Class A5, 4.24%, 8/10/46		1,620	1,667,597
Series 2013-GC16, Class A3, 4.24%, 11/10/46		1,580	1,619,631
GSMS Trust, Series 2009-RR1, Class GGA, 5.79%, 7/12/38 (a)(b)		1,813	1,972,469
JPMBB Commercial Mortgage Securities Trust, Series 2013-C14 (a):
Class A4, 4.13%, 8/15/46		1,400	1,433,673
Class AS, 4.41%, 8/15/46		760	778,335
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2004-CB8, Class A4, 4.40%, 1/12/39		561	561,181
Series 2004-CB9, Class A4, 5.58%, 6/12/41 (a)		4,267	4,340,830
Series 2005-CB11, Class A4, 5.34%, 8/12/37 (a)		3,569	3,711,189
Series 2005-CB13, Class AM, 5.28%, 1/12/43 (a)		2,060	2,194,098

286	See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2005-LDP3, Class AJ, 5.00%, 8/15/42 (a)	USD 7,383	$7,700,262
Series 2005-LDP5, Class AM, 5.24%, 12/15/44 (a)	5,070	5,467,305
Series 2006-CB14, Class AM, 5.45%, 12/12/44 (a)	1,750	1,879,069
Series 2006-CB16, Class A4, 5.55%, 5/12/45	856	930,114
Series 2006-LDP8, Class AM, 5.44%, 5/15/45	1,984	2,176,527
Series 2011-C5, Class A3, 4.17%, 8/15/46	1,100	1,155,148
Series 2012-CBX, Class AS, 4.27%, 6/15/45	1,110	1,140,255
LB Commercial Mortgage Trust, Series 2007-C3, Class A4, 5.88%, 7/15/44 (a)	2,059	2,305,967
LB-UBS Commercial Mortgage Trust:
Series 2004-C6, Class C, 5.11%, 8/15/36 (a)	600	614,269
Series 2005-C3, Class AM, 4.79%, 7/15/40	6,770	7,095,109
Series 2006-C1, Class AM, 5.22%, 2/15/31 (a)	740	795,174
Series 2006-C7, Class A2, 5.30%, 11/15/38	3,097	3,211,186
Series 2006-C7, Class AM, 5.38%, 11/15/38	1,000	1,080,039
Series 2007-C1, Class A4, 5.42%, 2/15/40	4,320	4,760,873
Series 2007-C2, Class AM, 5.49%, 2/15/40 (a)	1,800	1,899,445
Series 2007-C7, Class A3, 5.87%, 9/15/45 (a)	3,007	3,334,477
Monty Parent Issuer 1 LLC, Series 2013-LTR1, Class B, 4.25%, 10/20/15 (b)	3,656	3,654,838
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class A4, 4.08%, 7/15/46 (a)	1,560	1,594,986
Morgan Stanley Capital I Trust:
Series 2005-IQ9, Class A5, 4.70%, 7/15/56	1,963	2,008,315
Series 2005-IQ10, Class AJ, 5.22%, 9/15/42 (a)	1,200	1,258,771
Series 2006-HQ8, Class A4, 5.42%, 3/12/44 (a)	4,500	4,804,537
Series 2006-T21, Class A4, 5.16%, 10/12/52 (a)	1,355	1,444,633
Series 2007-HQ11, Class A4, 5.45%, 2/12/44 (a)	2,961	3,236,589
Series 2007-IQ16, Class A4, 5.81%, 12/12/49	3,680	4,114,008
Series 2007-T25, Class A3, 5.51%, 11/12/49 (a)	3,650	4,033,754
Series 2007-T27, Class A4, 5.65%, 6/11/42 (a)	5,450	6,123,249
Series 2007-T27, Class AM, 5.65%, 6/11/42 (a)	2,080	2,307,007
Series 2012-C4, Class A4, 3.24%, 3/15/45	2,220	2,166,429
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4, 3.24%, 4/10/46	1,880	1,798,308
Wachovia Bank Commercial Mortgage Trust:
Series 2005-C19, Class A6, 4.70%, 5/15/44	2,008	2,090,491

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
Series 2005-C19, Class B, 4.89%, 5/15/44	USD 3,186	$3,291,954
Series 2005-C20, Class A7, 5.12%, 7/15/42 (a)	3,199	3,370,761
Series 2005-C20, Class AJ, 5.16%, 7/15/42 (a)	4,110	4,330,164
Series 2005-C20, Class AMFX, 5.18%, 7/15/42 (a)	3,630	3,852,207
Series 2006-C23, Class A4, 5.42%, 1/15/45 (a)	179	190,705
Series 2006-C27, Class A3, 5.77%, 7/15/45 (a)	4,937	5,302,293
Series 2006-C28, Class AM, 5.60%, 10/15/48 (a)	2,430	2,608,481
Series 2007-C34, Class A3, 5.68%, 5/15/46	3,720	4,139,850
Wachovia Commercial Mortgage Trust Pass-Through Certificates, Series 2004-C10, Class B, 4.81%, 2/15/41	1,558	1,557,800
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Class A3, 2.88%, 12/15/45	1,870	1,746,356
Series 2013-C15, Class A4, 4.15%, 8/15/46 (a)	1,580	1,616,176
Series 2013-C18, Class A5, 4.16%, 12/15/46 (a)	1,880	1,920,758

		221,863,445
Total Non-Agency Mortgage-Backed Securities — 7.8%		262,016,151
US Government Sponsored Agency Securities
Agency Obligations — 3.5%
Fannie Mae:
0.00%, 6/01/17 — 5/15/30 (c)	16,000	13,592,449
0.50%, 3/30/16	15,000	14,983,875
0.88%, 5/21/18	49,708	48,083,145
2.32%, 8/01/33 (a)	1,867	1,982,437
Fannie Mae Principal STRIPS, Series 1P, 0.00%, 2/01/19 (c)	2,000	1,740,692
Federal Farm Credit Banks:
1.69%, 4/09/20	8,000	7,504,960
2.00%, 4/04/22	2,977	2,698,775
Federal Home Loan Bank:
2.88%, 9/11/20	3,805	3,845,592
3.38%, 6/12/20 — 12/08/23	7,800	7,952,268
4.00%, 9/01/28	1,625	1,569,466
FICO STRIPS, Series 12, 0.00%, 12/06/16 (c)	3,000	2,908,194
Freddie Mac, 0.88%, 10/14/16 — 3/07/18 (d)	6,136	5,961,335
Sallie Mae, Inc., 0.00%, 10/03/22 (c)	5,700	4,114,990
Tennessee Valley Authority:
3.50%, 12/15/42	250	197,091
5.88%, 4/01/36	1,125	1,303,227

		118,438,496
Collateralized Mortgage Obligations — 0.3%
Fannie Mae REMICS (a):
Series 2007-54, Class PF, 0.38%, 6/25/37	3,358	3,350,443
Series 2010-89, Class CF, 0.61%, 2/25/38	2,553	2,539,489
Series 2010-35, Class EF, 0.71%, 4/25/40	2,444	2,454,063

287 See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(Percentages shown are based on Net Assets)

US Government Sponsored Agency Securities	Par (000)	Value
Collateralized Mortgage Obligations (concluded)
Freddie Mac REMICS (a):
Series 3667, Class FW, 0.72%, 2/15/38	USD 1,512	$1,517,332
Series 3807, Class FN, 0.67%, 2/15/41	1,529	1,535,500

		11,396,827
Mortgage-Backed Securities — 46.0%
Fannie Mae Mortgage-Backed Securities:
1.94%, 4/01/43 (a)	878	890,654
1.97%, 5/01/43 (a)	1,357	1,378,577
2.09%, 6/01/43 (a)	1,470	1,462,296
2.26%, 1/01/36 (a)	950	1,005,120
2.32%, 1/01/35 (a)	1,190	1,254,256
2.35%, 5/01/33 (a)	2,286	2,418,242
2.44%, 2/01/42 (a)	32	33,779
2.50%, 9/01/28 — 1/01/44 (f)	39,491	38,801,823
2.75%, 1/01/42 (a)	753	773,691
2.78%, 8/01/41 (a)	2,239	2,336,839
3.00%, 1/01/27 — 1/01/44 (f)	131,587	127,137,873
3.31%, 9/01/41 (a)	1,113	1,159,802
3.34%, 4/01/40 (a)	279	292,869
3.50%, 2/01/26 — 1/01/44 (f)	109,162	109,700,218
3.62%, 5/01/40 (a)	1,758	1,867,053
4.00%, 8/01/25 — 1/01/44 (f)	303,345	313,011,746
4.50%, 10/01/24 — 1/01/44 (f)	218,518	231,805,184
5.00%, 1/01/18 — 1/01/44 (f)	108,488	117,914,930
5.50%, 9/01/19 — 1/01/44 (f)	25,468	28,009,640
6.00%, 11/01/22 — 8/01/38	23,009	25,764,351
6.50%, 12/01/30 — 12/01/32	9,582	10,792,379
Freddie Mac Mortgage-Backed Securities:
1.80%, 6/01/43 (a)	434	437,479
2.21%, 10/01/33 (a)	1,171	1,237,705
2.48%, 5/01/43 (a)	1,023	1,001,323
2.50%, 1/01/29 — 4/01/43 (f)	23,969	23,669,061
2.51%, 11/01/36 — 8/01/43 (a)	2,766	2,881,002
2.62%, 1/01/42 (a)	23	23,627
3.00%, 3/01/27 — 1/01/44 (f)	59,819	57,862,351
3.26%, 8/01/41 (a)	1,367	1,441,376
3.34%, 7/01/41 (a)	874	912,414
3.40%, 2/01/40 (a)	1,524	1,599,633
3.50%, 12/01/25 — 1/01/44 (f)	51,568	51,689,184
4.00%, 3/01/26 — 1/01/44 (f)	40,874	42,260,407
4.50%, 8/01/20 — 1/01/44 (f)	46,227	49,033,612
5.00%, 10/01/20 — 1/01/44 (f)	24,981	26,920,080
5.50%, 12/01/27 — 8/01/38	9,727	10,620,670
6.00%, 12/01/28 — 1/01/38	7,908	8,795,221
6.50%, 5/01/21 — 1/01/36	2,902	3,280,986
Ginnie Mae Mortgage-Backed Securities:
3.00%, 5/15/43 — 1/01/44 (f)	34,844	33,660,915
3.50%, 1/15/41 — 1/01/44 (f)	59,484	60,096,323
4.00%, 9/15/40 — 1/01/44 (f)	40,410	42,115,421
4.50%, 3/15/39 — 1/01/44 (f)	62,062	66,427,722
5.00%, 9/15/39 — 5/20/41	28,960	31,897,121
5.50%, 6/15/34 — 7/20/40	10,158	11,234,145
6.00%, 9/20/38 — 10/20/38	3,573	4,022,817

		1,550,931,917
Total US Government Sponsored Agency Securities — 49.8%		1,680,767,240
US Treasury Obligations
US Treasury Bonds (d):
6.38%, 8/15/27 (g)	24,068	31,957,779
6.25%, 5/15/30	26,586	35,512,807
5.00%, 5/15/37	21,563	25,659,970
4.38%, 5/15/40 (g)	11,922	12,950,272
3.88%, 8/15/40	15,149	15,153,726
4.38%, 5/15/41	1	1,085

US Treasury Obligations	Par (000)		Value
US Treasury Inflation Indexed Bond, 0.63%, 2/15/43		USD 10,361	$7,966,837
US Treasury Inflation Indexed Note, 0.38%, 7/15/23 (d)		66,596	64,228,945
US Treasury Notes (d):
0.25%, 6/30/14		21,258	21,274,602
2.63%, 7/31/14		33,150	33,631,703
2.63%, 12/31/14		48,363	49,538,076
0.88%, 4/30/17		48,051	47,908,337
1.00%, 8/31/19		143,993	136,174,612
1.13%, 3/31/20		51,137	47,916,954
Total US Treasury Obligations — 15.7%			529,875,705
Preferred Securities
Capital Trusts
Capital Markets — 0.0%
The Bank of New York Mellon Corp., Series D, 4.50% (a)(d)(h)		1,264	1,147,080
Diversified Financial Services — 0.1%
JPMorgan Chase & Co., Series Q, 5.15% (a)(h)		1,825	1,637,937
Insurance — 0.1%
The Chubb Corp.,
6.00%, 5/11/37		800	934,524
6.38%, 3/29/67 (a)		2,550	2,760,375

			3,694,899
Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25% (b)(h)		2,200	2,178,000
Total Capital Trusts — 0.3%			8,657,916
Preferred Stocks — 0.1%	Shares
Diversified Telecommunication Services — 0.1%
Qwest Corp., 7.38%		196,000	4,533,480
Total Preferred Securities — 0.4%			13,191,396
Total Long-Term Investments (Cost — $4,028,449,604) — 118.8%			4,006,683,500
Short-Term Securities
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (i)(j)(k)		538,812,448	538,812,448
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (i)(j)(k)		68,186,051	68,186,051
Total Short-Term Securities (Cost — $606,998,499) — 18.0%			606,998,499
Options Purchased (Cost — $214,444) — 0.0%			20,350
Total Investments Before TBA Sale Commitments and Options Written (Cost — $4,635,662,547*) — 136.8%			4,613,702,349
TBA Sale Commitments (f)	Par (000)
Fannie Mae Mortgage-Backed Securities:
3.00%, 1/01/44	USD	89,300	(84,890,812)
3.50%, 1/01/44		6,380	(6,345,109)
4.00%, 1/01/44		82,400	(84,923,500)
4.50%, 1/01/44		111,500	(118,259,688)
5.00%, 1/01/44		87,100	(94,666,813)
6.00%, 1/01/44		13,000	(14,434,062)

288	See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(Percentages shown are based on Net Assets)

TBA Sale Commitments (f)	Par (000)	Value
Freddie Mac Mortgage-Backed Securities, 4.50%, 1/01/44	USD 6,400	$(6,771,750)
Ginnie Mae Mortgage-Backed Securities:
4.50%, 1/01/44	17,000	(18,175,397)
5.00%, 1/01/44	8,000	(8,672,500)
Total TBA Sale Commitments (Proceeds — $438,193,195) — (13.0)%		(437,139,631)
Options Written (Premiums Received — $162,031) — (0.0)%		(12,719)
Total Investments, Net of TBA Sale Commitments and Options Written — 123.8%		4,176,549,999
Liabilities in Excess of Other Assets — (23.8)%		(803,403,038)

Net Assets — 100.0%		$3,373,146,961

Notes to Schedule of investments

*	As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$4,635,925,927

Gross unrealized appreciation	$44,847,956
Gross unrealized depreciation	(67,071,534)

Net unrealized depreciation	$(22,223,578)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.

(d)	Security, or a portion of security, is on loan.

(e)	Amount is less than $500.

(f)	Represents or includes a TBA transaction. Unsettled TBA transactions as of December 31, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$2,092,438	$84,775
BNP Paribas Securities Corp.	$19,524,250	$(42,840)
Citigroup Global Markets, Inc.	$40,798,534	$(34,134)
Credit Suisse Securities (USA) LLC	$80,265,431	$(177,375)
Deutsche Bank Securities Inc.	$43,572,097	$(73,276)
Goldman Sachs & Co.	$127,688,613	$(276,500)
Jefferies LLC	$4,753,125	$(8,739)
J.P. Morgan Securities LLC	$(52,938,522)	$(94,059)
Merrill Lynch, Pierce, Fenner & Smith Inc.	$25,580,138	$(24,164)
Morgan Stanley & Co. LLC	$27,380,294	$(146,807)
Nomura Securities International, Inc.	$98,179,094	$(40,764)
RBC Capital Markets LLC	$(7,925,938)	$8,363
RBS Securities Inc.	$14,288,297	$(58,737)
Wells Fargo Securities, LLC	$16,070,172	$(51,053)

(g)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.

(h)	Security is perpetual in nature and has no stated maturity date.
289 See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(i)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Net Activity	Shares Held at December 31, 2013	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	598,803,477	(59,991,029)	538,812,448	$773,827
BlackRock Cash Funds: Prime, SL Agency Shares	116,380,753	(48,194,702)	68,186,051	$89,501

(j)	Represents the current yield as of report date.

(k)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

For Master Portfolio compliance purposes, the Master Portfolio‘s industry classifications refer to any one or more of the industry sub- classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts outstanding as of December 31, 2013 were as follows:

Contracts Purchased (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
1,401	2-Year US Treasury Note	Chicago Board of Trade	March 2014	USD	307,957,312	$(614,465)
1,331	5-Year US Treasury Note	Chicago Board of Trade	March 2014	USD	158,804,938	(988,509)
167	10-Year Australian T-Bond	Sydney Futures Exchange	March 2014	USD	17,097,937	111,142
559	Euro-Bund Future	Eurex	March 2014	USD	107,023,950	(700,544)
714	Ultra Long-Term US Treasury Bond	Chicago Board of Trade	March 2014	USD	97,282,500	(1,740,920)
(778)	10-Year Canada Bond Future	Montreal	March 2014	USD	92,825,342	927,610
(101)	10-Year Japan Bond	Tokyo Stock Exchange	March 2014	USD	137,454,373	448,760
(1,716)	10-Year US Treasury Note	Chicago Board of Trade	March 2014	USD	211,148,438	487,057
(409)	UK Long Gilt Bond	NYSE Liffe	March 2014	USD	72,171,331	620,760
(110)	US Long Bond	Chicago Board of Trade	March 2014	USD	14,114,375	103,332
Total						$(1,345,777)

•	Foreign currency exchange contracts outstanding as of December 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	19,208,700	USD	31,099,462	Barclays Bank PLC	1/02/14	$709,183
USD	30,842,584	GBP	19,208,700	BNP Paribas S.A.	1/02/14	(966,061)
AUD	5,358,000	USD	4,745,538	Citibank N.A.	3/12/14	17,263
AUD	1,144,000	USD	1,017,165	Deutsche Bank AG	3/12/14	(247)
AUD	5,355,000	USD	4,737,569	Deutsche Bank AG	3/12/14	22,566
AUD	1,634,000	USD	1,481,661	Royal Bank of Canada	3/12/14	(29,175)
AUD	10,682,000	USD	9,514,340	UBS AG	3/12/14	(18,961)
AUD	27,975,000	USD	25,440,045	Westpac Banking Corp.	3/12/14	(572,678)
AUD	22,795,000	USD	20,729,431	Westpac Banking Corp.	3/12/14	(466,638)
CAD	16,652,000	USD	15,502,317	Citibank N.A.	3/12/14	147,470
CAD	516,000	USD	483,732	HSBC Bank PLC	3/12/14	1,212
CAD	25,556,000	USD	24,033,366	Royal Bank of Canada	3/12/14	(15,472)
CAD	5,027,000	USD	4,731,388	Royal Bank of Canada	3/12/14	(6,941)
EUR	6,843,000	USD	9,388,623	BNP Paribas S.A.	3/12/14	25,082
EUR	13,645,000	USD	18,720,995	BNP Paribas S.A.	3/12/14	50,014
EUR	24,428,000	USD	33,634,644	Credit Suisse International	3/12/14	(29,793)
EUR	11,002,000	USD	15,148,533	Credit Suisse International	3/12/14	(13,418)
EUR	6,881,000	USD	9,449,436	JPMorgan Chase Bank N.A.	3/12/14	16,544
GBP	1,075,000	USD	1,762,645	Barclays Bank PLC	3/12/14	16,648
GBP	7,231,000	USD	11,801,990	Barclays Bank PLC	3/12/14	166,448
GBP	7,715,000	USD	12,607,159	Barclays Bank PLC	3/12/14	162,375
GBP	2,744,000	USD	4,532,594	Barclays Bank PLC	3/12/14	9,156
GBP	7,719,000	USD	12,618,357	BNP Paribas S.A.	3/12/14	157,797
GBP	1,133,000	USD	1,854,564	Citibank N.A.	3/12/14	20,729
GBP	5,732,000	USD	9,489,502	HSBC Bank PLC	3/12/14	(2,144)
GBP	278,000	USD	455,768	Royal Bank of Scotland PLC	3/12/14	4,366
GBP	20,435,000	USD	33,570,414	Royal Bank of Scotland PLC	3/12/14	252,713
GBP	5,788,000	USD	9,458,865	State Street Bank and Trust Co.	3/12/14	121,181
JPY	191,400,000	USD	1,862,991	Barclays Bank PLC	3/12/14	(44,919)
JPY	729,850,000	USD	7,093,981	BNP Paribas S.A.	3/12/14	(161,272)
290	See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

•	Foreign currency exchange contracts outstanding as of December 31, 2013 were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	145,550,000	USD	1,412,553	Citibank N.A.	3/12/14	$(30,001)
JPY	729,850,000	USD	7,096,843	Credit Suisse International	3/12/14	(164,135)
JPY	145,550,000	USD	1,415,425	Deutsche Bank AG	3/12/14	(32,873)
JPY	195,100,000	USD	1,904,230	Goldman Sachs International	3/12/14	(51,012)
JPY	238,500,000	USD	2,327,826	Goldman Sachs International	3/12/14	(62,359)
JPY	3,063,900,000	USD	29,833,496	UBS AG	3/12/14	(730,084)
NOK	12,044,000	USD	1,962,778	Barclays Bank PLC	3/12/14	17,909
NOK	75,232,000	USD	12,218,896	Credit Suisse International	3/12/14	153,331
NZD	1,735,000	USD	1,410,277	Goldman Sachs International	3/12/14	9,916
NZD	4,680,000	USD	3,824,730	HSBC Bank PLC	3/12/14	6,108
NZD	4,645,000	USD	3,807,572	Westpac Banking Corp.	3/12/14	(5,383)
NZD	2,280,000	USD	1,880,608	Westpac Banking Corp.	3/12/14	(14,302)
NZD	567,000	USD	468,743	Westpac Banking Corp.	3/12/14	(4,622)
SEK	21,810,000	USD	3,302,794	Bank of America N.A.	3/12/14	84,158
SEK	21,812,000	USD	3,334,679	BNP Paribas S.A.	3/12/14	52,583
SEK	103,567,000	USD	15,767,969	Credit Suisse International	3/12/14	315,317
SEK	18,714,000	USD	2,847,201	HSBC Bank PLC	3/12/14	58,962
USD	2,776,823	AUD	3,126,000	Citibank N.A.	3/12/14	(1,922)
USD	5,268,501	AUD	5,931,000	Citibank N.A.	3/12/14	(3,647)
USD	11,595,284	AUD	13,045,750	Credit Suisse International	3/12/14	(1,265)
USD	7,081,143	AUD	7,966,931	Credit Suisse International	3/12/14	(772)
USD	904,896	AUD	1,022,000	Deutsche Bank AG	3/12/14	(3,574)
USD	5,947,727	AUD	6,689,250	Royal Bank of Canada	3/12/14	1,559
USD	3,632,227	AUD	4,085,069	Royal Bank of Canada	3/12/14	952
USD	31,195,300	CAD	33,095,000	Citibank N.A.	3/12/14	92,146
USD	1,871,226	CAD	2,010,000	Citibank N.A.	3/12/14	(17,801)
USD	1,418,153	CAD	1,508,000	Royal Bank of Canada	3/12/14	913
USD	5,690,257	CAD	6,069,000	Royal Bank of Canada	3/12/14	(13,476)
USD	34,172,815	EUR	24,797,500	BNP Paribas S.A.	3/12/14	59,654
USD	34,173,504	EUR	24,798,000	BNP Paribas S.A.	3/12/14	59,655
USD	9,394,337	EUR	6,817,000	Citibank N.A.	3/12/14	16,399
USD	4,924,554	EUR	3,570,000	Credit Suisse International	3/12/14	13,415
USD	2,372,614	EUR	1,720,000	Credit Suisse International	3/12/14	6,463
USD	9,364,336	EUR	6,810,000	Deutsche Bank AG	3/12/14	(3,973)
USD	9,436,906	EUR	6,881,000	Deutsche Bank AG	3/12/14	(29,075)
USD	4,823,657	EUR	3,539,000	Deutsche Bank AG	3/12/14	(44,837)
USD	9,177,959	EUR	6,661,000	Deutsche Bank AG	3/12/14	14,625
USD	9,440,196	EUR	6,864,000	HSBC Bank PLC	3/12/14	(2,398)
USD	9,450,084	EUR	6,877,000	HSBC Bank PLC	3/12/14	(10,394)
USD	9,435,743	EUR	6,899,000	HSBC Bank PLC	3/12/14	(55,000)
USD	9,372,269	EUR	6,810,000	Royal Bank of Canada	3/12/14	3,961
USD	2,814,340	EUR	2,058,000	Royal Bank of Scotland PLC	3/12/14	(16,788)
USD	24,323,753	GBP	14,903,000	Barclays Bank PLC	3/12/14	(343,047)
USD	3,928,466	GBP	2,400,000	Citibank N.A.	3/12/14	(43,910)
USD	11,348,393	GBP	6,908,000	Royal Bank of Scotland PLC	3/12/14	(85,429)
USD	8,484,164	GBP	5,175,000	Royal Bank of Scotland PLC	3/12/14	(81,272)
USD	7,970,660	JPY	821,300,000	Citibank N.A.	3/12/14	169,285
USD	7,986,868	JPY	821,300,000	Deutsche Bank AG	3/12/14	185,493
USD	5,682,571	JPY	583,600,000	UBS AG	3/12/14	139,064
USD	17,084,827	NOK	104,601,000	Barclays Bank PLC	3/12/14	(117,259)
USD	4,271,166	NOK	26,150,000	Barclays Bank PLC	3/12/14	(29,314)
USD	3,861,770	NOK	23,777,000	Credit Suisse International	3/12/14	(48,460)
USD	1,398,410	NOK	8,617,000	HSBC Bank PLC	3/12/14	(18,693)
USD	3,337,622	NZD	4,056,000	Citibank N.A.	3/12/14	17,562
USD	466,297	NZD	567,000	Royal Bank of Canada	3/12/14	2,177
USD	2,820,455	SEK	18,434,000	JPMorgan Chase Bank N.A.	3/12/14	(42,226)
USD	25,383,636	SEK	165,903,000	JPMorgan Chase Bank N.A.	3/12/14	(380,028)
Total						$(1,434,696)

•	Exchange-traded options purchased as of December 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Eurodollar 1-Year Mid-Curve Options	Put	USD	98.50	6/13/14	407	$20,350
291 See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

•	Exchange-traded options written as of December 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Eurodollar 1-Year Mid-Curve Options	Put	USD	98.25	6/13/14	407	$(12,719)

•	Centrally cleared credit default swaps — sold protection outstanding as of December 31, 2013 were as follows:

Index	Receive Fixed Rate	Clearing house	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
Dow Jones CDX North America High Yield Series 20, Version 1	5.00%	Chicago Mercantile	6/20/18	B+	USD 16,200	$968,279
Dow Jones CDX North America High Yield Series 21, Version 1	5.00%	Chicago Mercantile	12/20/18	B+	USD 56,700	97,000
Total						$1,065,279

[1]	Using S&P’s rating of the underlying securities of the index.

[2]	The maximum potential amount the Master Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

•	Centrally cleared interest rate swaps outstanding as of December 31, 2013 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
2.27%[3]	3-Month LIBOR	Chicago Mercantile	N/A	8/31/20	USD 22,700	$(138,800)
2.37%[4]	3-Month LIBOR	Chicago Mercantile	3/31/14[5]	2/15/21	USD 101,430	1,355,046
2.91%[4]	6-Month EURIBOR	Chicago Mercantile	3/31/14[5]	3/07/25	GBP 54,230	2,103,367
3.66%[4]	3-Month LIBOR	Chicago Mercantile	N/A	8/15/39	USD 8,360	313,719
Total						$3,633,332

[3]	Master Portfolio pays the floating rate and receives the fixed rate.

[4]	Master Portfolio pays the fixed rate and receives the floating rate.

[5]	Forward swap.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

292	See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2013

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$437,389,422	$3,237,812	$440,627,234
Corporate Bonds	—	1,021,134,921	—	1,021,134,921
Foreign Agency Obligations	—	33,619,410	—	33,619,410
Municipal Bonds	—	25,451,443	—	25,451,443
Non-Agency Mortgage-Backed Securities	—	262,016,151	—	262,016,151
US Government Sponsored Agency Securities	—	1,680,767,240	—	1,680,767,240
US Treasury Obligations	—	529,875,705	—	529,875,705
Preferred Securities	$4,533,480	8,657,916	—	13,191,396
Short-Term Securities	606,998,499	—	—	606,998,499
Options Purchased:
Interest Rate Contracts	20,350	—	—	20,350
Liabilities:
Investments:
TBA Sale Commitments	—	(437,139,631)	—	(437,139,631)

Total	$611,552,329	$3,561,772,577	$3,237,812	$4,176,562,718

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$1,065,279	—	$1,065,279
Interest rate contracts	$2,698,661	3,772,132	—	6,470,793
Foreign currency exchange contracts	—	3,382,354	—	3,382,354
Liabilities:
Foreign currency exchange contracts	—	(4,817,050)	—	(4,817,050)
Interest rate contracts	(4,057,157)	(138,800)	—	(4,195,957)

Total	$(1,358,496)	$3,263,915	—	$1,905,419

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The carrying amount for certain of the Master Portfolio’s assets and/or liabilities approximates fair value for financial statement purposes. As of December 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$286,711	—	—	$286,711
Foreign currency at value	3,764,854	—	—	3,764,854
Cash pledged for centrally cleared swaps	7,520,000	—	—	7,520,000
Liabilities:
Collateral on securities loaned at value	—	$(441,171,726)	—	(441,171,726)
Due to broker	—	(110,000)	—	(110,000)

Total	$11,571,565	$(441,281,726)	—	$(429,710,161)

There were no transfers between levels during the year ended December 31, 2013.

293 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

CoreAlpha Bond Master Portfolio
Assets
Investments at value — unaffiliated (including securities loaned at value of $427,998,147) (cost — $4,028,664,048)	$4,006,703,850
Investments at value — affiliated (cost — $606,998,499)	606,998,499
Cash	286,711
Foreign currency at value (cost — $3,710,753)	3,764,854
Cash pledged for centrally cleared swaps	7,520,000
TBA sale commitments receivable	438,193,195
Contributions receivable from investors	59,653,246
Interest receivable	18,212,460
Unrealized appreciation on foreign currency exchange contracts	3,382,354
Variation margin receivable on centrally cleared swaps	931,618
Principal paydowns receivable	98,004
Securities lending income receivable — affiliated	58,352
Other income receivable — affiliated	61,204

Total assets	5,145,864,347

Liabilities
Collateral on securities loaned at value	441,171,726
Due to broker	110,000
Investments purchased payable	882,860,499
TBA sale commitments at value (proceeds — $438,193,195)	437,139,631
Withdrawals payable to investors	5,811,469
Unrealized depreciation on foreign currency exchange contracts	4,817,050
Investment advisory fees payable	667,937
Variation margin payable on financial futures contracts	67,431
Professional fees payable	36,339
Trustees’ fees payable	22,585
Options written at value (premiums received — $162,031)	12,719

Total liabilities	1,772,717,386

Net Assets	$3,373,146,961

Net Assets Consist of
Investors’ capital	$3,391,932,044
Net unrealized appreciation/depreciation	(18,785,083)

Net Assets	$3,373,146,961

294	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

CoreAlpha Bond Master Portfolio
Investment Income
Interest	$73,906,166
Securities lending — affiliated — net	579,082
Dividends	361,411
Income — affiliated	284,246
Other income — affiliated	61,204

Total income	75,192,109

Expenses
Investment advisory	7,393,778
Independent Trustees	96,546
Professional	53,476
Miscellaneous	610

Total expenses	7,544,410
Less fees waived by Manager	(150,022)

Total expenses after fees waived	7,394,388

Net investment income	67,797,721

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(12,175,934)
Financial futures contracts	(14,092,028)
Options written	558,424
Swaps	16,919,783
Foreign currency transactions	3,989,562

(4,800,193)

Net change in unrealized appreciation/depreciation on:
Investments	(133,167,667)
Financial futures contracts	(1,729,479)
Options written	149,312
Swaps	2,231,449
Foreign currency translations	(2,207,740)

(134,724,125)

Total realized and unrealized loss	(139,524,318)

Net Decrease in Net Assets Resulting from Operations	$(71,726,597)

295 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	CoreAlpha Bond Master Portfolio
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012
Operations
Net investment income	$67,797,721	$60,933,108
Net realized gain (loss)	(4,800,193)	49,324,984
Net change in unrealized appreciation/depreciation	(134,724,125)	13,288,577

Net increase (decrease) in net assets resulting from operations	(71,726,597)	123,546,669

Capital Transactions
Proceeds from contributions	1,313,533,374	4,690,973,134
Value of withdrawals	(658,300,198)	(4,387,331,971)

Net increase in net assets derived from capital transactions	655,233,176	303,641,163

Net Assets
Total increase in net assets	583,506,579	427,187,832
Beginning of year	2,789,640,382	2,362,452,550

End of year	$3,373,146,961	$2,789,640,382

296	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS

	CoreAlpha Bond Master Portfolio
	Year Ended December 31,
	2013	2012	2011		2010		2009
Total Investment Return
Total investment return	(2.39)%	4.95%	8.38%		6.56%		11.67%

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.27%		0.36%		0.35%

Total expenses after fees waived	0.24%	0.24%	0.26%		0.35%		0.35%

Net investment income	2.23%	2.36%	3.22%		3.19%		4.33%

Supplemental Data
Net assets, end of year (000)	$3,373,147	$2,789,640	$2,362,453		$2,150,563		$1,633,960

Portfolio turnover[1]	986%	2,128%	1,646%	[2]	621%	[3]	278%	[4]

[1]	Includes TBA transactions, if any.

[2]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 1,510%.

[3]	Excluding TBA transactions, the portfolio turnover rate would have been 170%.

[4]	Excluding TBA transactions, the portfolio turnover rate would have been 199%.
297 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

COREALPHA BOND MASTER PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

1. Organization:

CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

The Master Portfolio values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Master Portfolio’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment

MASTER INVESTMENT PORTFOLIO

COREALPHA BOND MASTER PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Continued)

speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency: The Master Portfolio’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Master Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, options written and swaps) that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2013. The Master Portfolio’s 2011 federal tax return is currently under examination. No other income tax returns are currently under examination. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Master Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay

299

MASTER INVESTMENT PORTFOLIO

COREALPHA BOND MASTER PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Continued)

their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Master Portfolio may have to subsequently reinvest the proceeds at lower interest rates. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Master Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds: The Master Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Master Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Master Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Master Portfolio may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Master Portfolio also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Master Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Master Portfolio may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Master Portfolio may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s

MASTER INVESTMENT PORTFOLIO

COREALPHA BOND MASTER PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Continued)

board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

TBA Commitments: The Master Portfolio may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Master Portfolio generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Master Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Master Portfolio accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Master Portfolio’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Master Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Master Portfolio should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under a MSLA as of December 31, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$2,845,571	$(2,845,571)	—
Citigroup Global Markets, Inc.	154,190,290	(154,190,290)	—
Credit Suisse Securities (USA) LLC	9,303,493	(9,303,493)	—
Deutsche Bank Securities Inc.	50,326,014	(50,326,014)	—
Goldman Sachs & Co.	41,630,215	(41,630,215)	—
Jefferies LLC	163,660	(163,660)
JP Morgan Securities LLC	12,226,905	(12,226,905)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	92,742,144	(92,742,144)	—
Morgan Stanley	57,320,395	(57,320,395)	—
RBS Securities Inc.	3,146,816	(3,146,816)	—
Wells Fargo Securities LLC	4,102,644	(4,102,644)	—

Total	$427,998,147	$(427,998,147)	—

[1]

Collateral with a value of $441,171,726 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master

301

MASTER INVESTMENT PORTFOLIO

COREALPHA BOND MASTER PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio and/or to economically hedge its exposure to certain risks such as credit risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Master Portfolio purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Master Portfolio enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Master Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Master Portfolio purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Master Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by the Master Portfolio is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Master Portfolio enters into a closing transaction), the Master Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Master Portfolio writes a call option, such option is “covered,” meaning that the Master Portfolio holds the underlying instrument subject to being called by the option counterparty. When the Master Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Master Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Master Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Master Portfolio purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Master Portfolio enters into swap agreements in which the Master Portfolio and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Master Portfolio for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Master Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Master Portfolio’s counterparty on the swap agreement

302

MASTER INVESTMENT PORTFOLIO

COREALPHA BOND MASTER PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Continued)

becomes the CCP. The Master Portfolio is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Master Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Master Portfolio will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Interest rate swaps — The Master Portfolio enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time.

•

Forward swaps — The Master Portfolio may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Master Portfolio and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2013
Derivative Assets
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on centrally cleared swaps[1]; Investments at value — unaffiliated[2]	$6,491,143
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	3,382,354
Credit contracts	Unrealized appreciation on centrally cleared swaps[1]	1,065,279
Total		$10,938,776

Derivative Liabilities
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized depreciation on centrally cleared swaps[1]; Options written at value[2]	$4,195,957
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	4,817,050
Total		$9,013,007

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

MASTER INVESTMENT PORTFOLIO

COREALPHA BOND MASTER PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Continued)

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2013
Net Realized Gain (Loss) From
Interest rate contracts:
Financial futures contracts	$(14,092,028)
Swaps	8,281,442
Options[3]	(208,248)
Foreign currency exchange contracts:
Foreign currency transactions	3,908,263
Credit contracts:
Swaps	8,638,341
Total	$6,527,770

Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$(1,729,479)
Swaps	2,742,426
Options[3]	379,024
Foreign currency exchange contracts:
Foreign currency translations	(2,259,790)
Credit contracts:
Swaps	(510,977)
Total	$(1,378,796)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended December 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	7,436
Average number of contracts sold	1,262
Average notional value of contracts purchased	$1,152,594,863
Average notional value of contracts sold	$353,561,736
Options:
Average number of option contracts purchased	481
Average number of option contracts written	482
Average notional value of options contracts purchased	$302,462
Average notional value of options contracts written	$210,250
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	100
Average number of contracts — US dollars sold	97
Average US dollar amounts purchased	$457,918,804
Average US dollar amounts sold	$452,967,208
Credit default swaps:
Average number of contracts — buy protection	1
Average number of contracts — sell protection	3
Average notional value — buy protection	$34,490,000
Average notional value — sell protection	$77,675,000
Interest rate swaps:
Average number of contracts — pays fixed rate	5
Average number of contracts — receives fixed rate	1
Average notional value — pays fixed rate	$384,743,505
Average notional value — receives fixed rate	$15,233,175

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Portfolio. For OTC options purchased, the Master Portfolio bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Master Portfolio should the counterparty fail to perform under the contracts. Options written by the Master Portfolio do not typically give rise to counterparty credit risk, as options written generally obligate the Master Portfolio, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such

304

MASTER INVESTMENT PORTFOLIO

COREALPHA BOND MASTER PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Continued)

instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

In order to better define its contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the Master Portfolio and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Master Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance. The Master Portfolio attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At December 31, 2013, the Master Portfolio’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	—		$67,431
Foreign currency exchange contracts	$3,382,354		4,817,050
Swaps	931,618		—
Options	20,350	[1]	12,719

Total derivative assets and liabilities in the Statement of Assets and Liabilities	4,334,322		4,897,200

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(951,968)		(80,150)

Total assets and liabilities subject to a MNA	$3,382,354		$4,817,050

[1]	Includes options purchased at value, which is included in Investments at value — unaffiliated and reported in the Schedule of Investments.

MASTER INVESTMENT PORTFOLIO

COREALPHA BOND MASTER PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Continued)

The following table presents the Master Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Master Portfolio as of December 31, 2013:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$84,158	—	—	—	$84,158
Barclays Bank PLC	1,081,719	$(534,539)	—	—	547,180
BNP Paribas S.A.	404,785	(404,785)	—	—	—
Citibank N.A.	480,854	(97,281)	—	—	383,573
Credit Suisse International	488,526	(257,843)	—	—	230,683
Deutsche Bank AG	222,684	(114,579)	—	—	108,105
Goldman Sachs International	9,916	(9,916)	—	—	—
HSBC Bank PLC	66,282	(66,282)	—	—	—
JPMorgan Chase Bank N.A.	16,544	(16,544)	—	—	—
Royal Bank of Canada	9,562	(9,562)	—	—	—
Royal Bank of Scotland PLC	257,079	(183,489)	—	—	73,590
State Street Bank and Trust Co.	121,181	—	—	—	121,181
UBS AG	139,064	(139,064)	—	—	—
Total	$3,382,354	$(1,833,884)	—	—	$1,548,470

The following table presents the Master Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Master Portfolio as of December 31, 2013:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Barclays Bank PLC	$534,539	$(534,539)	—	—	—
BNP Paribas S.A.	1,127,333	(404,785)	—	—	$722,548
Citibank N.A.	97,281	(97,281)	—	—	—
Credit Suisse International	257,843	(257,843)	—	—	—
Deutsche Bank AG	114,579	(114,579)	—	—	—
Goldman Sachs International	113,371	(9,916)	—	—	103,455
HSBC Bank PLC	88,629	(66,282)	—	—	22,347
JPMorgan Chase Bank N.A.	422,254	(16,544)	—	—	405,710
Royal Bank of Canada	65,064	(9,562)	—	—	55,502
Royal Bank of Scotland PLC	183,489	(183,489)	—	—	—
UBS AG	749,045	(139,064)	—	—	609,981
Westpac Banking Corp.	1,063,623	—	—	—	1,063,623
Total	$4,817,050	$(1,833,884)	—	—	$2,983,166

[1]	The amount of derivatives available for offset is limited to the amount of the assets and/or liabilities that are subject to a MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.25%
$1 Billion — $3 Billion	0.24%
$3 Billion — $5 Billion	0.23%
$5 Billion — $10 Billion	0.22%
Greater than $10 Billion	0.21%

The Manager entered into a sub-advisory agreement with each of BlackRock International Limited (“BIL”) and BlackRock Fund Advisors (“BFA”), both affiliates of the Manager. The Manager pays BIL and BFA, for services they provide with respect to the Master Portfolio, a monthly fee that is a percentage of the investment advisory fees paid by the Master Portfolio to BAL.

306

MASTER INVESTMENT PORTFOLIO

COREALPHA BOND MASTER PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Continued)

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. The Manager has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to the Manager, as applicable, by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. This contractual waiver is effective through April 30, 2014. The amount of the waiver, if any, is shown as fees waived by Manager in the Statement of Operations.

The Master Portfolio received an exemptive order from the Securities and Exchange Commission permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC, an affiliate of the Manager, as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolio retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The Master Portfolio benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC does not receive any fees for managing the cash collateral. The share of income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2013, BTC received $311,611 in securities lending agent fees related to securities lending activities for the Master Portfolio.

The Master Portfolio recorded a payment from an affiliate to compensate for foregone securities lending revenue, which is shown as Other income — affiliated in the Statement of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

6. Purchases and Sales:

Purchases and sales of investments including paydowns, mortgage dollar rolls and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2013, were $27,889,678,191 and $27,446,804,520, respectively.

Purchases and sales of US government securities for the Master Portfolio for the year ended December 31, 2013, were $4,850,464,292 and $4,756,199,351, respectively.

Transactions in options written for the year ended December 31, 2013, were as follow:

	Calls
	Contracts	Premiums Received
Outstanding options, beginning of year	—	—
Options written	1,171	$278,511
Options exercised	—	—
Options expired	(98)	(25,875)
Options closed	(1,073)	(252,636)
Outstanding options, end of year	—	—

	Puts
	Contracts	Premiums Received
Outstanding options, beginning of year	—	—
Options written	1,829	$707,379
Options exercised	—	—
Options expired	(1,129)	(449,738)
Options closed	(293)	(95,610)
Outstanding options, end of year	407	$162,031

7. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master Portfolio did not borrow under the credit agreement during the year ended December 31, 2013.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with

MASTER INVESTMENT PORTFOLIO

COREALPHA BOND MASTER PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Concluded)

counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedule of Investments for these securities and derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Master Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

MASTER INVESTMENT PORTFOLIO

COREALPHA BOND MASTER PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Master Investment Portfolio and the Interestholders of CoreAlpha Bond Master Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio, at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2014

MASTER INVESTMENT PORTFOLIO

OFFICERS AND TRUSTEES

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 107 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	President, London Center for Policy Research since 2012; Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet services) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 107 Portfolios	None
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None
310

MASTER INVESTMENT PORTFOLIO

OFFICERS AND TRUSTEES (Continued)

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 107 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the MIP covered by this annual report. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the MIP’s Board. As a result, although the chart shows certain Trustees as joining the MIP’s board in 2009, those Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 278 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

MASTER INVESTMENT PORTFOLIO

OFFICERS AND TRUSTEES (Concluded)

Name, Address and Year of Birth	Position(s) Held with the MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
MIP Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2009	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2009	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the MIP serve at the pleasure of the Board.
312

P.O. Box 219548
Kansas City, MO 64121-9548

FORWARDING SERVICE REQUESTED

U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1275

PRESORTED STANDARD

Not FDIC Insured	• May Lose Value • No Bank Guarantee

There is no assurance that the Funds will achieve their investment objectives. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. State Farm Mutual Funds are not insurance products.

State Farm VP Management Corp.
(Underwriter and Distributor of Securities Products)
One State Farm Plaza
Bloomington, Illinois 61710-0001
1-800-447-4930

statefarm.com®

120-6345 a.13-CH

AP2014/02/0385

2-2014
Printed in U.S.A.

Pursuant to Securities and Exchange Commission Staff guidance contained in Letter to Chief Financial Officers from Lawrence A. Friend, dated November 7, 1997, “Investment Co. Accounting Guidance,” the foregoing State Farm Mutual Fund Trust annual report included as Item 1 on this Form N-CSR and sent to shareholders of registrant, includes the financial statements and notes to financial statements of seven series of Master Investment Portfolio (MIP). MIP is unaffiliated with registrant and neither registrant nor the certifying officers to this Form N-CSR, have any control over the preparation or content of the information included in MIP’s financial statements and notes to financial statements included herein.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-800-447-4930.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw and Anita Nagler, members of the registrant’s Audit Committee, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in Instruction 2(d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Audit Committee or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Billed to registrant for fiscal year ending December 31, 2013: $ 476,213

Billed to registrant for fiscal year ending December 31, 2012: $ 425,941

The audit fees for December 31, 2013 are based on amounts billed and expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees

Billed to registrant for fiscal year ending December 31, 2013: $ 0

Billed to registrant for fiscal year ending December 31, 2012: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2013: $ 5,625

Billed for fiscal year ending December 31, 2012: $ 0

The nature of the services comprising the fees disclosed under this category: The audit-related fees were billed to registrant’s administrator, State Farm Investment Management Corp., by the registrant’s independent registered public accountant. These fees related to the performance of a review of the accounting services transition related to the State Farm S&P 500 Index Fund’s investment directly in individual securities after withdrawing all its assets from the S&P 500 Stock Master Portfolio.

(c)	Tax Fees

Billed to registrant for fiscal year ending December 31, 2013: $ 81,850

Billed to registrant for fiscal year ending December 31, 2012: $109,138

The nature of the services comprising the fees disclosed under this category:

Includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. Also includes fees for reviewing the registrant’s tax returns (federal, state, and excise), a review of income tax and excise tax positions, issues and tax accounting methods with respect to the registrant, and research and related activities regarding the State Farm S&P 500 Index Fund’s investment directly in individual securities after withdrawing all its assets from the S&P 500 Stock Master Portfolio.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2013: $ 0

Billed for fiscal year ending December 31, 2012: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(d)	All Other Fees

Billed to registrant for fiscal year ending December 31, 2013: $ 0

Billed to registrant for fiscal year ending December 31, 2012: $ 0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2013: $ 20,600

Billed for fiscal year ending December 31, 2012: $ 20,000

The nature of the services comprising the fees disclosed under this category:

The fees were billed to registrant’s transfer agent, State Farm Investment Management Corp., by the registrant’s independent registered public accountant. These fees related to the performance of an internal control review of the internal controls of the registrant’s transfer agent and issuance of a report in accordance with Rule 17Ad-13 under the Securities Exchange Act of 1934 by the registrant’s independent registered public accountant.

(e)(1)	The Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Audit Committee (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

-	the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

-	the independent registered public accountants shall report directly to the Committee.

b.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2013:	not applicable	not applicable	not applicable
Fiscal year ending December 31, 2012:	not applicable	not applicable	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2013:	100%	0%	100%
Fiscal year ending December 31, 2012:	not applicable	0%	100%

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending December 31, 2013:     $ 81,850

Fiscal year ending December 31, 2012:     $109,138

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending December 31, 2013:     $ 20,600

Fiscal year ending December 31, 2012:     $ 20,000

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending December 31, 2013:     $ 0

Fiscal year ending December 31, 2012:     $ 0

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)	The information required by this Item 6(a) is included as part of the report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Mutual Fund Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Mutual Fund Trust

By	/s/ Michael L. Tipsord
Michael L. Tipsord President

Date     March 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael L. Tipsord
Michael L. Tipsord
President

Date     March 3, 2014

By	/s/ Paul J. Smith
Paul J. Smith
Senior Vice President and Treasurer

Date     March 3, 2014